As filed with the Securities and Exchange Commission on December 17, 2007
                        1933 Act Registration No. 2-11357
                       1940 Act Registration No. 811-00582

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]
         Pre-Effective Amendment No.               [   ]    [ ]
         Post-Effective Amendment No.              [130]    [X]
                  and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]
         Amendment No.                             [ 85]    [X]

                        (Check appropriate box or boxes)

                          NEUBERGER BERMAN EQUITY FUNDS
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 476-8800

                                Peter E. Sundman
           Chairman of the Board, Chief Executive Officer and Trustee
                          Neuberger Berman Equity Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                     (Name and Address of Agent for Service)

                                 With copies to:

                            Arthur C. Delibert, Esq.
                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                               1601 K Street, N.W.
                           Washington, D.C. 20006-1600
                       ___________________________________

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

 X  immediately upon filing pursuant to paragraph (b)
---
    on _________________ pursuant to paragraph (b)
---
    60 days after filing pursuant to paragraph (a)(1)
---
    on _________________ pursuant to paragraph (a)(1)
---
    75 days after filing pursuant to paragraph (a)(2)
---
    on _________________ pursuant to paragraph (a)(2)
---

If appropriate, check the following box:
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being registered:

Shares of the Advisor Class of Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Partners Fund, and Neuberger Berman Small Cap Growth Fund.

Shares of the Institutional Class of Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Small and Mid Cap Growth Fund, and Neuberger Berman Socially Responsive Fund.

Shares of the Investor Class of Neuberger Berman Century Fund, Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Socially Responsive Fund.

Shares of the Trust Class of Neuberger Berman Convergence Fund, Neuberger Berman Dividend Fund, Neuberger Berman Energy Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Research Opportunities Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Small, and Mid Cap Growth Fund, and Neuberger Berman Socially Responsive Fund.

Class A shares of Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, and Neuberger Berman Select Equities Fund.

Class C shares of Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, and Neuberger Berman Select Equities Fund.

                          NEUBERGER BERMAN EQUITY FUNDS

            CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 130 ON FORM N-1A

This Post-Effective Amendment consists of the following papers and documents.

Cover Sheet

Contents of Post-Effective Amendment No. 130 on Form N-1A

Part A - Prospectuses

Part B - Statements of Additional Information

Part C - Other Information

Signature Pages

Exhibits




This filing is intended to affect the Registration Statement of Shares of the Advisor Class of Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Partners Fund and Neuberger Berman Small Cap Growth Fund; Shares of the Institutional Class of Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Small and Mid Cap Growth Fund and Neuberger Berman Socially Responsive Fund; Shares of the Investor Class of Neuberger Berman Century Fund, Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund; Shares of the Trust Class of Neuberger Berman Convergence Fund, Neuberger Berman Dividend Fund, Neuberger Berman Energy Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Research Opportunities Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Small and Mid Cap Growth Fund, and Neuberger Berman Socially Responsive Fund; Class A Shares of Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, and Neuberger Berman Select Equities Fund; and Class C Shares of Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, and Neuberger Berman Select Equities Fund.

--------------------------
  NEUBERGER | BERMAN
--------------------------
A LEHMAN BROTHERS COMPANY





PROSPECTUS - DECEMBER 17, 2007



Neuberger Berman
Equity Funds




ADVISOR CLASS SHARES

Fasciano Fund

Focus Fund

Genesis Fund

Guardian Fund

Mid Cap Growth Fund

Partners Fund

Small Cap Growth Fund


These securities,  like the securities of all
mutual  funds,  have  not  been  approved  or
disapproved  by the  Securities  and Exchange
Commission,  and the  Securities and Exchange
Commission   has  not   determined   if  this
prospectus  is  accurate  or  complete.   Any
representation to the contrary is a criminal offense.

Contents
--------------------------------------------------------------------------------

EQUITY FUNDS

Fasciano Fund................................................................2

Focus Fund...................................................................9

Genesis Fund................................................................14

Guardian Fund...............................................................20

Mid Cap Growth Fund.........................................................26

Partners Fund...............................................................32

Small Cap Growth Fund.......................................................39



YOUR INVESTMENT
Maintaining Your Account....................................................46

Share Prices................................................................48

Distributions and Taxes.....................................................49

Market Timing Policy........................................................50

Portfolio Holdings Policy...................................................51


Fund Structure..............................................................51



THESE FUNDS:
o   are designed for investors with long-term goals in mind
o offer you the opportunity to participate in financial markets through a professionally managed stock portfolio
o also offer the opportunity to diversify your portfolio with Funds that invest using a value or a growth approach, or a combination of the two
o carry certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
o are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency

o normally invest at least 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in equity securities.


THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAMES IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(c) 2007 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

Neuberger Berman
FASCIANO FUND                                               Ticker Symbol: NBFVX
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM CAPITAL GROWTH. THE PORTFOLIO MANAGER ALSO MAY CONSIDER A COMPANY'S POTENTIAL FOR CURRENT INCOME PRIOR TO SELECTING IT FOR THE FUND.

To pursue this goal, the Fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. These stocks include securities having common stock characteristics, such as securities convertible into common stocks, and rights and warrants to purchase common stocks. The Portfolio Manager currently looks for companies with:

o strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon
o stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon.

In choosing companies that the Portfolio Manager believes are likely to achieve the Fund's objective, the Portfolio Manager also will consider the company's overall business qualities. These qualities include the company's profitability and cash flow, financial condition, insider ownership, and stock valuation. In selecting companies that the Portfolio Manager believes may have greater potential to appreciate in price, the Portfolio Manager will invest the Fund in smaller companies that are not closely followed by major Wall Street brokerage houses and large asset management firms.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> SMALL-CAP STOCKS

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE LAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.

--> GROWTH VS. VALUE INVESTING

VALUE INVESTORS SEEK STOCKS TRADING AT BELOW MARKET AVERAGE PRICES BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES BEFORE OTHER INVESTORS DISCOVER THEIR WORTH. GROWTH INVESTORS SEEK COMPANIES THAT ARE ALREADY SUCCESSFUL BUT MAY NOT HAVE REACHED THEIR FULL POTENTIAL.

THE FUND'S BLENDED INVESTMENT APPROACH SEEKS TO LOWER RISK BY DIVERSIFYING ACROSS COMPANIES AND INDUSTRIES WITH GROWTH AND VALUE CHARACTERISTICS, AND CAN PROVIDE A CORE SMALL-CAP FOUNDATION WITHIN A DIVERSIFIED PORTFOLIO.


                                2 FASCIANO FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


The stocks of smaller companies in which the Fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

o   may have a shorter history of operations than larger companies
o   may not have as great an ability to raise additional capital
o may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

The Fund will combine value and growth styles of investing.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

To the extent the Portfolio Manager commits a portion of the Fund's assets to mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.


                                3 FASCIANO FUND

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                                4 FASCIANO FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

 1997     '98     '99     '00     '01     '02     '03     '04      '05    '06
--------------------------------------------------------------------------------
21.51     7.19    6.16    1.70    4.46    -9.00   29.07   12.14    2.29    4.62


BEST QUARTER: Q2 '03, 19.20%

WORST QUARTER: Q3 '98, -13.41%

Year-to-date performance as of 9/30/2007: 3.95%

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*
--------------------------------------------------------------------------------

                               1 Year       5 Years       10 Years
-------------------------------------------------------------------------------
FASCIANO FUND
Return Before Taxes             4.62         7.11         7.55
Return After Taxes on
Distributions                   3.81         6.68         6.97
Return After Taxes on
Distributions and
Sale of Fund Shares             4.09         6.12         6.45
Russell 2000 Index             18.37        11.39         9.44

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTION:

The Russell 2000 Index is an unmanaged index of U.S. small-cap stocks.
--------------------------------------------------------------------------------


* THE YEAR-BY-YEAR AND AVERAGE ANNUAL TOTAL RETURN DATA FOR THE PERIODS PRIOR TO 3/24/2001 ARE THOSE OF NEUBERGER BERMAN FASCIANO FUND'S PREDECESSOR, FASCIANO FUND, INC. PERFORMANCE FROM THE BEGINNING OF THE MEASUREMENT PERIOD ABOVE TO 5/2002 IS THAT OF FASCIANO FUND INVESTOR CLASS. BECAUSE INVESTOR CLASS HAS MODERATELY LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE ADVISOR CLASS.

--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.


                                5 FASCIANO FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                        None
------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                                       1.25
Distribution (12b-1) fees                                               0.25
Other expenses                                                          0.21
------------------------------------------------------------------------------
Total annual operating expenses                                         1.71
--------------------------------------------------------------------------------



EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                       1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------
Expenses                $174         $539          $928          $2,019
--------------------------------------------------------------------------------



* NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS VOLUNTARILY UNDERTAKEN TO WAIVE OR REIMBURSE CERTAIN EXPENSES OF THE ADVISOR CLASS OF THE FUND SO THAT ITS TOTAL ANNUAL OPERATING EXPENSES ARE LIMITED TO 1.50% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES. NBMI MAY, AT ITS SOLE DISCRETION, TERMINATE THIS VOLUNTARY COMMITMENT WITH NOTICE TO THE FUND. THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.




[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 1.25% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


                                6 FASCIANO FUND

PORTFOLIO MANAGER

MICHAEL FASCIANO is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC and has managed the Fund's assets since its inception. Prior to joining Neuberger Berman, he managed Fasciano Fund, Inc. from its inception in 1988 to 2001.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.


                                7 FASCIANO FUND

FINANCIAL HIGHLIGHTS
[GRAPHIC OMITTED]





------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                       2003      2004      2005       2006       2007
----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                          Share price (NAV) at beginning of year             8.38      9.45      10.60      11.63      11.07
PLUS:                     Income from investment operations
                          Net investment loss                              (0.09)    (0.09)     (0.05)     (0.07)     (0.07)
                          Net gains (losses) - realized and unrealized       1.16      1.29       1.44     (0.06)       1.28
                          Subtotal: income from investment operations        1.07      1.20       1.39     (0.13)       1.21
MINUS:                    Distributions to shareholders
                          Capital gain distributions                            -      0.05       0.36       0.43       0.61
EQUALS:                   Share price (NAV) at end of year                   9.45     10.60      11.63      11.07      11.67

----------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                                        1.83      1.56       1.49       1.49       1.49
Gross expenses(1)                                                            1.75      1.73       1.67       1.65       1.69
Expenses(2)                                                                  1.83      1.56       1.50       1.50       1.50
Net investment loss - actual                                               (1.03)    (0.85)     (0.41)     (0.57)     (0.60)

----------------------------------------------------------------------------------------------------------------------------------

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)                                                        12.77     12.73      13.20     (1.25)      11.19
Net assets at end of year (in millions of dollars)                          13.9      18.5       30.7       33.4       24.0
Portfolio turnover rate (%)                                                   24        17         22         39         18
------------------------------------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).


(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT/REPAYMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER/HIGHER IF NEUBERGER BERMAN MANAGEMENT HAD NOT REIMBURSED/RECOUPED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.



                                8 FASCIANO FUND

Neuberger Berman
FOCUS FUND                                                  Ticker Symbol: NBFAX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

To pursue this goal, the Fund invests in a highly concentrated portfolio, consisting mainly of common stocks of companies of any size that are selected using a fundamental, research driven approach.


Under normal market conditions, the Fund will hold approximately 30-35 stocks. Because of the concentrated nature of its investment, the Fund typically will be substantially over-and under-weighted in certain economic sectors.


The Portfolio Manager looks for undervalued companies. Factors in identifying these firms may include above-average returns, an established market niche, and sound future business prospects. This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with investing in a smaller number of stocks.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.


                                  9 FOCUS FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


Because the Fund holds a limited number of stocks, the Fund typically will be substantially over- and under-weighted in certain economic sectors at any given time. Therefore, its performance is likely to be disproportionately affected by the factors influencing those sectors and may suffer if certain economic sectors it emphasizes do not perform as expected.

To the extent that the Fund emphasizes a particular market capitalization, it takes on the associated risks. Mid- and small-cap stocks tend to be more volatile than large-cap stocks. At any given time, any one of these market capitalizations may be out of favor with investors. If the Fund emphasizes that market capitalization, it could perform worse than certain other funds.

The Fund is non-diversified. This means that the percentage of the Fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer increases the Fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                                 10 FOCUS FUND

[GRAPHIC OMITTED]

PERFORMANCE


The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

 1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
-------------------------------------------------------------------------------
23.42   17.56   24.86   12.38   -7.18   -36.67   64.23   4.62    -0.39   11.96



BEST QUARTER: Q4 '98, 40.19%

WORST QUARTER: Q3 '02, -31.95%

Year-to-date performance as of 9/30/2007: 8.48%



AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*

--------------------------------------------------------------------------------
                                      1 Year         5 Years        10 Years
------------------------------------------------------------------------------
FOCUS FUND
Return Before Taxes                 11.96            3.95           8.65
Return After Taxes on
Distributions                        9.71            3.11           7.71
Return After Taxes on
Distributions and
Sale of Fund Shares                 10.75            3.36           7.40
S&P 500 Index**                     15.78            6.19           8.42
Russell 1000 Value Index            22.25           10.86          11.00

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The S&P 500 Index is an unmanaged index of U.S. stocks. The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.
--------------------------------------------------------------------------------



* THROUGH 12/15/2000, FOCUS FUND ADVISOR CLASS WAS ORGANIZED AS A FEEDER FUND IN A MASTER/FEEDER, RATHER THAN A MULTIPLE CLASS, STRUCTURE. PERFORMANCE FROM THE BEGINNING OF THE MEASUREMENT PERIOD ABOVE TO 12/15/2000 IS THAT OF THE PREDECESSOR FEEDER FUND, WHICH HAD AN IDENTICAL INVESTMENT PROGRAM AND THE SAME EXPENSES AS FOCUS FUND ADVISOR CLASS.


**THE FUND'S BROAD-BASED INDEX USED FOR COMPARISON PURPOSES HAS BEEN CHANGED FROM THE RUSSELL 1000 VALUE INDEX TO THE S&P 500 INDEX BECAUSE THE NEW INDEX MORE CLOSELY RESEMBLES THE CHARACTERISTICS OF THE FUND'S INVESTMENTS.

--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. EQUITY MARKET AND OF THE PORTION OF THE MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.


BECAUSE THE FUND HAD A POLICY OF INVESTING MAINLY IN LARGE-CAP STOCKS PRIOR TO SEPTEMBER 1998 AND INVESTING 90% OF ITS ASSETS IN NO MORE THAN SIX ECONOMIC SECTORS PRIOR TO DECEMBER 17, 2007, ITS PERFORMANCE DURING THOSE PERIODS MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.



                                 11 FOCUS FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES


The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                        None
------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                                       0.90
Distribution (12b-1) fees                                               0.25
Other expenses                                                          0.15
------------------------------------------------------------------------------
Total annual operating expenses                                         1.30
--------------------------------------------------------------------------------


EXPENSE EXAMPLE


The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                       1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------
Expenses                $132         $412          $713          $1,568
--------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.


**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.




[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.90% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.



PORTFOLIO MANAGER

ROBERT B. CORMAN is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. He has been the Portfolio Manager of the Fund since October 2005. Previously, he co-managed the Fund's assets from November 2003 to September 2005. He held senior positions in portfolio management at four other firms since 1981.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.


                                 12 FOCUS FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                       2003      2004      2005       2006       2007
----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                          Share price (NAV) at beginning of year            11.86     16.54      16.35     19.00       17.57
PLUS:                     Income from investment operations
                          Net investment loss                               (0.02)    (0.02)      0.04      0.00        0.00
                          Net gains (losses) - realized and unrealized       4.70     (0.17)      2.61      1.15        1.71
                          Subtotal: income from investment operations        4.68     (0.19)      2.65      1.15        1.71
MINUS:                    Distributions to shareholders
                          Capital gain distributions                            -         -          -      2.58        2.48
                          Subtotal: distributions to shareholders               -         -          -      2.58        2.48
EQUALS:                   Share price (NAV) at end of year                  16.54     16.35      19.00     17.57       16.80

----------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                                        1.31      1.21       1.23       1.26       1.28
Gross expenses(1)                                                               -      1.22       1.23       1.26       1.28
Expenses(2)                                                                  1.31      1.22       1.24       1.27       1.29
Net investment loss - actual                                                (0.19)    (0.13)      0.20      (0.03)      0.02

----------------------------------------------------------------------------------------------------------------------------------

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                            39.46     (1.15)(3)   16.21(3)   6.62(3)     10.23(3)
Net assets at end of year (in millions of dollars)                           26.9       41.7       35.3       28.1        23.3
Portfolio turnover rate (%)                                                    24         27         19         41          53
------------------------------------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.


                                 13 FOCUS FUND

Neuberger Berman
GENESIS FUND                                                Ticker Symbol: NBGAX
--------------------------------------------------------------------------------
      This Fund is closed to new investors.





[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $2 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the company's market value has grown beyond $2 billion. The Fund seeks to reduce risk by diversifying among many companies and industries.

The Portfolio Managers generally look for undervalued companies whose current market shares and balance sheets are strong. Factors in identifying these firms may include:

o   above-average returns
o   an established market niche
o circumstances that would make it difficult for new competitors to enter the market
o   the ability to finance their own growth
o   sound future business prospects.

This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with small-cap stocks. At times, the Portfolio Managers may emphasize certain sectors that they believe will benefit from market or economic trends.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> SMALL-CAP STOCKS

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE LAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.

--> VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.


                                14 GENESIS FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


Stock prices of many smaller companies are based on future expectations. The Portfolio Managers tend to focus on companies whose financial strength is largely based on existing business lines rather than projected growth. While this can help reduce risk, the Fund is still subject to many of the risks of small-cap investing.

The stocks of smaller companies in which the Fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

o   may have a shorter history of operations than larger companies
o   may not have as great an ability to raise additional capital
o may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

To the extent the Portfolio Managers commit a portion of the Fund's assets to mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                                15 GENESIS FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.



YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

 1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
-------------------------------------------------------------------------------
34.74   -7.21    3.78   32.21   11.75    -3.21   31.34   18.39   16.00    6.97



BEST QUARTER: Q3 '97, 20.28%

WORST QUARTER: Q3 '98, -16.42%

Year-to-date performance as of 9/30/2007: 16.26%



AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*

--------------------------------------------------------------------------------
                                      1 Year         5 Years        10 Years
------------------------------------------------------------------------------
GENESIS FUND
Return Before Taxes                  6.97           13.30          13.60
Return After Taxes on
Distributions                        5.71           12.85          12.95
Return After Taxes on
Distributions and
Sale of Fund Shares                  6.23           11.65          11.98
Russell 2000 Index                  18.37           11.39           9.44

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTION:
The Russell 2000 Index is an unmanaged index of U.S. small- cap stocks.


* THROUGH 12/15/2000, GENESIS FUND ADVISOR CLASS WAS ORGANIZED AS A FEEDER FUND IN A MASTER/FEEDER, RATHER THAN A MULTIPLE CLASS, STRUCTURE. PERFORMANCE SHOWN FOR THE PERIODS FROM 4/1997 TO 12/15/2000 IS THAT OF THE PREDECESSOR FEEDER FUND, WHICH HAD AN IDENTICAL INVESTMENT PROGRAM AND THE SAME EXPENSES AS GENESIS FUND ADVISOR CLASS. PERFORMANCE FROM THE BEGINNING OF THE MEASUREMENT PERIOD ABOVE TO 4/1997 IS THAT OF GENESIS FUND INVESTOR CLASS. BECAUSE INVESTOR CLASS HAS MODERATELY LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE ADVISOR CLASS.

--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.


                                16 GENESIS FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                        None
------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                                       1.06
Distribution (12b-1) fees                                               0.25
Other expenses                                                          0.05
Acquired fund fees and expenses***                                      0.01
------------------------------------------------------------------------------
Total annual operating expenses                                         1.37
--------------------------------------------------------------------------------



EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                       1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------
Expenses                $139         $434          $750          $1,646
--------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.


**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.


*** "ACQUIRED FUND FEES AND EXPENSES" ARE FEES AND EXPENSES INCURRED INDIRECTLY BY THE FUND AS A RESULT OF THE INVESTMENT OF ITS UNINVESTED CASH IN A FUND MANAGED BY NEUBERGER BERMAN MANAGEMENT INC. OR AN AFFILIATE.



[GRAPHIC OMITTED]


INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 1.06% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


PORTFOLIO MANAGERS

JUDITH M. VALE AND ROBERT W. D'ALELIO are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. Vale and D'Alelio have been senior members of the Small Cap Group since 1992 and 1996, respectively. Ms. Vale has co-managed the Fund's assets since 1994. Mr. D'Alelio joined the firm in 1996 and has co-managed the Fund's assets since 1997.


                                17 GENESIS FUND

MICHAEL L. BOWYER AND BRETT S. REINER are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. Bowyer and Reiner have been members of the Small Cap Group since 2001 and 2003, respectively. Mr. Bowyer joined the firm in 1996 and Mr. Reiner in 2000. They are the Associate Portfolio Managers of the Fund.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.


                                18 GENESIS FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                       2003      2004      2005       2006       2007
----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                          Share price (NAV) at beginning of year              16.60    19.71     22.66      28.46      29.10
PLUS:                     Income from investment operations
                          Net investment loss                                (0.10)   (0.15)    (0.14)     (0.14)       0.24
                          Net gains (losses) - realized and unrealized         3.27     3.11      6.67       1.42       4.49
                          Subtotal: income from investment operations          3.17     2.96      6.53       1.28       4.73
MINUS:                    Distributions to shareholders
                          Income dividends                                        -         -        -          -       0.18
                          Capital gain distributions                           0.06     0.01      0.73       0.64       2.22
                          Subtotal: distributions to shareholders                 -        -         -          -       2.40
EQUALS:                   Share price (NAV) at end of year                    19.71    22.66     28.46      29.10      31.43

----------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.
Net expenses - actual                                                        1.37        1.35      1.35       1.34      1.35
Gross expenses(1)                                                               -        1.36      1.35       1.35      1.35
Expenses(2)                                                                  1.37        1.36      1.35       1.35      1.35
Net investment loss - actual                                                (0.61)     (0.68)    (0.56)     (0.47)      0.79

----------------------------------------------------------------------------------------------------------------------------------

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                                                            19.15     15.02(3)    29.31(3)   4.52(3)     17.14(3)
Net assets at end of year (in millions of dollars)                          320.2      438.5      661.0      617.4       547.2
Portfolio turnover rate (%)                                                    17         23         11         19          25
------------------------------------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.


                                19 GENESIS FUND

Neuberger Berman
GUARDIAN FUND                                               Ticker Symbol: NBGUX
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]


GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL; CURRENT INCOME IS A SECONDARY GOAL.

To pursue these goals, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection. They seek to identify stocks in well-positioned businesses that they believe are undervalued in the market. They look for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> MID- AND LARGE-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY PERFORMED MORE LIKE SMALL-CAPS THAN LIKE LARGE-CAPS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER ATTRACTIVE LONG-TERM RETURNS.

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. COMPARED TO MID-CAP COMPANIES, THEY MAY BE LESS RESPONSIVE TO CHANGE, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF MID-CAP COMPANIES, OFTEN WITH LOWER VOLATILITY.

--> VALUATION SENSITIVE INVESTING

IN ADDITION TO TRADITIONAL VALUE INVESTING - I.E., LOOKING FOR VALUE AMONG COMPANIES WHOSE STOCK PRICES ARE BELOW THEIR HISTORICAL AVERAGE, BASED ON EARNINGS, CASH FLOW, OR OTHER FINANCIAL MEASURES - WE MAY ALSO BUY A COMPANY'S SHARES IF THEY LOOK MORE FULLY PRICED BASED ON WALL STREET CONSENSUS ESTIMATES OF EARNINGS, BUT STILL INEXPENSIVE RELATIVE TO OUR ESTIMATES. WE LOOK FOR THESE COMPANIES TO RISE IN PRICE AS THEY OUTPERFORM WALL STREET'S EXPECTATIONS, BECAUSE SOME ASPECTS OF THE BUSINESS HAVE NOT BEEN FULLY APPRECIATED OR APPROPRIATELY PRICED BY OTHER INVESTORS.


                                20 GUARDIAN FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


The Fund holds a relatively concentrated portfolio that may contain fewer securities than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a valuation sensitive approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                                21 GUARDIAN FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

 1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
-------------------------------------------------------------------------------
17.10    1.67    7.64   -2.43   -2.24   -26.06   34.67   15.46    7.75   12.75



BEST QUARTER: Q3 '98, 22.98%

WORST QUARTER: Q3 '98, -26.34%

Year-to-date performance as of 9/30/2007: 9.09%



AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*

--------------------------------------------------------------------------------
                                      1 Year         5 Years        10 Years
------------------------------------------------------------------------------
GURARDIAN FUND
Return Before Taxes                 12.75            6.91           5.49
Return After Taxes on
Distributions                       11.65            6.65           5.19
Return After Taxes on
Distributions and
Sale of Fund Shares                  9.74            5.94           4.71
S&P 500 Index                       15.78            6.19           8.42

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The S&P 500 Index is an unmanaged index of U.S. stocks.
--------------------------------------------------------------------------------



* THROUGH 12/15/2000, GUARDIAN FUND ADVISOR CLASS WAS ORGANIZED AS A FEEDER FUND IN A MASTER/FEEDER, RATHER THAN A MULTIPLE CLASS, STRUCTURE. PERFORMANCE FROM THE BEGINNING OF THE MEASUREMENT PERIOD ABOVE TO 12/15/2000 IS THAT OF THE PREDECESSOR FEEDER FUND, WHICH HAD AN IDENTICAL INVESTMENT PROGRAM AND THE SAME EXPENSES AS GUARDIAN FUND ADVISOR CLASS.


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.


BECAUSE THE FUND HAD A POLICY OF INVESTING MAINLY IN LARGE-CAP STOCKS PRIOR TO DECEMBER 2002, ITS PERFORMANCE DURING THAT TIME MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.


                                22 GUARDIAN FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.


FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                        None
------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                                       0.89
Distribution (12b-1) fees                                               0.25
Other expenses                                                          1.72
------------------------------------------------------------------------------
Total annual operating expenses                                         2.86
------------------------------------------------------------------------------
Minus: Expense reimbursement                                            1.35
------------------------------------------------------------------------------
Net Expenses***                                                         1.51
--------------------------------------------------------------------------------



EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                       1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------
Expenses                $154         $477          $824          $1,802
--------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

*** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE ADVISOR CLASS OF THE FUND THROUGH 8/31/2018, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THAT CLASS ARE LIMITED TO 1.50% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE ADVISOR CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 1.50% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.



[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.88% of average net assets before reimbursements.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


                                23 GUARDIAN FUND

PORTFOLIO MANAGERS

ARTHUR MORETTI is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. Mr. Moretti joined each firm in 2001 and has managed the Fund since December 2002. He was a portfolio manager and fund analyst at two other firms since 1991.

INGRID S. DYOTT is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. She has been an Associate Manager of the Fund since December 2003 and has been a Portfolio Manager at Neuberger Berman since 1997.

SAJJAD S. LADIWALA is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been an Associate Manager of the Fund since December 2003. He held various positions as a financial analyst at two other firms since 1994.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.


                                24 GUARDIAN FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                       2003      2004      2005       2006       2007
----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                          Share price (NAV) at beginning of year             10.29     11.48     12.83      15.49      16.48
PLUS:                     Income from investment operations
                          Net investment loss                                   -     (0.01)    (0.04)     (0.02)       0.01
                          Net gains (losses) - realized and unrealized        1.25      1.36      2.70       1.01       2.22
                          Subtotal: income from investment operations         1.25      1.35      2.66       0.99       2.23
MINUS:                    Distributions to shareholders
                          Income dividends                                    0.05        -         -          -          -
                          Capital gain distributions                            -         -         -          -        1.16
                          Tax return of capital                               0.01        -         -          -          -
                          Subtotal: distributions to shareholders             0.06        -         -          -        1.16
EQUALS:                   Share price (NAV) at end of year                   11.48     12.83     15.49      16.48      17.55

----------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                                        1.31       1.30        1.50       1.49     1.50
Gross expenses(1)                                                              -        1.31        1.68       3.13     2.85
Expenses(2)                                                                  1.31       1.31        1.50       1.50     1.50
Net investment (loss) - actual                                               0.05     (0.09)      (0.28)     (0.12)     0.04

----------------------------------------------------------------------------------------------------------------------------------

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                            12.21      11.76(3)   20.73(3)     6.39(3)    13.82(3)
Net assets at end of year (in millions of dollars)                           16.6        6.7        0.6         1.3         1.1
Portfolio turnover rate (%)                                                   113         25         20          34          20
------------------------------------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.


                                25 GUARDIAN FUND

Neuberger Berman
MID CAP GROWTH FUND                                         Ticker Symbol: NBMBX
(Formerly Neuberger Berman Manhattan Fund)
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, he looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as:

o  financial condition (such as debt to equity ratio)
o  market share and competitive leadership of the company's products
o  earnings growth relative to competitors
o market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in mid-capitalization companies without providing shareholders at least 60 days' advance notice.

--> MID-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

--> GROWTH INVESTING

FOR GROWTH INVESTORS, THE AIM IS TO INVEST IN COMPANIES THAT ARE ALREADY SUCCESSFUL BUT COULD BE EVEN MORE SO. OFTEN, THESE STOCKS ARE IN EMERGING OR RAPIDLY GROWING INDUSTRIES. ACCORDINGLY, THE FUND AT TIMES MAY INVEST A GREATER PORTION OF ITS ASSETS IN PARTICULAR INDUSTRIES OR SECTORS THAN OTHER FUNDS DO.

WHILE MOST GROWTH STOCKS ARE KNOWN TO INVESTORS, THEY MAY NOT YET HAVE REACHED THEIR FULL POTENTIAL. THE GROWTH INVESTOR LOOKS FOR INDICATIONS OF CONTINUED SUCCESS.


                             26 MID CAP GROWTH FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


By focusing on mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o  fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                             27 MID CAP GROWTH FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


  YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]

 1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
-------------------------------------------------------------------------------
28.58    15.75   49.27  -12.00  -30.16  -31.39   29.96   15.37   12.87   14.11


BEST QUARTER: Q4 '99, 48.35%

WORST QUARTER: Q3 '01, -30.13%

Year-to-date performance as of 9/30/2007: 23.90%



AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*

--------------------------------------------------------------------------------
                                  1 Year          5 Years         10 Years
------------------------------------------------------------------------------
MID CAP GROWTH FUND
Return Before Taxes               14.11             5.79            6.11
Return After Taxes on
Distributions                     14.11             5.79            5.35
Return After Taxes on
Distributions and
Sale of Fund Shares                9.17             5.00            5.08
Russell Midcap Growth Index       10.66             8.22            8.62
Russell Midcap Index              15.26            12.88           12.14

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks.
The Russell Midcap Index is an unmanaged index of U.S. mid- cap stocks.



* THROUGH 12/15/2000, MID CAP GROWTH FUND ADVISOR CLASS (FORMERLY KNOWN AS MANHATTAN FUND ADVISOR CLASS) WAS ORGANIZED AS A FEEDER FUND IN A
MASTER/FEEDER, RATHER THAN A MULTIPLE CLASS, STRUCTURE. PERFORMANCE FROM THE BEGINNING OF THE MEASUREMENT PERIOD ABOVE TO 12/15/2000 IS THAT OF THE PREDECESSOR FEEDER FUND, WHICH HAD AN IDENTICAL INVESTMENT PROGRAM AND THE SAME EXPENSES AS MID CAP GROWTH FUND ADVISOR CLASS.


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.


AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. MID-CAP EQUITY MARKET AND OF THE PORTION OF THE MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.

BECAUSE THE FUND HAD A POLICY OF INVESTING IN STOCKS OF ALL CAPITALIZATIONS AND USED A COMPARATIVELY MORE VALUE-ORIENTED INVESTMENT APPROACH PRIOR TO JULY 1997, ITS PERFORMANCE DURING THAT TIME MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.



                             28 MID CAP GROWTH FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE

--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                        None
------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                                       0.94
Distribution (12b-1) fees                                               0.25
Other expenses                                                          2.22
-------------------------------------------------------------------------------
Total annual operating expenses                                         3.41
-------------------------------------------------------------------------------
Minus: Expense reimbursement                                            1.90
-------------------------------------------------------------------------------
Net expenses***                                                         1.51
-------------------------------------------------------------------------------



EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


-------------------------------------------------------------------------------
                        1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------
 Expenses               $154         $477          $824          $1,802
-------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

*** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE ADVISOR CLASS OF THE FUND THROUGH 8/31/2018, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THAT CLASS ARE LIMITED TO 1.50% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE ADVISOR CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 1.50% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.



[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.94% of average net assets before reimbursements.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


                             29 MID CAP GROWTH FUND

PORTFOLIO MANAGER

KENNETH J. TUREK, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985. Mr. Turek has managed the Fund since January 2003.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.


                             30 MID CAP GROWTH FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS



------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                      2003      2004      2005      2006       2007
-----------------------------------------------------------------------------------------------------------------------------------
 PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                          Share price (NAV) at beginning of year             7.61      9.00      9.40      11.88      12.96
 PLUS:                    Income from investment operations
                          Net investment loss                               (0.09)    (0.10)    (0.11)     (0.10)     (0.12)
                          Net gains (losses) - realized and unrealized       1.48      0.50      2.59       1.18       3.80
                          Subtotal: income from investment operations        1.39      0.40      2.48       1.08       3.68
 MINUS:                   Distributions to shareholders
                          Capital gain distributions                           -         -         -          -          -
                          Subtotal: distributions to shareholders              -         -         -          -          -
 EQUALS:                  Share price (NAV) at end of year                   9.00      9.40     11.88      12.96      16.64

-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                                        1.50      1.48      1.49       1.49       1.49
Gross expenses(1)                                                            2.26      2.14      2.87       2.85       3.39
Expenses(2)                                                                  1.50      1.50      1.50       1.50       1.50
Net investment loss - actual                                                (1.16)    (1.05)    (1.08)     (0.80)     (0.80)

-----------------------------------------------------------------------------------------------------------------------------------

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)                                                         18.27      4.44     26.38       9.09      28.40
Net assets at end of year (in millions of dollars)                           2.2       2.1       1.1        0.8        1.5
Portfolio turnover rate (%)                                                  145       102        65         45         49



ALL FIGURES FOR THE FISCAL YEAR 2003 WERE AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THAT YEAR. THE FIGURES FOR FISCAL YEARS 2004 AND THEREAFTER HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THOSE YEARS. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.


                             31 MID CAP GROWTH FUND

Neuberger Berman
PARTNERS FUND                                               Ticker Symbol: NBPBX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

The Portfolio Manager looks for well-managed companies with strong balance sheets whose stock prices are undervalued. Factors in identifying these firms may include:

o  historical low valuation
o strong fundamentals, such as a company's financial, operational, and competitive positions
o  relatively high operating profit margins and returns.

The Portfolio Manager may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

While the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> MID- AND LARGE-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY PERFORMED MORE LIKE SMALL-CAPS THAN LIKE LARGE-CAPS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER ATTRACTIVE LONG-TERM RETURNS.

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. COMPARED TO MID-CAP COMPANIES, THEY MAY BE LESS RESPONSIVE TO CHANGE, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF MID-CAP COMPANIES, OFTEN WITH LOWER VOLATILITY.

--> FOREIGN STOCKS

THERE ARE MANY PROMISING OPPORTUNITIES FOR INVESTMENT OUTSIDE THE UNITED STATES. FOREIGN MARKETS OFTEN RESPOND TO DIFFERENT FACTORS AND THEREFORE TEND TO FOLLOW CYCLES THAT ARE DIFFERENT FROM EACH OTHER.

FOR THIS REASON, MANY INVESTORS PUT A PORTION OF THEIR PORTFOLIOS IN FOREIGN INVESTMENTS AS A WAY OF GAINING FURTHER DIVERSIFICATION. WHILE FOREIGN STOCK MARKETS CAN BE RISKY, INVESTORS GAIN AN OPPORTUNITY TO ADD POTENTIAL LONG-TERM GROWTH.


                                32 PARTNERS FUND

--> VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.


                                33 PARTNERS FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.


The Fund's value investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one economic sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

The Fund may invest in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments.


Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks and they may also be less liquid.

In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to "time-zone arbitrage". If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in the Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.


                                34 PARTNERS FUND

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.


WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.



                                35 PARTNERS FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


 YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

 1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
-------------------------------------------------------------------------------
28.44    5.59    7.28     0.04   -3.48  -25.07   35.38   18.67   17.60   12.84


BEST QUARTER: Q2 '03, 20.33%

WORST QUARTER: Q3 '02, -21.46%

Year-to-date performance as of 9/30/2007: 8.41%

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*


--------------------------------------------------------------------------------
                                     1 Year        5 Years      10 Years
-------------------------------------------------------------------------------
PARTNERS FUND
Return Before Taxes                  12.84           9.82         8.42
Return After Taxes on
Distributions                        12.53           9.60         7.92
Return After Taxes on
Distributions and
Sale of Fund Shares                   8.77           8.54         7.23
Russell 1000 Value Index             22.25          10.86        11.00
S&P 500 Index                        15.78           6.19         8.42

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks. The S&P 500 Index is an unmanaged index of U.S. stocks.
--------------------------------------------------------------------------------



* THROUGH 12/15/2000, PARTNERS FUND ADVISOR CLASS WAS ORGANIZED AS A FEEDER FUND IN A MASTER/FEEDER, RATHER THAN A MULTIPLE CLASS, STRUCTURE. PERFORMANCE FROM THE BEGINNING OF THE MEASUREMENT PERIOD ABOVE TO 12/15/2000 IS THAT OF THE PREDECESSOR FEEDER FUND, WHICH HAD AN IDENTICAL INVESTMENT PROGRAM AND THE SAME EXPENSES AS PARTNERS FUND ADVISOR CLASS.


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. EQUITY MARKET AND OF THE PORTION OF THE MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.


                                36 PARTNERS FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                         None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                                       0.85
Distribution (12b-1) fees                                               0.25
Other expenses                                                          0.05
------------------------------------------------------------------------------
Total annual operating expenses                                         1.15
--------------------------------------------------------------------------------


EXPENSE EXAMPLE


The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


------------------------------------------------------------------------------
                      1 Year        3 Years       5 Years       10 Years
------------------------------------------------------------------------------
Expenses              $117           $365          $633          $1,398


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.


[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.85% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


PORTFOLIO MANAGER

S. BASU MULLICK is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been a fund manager at Neuberger Berman Management Inc. and has managed the Fund since 1998.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.


                                37 PARTNERS FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                      2003      2004      2005      2006       2007
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                          Share price (NAV) at beginning of year            11.14    12.82     14.23      19.01       19.18
 PLUS:                    Income from investment operations
                          Net investment income (loss)                      (0.03)    0.03      0.07       0.10        0.02
                          Net gains (losses) - realized and unrealized       1.71     1.38      4.77       0.94        2.65
                          Subtotal: income from investment operations        1.68     1.41      4.84       1.04        2.67
 MINUS:                   Distributions to shareholders
                          Income dividends                                      -       -       0.06       0.01        0.06
                          Capital gain distributions                            -       -          -       0.86        0.34
                          Subtotal: distributions to shareholders               -       -       0.06       0.87        0.40
 EQUALS:                  Share price (NAV) at end of year                  12.82    14.23     19.01      19.18       21.45

------------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.
Net expenses - actual                                                        1.26      1.24      1.23       1.14       1.14
Gross expenses(1)                                                               -      1.24      1.23       1.15       1.14
Expenses(2)                                                                  1.26      1.26      1.25       1.15       1.15
Net investment income (loss) - actual                                       (0.28)     0.25      0.40       0.52       0.11

-----------------------------------------------------------------------------------------------------------------------------------

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                            15.08     11.00(3)   34.04(3)     5.56(3)   13.94(3)
Net assets at end of year (in millions of dollars)                           30.0      13.7       85.6       605.0      599.0
Portfolio turnover rate (%)                                                    65        67         61          33         47
------------------------------------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.


                                38 PARTNERS FUND

Neuberger Berman
SMALL CAP GROWTH FUND                                      Ticker Symbol: NBMVX
(Formerly Neuberger Berman Millennium Fund)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell 2000 Index at the time of purchase. The Fund may continue to hold or add to a position in a stock after the issuer has grown beyond the capitalization range of the Russell 2000 Index. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitive analysis, he looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as:

o  financial condition (such as debt to equity ratio)
o  market share and competitive leadership of the company's products
o  earnings growth relative to competitors
o market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in small-capitalization companies without providing shareholders at least 60 days' advance notice.

--> SMALL-CAP STOCKS

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE LAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.

--> GROWTH INVESTING

FOR GROWTH INVESTORS, THE AIM IS TO INVEST IN COMPANIES THAT ARE ALREADY SUCCESSFUL BUT COULD BE EVEN MORE SO. OFTEN, THESE STOCKS ARE IN EMERGING OR RAPIDLY GROWING INDUSTRIES. ACCORDINGLY, THE FUND AT TIMES MAY INVEST A GREATER PORTION OF ITS ASSETS IN PARTICULAR INDUSTRIES OR SECTORS THAN OTHER FUNDS DO.

WHILE MOST GROWTH STOCKS ARE KNOWN TO INVESTORS, THEY MAY NOT YET HAVE REACHED THEIR FULL POTENTIAL. THE GROWTH INVESTOR LOOKS FOR INDICATIONS OF CONTINUED SUCCESS.


                            39 SMALL CAP GROWTH FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


The stocks of smaller companies in which the Fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

o  may have a shorter history of operations than larger companies
o  may not have as great an ability to raise additional capital
o may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

To the extent the Portfolio Manager commits a portion of the Fund's assets to mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o  fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.


                            40 SMALL CAP GROWTH FUND

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                            41 SMALL CAP GROWTH FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


--------------------------------------------------------------------------------
  YEAR-BY-YEAR % RETURNS as of 12/31 each year*
-------------------------------------------------------------------------------



[GRAPHIC OMITTED]

 1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
-------------------------------------------------------------------------------
                130.49   -28.68  -14.47  -44.45   33.44   16.08   15.07   7.61



BEST QUARTER: Q4 '99, 72.95%

WORST QUARTER: Q3 '01, -27.89%

Year-to-date performance as of 9/30/2007: 23.27%

--------------------------------------------------------------------------------




AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*

--------------------------------------------------------------------------------
                                                                  Since
                                                                Inception
                                    1 Year       5 Years       (10/20/1998)
------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
Return Before Taxes                 7.61         1.28            10.53
Return After Taxes on
Distriutions                        7.61         1.28             9.07
Return After Taxes on
Distributions and
Sale of Fund Shares                 4.95         1.09             8.49
Russell 2000 Growth
Index                              13.35         6.93             7.42
Russell 2000 Index                 18.37        11.39            11.70

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell 2000 Growth Index is an unmanaged index of U.S. small-cap growth stocks.
The Russell 2000 Index is an unmanaged index of U.S. small- cap stocks.
--------------------------------------------------------------------------------



* PERFORMANCE FROM THE BEGINNING OF THE MEASUREMENT PERIOD ABOVE TO 5/2002 IS THAT OF SMALL CAP GROWTH FUND INVESTOR CLASS (FORMERLY KNOWN AS MILLENNIUM FUND INVESTOR CLASS). BECAUSE INVESTOR CLASS HAS MODERATELY LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE ADVISOR CLASS.


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN THE FUND AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. SMALL-CAP EQUITY MARKET AND OF THE PORTION OF THAT MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.


                            42 SMALL CAP GROWTH FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                        None
------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                                       1.25
Distribution (12b-1) fees                                               0.25
Other expenses                                                          1.11
------------------------------------------------------------------------------
Total annual operating expenses                                         2.61
------------------------------------------------------------------------------
Minus: Expense reimbursement                                            1.00
------------------------------------------------------------------------------
Net expenses***                                                         1.61
--------------------------------------------------------------------------------




EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                    1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------
Expenses             $164         $508          $876          $1,911
--------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

*** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE ADVISOR CLASS OF THE FUND THROUGH 8/31/2018, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THAT CLASS ARE LIMITED TO 1.60% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE ADVISOR CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 1.60% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.




[GRAPHIC OMITTED]


INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 1.25% of average net assets before reimbursements.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


                            43 SMALL CAP GROWTH FUND

PORTFOLIO MANAGER

DAVID H. BURSHTAN, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has managed two equity mutual funds and other equity portfolios for another investment manager from 1999-2002. Prior to 1999, he managed small-cap portfolios for another manager. Mr. Burshtan has managed the Fund since January 2003.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.


                            44 SMALL CAP GROWTH FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


-----------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                     2003      2004      2005      2006       2007
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                          Share price (NAV) at beginning of year             6.92      8.04      7.92      10.49      11.07
PLUS:                     Income from investment operations
                          Net investment loss                              (0.09)    (0.11)    (0.15)     (0.16)     (0.17)
                          Net gains (losses) - realized and unrealized       1.21    (0.01)      2.72       0.74       3.18
                          Subtotal: income from investment operations        1.12    (0.12)      2.57       0.58       3.01
EQUALS:                   Share price (NAV) at end of year                   8.04      7.92     10.49      11.07      14.08

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                                        1.90      1.86      1.86       1.74       1.57
Gross expenses(1)                                                            4.27      6.28      4.58       3.24       2.58
Expenses(2)                                                                  1.90      1.90      1.90       1.77       1.60
Net investment loss - actual                                               (1.25)    (1.36)    (1.62)     (1.36)     (1.30)
-----------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)                                                         16.18    (1.49)     32.45       5.53      27.19
Net assets at end of year (in millions of dollars)                           0.8       0.5       1.0        2.2        4.3
Portfolio turnover rate (%)                                                  241       146       204        142        153
------------------------------------------------------------------------------------------------------------------------------------


ALL FIGURES FOR THE FISCAL YEAR 2003 WERE AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THAT YEAR. THE FIGURES FOR FISCAL YEARS 2004 AND THEREAFTER HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THOSE YEARS. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.


                            45 SMALL CAP GROWTH FUND

Neuberger Berman
YOUR INVESTMENT
--------------------------------------------------------------------------------

o   MAINTAINING YOUR ACCOUNT

To buy or sell Advisor Class shares described in this prospectus, contact your investment provider. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The Funds do not issue certificates for shares.

Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from the Advisor Class of one fund in the fund family to the Advisor Class of another through an exchange of shares. However, this privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders.


Every buy or sell order will be processed at the next share price to be calculated after the order has been accepted. Purchase orders are deemed "accepted" when the Funds' transfer agent has received payment for the shares. Redemption orders are deemed "accepted" when the Funds' transfer agent has received your order to sell Fund shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with a Fund, your order is deemed "accepted" on the date you pre-selected on your SIP application for the systematic investments to occur. These policies apply to the investment providers who invest in the Fund. If you are buying shares through an investment provider, contact the investment provider for its policies.


Under certain circumstances, the Funds reserve the right to:

o  suspend the offering of shares
o  reject any exchange or purchase order
o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
o  change, suspend, or revoke the exchange privilege
o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
o suspend or postpone your right to sell Fund shares on days when trading on the New York Stock Exchange (the "Exchange") is restricted, or as otherwise permitted by the Securities and Exchange Commission ("SEC")

o remain open and process orders to purchase or sell Fund shares when the Exchange is closed.


PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

o  in unusual circumstances where the law allows additional time if needed
o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

UNCASHED CHECKS -- When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks.

                               46 YOUR INVESTMENT

--> DISTRIBUTION AND SHAREHOLDER SERVICING FEES

EACH FUND HAS ADOPTED A PLAN PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. UNDER THE PLAN, EACH FUND'S ADVISOR CLASS PAYS THE FUND'S DISTRIBUTOR, NEUBERGER BERMAN MANAGEMENT INC., 0.25% OF ITS AVERAGE NET ASSETS EVERY YEAR TO COMPENSATE FINANCIAL INTERMEDIARIES FOR PROVIDING DISTRIBUTION RELATED SERVICES TO THE FUND AND/OR ADMINISTRATIVE OR SHAREHOLDER SERVICES TO FUND SHAREHOLDERS. NEUBERGER BERMAN MANAGEMENT INC. MAY ALSO RETAIN PART OF THIS FEE AS COMPENSATION FOR PROVIDING THESE SERVICES. THESE FEES INCREASE THE COST OF INVESTMENT. OVER THE LONG TERM, THEY COULD RESULT IN HIGHER OVERALL COSTS THAN OTHER TYPES OF SALES CHARGES.

--> YOUR INVESTMENT PROVIDER

THE ADVISOR CLASS SHARES DESCRIBED IN THIS PROSPECTUS ARE AVAILABLE ONLY THROUGH INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUND AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM YOUR INVESTMENT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL ADVISOR CLASS SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IN EXCHANGE FOR THE SERVICES IT OFFERS, YOUR INVESTMENT PROVIDER MAY CHARGE FEES, WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS.

--> ADDITIONAL PAYMENTS TO INVESTMENT PROVIDERS


NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES WILL PAY ADDITIONAL COMPENSATION, OUT OF THEIR OWN RESOURCES AND NOT AS AN EXPENSE OF THE FUNDS, TO CERTAIN INVESTMENT PROVIDERS OR OTHER FINANCIAL INTERMEDIARIES, INCLUDING AFFILIATES, IN CONNECTION WITH THE SALE, DISTRIBUTION, RETENTION AND/OR SERVICING OF FUND SHARES. IF YOUR INVESTMENT PROVIDER RECEIVES SUCH PAYMENTS, THESE PAYMENTS MAY CREATE AN INCENTIVE FOR YOUR INVESTMENT PROVIDER OR ITS EMPLOYEES TO RECOMMEND OR SELL SHARES OF THE FUNDS TO YOU. IF YOU HAVE PURCHASED SHARES OF A FUND THROUGH AN INVESTMENT PROVIDER, PLEASE SPEAK WITH YOUR INVESTMENT PROVIDER TO LEARN MORE ABOUT ANY PAYMENTS IT RECEIVES FROM NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES, AS WELL AS FEES AND/OR COMMISSIONS THE INVESTMENT PROVIDER CHARGES. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR INVESTMENT PROVIDER AT THE TIME OF PURCHASE. ANY SUCH PAYMENTS WILL NOT CHANGE THE NET ASSET VALUE OR THE PRICE OF EACH FUND'S SHARES. FOR MORE INFORMATION, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.


--> INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.


                               47 YOUR INVESTMENT

o  SHARE PRICES

Because Advisor Class shares of the Funds do not have a sales charge, the price you pay for each share is the Fund's net asset value per share. Similarly, because the Funds do not charge fees for selling shares, your Fund pays you the full share price (net asset value) when you sell shares. Remember that your investment provider may charge fees for its services.


The Funds are open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. A Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

Each Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). Check with your investment provider to find out by what time your order must be received so that it can be processed the same day. Depending on when your investment provider accepts orders, it is possible that a Fund's share price could change on days when you are unable to buy or sell shares.


Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

--> SHARE PRICE CALCULATIONS


THE PRICE OF AN ADVISOR CLASS SHARE OF A FUND IS THE TOTAL VALUE OF THE FUND'S ASSETS ATTRIBUTABLE TO ADVISOR CLASS SHARES MINUS LIABILITIES ATTRIBUTABLE TO THOSE SHARES, DIVIDED BY THE TOTAL NUMBER OF ADVISOR CLASS SHARES OUTSTANDING. BECAUSE THE VALUE OF A FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.


WHEN VALUING PORTFOLIO SECURITIES, THE FUNDS USE MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.

WHEN A FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT THE FUND WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND MAY SUBSTITUTE FOR THE MARKET PRICE A FAIR-VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY THE BOARD OF TRUSTEES. A FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO A FUND'S NET ASSET VALUE CALCULATION. A FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT A FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE BOARD OF TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.


                               48 YOUR INVESTMENT

o  DISTRIBUTIONS AND TAXES

DISTRIBUTIONS -- Each Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Funds make any distributions once a year (in December).

Consult your investment provider about whether your income and capital gain distributions from a Fund will be reinvested in additional Advisor Class shares of that Fund or paid to you in cash.

HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.


Fund distributions to individual retirement accounts, Roth IRAs and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.


Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.


Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss ("dividends") are generally taxed as ordinary income. However, a Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, financing, and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

Distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum tax rate for individual shareholders. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund or whether you reinvested your distributions.

HOW SHARE TRANSACTIONS ARE TAXED -- When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.


--> TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES, AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.


HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. THIS MAY BE SEPARATE FROM THE STATEMENT THAT COVERS YOUR SHARE TRANSACTIONS.


                               49 YOUR INVESTMENT

MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

--> BACKUP WITHHOLDING

A FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM EACH FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE INTERNAL REVENUE SERVICE ("IRS") TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.

IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF A SOCIAL SECURITY NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (FROM YOU OR FROM YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE IRS FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-877-9700.

YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO YOUR INVESTMENT PROVIDER, IF ANY, AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.

--> BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY A FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF THE DISTRIBUTING CLASS OF THE FUND OR PAID TO SHAREHOLDERS IN CASH.


BECAUSE OF THIS, IF YOU BUY SHARES JUST BEFORE A FUND MAKES A DISTRIBUTION, YOU WILL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.


GENERALLY, IF YOU ARE INVESTING IN A FUND THROUGH A TAX-ADVANTAGED RETIREMENT PLAN OR ACCOUNT, THERE ARE NO TAX CONSEQUENCES TO YOU FROM DISTRIBUTIONS.


o  MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions of Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order, or change, suspend or revoke the exchange privilege.


Neuberger Berman Management Inc. applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading


                               50 YOUR INVESTMENT
patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.


o  PORTFOLIO HOLDINGS POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.


The complete portfolio holdings for each Fund (except Fasciano, Genesis and Small Cap Growth Funds) are available at https://www.nb.com/nb/mutual_funds_prospectuses 15-30 days after each month-end; the complete portfolio holdings of Fasciano, Genesis and Small Cap Growth Funds are available 15-30 days after the end of each calendar quarter.

Each Fund's complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted (holdings for Fasciano, Genesis and Small Cap Growth Funds will be available for only 15-30 days.) Complete holdings for all Funds will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.



o  FUND STRUCTURE

Each Fund uses a "multiple class" structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Advisor Class shares of the Funds.



                               51 YOUR INVESTMENT

NEUBERGER BERMAN EQUITY FUNDS
ADVISOR CLASS SHARES


If you would like further details on these Funds you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- The shareholder reports offer information about each Fund's recent performance, including:


o a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund's performance during the last fiscal year

o   Fund performance data and financial statements
o   portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on these Funds, including:

o   various types of securities and practices, and their risks
o   investment limitations and additional policies
o   information about each Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC

--> OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:


NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, 100 F STREET, N.E., WASHINGTON, DC 20549-9303. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-551-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.


[GRAPHIC OMITTED]    A0092 12/07 SEC file number: 811-582



-------------------------
 NEUBERGER | BERMAN
-------------------------
A LEHMAN BROTHERS COMPANY

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SERVICES
800.366.6264

www.nb.com

-------------------------
   NEUBERGER | BERMAN
-------------------------
A LEHMAN BROTHERS COMPANY



PROSPECTUS - DECEMBER 17, 2007



Neuberger Berman
EQUITY FUNDS


INVESTOR CLASS SHARES

Century Fund

Fasciano Fund

Focus Fund

Genesis Fund

Guardian Fund

International Fund

Mid Cap Growth Fund

Partners Fund

Regency Fund

Small Cap Growth Fund

Socially Responsive Fund




These securities,  like the securities of all
mutual  funds,  have  not  been  approved  or
disapproved  by the  Securities  and Exchange
Commission,  and the  Securities and Exchange
Commission   has  not   determined   if  this
prospectus  is  accurate  or  complete.   Any
representation to the contrary is a criminal offense.

CONTENTS
--------------------------------------------------------------------------------

EQUITY FUNDS

Century Fund.................................................................2

Fasciano Fund................................................................8

Focus Fund..................................................................14

Genesis Fund................................................................19

Guardian Fund...............................................................25

International Fund..........................................................31

Mid Cap Growth Fund.........................................................38

Partners Fund...............................................................43

Regency Fund................................................................50

Small Cap Growth Fund.......................................................57

Socially Responsive Fund....................................................64



YOUR INVESTMENT

Share Prices................................................................71

Privileges and Services.....................................................72

Distributions and Taxes.....................................................72

Maintaining Your Account....................................................74

Redemption Fee..............................................................81

Market Timing Policy........................................................82

Portfolio Holdings Policy...................................................83

Fund Structure..............................................................83



THESE FUNDS:

o   are designed for investors with long-term goals in mind
o offer you the opportunity to participate in financial markets through a professionally managed stock portfolio
o also offer the opportunity to diversify your portfolio with Funds that invest using a value or a growth approach, or a combination of the two
o carry certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
o are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency

o normally invest at least 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in equity securities.




THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAMES IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(c) 2007 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

Neuberger Berman
CENTURY FUND                                               Ticker Symbol: NBCIX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL; DIVIDEND INCOME IS A SECONDARY
GOAL.


To pursue these goals, the Fund invests mainly in common stocks of large-capitalization companies, which it defines as those with a total market capitalization of $3 billion or more at the time of purchase. The Fund is "non-diversified", which means it has the ability to take larger positions in a smaller number of issuers.


The Portfolio Managers employ a disciplined investment strategy when selecting growth stocks. They seek to buy companies with strong historical and prospective earnings growth. In determining whether a company has favorable growth characteristics, the Portfolio Managers analyze such factors as:

o   revenue and earnings growth
o   return on equity
o   debt to equity ratio
o   market share and competitive leadership of the company's products.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

-->  LARGE-CAP STOCKS

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. THEY MAY HAVE A VARIETY OF PRODUCTS AND BUSINESS LINES AND A SOUND FINANCIAL BASE THAT CAN HELP THEM WEATHER BAD TIMES.

COMPARED TO SMALLER COMPANIES, LARGE-CAP COMPANIES CAN BE SLOWER TO RESPOND TO CHANGES AND OPPORTUNITIES. AT THE SAME TIME, THEIR RETURNS HAVE SOMETIMES LED THOSE OF SMALLER COMPANIES, OFTEN WITH LOWER VOLATILITY.


-->  GROWTH INVESTING

FOR GROWTH INVESTORS, THE AIM IS TO INVEST IN COMPANIES THAT ARE ALREADY SUCCESSFUL BUT COULD BE EVEN MORE SO. OFTEN, THESE STOCKS ARE IN EMERGING OR RAPIDLY GROWING INDUSTRIES. ACCORDINGLY, THE FUND AT TIMES MAY INVEST A GREATER PORTION OF ITS ASSETS IN PARTICULAR INDUSTRIES OR SECTORS THAN OTHER FUNDS DO.

WHILE MOST GROWTH STOCKS ARE KNOWN TO INVESTORS, THEY MAY NOT YET HAVE REACHED THEIR FULL POTENTIAL. THE GROWTH INVESTOR LOOKS FOR INDICATIONS OF CONTINUED SUCCESS.

                                 2 CENTURY FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


At times, large-cap stocks may lag other types of stocks in performance, which could cause the Fund to perform worse than certain other funds over a given time period.

The Fund is non-diversified. This means that the percentage of the Fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the Fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                                 3 CENTURY FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

1997    '98     '99     '00     '01     '02     '03     '04     '05     '06
----------------------------------------------------------------------------
                        -15.48  -29.01  -32.03  25.80   1.53    6.95    8.91


BEST QUARTER:   Q4 '01, 20.00%

WORST QUARTER:  Q1 '01, -28.50%


Year-to-date performance as of 9/30/2007: 12.20%

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006
--------------------------------------------------------------------------------


                                                               Since
                                                             Inception
                                     1 Year     5 Years     (12/6/1999)
--------------------------------------------------------------------------------
CENTURY FUND
Return Before Taxes                   8.91       0.22         -4.96
Return After Taxes
on Distributions                      8.91       0.22         -4.96
Return After Taxes
on Distributions and
Sale of Fund Shares                   5.79       0.19         -4.11
Russell 1000 Growth Index             9.07       2.69         -4.05
Russell 1000 Index                   15.46       6.82          2.03

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell 1000 Growth Index is an unmanaged index of U. S. mid- and large-cap growth stocks.
The Russell 1000 Index is an unmanaged index of U.S. large-cap stocks.
--------------------------------------------------------------------------------



-->  PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. EQUITY MARKET AND OF THE PORTION OF THE MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.


BECAUSE THE FUND WAS A DIVERSIFIED FUND PRIOR TO DECEMBER 17, 2007, ITS PERFORMANCE DURING THAT TIME MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.


                                 4 CENTURY FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.



FEE TABLE

--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                None

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                              0.81
Distribution (12b-1) fees                                      None
Other expenses                                                 1.64
--------------------------------------------------------------------------------
Total annual operating expenses                                2.45
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                   0.94
--------------------------------------------------------------------------------
Net expenses***                                                1.51
--------------------------------------------------------------------------------



EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                        1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Expenses                 $154      $477        $824      $1,802
--------------------------------------------------------------------------------



* THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES AND DUE TO CERTAIN TAX EXPENSES, WHICH ARE NOT COVERED UNDER THE CONTRACTUAL FEE CAP, THE NET EXPENSES OF THE FUND EXCEEDED 1.50% OF ITS AVERAGE NET ASSETS LAST YEAR.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

*** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE INVESTOR CLASS OF THE FUND THROUGH 8/31/2018, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THAT CLASS ARE LIMITED TO 1.50% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE INVESTOR CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 1.50% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.



[GRAPHIC OMITTED]

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.81% of average net assets before reimbursements.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

                                 5 CENTURY FUND

PORTFOLIO MANAGERS

The Fund is managed by a team consisting of the following lead Portfolio Managers, each of whom has managed the Fund since September 2007:

JOHN BARKER, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has managed private accounts and separately managed accounts for Neuberger Berman, LLC from 1994-present.

DANIEL ROSENBLATT, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has managed private accounts and separately managed accounts for Neuberger Berman, LLC from 1990-present.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                                 6 CENTURY FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                        2003       2004       2005       2006       2007
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                          Share price (NAV) at beginning of year              4.89       5.42       5.54       6.22       6.52
PLUS:                     Income from investment operations
                          Net investment income (loss)                       (0.03)     (0.03)      0.01      (0.02)     (0.00)
                          Net gains (losses) - realized and unrealized        0.56       0.15       0.67       0.33       0.93
                          Subtotal: income from investment operations         0.53       0.12       0.68       0.31       0.93
MINUS:                    Distributions to shareholders
                          Income dividends                                       -          -          -       0.01          -
                          Subtotal: distributions to shareholders                -          -          -       0.01          -
EQUALS:                   Share price (NAV) at end of year                    5.42       5.54       6.22       6.52       7.45
------------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                                         1.51       1.49       1.47       1.49       1.50
Gross expenses(1)                                                             2.21       2.05       2.35       2.51       2.44
Expenses(2)                                                                   1.51       1.50       1.50       1.51       1.51
Net investment income (loss) - actual                                        (0.62)     (0.55)      0.09      (0.27)     (0.02)
------------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)                                                          10.84       2.21      12.27       4.92      14.26
Net assets at end of year (in millions of dollars)                            17.0       14.3       11.2       10.4       10.0
Portfolio turnover rate (%)                                                    115         66        107         64         46
------------------------------------------------------------------------------------------------------------------------------------


ALL FIGURES FOR THE FISCAL YEAR 2003 WERE AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THAT YEAR. THE FIGURES FOR FISCAL YEARS
2004 AND THEREAFTER HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
THOSE YEARS. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK
COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT
    MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF
    INVESTMENT MANAGEMENT FEES.


                                                           7 CENTURY FUND

Neuberger Berman
FASCIANO FUND                                              Ticker Symbol: NBFSX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM CAPITAL GROWTH. THE PORTFOLIO MANAGER ALSO MAY CONSIDER A COMPANY'S POTENTIAL FOR CURRENT INCOME PRIOR TO SELECTING IT FOR THE FUND.

To pursue this goal, the Fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. These stocks include securities having common stock characteristics, such as securities convertible into common stocks, and rights and warrants to purchase common stocks. The Portfolio Manager currently looks for companies with:

o strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon
o stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon.

In choosing companies that the Portfolio Manager believes are likely to achieve the Fund's objective, the Portfolio Manager also will consider the company's overall business qualities. These qualities include the company's profitability and cash flow, financial condition, insider ownership, and stock valuation. In selecting companies that the Portfolio Manager believes may have greater potential to appreciate in price, the Portfolio Manager will invest the Fund in smaller companies that are not closely followed by major Wall Street brokerage houses and large asset management firms.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

-->  SMALL-CAP STOCKS

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE LAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.


-->  GROWTH VS. VALUE INVESTING

VALUE INVESTORS SEEK STOCKS TRADING AT BELOW MARKET AVERAGE PRICES BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES BEFORE OTHER INVESTORS DISCOVER THEIR WORTH. GROWTH INVESTORS SEEK COMPANIES THAT ARE ALREADY SUCCESSFUL BUT MAY NOT HAVE REACHED THEIR FULL POTENTIAL.

THE FUND'S BLENDED INVESTMENT APPROACH SEEKS TO LOWER RISK BY DIVERSIFYING ACROSS COMPANIES AND INDUSTRIES WITH GROWTH AND VALUE CHARACTERISTICS, AND CAN PROVIDE A CORE SMALL-CAP FOUNDATION WITHIN A DIVERSIFIED PORTFOLIO.

                                 8 FASCIANO FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


The stocks of smaller companies in which the Fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

o   may have a shorter history of operations than larger companies
o   may not have as great an ability to raise additional capital
o may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

The Fund will combine value and growth styles of investing.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

To the extent the Portfolio Manager commits a portion of the Fund's assets to mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

                                 9 FASCIANO FUND

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                                10 FASCIANO FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1997    '98     '99     '00     '01     '02     '03     '04     '05     '06
----------------------------------------------------------------------------
21.51   7.19    6,16    1.70    4.46    -8.67   29.72   12.55   2.60    4.86


BEST QUARTER: Q2 '03, 19.46%

WORST QUARTER: Q3 '98, -13.41%

Year-to-date performance as of 9/30/2007: 4.11%

--------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*
--------------------------------------------------------------------------------

                                   1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
FASCIANO FUND
Return Before Taxes                 4.86     7.48       7.74
Return After Taxes on
Distributions                       4.04     7.06       7.16
Return After Taxes on
Distributions and
Sale of Fund Shares                 4.25     6.45       6.62
Russell 2000 Index                 18.37    11.39       9.44

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTION:
The Russell 2000 Index is an unmanaged index of U.S. small- cap stocks.
--------------------------------------------------------------------------------


* THE YEAR-BY-YEAR AND AVERAGE ANNUAL TOTAL RETURN DATA FOR THE PERIODS PRIOR TO 3/24/2001 ARE THOSE OF NEUBERGER BERMAN FASCIANO FUND'S PREDECESSOR, FASCIANO FUND, INC.



-->  PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.

                                11 FASCIANO FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.



FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                               1.00
Distribution (12b-1) fees                                       None
Other expenses                                                  0.30
--------------------------------------------------------------------------------
Total annual operating expenses                                 1.30
--------------------------------------------------------------------------------


EXPENSE EXAMPLE


The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.




--------------------------------------------------------------------------------
                        1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
 Expenses               $132      $412       $713       $1,568
--------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.




[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 1.00% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


PORTFOLIO MANAGER

MICHAEL FASCIANO is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC and has managed the Fund's assets since its inception. Prior to joining Neuberger Berman, he managed Fasciano Fund, Inc. from its inception in 1988 to 2001.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.


                                12 FASCIANO FUND

FINANCIAL HIGHLIGHTS

[GRAPHIC OMITTED]


------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                               2003        2004      2005       2006        2007
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                          Share price (NAV) at beginning of year     31.19      35.39      39.81     43.83        41.85
 PLUS:                    Income from investment operations
                          Net investment income (loss)               (0.11)     (0.20)     (0.05)    (0.12)       (0.17)
                          Net gains (losses) - realized and
                          unrealized                                  4.31       4.81       5.41     (0.25)        4.81
                          Subtotal: income from investment
                          operations                                  4.20       4.61       5.36     (0.37)        4.64
 MINUS:                   Distributions to shareholders
                          Capital gain distributions                    -        0.19       1.34      1.61         2.31
 EQUALS:                  Share price (NAV) at end of year           35.39      39.81      43.83     41.85        44.18

-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.
Net expenses - actual                                                 1.24       1.22        1.20      1.20        1.29
Gross expenses(1)                                                       -        1.23        1.21      1.21        1.29
Expenses(2)                                                           1.24       1.23        1.20      1.21        1.29
Net investment income (loss) - actual                                (0.36)     (0.52)      (0.13)    (0.28)      (0.39)

-----------------------------------------------------------------------------------------------------------------------------------

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)                                                     13.47      13.06(3)   13.60(3)   (0.95)(3)    11.35(3)
Net assets at end of year (in millions of dollars)                   277.6      364.9      520.6      484.5        406.2
Portfolio turnover rate (%)                                             24         17         22         39           18
------------------------------------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.


                                13 FASCIANO FUND

Neuberger Berman
FOCUS FUND                                                  Ticker Symbol: NBSSX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

To pursue this goal, the Fund invests in a highly concentrated portfolio, consisting mainly of common stocks of companies of any size that are selected using a fundamental, research driven approach.


Under normal market conditions, the Fund will hold approximately 30-35 stocks. Because of the concentrated nature of its investment, the Fund typically will be substantially over-and under-weighted in certain economic sectors.


The Portfolio Manager looks for undervalued companies. Factors in identifying these firms may include above-average returns, an established market niche, and sound future business prospects. This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with investing in a smaller number of stocks.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.


--> VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.


                                 14 FOCUS FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


Because the Fund holds a limited number of stocks, the Fund typically will be substantially over- and under-weighted in certain economic sectors at any given time. Therefore, its performance is likely to be disproportionately affected by the factors influencing those sectors and may suffer if certain economic sectors it emphasizes do not perform as expected.

To the extent that the Fund emphasizes a particular market capitalization, it takes on the associated risks. Mid- and small-cap stocks tend to be more volatile than large-cap stocks. At any given time, any one of these market capitalizations may be out of favor with investors. If the Fund emphasizes that market capitalization, it could perform worse than certain other funds.

The Fund is non-diversified. This means that the percentage of the Fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer increases the Fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                                 15 FOCUS FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

 1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
--------------------------------------------------------------------------------
24.15   13.24   26.02    12.42  -6.69   -36.41   64.89   5.00     0.00    12.41





BEST QUARTER: Q4 '98, 34.51%

WORST QUARTER: Q3 '02, -31.87%

Year-to-date performance as of 9/30/2007: 8.80%
--------------------------------------------------------------------------------





 AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006

--------------------------------------------------------------------------------
                                   1 Year         5 Years        10 Years
-------------------------------------------------------------------------------
FOCUS FUND
Return Before Taxes               12.41           4.36          8.69
Return After Taxes on
Distributions                     10.08           3.47          6.98
Return After Taxes on
Distributions and
Sale of Fund Shares               11.13           3.71          7.02
S&P 500 Index*                    15.78           6.19          8.42
Russell 1000 Value Index          22.25          10.86         11.00

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The S&P 500 Index is an unmanaged index of U.S. stocks. The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.
--------------------------------------------------------------------------------


*THE FUND'S BROAD-BASED INDEX USED FOR COMPARISON PURPOSES HAS BEEN CHANGED FROM THE RUSSELL 1000 VALUE INDEX TO THE S&P 500 INDEX BECAUSE THE NEW INDEX MORE CLOSELY RESEMBLES THE CHARACTERISTICS OF THE FUND'S INVESTMENTS.


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. EQUITY MARKET AND OF THE PORTION OF THE MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.


BECAUSE THE FUND HAD A POLICY OF INVESTING MAINLY IN LARGE-CAP STOCKS PRIOR TO SEPTEMBER 1998 AND INVESTING 90% OF ITS ASSETS IN NO MORE THAN SIX ECONOMIC SECTORS PRIOR TO DECEMBER 17, 2007, ITS PERFORMANCE DURING THOSE PERIODS MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.



                                 16 FOCUS FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE



--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                        None
-------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                                       0.76
Distribution (12b-1)fees                                                None
Other expenses                                                          0.13
-------------------------------------------------------------------------------
Total annual operating expenses                                         0.89
--------------------------------------------------------------------------------



EXPENSE EXAMPLE


The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


-------------------------------------------------------------------------------
                              1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------
Expenses                        $91       $284       $493       $1,096
-------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.




[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.76% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


PORTFOLIO MANAGER

ROBERT B. CORMAN is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. He has been the Portfolio Manager of the Fund since October 2005. Previously, he co-managed the Fund's assets from November 2003 to September 2005. He held senior positions in portfolio management at four other firms since 1981.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.


                                 17 FOCUS FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                  2003      2004        2005       2006        2007
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                     Share price (NAV) at beginning of year             23.05     32.28       31.96      37.21        34.30
 PLUS:               Income from investment operations
                     Net investment income (loss)                        0.05      0.08        0.21       0.13         0.15
                     Net gains (losses) - realized and unrealized        9.18     (0.35)       5.12       2.24         3.33
                     Subtotal: income from investment operations         9.23     (0.27)       5.33       2.37         3.48
 MINUS:              Distributions to shareholders
                     Income dividends                                      -       0.05        0.08       0.24         0.15
                     Capital gain distributions                            -         -           -        5.04         4.84
                     Subtotal: distributions to shareholders               -       0.05        0.08       5.28         4.99
 EQUALS:             Share price (NAV) at end of year                   32.28     31.96       37.21      34.30        32.79

-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.
 Net expenses - actual                                                   0.90      0.85        0.87       0.87         0.87
 Gross expenses(1)                                                          -      0.86        0.87       0.87         0.87
 Expenses(2)                                                             0.90      0.86        0.87       0.88         0.88
 Net investment income (loss) - actual                                   0.21      0.21        0.57       0.37         0.44

-----------------------------------------------------------------------------------------------------------------------------------

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                        40.04     (0.84)(3)    16.69(3)    7.00(3)     10.71(3)
Net assets at end of year (in millions of dollars)                    1,300.0   1,198.9      1,185.4    1,093.1      1,018.6
Portfolio turnover rate (%)                                                24        27           19         41           53
------------------------------------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.


                                 18 FOCUS FUND

Neuberger Berman
GENESIS FUND                                                Ticker Symbol: NBGNX
--------------------------------------------------------------------------------
    This Fund is closed to new investors.


[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $2 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the company's market value has grown beyond $2 billion. The Fund seeks to reduce risk by diversifying among many companies and industries.

The Portfolio Managers generally look for undervalued companies whose current market shares and balance sheets are strong. Factors in identifying these firms may include:

o  above-average returns
o  an established market niche
o circumstances that would make it difficult for new competitors to enter the market
o  the ability to finance their own growth
o  sound future business prospects.

This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with small-cap stocks. At times, the Portfolio Managers may emphasize certain sectors that they believe will benefit from market or economic trends.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.


--> SMALL-CAP STOCKS

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE LAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.


--> VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.


                                19 GENESIS FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


Stock prices of many smaller companies are based on future expectations. The Portfolio Managers tend to focus on companies whose financial strength is largely based on existing business lines rather than projected growth. While this can help reduce risk, the Fund is still subject to many of the risks of small-cap investing.

The stocks of smaller companies in which the Fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

o  may have a shorter history of operations than larger companies
o  may not have as great an ability to raise additional capital
o may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

To the extent the Portfolio Managers commit a portion of the Fund's assets to mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o  fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                                20 GENESIS FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

 1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
--------------------------------------------------------------------------------
34.89   -6.95    4.04    32.51  12.11    -2.96   31.70   18.76   16.37    7.31





BEST QUARTER: Q3 '97, 20.07%

WORST QUARTER: Q3 '98, -16.43%

Year-to-date performance as of 9/30/2007: 16.55%
--------------------------------------------------------------------------------




 AVERAGE ANNUAL TOTAL % Returns as of 12/31/2006

--------------------------------------------------------------------------------
                                           1 Year       5 Years      10 Years
-------------------------------------------------------------------------------
GENESIS FUND
Return Before Taxes                        7.31         13.64         13.91
Return After Taxes on
Distributions                              5.95         13.16         13.20
Return After Taxes on
Distributions and
Sale of Fund Shares                        6.61         11.96         12.22
Russell 2000 Index                        18.37         11.39          9.44

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTION:
The Russell 2000 Index is an unmanaged index of U.S. small- cap stocks.
--------------------------------------------------------------------------------


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.


                                21 GENESIS FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.


FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                    None
-------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                                   0.92
Distribution (12b-1) fees                                           None
Other expenses                                                      0.12
Acquired fund fees and expenses***                                  0.01
-------------------------------------------------------------------------------
Total annual operating expenses                                     1.05
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                        1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Expenses                $107      $334       $579       $1,283
--------------------------------------------------------------------------------



*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.


*** "ACQUIRED FUND FEES AND EXPENSES" ARE FEES AND EXPENSES INCURRED INDIRECTLY BY THE FUND AS A RESULT OF THE INVESTMENT OF ITS UNINVESTED CASH IN A FUND MANAGED BY NEUBERGER BERMAN MANAGEMENT INC. OR AN AFFILIATE.




[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.92% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


PORTFOLIO MANAGERS

JUDITH M. VALE AND ROBERT W. D'ALELIO are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. Vale and D'Alelio have been senior members of the Small Cap Group since 1992 and 1996, respectively. Ms. Vale has co-managed the Fund's assets since 1994. Mr. D'Alelio joined the firm in 1996 and has co-managed the Fund's assets since 1997.


                                22 GENESIS FUND

MICHAEL L. BOWYER AND BRETT S. REINER are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. Bowyer and Reiner have been members of the Small Cap Group since 2001 and 2003, respectively. Mr. Bowyer joined the firm in 1996 and Mr. Reiner in 2000. They are the Associate Portfolio Managers of the Fund.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.


                                23 GENESIS FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS




------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                  2003      2004        2005       2006         2007
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                     Share price (NAV) at beginning of year            19.70      23.44       27.03      34.03        34.92
 PLUS:               Income from investment operations
                     Net investment loss                               (0.06)     (0.10)      (0.08)     (0.05)        0.39
                     Net gains (losses) - realized and unrealized       3.87       3.70        7.97       1.71         5.37
                     Subtotal: income from investment operations        3.81       3.60        7.89       1.66         5.76
 MINUS:              Distributions to shareholders
                     Income dividends                                      -         -           -          -          0.46
                     Capital gain distributions                         0.07       0.01        0.89       0.77         2.67
                     Subtotal: distributions to shareholders               -         -           -          -          3.13
 EQUALS:             Share price (NAV) at end of year                  23.44      27.03       34.03      34.92        37.55

-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.
Net expenses - actual                                                      1.08       1.05       1.04       1.02       1.02
Gross expenses(1)                                                             -       1.05       1.04       1.02       1.03
Expenses(2)                                                                1.08       1.05       1.04       1.02       1.03
Net investment income loss - actual                                       (0.31)     (0.38)     (0.25)     (0.15)      1.08

-----------------------------------------------------------------------------------------------------------------------------------

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                        19.40      15.37(3)     29.68(3)    4.89(3)     17.51(3)
Net assets at end of year (in millions of dollars)                    1,273.2    1,324.0      1,823.2    1,901.1      1,997.2
Portfolio turnover rate (%)                                                17         23           11         19           25
------------------------------------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.


                                24 GENESIS FUND

Neuberger Berman
GUARDIAN FUND                                               Ticker Symbol: NGUAX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL; CURRENT INCOME IS A SECONDARY GOAL.

To pursue these goals, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection. They seek to identify stocks in well-positioned businesses that they believe are undervalued in the market. They look for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.


--> MID- AND LARGE-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY PERFORMED MORE LIKE SMALL-CAPS THAN LIKE LARGE-CAPS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER ATTRACTIVE LONG-TERM RETURNS.

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. COMPARED TO MID-CAP COMPANIES, THEY MAY BE LESS RESPONSIVE TO CHANGE, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF MID-CAP COMPANIES, OFTEN WITH LOWER VOLATILITY.


--> VALUATION SENSITIVE INVESTING

IN ADDITION TO TRADITIONAL VALUE INVESTING - I.E., LOOKING FOR VALUE AMONG COMPANIES WHOSE STOCK PRICES ARE BELOW THEIR HISTORICAL AVERAGE, BASED ON EARNINGS, CASH FLOW, OR OTHER FINANCIAL MEASURES - WE MAY ALSO BUY A COMPANY'S SHARES IF THEY LOOK MORE FULLY PRICED BASED ON WALL STREET CONSENSUS ESTIMATES OF EARNINGS, BUT STILL INEXPENSIVE RELATIVE TO OUR ESTIMATES. WE LOOK FOR THESE COMPANIES TO RISE IN PRICE AS THEY OUTPERFORM WALL STREET'S EXPECTATIONS, BECAUSE SOME ASPECTS OF THE BUSINESS HAVE NOT BEEN FULLY APPRECIATED OR APPROPRIATELY PRICED BY OTHER INVESTORS.


                                25 GUARDIAN FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


The Fund holds a relatively concentrated portfolio that may contain fewer securities than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a valuation sensitive approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                                26 GUARDIAN FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.




YEAR-BY-YEAR % RETURNS as of 12/31 each year
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

 1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
-------------------------------------------------------------------------------
17.94    2.35    8.46    -1.86   -1.84   -25.75  35.14   16.06    8.44   13.48



BEST QUARTER: Q4 '98, 23.12%

WORST QUARTER: Q3 '98, -26.19%

Year-to-date performance as of 9/30/2007: 9.64%
--------------------------------------------------------------------------------





 AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006

--------------------------------------------------------------------------------
                                   1 Year         5 Years       10 Years
--------------------------------------------------------------------------------
GUARDIAN FUND
Return Before Taxes                13.48            7.46          6.10
Return After Taxes on
Distributions                      12.31            7.12          4.20
Return After Taxes on
Distributions and
Sale of Fund Shares                10.30            6.40          4.46
S&P 500 Index                      15.78            6.19          8.42


After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The S&P 500 Index is an unmanaged index of U.S. stocks.
--------------------------------------------------------------------------------


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.


BECAUSE THE FUND HAD A POLICY OF INVESTING MAINLY IN LARGE-CAP STOCKS PRIOR TO DECEMBER 2002, ITS PERFORMANCE DURING THAT TIME MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.



                                27 GUARDIAN FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                    None
-------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                                   0.75
Distribution (12b-1) fees                                           None
Other expenses                                                      0.13
-------------------------------------------------------------------------------
Total annual operating expenses                                     0.88
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                        1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Expenses                 $90       $281       $488       $1,084
--------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.




[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.75% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


                                28 GUARDIAN FUND

PORTFOLIO MANAGERS

ARTHUR MORETTI is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. Mr. Moretti joined each firm in 2001 and has managed the Fund since December 2002. He was a portfolio manager and fund analyst at two other firms since 1991.

INGRID S. DYOTT is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. She has been an Associate Manager of the Fund since December 2003 and has been a Portfolio Manager at Neuberger Berman since 1997.

SAJJAD S. LADIWALA is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been an Associate Manager of the Fund since December 2003. He held various positions as a financial analyst at two other firms since 1994.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.


                                29 GUARDIAN FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS




------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                      2003         2004       2005        2006       2007
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                  Share price (NAV) at beginning of year                   11.53        12.92       14.46       17.52       18.64
 PLUS:            Income from investment operations
                  Net investment income                                     0.05         0.05        0.13        0.08        0.14
                  Net gains (losses) - realized and unrealized              1.40         1.53        2.98        1.16        2.49
                  Subtotal: income from investment operations               1.45         1.58        3.11        1.24        2.63
 MINUS:           Distributions to shareholders
                  Income dividends                                          0.05         0.04        0.05        0.12        0.07
                  Capital gain distributions                                   -            -           -           -        1.31
                  Tax return of capital                                     0.01            -           -           -           -
                  Subtotal: distributions to shareholders                   0.06         0.04        0.05        0.12        1.38
 EQUALS:          Share price (NAV) at end of year                         12.92        14.46       17.52       18.64       19.89

-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.
Net expenses - actual                                                       0.92         0.90        0.90        0.88        0.87
Gross expenses(1)                                                             -          0.90        0.90        0.88        0.87
Expenses(2)                                                                 0.92         0.91        0.90        0.89        0.88
Net investment income - actual                                              0.44         0.35        0.83        0.47        0.69

-----------------------------------------------------------------------------------------------------------------------------------

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                          12.70        12.24(3)    21.52(3)        7.09(3)    14.48
Net assets at end of year (in millions of dollars)                      1,297.6      1,300.6     1,415.2        1,417.0     1,441.6
Portfolio turnover rate (%)                                                 113           25          20             34          20
-----------------------------------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.


                                30 GUARDIAN FUND

Neuberger Berman
INTERNATIONAL FUND                                          Ticker Symbol: NBISX
--------------------------------------------------------------------------------
This Fund is closed to new investors.

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN COMMON STOCKS OF FOREIGN COMPANIES.

To pursue this goal, the Fund invests mainly in foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The Fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the Portfolio Managers look for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The Portfolio Managers also consider the outlooks for various countries and regions around the world, examining economic, market, social, and political conditions.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.


--> FOREIGN STOCKS

THERE ARE MANY PROMISING OPPORTUNITIES FOR INVESTMENT OUTSIDE THE UNITED STATES. FOREIGN MARKETS OFTEN RESPOND TO DIFFERENT FACTORS AND THEREFORE TEND TO FOLLOW CYCLES THAT ARE DIFFERENT FROM EACH OTHER.

FOR THIS REASON, MANY INVESTORS PUT A PORTION OF THEIR PORTFOLIOS IN FOREIGN INVESTMENTS AS A WAY OF GAINING FURTHER DIVERSIFICATION. WHILE FOREIGN STOCK MARKETS CAN BE RISKY, INVESTORS GAIN AN OPPORTUNITY TO ADD POTENTIAL LONG-TERM GROWTH.


--> GROWTH AND VALUE INVESTING

THE FUND USES A BLEND OF GROWTH AND VALUE STRATEGIES. VALUE INVESTORS SEEK STOCKS TRADING AT BELOW MARKET AVERAGE PRICES BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES BEFORE OTHER INVESTORS DISCOVER THEIR WORTH. GROWTH INVESTORS SEEK COMPANIES THAT ARE ALREADY SUCCESSFUL BUT MAY NOT HAVE REACHED THEIR FULL POTENTIAL.


                             31 INTERNATIONAL FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments. The value of your investment may fall, sometimes sharply, and you could lose money.


Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. These risks are generally greater in emerging markets. Over a given period of time, foreign stocks may underperform U.S. stocks -- sometimes for years. The Fund could also underperform if the Portfolio Managers invest in countries or regions whose economic performance falls short.

In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to "time-zone arbitrage". If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in the Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

Mid- and small-cap stocks tend to be less liquid and more volatile than large-cap stocks. Any type of stock may underperform any other during a given period.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. THE FUND MAY USE DERIVATIVES FOR HEDGING AND FOR SPECULATION. HEDGING COULD REDUCE THE FUND'S LOSSES FROM CURRENCY FLUCTUATIONS, BUT COULD ALSO REDUCE ITS GAINS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS. A DERIVATIVE INSTRUMENT, WHETHER USED FOR HEDGING OR SPECULATION, COULD FAIL TO PERFORM AS EXPECTED, CAUSING A LOSS FOR THE FUND.


                             32 INTERNATIONAL FUND

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL, OR OTHER CONDITIONS OR IT RECEIVES LARGE CASH INFLOWS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.


                             33 INTERNATIONAL FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.



YEAR-BY-YEAR % RETURNS as of 12/31 each year
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

 1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
-------------------------------------------------------------------------------
11.21    2.35   65.86   -24.36  -18.01   -13.10  43.30   30.33   23.96   25.18



BEST QUARTER: Q4 '99, 43.21%

WORST QUARTER: Q3 '98, -26.09%

Year-to-date performance as of 9/30/2007: 8.54%
--------------------------------------------------------------------------------




 AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006


--------------------------------------------------------------------------------
                                            1 Year    5 Years   10 Years
-------------------------------------------------------------------------------
INTERNATIONAL FUND
Return Before Taxes                          25.18      20.29     11.42
Return After Taxes on
Distributions                                22.86      19.67     10.55
Return After Taxes on
Distributions and
Sale of Fund Shares                          18.28      17.91      9.85
MSCI EAFE Index                              26.86      15.43      8.06

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTION:
The MSCI EAFE Index is an unmanaged index of stocks from Europe, Australasia, and the Far East.
--------------------------------------------------------------------------------


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN THE FUND AND INCLUDE ALL FUND EXPENSES.


AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.


BECAUSE THE FUND HAD A POLICY OF INVESTING PRIMARILY IN MID- AND LARGE-CAP STOCKS PRIOR TO SEPTEMBER 1998, ITS PERFORMANCE DURING THAT TIME MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.


                             34 INTERNATIONAL FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares held for more than 60 days, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.



FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES
(% of amount redeemed or exchanged)                                 None
-------------------------------------------------------------------------------
These are deducted directly from your investment.
Redemption Fee*                                                     2.00
Exchange Fee*                                                       2.00
-------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES
(% of average net assets)**
These are deducted from Fund assets, so you pay them indirectly.
Management fees***                                                  1.05
Distribution (12b-1) fees                                           None
Other expenses                                                      0.21
-------------------------------------------------------------------------------
Total annual operating expenses                                     1.26
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                        1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Expenses                 $128      $400       $692       $1,523
--------------------------------------------------------------------------------




* THESE FEES ARE CHARGED ON INVESTMENTS HELD 60 DAYS OR LESS, WHETHER FUND SHARES ARE REDEEMED OR EXCHANGED FOR SHARES OF ANOTHER FUND. SEE "REDEMPTION FEE" FOR MORE INFORMATION.


**    THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.


***   "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.





[GRAPHIC OMITTED]


INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 1.04% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


                             35 INTERNATIONAL FUND

PORTFOLIO MANAGERS
BENJAMIN SEGAL is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Segal joined the firm in 1999 and has been the Portfolio Manager since November 2003. Prior to that, he was a co-Portfolio Manager since 2000. He was an assistant portfolio manager at another firm from 1997 to 1998. Prior to 1997, he held positions in international finance and consulting.

MILU E. KOMER is a Vice President of Neuberger Berman Management Inc. and of Neuberger Berman, LLC. Ms. Komer joined the firm in 2001 and is the Associate Portfolio Manager of the Fund. Prior to that, she held associate positions at other investment firms from 1998 to 2001.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.


                             36 INTERNATIONAL FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS



------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                       2003       2004       2005       2006       2007
-----------------------------------------------------------------------------------------------------------------------------------
 PER-SHARE DATA ($)
 Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                          Share price (NAV) at beginning of year             10.60      11.58      15.42      21.01      24.23
 PLUS:                    Income from investment operations
                          Net investment income                               0.10       0.10       0.15       0.28       0.26
                          Net gains (losses) - realized and unrealized        0.88       3.89       5.54       3.81       3.81
                          Subtotal: income from investment operations         0.98       3.99       5.69       4.09       4.07
                          Redemption fees                                     0.03       0.01       0.01       0.01       0.00
 MINUS:                   Distributions to shareholders
                          Income dividends                                    0.03       0.16       0.11       0.13       0.29
                          Capital gain distributions                            -          -          -        0.75       2.33
                          Subtotal: distributions to shareholders             0.03       0.16       0.11       0.88       2.62
 EQUALS:                  Share price (NAV) at end of year                   11.58      15.42      21.01      24.23      25.68

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                                         1.70       1.57       1.39       1.25       1.23
Gross expenses(1)                                                             1.74       1.57       1.42       1.24       1.24
Expenses(2)                                                                   1.70       1.57       1.40       1.26       1.25
Net investment income (loss) - actual                                         1.00       0.68       0.82       1.19       1.02

-----------------------------------------------------------------------------------------------------------------------------------

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)                                                           9.58      34.73      37.08      20.07      17.44
Net assets at end of year (in millions of dollars)                            82.0      162.1      455.5      921.4      690.6
Portfolio turnover rate (%)                                                     90         72         38         48         42
------------------------------------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT/REPAYMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER/HIGHER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED/RECOUPED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.


                             37 INTERNATIONAL FUND

Neuberger Berman
MID CAP GROWTH FUND                                         Ticker Symbol: NMANX
(Formerly Neuberger Berman Manhattan Fund)
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, he looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as:

o  financial condition (such as debt to equity ratio)
o  market share and competitive leadership of the company's products
o  earnings growth relative to competitors
o market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in mid-capitalization companies without providing shareholders at least 60 days' advance notice.


--> MID-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.


--> GROWTH INVESTING

FOR GROWTH INVESTORS, THE AIM IS TO INVEST IN COMPANIES THAT ARE ALREADY SUCCESSFUL BUT COULD BE EVEN MORE SO. OFTEN, THESE STOCKS ARE IN EMERGING OR RAPIDLY GROWING INDUSTRIES. ACCORDINGLY, THE FUND AT TIMES MAY INVEST A GREATER PORTION OF ITS ASSETS IN PARTICULAR INDUSTRIES OR SECTORS THAN OTHER FUNDS DO.

WHILE MOST GROWTH STOCKS ARE KNOWN TO INVESTORS, THEY MAY NOT YET HAVE REACHED THEIR FULL POTENTIAL. THE GROWTH INVESTOR LOOKS FOR INDICATIONS OF CONTINUED SUCCESS.

                             38 MID CAP GROWTH FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


By focusing on mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o  fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                             39 MID CAP GROWTH FUND

PERFORMANCE

[GRAPHIC OMITTED]

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

 1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
-------------------------------------------------------------------------------
29.20   16.39   50.76   -11.42  -29.66   -31.23  30.57   16.22   13.38   14.59



BEST QUARTER: Q4 '99, 49.01%

WORST QUARTER: Q3 '01, -30.09%

Year-to-date performance as of 9/30/2007: 24.36%
--------------------------------------------------------------------------------




 AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006

--------------------------------------------------------------------------------
                                       1 Year       5 Years      10 Years
-------------------------------------------------------------------------------
MID CAP GROWTH FUND
Return Before Taxes                    14.59         6.28          6.72
Return After Taxes on
Distributions                          14.59         6.28          4.81
Return After Taxes on
Distributions and
Sale of Fund Shares                     9.49         5.43          5.15
Russell Midcap Growth Index            10.66         8.22          8.62
Russell Midcap Index                   15.26        12.88         12.14

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks.
The Russell Midcap Index is an unmanaged index of U.S. mid- cap stocks.
--------------------------------------------------------------------------------




--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.


AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. MID-CAP EQUITY MARKET AND OF THE PORTION OF THE MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.

BECAUSE THE FUND HAD A POLICY OF INVESTING IN STOCKS OF ALL CAPITALIZATIONS AND USED A COMPARATIVELY MORE VALUE-ORIENTED INVESTMENT APPROACH PRIOR TO JULY 1997, ITS PERFORMANCE DURING THAT TIME MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.



                             40 MID CAP GROWTH FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES


The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.



FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                    None
-------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                                   0.80
Distribution (12b-1) fees                                           None
Other expenses                                                      0.23
-------------------------------------------------------------------------------
Total annual operating expenses                                     1.03
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                        1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Expenses                 $105      $328       $569       $1,259
--------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.80% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

PORTFOLIO MANAGER

KENNETH J. TUREK, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985. Mr. Turek has managed the Fund since January 2003.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

                             41 MID CAP GROWTH FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                       2003          2004       2005        2006        2007
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                          Share price (NAV) at beginning of year             4.70          5.58       5.86        7.45        8.17
 PLUS:                    Income from investment operations
                          Net investment loss                               (0.04)        (0.04)     (0.04)      (0.03)      (0.03)
                          Net gains (losses) - realized and unrealized       0.92          0.32       1.63        0.75        2.40
                          Subtotal: income from investment operations        0.88          0.28       1.59        0.72        2.37
 MINUS:                   Distributions to shareholders
                          Capital gain distributions                           -             -          -           -           -
                          Subtotal: distributions to shareholders              -             -          -           -           -
 EQUALS:                  Share price (NAV) at end of year                   5.58          5.86       7.45        8.17       10.54

------------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                                        1.12          1.06       1.06        1.04        1.02
Gross Expenses(1)                                                              -           1.06       1.06        1.04        1.02
Expenses(2)                                                                  1.12          1.09       1.07        1.05        1.03
Net investment loss - actual                                                (0.78)        (0.63)     (0.65)      (0.36)      (0.33)

------------------------------------------------------------------------------------------------------------------------------------

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                            18.72         5.02(3)   27.13(3)     9.66(3)    29.01(3)
Net assets at end of year (in millions of dollars)                          324.6        306.2      342.2       356.7       446.3
Portfolio turnover rate (%)                                                   145          102         65          45          49
------------------------------------------------------------------------------------------------------------------------------------


ALL FIGURES FOR THE FISCAL YEAR 2003 WERE AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THAT YEAR. THE FIGURES FOR FISCAL YEARS 2004 AND THEREAFTER HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THOSE YEARS. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF THE INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.


                             42 MID CAP GROWTH FUND

Neuberger Berman
PARTNERS FUND                                               Ticker Symbol: NPRTX
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

The Portfolio Manager looks for well-managed companies with strong balance sheets whose stock prices are undervalued. Factors in identifying these firms may include:

o  historical low valuation
o strong fundamentals, such as a company's financial, operational, and competitive positions
o  relatively high operating profit margins and returns.

The Portfolio Manager may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

While the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.


--> MID- AND LARGE-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY PERFORMED MORE LIKE SMALL-CAPS THAN LIKE LARGE-CAPS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER ATTRACTIVE LONG-TERM RETURNS.

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. COMPARED TO MID-CAP COMPANIES, THEY MAY BE LESS RESPONSIVE TO CHANGE, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF MID-CAP COMPANIES, OFTEN WITH LOWER VOLATILITY.


--> FOREIGN STOCKS

THERE ARE MANY PROMISING OPPORTUNITIES FOR INVESTMENT OUTSIDE THE UNITED STATES. FOREIGN MARKETS OFTEN RESPOND TO DIFFERENT FACTORS AND THEREFORE TEND TO FOLLOW CYCLES THAT ARE DIFFERENT FROM EACH OTHER.

FOR THIS REASON, MANY INVESTORS PUT A PORTION OF THEIR PORTFOLIOS IN FOREIGN INVESTMENTS AS A WAY OF GAINING FURTHER DIVERSIFICATION. WHILE FOREIGN STOCK MARKETS CAN BE RISKY, INVESTORS GAIN AN OPPORTUNITY TO ADD POTENTIAL LONG-TERM GROWTH.


                                43 PARTNERS FUND

--> VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.


                                44 PARTNERS FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.


The Fund's value investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one economic sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

The Fund may invest in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments.


Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks and they may also be less liquid.

In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to "time-zone arbitrage". If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in the Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.


                                45 PARTNERS FUND

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.


WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                                46 PARTNERS FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

 1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
-------------------------------------------------------------------------------
29.23    6.28    7.80    0.57    -3.02   -24.82  35.87   19.21   17.99   13.19



BEST QUARTER: Q2 '03, 20.37%

WORST QUARTER: Q3 '02, -21.32%

Year-to-date performance as of 9/30/2007: 8.73%
--------------------------------------------------------------------------------




AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006


--------------------------------------------------------------------------------
                                       1 Year       5 Years      10 Years
-------------------------------------------------------------------------------
PARTNERS FUND

Return Before Taxes                     13.19      10.21      8.91
Return After Taxes on
Distributions                           12.82       9.92      7.34
Return After Taxes on
Distributions and
Sale of Fund Shares                      9.08       8.87      7.01
Russell 1000 Value Index                22.25      10.86     11.00
S&P 500 Index                           15.78       6.19      8.42

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks. The S&P 500 Index is an unmanaged index of U.S. stocks.
--------------------------------------------------------------------------------


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. EQUITY MARKET AND OF THE PORTION OF THE MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.


                                47 PARTNERS FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                    None
-------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                                   0.71
Distribution (12b-1) fees                                           None
Other expenses                                                      0.10
-------------------------------------------------------------------------------
Total annual operating expenses                                     0.81
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                        1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Expenses                 $83      $259       $450       $1,002
--------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.



[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.71% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


PORTFOLIO MANAGER

S. BASU MULLICK is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been a fund manager at Neuberger Berman Management Inc. and has managed the Fund since 1998.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.


                                48 PARTNERS FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                  2003        2004         2005        2006        2007
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                          Share price (NAV) at beginning of year         16.67       19.22        21.41       28.62       28.71
 PLUS:                    Income from investment operations
                          Net investment income                           0.01        0.16         0.21        0.24        0.14
                          Net gains (losses) - realized and unrealized    2.57        2.04         7.17        1.43        3.96
                          Subtotal: income from investment operations     2.58        2.20         7.38        1.67        4.10
 MINUS:                   Distributions to shareholders
                          Income dividends                                0.03        0.01         0.17        0.27        0.20
                          Capital gain distributions                        -           -            -         1.31        0.51
                          Subtotal: distributions to shareholders         0.03        0.01         0.17        1.58        0.71
 EQUALS:                  Share price (NAV) at end of year               19.22       21.41        28.62       28.71       32.10

-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.
Net expenses - actual                                                     0.90        0.87         0.85        0.82        0.80
Gross expenses(1)                                                            -        0.87         0.85        0.82        0.80
Expenses(2)                                                               0.90        0.88         0.86        0.82        0.81
Net investment income - actual                                            0.08        0.76         0.83        0.84        0.44

-----------------------------------------------------------------------------------------------------------------------------------

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                         15.51        11.43(3)     34.59(3)     5.87(3)    14.33(3)
Net assets at end of year (in millions of dollars)                     1,247.2      1,280.8      1,826.9     2,106.7     2,267.6
Portfolio turnover rate (%)                                                 65           67           61          33          47
------------------------------------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.


                                49 PARTNERS FUND

Neuberger Berman
REGENCY FUND                                                Ticker Symbol: NBRVX
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.


To pursue this goal, the Fund invests mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.


The Portfolio Manager looks for undervalued companies with high-quality businesses. Factors in identifying these firms may include:

o  historical low valuation
o  above-average returns on invested capital
o  solid balance sheets.

This approach is designed to let the Fund benefit from potential increases in stock prices while limiting the risks typically associated with stocks. At times, the Portfolio Manager may emphasize certain sectors that he believes will benefit from market or economic trends.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

While the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.


--> MID-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.


--> FOREIGN STOCKS

THERE ARE MANY PROMISING OPPORTUNITIES FOR INVESTMENT OUTSIDE THE UNITED STATES. FOREIGN MARKETS OFTEN RESPOND TO DIFFERENT FACTORS AND THEREFORE TEND TO FOLLOW CYCLES THAT ARE DIFFERENT FROM EACH OTHER.

FOR THIS REASON, MANY INVESTORS PUT A PORTION OF THEIR PORTFOLIOS IN FOREIGN INVESTMENTS AS A WAY OF GAINING FURTHER DIVERSIFICATION. WHILE FOREIGN STOCK MARKETS CAN BE RISKY, INVESTORS GAIN AN OPPORTUNITY TO ADD POTENTIAL LONG-TERM GROWTH.


--> VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS


                                50 REGENCY FUND

UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.


                                51 REGENCY FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


By focusing on mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o  fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.


The Fund's value investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one economic sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

The Fund may invest in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments.


Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks and they may also be less liquid.

In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to "time-zone arbitrage". If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in the Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.


                                52 REGENCY FUND

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.


WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                                53 REGENCY FUND

[GRAPHIC OMITTED]

PERFORMANCE


The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

 1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
-------------------------------------------------------------------------------
                         31.24   -2.34   -11.69  35.88   22.34   12.42   11.55




BEST QUARTER: Q4 '03, 14.83%

WORST QUARTER: Q3 '02, -15.37%

Year-to-date performance as of 9/30/2007: 6.36%
--------------------------------------------------------------------------------





AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006


--------------------------------------------------------------------------------
                                                              Since
                                                            Inception
                                        1 Year    5 Years   (6/1/1999)
--------------------------------------------------------------------------------
REGENCY FUND

Return Before Taxes                     11.55      12.98     13.32
Return After Taxes on
Distributions                           11.38      12.41     12.04
Return After Taxes on
Distributions and
Sale of Fund Shares                      7.75      11.28     11.14
Russell Midcap Value
Index                                   20.22      15.88     12.16
Russell Midcap Index                    15.26      12.88     10.10

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell Midcap Value Index is an unmanaged index of U.S. mid-cap value stocks. The Russell Midcap Index is an unmanaged index of U.S. mid-cap stocks.
--------------------------------------------------------------------------------


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE U.S. MID-CAP EQUITY MARKET AND OF THE PORTION OF THAT MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.


                                54 REGENCY FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.



FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                    None
-------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                                   0.81
Distribution (12b-1) fees                                           None
Other expenses                                                      0.29
-------------------------------------------------------------------------------
Total annual operating expenses                                     1.10
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                        1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Expenses                 $112      $350       $606       $1,340
--------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.81% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.



PORTFOLIO MANAGER

S. BASU MULLICK is a Vice President of Neuberger Berman Management Inc., and a Managing Director of Neuberger Berman, LLC. He has managed the Fund since 2005 and has been a fund manager at Neuberger Berman Management Inc. since 1998. He previously co-managed the Fund from its inception in 1999 to 2000.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.


                                55 REGENCY FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS



Year Ended August 31,                                                       2003       2004       2005       2006       2007
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                         Share price (NAV) at beginning of year             10.58      12.14      14.44      17.37      16.52
PLUS:                    Income from investment operations
                         Net investment income (loss)                       (0.03)     (0.03)      0.01       0.13       0.13
                         Net gains (losses) - realized and unrealized        1.59       2.33       4.08       0.39       2.19
                         Subtotal: income from investment operations         1.56       2.30       4.09       0.52       2.32
MINUS:                   Distributions to shareholders
                         Income dividends                                      -          -          -        0.06       0.10
                         Capital gain distributions                            -          -        1.16       1.31       0.09
                         Subtotal: distributions to shareholders               -          -        1.16       1.37       0.19
EQUALS:                  Share price (NAV) at end of year                   12.14      14.44      17.37      16.52      18.65

-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                                        1.50       1.49       1.20       1.11       1.08
Gross expenses(1)                                                            1.57       1.42       1.18       1.12       1.08
Expenses(2)                                                                  1.50       1.50       1.21       1.12       1.09
Net investment income (loss) - actual                                       (0.30)     (0.22)      0.09       0.75       0.72

-----------------------------------------------------------------------------------------------------------------------------------

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)                                                         14.74      18.95      29.26       2.94      14.10
Net assets at end of year (in millions of dollars)                           20.1       33.5      107.9      111.1       99.9
Portfolio turnover rate (%)                                                    73         62         91         52         80
------------------------------------------------------------------------------------------------------------------------------------


ALL FIGURES FOR THE FISCAL YEAR 2003 WERE AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THAT YEAR. THE FIGURES FOR FISCAL YEARS 2004 AND THEREAFTER HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT/REPAYMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER/HIGHER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED/RECOUPED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.


                                56 REGENCY FUND

Neuberger Berman
SMALL CAP GROWTH FUND                                       Ticker Symbol: NBMIX
(Formerly Neuberger Berman Millennium Fund)
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell 2000 Index at the time of purchase. The Fund may continue to hold or add to a position in a stock after the issuer has grown beyond the capitalization range of the Russell 2000 Index. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitive analysis, he looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as:

o  financial condition (such as debt to equity ratio)
o  market share and competitive leadership of the company's products
o  earnings growth relative to competitors
o market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in small-capitalization companies without providing shareholders at least 60 days' advance notice.


--> SMALL-CAP STOCKS

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE LAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.


--> GROWTH INVESTING

FOR GROWTH INVESTORS, THE AIM IS TO INVEST IN COMPANIES THAT ARE ALREADY SUCCESSFUL BUT COULD BE EVEN MORE SO. OFTEN, THESE STOCKS ARE IN EMERGING OR RAPIDLY GROWING INDUSTRIES. ACCORDINGLY, THE FUND AT TIMES MAY INVEST A GREATER PORTION OF ITS ASSETS IN PARTICULAR INDUSTRIES OR SECTORS THAN OTHER FUNDS DO.

WHILE MOST GROWTH STOCKS ARE KNOWN TO INVESTORS, THEY MAY NOT YET HAVE REACHED THEIR FULL POTENTIAL. THE GROWTH INVESTOR LOOKS FOR INDICATIONS OF CONTINUED SUCCESS.


                            57 SMALL CAP GROWTH FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


The stocks of smaller companies in which the Fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

o  may have a shorter history of operations than larger companies
o  may not have as great an ability to raise additional capital
o may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

To the extent the Portfolio Manager commits a portion of the Fund's assets to mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o  fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.


                            58 SMALL CAP GROWTH FUND

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                            59 SMALL CAP GROWTH FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

 1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
-------------------------------------------------------------------------------
                 130.49  -28.68  -14.47  -44.46  33.26   16.20   15.22    7.98




BEST QUARTER: Q4 '99, 72.95%

WORST QUARTER: Q3 '01, -27.89%

Year-to-date performance as of 9/30/2007: 23.56%
--------------------------------------------------------------------------------





AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006


--------------------------------------------------------------------------------
                                                                 Since
                                                               Inception
                                 1 Year       5 Years         (10/20/1998)
-------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
Return Before Taxes             7.98         1.36                10.59
Return After Taxes on
Distributions                   7.98         1.36                 9.13
Return After Taxes on
Distributions and
Sale of Fund Shares             5.19         1.16                 8.54
Russell 2000 Growth
Index                          13.35         6.93                 7.42
Russell 2000 Index             18.37        11.39                11.70

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell 2000 Growth Index is an unmanaged index of U.S. small-cap growth stocks. The Russell 2000 Index is an unmanaged index of U.S. small- cap stocks.
--------------------------------------------------------------------------------


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN THE FUND AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. SMALL-CAP EQUITY MARKET AND OF THE PORTION OF THAT MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.


                            60 SMALL CAP GROWTH FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.



FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                None

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                              1.11
Distribution (12b-1) fees                                      None
Other expenses                                                 0.68
--------------------------------------------------------------------------------
Total annual operating expenses                                1.79
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                   0.48
--------------------------------------------------------------------------------
Net expenses***                                                1.31
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.




--------------------------------------------------------------------------------
                        1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
 Expenses               $133      $415       $718       $1,579
--------------------------------------------------------------------------------



*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES'" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION
      FEES.


*** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE INVESTOR CLASS OF THE FUND THROUGH 8/31/2018, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THAT CLASS ARE LIMITED TO 1.30% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE INVESTOR CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 1.30% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.



[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 1.11% of average net assets before reimbursements.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


                            61 SMALL CAP GROWTH FUND

PORTFOLIO MANAGER

DAVID H. BURSHTAN, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has managed two equity mutual funds and other equity portfolios for another investment manager from 1999-2002. Prior to 1999, he managed small-cap portfolios for another manager. Mr. Burshtan has managed the Fund since January 2003.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.


                            62 SMALL CAP GROWTH FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                       2003      2004       2005       2006       2007
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                          Share price (NAV) at beginning of year             9.36     10.88      10.71      14.19      15.01
 PLUS:                    Income from investment operations
                          Net investment loss                               (0.10)    (0.14)     (0.19)     (0.19)     (0.18)
                          Net gains (losses) - realized and unrealized       1.62     (0.03)      3.67       1.01       4.32
                          Subtotal: income from investment operations        1.52     (0.17)      3.48       0.82       4.14
 EQUALS:                  Share price (NAV) at end of year                  10.88     10.71      14.19      15.01      19.15

-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                                       1.75       1.71       1.71       1.57       1.27
Gross expenses(1)                                                           1.83       1.77       1.90       1.86       1.76
Expenses(2)                                                                 1.75       1.75       1.75       1.60       1.30
Net investment loss - actual                                               (1.09)     (1.20)     (1.47)     (1.21)     (1.01)

-----------------------------------------------------------------------------------------------------------------------------------

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)                                                        16.24     (1.56)      32.49       5.78      27.58
Net assets at end of year (in millions of dollars)                          59.1      43.3        45.0       46.9       58.1
Portfolio turnover rate (%)                                                  241       146         204        142        153
------------------------------------------------------------------------------------------------------------------------------------


ALL FIGURES FOR THE FISCAL YEAR 2003 WERE AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THAT YEAR. THE FIGURES FOR FISCAL YEARS 2004 AND THEREAFTER HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THOSE YEARS. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).


(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.


(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.


(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.



                            63 SMALL CAP GROWTH FUND

Neuberger Berman
SOCIALLY RESPONSIVE FUND                                   Ticker Symbol: NBSRX
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN SECURITIES OF COMPANIES THAT MEET THE FUND'S FINANCIAL CRITERIA AND SOCIAL POLICY.

To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection. They seek to identify stocks in well-positioned businesses that they believe are undervalued in the market. They look for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors. Among companies that meet these criteria, the Portfolio Managers look for those that show leadership in three areas:

o  environmental concerns
o  diversity in the work force
o  progressive employment and workplace practices, and community relations.

The Portfolio Managers typically also look at a company's record in public health and the nature of its products. The Portfolio Managers judge firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the Fund endeavors to avoid companies that derive revenue from gambling or the production of alcohol, tobacco, weapons, or nuclear power. The Fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. While the Fund does not intend to change its strategy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities selected in accordance with its social policy, it may do so if it provides shareholders at least 60 days' advance notice.


--> MID- AND LARGE-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY PERFORMED MORE LIKE SMALL-CAPS THAN LIKE LARGE-CAPS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER ATTRACTIVE LONG-TERM RETURNS.

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. COMPARED TO MID-CAP COMPANIES, THEY MAY BE LESS RESPONSIVE TO CHANGE, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF MID-CAP COMPANIES, OFTEN WITH LOWER VOLATILITY.


--> SOCIAL INVESTING

FUNDS THAT FOLLOW SOCIAL POLICIES SEEK SOMETHING IN ADDITION TO ECONOMIC SUCCESS. THEY ARE DESIGNED TO ALLOW INVESTORS TO PUT THEIR MONEY TO WORK AND ALSO SUPPORT COMPANIES THAT FOLLOW PRINCIPLES OF GOOD CORPORATE CITIZENSHIP.


                          64 SOCIALLY RESPONSIVE FUND

--> VALUATION SENSITIVE INVESTING

IN ADDITION TO TRADITIONAL VALUE INVESTING - I.E., LOOKING FOR VALUE AMONG COMPANIES WHOSE STOCK PRICES ARE BELOW THEIR HISTORICAL AVERAGE, BASED ON EARNINGS, CASH FLOW, OR OTHER FINANCIAL MEASURES - WE MAY ALSO BUY A COMPANY'S SHARES IF THEY LOOK MORE FULLY PRICED BASED ON WALL STREET CONSENSUS ESTIMATES OF EARNINGS, BUT STILL INEXPENSIVE RELATIVE TO OUR ESTIMATES. WE LOOK FOR THESE COMPANIES TO RISE IN PRICE AS THEY OUTPERFORM WALL STREET'S EXPECTATIONS, BECAUSE SOME ASPECTS OF THE BUSINESS HAVE NOT BEEN FULLY APPRECIATED OR APPROPRIATELY PRICED BY OTHER INVESTORS.


                          65 SOCIALLY RESPONSIVE FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


The Fund's social policy could cause it to underperform similar funds that do not have a social policy. Among the reasons for this are:

o undervalued stocks that do not meet the social criteria could outperform those that do
o economic or political changes could make certain companies less attractive for investment
o the social policy could cause the Fund to sell or avoid stocks that subsequently perform well.

To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a valuation sensitive approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                          66 SOCIALLY RESPONSIVE FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

 1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
-------------------------------------------------------------------------------
24.41    15.01    7.04   -0.44   -2.57   -14.45  34.48   13.57    7.58   14.44




BEST QUARTER: Q4 '98, 20.98%

WORST QUARTER: Q3 '02, -17.08%

Year-to-date performance as of 9/30/2007: 9.68%
--------------------------------------------------------------------------------




 AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006


--------------------------------------------------------------------------------
                                       1 Year       5 Years      10 Years
-------------------------------------------------------------------------------
SOCIALLY RESPONSIVE FUND
Return Before Taxes                     14.44       9.97        9.10
Return After Taxes on
Distributions                           14.26       9.51        8.36
Return After Taxes on
Distributions and
Sale of Fund Shares                      9.64       8.56        7.74
S&P 500 Index                           15.78       6.19        8.42

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The S&P 500 Index is an unmanaged index of U.S. stocks.
--------------------------------------------------------------------------------


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.


                          67 SOCIALLY RESPONSIVE FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                    None
-------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                                   0.78
Distribution (12b-1) fees                                           None
Other expenses                                                      0.13
-------------------------------------------------------------------------------
Total annual operating expenses                                     0.91
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                        1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Expenses                 $93       $290       $504       $1,120
--------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.




[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.78% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


                          68 SOCIALLY RESPONSIVE FUND

PORTFOLIO MANAGERS

ARTHUR MORETTI is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He joined each firm and has co-managed the Fund since 2001. He was a portfolio manager and fund analyst at two other firms since 1991.

INGRID S. DYOTT is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. She has been co-manager of the Fund since December 2003 and before that was an Associate Manager of the Fund since 1997.

SAJJAD S. LADIWALA is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been an Associate Manager of the Fund since December 2003. He held various positions as a financial analyst at two other firms since 1994.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of Fund shares.


                          69 SOCIALLY RESPONSIVE FUND

FINANCIAL HIGHLIGHTS
[GRAPHIC OMITTED]





------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                       2003       2004       2005       2006       2007
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                         Share price (NAV) at beginning of year             15.39      18.55      19.48      22.91      23.88
PLUS:                    Income from investment operations
                         Net investment income                               0.02       0.04       0.18       0.09       0.18
                         Net gains (losses) - realized and unrealized        3.17       1.81       3.79       1.73       3.42
                         Subtotal: income from investment operations         3.19       1.85       3.97       1.82       3.60
MINUS:                   Distributions to shareholders
                         Income dividends                                    0.03       0.05       0.03       0.14       0.04
                         Capital gain distributions                            -        0.87       0.51       0.71       0.24
                         Subtotal: distributions to shareholders             0.03       0.92       0.54       0.85       0.28
EQUALS:                  Share price (NAV) at end of year                   18.55      19.48      22.91      23.88      27.20

-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses - actual                                                        1.07       1.06       1.01       0.95       0.90
Expenses(1)                                                                  1.08       1.07       1.02       0.95       0.91
Net investment income - actual                                               0.14       0.19       0.83       0.39       0.66

-----------------------------------------------------------------------------------------------------------------------------------

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                            20.79      10.06      20.57       8.08      15.15
Net assets at end of year (in millions of dollars)                          132.8      215.6      330.0      487.5      786.2
Portfolio turnover rate (%)                                                    62         35         21         23         16
------------------------------------------------------------------------------------------------------------------------------------


ALL FIGURES FOR THE FISCAL YEAR 2003 WERE AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THAT YEAR. THE FIGURES FOR FISCAL YEARS 2004 AND THEREAFTER HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THOSE YEARS. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.


                          70 SOCIALLY RESPONSIVE FUND

Neuberger Berman
YOUR INVESTMENT
--------------------------------------------------------------------------------

o   SHARE PRICES

Because Investor Class shares of these Funds do not have a sales charge, the price you pay for each share of a Fund is the Fund's net asset value per share. Unless a redemption fee is applied, the Funds pay you the full share price when you sell shares.


Of the Funds in this prospectus, only International Fund imposes a redemption fee on sales or exchanges of Fund shares held 60 days or less. If you own shares of this Fund, see "Redemption Fee" for more information on when a redemption fee would be charged to your account.

If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.


The Funds are open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. A Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

Each Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund's share price could change on days when you are unable to buy or sell shares.


Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.


--> SHARE PRICE CALCULATIONS


THE PRICE OF AN INVESTOR CLASS SHARE OF A FUND IS THE TOTAL VALUE OF THAT FUND'S ASSETS ATTRIBUTABLE TO ITS INVESTOR CLASS SHARES MINUS ITS LIABILITIES ATTRIBUTABLE TO THOSE SHARES, DIVIDED BY THE TOTAL NUMBER OF INVESTOR CLASS SHARES OUTSTANDING. BECAUSE THE VALUE OF A FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.


WHEN VALUING PORTFOLIO SECURITIES, THE FUNDS USE MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.


WHEN A FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT IT WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND MAY SUBSTITUTE FOR THE MARKET PRICE A FAIR-VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY THE BOARD OF TRUSTEES. A FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.


FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO A FUND'S NET ASSET VALUE CALCULATION. A FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY


                               71 YOUR INVESTMENT

INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT A FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE BOARD OF TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.



o   PRIVILEGES AND SERVICES

If you purchase Investor Class shares directly from Neuberger Berman Management Inc., you have access to the services listed below. If you purchase shares through an investment provider, consult that provider for information about investment services.


SYSTEMATIC INVESTMENTS -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.


SYSTEMATIC WITHDRAWALS -- This plan lets you arrange withdrawals of at least $100 from a fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.


ELECTRONIC BANK TRANSFERS -- When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

INTERNET ACCESS -- At www.nb.com, you can make transactions, check your account, and access a wealth of information.

FUNDFONE(R) -- Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.


--> DOLLAR-COST AVERAGING

SYSTEMATIC INVESTING ALLOWS YOU TO TAKE ADVANTAGE OF THE PRINCIPLE OF DOLLAR-COST AVERAGING. WHEN YOU MAKE REGULAR INVESTMENTS OF A GIVEN AMOUNT -- SAY, $100 A MONTH -- YOU WILL END UP INVESTING AT DIFFERENT SHARE PRICES OVER TIME. WHEN THE SHARE PRICE IS HIGH, YOUR $100 BUYS FEWER SHARES; WHEN THE SHARE PRICE IS LOW, YOUR $100 BUYS MORE SHARES. OVER TIME, THIS CAN HELP LOWER THE AVERAGE PRICE YOU PAY PER SHARE.

DOLLAR-COST AVERAGING CANNOT GUARANTEE YOU A PROFIT OR PROTECT YOU FROM LOSSES IN A DECLINING MARKET. BUT IT CAN BE BENEFICIAL OVER THE LONG TERM.



o   DISTRIBUTIONS AND TAXES

DISTRIBUTIONS -- Each Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Funds make any distributions once a year (in December).


                               72 YOUR INVESTMENT

Unless you designate otherwise, your income and capital gain distributions from a Fund will be reinvested in additional Investor Class shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Investor Class shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in Investor Class shares of a Fund or paid in cash.


HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.


Fund distributions to individual retirement accounts, Roth IRAs and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.


Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.


Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss ("dividends") are generally taxed as ordinary income. However, a Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, financing, and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

Distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum tax rate for individual shareholders. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund or whether you reinvested your distributions.

HOW SHARE TRANSACTIONS ARE TAXED -- When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.



--> TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES, AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE


                               73 YOUR INVESTMENT

DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. THIS MAY BE SEPARATE FROM THE STATEMENT THAT COVERS YOUR SHARE TRANSACTIONS.


MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.


--> BACKUP WITHHOLDING

A FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM EACH FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE INTERNAL REVENUE SERVICE ("IRS") TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.

IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF A SOCIAL SECURITY NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (FROM YOU OR FROM YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE IRS FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-877-9700.

YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO YOUR INVESTMENT PROVIDER, IF ANY, AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.


--> BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY A FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF THE DISTRIBUTING CLASS OF THE FUND OR PAID TO SHAREHOLDERS IN CASH.


BECAUSE OF THIS, IF YOU BUY SHARES JUST BEFORE A FUND MAKES A DISTRIBUTION, YOU WILL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.


GENERALLY, IF YOU ARE INVESTING IN A FUND THROUGH A TAX-ADVANTAGED RETIREMENT PLAN OR ACCOUNT, THERE ARE NO TAX CONSEQUENCES TO YOU FROM DISTRIBUTIONS.



o   MAINTAINING YOUR ACCOUNT

WHEN YOU BUY SHARES -- Instructions for buying shares from Neuberger Berman Management Inc. are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in one of the Funds or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.



                               74 YOUR INVESTMENT

When you purchase shares, you will receive the next share price to be calculated after your order has been accepted. Purchase orders are deemed "accepted" when the Funds' transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed "accepted" on the date you preselected on your SIP application for the systematic investments to occur.

WHEN YOU SELL SHARES -- If you bought your shares from Neuberger Berman Management Inc., instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been accepted. Redemption orders are deemed "accepted" when the Fund's transfer agent has received your order to sell.


If you sell or exchange shares of International Fund within 60 days or less of purchase, you may be charged a redemption fee (see "Redemption Fee").


In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see "Medallion Signature Guarantees").

When selling shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of a Fund's shareholders as a whole.

UNCASHED CHECKS -- We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

STATEMENTS AND CONFIRMATIONS -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

WHEN YOU EXCHANGE SHARES -- You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

o  both accounts must have the same registration
o you will need to observe the minimum investment and minimum account balance requirements for the Fund accounts involved

o because an exchange is a sale for tax purposes, consider any tax consequences before placing your order.



                               75 YOUR INVESTMENT

The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders. If you sell or exchange shares of International Fund within 60 days or less of purchase, you may be charged a redemption fee (see "Redemption Fee").

In addition, investors who are shareholders of Investor Class shares prior to the sale of Neuberger Berman's first load fund and who have continuously maintained an account in Investor Class shares since that date, may exchange into Class A shares of a fund in the fund family without paying any applicable sales charges.


PLACING ORDERS BY TELEPHONE -- Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

o  in unusual circumstances where the law allows additional time if needed
o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares. If you have share certificates from prior purchases, the only way to redeem them is by sending in the certificates. If you lose a certificate, you will incur a fee before any transaction can be processed.

OTHER POLICIES -- Under certain circumstances, the Funds reserve the right to:

o  suspend the offering of shares
o  reject any exchange or purchase order
o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
o  change, suspend, or revoke the exchange privilege
o  suspend the telephone order privilege

o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders

o suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission ("SEC")


                               76 YOUR INVESTMENT

o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

o remain open and process orders to purchase or sell Fund shares when the Exchange is closed.




-->  MEDALLION SIGNATURE GUARANTEES


YOU MAY NEED A MEDALLION SIGNATURE GUARANTEE WHEN YOU SELL SHARES OF A FUND.


A MEDALLION SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS
AUTHENTIC.


MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.


MEDALLION SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR TO THE INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A MEDALLION SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.


A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A MEDALLION SIGNATURE
GUARANTEE.


--> INVESTMENT PROVIDERS

THE INVESTOR CLASS SHARES AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUNDS AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL SHARES OF ANY OF THE FUNDS DESCRIBED IN THIS PROSPECTUS.


MOST INVESTMENT PROVIDERS ALLOW YOU TO TAKE ADVANTAGE OF THE FUND EXCHANGE PROGRAM, WHICH IS DESIGNED FOR MOVING AN INVESTMENT FROM ONE FUND TO A COMPARABLE CLASS OF ANOTHER FUND IN THE FUND FAMILY THROUGH AN EXCHANGE OF SHARES (SEE "WHEN YOU EXCHANGE SHARES"). IN EXCHANGE FOR THE SERVICES IT OFFERS, YOUR INVESTMENT PROVIDER MAY CHARGE FEES, WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS.



--> ADDITIONAL PAYMENTS TO INVESTMENT PROVIDERS


NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES WILL PAY ADDITIONAL COMPENSATION, OUT OF THEIR OWN RESOURCES AND NOT AS AN EXPENSE OF THE FUNDS, TO CERTAIN INVESTMENT PROVIDERS OR OTHER FINANCIAL INTERMEDIARIES, INCLUDING AFFILIATES, IN CONNECTION WITH THE SALE, DISTRIBUTION, RETENTION AND/OR SERVICING OF FUND SHARES. IF YOUR INVESTMENT PROVIDER RECEIVES SUCH PAYMENTS, THESE PAYMENTS MAY CREATE AN INCENTIVE FOR YOUR INVESTMENT PROVIDER OR ITS EMPLOYEES TO RECOMMEND OR SELL SHARES OF THE FUNDS TO YOU. IF YOU HAVE PURCHASED SHARES OF A FUND THROUGH AN INVESTMENT PROVIDER, PLEASE SPEAK WITH YOUR INVESTMENT PROVIDER TO LEARN MORE ABOUT ANY PAYMENTS IT RECEIVES FROM NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES, AS WELL AS FEES AND/OR COMMISSIONS THE INVESTMENT PROVIDER CHARGES. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR INVESTMENT PROVIDER AT THE TIME OF PURCHASE. ANY SUCH PAYMENTS WILL NOT CHANGE THE NET ASSET VALUE OR THE PRICE OF EACH FUND'S SHARES. FOR MORE INFORMATION, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.



                               77 YOUR INVESTMENT

--> INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.


                               78 YOUR INVESTMENT

BUYING SHARES


------------------------------------------------------------------------------------------------------------------------------------
 Method                   Things to know                                      Instructions
------------------------------------------------------------------------------------------------------------------------------------
 SENDING US A CHECK       Your first investment must be at least $1,000       Fill out the application and enclose your
                                                                              check
                          Additional investments can be as little as $100
                                                                              If regular first-class mail, send to:
                          We cannot accept cash, money orders, starter          NEUBERGER BERMAN FUNDS
                          checks, cashier's checks, travelers checks, or        BOSTON SERVICE CENTER
                          other cash equivalents                                P.O. BOX 8403
                                                                                BOSTON, MA 02266-8403
                          You will be responsible for any losses or fees
                          resulting from a bad check; if necessary, we may    If express delivery, registered mail, or
                          sell other shares belonging to you in order to      certified mail, send to:
                          cover these losses                                    NEUBERGER BERMAN FUNDS
                                                                                C/O STATE STREET BANK AND TRUST COMPANY
                          All checks must be made out to "Neuberger             30 DAN ROAD
                          Berman Funds"; we cannot accept checks made           CANTON, MA 02021
                          out to you or other parties and signed over to us

------------------------------------------------------------------------------------------------------------------------------------

 WIRING MONEY             All wires must be for at least $1,000               Before wiring any money, call 800-877-9700
                                                                              for an order confirmation

                                                                              Have your financial institution send your wire
                                                                              to State Street Bank and Trust Company

                                                                              Include your name, the Fund name, your
                                                                              account number and other information as
                                                                              requested

------------------------------------------------------------------------------------------------------------------------------------

 EXCHANGING FROM ANOTHER  All exchanges must be for at least $1,000           Call 800-877-9700 to place your order
 FUND
                          Both accounts involved must be registered in the    To place an order using FUNDFONE(R), call 800-
                          same name, address and tax ID number                335-9366 or through www.nb.com

                          An exchange order cannot be cancelled or changed once it has been placed

------------------------------------------------------------------------------------------------------------------------------------
 BY TELEPHONE             We do not accept phone orders for a first           Call 800-877-9700 to notify us of your
                          investment                                          purchase

                          Additional investments must be for at least         Immediately follow up with a wire or
                          $1,000                                              electronic transfer

                          Additional shares will be purchased when your       To add shares to an existing account using
                          order is accepted                                   FUNDFONE(R), call 800-335-9366 or you can
                                                                              use www.nb.com
                          Not available on retirement accounts

------------------------------------------------------------------------------------------------------------------------------------
 SETTING UP SYSTEMATIC    All investments must be at least $100               Call 800-877-9700 for instructions
 INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------


                                  79 YOUR INVESTMENT

SELLING SHARES



------------------------------------------------------------------------------------------------------------------------------------
 Method                   Things to know                                       Instructions
------------------------------------------------------------------------------------------------------------------------------------
 SENDING US A LETTER      Unless you instruct us otherwise, we will mail       Send us a letter requesting us to sell shares
                          your proceeds by check to the address of record,     signed by all registered owners; include your
                          payable to the registered owner(s)                   name, account number, the Fund name, the
                                                                               dollar amount or number of shares you want
                          If you have designated a bank account on your        to sell, and any other instructions
                          application, you can request that we wire the
                          proceeds to this account; if the total balance of    If regular first-class mail, send to:
                          all of your Neuberger Berman fund accounts is        NEUBERGER BERMAN FUNDS
                          less than $200,000, you will be charged an $8.00     BOSTON SERVICE CENTER
                          wire fee                                             P.O. BOX 8403
                                                                               BOSTON, MA 02266-8403
                          You can also request that we send the proceeds
                          to your designated bank account by electronic        If express delivery, registered mail, or
                          transfer (ACH) without a fee                         certified mail, send to:
                                                                               NEUBERGER BERMAN FUNDS
                          You may need a Medallion signature guarantee         C/O STATE STREET BANK AND TRUST COMPANY
                                                                               30 Dan Road
                          Please also supply us with your e-mail address       CANTON, MA 02021
                          and daytime telephone number when you write to
                          us in the event we need to reach you

------------------------------------------------------------------------------------------------------------------------------------

 SENDING US A FAX         For amounts of up to $50,000                         Write a request to sell shares as described
                                                                               above
                          Not available if you have changed the address on
                          the account in the past 15 days                      Call 800-877-9700 to obtain the appropriate
                                                                               fax number

------------------------------------------------------------------------------------------------------------------------------------

 CALLING IN YOUR ORDER    All phone orders to sell shares must be for at       Call 800-877-9700 to place your order
                          least $1,000 unless you are closing out an
                          account                                              Give your name, account number, the Fund
                                                                               name, the dollar amount or number of shares
                          Not available if you have declined the phone         you want to sell, and any other instructions
                          option or are selling shares in certain retirement
                          accounts (The only exception is for those            To place an order using FUNDFONE(R), call 800-
                          retirement shareholders who are at least 59 1/2 or   335-9366 or visit www.nb.com
                          older and have their birthdates on file)

                          Not available if you have changed the address on the account in the past 15 days

------------------------------------------------------------------------------------------------------------------------------------

 EXCHANGING INTO ANOTHER  All exchanges must be for at least $1,000            Call 800-877-9700 to place your order
 FUND
                          Both accounts must be registered in the same         To place an order using FUNDFONE(R), call 800-
                          name, address and tax ID number                      335-9366 or visit www.nb.com

                          An exchange order cannot be cancelled or changed once it has been placed

------------------------------------------------------------------------------------------------------------------------------------

 SETTING UP SYSTEMATIC    For accounts with at least $5,000 worth of shares    Call 800-877-9700 for instructions
 WITHDRAWALS              in them

                          Withdrawals must be at least $100

------------------------------------------------------------------------------------------------------------------------------------

 REDEMPTION FEE           International Fund charges a 2.00% redemption        See section entitled "Redemption Fee" or call
                          fee on shares redeemed or exchanged for shares       800-877-9700 for more information
                          of another fund within 60 days or less of
                          purchase
------------------------------------------------------------------------------------------------------------------------------------



                                  80 YOUR INVESTMENT

--> RETIREMENT ACCOUNTS AND PLANS



WE OFFER INVESTORS A NUMBER OF TAX-ADVANTAGED ACCOUNTS AND PLANS FOR RETIREMENT
SAVING:


TRADITIONAL IRAS ALLOW MONEY TO GROW TAX-DEFERRED UNTIL YOU TAKE IT OUT, USUALLY AT OR AFTER RETIREMENT. CONTRIBUTIONS ARE DEDUCTIBLE FOR SOME INVESTORS, BUT EVEN WHEN THEY ARE NOT, AN IRA CAN BE BENEFICIAL.

ROTH IRAS OFFER TAX-FREE GROWTH LIKE A TRADITIONAL IRA, BUT INSTEAD OF TAX-DEDUCTIBLE CONTRIBUTIONS, THE WITHDRAWALS ARE TAX-FREE FOR INVESTORS WHO MEET CERTAIN REQUIREMENTS.


ALSO AVAILABLE: SEP-IRA, SIMPLE, KEOGH, AND OTHER TYPES OF PLANS. COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS), THOUGH NOT FOR RETIREMENT SAVINGS, ALSO ARE AVAILABLE. CONSULT YOUR TAX PROFESSIONAL TO FIND OUT WHICH TYPES OF ACCOUNTS OR PLANS MAY BE BENEFICIAL FOR YOU, THEN CALL 800-877-9700 FOR INFORMATION ON ANY NEUBERGER BERMAN RETIREMENT ACCOUNT OR PLAN.



--> INTERNET CONNECTION

INVESTORS WITH INTERNET ACCESS CAN ENJOY MANY VALUABLE AND TIME-SAVING FEATURES BY VISITING US AT WWW.NB.COM.

THE SITE OFFERS MORE COMPLETE INFORMATION ON OUR FUNDS, INCLUDING CURRENT PERFORMANCE DATA, PORTFOLIO MANAGER INTERVIEWS, TAX INFORMATION PLUS EDUCATIONAL ARTICLES, NEWS AND ANALYSIS. YOU CAN TAILOR THE SITE SO IT SERVES UP INFORMATION THAT IS MOST RELEVANT TO YOU.


AS A FUND SHAREHOLDER, YOU CAN USE THE WEB SITE TO ACCESS ACCOUNT INFORMATION AND EVEN MAKE SECURE TRANSACTIONS -- 24 HOURS A DAY. YOU CAN ALSO RECEIVE FUND DOCUMENTS SUCH AS PROSPECTUSES AND FINANCIAL REPORTS AS WELL AS YOUR STATEMENTS ELECTRONICALLY VIA NB DELIVERE(R). IF YOU WANT FURTHER INFORMATION, PLEASE CALL 800-877-9700.




o   REDEMPTION FEE

If you sell your shares of International Fund or exchange them for shares of another fund within 60 days of your purchase, you will be charged a fee of 2.00% on the current net asset value of the shares sold or exchanged. The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs.

The Fund uses a "first-in, first-out" method to determine how long you have held your Fund shares. This means that if you bought shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

We may not impose the redemption fee on a redemption or an exchange of:

o shares acquired by reinvestment of dividends or other distributions of the Fund;
o  shares held in an account of certain retirement plans;
o shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading; or
o  shares held in certain rebalancing and asset allocation programs.

You should contact your investment provider to determine whether it imposes a redemption fee or otherwise has a policy in place to deter short-term trading. From time to time, as circumstances change, we may modify or eliminate certain exemption categories.


                               81 YOUR INVESTMENT

o   MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions of Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.


To further discourage excessive trading, if a shareholder sells shares of International Fund or exchanges them for shares of another fund within 60 days of purchase, the shareholder will be charged a fee of 2.00% on the current net asset value of the shares sold or exchanged. The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs, and is imposed uniformly on all applicable shareholders, with only a few exceptions. The Fund may not impose the fee on a redemption or exchange of: shares acquired by reinvestment of dividends or other distributions of the Fund; shares held in an account of certain retirement plans; shares purchased through other investment providers, if that provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading; or shares held in certain rebalancing and asset allocation programs.

Neuberger Berman Management Inc. applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.


                               82 YOUR INVESTMENT

o   PORTFOLIO HOLDINGS POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.


The complete portfolio holdings for each Fund (except Fasciano, Genesis, and Small Cap Growth Funds) are available at https://www.nb.com/nb/mutual_funds_prospectuses 15-30 days after each month-end; the complete portfolio holdings of Fasciano, Genesis and Small Cap Growth Funds are available 15-30 days after the end of each calendar quarter.

Each Fund's complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted (holdings for Fasciano, Genesis and Small Cap Growth Funds will be available for only 15-30 days.) Complete holdings for the Funds will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.



o   FUND STRUCTURE

Each Fund uses a "multiple class" structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Investor Class shares of the Funds.


                               83 YOUR INVESTMENT

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
NEUBERGER BERMAN EQUITY FUNDS
INVESTOR CLASS SHARES

No load or sales charges


If you would like further details on these Funds you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- The shareholder reports offer information about each Fund's recent performance, including:


o a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund's performance during the last fiscal year

o   Fund performance data and financial statements
o   portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on these Funds, including:

o   various types of securities and practices, and their risks
o   investment limitations and additional policies
o   information about each Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC


--> OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:


NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Web site: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, 100 F STREET, N.E., WASHINGTON, DC 20549-9303. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-551-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.


[GRAPHIC OMITTED]

      A0088 12/07 DST 49396 SEC file number: 811-582






--------------------------
   NEUBERGER | BERMAN
--------------------------
A LEHMAN BROTHERS COMPANY


Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180

SHAREHOLDER SERVICES
800.877.9700

INSTITUTIONAL SERVICES
800.366.6264


www.nb.com

-------------------------
   NEUBERBER | BERMAN
-------------------------
A Lehman Brothers Company


PROSPECTUS - DECEMBER 17, 2007


Neuberger Berman
EQUITY FUNDS

INSTITUTIONAL CLASS SHARES

Fasciano Fund

Focus Fund

Guardian Fund

Small Cap Growth Fund


These securities, like the securities of
all mutual funds, have not been approved
or  disapproved  by the  Securities  and
Exchange Commission,  and the Securities
and   Exchange    Commission   has   not
determined   if   this   prospectus   is
accurate or complete. Any representation to the contrary is a criminal offense.

CONTENTS
--------------------------------------------------------------------------------

EQUITY FUNDS

Fasciano Fund................................................................2


Focus Fund...................................................................9

Guardian Fund...............................................................14

Small Cap Growth Fund.......................................................20


YOUR INVESTMENT

Share Prices................................................................27

Privileges and Services.....................................................28

Distributions and Taxes.....................................................28

Maintaining Your Account....................................................30

Market Timing Policy........................................................36

Portfolio Holdings Policy...................................................36


Fund Structure..............................................................37

THESE FUNDS:

o   are designed for investors with long-term goals in mind
o offer you the opportunity to participate in financial markets through a professionally managed stock portfolio
o also offer the opportunity to diversify your portfolio with Funds that invest using a value or a growth approach, or a combination of the two
o carry certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
o are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency

o normally invest at least 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in equity securities.


THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAMES IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(c) 2007 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

Neuberger Berman
FASCIANO FUND                                                     Ticker Symbol:
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM CAPITAL GROWTH. THE PORTFOLIO MANAGER ALSO MAY CONSIDER A COMPANY'S POTENTIAL FOR CURRENT INCOME PRIOR TO SELECTING IT FOR THE FUND.

To pursue this goal, the Fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. These stocks include securities having common stock characteristics, such as securities convertible into common stocks, and rights and warrants to purchase common stocks. The Portfolio Manager currently looks for companies with:

o strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon
o stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon.

In choosing companies that the Portfolio Manager believes are likely to achieve the Fund's objective, the Portfolio Manager also will consider the company's overall business qualities. These qualities include the company's profitability and cash flow, financial condition, insider ownership, and stock valuation. In selecting companies that the Portfolio Manager believes may have greater potential to appreciate in price, the Portfolio Manager will invest the Fund in smaller companies that are not closely followed by major Wall Street brokerage houses and large asset management firms.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> SMALL-CAP STOCKS

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE LAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.

--> GROWTH VS. VALUE INVESTING

VALUE INVESTORS SEEK STOCKS TRADING AT BELOW MARKET AVERAGE PRICES BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES BEFORE OTHER INVESTORS DISCOVER THEIR WORTH. GROWTH INVESTORS SEEK COMPANIES THAT ARE ALREADY SUCCESSFUL BUT MAY NOT HAVE REACHED THEIR FULL POTENTIAL.

THE FUND'S BLENDED INVESTMENT APPROACH SEEKS TO LOWER RISK BY DIVERSIFYING ACROSS COMPANIES AND INDUSTRIES WITH GROWTH AND VALUE CHARACTERISTICS, AND CAN PROVIDE A CORE SMALL-CAP FOUNDATION WITHIN A DIVERSIFIED PORTFOLIO.

                                 2 FASCIANO FUND

[GRAPHIC OMITTED]

MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


The stocks of smaller companies in which the Fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

o   may have a shorter history of operations than larger companies
o   may not have as great an ability to raise additional capital
o may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

The Fund will combine value and growth styles of investing.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

To the extent the Portfolio Manager commits a portion of the Fund's assets to mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.


                                 3 FASCIANO FUND

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                                 4 FASCIANO FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1997      '98     '99     '00    '01     '02     '03      '04    '05     '06
--------------------------------------------------------------------------------
21.51    7.19    6.16    1.70   4.46   -8.67   29.72    12.55   2.60    4.86

BEST QUARTER:  Q2 '03, 19.46%
WORST QUARTER:  Q3 '98, -13.41%
Year-to-date performance as of 9/30/2007: 4.11%

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*
--------------------------------------------------------------------------------

                                 1 Year          5 Years         10 Years
--------------------------------------------------------------------------------

FASCIANO FUND
Return Before Taxes               4.86            7.48             7.74
Return After Taxes on
Distributions                     4.04            7.06             7.16
Return After Taxes on
Distributions and Sale
of Fund Shares                    4.25            6.45             6.62
Russell 2000 Index               18.37           11.39             9.44

After-tax returns are calculatred using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangtements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTION:
The Russell 2000 Index is an unmanaged index of U.S. small-cap stocks.
--------------------------------------------------------------------------------


* THE ABOVE PERFORMANCE IS THAT OF THE FASCIANO FUND INVESTOR CLASS. BECAUSE THE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS. THE YEAR-BY-YEAR AND AVERAGE ANNUAL TOTAL RETURN DATA FOR THE PERIODS PRIOR TO 3/24/2001 ARE THOSE OF NEUBERGER BERMAN FASCIANO FUND'S PREDECESSOR, FASCIANO FUND, INC.

--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.

                                 5 FASCIANO FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
 SHAREHOLDER FEES                                               None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                               1.00
Distribution (12b-1) fees                                       None
Other expenses                                                  0.15
--------------------------------------------------------------------------------
Total annual operating expenses                                 1.15
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                    0.09
--------------------------------------------------------------------------------
Net expenses***                                                 1.06
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

--------------------------------------------------------------------------------
                1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
Expenses         $108            $337            $606            $1,372
--------------------------------------------------------------------------------


* THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES ADJUSTED TO REFLECT ANTICIPATED NET ASSETS.

**  "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.



*** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO
    CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2011 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND ARE LIMITED TO 1.05% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE INSTITUTIONAL CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 1.05% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.


[GRAPHIC OMITTED]

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management fees paid to the Manager were 0.85% of average net assets before reimbursements. The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Fund.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


                                 6 FASCIANO FUND

PORTFOLIO MANAGER

MICHAEL FASCIANO is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC and has managed the Fund's assets since its inception. Prior to joining Neuberger Berman, he managed Fasciano Fund, Inc. from its inception in 1988 to 2001.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

                                 7 FASCIANO FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                            2003      2004       2005       2006       2007
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

               Share price (NAV) at beginning of year            31.19     35.39      39.81      43.83      41.85
PLUS:          Income from investment operations
               Net investment income (loss)                      (0.11)    (0.20)     (0.05)     (0.12)     (0.17)
               Net gains (losses) - realized and unrealized       4.31      4.81       5.41      (0.25)      4.81
               Subtotal: income from investment operations        4.20      4.61       5.36      (0.37)      4.64
MINUS:         Distributions to shareholders
               Capital gain distributions                            -      0.19       1.34       1.61       2.31
EQUALS:        Share price (NAV) at end of year                  35.39     39.81      43.83      41.85      44.18

------------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.

Net expenses - actual                                             1.24      1.22       1.20       1.20       1.29
Gross expenses(1)                                                    -      1.23       1.21       1.21       1.29
Expenses(2)                                                       1.24      1.23       1.20       1.21       1.29
Net investment income (loss) - actual                            (0.36)    (0.52)     (0.13)     (0.28)     (0.39)

------------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)                                                 13.47     13.06(3)   13.60(3)   (0.95)(3)  11.35(3)
Net assets at end of year (in millions of dollars)              277.6      364.9      520.6     484.5      406.2
Portfolio turnover rate (%)                                      24         17         22        39         18
------------------------------------------------------------------------------------------------------------------------------------

THE FIGURES ABOVE ARE FROM THE FASCIANO FUND INVESTOR CLASS. THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT
SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.


                                                           8 FASCIANO FUND

Neuberger Berman
FOCUS FUND                                                        Ticker Symbol:
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

To pursue this goal, the Fund invests in a highly concentrated portfolio, consisting mainly of common stocks of companies of any size that are selected using a fundamental, research driven approach.


Under normal market conditions, the Fund will hold approximately 30-35 stocks. Because of the concentrated nature of its investment, the Fund typically will be substantially over-and under-weighted in certain economic sectors.


The Portfolio Manager looks for undervalued companies. Factors in identifying these firms may include above-average returns, an established market niche, and sound future business prospects. This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with investing in a smaller number of stocks.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.

                                  9 FOCUS FUND

[GRAPHIC OMITTED]

MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


Because the Fund holds a limited number of stocks, the Fund typically will be substantially over- and under-weighted in certain economic sectors at any given time. Therefore, its performance is likely to be disproportionately affected by the factors influencing those sectors and may suffer if certain economic sectors it emphasizes do not perform as expected.

To the extent that the Fund emphasizes a particular market capitalization, it takes on the associated risks. Mid- and small-cap stocks tend to be more volatile than large-cap stocks. At any given time, any one of these market capitalizations may be out of favor with investors. If the Fund emphasizes that market capitalization, it could perform worse than certain other funds.

The Fund is non-diversified. This means that the percentage of the Fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer increases the Fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                                  10 FOCUS FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]
1997      '98     '99     '00    '01     '02     '03      '04    '05     '06
--------------------------------------------------------------------------------
24.15   13.24   26.02   12.42  -6.69  -36.41   64.89     5.00   0.00   12.41

BEST QUARTER:  Q4 '98, 34.51%
WORST QUARTER:  Q3 '02, -31.87%
Year-to-date performance as of 9/30/2007: 8.80%

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*
--------------------------------------------------------------------------------

                                1 Year          5 Years         10 Years
--------------------------------------------------------------------------------
 FOCUS FUND
 Return Before Taxes            12.41            4.36             8.69
 Return After Taxes on
 Distributions                  10.08            3.47             6.98
 Return After Taxes on
 Distributions and
 Sale of Fund Shares            11.13            3.71             7.02
 S&P 500 Index**                15.78            6.19             8.42
 Russell 1000 Value Index       22.25           10.86            11.00

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The S&P 500 Index is an unmanaged index of U.S. stocks.
The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.
--------------------------------------------------------------------------------


* THE ABOVE PERFORMANCE IS THAT OF THE FOCUS FUND INVESTOR CLASS. BECAUSE THE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS.

** THE FUND'S BROAD-BASED INDEX USED FOR COMPARISON PURPOSES HAS BEEN CHANGED FROM THE RUSSELL 1000 VALUE INDEX TO THE S&P 500 INDEX BECAUSE THE NEW INDEX MORE CLOSELY RESEMBLES THE CHARACTERISTICS OF THE FUND'S INVESTMENTS.

--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. EQUITY MARKET AND OF THE PORTION OF THE MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.


BECAUSE THE FUND HAD A POLICY OF INVESTING MAINLY IN LARGE-CAP STOCKS PRIOR TO SEPTEMBER 1998 AND INVESTING 90% OF ITS ASSETS IN NO MORE THAN SIX ECONOMIC SECTORS PRIOR TO DECEMBER 17, 2007, ITS PERFORMANCE DURING THOSE PERIODS MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.

                                  11 FOCUS FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.

Management fees**                                               0.65
Distribution (12b-1) fees                                       None
Other expenses                                                  0.09
--------------------------------------------------------------------------------
Total annual operating expenses                                 0.74
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
 Expenses        $76             $237            $411             $918
--------------------------------------------------------------------------------


* THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES ADJUSTED TO REFLECT ANTICIPATED NET ASSETS.


**  "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.



[GRAPHIC OMITTED]

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management fees paid to the Manager were 0.50% of average net assets. The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Fund.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

PORTFOLIO MANAGER

ROBERT B. CORMAN is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. He has been the Portfolio Manager of the Fund since October 2005. Previously, he co-managed the Fund's assets from November 2003 to September 2005. He held senior positions in portfolio management at four other firms since 1981.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

                                  12 FOCUS FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                            2003      2004       2005       2006       2007
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

               Share price (NAV) at beginning of year            23.05     32.28      31.96      37.21      34.30
PLUS:          Income from investment operations
               Net investment income (loss)                       0.05      0.08       0.21       0.13       0.15
               Net gains (losses) - realized and unrealized       9.18     (0.35)      5.12       2.24       3.33
               Subtotal: income from investment operations        9.23     (0.27)      5.33       2.37       3.48
MINUS:         Distributions to shareholders
               Income dividends                                      -      0.05       0.08       0.24       0.15
               Capital gain distributions                            -         -          -       5.04       4.84
               Subtotal:  distributions to shareholders              -      0.05       0.08       5.28       4.99
EQUALS:        Share price (NAV) at end of year                  32.28     31.96      37.21      34.30      32.79

------------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual                                             0.90      0.85       0.87       0.87       0.87
Gross expenses(1)                                                    -      0.86       0.87       0.87       0.87
Expenses(2)                                                       0.90      0.86       0.87       0.88       0.88
Net investment income (loss) - actual                             0.21      0.21       0.57       0.37       0.44

------------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)                                                   40.04     (0.84)(3)   16.69(3)    7.00(3)   10.71(3)
Net assets at end of year (in millions of dollars)              1,300.0       1,198.9    1,185.4    1,093.1    1,018.6
Portfolio turnover rate (%)                                        24         27         19         41         53
------------------------------------------------------------------------------------------------------------------------------------

THE FIGURES ABOVE ARE FROM THE FOCUS FUND INVESTOR CLASS. THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT
SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.


                                                            13 FOCUS FUND

Neuberger Berman
GUARDIAN FUND                                                     Ticker Symbol:
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL; CURRENT INCOME IS A SECONDARY GOAL.

To pursue these goals, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection. They seek to identify stocks in well-positioned businesses that they believe are undervalued in the market. They look for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> MID- AND LARGE-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY PERFORMED MORE LIKE SMALL-CAPS THAN LIKE LARGE-CAPS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER ATTRACTIVE LONG-TERM RETURNS.

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. COMPARED TO MID-CAP COMPANIES, THEY MAY BE LESS RESPONSIVE TO CHANGE, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF MID-CAP COMPANIES, OFTEN WITH LOWER VOLATILITY.

--> VALUATION SENSITIVE INVESTING

IN ADDITION TO TRADITIONAL VALUE INVESTING - I.E., LOOKING FOR VALUE AMONG COMPANIES WHOSE STOCK PRICES ARE BELOW THEIR HISTORICAL AVERAGE, BASED ON EARNINGS, CASH FLOW, OR OTHER FINANCIAL MEASURES - WE MAY ALSO BUY A COMPANY'S SHARES IF THEY LOOK MORE FULLY PRICED BASED ON WALL STREET CONSENSUS ESTIMATES OF EARNINGS, BUT STILL INEXPENSIVE RELATIVE TO OUR ESTIMATES. WE LOOK FOR THESE COMPANIES TO RISE IN PRICE AS THEY OUTPERFORM WALL STREET'S EXPECTATIONS, BECAUSE SOME ASPECTS OF THE BUSINESS HAVE NOT BEEN FULLY APPRECIATED OR APPROPRIATELY PRICED BY OTHER INVESTORS.

                                14 GUARDIAN FUND

[GRAPHIC OMITTED]

MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


The Fund holds a relatively concentrated portfolio that may contain fewer securities than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a valuation sensitive approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                                15 GUARDIAN FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

1997      '98     '99     '00    '01     '02     '03      '04    '05     '06
--------------------------------------------------------------------------------
17.94    2.35    8.46   -1.86  -1.84  -25.75   35.14    16.06   8.44   13.48

BEST QUARTER:  Q4 '98, 23.12%
WORST QUARTER:  Q3 '98, -26.19%
Year-to-date performance as of 9/30/2007: 9.64%

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*

--------------------------------------------------------------------------------
                                1 Year          5 Years         10 Years
--------------------------------------------------------------------------------
 GUARDIAN FUND
 Return Before Taxes            13.48            7.46             6.10
 Return After Taxeson
 Distributions                  12.31            7.12             4.20
 Return After Taxes on
 Distributions and
 Sale of Fund Shares            10.30            6.40             4.46
 S&P 500 Index                  15.78            6.19             8.42

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The S&P 500 Index is an unmanaged index of U.S. stocks.
--------------------------------------------------------------------------------


* THE ABOVE PERFORMANCE IS THAT OF THE GUARDIAN FUND INVESTOR CLASS. BECAUSE THE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS.

--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.


BECAUSE THE FUND HAD A POLICY OF INVESTING MAINLY IN LARGE-CAP STOCKS PRIOR TO DECEMBER 2002, ITS PERFORMANCE DURING THAT TIME MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.


                                16 GUARDIAN FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE

--------------------------------------------------------------------------------
SHAREHOLDER FEES                       None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                      0.64
Distribution (12b-1) fees              None
Other expenses                         0.14
--------------------------------------------------------------------------------
Total annual operating expenses        0.78
--------------------------------------------------------------------------------
Minus: Expense reimbursement           0.02
--------------------------------------------------------------------------------
Net expenses***                        0.76
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
Expenses         $78             $243             $427            $960


* THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES ADJUSTED TO REFLECT ANTICIPATED NET ASSETS.

**  "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

*** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO
    CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2011 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THAT CLASS OF THE FUND ARE LIMITED TO 0.75% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE INSTITUTIONAL CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 0.75% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.


[GRAPHIC OMITTED]

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management fees paid to the Manager were 0.49% of average net assets before reimbursements. The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Fund.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

                                17 GUARDIAN FUND

PORTFOLIO MANAGERS

ARTHUR MORETTI is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. Mr. Moretti joined each firm in 2001 and has managed the Fund since December 2002. He was a portfolio manager and fund analyst at two other firms since 1991.

INGRID S. DYOTT is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. She has been an Associate Manager of the Fund since December 2003 and has been a Portfolio Manager at Neuberger Berman since 1997.

SAJJAD S. LADIWALA is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been an Associate Manager of the Fund since December 2003. He held various positions as a financial analyst at two other firms since 1994.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                                18 GUARDIAN FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                            2003      2004       2005       2006       2007
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

               Share price (NAV) at beginning of year            11.53     12.92      14.46      17.52      18.64
PLUS:          Income from investment operations
               Net investment income                              0.05      0.05       0.13       0.08       0.14
               Net gains (losses) - realized and unrealized       1.40      1.53       2.98       1.16       2.49
               Subtotal: income from investment operations        1.45      1.58       3.11       1.24       2.63
MINUS:         Distributions to shareholders
               Income dividends                                   0.05      0.04       0.05       0.12       0.07
               Capital gain distributions                            -         -          -          -       1.31
               Tax return of capital                              0.01         -          -          -          -
               Subtotal:  distributions to shareholders           0.06      0.04       0.05       0.12       1.38
EQUALS:        Share price (NAV) at end of year                  12.92     14.46      17.52      18.64      19.89

------------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expenseoffset arrangements and/or waiver had not been in effect.

Net expenses - actual                                             0.92      0.90       0.90       0.88       0.87
Gross expenses(1)                                                    -      0.90       0.90       0.88       0.87
Expenses(2)                                                       0.92      0.91       0.90       0.89       0.88
Net investment income (loss) - actual                             0.44      0.35       0.83       0.47       0.69

------------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)                                                 12.70        12.24(3)   21.52(3)    7.09(3)   14.48
Net assets at end of year (in millions of dollars)              1,297.6       1,300.6    1,415.2    1,417.0    1,441.6
Portfolio turnover rate (%)                                       113         25         20         34         20
------------------------------------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE ARE FROM THE GUARDIAN FUND INVESTOR CLASS. THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT
SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

                                                          19 GUARDIAN FUND

Neuberger Berman
SMALL CAP GROWTH FUND
(Formerly Neuberger Berman Millennium Fund)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell 2000 Index at the time of purchase. The Fund may continue to hold or add to a position in a stock after the issuer has grown beyond the capitalization range of the Russell 2000 Index. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitive analysis, he looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as:

o   financial condition (such as debt to equity ratio)
o   market share and competitive leadership of the company's products
o   earnings growth relative to competitors
o market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in small-capitalization companies without providing shareholders at least 60 days' advance notice.

--> SMALL-CAP STOCKS

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE LAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.

--> GROWTH INVESTING

FOR GROWTH INVESTORS, THE AIM IS TO INVEST IN COMPANIES THAT ARE ALREADY SUCCESSFUL BUT COULD BE EVEN MORE SO. OFTEN, THESE STOCKS ARE IN EMERGING OR RAPIDLY GROWING INDUSTRIES. ACCORDINGLY, THE FUND AT TIMES MAY INVEST A GREATER PORTION OF ITS ASSETS IN PARTICULAR INDUSTRIES OR SECTORS THAN OTHER FUNDS DO.

WHILE MOST GROWTH STOCKS ARE KNOWN TO INVESTORS, THEY MAY NOT YET HAVE REACHED THEIR FULL POTENTIAL. THE GROWTH INVESTOR LOOKS FOR INDICATIONS OF CONTINUED SUCCESS.

                            20 SMALL CAP GROWTH FUND

[GRAPHIC OMITTED]

MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


The stocks of smaller companies in which the Fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

o   may have a shorter history of operations than larger companies
o   may not have as great an ability to raise additional capital
o may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

To the extent the Portfolio Manager commits a portion of the Fund's assets to mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.


                            21 SMALL CAP GROWTH FUND

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                            22 SMALL CAP GROWTH FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

1997      '98     '99     '00    '01     '02     '03      '04    '05     '06
--------------------------------------------------------------------------------
                130.49  -28.68 -14.47  -44.46   33.26    16.20  15.22    7.98

BEST QUARTER:  Q4 '99, 72.95%
WORST QUARTER:  Q3 '01, -27.89%
Year-to-date performance as of 9/30/2007: 23.56%

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*

--------------------------------------------------------------------------------
                                                                 Since
                                                                Inception
                                1 Year          5 Years        (10/20/1998)
--------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
 Return Before Taxes             7.98            1.36            10.59
 Return After Taxes on
 Distributions                   7.98            1.36             9.13
 Return After Taxes on
 Distributions and
 Sale of Fund Shares             5.19            1.16             8.54
 Russell 2000 Growth Index      13.35            6.93             7.42
 Russell 2000 Index             18.37           11.39            11.70

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell 2000 Growth Index is an unmanaged index of U.S. small-cap growth stocks.
The Russell 2000 Index is an unmanaged index of U.S. small-cap stocks.




* THE ABOVE PERFORMANCE IS THAT OF SMALL CAP GROWTH FUND INVESTOR CLASS (FORMERLY KNOWN AS MILLENNIUM FUND INVESTOR CLASS). BECAUSE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS.


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN THE FUND AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. SMALL-CAP EQUITY MARKET AND OF THE PORTION OF THAT MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.

                            23 SMALL CAP GROWTH FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE

--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.

Management fees**                                               1.00
Distribution (12b-1) fees                                       None
Other expenses                                                  0.39
--------------------------------------------------------------------------------
Total annual operating expenses                                 1.39
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                    0.49
--------------------------------------------------------------------------------
Net expenses***                                                 0.90
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

--------------------------------------------------------------------------------
                1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
Expenses         $92             $287            $612            $1,533
--------------------------------------------------------------------------------


* THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES ADJUSTED TO REFLECT ANTICIPATED NET ASSETS.

**  "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.


*** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO
    CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2011 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND ARE LIMITED TO 0.90% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE INSTITUTIONAL CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 0.90% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.


[GRAPHIC OMITTED]

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management fees paid to the Manager were 0.85% of average net assets. The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Fund.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

                            24 SMALL CAP GROWTH FUND

PORTFOLIO MANAGER

DAVID H. BURSHTAN, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has managed two equity mutual funds and other equity portfolios for another investment manager from 1999-2002. Prior to 1999, he managed small-cap portfolios for another manager. Mr. Burshtan has managed the Fund since January 2003.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

                            25 SMALL CAP GROWTH FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
                         Year Ended August 31,                              2003      2004       2005       2006       2007
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

                         Share price (NAV) at beginning of year             9.36      10.88      10.71      14.19      15.01
PLUS:                    Income from investment operations
                         Net investment loss                               (0.10)    (0.14)      (0.19)     (0.19)     (0.18)
                         Net gains (losses) - realized and unrealized       1.62     (0.03)       3.67       1.01       4.32
                         Subtotal: income from investment operations        1.52     (0.17)       3.48       0.82       4.14
EQUALS:                  Share price (NAV) at end of year                  10.88     10.71       14.19      15.01      19.15

------------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual                                                       1.75       1.71       1.71       1.57       1.27
Gross expenses(1)                                                           1.83       1.77       1.90       1.86       1.76
Expenses(2)                                                                 1.75       1.75       1.75       1.60       1.30
Net investment loss - actual                                               (1.09)     (1.20)     (1.47)     (1.21)     (1.01)

------------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)                                                        16.24      (1.56)     32.49       5.78      27.58
Net assets at end of year (in millions of dollars)                        59.1        43.3       45.0       46.9       58.1
Portfolio turnover rate (%)                                               241         146       204        142        153



THE FIGURES ABOVE ARE FOR THE SMALL CAP GROWTH FUND INVESTOR CLASS. ALL FIGURES FOR FISCAL YEAR 2003 WERE AUDITED BY THE FUND'S
INDEPENDENT AUDITORS DURING THAT YEAR. THE FIGURES FOR FISCAL YEARS 2004 AND THEREAFTER HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER
LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THOSE YEARS. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS,
APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).


(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT
    MANAGEMENT FEES.


(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.


(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF
    INVESTMENT MANAGEMENT FEES.


                            26 SMALL CAP GROWTH FUND

Neuberger Berman
YOUR INVESTMENT
--------------------------------------------------------------------------------
Institutional Class Shares of the Funds are available through an investment provider or from Neuberger Berman Management Inc. (see "Maintaining Your Account")

o   SHARE PRICES

Because Institutional Class shares of the Funds do not have a sales charge, the price you pay for each share of a Fund is the Fund's net asset value per share. The Funds pay you the full share price when you sell shares. If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.


The Funds are open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. A Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.


Each Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

--> SHARE PRICE CALCULATIONS


THE PRICE OF AN INSTITUTIONAL CLASS SHARE OF A FUND IS THE TOTAL VALUE OF THAT FUND'S ASSETS ATTRIBUTABLE TO ITS INSTITUTIONAL CLASS SHARES MINUS ITS LIABILITIES ATTRIBUTABLE TO THAT CLASS, DIVIDED BY THE TOTAL NUMBER OF INSTITUTIONAL CLASS SHARES OUTSTANDING. BECAUSE THE VALUE OF A FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.


WHEN VALUING PORTFOLIO SECURITIES, THE FUNDS USE MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.


WHEN A FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT IT WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND MAY SUBSTITUTE FOR THE MARKET PRICE A FAIR-VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY THE BOARD OF TRUSTEES. A FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.


FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO A FUND'S NET ASSET VALUE CALCULATION. A FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT A FUND'S NET ASSET


                               27 YOUR INVESTMENT

VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE BOARD OF TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.

o   PRIVILEGES AND SERVICES

If you purchase Institutional Class shares directly from Neuberger Berman Management Inc., you have access to the services listed below. If you are purchasing shares through an investment provider, consult that provider for information about investment services.

SYSTEMATIC INVESTMENTS -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more once you make an initial minimum investment of at least $5 million. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

SYSTEMATIC WITHDRAWALS -- This plan lets you arrange withdrawals of at least $100 from a fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

ELECTRONIC BANK TRANSFERS -- When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

--> DOLLAR-COST AVERAGING


SYSTEMATIC INVESTING ALLOWS YOU TO TAKE ADVANTAGE OF THE PRINCIPLE OF DOLLAR-COST AVERAGING. WHEN YOU MAKE REGULAR INVESTMENTS OF A GIVEN AMOUNT - SAY, $100 A MONTH - YOU WILL END UP INVESTING AT DIFFERENT SHARE PRICES OVER TIME. WHEN THE SHARE PRICE IS HIGH, YOUR $100 BUYS FEWER SHARES; WHEN THE SHARE PRICE IS LOW, YOUR $100 BUYS MORE SHARES. OVER TIME, THIS CAN HELP LOWER THE AVERAGE PRICE YOU PAY PER SHARE.


DOLLAR-COST AVERAGING CANNOT GUARANTEE YOU A PROFIT OR PROTECT YOU FROM LOSSES IN A DECLINING MARKET. BUT IT CAN BE BENEFICIAL OVER THE LONG TERM.

o   DISTRIBUTIONS AND TAXES

DISTRIBUTIONS -- Each Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Funds make any distributions once a year (in December).


Unless you designate otherwise, your income and capital gain distributions from a Fund will be reinvested in additional Institutional Class shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in Institutional Class shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Institutional Class shares of a Fund or paid in cash.



                               28 YOUR INVESTMENT

HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to individual retirement accounts, Roth IRAs and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss ("dividends") are generally taxed as ordinary income. However, a Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, financing and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares, on which the dividends are paid.

Distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum tax rate for individual shareholders. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund, or whether you reinvested your distributions.

HOW SHARE TRANSACTIONS ARE TAXED -- When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.


--> TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.


HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. THIS MAY BE SEPARATE FROM THE STATEMENT THAT COVERS YOUR SHARE TRANSACTIONS.


MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

--> BACKUP WITHHOLDING

A FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT


                               29 YOUR INVESTMENT

THAT RATE ALSO IS REQUIRED FROM EACH FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE INTERNAL REVENUE SERVICE ("IRS") TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.

IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF A SOCIAL SECURITY NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (FROM YOU OR YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE IRS FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-366-6264.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO IT, AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.

--> BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY A FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF THE DISTRIBUTING CLASS OF THE FUND OR PAID TO SHAREHOLDERS IN CASH.


BECAUSE OF THIS, IF YOU BUY SHARES JUST BEFORE A FUND MAKES A DISTRIBUTION, YOU WILL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.

GENERALLY, IF YOU ARE INVESTING IN A FUND THROUGH A TAX-ADVANTAGED RETIREMENT PLAN OR ACCOUNT, THERE ARE NO TAX CONSEQUENCES TO YOU FROM DISTRIBUTIONS.


o   MAINTAINING YOUR ACCOUNT

WHEN YOU BUY SHARES -- Instructions for buying shares from Neuberger Berman Management Inc. are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in one of the Funds or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The minimum initial investment is $5 million.

When you purchase shares, you will receive the next share price to be calculated after your order has been accepted.

Purchase orders are deemed "accepted" when the Funds' transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed "accepted" on the date you preselected on your SIP application for the systematic investments to occur.


                               30 YOUR INVESTMENT

WHEN YOU SELL SHARES -- If you bought your shares from Neuberger Berman Management Inc., instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been accepted. Redemption orders are deemed "accepted" when the Funds' transfer agent has received your order to sell.


In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see "Medallion Signature Guarantees").

When selling shares in an account that you do not intend to close, remember to leave at least $5 million worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.


The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of a Fund's shareholders as a whole.

UNCASHED CHECKS -- We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

STATEMENTS AND CONFIRMATIONS -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

WHEN YOU EXCHANGE SHARES -- You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

o   both accounts must have the same registration
o you will need to observe the minimum investment and minimum account balance requirements for the Fund accounts involved

o because an exchange is a sale for tax purposes, consider any tax consequences before placing your order.


The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

PLACING ORDERS BY TELEPHONE -- Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its


                               31 YOUR INVESTMENT
representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

o   in unusual circumstances where the law allows additional time if needed

o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.


If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares.

OTHER POLICIES -- Under certain circumstances, the Funds reserve the right to:

o   suspend the offering of shares
o   reject any exchange or purchase order
o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
o   change, suspend, or revoke the exchange privilege
o   suspend the telephone order privilege
o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
o suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission ("SEC")
o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

o remain open and process orders to purchase or sell Fund shares when the Exchange is closed.


o   MEDALLION SIGNATURE GUARANTEES

YOU MAY NEED A MEDALLION SIGNATURE GUARANTEE WHEN YOU SELL SHARES DIRECTLY OR THROUGH AN INVESTMENT PROVIDER. A MEDALLION SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

MEDALLION SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR TO THE INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A MEDALLION SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A MEDALLION SIGNATURE
GUARANTEE.

                               32 YOUR INVESTMENT

[GRAPHIC OMITTED]

--> INVESTMENT PROVIDERS

THE INSTITUTIONAL CLASS SHARES AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUNDS AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.


IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL ANY SHARES OF THE FUNDS DESCRIBED IN THIS PROSPECTUS.


MOST INVESTMENT PROVIDERS ALLOW YOU TO TAKE ADVANTAGE OF THE FUND EXCHANGE PROGRAM, WHICH IS DESIGNED FOR MOVING AN INVESTMENT FROM ONE FUND TO A COMPARABLE CLASS OF ANOTHER FUND IN THE FUND FAMILY THROUGH AN EXCHANGE OF SHARES. SEE "WHEN YOU EXCHANGE SHARES" FOR MORE INFORMATION. IN EXCHANGE FOR SERVICES IT OFFERS, YOUR INVESTMENT PROVIDER MAY CHARGE FEES, WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS.


[GRAPHIC OMITTED]

--> ADDITIONAL PAYMENTS TO INVESTMENT PROVIDERS

NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES WILL PAY ADDITIONAL COMPENSATION, OUT OF THEIR OWN RESOURCES AND NOT AS AN EXPENSE OF THE FUNDS, TO CERTAIN INVESTMENT PROVIDERS OR OTHER FINANCIAL INTERMEDIARIES, INCLUDING AFFILIATES, IN CONNECTION WITH THE SALE, DISTRIBUTION, RETENTION AND/OR SERVICING OF FUND SHARES. IF YOUR INVESTMENT PROVIDER RECEIVES SUCH PAYMENTS, THESE PAYMENTS MAY CREATE AN INCENTIVE FOR YOUR INVESTMENT PROVIDER OR ITS EMPLOYEES TO RECOMMEND OR SELL SHARES OF THE FUNDS TO YOU. IF YOU HAVE PURCHASED SHARES OF A FUND THROUGH AN INVESTMENT PROVIDER, PLEASE SPEAK WITH YOUR INVESTMENT PROVIDER TO LEARN MORE ABOUT ANY PAYMENTS IT RECEIVES FROM NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES, AS WELL AS FEES AND/OR COMMISSIONS THE INVESTMENT PROVIDER CHARGES. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR INVESTMENT PROVIDER AT THE TIME OF PURCHASE. ANY SUCH PAYMENTS WILL NOT CHANGE THE NET ASSET VALUE OR THE PRICE OF EACH FUND'S SHARES. FOR MORE INFORMATION, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.


--> INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.

                               33 YOUR INVESTMENT

If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact it for instructions.


BUYING SHARES

------------------------------------------------------------------------------------------------------------------------------------
 Method                   Things to know                                       Instructions

------------------------------------------------------------------------------------------------------------------------------------
 SENDING US A CHECK       Your first investment must be at least $5 million    Fill out the application and enclose your
                                                                               check
                          We cannot accept cash, money orders, starter
                          checks, cashier's checks, travelers checks, or       If regular first-class mail, send to:
                          other cash equivalents                                 NEUBERGER BERMAN FUNDS
                                                                                 BOSTON SERVICE CENTER
                          You will be responsible for any losses or fees         P.O. BOX 8403
                          resulting from a bad check; if necessary, we may       BOSTON, MA 02266-8403
                          sell other shares belonging to you in order to
                          cover these losses                                   If express delivery, registered mail, or
                                                                               certified mail, send to:
                          All checks must be made out to "Neuberger              NEUBERGER BERMAN FUNDS
                          Berman Funds"; we cannot accept checks made            C/O STATE STREET BANK AND TRUST COMPANY
                          out to you or other parties and signed over to us      30 DAN ROAD
                                                                                 ANTON, MA 02021

------------------------------------------------------------------------------------------------------------------------------------
 WIRING MONEY             Your first investment must be at least $5 million    Before wiring any money, call 800-366-6264
                                                                               for an order confirmation

                                                                               Have your financial institution send your wire
                                                                               to State Street Bank and Trust Company

                                                                               Include your name, the Fund name, your
                                                                               account number and other information as
                                                                               requested

------------------------------------------------------------------------------------------------------------------------------------
 EXCHANGING FROM ANOTHER  All exchanges must be for at least $1,000            Call 800-366-6264 to place your order
 FUND
                          Both accounts involved must be registered in the
                          same name, address and tax ID number

                          An exchange order cannot be cancelled or changed once it has been placed

------------------------------------------------------------------------------------------------------------------------------------
 BY TELEPHONE             We do not accept phone orders for a first            Call 800-366-6264 to notify us of your
                          investment                                           purchase

                          Additional shares will be purchased when your        Immediately follow up with a wire or
                          order is accepted                                    electronic transfer

                          Not available on retirement accounts

------------------------------------------------------------------------------------------------------------------------------------
 SETTING UP SYSTEMATIC    All investments must be at least $100 (in            Call 800-366-6264 for instructions
 INVESTMENTS              addition to an initial minimum investment of at
                          least $5 million)

                                                         34 YOUR INVESTMENT

SELLING SHARES

------------------------------------------------------------------------------------------------------------------------------------
 Method                   Things to know                                       Instructions

------------------------------------------------------------------------------------------------------------------------------------
 SENDING US A LETTER      Unless you instruct us otherwise, we will mail       Send us a letter requesting us to sell shares
                          your proceeds by check to the address of record,     signed by all registered owners; include your
                          payable to the registered owner(s)                   name, account number, the Fund name, the
                                                                               dollar amount or number of shares you want
                          If you have designated a bank account on your        to sell, and any other instructions
                          application, you can request that we wire the
                          proceeds to this account                             If regular first-class mail, send to:
                                                                                 NEUBERGER BERMAN FUNDS
                          You can also request that we send the proceeds         BOSTON SERVICE CENTER
                          to your designated bank account by electronic          P.O. BOX 8403
                          transfer (ACH)                                         BOSTON, MA 02266-8403

                          You may need a Medallion signature guarantee         If express delivery, registered mail, or
                                                                               certified mail, send to:
                          Please also supply us with your e-mail address       NEUBERGER BERMAN FUNDS
                          and daytime telephone number when you write to         C/O STATE STREET BANK AND TRUST COMPANY
                          us in the event we need to reach you                   30 DAN ROAD
                                                                                 CANTON, MA 02021

------------------------------------------------------------------------------------------------------------------------------------
 SENDING US A FAX         Not available if you have changed the address on     Write a request to sell shares as described
                          the account in the past 15 days                      above

                                                                               Call 800-366-6264 to obtain the appropriate
                                                                               fax number

------------------------------------------------------------------------------------------------------------------------------------
 CALLING IN YOUR ORDER    Not available if you have declined the phone         Call 800-366-6264 to place your order
                          option or are selling shares in certain retirement
                          accounts (The only exception is for those            Give your name, account number, the Fund
                          retirement shareholders who are at least 59 1/2 or   name, the dollar amount or number of shares
                          older and have their birthdates on file)             you want to sell, and any other instructions

                          Not available if you have changed the address on the account in the past 15 days

------------------------------------------------------------------------------------------------------------------------------------
 EXCHANGING INTO ANOTHER  All exchanges must be for at least $1,000            Call 800-366-6264 to place your order
 FUND
                          Both accounts must be registered in the same
                          name, address and tax ID number

                          An exchange order cannot be cancelled or changed once it has been placed

------------------------------------------------------------------------------------------------------------------------------------
 SETTING UP SYSTEMATIC    Withdrawals must be at least $100                    Call 800-366-6264 for instructions
 WITHDRAWALS
------------------------------------------------------------------------------------------------------------------------------------


                                                         35 YOUR INVESTMENT

--> RETIREMENT ACCOUNTS AND PLANS



WE OFFER INVESTORS A NUMBER OF TAX-ADVANTAGED ACCOUNTS AND PLANS FOR RETIREMENT
SAVING:


TRADITIONAL IRAS ALLOW MONEY TO GROW TAX-DEFERRED UNTIL YOU TAKE IT OUT, USUALLY AT OR AFTER RETIREMENT. CONTRIBUTIONS ARE DEDUCTIBLE FOR SOME INVESTORS, BUT EVEN WHEN THEY ARE NOT, AN IRA CAN BE BENEFICIAL.

ROTH IRAS OFFER TAX-FREE GROWTH LIKE A TRADITIONAL IRA, BUT INSTEAD OF TAX-DEDUCTIBLE CONTRIBUTIONS, THE WITHDRAWALS ARE TAX-FREE FOR INVESTORS WHO MEET CERTAIN REQUIREMENTS.


ALSO AVAILABLE: SEP-IRA, SIMPLE, KEOGH, AND OTHER TYPES OF PLANS. COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS), THOUGH NOT FOR RETIREMENT SAVINGS, ALSO ARE AVAILABLE. CONSULT YOUR TAX PROFESSIONAL TO FIND OUT WHICH TYPES OF ACCOUNTS OR PLANS MAY BE BENEFICIAL FOR YOU, THEN CALL 800-366-6264 FOR INFORMATION ON ANY NEUBERGER BERMAN RETIREMENT ACCOUNT OR PLAN.


o   MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions of Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.


Neuberger Berman Management Inc. applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.


o   PORTFOLIO HOLDINGS POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.


The complete portfolio holdings for each Fund (except Fasciano and Small Cap Growth Funds) are available at https://www.nb.com/nb/mutual_funds_prospectuses 15-30 days after each month-end; the complete portfolio holdings of Fasciano and Small Cap Growth Funds are available 15-30 days after the end of each calendar quarter.

Each Fund's complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted (holdings for Fasciano and Small Cap Growth Funds will



                               36 YOUR INVESTMENT
be available for only 15-30 days). Complete holdings for the Funds will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

o   FUND STRUCTURE

Each Fund uses a "multiple class" structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Institutional Class shares of the Funds.


                               37 YOUR INVESTMENT

--------------------------------------------------------------------------------
NEUBERGER BERMAN EQUITY FUNDS
INSTITUTIONAL CLASS SHARES

No load, sales charges or 12b-1 fees

If you would like further details on these Funds you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- The shareholder reports offer information about each Fund's recent performance, including:


o a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund's performance during the last fiscal year

o   Fund performance data and financial statements
o   portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on these Funds, including:

o   various types of securities and practices, and their risks
o   investment limitations and additional policies
o   information about each Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC

--> OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, 100 F STREET, N.E., WASHINGTON, DC 20549-9303. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-551-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.

--------------------------
   NEUBERBER | BERMAN
--------------------------
 A Lehman Brothers Company



[GRAPHIC OMITTED]

G0014 12/07 SEC file number: 811-582

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SERVICES
800.366.6264

www.nb.com

-------------------------
   NEUBERGER | BERMAN
-------------------------
A LEHMAN BROTHERS COMPANY




PROSPECTUS - DECEMBER 17, 2007




Neuberger Berman
EQUITY FUNDS




INSTITUTIONAL CLASS SHARES
Genesis Fund



These securities,  like the securities of all
mutual  funds,  have  not  been  approved  or
disapproved  by the  Securities  and Exchange
Commission,  and the  Securities and Exchange
Commission   has  not   determined   if  this
prospectus  is  accurate  or  complete.   Any
representation to the contrary is a criminal offense.

CONTENTS
--------------------------------------------------------------------------------

EQUITY FUNDS

Genesis Fund..........................2


YOUR INVESTMENT

Maintaining Your Account..............8

Share Prices..........................9

Distributions and Taxes..............10

Market Timing Policy.................11

Portfolio Holdings Policy............11

Fund Structure.......................11


THIS FUND:

o   is designed for investors with long-term goals in mind
o offers you the opportunity to participate in financial markets through a professionally managed stock portfolio
o also offers the opportunity to diversify your portfolio with a Fund that invests using a value approach
o carries certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
o is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency
o normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.



THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAME IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(c) 2007 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

Neuberger Berman
GENESIS FUND                                               TICKER SYMBOL: NBGIX
--------------------------------------------------------------------------------
This Fund is closed to new investors.


[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $2 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the company's market value has grown beyond $2 billion. The Fund seeks to reduce risk by diversifying among many companies and industries.

The Portfolio Managers generally look for undervalued companies whose current market shares and balance sheets are strong. Factors in identifying these firms may include:

o   above-average returns
o   an established market niche
o circumstances that would make it difficult for new competitors to enter the market
o   the ability to finance their own growth
o   sound future business prospects.

This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with small-cap stocks. At times, the Portfolio Managers may emphasize certain sectors that they believe will benefit from market or economic trends.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.


--> SMALL-CAP STOCKS

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE LAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.


--> VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.

                                 2 GENESIS FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


Stock prices of many smaller companies are based on future expectations. The Portfolio Managers tend to focus on companies whose financial strength is largely based on existing business lines rather than projected growth. While this can help reduce risk, the Fund is still subject to many of the risks of small-cap investing.

The stocks of smaller companies in which the Fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

o   may have a shorter history of operations than larger companies
o   may not have as great an ability to raise additional capital
o may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

To the extent the Portfolio Managers commit a portion of the Fund's assets to mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                                 3 GENESIS FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1997     '98     '99     '00     '01     '02    '03     '04     '05     '06
----------------------------------------------------------------------------

34.89   -6.95    4.24    33.00   12.39  -2.74   32.00   18.98   16.61   7.50


BEST QUARTER: Q3 '97, 20.07%
WORST QUARTER: Q3 '98, -16.43%
Year-to-date performance as of 9/30/2007: 16.69%

--------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*

--------------------------------------------------------------------------------
                                            1 Year       5 Years      10 Years
--------------------------------------------------------------------------------
GENESIS FUND
Return Before Taxes                          7.50        13.87         14.12
Return After Taxes on
Distributions                                6.09        13.38         13.29
Return After Taxes on
Distributions and
Sale of Fund Shares                          6.79        12.16         12.33
Russell 2000 Index                          18.37        11.39          9.44

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTION:
The Russell 2000 Index is an unmanaged index of U.S. small-cap stocks.
--------------------------------------------------------------------------------


* THROUGH 12/15/2000, GENESIS FUND INSTITUTIONAL CLASS WAS ORGANIZED AS A FEEDER FUND IN A MASTER/FEEDER, RATHER THAN A MULTIPLE CLASS, STRUCTURE. PERFORMANCE SHOWN FOR THE PERIODS FROM 7/1999 TO 12/15/2000 IS THAT OF THE PREDECESSOR FEEDER FUND, WHICH HAD AN IDENTICAL INVESTMENT PROGRAM AND THE SAME EXPENSES AS GENESIS FUND INSTITUTIONAL CLASS. PERFORMANCE FROM THE BEGINNING OF THE MEASUREMENT PERIOD ABOVE TO 7/1999 IS THAT OF GENESIS FUND INVESTOR CLASS. BECAUSE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS.


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.

                                 4 GENESIS FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying or selling shares or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE

--------------------------------------------------------------------------------
SHAREHOLDER FEES                                           None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                          0.81
Distribution (12b-1) fees                                  None
Other expenses                                             0.05
Acquired fund fees and expenses***                         0.01
--------------------------------------------------------------------------------
 Total annual operating expenses                           0.87
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                              1 Year    3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
 Expenses                       $89       $278       $482       $1,073
--------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

*** "ACQUIRED FUND FEES AND EXPENSES" ARE FEES AND EXPENSES INCURRED INDIRECTLY BY THE FUND AS A RESULT OF THE INVESTMENT OF ITS UNINVESTED CASH IN A FUND MANAGED BY NEUBERGER BERMAN MANAGEMENT INC. OR AN AFFILIATE.


[GRAPHIC OMITTED]

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.81% of average net assets.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

                                 5 GENESIS FUND

PORTFOLIO MANAGERS

JUDITH M. VALE AND ROBERT W. D'ALELIO are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. Vale and D'Alelio have been senior members of the Small Cap Group since 1992 and 1996, respectively. Ms. Vale has co-managed the Fund's assets since 1994. Mr. D'Alelio joined the firm in 1996 and has co-managed the Fund's assets since 1997.

MICHAEL L. BOWYER AND BRETT S. REINER are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. Bowyer and Reiner have been members of the Small Cap Group since 2001 and 2003, respectively. Mr. Bowyer joined the firm in 1996 and Mr. Reiner in 2000. They are the Associate Portfolio Managers of the Fund.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                                 6 GENESIS FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS



---------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                      2003       2004       2005       2006       2007
---------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
              Share price (NAV) at beginning of year                        26.83      32.00      36.98      46.66      47.95
PLUS:         Income from investment operations
              Net investment income (loss)                                  (0.02)     (0.06)     (0.02)      0.01       0.58
              Net gains (losses) - realized and unrealized                   5.28       5.06      10.91       2.34       7.42
              Subtotal: income from investment operations                    5.26       5.00      10.89       2.35       8.00
MINUS:        Distributions to shareholders
              Income dividends                                                 -          -          -          -        0.78
              Capital gain distributions                                     0.09       0.02       1.21       1.06       3.65
              Subtotal: distributions to shareholders                          -          -          -          -        4.43
EQUALS:       Share price (NAV) at end of year                              32.00      36.98      46.66      47.95      51.52
---------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                                        0.85       0.85       0.85       0.85       0.84
Gross expenses(1)                                                            0.87       0.86       0.85       0.85       0.85
Expenses(2)                                                                  0.85       0.85       0.85       0.85       0.85
Net investment income (loss) - actual                                       (0.08)     (0.17)     (0.06)      0.03       1.19
--------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return(%)(3)                                                          19.68      15.62      29.95       5.05      17.73
Net assets at end of year (in millions of dollars)                          638.2      912.4    1,788.7    2,625.7    3,307.5
Portfolio turnover rate (%)                                                    17         23         11         19         25
---------------------------------------------------------------------------------------------------------------------------------

THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT,
ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT/REPAYMENT AND/OR WAIVER OF A PORTION OF
    INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER/HIGHER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED/RECOUPED CERTAIN EXPENSES AND/OR WAIVED A
    PORTION OF INVESTMENT MANAGEMENT FEES.

                                                          7 GENESIS FUND

Neuberger Berman
YOUR INVESTMENT
--------------------------------------------------------------------------------

o  MAINTAINING YOUR ACCOUNT

Institutional Class shares of the Fund are available to you for investment through retirement savings programs such as pension and profit sharing plans and employee benefit trusts. The minimum initial investment is $5 million. Neuberger Berman Management Inc. reserves the right to waive this minimum investment for certain retirement plans.

To buy or sell Institutional Class shares of the Fund, contact your retirement plan. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The Fund does not issue certificates for shares.

Under certain circumstances, the Fund reserves the right to:

o   suspend the offering of shares
o   reject any purchase order
o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
o suspend or postpone your right to sell Fund shares on days when trading on the New York Stock Exchange (the "Exchange") is restricted, or as otherwise permitted by the Securities and Exchange Commission ("SEC")
o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

o remain open and process orders to purchase or sell Fund shares when the Exchange is closed.


PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

o   in unusual circumstances where the law allows additional time if needed
o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

UNCASHED CHECKS -- When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks.


--> YOUR RETIREMENT PLAN

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUND AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, MOST OF THE INFORMATION YOU'LL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM YOUR RETIREMENT PLAN. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IN EXCHANGE FOR THE SERVICES IT OFFERS, YOUR RETIREMENT PLAN MAY CHARGE FEES, WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS.

                               8 YOUR INVESTMENT

--> ADDITIONAL PAYMENTS TO INVESTMENT PROVIDERS

NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES MAY PAY ADDITIONAL COMPENSATION, OUT OF THEIR OWN RESOURCES AND NOT AS AN EXPENSE OF THE FUND, TO YOUR INVESTMENT PROVIDER OR OTHER FINANCIAL INTERMEDIARIES, INCLUDING AFFILIATES, IN CONNECTION WITH THE SALE, DISTRIBUTION, RETENTION AND/OR SERVICING OF FUND SHARES. IN SOME CASES, THESE PAYMENTS MAY CREATE AN INCENTIVE FOR YOUR INVESTMENT PROVIDER OR ITS EMPLOYEES TO RECOMMEND OR SELL SHARES OF THE FUND TO YOU. IF YOU HAVE PURCHASED SHARES OF THE FUND THROUGH AN INVESTMENT PROVIDER, PLEASE SPEAK WITH YOUR INVESTMENT PROVIDER TO LEARN MORE ABOUT ANY PAYMENTS IT RECEIVES FROM NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES, AS WELL AS FEES AND/OR COMMISSIONS THE INVESTMENT PROVIDER CHARGES. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR INVESTMENT PROVIDER AT THE TIME OF PURCHASE. ANY SUCH PAYMENTS WILL NOT CHANGE THE NET ASSET VALUE OR THE PRICE OF THE FUND'S SHARES. FOR MORE INFORMATION, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.


--> INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR RETIREMENT PLAN ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.

o  SHARE PRICES

Because Institutional Class shares of the Fund do not have a sales charge, the price you pay for each share is the Fund's net asset value per share. Similarly, because the Fund does not charge fees for selling shares, the Fund pays you the full share price (net asset value) when you sell shares. Remember that your retirement plan may charge fees for its services.


The Fund is open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. The Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

The Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). Check with your retirement plan to find out by what time your order must be received so that it can be processed the same day. Depending on when your retirement plan accepts orders, it is possible that the Fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares.


                               9 YOUR INVESTMENT

Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.



--> SHARE PRICE CALCULATIONS

THE PRICE OF AN INSTITUTIONAL CLASS SHARE OF THE FUND IS THE TOTAL VALUE OF THE FUND'S ASSETS ATTRIBUTABLE TO INSTITUTIONAL CLASS SHARES MINUS LIABILITIES ATTRIBUTABLE TO THOSE SHARES, DIVIDED BY THE TOTAL NUMBER OF INSTITUTIONAL CLASS SHARES OUTSTANDING. BECAUSE THE VALUE OF THE FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.


WHEN VALUING PORTFOLIO SECURITIES, THE FUND USES MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.

WHEN THE FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT THE FUND WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND MAY SUBSTITUTE FOR THE MARKET PRICE A FAIR-VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY THE BOARD OF TRUSTEES. THE FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO THE FUND'S NET ASSET VALUE CALCULATION. THE FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT A FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE BOARD OF TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.


o  DISTRIBUTIONS AND TAXES

DISTRIBUTIONS -- The Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year in December.


Consult your retirement plan administrator about whether your income and capital gain distributions from the Fund will be reinvested in additional Institutional Class shares of the Fund or paid to you in cash.


HOW DISTRIBUTIONS ARE TAXED -- Fund distributions to your retirement plan generally are not taxable to you, although withdrawals from your retirement plan generally are subject to tax.

HOW SHARE TRANSACTIONS ARE TAXED -- Your retirement plan's sale (redemption) of Fund shares also generally will not result in a realized taxable gain or loss.

                               10 YOUR INVESTMENT

o  MARKET TIMING POLICY

Frequent purchases and redemptions of Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any purchase order.

Neuberger Berman Management Inc. applies the Fund policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.


o  PORTFOLIO HOLDINGS POLICY

A description of the Fund's policies and procedures with respect to the disclosure of the Fund portfolio securities is available in the Fund's Statement of Additional Information.


The complete portfolio holdings for the Fund are available at https://www.nb.com/nb/mutual_funds_prospectuses 15-30 days after the end of each calendar quarter.

The Fund's complete portfolio holdings will remain available at this website for 15-30 days. Complete holdings for the Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.


o  FUND STRUCTURE

The Fund uses a "multiple class" structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Institutional Class shares of the Fund.


                               11 YOUR INVESTMENT

                                                               [GRAPHIC OMITTED]
________________________________________________________________________________
NEUBERGER BERMAN EQUITY FUNDS
GENESIS FUND INSTITUTIONAL CLASS SHARES

No load, sales charges or 12b-1 fees


If you would like further details on this Fund you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- The shareholder reports offer information about the Fund's recent performance, including:


o a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund's performance during the last fiscal year

o    Fund performance data and financial statements
o    portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on this Fund, including:

o    various types of securities and practices, and their risks
o    investment limitations and additional policies
o    information about the Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC


--> OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, 100 F STREET, N.E., WASHINGTON, DC 20549-9303. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-551-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.


[GRAPHIC OMITTED]  A0089 12/07 SEC file number: 811-582



-------------------------
   NEUBERGER | BERMAN
-------------------------
A LEHMAN BROTHERS COMPANY


Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180

SHAREHOLDER SERVICES
800.877.9700

INSTITUTIONAL SERVICES
800.366.6264

www.nb.com

--------------------------------
NEUBERGER | BERMAN
--------------------------------
A LEHMAN BROTHERS COMPANY



PROSPECTUS - DECEMBER 17, 2007




Neuberger Berman
EQUITY FUNDS




INSTITUTIONAL CLASS SHARES

International Large Cap Fund

Mid Cap Growth Fund

Partners Fund

Real Estate Fund

Regency Fund

Small and Mid Cap Growth Fund

Socially Responsive Fund



These securities,  like the securities of all
mutual  funds,  have  not  been  approved  or
disapproved  by the  Securities  and Exchange
Commission,  and the  Securities and Exchange
Commission   has  not   determined   if  this
prospectus  is  accurate  or  complete.   Any
representation to the contrary is a criminal offense.

CONTENTS
--------------------------------------------------------------------------------

EQUITY FUNDS

International Large Cap Fund...............2

Mid Cap Growth Fund.......................10

Partners Fund.............................16

Real Estate Fund..........................24

Regency Fund..............................32

Small and Mid Cap Growth Fund.............40

Socially Responsive Fund..................46



YOUR INVESTMENT

Share Prices..............................53

Privileges and Services...................54

Distributions and Taxes...................54

Maintaining Your Account..................56

Redemption Fee............................62

Market Timing Policy......................62

Portfolio Holdings Policy.................63

Fund Structure............................63



THESE FUNDS:

o are designed for investors with long-term goals in mind, and for the Real Estate Fund, also for current income
o offer you the opportunity to participate in financial markets through a professionally managed stock portfolio
o carry certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
o are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency

o normally invest at least 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in equity securities.


THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAME IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(c) 2007 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

Neuberger Berman
INTERNATIONAL LARGE CAP FUND                               Ticker Symbol: NILIX
--------------------------------------------------------------------------------

--> GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN COMMON STOCKS OF
FOREIGN COMPANIES.

To pursue this goal, the Fund invests mainly in large-capitalization foreign companies, including companies in developed and emerging industrialized markets. The Fund currently defines large-capitalization companies as those with a market capitalization greater than $2.5 billion at the time of purchase. The Fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The Fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the Portfolio Managers look for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The Portfolio Managers also consider the outlooks for various countries and sectors around the world, examining economic, market, social, and political conditions.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large-capitalization companies without providing shareholders at least 60 days' advance notice.

--> FOREIGN STOCKS

THERE ARE MANY PROMISING OPPORTUNITIES FOR INVESTMENT OUTSIDE THE UNITED STATES. FOREIGN MARKETS OFTEN RESPOND TO DIFFERENT FACTORS AND THEREFORE TEND TO FOLLOW CYCLES THAT ARE DIFFERENT FROM EACH OTHER.

FOR THIS REASON, MANY INVESTORS PUT A PORTION OF THEIR PORTFOLIOS IN FOREIGN INVESTMENTS AS A WAY OF GAINING FURTHER DIVERSIFICATION. WHILE FOREIGN STOCK MARKETS CAN BE RISKY, INVESTORS GAIN AN OPPORTUNITY TO ADD POTENTIAL LONG-TERM GROWTH.

--> GROWTH AND VALUE INVESTING

THE FUND USES A BLEND OF GROWTH AND VALUE STRATEGIES. VALUE INVESTORS SEEK STOCKS TRADING AT BELOW MARKET AVERAGE PRICES BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES BEFORE OTHER INVESTORS DISCOVER THEIR WORTH. GROWTH INVESTORS SEEK COMPANIES THAT ARE ALREADY SUCCESSFUL BUT MAY NOT HAVE REACHED THEIR FULL POTENTIAL.

                         2 INTERNATIONAL LARGE CAP FUND

[GRAPHIC OMITTED]
MAIN RISKS


Most of the Fund's performance depends on what happens in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments. The value of your investment may fall, sometimes sharply, and you could lose money.


Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks and they may also be less liquid. These risks are generally greater in emerging markets. Over a given period of time, foreign stocks may underperform U.S. stocks -- sometimes for years. The Fund could also underperform if the Portfolio Managers invest in countries or sectors whose economic performance falls short.

In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to "time-zone arbitrage". If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in the Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

At times, larger capitalization stocks may lag other types of stocks in performance, which could cause a fund holding these stocks to perform worse than certain other funds over a given time period. Any type of stock may underperform any other during a given period.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. THE FUND MAY USE DERIVATIVES FOR HEDGING AND FOR SPECULATION. HEDGING COULD REDUCE THE FUND'S LOSSES FROM CURRENCY FLUCTUATIONS, BUT COULD ALSO REDUCE ITS GAINS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND


                         3 INTERNATIONAL LARGE CAP FUND

INCREASES ITS RISK OF LOSS. A DERIVATIVE INSTRUMENT, WHETHER USED FOR HEDGING OR SPECULATION, COULD FAIL TO PERFORM AS EXPECTED, CAUSING A LOSS FOR THE FUND.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL, OR OTHER CONDITIONS OR IT RECEIVES LARGE CASH INFLOWS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

                         4 INTERNATIONAL LARGE CAP FUND

[GRAPHIC OMITTED]
PERFORMANCE


When this prospectus was prepared, the Fund had not completed a full calendar year of operations and had no performance information to report. Accordingly, performance charts are not included.



                         5 INTERNATIONAL LARGE CAP FUND

[GRAPHIC OMITTED]
INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares held for more than 60 days, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES
(% of amount redeemed or exchanged)                                 None
--------------------------------------------------------------------------------
These are deducted directly from your investment.
Redemption Fee*                                                     2.00
Exchange Fee*                                                       2.00
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(% of average net assets)**
These are deducted from Fund assets, so you pay them indirectly.
Management fees***                                                  0.70
Distribution (12b-1) fees                                           None
Other expenses                                                      0.30
Acquired fund fees and expenses****                                 0.01
-------------------------------------------------------------------------------
Total annual operating expenses                                     1.01
-------------------------------------------------------------------------------
Minus: Expense reimbursement                                        0.10
--------------------------------------------------------------------------------
Net expenses*****                                                   0.91
--------------------------------------------------------------------------------



EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                              1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Expenses                        $93         $290         $527         $1,207
--------------------------------------------------------------------------------



* THESE FEES ARE CHARGED ON INVESTMENTS HELD 60 DAYS OR LESS, WHETHER FUND SHARES ARE REDEEMED OR EXCHANGED FOR SHARES OF ANOTHER FUND. SEE "REDEMPTION FEE" FOR MORE INFORMATION.

**    THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

***   "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

**** "ACQUIRED FUND FEES AND EXPENSES" ARE FEES AND EXPENSES INCURRED INDIRECTLY BY THE FUND AS A RESULT OF THE INVESTMENT OF ITS UNINVESTED CASH IN A FUND MANAGED BY NEUBERGER BERMAN MANAGEMENT INC. (NBMI) OR AN AFFILIATE.

***** NBMI HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR
      REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2011, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THAT CLASS OF THE FUND ARE LIMITED TO 0.90% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE INSTITUTIONAL CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 0.90% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.



[GRAPHIC OMITTED]
INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.70% of average net assets before reimbursements.


                         6 INTERNATIONAL LARGE CAP FUND

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

                         7 INTERNATIONAL LARGE CAP FUND

PORTFOLIO MANAGERS

BENJAMIN SEGAL is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Segal joined the firms in 1999 and has been the Portfolio Manager of the Fund since its inception in 2006. He has been a Portfolio Manager at Neuberger Berman Management Inc. since 2000, with responsibility for other mutual funds advised by the Manager.

MILU E. KOMER is a Vice President of Neuberger Berman Management Inc. and of Neuberger Berman, LLC. Ms. Komer joined the firms in 2001 and has been the Associate Portfolio Manager of the Fund since its inception in 2006.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                         8 INTERNATIONAL LARGE CAP FUND

[GRAPHIC OMITTED]
FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Year Ended August 31,                                                 2007(1)
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                 Share price (NAV) at beginning of year               10.19
PLUS:            Income from investment operations
                 Net investment income                                 0.19
                 Net gains/losses - realized and unrealized            1.80
                 Subtotal: income from investment operations           1.99
                 Redemption fees                                       0.00
MINUS:           Distributions to shareholders
                 Income dividends                                      0.06
                 Capital gain distributions                            0.01
                 Subtotal: distributions to shareholders               0.07
EQUALS:          Share price (NAV) at end of year                     12.11
--------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                                  0.89(5)
Gross expenses(2)                                                      0.99(5)
Expenses(3)                                                            0.90(5)
Net investment income - actual                                         1.80(5)
--------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
 The turnover rate reflects how actively the Fund bought and sold securities.
 Total return (%)(4)                                                  19.56(6)
 Net assets at end of year (in millions of dollars)                   111.0
 Portfolio turnover rate (%)                                             23(7)
--------------------------------------------------------------------------------


ALL FIGURES HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).


(1) PERIOD FROM 10/6/2006 (BEGINNING OF OPERATIONS) TO 8/31/2007.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(3) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(4) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF THE INVESTMENT MANAGEMENT FEES.

(5) ANNUALIZED.

(6) NOT ANNUALIZED.

(7) PORTFOLIO TURNOVER IS CALCULATED AT THE FUND LEVEL. PERCENTAGE INDICATED WAS CALCULATED FOR THE YEAR ENDED 8/31/2007.


                         9 INTERNATIONAL LARGE CAP FUND



Neuberger Berman
MID CAP GROWTH FUND                                       Ticker Symbol: NBMTX
(Formerly Neuberger Berman Manhattan Fund)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, he looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as:

o   financial condition (such as debt to equity ratio)
o   market share and competitive leadership of the company's products
o   earnings growth relative to competitors
o market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in mid-capitalization companies without providing shareholders at least 60 days' advance notice.

--> MID-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

--> GROWTH INVESTING

FOR GROWTH INVESTORS, THE AIM IS TO INVEST IN COMPANIES THAT ARE ALREADY SUCCESSFUL BUT COULD BE EVEN MORE SO. OFTEN, THESE STOCKS ARE IN EMERGING OR RAPIDLY GROWING INDUSTRIES. ACCORDINGLY, THE FUND AT TIMES MAY INVEST A GREATER PORTION OF ITS ASSETS IN PARTICULAR INDUSTRIES OR SECTORS THAN OTHER FUNDS DO.

WHILE MOST GROWTH STOCKS ARE KNOWN TO INVESTORS, THEY MAY NOT YET HAVE REACHED THEIR FULL POTENTIAL. THE GROWTH INVESTOR LOOKS FOR INDICATIONS OF CONTINUED SUCCESS.

                             10 MID CAP GROWTH FUND

[GRAPHIC OMITTED]
MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


By focusing on mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                             11 MID CAP GROWTH FUND

[GRAPHIC OMITTED]
PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year*
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
--------------------------------------------------------------------------------


29.20   16.39   50.76  -11.42   -29.66  -31.23  30.57   16.22   13.38   14.59


BEST QUARTER: Q4 '99, 49.01%
WORST QUARTER: Q3 '01, -30.09%
Year-to-date performance as of 9/30/2007: 24.36%


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*


--------------------------------------------------------------------------------
                                        1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
 MID CAP GROWTH FUND
 Return Before Taxes                    14.59       6.28      6.72
 Return After Taxes on
 Distributions                          14.59       6.28      4.81
 Return After Taxes on
 Distributions and
 Sale of Fund Shares                     9.49       5.43      5.15
 Russell Midcap Growth Index            10.66       8.22      8.62
 Russell Midcap Index                   15.26      12.88     12.14

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks.
The Russell Midcap Index is an unmanaged index of U.S. mid-cap stocks.
--------------------------------------------------------------------------------


* THE ABOVE PERFORMANCE IS THAT OF THE MID CAP GROWTH FUND INVESTOR CLASS (FORMERLY KNOWN AS MANHATTAN FUND INVESTOR CLASS). BECAUSE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS.

--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.


AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. MID-CAP EQUITY MARKET AND OF THE PORTION OF THE MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.

BECAUSE THE FUND HAD A POLICY OF INVESTING IN STOCKS OF ALL CAPITALIZATIONS AND USED A COMPARATIVELY MORE VALUE-ORIENTED INVESTMENT APPROACH PRIOR TO JULY 1997, ITS PERFORMANCE DURING THAT TIME MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.


                             12 MID CAP GROWTH FUND

[GRAPHIC OMITTED]
INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE

--------------------------------------------------------------------------------
SHAREHOLDER FEES                                             None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                            0.69
Distribution (12b-1) fees                                    None
Other expenses                                               0.35
--------------------------------------------------------------------------------
Total annual operating expenses                              1.04
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                 0.29
--------------------------------------------------------------------------------
Net expenses***                                              0.75
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                              1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Expenses                        $77         $240         $485        $1,188
--------------------------------------------------------------------------------

*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

*** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2011 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THAT CLASS OF THE FUND ARE LIMITED TO 0.75% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE INSTITUTIONAL CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 0.75% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.


[GRAPHIC OMITTED]
INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.69% of average net assets before reimbursements.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


                             13 MID CAP GROWTH FUND

PORTFOLIO MANAGER

KENNETH J. TUREK, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985. Mr. Turek has managed the Fund since January 2003.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

                             14 MID CAP GROWTH FUND

[GRAPHIC OMITTED]
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Year Ended August 31,                                                  2007(1)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
               Share price (NAV) at beginning of year                  9.97
PLUS:          Income from investment operations
               Net investment loss                                    (0.01)
               Net gains (losses) - realized and unrealized            0.59
               Subtotal: income from investment operations             0.58
MINUS:         Distributions to shareholders
               Capital gain distributions                                -
               Subtotal: distributions to shareholders                   -
EQUALS:        Share price (NAV) at end of year                       10.55
--------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain
expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                                  0.74(5)
Gross Expenses(2)                                                      1.03(5)
Expenses(3)                                                            0.75(5)
Net investment loss - actual                                          (0.25)(5)
--------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(4)                                                    5.82(6)
Net assets at end of year (in millions of dollars)                     18.1
Portfolio turnover rate (%)                                              49(7)
--------------------------------------------------------------------------------

THE FIGURES ABOVE HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).


(1) PERIOD FROM 4/19/2007 (BEGINNING OF OPERATIONS) TO 8/31/2007.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF THE INVESTMENT MANAGEMENT FEES.

(3) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS

(4) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF THE INVESTMENT MANAGEMENT FEES.

(5) ANNUALIZED.

(6) NOT ANNUALIZED.

(7) PORTFOLIO TURNOVER IS CALCULATED AT THE FUND LEVEL. PERCENTAGE INDICATED WAS CALCULATED FOR THE YEAR ENDED 8/31/2007.


                             15 MID CAP GROWTH FUND

Neuberger Berman
PARTNERS FUND                                              Ticker Symbol: NBPIX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

The Portfolio Manager looks for well-managed companies with strong balance sheets whose stock prices are undervalued. Factors in identifying these firms may include:

o   historical low valuation
o strong fundamentals, such as a company's financial, operational, and competitive positions
o   relatively high operating profit margins and returns.

The Portfolio Manager may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

While the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> MID- AND LARGE-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY PERFORMED MORE LIKE SMALL-CAPS THAN LIKE LARGE-CAPS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER ATTRACTIVE LONG-TERM RETURNS.

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. COMPARED TO MID-CAP COMPANIES, THEY MAY BE LESS RESPONSIVE TO CHANGE, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF MID-CAP COMPANIES, OFTEN WITH LOWER VOLATILITY.

--> FOREIGN STOCKS

THERE ARE MANY PROMISING OPPORTUNITIES FOR INVESTMENT OUTSIDE THE UNITED STATES. FOREIGN MARKETS OFTEN RESPOND TO DIFFERENT FACTORS AND THEREFORE TEND TO FOLLOW CYCLES THAT ARE DIFFERENT FROM EACH OTHER.

FOR THIS REASON, MANY INVESTORS PUT A PORTION OF THEIR PORTFOLIOS IN FOREIGN INVESTMENTS AS A WAY OF GAINING FURTHER DIVERSIFICATION. WHILE FOREIGN STOCK MARKETS CAN BE RISKY, INVESTORS GAIN AN OPPORTUNITY TO ADD POTENTIAL LONG-TERM GROWTH.


                                16 PARTNERS FUND

--> VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.

                                17 PARTNERS FUND

[GRAPHIC OMITTED]
MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.


The Fund's value investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one economic sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

The Fund may invest in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments.


Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks and they may also be less liquid.

In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to "time-zone arbitrage". If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in the Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.


                                18 PARTNERS FUND

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.


WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                                19 PARTNERS FUND

[GRAPHIC OMITTED]
PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year*

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
1997    '98     '99    '00     '01     '02    '03    '04     '05      '06
--------------------------------------------------------------------------------

29.23   6.28   7.80    0.57   -3.02  -24.82  35.87   19.21   17.99   13.30


BEST QUARTER: Q2 '03, 20.37%
WORST QUARTER: Q3 '02, -21.32%
Year-to-date performance as of 9/30/2007: 8.85%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*


                                          1 Year    5 Years   10 Years
PARTNERS FUND
Return Before Taxes                       13.30      10.24      8.92
Return After Taxes on
Distributions                             12.99       9.95      7.35
Return After Taxes on
Distributions and
Sale of Fund Shares                        9.06       8.89      7.02
Russell 1000 Value Index                  22.25      10.86     11.00
S&P 500 Index                             15.78       6.19      8.42

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks. The S&P 500 Index is an unmanaged index of U.S. stocks.
--------------------------------------------------------------------------------


* PERFORMANCE FROM THE BEGINNING OF THE MEASUREMENT PERIOD ABOVE TO 6/6/2006 IS THAT OF THE PARTNERS FUND INVESTOR CLASS. BECAUSE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS.

--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. EQUITY MARKET AND OF THE PORTION OF THE MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.

                                20 PARTNERS FUND

[GRAPHIC OMITTED]
INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE

--------------------------------------------------------------------------------
SHAREHOLDER FEES                                           None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                          0.60
Distribution (12b-1)                                       None
fees
Other expenses                                             0.06
--------------------------------------------------------------------------------
Total annual operating expenses                            0.66
--------------------------------------------------------------------------------

EXPENSE EXAMPLE

 The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                            1 Year       3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Expenses                      $67          $211           $368           $822
--------------------------------------------------------------------------------



*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.


[GRAPHIC OMITTED]
INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.60% of average net assets.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

                                21 PARTNERS FUND

PORTFOLIO MANAGER

S. BASU MULLICK is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been a fund manager at Neuberger Berman Management Inc. and has managed the Fund since 1998.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

                                22 PARTNERS FUND

[GRAPHIC OMITTED]
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Year Ended August 31,                                          2006(1)     2007
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
              Share price (NAV) at beginning of year           28.12      28.72
PLUS:         Income from investment operations
              Net investment income                             0.19       0.19
              Net gains (losses) - realized and unrealized      0.41       3.96
              Subtotal: income from investment operations       0.60       4.15
MINUS:        Distributions to shareholders
              Income dividends                                    -        0.08
              Capital gain distributions                          -        0.51
              Subtotal: distributions to shareholders             -        0.59
EQUALS:       Share price (NAV) at end of year                 28.72      32.28
--------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement/ repayment and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                           0.69(2)    0.65
Gross expenses(3)                                               0.96(2)    0.65
Expenses(4)                                                     0.70(2)    0.66
Net investment income - actual                                  2.85(2)    0.59
--------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(5)                                             2.13(6)   14.49
Net assets at end of year (in millions of dollars)             130.5      133.5
Portfolio turnover rate (%)                                       33(6)      47


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) PERIOD FROM 6/7/2006 (BEGINNING OF OPERATIONS) TO 8/31/2006.

(2) ANNUALIZED.

(3) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT/REPAYMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(4) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(5) WOULD HAVE BEEN LOWER/HIGHER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED/RECOUPED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

(6) NOT ANNUALIZED.

                                23 PARTNERS FUND

Neuberger Berman
REAL ESTATE FUND                                            Ticker Symbol: NBRIX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
GOAL & STRATEGY

THE FUND SEEKS TOTAL RETURN THROUGH INVESTMENT IN REAL ESTATE SECURITIES, EMPHASIZING BOTH CAPITAL APPRECIATION AND CURRENT INCOME.

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by real estate investment trusts ("REITs") and common stocks and other securities issued by other real estate companies. The Fund defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate. A REIT is a company dedicated to owning, and usually operating, income-producing real estate, or to financing real estate.

The Fund may invest up to 20% of its net assets in debt securities. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or Standard & Poor's or, if unrated by either of these, deemed by the Portfolio Managers to be of comparable quality.

The Portfolio Managers make investment decisions through a fundamental analysis of each company. The Portfolio Managers review each company's current financial condition and industry position, as well as economic and market conditions. In doing so, they evaluate the company's growth potential, earnings estimates and quality of management, as well as other factors.

The Fund normally seeks to invest for the long-term, but it may sell securities regardless of how long they have been held if the Portfolio Managers find an opportunity they believe is more compelling, or if the Portfolio Managers' outlook on the company or the market changes. Active trading may cause the Fund to have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in equity securities issued by REITs and common stocks and other securities issued by other real estate companies, without providing shareholders at least 60 days' advance notice. This test and the test of whether a company is a real estate company are applied at the time the Fund invests; later percentage changes caused by a change in market values or company circumstances will not require the Fund to dispose of a holding.

--> SMALL- AND MID-CAP COMPANIES

REITS TEND TO BE SMALL- TO MID-CAP COMPANIES IN RELATION TO THE EQUITY MARKETS AS A WHOLE. REIT SHARES, THEREFORE, CAN BE MORE VOLATILE THAN, AND PERFORM DIFFERENTLY FROM, LARGE-CAP COMPANY STOCKS. SMALLER REAL ESTATE COMPANIES OFTEN HAVE NARROWER MARKETS AND MORE LIMITED MANAGERIAL AND FINANCIAL RESOURCES THAN LARGER COMPANIES. THERE MAY ALSO BE LESS TRADING IN A SMALL- OR MID-CAP COMPANY'S STOCK, WHICH MEANS THAT BUY AND SELL TRANSACTIONS IN THAT STOCK COULD HAVE A LARGER IMPACT ON THE STOCK'S PRICE THAN IS THE CASE WITH LARGE-CAP COMPANY STOCKS.

--> REAL ESTATE INVESTMENT TRUSTS

A REIT IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTERESTS. REITS ARE NOT TAXED ON INCOME AND GAINS THAT ARE DISTRIBUTED TO SHAREHOLDERS,` PROVIDED THEY COMPLY WITH CERTAIN REQUIREMENTS OF THE INTERNAL REVENUE CODE.

                              24 REAL ESTATE FUND

REITS ARE GENERALLY CLASSIFIED AS EQUITY REITS, MORTGAGE REITS AND HYBRID REITS. EQUITY REITS INVEST THE MAJORITY OF THEIR ASSETS DIRECTLY IN REAL PROPERTY, DERIVE THEIR INCOME PRIMARILY FROM RENTS AND CAN ALSO REALIZE CAPITAL GAINS BY SELLING PROPERTIES THAT HAVE APPRECIATED IN VALUE. MORTGAGE REITS INVEST THE MAJORITY OF THEIR ASSETS IN REAL ESTATE MORTGAGES AND DERIVE THEIR INCOME PRIMARILY FROM INTEREST PAYMENTS. HYBRID REITS COMBINE THE CHARACTERISTICS OF BOTH EQUITY AND MORTGAGE REITS.

                              25 REAL ESTATE FUND

[GRAPHIC OMITTED]
MAIN RISKS


Most of the Fund's performance depends on what happens in the stock and real estate markets. The markets' behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


Although the Fund will not invest in real estate directly, it concentrates its assets in the real estate industry, so your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in the real estate industry, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Fund may at times be more concentrated in particular sub-sectors of the real estate business -- e.g., apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income and gains under the federal tax law.

The value of debt securities tends to rise when market interest rates fall and fall when market interest rates rise. This effect is generally more pronounced the longer the maturity of a debt security.

If the Fund invests in lower-rated bonds, it will be subject to their risks, including the risk its holdings may fluctuate more widely in price and yield than investment-grade bonds, fall in price when the economy is weak or expected to become weak, be difficult to sell at the time and price the Fund desires, or carry higher transaction costs. Performance may also suffer if an issuer of bonds held by the Fund defaults on payment of its debt obligations.

The Fund is subject to interest rate risk, which is the risk that REIT and other real estate company share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Some of the REIT and other real estate company securities in which the Fund invests may be preferred stock that receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile.

The Fund can invest up to 15% of its net assets in illiquid securities. These securities may be more difficult to dispose of at the price at which the Fund is carrying them. Judgment also plays a greater role in pricing these securities than it does for securities having more active markets.


                              26 REAL ESTATE FUND

The Fund is non-diversified. This means that the percentage of the Fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the Fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                              27 REAL ESTATE FUND

[GRAPHIC OMITTED]
PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

     YEAR-BY-YEAR % RETURNS as of 12/31 each year*


[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
1997     '98     '99      '00     '01     '02     '03     '04     '05     '06
--------------------------------------------------------------------------------


                                                 39.96   31.68   13.08   37.83


BEST QUARTER: Q4 '04, 16.53%
WORST QUARTER: Q1 '05, -6.88%
Year-to-date performance as of 9/30/2007: -6.68%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*

--------------------------------------------------------------------------------

                                                         Since Inception
                                               1 Year       5/1/2002
 REAL ESTATE FUND
 Return Before Taxes                            37.83      25.20
 Return After Taxes on
 Distributions                                  34.90      21.56
 Return After Taxes on
 Distributions and
 Sale of Fund Shares                            26.01      20.35
 FTSE NAREIT Equity REITs
 Index                                          35.06      22.68

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTION:
The FTSE NAREIT Equity REITs Index is an unmanaged index of all equity REITs currently listed on the New York Stock Exchange, NASDAQ National Market System and the American Stock Exchange.


* THE ABOVE PERFORMANCE IS THAT OF REAL ESTATE FUND TRUST CLASS. BECAUSE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE TRUST CLASS.

-->  PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED INDEX OF THE EQUITY REIT MARKET. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.

                              28 REAL ESTATE FUND

[GRAPHIC OMITTED]
INVESTOR EXPENSES


The Fund does not charge you any fees for buying, selling, or exchanging shares held for more than 60 days, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE



--------------------------------------------------------------------------------
 SHAREHOLDER FEES
 (% of amount redeemed or exchanged)                         None
--------------------------------------------------------------------------------
These are deducted directly from your investment.
Redemption Fee*                                              1.00
Exchange Fee*                                                1.00
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES
(% of average net assets)**
These are deducted from Fund assets,
so you pay them indirectly
Management fees***                                           0.95
Distribution (12b-1) fees                                    None
Other expenses                                               0.22
--------------------------------------------------------------------------------
Total annual operating expenses                              1.17
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                 0.31
--------------------------------------------------------------------------------
Net expenses****                                             0.86
--------------------------------------------------------------------------------



EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.



--------------------------------------------------------------------------------
                                      1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Expenses                               $88       $274       $477       $1,061
--------------------------------------------------------------------------------


* THESE FEES ARE CHARGED ON INVESTMENTS HELD 60 DAYS OR LESS, WHETHER FUND SHARES ARE REDEEMED OR EXCHANGED FOR SHARES OF ANOTHER FUND. SEE "REDEMPTION FEE" FOR MORE INFORMATION.

** THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES ADJUSTED TO REFLECT ANTICIPATED NET ASSETS AND A DECREASE IN THE MANAGEMENT FEE EFFECTIVE JULY 1, 2007.

***   "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

**** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2018 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THAT CLASS OF THE FUND ARE LIMITED TO 0.85% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE INSTITUTIONAL CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 0.85% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.



[GRAPHIC OMITTED]
INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, theNeuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management fees paid to the Manager were 0.84% of average net assets before reimbursements. The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Institutional Class of the Fund.


                              29 REAL ESTATE FUND

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

PORTFOLIO MANAGERS

STEVEN R. BROWN is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has managed the Fund's assets since 2002. From 1997 to 2002 he was a co-portfolio manager of a comparable fund at an investment firm specializing in securities of REITs.

STEVE S. SHIGEKAWA is a Vice President of Neuberger Berman Management Inc. and of Neuberger Berman, LLC. He has been an Associate Portfolio Manager of the Fund since December 2005, and prior to that, was an analyst since 2002. He held associate analyst positions at two other investment firms from 2000 to 2002.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                              30 REAL ESTATE FUND

[GRAPHIC OMITTED]
FINANCIAL HIGHLIGHTS


---------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                          2003      2004       2005       2006       2007
---------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
            Share price (NAV) at beginning of year             9.81      11.49      14.13      14.73      15.69
PLUS:       Income from investment operations
            Net investment income                              0.31       0.26       0.19       0.20       0.17
            Net gains (losses) - realized and unrealized       1.75       3.17       3.28       3.39      (0.09)
            Subtotal: income from investment operations        2.06       3.43       3.47       3.59       0.08
            Redemption fees                                    0.00       0.01       0.00       0.00       0.00
MINUS:      Distributions to shareholders
            Income dividends                                   0.38       0.28       0.23       0.27       0.19
            Capital gain distributions                           -        0.52       2.64       2.36       1.37
            Subtotal: distributions to shareholders            0.38       0.80       2.87       2.63       1.56
EQUALS:     Share price (NAV) at end of year                  11.49      14.13      14.73      15.69      14.21
---------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                          1.50       1.47       1.48       1.09       0.97
Gross expenses(1)                                              2.19       1.93       1.86       1.90       1.59
Expenses(2)                                                    1.50       1.50       1.50       1.11       0.99
Net investment income - actual                                 3.10       2.05       1.40       1.39       1.06
---------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)                                           21.70      31.03      27.06      28.50      (0.43)
Net assets at end of year (in millions of dollars)             31.2       40.1       46.8       86.7      110.4
Portfolio turnover rate (%)                                      85        148        129         97         99
---------------------------------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE ARE FROM THE REAL ESTATE TRUST CLASS. THE ABOVE FIGURES HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).


(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.



                              31 REAL ESTATE FUND

Neuberger Berman
REGENCY FUND                                            Ticker Symbol: NBRTX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.


To pursue this goal, the Fund invests mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.


The Portfolio Manager looks for undervalued companies with high-quality businesses. Factors in identifying these firms may include:

o   historical low valuation
o   above-average returns on invested capital
o   solid balance sheets.

This approach is designed to let the Fund benefit from potential increases in stock prices while limiting the risks typically associated with stocks. At times, the Portfolio Manager may emphasize certain sectors that he believes will benefit from market or economic trends.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

While the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> MID-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

--> FOREIGN STOCKS

THERE ARE MANY PROMISING OPPORTUNITIES FOR INVESTMENT OUTSIDE THE UNITED STATES. FOREIGN MARKETS OFTEN RESPOND TO DIFFERENT FACTORS AND THEREFORE TEND TO FOLLOW CYCLES THAT ARE DIFFERENT FROM EACH OTHER.

FOR THIS REASON, MANY INVESTORS PUT A PORTION OF THEIR PORTFOLIOS IN FOREIGN INVESTMENTS AS A WAY OF GAINING FURTHER DIVERSIFICATION. WHILE FOREIGN STOCK MARKETS CAN BE RISKY, INVESTORS GAIN AN OPPORTUNITY TO ADD POTENTIAL LONG-TERM GROWTH.

                                32 REGENCY FUND

--> VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.

                                33 REGENCY FUND

[GRAPHIC OMITTED]
MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


By focusing on mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

The Fund's value investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one economic sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

The Fund may invest in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments.


Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks and they may also be less liquid.

In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to "time-zone arbitrage". If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in the Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

                                34 REGENCY FUND

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.


WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                                35 REGENCY FUND

[GRAPHIC OMITTED]
PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


     YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
1997     '98     '99     '00     '01     '02     '03     '04    '05     '06
--------------------------------------------------------------------------------

                        31.24  -2.34   -11.69   35.88   22.34   12.42   11.55


BEST QUARTER: Q4 '03, 14.83%
WORST QUARTER: Q3 '02, -15.37%
Year-to-date performance as of 9/30/2007: 6.36%
--------------------------------------------------------------------------------



     AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*
--------------------------------------------------------------------------------

                                                                     Since
                                                                   Inception
                                              1 Year     5 Year    (6/1/1999)
REGENCY FUND
Return Before Taxes                            11.55      12.98      13.32
Return After Taxes on
Distributions                                  11.38      12.41      12.04
Return After Taxes on
Distributions and
Sale of Fund Shares                             7.75      11.28      11.14
Russell Midcap Value
Index                                          20.22      15.88      12.16
Russell Midcap Index                           15.26      12.88      10.10

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell Midcap Value Index is an unmanaged index of U.S. mid-cap value stocks. The Russell Midcap Index is an unmanaged index of U.S. mid-cap stocks.
--------------------------------------------------------------------------------


* THE ABOVE PERFORMANCE IS THAT OF THE REGENCY FUND INVESTOR CLASS. BECAUSE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS.


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE U.S. MID-CAP EQUITY MARKET AND OF THE PORTION OF THAT MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.

                                36 REGENCY FUND

[GRAPHIC OMITTED]
INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                               0.70
Distribution (12b-1) fees                                       None
Other expenses                                                  0.26
--------------------------------------------------------------------------------
Total annual operating expenses                                 0.96
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                    0.10
--------------------------------------------------------------------------------
Net expenses***                                                 0.86
--------------------------------------------------------------------------------



EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Expenses                      $88       $274       $500       $1,149
--------------------------------------------------------------------------------


* THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES ADJUSTED TO REFLECT ANTICIPATED NET ASSETS.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

*** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2011 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND ARE LIMITED TO 0.85% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE INSTITUTIONAL CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 0.85% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.



[GRAPHIC OMITTED]
INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management fees paid to the Manager were 0.55% of average net assets before reimbursements. The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Fund.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

                                37 REGENCY FUND

PORTFOLIO MANAGER

S. BASU MULLICK is a Vice President of Neuberger Berman Management Inc., and a Managing Director of Neuberger Berman, LLC. He has managed the Fund since 2005 and has been a fund manager at Neuberger Berman Management Inc. since 1998. He previously co-managed the Fund from its inception in 1999 to 2000.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

                                38 REGENCY FUND

[GRAPHIC OMITTED]
FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------------------------------------------------------
                         Year Ended August 31,                              2003       2004       2005       2006       2007
--------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                         Share price (NAV) at beginning of year             10.58      12.14      14.44      17.37      16.52
PLUS:                    Income from investment operations
                         Net investment income (loss)                      (0.03)      (0.03)      0.01       0.13       0.13
                         Net gains (losses) - realized and unrealized        1.59       2.33       4.08       0.39       2.19
                         Subtotal: income from investment operations         1.56       2.30       4.09       0.52       2.32
MINUS:                   Distributions to shareholders
                         Income dividends                                      -          -          -        0.06       0.10
                         Capital gain distributions                            -          -        1.16       1.31       0.09
                         Subtotal: distributions to shareholders               -          -        1.16       1.37       0.19
EQUALS:                  Share price (NAV) at end of year                   12.14      14.44      17.37      16.52      18.65
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                                        1.50       1.49       1.20       1.11       1.08
Gross expenses(1)                                                            1.57       1.42       1.18       1.12       1.08
Expenses(2)                                                                  1.50       1.50       1.21       1.12       1.09
Net investment income (loss) - actual                                       (0.30)     (0.22)      0.09       0.75       0.72
--------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)                                                         14.74      18.95      29.26       2.94      14.10
Net assets at end of year (in millions of dollars)                           20.1       33.5      107.9      111.1       99.9
Portfolio turnover rate (%)                                                    73         62         91         52         80
--------------------------------------------------------------------------------------------------------------------------------



THE FIGURES ABOVE ARE FROM THE REGENCY FUND INVESTOR CLASS. ALL FIGURES FOR THE FISCAL YEAR 2003 WERE AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THAT YEAR. THE FIGURES FOR FISCAL YEARS 2004 AND THEREAFTER HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).


(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT/REPAYMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER/HIGHER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED/RECOUPED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

                                39 REGENCY FUND

Neuberger Berman
SMALL AND MID CAP GROWTH FUND                           Ticker Symbol: NBAIX
(Formerly Neuberger Berman All Cap Growth Fund)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.


To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small- and mid- capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell 2500 Index at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, they look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Managers analyze such factors as:

o   financial condition (such as debt to equity ratio);
o   market share and competitive leadership of the company's products;
o   earnings growth relative to competitors;
o market valuation in comparison to the stock's own historical norms and the stocks of other companies.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in common stock of small- and mid-capitalization companies without providing shareholders at least 60 days'advance notice.

--> MID AND SMALL CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.


HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE PAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.

--> GROWTH INVESTING

FOR GROWTH INVESTORS, THE AIM IS TO INVEST IN COMPANIES THAT ARE ALREADY SUCCESSFUL BUT COULD BE EVEN MORE SO. OFTEN, THESE STOCKS ARE IN EMERGING OR RAPIDLY GROWING INDUSTRIES. ACCORDINGLY, THE FUND AT TIMES MAY INVEST A GREATER PORTION OF ITS ASSETS IN PARTICULAR INDUSTRIES OR SECTORS THAN OTHER FUNDS DO.

WHILE MOST GROWTH STOCKS ARE KNOWN TO INVESTORS, THEY MAY NOT YET HAVE REACHED THEIR FULL POTENTIAL. THE GROWTH INVESTOR LOOKS FOR INDICATIONS OF CONTINUED SUCCESS.

                        40 SMALL AND MID CAP GROWTH FUND

[GRAPHIC OMITTED]
MAIN RISKS


Most of the Fund's performance depends on what happens in the stock markets. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.

Because the Fund emphasizes small- and mid-cap stocks, it takes on the associated risks. At any given time, either of these market capitalizations may be out of favor with investors. If the Fund emphasizes a certain market capitalization, it could perform worse than certain other funds over a given time period. By investing in small- and mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns or when small- and/or mid-cap stocks are out of favor
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

In addition smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies, and these companies:

o   may have a shorter history of operations than larger companies;
o   may not have as great an ability to raise additional capital;
o may have a less diversified product line, making them more susceptible to market pressure.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

                        41 SMALL AND MID CAP GROWTH FUND

[GRAPHIC OMITTED]
PERFORMANCE

When this prospectus was prepared, the Fund had not completed a full calendar year of operations and had no performance information to report. Accordingly, performance charts are not included.


                        42 SMALL AND MID CAP GROWTH FUND

[GRAPHIC OMITTED]
INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE

--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                               0.70
Distribution (12b-1) fees                                       None
Other expenses                                                  2.63
Acquired fund fees and expenses***                              0.01
--------------------------------------------------------------------------------
 Total annual operating expenses                                3.34
--------------------------------------------------------------------------------
 Minus: Expense reimbursement                                   2.57
--------------------------------------------------------------------------------
 Net expenses****                                               0.77
--------------------------------------------------------------------------------



EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
 Expenses                       $79       $246       $1,015     $3,052
--------------------------------------------------------------------------------


* THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES ADJUSTED TO REFLECT ANTICIPATED NET ASSETS.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

*** "ACQUIRED FUND FEES AND EXPENSES" ARE FEES AND EXPENSES INCURRED INDIRECTLY BY THE FUND AS A RESULT OF THE INVESTMENT OF ITS UNINVESTED CASH IN A FUND MANAGED BY NEUBERGER BERMAN MANAGEMENT INC. (NBMI) OR AN AFFILIATE.

**** NBMI HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2011, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THAT CLASS OF THE FUND ARE LIMITED TO 0.75% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE INSTITUTIONAL CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 0.75% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.



[GRAPHIC OMITTED]
INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the period ended 8/31/2007, the management fees paid to the Manager were 0.55% of average net assets before reimbursement. The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Institutional Class of the Fund.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

                        43 SMALL AND MID CAP GROWTH FUND

PORTFOLIO MANAGERS

The Fund is managed by a team consisting of the following Portfolio Managers:

DAVID H. BURSHTAN, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has managed two equity mutual funds and other equity portfolios for another investment manager from 1999-2002. Mr. Burshtan has been Portfolio Manager of the Fund since its inception.

KRISTINA KALEBICH, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, and a Managing Director and Portfolio Specialist for the Chicago Growth Equity Group with the Investment Management Division of Lehman Brothers, has been a product specialist for another investment manager from 1998-2002. Ms. Kalebich has been Portfolio Manager of the Fund since its inception.

KENNETH J. TUREK, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has managed or co-managed other equity mutual funds and equity portfolios for several other investment managers since 1985. Mr. Turek has been Portfolio Manager of the Fund since its inception.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                        44 SMALL AND MID CAP GROWTH FUND

[GRAPHIC OMITTED]
FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Year Ended August 31,                                            2007(1)
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
               Share price (NAV) at beginning of year           10.00
PLUS:          Income from investment operations
               Net investment income                            (0.04)
               Net gains/losses - realized and unrealized        2.70
               Subtotal: income from investment                  2.66
               operations
MINUS:         Distributions to shareholders
               Income dividends                                  0.06
EQUALS:        Share price (NAV) at end of year                 12.60
--------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                            1.08(2)
Gross expenses(3)                                                3.66(2)
Expenses(4)                                                      1.10(2)
Net investment income - actual                                  (0.34)(2)
--------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(5)                                             26.65(6)
Net assets at end of year (in millions of dollars)                8.5
Portfolio turnover rate (%)                                       110(6)



THE FIGURES ABOVE ARE FROM THE SMALL AND MID CAP GROWTH FUND TRUST CLASS (FORMERLY ALL CAP GROWTH FUND). ALL FIGURES HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) PERIOD FROM 9/5/2006 (BEGINNING OF OPERATIONS) TO 8/31/2007.

(2) ANNUALIZED.

(3) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(4) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(5) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

(6) NOT ANNUALIZED.


                        45 SMALL AND MID CAP GROWTH FUND

Neuberger Berman
SOCIALLY RESPONSIVE FUND                                   Ticker Symbol: NBSTX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN SECURITIES OF COMPANIES THAT MEET THE FUND'S FINANCIAL CRITERIA AND SOCIAL POLICY.

To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection. They seek to identify stocks in well-positioned businesses that they believe are undervalued in the market. They look for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors. Among companies that meet these criteria, the Portfolio Managers look for those that show leadership in three areas:

o   environmental concerns
o   diversity in the work force
o   progressive employment and workplace practices, and community relations.

The Portfolio Managers typically also look at a company's record in public health and the nature of its products. The Portfolio Managers judge firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the Fund endeavors to avoid companies that derive revenue from gambling or the production of alcohol, tobacco, weapons, or nuclear power. The Fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. While the Fund does not intend to change its strategy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities selected in accordance with its social policy, it may do so if it provides shareholders at least 60 days' advance notice.

--> MID- AND LARGE-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY PERFORMED MORE LIKE SMALL-CAPS THAN LIKE LARGE-CAPS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER ATTRACTIVE LONG-TERM RETURNS.

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. COMPARED TO MID-CAP COMPANIES, THEY MAY BE LESS RESPONSIVE TO CHANGE, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF MID-CAP COMPANIES, OFTEN WITH LOWER VOLATILITY.

--> SOCIAL INVESTING

FUNDS THAT FOLLOW SOCIAL POLICIES SEEK SOMETHING IN ADDITION TO ECONOMIC SUCCESS. THEY ARE DESIGNED TO ALLOW INVESTORS TO PUT THEIR MONEY TO WORK AND ALSO SUPPORT COMPANIES THAT FOLLOW PRINCIPLES OF GOOD CORPORATE CITIZENSHIP.


                          46 SOCIALLY RESPONSIVE FUND

[GRAPHIC OMITTED]
VALUATION SENSITIVE INVESTING

IN ADDITION TO TRADITIONAL VALUE INVESTING - I.E., LOOKING FOR VALUE AMONG COMPANIES WHOSE STOCK PRICES ARE BELOW THEIR HISTORICAL AVERAGE, BASED ON EARNINGS, CASH FLOW, OR OTHER FINANCIAL MEASURES - WE MAY ALSO BUY A COMPANY'S SHARES IF THEY LOOK MORE FULLY PRICED BASED ON WALL STREET CONSENSUS ESTIMATES OF EARNINGS, BUT STILL INEXPENSIVE RELATIVE TO OUR ESTIMATES. WE LOOK FOR THESE COMPANIES TO RISE IN PRICE AS THEY OUTPERFORM WALL STREET'S EXPECTATIONS, BECAUSE SOME ASPECTS OF THE BUSINESS HAVE NOT BEEN FULLY APPRECIATED OR APPROPRIATELY PRICED BY OTHER INVESTORS.


                          47 SOCIALLY RESPONSIVE FUND

[GRAPHIC OMITTED]
MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


The Fund's social policy could cause it to underperform similar funds that do not have a social policy. Among the reasons for this are:

o undervalued stocks that do not meet the social criteria could outperform those that do
o economic or political changes could make certain companies less attractive for investment
o the social policy could cause the Fund to sell or avoid stocks that subsequently perform well.

To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a valuation sensitive approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                          48 SOCIALLY RESPONSIVE FUND

[GRAPHIC OMITTED]
PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

--------------------------------------------------------------------------------
YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
--------------------------------------------------------------------------------


24.41   15.01   7.04   -0.44   -2.57   -14.45   34.48   13.57    7.58   14.44


     BEST QUARTER: Q4 '98, 20.98%
     WORST QUARTER: Q3 '02, -17.08%
     Year-to-date performance as of 9/30/2007: 9.68%
--------------------------------------------------------------------------------



     AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*

--------------------------------------------------------------------------------

                                               1 Year    5 Years   10 Years
--------------------------------------------------------------------------------
SOCIALLY RESPONSIVE FUND
Return Before Taxes                             14.44      9.97      9.10
Return After Taxes on
Distributions                                   14.26      9.51      8.36
Return After Taxes on
Distributions and
Sale of Fund Shares                              9.64      8.56      7.74
S&P 500 Index                                   15.78      6.19      8.42

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The S&P 500 Index is an unmanaged index of U.S. stocks.
--------------------------------------------------------------------------------


* THE ABOVE PERFORMANCE IS THAT OF THE SOCIALLY RESPONSIVE FUND INVESTOR CLASS. BECAUSE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS.


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.

                          49 SOCIALLY RESPONSIVE FUND

[GRAPHIC OMITTED]
INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                        None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                       0.67
Distribution (12b-1) fees                               None
Other expenses                                          0.12
--------------------------------------------------------------------------------
Total annual operating expenses                         0.79
--------------------------------------------------------------------------------
Minus: Expense reimbursement                            0.04
--------------------------------------------------------------------------------
Net expenses***                                         0.75
--------------------------------------------------------------------------------



     EXPENSE EXAMPLE

 The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                                      1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
 Expenses                              $77       $240       $426       $966
--------------------------------------------------------------------------------


* THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES ADJUSTED TO REFLECT ANTICIPATED NET ASSETS.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

*** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2011 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THAT CLASS OF THE FUND ARE LIMITED TO 0.75% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE INSTITUTIONAL CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 0.75% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.



[GRAPHIC OMITTED]
INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management fees paid to the Manager were 0.52% of average net assets. The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Fund.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

                          50 SOCIALLY RESPONSIVE FUND

PORTFOLIO MANAGERS

ARTHUR MORETTI is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He joined each firm and has co-managed the Fund since 2001. He was a portfolio manager and fund analyst at two other firms since 1991.

INGRID S. DYOTT is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. She has been co-manager of the Fund since December 2003 and before that was an Associate Manager of the Fund since 1997.

SAJJAD S. LADIWALA is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been an Associate Manager of the Fund since December 2003. He held various positions as a financial analyst at two other firms since 1994.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of Fund shares.

                          51 SOCIALLY RESPONSIVE FUND

[GRAPHIC OMITTED]
FINANCIAL HIGHLIGHTS


----------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                             2003       2004       2005       2006       2007
----------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
              Share price (NAV) at beginning of year             15.39      18.55      19.48      22.91      23.88
PLUS:         Income from investment operations
              Net investment income                               0.02       0.04       0.18       0.09       0.18
              Net gains (losses) - realized and unrealized        3.17       1.81       3.79       1.73       3.42
              Subtotal: income from investment operations         3.19       1.85       3.97       1.82       3.60
MINUS:        Distributions to shareholders
              Income dividends                                    0.03       0.05       0.03       0.14       0.04
              Capital gain distributions                            -        0.87       0.51       0.71       0.24
              Subtotal: distributions to shareholders             0.03       0.92       0.54       0.85       0.28
EQUALS:       Share price (NAV) at end of year                   18.55      19.48      22.91      23.88      27.20
---------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses - actual                                             1.07       1.06       1.01       0.95       0.90
Expenses(1)                                                       1.08       1.07       1.02       0.95       0.91
Net investment income - actual                                    0.14       0.19       0.83       0.39       0.66
----------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                 20.79      10.06      20.57       8.08      15.15
Net assets at end of year (in millions of dollars)               132.8      215.6      330.0      487.5      786.2
Portfolio turnover rate (%)                                         62         35         21         23         16
----------------------------------------------------------------------------------------------------------------------------



THE FIGURES ABOVE ARE FROM THE SOCIALLY RESPONSIVE FUND INVESTOR CLASS. ALL FIGURES FOR THE FISCAL YEAR 2003 WERE AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THOSE YEARS. THE FIGURES FOR FISCAL YEARS 2004 AND THEREAFTER HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THOSE YEARS. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).


(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

                          52 SOCIALLY RESPONSIVE FUND

Neuberger Berman
YOUR INVESTMENT
--------------------------------------------------------------------------------
Institutional Class shares of the Funds are available through an investment provider or from Neuberger Berman Management Inc. (see "Maintaining Your Account").


o    SHARE PRICES

Because Institutional Class shares of the Funds do not have a sales charge, the price you pay for each share of the Fund is the Fund's net asset value per share. Similarly, because the Funds (other than International Large Cap Fund and Real Estate Fund) do not charge fees for selling shares, your Fund pays you the full share price when you sell shares. International Large Cap Fund and Real Estate Fund imposes a redemption fee on sales or exchanges of Fund shares held 60 days or less ("see Redemption Fee").

If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.


The Funds are open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. A Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

Each Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.


--> SHARE PRICE CALCULATIONS


THE PRICE OF AN INSTITUTIONAL CLASS SHARE OF A FUND IS THE TOTAL VALUE OF THAT FUND'S ASSETS ATTRIBUTABLE TO ITS INSTITUTIONAL CLASS SHARES MINUS ITS LIABILITIES ATTRIBUTABLE TO THOSE SHARES, DIVIDED BY THE TOTAL NUMBER OF INSTITUTIONAL CLASS SHARES OUTSTANDING. BECAUSE THE VALUE OF A FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.



WHEN VALUING PORTFOLIO SECURITIES, THE FUNDS USE MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.

WHEN A FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT IT WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND MAY SUBSTITUTE FOR THE MARKET PRICE A FAIR VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY THE BOARD OF TRUSTEES. A FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO A FUND'S NET ASSET VALUE CALCULATION. A FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR


                               53 YOUR INVESTMENT

BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT A FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE BOARD OF TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.


o    PRIVILEGES AND SERVICES

If you purchase Institutional Class shares directly from Neuberger Berman Management Inc., you have access to the services listed below. If you are purchasing shares through an investment provider, consult that provider for information about investment services.


SYSTEMATIC INVESTMENTS -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more once you make an initial minimum investment of at least $5 million. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

SYSTEMATIC WITHDRAWALS -- This plan lets you arrange withdrawals of at least $100 from a fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

ELECTRONIC BANK TRANSFERS -- When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

--> DOLLAR-COST AVERAGING

SYSTEMATIC INVESTING ALLOWS YOU TO TAKE ADVANTAGE OF THE PRINCIPLE OF DOLLAR-COST AVERAGING. WHEN YOU MAKE REGULAR INVESTMENTS OF A GIVEN AMOUNT -- SAY, $100 A MONTH -- YOU WILL END UP INVESTING AT DIFFERENT SHARE PRICES OVER TIME. WHEN THE SHARE PRICE IS HIGH, YOUR $100 BUYS FEWER SHARES; WHEN THE SHARE PRICE IS LOW, YOUR $100 BUYS MORE SHARES. OVER TIME, THIS CAN HELP LOWER THE AVERAGE PRICE YOU PAY PER SHARE.

DOLLAR-COST AVERAGING CANNOT GUARANTEE YOU A PROFIT OR PROTECT YOU FROM LOSSES IN A DECLINING MARKET. BUT IT CAN BE BENEFICIAL OVER THE LONG TERM.


o   DISTRIBUTIONS AND TAXES

DISTRIBUTIONS -- Each Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Funds make any distributions once a year (in December), except that Real Estate Fund typically distributes any net investment income quarterly.


Unless you designate otherwise, your income and capital gain distributions from a Fund will be reinvested in additional Institutional Class shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Institutional Class shares of another fund in

                               54 YOUR INVESTMENT
the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Institutional Class shares of a Fund or paid in cash.


HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.


Fund distributions to individual retirement accounts, Roth IRAs and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.


Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss ("dividends") are generally taxed as ordinary income. However, a Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, financing, and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

Distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum tax rate for individual shareholders. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund or whether you reinvested your distributions.

HOW SHARE TRANSACTIONS ARE TAXED -- When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plan and accounts and other tax exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.


--> TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES, AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.


HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. THIS MAY BE SEPARATE FROM THE STATEMENT THAT COVERS YOUR SHARE TRANSACTIONS.


MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

                               55 YOUR INVESTMENT



--> BACKUP WITHHOLDING

A FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM EACH FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE INTERNAL REVENUE SERVICE ("IRS") TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON .

IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF A SOCIAL SECURITY NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (FROM YOU OR YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE IRS FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-366-6264.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO IT AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.

--> BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY A FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF THE DISTRIBUTING CLASS OF THE FUND OR PAID TO SHAREHOLDERS IN CASH.


BECAUSE OF THIS, IF YOU BUY SHARES JUST BEFORE A FUND MAKES A DISTRIBUTION, YOU WILL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.

GENERALLY, IF YOU ARE INVESTING IN A FUND THROUGH A TAX-ADVANTAGED RETIREMENT PLAN OR ACCOUNT, THERE ARE NO TAX CONSEQUENCES TO YOU FROM DISTRIBUTIONS.


o    MAINTAINING YOUR ACCOUNT

WHEN YOU BUY SHARES -- Instructions for buying shares from Neuberger Berman Management Inc. are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in one of the Funds or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The minimum initial investment is $5 million.

When you purchase shares, you will receive the next share price to be calculated after your order has been accepted.

Purchase orders are deemed "accepted" when the Funds' transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger

                               56 YOUR INVESTMENT

Berman Management Inc. or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed "accepted" on the date you preselected on your SIP application for the systematic investments to occur.

WHEN YOU SELL SHARES -- If you bought your shares from Neuberger Berman Management Inc., instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been accepted. Redemption orders are deemed "accepted" when the Funds' transfer agent has received your order to sell. If you sell or exchange shares of International Large Cap Fund or Real Estate Fund within 60 days or less of purchase, you may be charged a redemption fee (see"Redemption Fee").

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see "Medallion Signature Guarantees").


When selling shares in an account that you do not intend to close, remember to leave at least $5 million worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of a Fund's shareholders as a whole.


UNCASHED CHECKS -- We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

STATEMENTS AND CONFIRMATIONS -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

WHEN YOU EXCHANGE SHARES -- You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

o   both accounts must have the same registration
o you will need to observe the minimum investment and minimum account balance requirements for the Fund accounts involved

-- because an exchange is a sale for tax purposes, consider any tax consequences before placing your order.


The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders. If you sell or exchange shares of International Large Cap Fund or Real Estate Fund within 60 days or less of purchase, you may be charged a redemption fee (see "Redemption Fee").

                               57 YOUR INVESTMENT

PLACING ORDERS BY TELEPHONE -- Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

o   in unusual circumstances where the law allows additional time if needed

o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.


If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares.

OTHER POLICIES -- Under certain circumstances, the Funds reserve the right to:

o   suspend the offering of shares
o   reject any exchange or purchase order
o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
o   change, suspend, or revoke the exchange privilege
o   suspend the telephone order privilege
o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
o suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission ("SEC")
o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

o remain open and process orders to purchase or sell Fund shares when the Exchange is closed.


-->  MEDALLION SIGNATURE GUARANTEES

YOU MAY NEED A MEDALLION SIGNATURE GUARANTEE WHEN YOU SELL SHARES DIRECTLY OR THROUGH AN INVESTMENT PROVIDER. A MEDALLION SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

MEDALLION SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR TO THE INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A MEDALLION SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

                               58 YOUR INVESTMENT

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A MEDALLION SIGNATURE
GUARANTEE.

--> INVESTMENT PROVIDERS

THE INSTITUTIONAL CLASS SHARES AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUNDS AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL SHARES OF ANY OF THE FUNDS DESCRIBED IN THIS PROSPECTUS.

MOST INVESTMENT PROVIDERS ALLOW YOU TO TAKE ADVANTAGE OF THE FUND EXCHANGE PROGRAM, WHICH IS DESIGNED FOR MOVING AN INVESTMENT FROM ONE FUND TO A COMPARABLE CLASS OF ANOTHER FUND IN THE FUND FAMILY THROUGH AN EXCHANGE OF SHARES (SEE"WHEN YOU EXCHANGE SHARES").

IN EXCHANGE FOR THE SERVICES IT OFFERS, YOUR INVESTMENT PROVIDER MAY CHARGE FEES, WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS.


--> ADDITIONAL PAYMENTS TO INVESTMENT PROVIDERS



NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES WILL PAY ADDITIONAL COMPENSATION, OUT OF THEIR OWN RESOURCES AND NOT AS AN EXPENSE OF THE FUNDS, TO CERTAIN INVESTMENT PROVIDERS OR OTHER FINANCIAL INTERMEDIARIES, INCLUDING AFFILIATES, IN CONNECTION WITH THE SALE, DISTRIBUTION, RETENTION AND/OR SERVICING OF FUND SHARES. IF YOUR INVESTMENT PROVIDER RECEIVES SUCH PAYMENTS, THESE PAYMENTS MAY CREATE AN INCENTIVE FOR YOUR INVESTMENT PROVIDER OR ITS EMPLOYEES TO RECOMMEND OR SELL SHARES OF THE FUNDS TO YOU. IF YOU HAVE PURCHASED SHARES OF A FUND THROUGH AN INVESTMENT PROVIDER, PLEASE SPEAK WITH YOUR INVESTMENT PROVIDER TO LEARN MORE ABOUT ANY PAYMENTS IT RECEIVES FROM NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES, AS WELL AS FEES AND/OR COMMISSIONS THE INVESTMENT PROVIDER CHARGES. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR INVESTMENT PROVIDER AT THE TIME OF PURCHASE. ANY SUCH PAYMENTS WILL NOT CHANGE THE NET ASSET VALUE OR THE PRICE OF EACH FUND'S SHARES. FOR MORE INFORMATION, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.


-->  INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.

                               59 YOUR INVESTMENT

If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact it for instructions.


BUYING SHARES

------------------------------------------------------------------------------------------------------------------------------
 Method                   Things to know                                       Instructions
------------------------------------------------------------------------------------------------------------------------------
SENDING US A CHECK        Your first investment must be at least $5 million    Fill out the application and enclose your
                                                                               check
                          We cannot accept cash, money orders, starter
                          checks, cashier's checks, travelers checks, or       If regular first-class mail, send to:
                          other cash equivalents                                NEUBERGER BERMAN FUNDS
                                                                                BOSTON SERVICE CENTER
                          You will be responsible for any losses or fees        P.O. BOX 8403
                          resulting from a bad check; if necessary, we may      BOSTON, MA 02266-8403
                          sell other shares belonging to you in order to
                          cover these losses                                   If express delivery, registered mail, or
                                                                               certified mail, send to:
                          All checks must be made out to "Neuberger             NEUBERGER BERMAN FUNDS
                          Berman Funds"; we cannot accept checks made           C/O STATE STREET BANK AND TRUST COMPANY
                          out to you or other parties and signed over to us     30 DAN ROAD
                                                                                CANTON, MA 02021
 ------------------------------------------------------------------------------------------------------------------------------
 WIRING MONEY             Your first investment must be at least $5 million    Before wiring any money, call 800-366-6264
                                                                               for an order confirmation

                                                                               Have your financial institution send your wire
                                                                               to State Street Bank and Trust Company

                                                                               Include your name, the Fund name, your
                                                                               account number and other information as
                                                                               requested
 ------------------------------------------------------------------------------------------------------------------------------
 EXCHANGING FROM ANOTHER  All exchanges must be for at least $1,000            Call 800-366-6264 to place your order
 FUND
                          Both accounts involved must be registered in the
                          same name, address and tax ID number

                          An exchange order cannot be cancelled or
                          changed once it has been placed
 ------------------------------------------------------------------------------------------------------------------------------
 BY TELEPHONE             We do not accept phone orders for a first            Call 800-366-6264 to notify us of your
                          investment                                           purchase

                          Additional shares will be purchased when your        Immediately follow up with a wire or
                          order is accepted                                    electronic transfer

                          Not available on retirement accounts

------------------------------------------------------------------------------------------------------------------------------
 SETTING UP SYSTEMATIC    All investments must be at least $100 (in            Call 800-366-6264 for instructions
 INVESTMENTS              addition to an initial minimum investment of at
                          least $5 million)
------------------------------------------------------------------------------------------------------------------------------

                               60 YOUR INVESTMENT

SELLING SHARES

------------------------------------------------------------------------------------------------------------------------------
 Method                   Things to know                                       Instructions
------------------------------------------------------------------------------------------------------------------------------
 SENDING US A LETTER      Unless you instruct us otherwise, we will mail       Send us a letter requesting us to sell shares
                          your proceeds by check to the address of record,     signed by all registered owners; include your
                          payable to the registered owner(s)                   name, account number, the Fund name, the
                                                                               dollar amount or number of shares you want
                          If you have designated a bank account on your        to sell, and any other instructions
                          application, you can request that we wire the
                          proceeds to this account                             If regular first-class mail, send to:
                                                                                NEUBERGER BERMAN FUNDS
                          You can also request that we send the proceeds        BOSTON SERVICE CENTER
                          to your designated bank account by electronic         P.O. BOX 8403
                          transfer (ACH)                                        BOSTON, MA 02266-8403

                          You may need a Medallion signature guarantee         If express delivery, registered mail, or
                                                                               certified mail, send to:
                          Please also supply us with your e-mail address        NEUBERGER BERMAN FUNDS
                          and daytime telephone number when you write to        C/O STATE STREET BANK AND TRUST COMPANY
                          us in the event we need to reach you                  30 DAN ROAD
                                                                                CANTON, MA 02021
------------------------------------------------------------------------------------------------------------------------------
SENDING US A FAX         Not available if you have changed the address on      Write a request to sell shares as described
                          the account in the past 15 days                      above

                                                                               Call 800-366-6264 to obtain the appropriate
                                                                               fax number
------------------------------------------------------------------------------------------------------------------------------
 CALLING IN YOUR ORDER    Not available if you have declined the phone         Call 800-366-6264 to place your order
                          option or are selling shares in certain retirement
                          accounts (The only exception is for those            Give your name, account number, the Fund
                          retirement shareholders who are at least 59 1/2      name, the dollar amount or number of shares
                          or older and have their birthdates on file)          you want to sell, and any other instructions

                          Not available if you have changed the address on
                          the account in the past 15 days
------------------------------------------------------------------------------------------------------------------------------
 EXCHANGING INTO ANOTHER  All exchanges must be for at least $1,000            Call 800-366-6264 to place your order
 FUND
                          Both accounts must be registered in the same
                          name, address and tax ID number

                          An exchange order cannot be cancelled or
                          changed once it has been placed
------------------------------------------------------------------------------------------------------------------------------
 SETTING UP SYSTEMATIC    Withdrawals must be at least $100                    Call 800-366-6264 for instructions
 WITHDRAWALS
------------------------------------------------------------------------------------------------------------------------------
 REDEMPTION FEE           International Large Cap Fund and Real Estate         See "Redemption Fee" or call 800-366-6264
                          Fund charge a 2.00% and 1.00% redemption fee,        for more information
                          respectively, on shares redeemed or exchanged
                          within 60 days or less of purchase
------------------------------------------------------------------------------------------------------------------------------

                               61 YOUR INVESTMENT

--> RETIREMENT ACCOUNTS AND PLANS



WE OFFER INVESTORS A NUMBER OF TAX-ADVANTAGED ACCOUNTS AND PLANS FOR RETIREMENT
SAVING:

TRADITIONAL IRAS ALLOW MONEY TO GROW TAX-DEFERRED UNTIL YOU TAKE IT OUT, USUALLY AT OR AFTER RETIREMENT. CONTRIBUTIONS ARE DEDUCTIBLE FOR SOME INVESTORS, BUT EVEN WHEN THEY ARE NOT, AN IRA CAN BE BENEFICIAL.

ROTH IRAS OFFER TAX-FREE GROWTH LIKE A TRADITIONAL IRA, BUT INSTEAD OF TAX-DEDUCTIBLE CONTRIBUTIONS, THE WITHDRAWALS ARE TAX-FREE FOR INVESTORS WHO MEET CERTAIN REQUIREMENTS.


ALSO AVAILABLE: SEP-IRA, SIMPLE, KEOGH, AND OTHER TYPES OF PLANS. COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS), THOUGH NOT FOR RETIREMENT SAVINGS, ALSO ARE AVAILABLE. CONSULT YOUR TAX PROFESSIONAL TO FIND OUT WHICH TYPES OF ACCOUNTS OR PLANS MAY BE BENEFICIAL FOR YOU, THEN CALL 800-366-6264 FOR INFORMATION ON ANY NEUBERGER BERMAN RETIREMENT ACCOUNT OR PLAN.


o    REDEMPTION FEE

If you sell your shares of International Large Cap Fund or Real Estate Fund or exchange them for shares of another fund within 60 days of your purchase, you will be charged a fee of 2.00% in the case of International Large Cap Fund, and a fee of 1.00% in the case of Real Estate Fund, on the current net asset value of the shares sold or exchanged. The fee is paid to the respective Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs.

The Funds use a "first-in, first-out" method to determine how long you have held your Fund shares. This means that if you bought shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

We may not impose the redemption fee on a redemption or an exchange of:

o shares acquired by reinvestment of dividends or other distributions of the Funds;
o   shares held in an account of certain retirement plans;
o shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading; or
o   shares held in certain rebalancing and asset allocation programs.

You should contact your investment provider to determine whether it imposes a redemption fee or otherwise has a policy in place to deter short-term trading. From time to time, as circumstances change, we may modify or eliminate certain exemption categories.

o    MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions of Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under

                               62 YOUR INVESTMENT
certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

To further discourage excessive trading, if a shareholder sells shares of International Large Cap Fund or Real Estate Fund or exchanges them for shares of another fund within 60 days of purchase, the shareholder will be charged a fee of 2.00% (in the case of International Large Cap Fund) or 1.00% (in the case of Real Estate Fund) on the current net asset value of the shares sold or exchanged. The fee is paid to the respective Funds to offset costs associated with short-term trading, such as portfolio transaction and administrative costs, and is imposed uniformly on all applicable shareholders, with only a few exceptions. The Funds may not impose the fee on a redemption or exchange of: shares acquired by reinvestment of dividends or other distributions of the Funds; shares held in an account of certain retirement plans; shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading; or shares held in certain rebalancing and asset allocation programs.


Neuberger Berman Management Inc. applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.



o    PORTFOLIO HOLDINGS POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.


The complete portfolio holdings for the Funds is available at https://www.nb.com/nb/mutual_funds_prospectuses 15-30 days after each month-end.

Each Fund's complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete holdings for the Funds will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.



o    FUND STRUCTURE

Each Fund uses a "multiple class" structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Institutional Class shares of the Funds.


                               63 YOUR INVESTMENT

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

NEUBERGER BERMAN EQUITY FUNDS
INSTITUTIONAL CLASS SHARES

No load, sales charges or 12b-1 fees


If you would like further details on these Funds you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- The shareholder reports offer information about each Fund's recent performance, including:


o a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund's performance during the last fiscal year

o    Fund performance data and financial statements
o    portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on these Funds, including:

o    various types of securities and practices, and their risks
o    investment limitations and additional policies
o    information about each Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC


--> OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, 100 F STREET, N.E., WASHINGTON, DC 20549-9303. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-551-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.


[GRAPHIC OMITTED]
G0491 12/07 SEC file number: 811-582


--------------------------------
NEUBERGER  BERMAN
--------------------------------
A LEHMAN BROTHERS COMPANY

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SERVICES
800.366.6264

www.nb.com

-------------------------
   NEUBERGER | BERMAN
-------------------------
A LEHMAN BROTHERS COMPANY




PROSPECTUS - DECEMBER 17, 2007




Neuberger Berman
EQUITY FUNDS



INSTITUTIONAL CLASS SHARES

International Institutional Fund







These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

CONTENTS
--------------------------------------------------------------------------------

EQUITY FUNDS

International Institutional Fund....................2


YOUR INVESTMENT

Share Prices.......................................10

Privileges and Services............................11

Distributions and Taxes............................11

Maintaining Your Account...........................13

Redemption Fee.....................................19

Market Timing Policy...............................19

Portfolio Holdings Policy..........................20

Fund Structure.....................................20



THIS FUND:

o   is designed for investors with long-term goals in mind
o offers you the opportunity to participate in financial markets through a professionally managed stock portfolio
o also offers the opportunity to diversify your portfolio with a Fund that invests using a blend of growth and value approaches
o carries certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
o is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency
o normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.








THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAME IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(c) 2007 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

Neuberger Berman
INTERNATIONAL INSTITUTIONAL FUND                            Ticker Symbol: NBIIX
--------------------------------------------------------------------------------
This Fund is closed to new investors.


[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN COMMON STOCKS OF FOREIGN COMPANIES.

To pursue this goal, the Fund invests mainly in foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The Fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the Portfolio Managers look for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The Portfolio Managers also consider the outlooks for various countries and regions around the world, examining economic, market, social, and political conditions.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.


--> FOREIGN STOCKS

THERE ARE MANY PROMISING OPPORTUNITIES FOR INVESTMENT OUTSIDE THE UNITED STATES. FOREIGN MARKETS OFTEN RESPOND TO DIFFERENT FACTORS AND THEREFORE TEND TO FOLLOW CYCLES THAT ARE DIFFERENT FROM EACH OTHER.

FOR THIS REASON, MANY INVESTORS PUT A PORTION OF THEIR PORTFOLIOS IN FOREIGN INVESTMENTS AS A WAY OF GAINING FURTHER DIVERSIFICATION. WHILE FOREIGN STOCK MARKETS CAN BE RISKY, INVESTORS GAIN AN OPPORTUNITY TO ADD POTENTIAL LONG-TERM GROWTH.


--> GROWTH AND VALUE INVESTING

THE FUND USES A BLEND OF GROWTH AND VALUE STRATEGIES. VALUE INVESTORS SEEK STOCKS TRADING AT BELOW MARKET AVERAGE PRICES BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES BEFORE OTHER INVESTORS DISCOVER THEIR WORTH. GROWTH INVESTORS SEEK COMPANIES THAT ARE ALREADY SUCCESSFUL BUT MAY NOT HAVE REACHED THEIR FULL POTENTIAL.

                       2 INTERNATIONAL INSTITUTIONAL FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments. The value of your investment may fall, sometimes sharply, and you could lose money.


Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. These risks are generally greater in emerging markets. Over a given period of time, foreign stocks may underperform U.S. stocks -- sometimes for years. The Fund could also underperform if the Portfolio Managers invest in countries or regions whose economic performance falls short.

In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to "time-zone arbitrage". If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in the Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

Mid- and small-cap stocks tend to be less liquid and more volatile than large-cap stocks. Any type of stock may underperform any other during a given period.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. THE FUND MAY USE DERIVATIVES FOR HEDGING AND FOR SPECULATION. HEDGING COULD REDUCE THE FUND'S LOSSES FROM CURRENCY FLUCTUATIONS, BUT COULD ALSO REDUCE ITS GAINS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS. A DERIVATIVE INSTRUMENT, WHETHER USED FOR HEDGING OR SPECULATION, COULD FAIL TO PERFORM AS EXPECTED, CAUSING A LOSS FOR THE FUND.

                       3 INTERNATIONAL INSTITUTIONAL FUND

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL, OR OTHER CONDITIONS OR IT RECEIVES LARGE CASH INFLOWS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.


                       4 INTERNATIONAL INSTITUTIONAL FUND

[GRAPHIC OMITTED]

PERFORMANCE


The table and chart below provide an indication of the risks of investing in the Fund. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year
--------------------------------------------------------------------------


[GRAPHIC OMITTED]

1997  '98     '99     '00     '01     '02     '03     '04     '05     '06
--------------------------------------------------------------------------

                                                                     23.22


BEST QUARTER: Q4 '06, 12.30%
WORST QUARTER: Q2 '06, -1.42%
Year-to-date performance as of 9/30/2007: 9.50%
--------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006

-------------------------------------------------------------------------------
                                                                Since Inception
                                                     1 Year        6/17/2005
-------------------------------------------------------------------------------
INTERNATIONAL INSTITUTIONAL FUND
Return Before Taxes                                  23.22         25.98
Return After Taxes on
Distributions                                        22.07         25.09
Return After Taxes on
Distributions and
Sale of Fund Shares                                  15.45         21.88
MSCI EAFE Index                                      26.86         28.10

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTION:
The MSCI EAFE Index is an unmanaged index of stocks from Europe, Australasia, and the Far East.

-------------------------------------------------------------------------------

--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN THE FUND AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COST OF INVESTMENT.

                       5 INTERNATIONAL INSTITUTIONAL FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares held for more than 60 days, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE

SHAREHOLDER FEES
(% of amount redeemed)                                     None
---------------------------------------------------------------
These are deducted directly from your investment.
Redemption Fee*                                            2.00
---------------------------------------------------------------
ANNUAL OPERATING EXPENSES
(% of average net assets)**
These are deducted from Fund assets, so you pay them indirectly
Management fees***                                         0.98
Distribution (12b-1) fees                                  None
Other expenses                                             0.14
Acquired fund fees and expenses****                        0.01
---------------------------------------------------------------
Total annual operating expenses                            1.13
---------------------------------------------------------------
Minus: Expense reimbursement                               0.26
---------------------------------------------------------------
Net expenses*****                                          0.87
---------------------------------------------------------------



EXPENSE EXAMPLE

 The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


----------------------------------------------------------------------------
                                 1 Year     3 Years     5 Years     10 Years
----------------------------------------------------------------------------
 Expenses                          $89        $278        $482        $1,073
----------------------------------------------------------------------------


* THIS FEE IS CHARGED ON INVESTMENTS HELD 60 DAYS OR LESS, WHETHER FUND SHARES ARE REDEEMED FOR SHARES OF ANOTHER FUND. SEE "REDEMPTION FEE" FOR MORE INFORMATION.

**    THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.


***   "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.


**** "ACQUIRED FUND FEES AND EXPENSES" ARE FEES AND EXPENSES INCURRED INDIRECTLY BY THE FUND AS A RESULT OF THE INVESTMENT OF ITS UNINVESTED CASH IN A FUND MANAGED BY NEUBERGER BERMAN MANAGEMENT INC. (NBMI) OR AN AFFILIATE.

***** NBMI HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR
      REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2018, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THAT CLASS OF THE FUND ARE LIMITED TO 0.85% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE INSTITUTIONAL CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 0.85% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.

      IN ADDITION, NBMI HAS VOLUNTARILY UNDERTAKEN TO WAIVE OR REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND SO THAT ITS TOTAL ANNUAL OPERATING EXPENSES ARE LIMITED TO 0.80% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES AND IS IN ADDITION TO THE CONTRACTUAL UNDERTAKING DESCRIBED IN THE PARAGRAPH ABOVE. NBMI MAY, AT ITS SOLE DISCRETION, TERMINATE THIS VOLUNTARY COMMITMENT WITH NOTICE TO THE FUND.


[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset


                       6 INTERNATIONAL INSTITUTIONAL FUND
management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.98% of average net assets before reimbursements.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory contracts by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

                       7 INTERNATIONAL INSTITUTIONAL FUND

PORTFOLIO MANAGERS

BENJAMIN SEGAL is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Segal joined the firm in 1999 and has been the Portfolio Manager since November 2003. Prior to that, he was a co-Portfolio Manager since 2000. He was an assistant portfolio manager at another firm from 1997 to 1998. Prior to 1997, he held positions in international finance and consulting.

MILU E. KOMER is a Vice President of Neuberger Berman Management Inc. and of Neuberger Berman, LLC. Ms. Komer joined the firm in 2001 and is the Associate Portfolio Manager of the Fund. Prior to that, she held associate positions at other investment firms from 1998 to 2001.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                       8 INTERNATIONAL INSTITUTIONAL FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


----------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                      2005(1)        2006        2007
----------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                           Share price (NAV) at beginning of year          10.00         10.95       12.69
PLUS:                      Income from investment operations
                           Net investment income                            0.00          0.22        0.20
                           Net gains/losses - realized and                  0.95          1.60        2.04
                           unrealized
                           Subtotal: income from investment                 0.95          1.82        2.24
                           operations
MINUS:                     Distributions to shareholders
                           Income dividends                                   -           0.03        0.18
                           Capital gain distributions                         -           0.05        0.31
                           Subtotal: distributions to shareholders            -           0.08        0.49
EQUALS:                    Share price (NAV) at end of year                10.95         12.69       14.44
----------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                                       0.85(2)       0.85        0.83
Gross expenses(3)                                                           2.90(2)       1.20        1.12
Expenses(4)                                                                 0.85(2)       0.85        0.83
Net investment income - actual                                              0.14(2)       1.78        1.44
----------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(5)                                                         9.50(6)      16.68       17.97
Net assets at end of year (in millions of dollars)                          42.2         627.6       574.3
Portfolio turnover rate (%)                                                   14(6)         45          59
----------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT
(SEE BACK COVER).

(1) PERIOD FROM 6/17/2005 (BEGINNING OF OPERATIONS) TO 8/31/2005.

(2) ANNUALIZED.

(3) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION
    OF INVESTMENT MANAGEMENT FEES.

(4) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(5) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED
    A PORTION OF INVESTMENT MANAGEMENT FEES.

(6) NOT ANNUALIZED.

                                       9 INTERNATIONAL INSTITUTIONAL FUND

Neuberger Berman
YOUR INVESTMENT
--------------------------------------------------------------------------------

Institutional Class shares of the Fund are available through an investment provider or from Neuberger Berman Management Inc. (see "Maintaining Your Account")



o  SHARE PRICES

Because Institutional Class shares of the Fund do not have a sales charge, the price you pay for each share of the Fund is the Fund's net asset value per share. Unless a redemption fee is applied, the Fund pays you the full share price when you sell shares. The Fund imposes a redemption fee on sales or exchanges of Fund shares held 60 days or less (see "Redemption Fee"). If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The Fund is open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. The Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

The Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund's share price could change on days when you are unable to buy or sell shares.


Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.


--> SHARE PRICE CALCULATIONS

THE PRICE OF AN INSTITUTIONAL CLASS SHARE OF THE FUND IS THE TOTAL VALUE OF THE FUND'S ASSETS ATTRIBUTABLE TO INSTITUTIONAL CLASS SHARES MINUS LIABILITIES ATTRIBUTABLE TO THOSE SHARES, DIVIDED BY THE TOTAL NUMBER OF INSTITUTIONAL CLASS SHARES OUTSTANDING. BECAUSE THE VALUE OF THE FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.


WHEN VALUING PORTFOLIO SECURITIES, THE FUND USES MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.

WHEN THE FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT THE FUND WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND MAY SUBSTITUTE FOR THE MARKET PRICE A FAIR-VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY THE BOARD OF TRUSTEES. THE FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO THE FUND'S NET ASSET VALUE CALCULATION. THE FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A

                               10 YOUR INVESTMENT

COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT A FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE BOARD OF TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.


o  PRIVILEGES AND SERVICES

If you purchase Institutional Class shares directly from Neuberger Berman Management Inc., you have access to the services listed below. If you are purchasing shares through an investment provider, consult that provider for information about investment services.


SYSTEMATIC INVESTMENTS -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more once you make an initial minimum investment of at least $5 million. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.


SYSTEMATIC WITHDRAWALS -- This plan lets you arrange withdrawals of at least $100 from a fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.


ELECTRONIC BANK TRANSFERS -- When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.


--> DOLLAR-COST AVERAGING

SYSTEMATIC INVESTING ALLOWS YOU TO TAKE ADVANTAGE OF THE PRINCIPLE OF DOLLAR-COST AVERAGING. WHEN YOU MAKE REGULAR INVESTMENTS OF A GIVEN AMOUNT - SAY, $100 A MONTH - YOU WILL END UP INVESTING AT DIFFERENT SHARE PRICES OVER TIME. WHEN THE SHARE PRICE IS HIGH, YOUR $100 BUYS FEWER SHARES; WHEN THE SHARE PRICE IS LOW, YOUR $100 BUYS MORE SHARES. OVER TIME, THIS CAN HELP LOWER THE AVERAGE PRICE YOU PAY PER SHARE.

DOLLAR-COST AVERAGING CANNOT GUARANTEE YOU A PROFIT OR PROTECT YOU FROM LOSSES IN A DECLINING MARKET. BUT IT CAN BE BENEFICIAL OVER THE LONG TERM.


o  DISTRIBUTIONS AND TAXES

DISTRIBUTIONS -- The Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year, in December.


Unless you designate otherwise, your income and capital gain distributions from the Fund will be reinvested in additional shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Institutional Class shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Institutional Class shares of the Fund shares or paid in cash.


                               11 YOUR INVESTMENT

HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.


Fund distributions to individual retirement accounts, Roth IRAs and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.


Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.


Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss ("dividends") are generally taxed as ordinary income. However, a Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, financing, and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

Distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum tax rate for individual shareholders. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.

HOW SHARE TRANSACTIONS ARE TAXED -- When you sell (redeem) Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plan and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.


--> TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.


HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. THIS MAY BE SEPARATE FROM THE STATEMENT THAT COVERS YOUR SHARE TRANSACTIONS.


MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

--> BACKUP WITHHOLDING

THE FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM THE FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE

                               12 YOUR INVESTMENT

SUCH A SHAREHOLDER AND THE IRS TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.
IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF A SOCIAL SECURITY NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (FROM YOU OR YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE IRS FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-366-6264.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO IT AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.


--> BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY THE FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF THE FUND OR PAID TO SHAREHOLDERS IN CASH.

BECAUSE OF THIS, IF YOU BUY SHARES JUST BEFORE THE FUND MAKES A DISTRIBUTION, YOU WILL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.

GENERALLY, IF YOU ARE INVESTING IN THE FUND THROUGH A TAX-ADVANTAGED RETIREMENT PLAN OR ACCOUNT, THERE ARE NO TAX CONSEQUENCES TO YOU FROM DISTRIBUTIONS.


o  MAINTAINING YOUR ACCOUNT

WHEN YOU BUY SHARES -- Instructions for buying shares from Neuberger Berman Management Inc. are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in the Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The minimum initial investment is $5 million.


When you purchase shares, you will receive the next share price to be calculated after your order has been accepted.

Purchase orders are deemed "accepted" when the Fund's transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, if you have established a systematic investment program ("SIP") with the Fund, your order is deemed "accepted" on the date you preselected on your SIP application for the systematic investments to occur.

                               13 YOUR INVESTMENT

WHEN YOU SELL SHARES -- If you bought your shares from Neuberger Berman Management Inc., instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been accepted. Redemption orders are deemed "accepted" when the Fund's transfer agent has received your order to sell.


In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see "Medallion Signature Guarantees").


If you sell shares of the Fund within 60 days or less of purchase, you may be charged a redemption fee. See the "Redemption Fee" section for more information.


When selling shares in an account that you do not intend to close, remember to leave at least $5 million worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.


The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of the Fund's shareholders as a whole.

UNCASHED CHECKS -- We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

STATEMENTS AND CONFIRMATIONS -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).


WHEN YOU EXCHANGE SHARES -- You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

o   both accounts must have the same registration
o you will need to observe the minimum investment and minimum account balance requirements for the Fund accounts involved
o because an exchange is a sale for tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders. If you sell or exchange shares of the Fund within 60 days or less of purchase, you may be charged a redemption fee (see "Redemption Fee").


                               14 YOUR INVESTMENT

PLACING ORDERS BY TELEPHONE -- Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

o   in unusual circumstances where the law allows additional time if needed


o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.


If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Fund does not issue certificates for shares.

OTHER POLICIES -- Under certain circumstances, the Fund reserves the right to:

o   suspend the offering of shares

o   reject any exchange or purchase order

o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order

o   change, suspend or revoke the exchange privilege

o   suspend the telephone order privilege
o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
o suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission ("SEC")
o change its investment minimums or other requirements for buying and selling or waive any minimums or requirements for certain investors

o remain open and process orders to purchase or sell Fund shares when the Exchange is closed.



--> MEDALLION SIGNATURE GUARANTEES

YOU MAY NEED A MEDALLION SIGNATURE GUARANTEE WHEN YOU SELL SHARES DIRECTLY OR THROUGH AN INVESTMENT PROVIDER. A MEDALLION SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

                               15 YOUR INVESTMENT

MEDALLION SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR TO THE INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A MEDALLION SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A MEDALLION SIGNATURE
GUARANTEE.


--> INVESTMENT PROVIDERS

THE INSTITUTIONAL CLASS SHARES AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.


THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUND AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL SHARES OF THE FUND DESCRIBED IN THIS PROSPECTUS.


MOST INVESTMENT PROVIDERS ALLOW YOU TO TAKE ADVANTAGE OF THE FUND EXCHANGE PROGRAM, WHICH IS DESIGNED FOR MOVING AN INVESTMENT FROM ONE FUND TO A COMPARABLE CLASS OF ANOTHER FUND IN THE FUND FAMILY THROUGH AN EXCHANGE OF SHARES (SEE "WHEN YOU EXCHANGE SHARES").

IN EXCHANGE FOR THE SERVICES IT OFFERS, YOUR INVESTMENT PROVIDER MAY CHARGE FEES, WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS.


--> ADDITIONAL PAYMENTS TO INVESTMENT PROVIDERS

NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES WILL PAY ADDITIONAL COMPENSATION, OUT OF THEIR OWN RESOURCES AND NOT AS AN EXPENSE OF THE FUND, TO CERTAIN INVESTMENT PROVIDERS OR OTHER FINANCIAL INTERMEDIARIES, INCLUDING AFFILIATES, IN CONNECTION WITH THE SALE, DISTRIBUTION, RETENTION AND/OR SERVICING OF FUND SHARES. IF YOUR INVESTMENT PROVIDER RECEIVES SUCH PAYMENTS, THESE PAYMENTS MAY CREATE AN INCENTIVE FOR YOUR INVESTMENT PROVIDER OR ITS EMPLOYEES TO RECOMMEND OR SELL SHARES OF THE FUND TO YOU. IF YOU HAVE PURCHASED SHARES OF THE FUND THROUGH AN INVESTMENT PROVIDER, PLEASE SPEAK WITH YOUR INVESTMENT PROVIDER TO LEARN MORE ABOUT ANY PAYMENTS IT RECEIVES FROM NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES, AS WELL AS FEES AND/OR COMMISSIONS THE INVESTMENT PROVIDER CHARGES. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR INVESTMENT PROVIDER AT THE TIME OF PURCHASE. ANY SUCH PAYMENTS WILL NOT CHANGE THE NET ASSET VALUE OR THE PRICE OF THE FUND'S SHARES. FOR MORE INFORMATION, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.


--> INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.

                               16 YOUR INVESTMENT

If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact it for instructions.


BUYING SHARES

-------------------------------------------------------------------------------------------------------------------------
 Method                 Things to know                                       Instructions
-------------------------------------------------------------------------------------------------------------------------
SENDING US A CHECK      Your first investment must be at least $5 million    Fill out the application and enclose your
                                                                             check
                        We cannot accept cash, money orders, starter
                        checks, cashier's checks, travelers checks, or       If regular first-class mail, send to:
                        other cash equivalents                                NEUBERGER BERMAN FUNDS
                                                                              BOSTON SERVICE CENTER
                        You will be responsible for any losses or fees        P.O. BOX 8403
                        resulting from a bad check; if necessary, we may      BOSTON, MA 02266-8403
                        sell other shares belonging to you in order to
                        cover these losses                                   If express delivery, registered mail, or
                                                                             certified mail, send to:
                        All checks must be made out to "Neuberger             NEUBERGER BERMAN FUNDS
                        Berman Funds"; we cannot accept checks made           C/O STATE STREET BANK AND TRUST COMPANY
                        out to you or other parties and signed over to us     30 DAN ROAD
                                                                              CANTON, MA 02021
--------------------------------------------------------------------------------------------------------------------------
WIRING MONEY            Your first investment must be at least $5 million    Before wiring any money, call 800-366-6264
                                                                             for an order confirmation

                                                                             Have your financial institution send your wire
                                                                             to State Street Bank and Trust Company

                                                                             Include your name, the Fund name, your
                                                                             account number and other information as
                                                                             requested
--------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM ANOTHER   All exchanges must be for at least $1,000            Call 800-366-6264 to place your order
FUND
                        Both accounts involved must be registered in the
                        same name, address and tax ID number

                        An exchange order cannot be cancelled or changed once it has been placed

--------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE            We do not accept phone orders for a first            Call 800-366-6264 to notify us of your
                        investment                                           purchase

                        Additional shares will be purchased when your        Immediately follow up with a wire or
                        order is accepted                                    electronic transfer

                        Not available on retirement accounts
--------------------------------------------------------------------------------------------------------------------------
SETTING UP SYSTEMATIC   All investments must be at least $100 (in            Call 800-366-6264 for instructions
INVESTMENTS             addition to an initial minimum investment of at
                        least $5 million)
--------------------------------------------------------------------------------------------------------------------------


                                                     17 YOUR INVESTMENT

SELLING SHARES

--------------------------------------------------------------------------------------------------------------------------
 Method                   Things to know                                       Instructions
--------------------------------------------------------------------------------------------------------------------------
SENDING US A LETTER       Unless you instruct us otherwise, we will mail       Send us a letter requesting us to sell shares
                          your proceeds by check to the address of record,     signed by all registered owners; include your
                          payable to the registered owner(s)                   name, account number, the Fund name, the
                                                                               dollar amount or number of shares you want
                          If you have designated a bank account on your        to sell, and any other instructions
                          application, you can request that we wire the
                          proceeds to this account                             If regular first-class mail, send to:
                                                                                NEUBERGER BERMAN FUNDS
                          You can also request that we send the proceeds        BOSTON SERVICE CENTER
                          to your designated bank account by electronic         P.O. BOX 8403
                          transfer (ACH)                                        BOSTON, MA 02266-8403

                          You may need a Medallion signature guarantee         If express delivery, registered mail, or
                                                                               certified mail, send to:
                          Please also supply us with your e-mail address        NEUBERGER BERMAN FUNDS
                          and daytime telephone number when you write to        C/O STATE STREET BANK AND TRUST COMPANY
                          us in the event we need to reach you                  30 DAN ROAD
                                                                                CANTON, MA 02021
--------------------------------------------------------------------------------------------------------------------------
SENDING US A FAX          Not available if you have changed the address on     Write a request to sell shares as described
                          the account in the past 15 days                      above

                                                                               Call 800-366-6264 to obtain the appropriate
                                                                               fax number
--------------------------------------------------------------------------------------------------------------------------
CALLING IN YOUR ORDER     Not available if you have declined the phone         Call 800-366-6264 to place your order
                          option or are selling shares in certain retirement
                          accounts (The only exception is for those            Give your name, account number, the Fund
                          retirement shareholders who are at least 59 1/2 or   name, the dollar amount or number of shares
                          older and have their birthdates on file)             you want to sell, and any other instructions

                          Not available if you have changed the address on
                          the account in the past 15 days
--------------------------------------------------------------------------------------------------------------------------
EXCHANGING INTO ANOTHER   All exchanges must be for at least $1,000            Call 800-366-6264 to place your order
FUND
                          Both accounts must be registered in the same
                          name, address and tax ID number

                          An exchange order cannot be cancelled or
                          changed once it has been placed
--------------------------------------------------------------------------------------------------------------------------
SETTING UP SYSTEMATIC     Withdrawals must be at least $100                    Call 800-366-6264 for instructions
WITHDRAWALS
--------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEE            The Fund charges a 2.00% redemption fee on           See "Redemption Fee" or call 800-366-6264
                          shares redeemed within 60 days or less of            for more information
                          purchase
--------------------------------------------------------------------------------------------------------------------------

                                                     18 YOUR INVESTMENT

--> RETIREMENT ACCOUNTS AND PLANS



WE OFFER INVESTORS A NUMBER OF TAX-ADVANTAGED ACCOUNTS AND PLANS FOR RETIREMENT
SAVING:


TRADITIONAL IRAS ALLOW MONEY TO GROW TAX-DEFERRED UNTIL YOU TAKE IT OUT, USUALLY AT OR AFTER RETIREMENT. CONTRIBUTIONS ARE DEDUCTIBLE FOR SOME INVESTORS, BUT EVEN WHEN THEY ARE NOT, AN IRA CAN BE BENEFICIAL.

ROTH IRAS OFFER TAX-FREE GROWTH LIKE A TRADITIONAL IRA, BUT INSTEAD OF TAX-DEDUCTIBLE CONTRIBUTIONS, THE WITHDRAWALS ARE TAX-FREE FOR INVESTORS WHO MEET CERTAIN REQUIREMENTS.


ALSO AVAILABLE: SEP-IRA, SIMPLE, KEOGH, AND OTHER TYPES OF PLANS. COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS), THOUGH NOT FOR RETIREMENT SAVINGS, ALSO ARE AVAILABLE. CONSULT YOUR TAX PROFESSIONAL TO FIND OUT WHICH TYPES OF ACCOUNTS OR PLANS MAY BE BENEFICIAL FOR YOU, THEN CALL 800-366-6264 FOR INFORMATION ON ANY NEUBERGER BERMAN RETIREMENT ACCOUNT OR PLAN.



o  REDEMPTION FEE

If you sell your shares of the Fund within 60 days of your purchase, you will be charged a fee of 2.00% on the current net asset value of the shares sold or exchanged. The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs.


The Fund uses a "first-in, first-out" method to determine how long you have held your Fund shares. This means that if you bought shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.


We may not impose the redemption fee on a redemption or exchange of:


o shares acquired by reinvestment of dividends or other distributions of the Fund;
o   shares held in an account of certain retirement plans;
o shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading; or
o   shares held in certain rebalancing and asset allocation programs.

You should contact your investment provider to determine whether it imposes a redemption fee or otherwise has a policy in place to deter short-term trading. From time to time, as circumstances change, we may modify or eliminate certain exemption categories.


o  MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions of Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order, change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.


                               19 YOUR INVESTMENT

To further discourage excessive trading, if a shareholder sells shares of the Fund within 60 days of purchase, the shareholder will be charged a 2.00% fee on the current net asset value of the shares sold or exchanged. The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs, and is imposed uniformly on all applicable shareholders, with only a few exceptions. The Fund may not impose a fee on a redemption or exchange of: shares acquired by reinvestment of dividends or other distributions of the Fund; shares held in an account of certain retirement plans; shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading; or shares held in certain rebalancing and asset allocation programs.

Neuberger Berman Management Inc. applies the Fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.



o  PORTFOLIO HOLDINGS POLICY

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.


The complete portfolio holdings for the Fund is available at https://www.nb.com/nb/ mutual_funds_prospectuses 15-30 days after each month-end.

The Fund's complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete holdings for the Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.


o  FUND STRUCTURE

The Fund uses a "multiple class" structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Institutional Class shares of the Fund.


                               20 YOUR INVESTMENT

                                                               [GRAPHIC OMITTED]
________________________________________________________________________________

NEUBERGER BERMAN EQUITY FUNDS
INTERNATIONAL INSTITUTIONAL FUND

No load, sales charges or 12b-1 fees


If you would like further details on this Fund you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- The shareholder reports offer information about the Fund's recent performance, including:


o a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund's performance during the last fiscal year

o    Fund performance data and financial statements
o    portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on this Fund, including:

o    various types of securities and practices, and their risks
o    investment limitations and additional policies
o    information about the Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC


--> OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:


NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, 100 F STREET, N.E., WASHINGTON, DC 20549-9303. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-551-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.


[GRAPHIC OMITTED]  F0255 12/07 SEC file number: 811-582



-------------------------
   NEUBERGER | BERMAN
-------------------------
A LEHMAN BROTHERS COMPANY


Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180

SHAREHOLDER SERVICES
800.877.9700

INSTITUTIONAL SERVICES
800.366.6264

www.nb.com

-------------------------
   NEUBERGER | BERMAN
-------------------------
A LEHMAN BROTHERS COMPANY




PROSPECTUS - DECEMBER 17, 2007




Neuberger Berman

Equity Funds

TRUST CLASS SHARES
Focus Fund

Genesis Fund

Guardian Fund

International Fund

Mid Cap Growth Fund

Partners Fund

Regency Fund

Small Cap Growth Fund

Socially Responsive Fund



These securities, like the securities of
all mutual funds, have not been approved
or  disapproved  by the  Securities  and
Exchange Commission,  and the Securities
and   Exchange    Commission   has   not
determined   if   this   prospectus   is
accurate or complete. Any representation to the contrary is a criminal offense.

CONTENTS
--------------------------------------------------------------------------------

EQUITY FUNDS
Focus Fund...................................................................2

Genesis Fund.................................................................7

Guardian Fund...............................................................13

International Fund..........................................................19

Mid Cap Growth Fund.........................................................26

Partners Fund...............................................................31

Regency Fund................................................................38

Small Cap Growth Fund.......................................................46

Socially Responsive Fund....................................................53


YOUR INVESTMENT
Maintaining Your Account....................................................60

Share Prices................................................................62

Distributions and Taxes.....................................................63

Redemption Fee..............................................................64

Market Timing Policy........................................................65

Portfolio Holdings Policy...................................................66

Fund Structure..............................................................66



THESE FUNDS:
o  are designed for investors with long-term goals in mind
o offer you the opportunity to participate in financial markets through a professionally managed stock portfolio
o also offer the opportunity to diversify your portfolio with Funds that invest using a value or a growth approach, or a combination of the two
o carry certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
o are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency


o normally invest at least 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in equity securities.



THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAMES IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(c) 2007 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

Neuberger Berman
FOCUS FUND                                                  Ticker Symbol: NBFCX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

To pursue this goal, the Fund invests in a highly concentrated portfolio, consisting mainly of common stocks of companies of any size that are selected using a fundamental, research driven approach.


Under normal market conditions, the Fund will hold approximately 30-35 stocks. Because of the concentrated nature of its investment, the Fund typically will be substantially over-and under-weighted in certain economic sectors.


The Portfolio Manager looks for undervalued companies. Factors in identifying these firms may include above-average returns, an established market niche, and sound future business prospects. This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with investing in a smaller number of stocks.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.

                                  2 FOCUS FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


Because the Fund holds a limited number of stocks, the Fund typically will be substantially over- and under-weighted in certain economic sectors at any given time. Therefore, its performance is likely to be disproportionately affected by the factors influencing those sectors and may suffer if certain economic sectors it emphasizes do not perform as expected.

To the extent that the Fund emphasizes a particular market capitalization, it takes on the associated risks. Mid- and small-cap stocks tend to be more volatile than large-cap stocks. At any given time, any one of these market capitalizations may be out of favor with investors. If the Fund emphasizes that market capitalization, it could perform worse than certain other funds.

The Fund is non-diversified. This means that the percentage of the Fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer increases the Fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                                  3 FOCUS FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------


[GRAPHIC OMITTED]

1997      '98     '99     '00    '01     '02     '03    '04    '05     '06
--------------------------------------------------------------------------
24.15   13.17   25.89   12.18  -6.92  -36.48   64.58   4.82  -0.20   12.19


--------------------------------------------------------------------------
BEST QUARTER:  Q4 '98, 34.52%

WORST QUARTER:  Q3 '02, -31.93%

Year-to-date performance as of 9/30/2007: 8.64%
--------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*
--------------------------------------------------------------------------------
                             1 Year    5 Years   10 Years
--------------------------------------------------------------------------------
FOCUS FUND
Return Before Taxes          12.19       4.17      8.52
Return After Taxes on
Distributions                 9.90       3.31      7.59
Return After Taxes on
Distributions and
Sale of Fund
Shares                       10.94       3.55      7.32
S&P 500 Index**              15.78       6.19      8.42
Russell 1000 Value Index     22.25      10.86     11.00

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The S&P 500 Index is an unmanaged index of U.S. stocks. The Russell 1000 Value Index is an unmanaged index of U.S. mid-and large-cap value stocks.
--------------------------------------------------------------------------------



*THROUGH 12/15/2000, FOCUS FUND TRUST CLASS WAS ORGANIZED AS A FEEDER FUND IN A MASTER/FEEDER, RATHER THAN A MULTIPLE CLASS, STRUCTURE. PERFORMANCE FROM THE BEGINNING OF THE MEASUREMENT PERIOD ABOVE TO 12/15/2000 IS THAT OF THE PREDECESSOR FEEDER FUND, WHICH HAD AN IDENTICAL INVESTMENT PROGRAM AND THE SAME EXPENSES AS FOCUS FUND TRUST CLASS.


**THE FUND'S BROAD-BASED INDEX USED FOR COMPARISON PURPOSES HAS BEEN CHANGED FROM THE RUSSELL 1000 VALUE INDEX TO THE S&P 500 INDEX BECAUSE THE NEW INDEX MORE CLOSELY RESEMBLES THE CHARACTERISTICS OF THE FUND'S INVESTMENTS.


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. EQUITY MARKET AND OF THE PORTION OF THE MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.


BECAUSE THE FUND HAD A POLICY OF INVESTING MAINLY IN LARGE-CAP STOCKS PRIOR TO SEPTEMBER 1998 AND INVESTING 90% OF ITS ASSETS IN NO MORE THAN SIX ECONOMIC SECTORS PRIOR TO DECEMBER 17, 2007, ITS PERFORMANCE DURING THOSE PERIODS MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.


                                  4 FOCUS FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.



FEE TABLE
--------------------------------------------------------------------------------

SHAREHOLDER FEES                                                     None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                                    0.90
Distribution (12b-1) fees                                            0.10
Other expenses                                                       0.09
--------------------------------------------------------------------------------
Total annual operating expenses                                      1.09
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.



--------------------------------------------------------------------------------
                   1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Expenses            $111      $347       $601       $1,329
--------------------------------------------------------------------------------



*  THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

** "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.90% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

PORTFOLIO MANAGER

ROBERT B. CORMAN is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. He has been the Portfolio Manager of the Fund since October 2005. Previously, he co-managed the Fund's assets from November 2003 to September 2005. He held senior positions in portfolio management at four other firms since 1981.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

                                  5 FOCUS FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                             2003          2004       2005       2006       2007
------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
               Share price (NAV) at beginning of year             16.98          23.75     23.51      27.36      25.19
 PLUS:         Income from investment operations
               Net investment income loss                          0.01           0.01      0.10       0.04       0.05
               Net gains (losses) - realized and unrealized        6.76          (0.24)     3.76       1.65       2.46
               Subtotal: income from investment operations         6.77          (0.23)     3.86       1.69       2.51
 MINUS:        Distributions to shareholders
               Income dividends                                       -           0.01      0.01       0.16       0.04
               Capital gain distributions                             -              -         -       3.70       3.57
               Subtotal: distributions to shareholders                -           0.01      0.01       3.86       3.61
 EQUALS:       Share price (NAV) at end of year                   23.75          23.51     27.36      25.19      24.09

-----------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                              1.06           1.02      1.04       1.06       1.07
Gross expenses(1)                                                     -           1.02      1.04       1.06       1.07
Expenses(2)                                                        1.06           1.03      1.05       1.06       1.08
Net investment income (loss) - actual                              0.04           0.04      0.38       0.14       0.21
------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                  39.87          (0.98)(3) 16.44(3)    6.81(3)   10.49(3)
Net assets at end of year (in millions of dollars)                333.0          267.3     189.4      112.8       72.3
Portfolio turnover rate (%)                                          24             27        19         41         53
------------------------------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR
REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

                                                          6 FOCUS FUND

Neuberger Berman
GENESIS FUND                                                Ticker Symbol: NBGEX
--------------------------------------------------------------------------------
This Fund is closed to new investors.

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $2 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the company's market value has grown beyond $2 billion. The Fund seeks to reduce risk by diversifying among many companies and industries.

The Portfolio Managers generally look for undervalued companies whose current market shares and balance sheets are strong. Factors in identifying these firms may include:

o above-average returns
o an established market niche
o circumstances that would make it difficult for new competitors to enter the market
o the ability to finance their own growth
o sound future business prospects.

This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with small-cap stocks. At times, the Portfolio Managers may emphasize certain sectors that they believe will benefit from market or economic trends.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> SMALL-CAP STOCKS

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE LAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.

--> VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.

                                 7 GENESIS FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


Stock prices of many smaller companies are based on future expectations. The Portfolio Managers tend to focus on companies whose financial strength is largely based on existing business lines rather than projected growth. While this can help reduce risk, the Fund is still subject to many of the risks of small-cap investing.

The stocks of smaller companies in which the Fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

o may have a shorter history of operations than larger companies
o may not have as great an ability to raise additional capital
o may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

To the extent the Portfolio Managers commit a portion of the Fund's assets to mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                                 8 GENESIS FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

 1997     '98    '99     '00     '01    '02      '03     '04    '05    '06
--------------------------------------------------------------------------------
34.86   -6.98   4.01    32.49  12.08  -2.99    31.65   18.68  16.30   7.26


BEST QUARTER: Q3 '97, 20.18%

WORST QUARTER: Q3 '98, -16.44%

Year-to-date performance as of 9/30/2007: 16.47%


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*
--------------------------------------------------------------------------------

                             1 Year     5 Years      10 Years
--------------------------------------------------------------------------------
GENESIS FUND
Return Before Taxes          7.26       13.58        13.86
Return After Taxes on
Distributions                5.91       13.11        13.29
Return After Taxes on
Distributions and
Sale of Fund Shares          6.54       11.90        12.28
Russell 2000 Index           18.37      11.39         9.44

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTION:
The Russell 2000 Index is an unmanaged index of U.S. small- cap stocks.
--------------------------------------------------------------------------------


* THROUGH 12/15/2000, GENESIS FUND TRUST CLASS WAS ORGANIZED AS A FEEDER FUND IN A MASTER/FEEDER, RATHER THAN A MULTIPLE CLASS, STRUCTURE. PERFORMANCE FROM THE BEGINNING OF THE MEASUREMENT PERIOD ABOVE TO 12/15/2000 IS THAT OF THE PREDECESSOR FEEDER FUND, WHICH HAD AN IDENTICAL INVESTMENT PROGRAM AND THE SAME EXPENSES AS GENESIS FUND TRUST CLASS.


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.

                                 9 GENESIS FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE

--------------------------------------------------------------------------------
SHAREHOLDER FEES                                             None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                            1.06
Distribution (12b-1) fees                                    None
Other expenses                                               0.05
Acquired fund fees and expenses***                           0.01
--------------------------------------------------------------------------------
Total annual operating expenses                              1.12
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                    1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Expenses            $114      $356       $617       $1,363
--------------------------------------------------------------------------------


*   THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**  "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.


*** "ACQUIRED FUND FEES AND EXPENSES" ARE FEES AND EXPENSES INCURRED
    INDIRECTLY BY THE FUND AS A RESULT OF THE INVESTMENT OF ITS UNINVESTED CASH IN A FUND MANAGED BY NEUBERGER BERMAN MANAGEMENT INC. OR AN AFFILIATE.


[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 1.06% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

PORTFOLIO MANAGERS

JUDITH M. VALE AND ROBERT W. D'ALELIO are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. Vale and D'Alelio have been senior members of the Small Cap Group since 1992 and 1996, respectively. Ms. Vale has co-managed the Fund's assets since 1994. Mr. D'Alelio joined the firm in 1996 and has co-managed the Fund's assets since 1997.

                                10 GENESIS FUND

MICHAEL L. BOWYER AND BRETT S. REINER are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. Bowyer and Reiner have been members of the Small Cap Group since 2001 and 2003, respectively. Mr. Bowyer joined the firm in 1996 and Mr. Reiner in 2000. They are the Associate Portfolio Managers of the Fund.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                                11 GENESIS FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


---------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                 2003       2004       2005       2006       2007
---------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

          Share price (NAV) at beginning of year                     28.19      33.54      38.66      48.66      49.89
PLUS:     Income from investment operations
          Net investment loss                                        (0.10)     (0.16)     (0.13)     (0.11)      0.56
          Net gains (losses) - realized and unrealized                5.55       5.30      11.39       2.44       7.64
          Subtotal: income from investment operations                 5.45       5.14      11.26       2.33       8.20
MINUS:    Distributions to shareholders
          Income dividends                                               -          -          -          -       0.60
          Capital gain distributions                                  0.10       0.02       1.26       1.10       3.80
          Subtotal: distributions to shareholders                        -          -          -          -       4.40
EQUALS:  S hare price (NAV) at end of year                           33.54      38.66      48.66      49.89      53.69
--------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.

Net expenses - actual                                                 1.12       1.10       1.09       1.09       1.09
Gross expenses(1)                                                        -       1.10       1.10       1.09       1.10
Expenses(2)                                                           1.12       1.10       1.10       1.09       1.10
Net investment loss - actual                                         (0.35)     (0.42)     (0.31)     (0.22)      1.09
---------------------------------------------------------------------------------------------------------------------------
OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)                                                     19.40      15.32(3)   29.63(3)    4.82(3)   17.41(3)
Net assets at end of year (in millions of dollars)                 2,931.7      4,086.3    6,348.2    5,970.9    4,985.5
Portfolio turnover rate (%)                                             17           23         11         19         25
---------------------------------------------------------------------------------------------------------------------------

THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK
COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

                                                       12 GENESIS FUND

Neuberger Berman
GUARDIAN FUND                                               Ticker Symbol: NBGTX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL; CURRENT INCOME IS A SECONDARY GOAL.

To pursue these goals, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection. They seek to identify stocks in well-positioned businesses that they believe are undervalued in the market. They look for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> MID- AND LARGE-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY PERFORMED MORE LIKE SMALL-CAPS THAN LIKE LARGE-CAPS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER ATTRACTIVE LONG-TERM RETURNS.

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. COMPARED TO MID-CAP COMPANIES, THEY MAY BE LESS RESPONSIVE TO CHANGE, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF MID-CAP COMPANIES, OFTEN WITH LOWER VOLATILITY.

--> VALUATION SENSITIVE INVESTING

IN ADDITION TO TRADITIONAL VALUE INVESTING - I.E., LOOKING FOR VALUE AMONG COMPANIES WHOSE STOCK PRICES ARE BELOW THEIR HISTORICAL AVERAGE, BASED ON EARNINGS, CASH FLOW, OR OTHER FINANCIAL MEASURES - WE MAY ALSO BUY A COMPANY'S SHARES IF THEY LOOK MORE FULLY PRICED BASED ON WALL STREET CONSENSUS ESTIMATES OF EARNINGS, BUT STILL INEXPENSIVE RELATIVE TO OUR ESTIMATES. WE LOOK FOR THESE COMPANIES TO RISE IN PRICE AS THEY OUTPERFORM WALL STREET'S EXPECTATIONS, BECAUSE SOME ASPECTS OF THE BUSINESS HAVE NOT BEEN FULLY APPRECIATED OR APPROPRIATELY PRICED BY OTHER INVESTORS.

                                13 GUARDIAN FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


The Fund holds a relatively concentrated portfolio that may contain fewer securities than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a valuation sensitive approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                                14 GUARDIAN FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*

--------------------------------------------------------------------------------

[GRAPHIC OMMITTED]

 1997     '98    '99     '00    '01     '02     '03     '04    '05     '06
--------------------------------------------------------------------------------
17.83    2.36   8.36   -1.97  -1.93  -25.91   35.01   15.93   8.26   13.32


BEST QUARTER: Q4 '98, 23.16%

WORST QUARTER: Q3 '98, -26.19%

Year-to-date performance as of 9/30/2007: 9.49%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

                              1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
GUARDIAN FUND
Return Before Taxes           13.32      7.31       5.98
Return After Taxes on
Distributions                 12.17      6.99       4.62
Return After Taxes on
Distributions and
Sale of Fund Shares           10.17      6.27       4.63
S&P 500 Index                 15.78      6.19       8.42

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The S&P 500 Index is an unmanaged index of U.S. stocks.
--------------------------------------------------------------------------------



* THROUGH 12/15/2000, GUARDIAN FUND TRUST CLASS WAS ORGANIZED AS A FEEDER FUND IN A MASTER/FEEDER, RATHER THAN A MULTIPLE CLASS, STRUCTURE. PERFORMANCE FROM THE BEGINNING OF THE MEASUREMENT PERIOD ABOVE TO 12/15/2000 IS THAT OF THE PREDECESSOR FEEDER FUND, WHICH HAD AN IDENTICAL INVESTMENT PROGRAM AND THE SAME EXPENSES AS GUARDIAN FUND TRUST CLASS.



--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.


BECAUSE THE FUND HAD A POLICY OF INVESTING MAINLY IN LARGE-CAP STOCKS PRIOR TO DECEMBER 2002, ITS PERFORMANCE DURING THAT TIME MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.


                                15 GUARDIAN FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.


FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                             None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                            0.89
Distribution (12b-1) fees                                    0.10
Other expenses                                               0.07
--------------------------------------------------------------------------------
Total annual operating expenses                              1.06
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                    1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
 Expenses            $108      $337       $585       $1,294
--------------------------------------------------------------------------------


*   THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**  "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.88% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

                                16 GUARDIAN FUND

PORTFOLIO MANAGERS

ARTHUR MORETTI is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. Mr. Moretti joined each firm in 2001 and has managed the Fund since December 2002. He was a portfolio manager and fund analyst at two other firms since 1991.

INGRID S. DYOTT is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. She has been an Associate Manager of the Fund since December 2003 and has been a Portfolio Manager at Neuberger Berman since 1997.

SAJJAD S. LADIWALA is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been an Associate Manager of the Fund since December 2003. He held various positions as a financial analyst at two other firms since 1994.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                                17 GUARDIAN FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                               2003       2004       2005       2006       2007
------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
           Share price (NAV) at beginning of year                   9.10        10.18      11.39     13.79        14.66
PLUS:      Income from investment operations
           Net investment income                                    0.03         0.02       0.08      0.04         0.07
           Net gains (losses) - realized and unrealized             1.10         1.21       2.35      0.91         1.98
           Subtotal: income from investment operations              1.13         1.23       2.43      0.95         2.05
MINUS:     Distributions to shareholders
           Income dividends                                         0.04         0.02       0.03      0.08         0.04
           Capital gain distributions                                  -            -          -         -         1.03
           Tax return of capital                                    0.01            -          -         -            -
           Subtotal: distributions to shareholders                  0.05         0.02       0.03      0.08         1.07
EQUALS:    Share price (NAV) at end of year                        10.18        11.39      13.79     14.66        15.64

------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.
Net expenses - actual                                               1.05         1.04       1.04      1.04         1.05
Gross expenses(1)                                                      -         1.04       1.05      1.04         1.05
Expenses(2)                                                         1.05         1.04       1.05      1.05         1.05
Net investment income - actual                                      0.33         0.21       0.64      0.31         0.47

------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                   12.59     12.09(3)   21.33(3)   6.90(3)     14.30(3)
Net assets at end of year (in millions of dollars)                 288.5        282.7      180.0     160.5        122.7
Portfolio turnover rate (%)                                          113           25         20        34           20
------------------------------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK
COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

                                18 GUARDIAN FUND

Neuberger Berman
INTERNATIONAL FUND                                          Ticker Symbol: NBITX
--------------------------------------------------------------------------------

This Fund is closed to new investors.

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN COMMON STOCKS OF FOREIGN COMPANIES.

To pursue this goal, the Fund invests mainly in foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The Fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the Portfolio Managers look for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The Portfolio Managers also consider the outlooks for various countries and regions around the world, examining economic, market, social, and political conditions.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> FOREIGN STOCKS

THERE ARE MANY PROMISING OPPORTUNITIES FOR INVESTMENT OUTSIDE THE UNITED STATES. FOREIGN MARKETS OFTEN RESPOND TO DIFFERENT FACTORS AND THEREFORE TEND TO FOLLOW CYCLES THAT ARE DIFFERENT FROM EACH OTHER.

FOR THIS REASON, MANY INVESTORS PUT A PORTION OF THEIR PORTFOLIOS IN FOREIGN INVESTMENTS AS A WAY OF GAINING FURTHER DIVERSIFICATION. WHILE FOREIGN STOCK MARKETS CAN BE RISKY, INVESTORS GAIN AN OPPORTUNITY TO ADD POTENTIAL LONG-TERM GROWTH.

--> GROWTH AND VALUE INVESTING

THE FUND USES A BLEND OF GROWTH AND VALUE STRATEGIES. VALUE INVESTORS SEEK STOCKS TRADING AT BELOW MARKET AVERAGE PRICES BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES BEFORE OTHER INVESTORS DISCOVER THEIR WORTH. GROWTH INVESTORS SEEK COMPANIES THAT ARE ALREADY SUCCESSFUL BUT MAY NOT HAVE REACHED THEIR FULL POTENTIAL.

                             19 INTERNATIONAL FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments. The value of your investment may fall, sometimes sharply, and you could lose money.


Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. These risks are generally greater in emerging markets. Over a given period of time, foreign stocks may underperform U.S. stocks -- sometimes for years. The Fund could also underperform if the Portfolio Managers invest in countries or regions whose economic performance falls short.

In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to "time-zone arbitrage". If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in the Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

Mid- and small-cap stocks tend to be less liquid and more volatile than large-cap stocks. Any type of stock may underperform any other during a given period.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. THE FUND MAY USE DERIVATIVES FOR HEDGING AND FOR SPECULATION. HEDGING COULD REDUCE THE FUND'S LOSSES FROM CURRENCY FLUCTUATIONS, BUT COULD ALSO REDUCE ITS GAINS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS. A DERIVATIVE INSTRUMENT, WHETHER USED FOR HEDGING OR SPECULATION, COULD FAIL TO PERFORM AS EXPECTED, CAUSING A LOSS FOR THE FUND.

                             20 INTERNATIONAL FUND

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL, OR OTHER CONDITIONS OR IT RECEIVES LARGE CASH INFLOWS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

                             21 INTERNATIONAL FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

 1997     '98    '99     '00    '01     '02     '03     '04    '05     '06
-----------------------------------------------------------------------------
11.21    2.70  66.03  -23.23 -17.87  -11.58   43.48   29.97  23.87   25.08


BEST QUARTER: Q4 '99, 42.53%

WORST QUARTER: Q3 '98, -25.92%

Year-to-date performance as of 9/30/2007: 8.44%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*

--------------------------------------------------------------------------------
                              1 Year            5 Years         10 Years
--------------------------------------------------------------------------------
INTERNATIONAL FUND
Return Before Taxes           25.08             20.64            11.81
Return After Taxes on
Distributions                 22.86             20.10            11.03
Return After Taxes on
Distributions and
Sale of Fund Shares           18.18             18.27            10.26
MSCI EAFE Index               26.86             15.43             8.06

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTION:
The MSCI EAFE Index is an unmanaged index of stocks from Europe, Australasia, and the Far East.


* THROUGH 12/15/2000, INTERNATIONAL FUND TRUST CLASS WAS ORGANIZED AS A FEEDER FUND IN A MASTER/FEEDER, RATHER THAN A MULTIPLE CLASS, STRUCTURE. PERFORMANCE SHOWN FOR THE PERIODS FROM 6/1998 TO 12/15/2000 IS THAT OF THE PREDECESSOR FEEDER FUND, WHICH HAD AN IDENTICAL INVESTMENT PROGRAM AND THE SAME EXPENSES AS INTERNATIONAL FUND TRUST CLASS. PERFORMANCE FROM THE BEGINNING OF THE MEASUREMENT PERIOD ABOVE TO 6/1998 IS THAT OF INTERNATIONAL FUND INVESTOR CLASS. BECAUSE INVESTOR CLASS HAS MODERATELY LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE TRUST CLASS.

--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN THE FUND AND INCLUDE ALL FUND EXPENSES.


AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.


BECAUSE THE FUND HAD A POLICY OF INVESTING PRIMARILY IN MID- AND LARGE-CAP STOCKS PRIOR TO SEPTEMBER 1998, ITS PERFORMANCE DURING THAT TIME MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.

                             22 International Fund

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares held for more than 60 days, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(% of amount redeemed or exchanged)                               None
--------------------------------------------------------------------------------
These are deducted directly from your investment.
Redemption Fee*                                                   2.00
Exchange Fee*                                                     2.00
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES
(% of average net assets)**
These are deducted from Fund assets, so you pay them indirectly.
Management fees***                                                1.19
Distribution (12b-1) fees                                         None
Other expenses                                                    0.16
--------------------------------------------------------------------------------
Total annual operating expenses                                   1.35
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                    1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Expenses            $137        $428         $739         $1,624
--------------------------------------------------------------------------------



* THESE FEES ARE CHARGED ON INVESTMENTS HELD 60 DAYS OR LESS, WHETHER FUND SHARES ARE REDEEMED OR EXCHANGED FOR SHARES OF ANOTHER FUND. SEE "REDEMPTION FEE" FOR MORE INFORMATION.


**  THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

*** "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 1.19% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

                             23 INTERNATIONAL FUND

PORTFOLIO MANAGERS

BENJAMIN SEGAL is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Segal joined the firm in 1999 and has been the Portfolio Manager since November 2003. Prior to that, he was a co-Portfolio Manager since 2000. He was an assistant portfolio manager at another firm from 1997 to 1998. Prior to 1997, he held positions in international finance and consulting.

MILU E. KOMER is a Vice President of Neuberger Berman Management Inc. and of Neuberger Berman, LLC. Ms. Komer joined the firm in 2001 and is the Associate Portfolio Manager of the Fund. Prior to that, she held associate positions at other investment firms from 1998 to 2001.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                             24 INTERNATIONAL FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                             2003       2004       2005       2006       2007
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
           Share price (NAV) at beginning of year                 11.36      12.60      16.80      22.93      26.52
PLUS:      Income from investment operations
           Net investment income (loss)                            0.09       0.03       0.14       0.31       0.27
           Net gains (losses) - realized and unrealized            1.04       4.27       6.04       4.16       4.16
           Subtotal: income from investment operations             1.13       4.30       6.18       4.47       4.43
           Redemption fees                                         0.11       0.01       0.01       0.01       0.00
MINUS:     Distributions to shareholders
           Income dividends                                           -       0.11       0.06       0.08       0.24
           Capital gain distributions                                 -          -          -       0.81       2.53
           Subtotal: distributions to shareholders                    -       0.11       0.06       0.89       2.77
EQUALS:    Share price (NAV) at end of year                       12.60      16.80      22.93      26.52      28.18
------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                              2.00       1.93       1.48       1.32       1.33
Gross expenses(1)                                                  3.07       1.93       1.50       1.32       1.33
Expenses(2)                                                        2.00       1.93       1.50       1.33       1.34
Net investment income (loss) - actual                              0.81       0.17       0.70       1.21       0.96
------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return(%)(3)                                                 10.92     34.31      36.89      20.02      17.34
Net assets at end of year (in millions of dollars)                   2.2      16.7      233.2      870.9      824.3
Portfolio turnover rate (%)                                           90        72         38         48         42
------------------------------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT/REPAYMENT AND/OR WAIVER OF A PORTION
    OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER/HIGHER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED/RECOUPED CERTAIN EXPENSES
    AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

                                                     25 INTERNATIONAL FUND

Neuberger Berman
MID CAP GROWTH FUND                                         Ticker Symbol: NBMTX
(Formerly Neuberger Berman Manhattan Fund)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, he looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as:

o   financial condition (such as debt to equity ratio)
o   market share and competitive leadership of the company's products
o   earnings growth relative to competitors
o market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in mid-capitalization companies without providing shareholders at least 60 days' advance notice.

--> MID-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

--> GROWTH INVESTING

FOR GROWTH INVESTORS, THE AIM IS TO INVEST IN COMPANIES THAT ARE ALREADY SUCCESSFUL BUT COULD BE EVEN MORE SO. OFTEN, THESE STOCKS ARE IN EMERGING OR RAPIDLY GROWING INDUSTRIES. ACCORDINGLY, THE FUND AT TIMES MAY INVEST A GREATER PORTION OF ITS ASSETS IN PARTICULAR INDUSTRIES OR SECTORS THAN OTHER FUNDS DO.

WHILE MOST GROWTH STOCKS ARE KNOWN TO INVESTORS, THEY MAY NOT YET HAVE REACHED THEIR FULL POTENTIAL. THE GROWTH INVESTOR LOOKS FOR INDICATIONS OF CONTINUED SUCCESS.

                             26 MID CAP GROWTH FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


By focusing on mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                             27 MID CAP GROWTH FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------

[GRAPHIC OMITTED]

1997      '98     '99     '00    '01     '02     '03    '04    '05     '06
--------------------------------------------------------------------------
29.33   15.91   49.57  -11.40 -29.68  -31.23   30.55  16.03  13.07   14.20

BEST QUARTER:  Q4 '99, 48.88%

WORST QUARTER:  Q3 '01, -30.10%

Year-to-date performance as of 9/30/2007: 24.15%
--------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*

--------------------------------------------------------------------------
                                1 Year    5 Years       10 Years
--------------------------------------------------------------------------
MID CAP GROWTH FUND
Return Before Taxes              14.20       6.11         6.51
Return After Taxes on
Distributions                    14.20       6.11         5.33
Return After Taxes on
Distributions and
Sale of Fund Shares              9.23        5.28         5.28
Russell Midcap Growth Index     10.66        8.22         8.62
Russell Midcap Index            15.26       12.88        12.14

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks.
The Russell Midcap Index is an unmanaged index of U.S. mid-cap stocks.
--------------------------------------------------------------------------


* THROUGH 12/15/2000, MID CAP GROWTH FUND TRUST CLASS (FORMERLY KNOWN AS MANHATTAN FUND TRUST CLASS) WAS ORGANIZED AS A FEEDER FUND IN A MASTER/
FEEDER, RATHER THAN A MULTIPLE CLASS, STRUCTURE. PERFORMANCE FROM THE BEGINNING OF THE MEASUREMENT PERIOD ABOVE TO 12/15/2000 IS THAT OF THE PREDECESSOR FEEDER FUND, WHICH HAD AN IDENTICAL INVESTMENT PROGRAM AND THE SAME EXPENSES AS MID CAP GROWTH FUND TRUST CLASS.

--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.


AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. MID-CAP EQUITY MARKET AND OF THE PORTION OF THE MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.

BECAUSE THE FUND HAD A POLICY OF INVESTING IN STOCKS OF ALL CAPITALIZATIONS AND USED A COMPARATIVELY MORE VALUE-ORIENTED INVESTMENT APPROACH PRIOR TO JULY 1997, ITS PERFORMANCE DURING THAT TIME MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.


                             28 MID CAP GROWTH FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE

--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.

Management fees**                                               0.94
Distribution (12b-1) fees                                       None
Other expenses                                                  0.38
--------------------------------------------------------------------------------
Total annual operating expenses                                 1.32
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
               1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
Expenses        $134            $418            $723            $1,590
--------------------------------------------------------------------------------


*   THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**  "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.


[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.94% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

PORTFOLIO MANAGER

KENNETH J. TUREK, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985. Mr. Turek has managed the Fund since January 2003.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

                             29 MID CAP GROWTH FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                             2003          2004       2005       2006       2007
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
               Share price (NAV) at beginning of year              7.26           8.62      9.04      11.46      12.53
 PLUS:         Income from investment operations
               Net investment loss                                (0.06)         (0.07)    (0.09)     (0.08)     (0.09)
               Net gains (losses) - realized and unrealized        1.42           0.49      2.51       1.15       3.67
               Subtotal: income from investment operations         1.36           0.42      2.42       1.07       3.58
 MINUS:        Distributions to shareholders
               Capital gain distributions                             -              -         -          -          -
               Subtotal: distributions to shareholders                -              -         -          -          -
 EQUALS:       Share price (NAV) at end of year                    8.62           9.04     11.46      12.53      16.11
------------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                              1.19           1.19      1.26       1.32       1.30
Gross expenses(1)                                                     -           1.19      1.26       1.32       1.30
Expenses(2)                                                        1.19           1.21      1.27       1.33       1.31
Net investment income (loss) - actual                             (0.85)         (0.77)    (0.85)     (0.65)     (0.63)
------------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                  18.73           4.87(3)  26.77(3)    9.34(3)   28.57(3)
Net assets at end of year (in millions of dollars)                16.7            9.5       7.6        6.6       13.4
Portfolio turnover rate (%)                                        145            102        65         45         49
------------------------------------------------------------------------------------------------------------------------------------


ALL FIGURES FOR THE FISCAL YEAR 2003 WERE AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THAT YEAR. THE FIGURES FOR FISCAL YEARS
2004 AND THEREAFTER HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
THOSE YEARS. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK
COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT
    MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF
    INVESTMENT MANAGEMENT FEES.

                                                       30 MID CAP GROWTH FUND

Neuberger Berman
PARTNERS FUND                                               Ticker Symbol: NBPTX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

The Portfolio Manager looks for well-managed companies with strong balance sheets whose stock prices are undervalued. Factors in identifying these firms may include:

o   historical low valuation
o strong fundamentals, such as a company's financial, operational, and competitive positions
o   relatively high operating profit margins and returns.

The Portfolio Manager may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

While the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> MID- AND LARGE-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY PERFORMED MORE LIKE SMALL-CAPS THAN LIKE LARGE-CAPS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER ATTRACTIVE LONG-TERM RETURNS.

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. COMPARED TO MID-CAP COMPANIES, THEY MAY BE LESS RESPONSIVE TO CHANGE, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF MID-CAP COMPANIES, OFTEN WITH LOWER VOLATILITY.

--> FOREIGN STOCKS

THERE ARE MANY PROMISING OPPORTUNITIES FOR INVESTMENT OUTSIDE THE UNITED STATES. FOREIGN MARKETS OFTEN RESPOND TO DIFFERENT FACTORS AND THEREFORE TEND TO FOLLOW CYCLES THAT ARE DIFFERENT FROM EACH OTHER.

FOR THIS REASON, MANY INVESTORS PUT A PORTION OF THEIR PORTFOLIOS IN FOREIGN INVESTMENTS AS A WAY OF GAINING FURTHER DIVERSIFICATION. WHILE FOREIGN STOCK MARKETS CAN BE RISKY, INVESTORS GAIN AN OPPORTUNITY TO ADD POTENTIAL LONG-TERM GROWTH.

                                31 PARTNERS FUND

--> VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.

                                32 PARTNERS FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.


The Fund's value investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one economic sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

The Fund may invest in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments.


Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks and they may also be less liquid.

In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to "time-zone arbitrage". If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in the Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

                                33 PARTNERS FUND

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.


WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.



                                34 PARTNERS FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

1997      '98     '99     '00    '01     '02     '03      '04    '05     '06
--------------------------------------------------------------------------------
29.10    6.14    7.69    0.48  -3.25  -24.91   35.66    19.02  17.81   13.04

BEST QUARTER:  Q2 '03, 20.32%

WORST QUARTER:  Q3 '02, -21.40%

Year-to-date performance as of 9/30/2007: 8.55%


--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*

--------------------------------------------------------------------------------
                                 1 Year          5 Years        10 Years
--------------------------------------------------------------------------------

PARTNERS FUND
Return Before Taxes              13.04            10.06           8.76
Return After Taxes on
Distributions                    12.70             9.81           7.83
Return After Taxes on
Distributions and
Sale of Fund Shares               8.94             8.75            7.27
Russell 1000 Value Index         22.25            10.86           11.00
S&P 500 Index                    15.78             6.19            8.42

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangtements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks. The S&P 500 Index is an unmanaged index of U.S. stocks.

--------------------------------------------------------------------------------



* THROUGH 12/15/2000, PARTNERS FUND TRUST CLASS WAS ORGANIZED AS A FEEDER FUND IN A MASTER/FEEDER, RATHER THAN A MULTIPLE CLASS, STRUCTURE. PERFORMANCE FROM THE BEGINNING OF THE MEASUREMENT PERIOD ABOVE TO 12/15/2000 IS THAT OF THE PREDECESSOR FEEDER FUND, WHICH HAD AN IDENTICAL INVESTMENT PROGRAM AND THE SAME EXPENSES AS PARTNERS FUND TRUST CLASS.


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. EQUITY MARKET AND OF THE PORTION OF THE MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.

                                35 PARTNERS FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
 These are deducted from Fund assets, so you pay them indirectly.

Management fees**                                               0.85
Distribution (12b-1) fees                                       0.10
Other expenses                                                  0.05
--------------------------------------------------------------------------------
Total annual operating expenses                                 1.00
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
Expenses         $102            $318            $552            $1,225
--------------------------------------------------------------------------------


*   THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**  "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.85% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


PORTFOLIO MANAGER

S. BASU MULLICK is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been a fund manager at Neuberger Berman Management Inc. and has managed the Fund since 1998.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

                                36 PARTNERS FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                             2003           2004       2005       2006       2007
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
               Share price (NAV) at beginning of year             12.84          14.81       16.48      22.02      22.14
 PLUS:         Income from investment operations
               Net investment income (loss)                       (0.01)          0.10       0.13        0.15       0.06
               Net gains (losses) - realized and unrealized        1.98           1.57       5.51        1.11       3.05
               Subtotal: income from investment operations         1.97           1.67       5.64        1.26       3.11
 MINUS:        Distributions to shareholders
               Income dividends                                       -              -       0.10        0.13       0.11
               Capital gain distributions                             -              -          -        1.01       0.39
               Subtotal: distributions to shareholders                -              -       0.10        1.14       0.50
 EQUALS:       Share price (NAV) at end of year                   14.81          16.48      22.02       22.14      24.75
------------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.
Net expenses - actual                                              1.05           1.02       1.02        0.99       0.99
Gross expenses(1)                                                     -           1.03       1.02        0.99       0.99
Expenses(2)                                                        1.05           1.04       1.03        1.00       1.00
Net investment income (loss) - actual                             (0.07)          0.60       0.66        0.66       0.26
------------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                  15.34         11.28(3)    34.34(3)     5.70(3)   14.09(3)
Net assets at end of year (in millions of dollars)                301.1           283.8       532.8       970.5    1,171.5
Portfolio turnover rate (%)                                          65              67          61          33         47
------------------------------------------------------------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT,
ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

                                                       37 PARTNERS FUND

Neuberger Berman
REGENCY FUND                                                Ticker Symbol: NBREX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.


To pursue this goal, the Fund invests mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.


The Portfolio Manager looks for undervalued companies with high-quality businesses. Factors in identifying these firms may include:

o   historical low valuation
o   above-average returns on invested capital
o   solid balance sheets.

This approach is designed to let the Fund benefit from potential increases in stock prices while limiting the risks typically associated with stocks. At times, the Portfolio Manager may emphasize certain sectors that he believes will benefit from market or economic trends.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

While the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> MID-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

--> FOREIGN STOCKS

THERE ARE MANY PROMISING OPPORTUNITIES FOR INVESTMENT OUTSIDE THE UNITED STATES. FOREIGN MARKETS OFTEN RESPOND TO DIFFERENT FACTORS AND THEREFORE TEND TO FOLLOW CYCLES THAT ARE DIFFERENT FROM EACH OTHER.

FOR THIS REASON, MANY INVESTORS PUT A PORTION OF THEIR PORTFOLIOS IN FOREIGN INVESTMENTS AS A WAY OF GAINING FURTHER DIVERSIFICATION. WHILE FOREIGN STOCK MARKETS CAN BE RISKY, INVESTORS GAIN AN OPPORTUNITY TO ADD POTENTIAL LONG-TERM GROWTH.

                                38 REGENCY FUND

--> VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.

                                39 REGENCY FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


By focusing on mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.


The Fund's value investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one economic sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

The Fund may invest in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments.


Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks and they may also be less liquid.

In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to "time-zone arbitrage". If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in the Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

                                40 REGENCY FUND

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.


WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                                41 REGENCY FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1997      '98     '99     '00    '01     '02     '03      '04    '05     '06
--------------------------------------------------------------------------------
                        31.25  -2.31  -11.69   35.91    22.20  12.34   11.39

BEST QUARTER:  Q4 '03, 14.90%

WORST QUARTER:  Q3 '02, -15.32%

Year-to-date performance as of 9/30/2007: 6.20%

--------------------------------------------------------------------------------




AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*
--------------------------------------------------------------------------------
                                                                  Since
                                                                Inception
                                 1 Year          5 Years        (6/1/1999)
--------------------------------------------------------------------------------

REGENCY FUND
Return Before Taxes              11.39            12.91           13.27
Return After Taxes on
Distributions                    11.24            12.36           11.37
Return After Taxes on
Distributions and Sale
of Fund Shares                    7.60            11.23           10.62
Russell Midcap Value Index       20.22            15.88           12.16
Russell Midcap Index             15.26            12.88           10.10

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell Midcap Value Index is an unmanaged index of U.S. mid-cap value stocks. The Russell Midcap Index is an unmanaged index of U.S. mid-cap stocks.
--------------------------------------------------------------------------------



* THROUGH 12/15/2000, REGENCY FUND TRUST CLASS WAS ORGANIZED AS A FEEDER FUND IN A MASTER/FEEDER, RATHER THAN A MULTIPLE CLASS, STRUCTURE. PERFORMANCE SHOWN FOR THE PERIODS FROM 6/1999 TO 12/15/2000 IS THAT OF THE PREDECESSOR FEEDER FUND, WHICH HAD AN IDENTICAL INVESTMENT PROGRAM AND THE SAME EXPENSES AS REGENCY FUND TRUST CLASS.

--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE U.S. MID-CAP EQUITY MARKET AND OF THE PORTION OF THAT MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.

                                42 REGENCY FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                               0.95
Distribution (12b-1) fees                                       0.10
Other expenses                                                  0.28
--------------------------------------------------------------------------------
Total annual operating expenses                                 1.33
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                    0.07
--------------------------------------------------------------------------------
Net expenses***                                                 1.26



EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
Expenses         $128            $400            $692            $1,523
--------------------------------------------------------------------------------


*   THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**  "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.



*** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO
    CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE TRUST CLASS OF THE FUND THROUGH 8/31/2018 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THAT CLASS ARE LIMITED TO 1.25% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE TRUST CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 1.25% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.



[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.95% of average net assets before reimbursements.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

                                 43 REGENCY FUND

PORTFOLIO MANAGER

S. BASU MULLICK is a Vice President of Neuberger Berman Management Inc., and a Managing Director of Neuberger Berman, LLC. He has managed the Fund since 2005 and has been a fund manager at Neuberger Berman Management Inc. since 1998. He previously co-managed the Fund from its inception in 1999 to 2000.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

                                44 REGENCY FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                            2003      2004       2005       2006       2007
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

               Share price (NAV) at beginning of year             9.24     10.61      12.61      15.13      14.41
PLUS:          Income from investment operations
               Net investment income (loss)                      (0.03)    (0.03)     (0.01)      0.09       0.08
               Net gains (losses) - realized and unrealized       1.40      2.03       3.56       0.34       1.91
               Subtotal: income from investment operations        1.37      2.00       3.55       0.43       1.99
MINUS:         Distributions to shareholders
               Income dividends                                      -         -          -       0.02       0.06
               Capital gain distributions                            -         -       1.03       1.13       0.08
               Subtotal: distributions to shareholders               -         -       1.03       1.15       0.14
EQUALS:        Share price (NAV) at end of year                  10.61     12.61      15.13      14.41      16.26

------------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual                                             1.50      1.49       1.37       1.24       1.24
Gross expenses(1)                                                 1.82      1.66       1.39       1.32       1.31
Expenses(2)                                                       1.50      1.50       1.38       1.25       1.25
Net investment income (loss) - actual                            (0.30)    (0.22)     (0.10)      0.61       0.51

------------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)                                              14.83     18.85      29.13       2.81      13.84
Net assets at end of year (in millions of dollars)               11.3      19.8       36.1       64.2       55.6
Portfolio turnover rate (%)                                      73        62         91         52         80
------------------------------------------------------------------------------------------------------------------------------------


ALL FIGURES FOR THE FISCAL YEAR 2003 WERE AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THAT YEAR. THE FIGURES FOR FISCAL YEARS
2004 AND THEREAFTER HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR
REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT
    MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF
    INVESTMENT MANAGEMENT FEES.

                                                          45 REGENCY FUND

Neuberger Berman

SMALL CAP GROWTH FUND                                       Ticker Symbol: NBMOX
(Formerly Neuberger Berman Millennium Fund)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell 2000 Index at the time of purchase. The Fund may continue to hold or add to a position in a stock after the issuer has grown beyond the capitalization range of the Russell 2000 Index. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitive analysis, he looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as:

o   financial condition (such as debt to equity ratio)
o   market share and competitive leadership of the company's products
o   earnings growth relative to competitors
o market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in small-capitalization companies without providing shareholders at least 60 days' advance notice.

--> SMALL-CAP STOCKS

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE LAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.

--> GROWTH INVESTING

FOR GROWTH INVESTORS, THE AIM IS TO INVEST IN COMPANIES THAT ARE ALREADY SUCCESSFUL BUT COULD BE EVEN MORE SO. OFTEN, THESE STOCKS ARE IN EMERGING OR RAPIDLY GROWING INDUSTRIES. ACCORDINGLY, THE FUND AT TIMES MAY INVEST A GREATER PORTION OF ITS ASSETS IN PARTICULAR INDUSTRIES OR SECTORS THAN OTHER FUNDS DO.

WHILE MOST GROWTH STOCKS ARE KNOWN TO INVESTORS, THEY MAY NOT YET HAVE REACHED THEIR FULL POTENTIAL. THE GROWTH INVESTOR LOOKS FOR INDICATIONS OF CONTINUED SUCCESS.

                            46 SMALL CAP GROWTH FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


The stocks of smaller companies in which the Fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

o   may have a shorter history of operations than larger companies
o   may not have as great an ability to raise additional capital
o may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

To the extent the Portfolio Manager commits a portion of the Fund's assets to mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

                            47 SMALL CAP GROWTH FUND

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                            48 SMALL CAP GROWTH FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1997      '98     '99     '00    '01     '02     '03      '04    '05     '06
--------------------------------------------------------------------------------
                130.82  -28.81 -14.61  -44.50   33.26    16.14  15.26   7.84

BEST QUARTER:  Q4 '99, 72.78%

WORST QUARTER:  Q3 '01, -27.95%

Year-to-date performance as of 9/30/2007: 23.46%

--------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*


--------------------------------------------------------------------------------
                                                                   Since
                                                                 Inception
                                 1 Year          5 Years        (10/20/1998)
--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND
Return Before Taxes               7.84            1.32             10.51
Return After Taxes on
Distributions                     7.84            1.32              9.82
Return After Taxes on
Distributions and
Sale of Fund Shares               5.10            1.12              8.94
Russell 2000 Growth Index        13.35            6.93              7.42
Russell 2000 Index               18.37           11.39             11.70

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell 2000 Growth Index is an unmanaged index of U.S. small-cap growth stocks.
The Russell 2000 Index is an unmanaged index of U.S. small-cap stocks.
--------------------------------------------------------------------------------

* THROUGH 12/15/2000, SMALL CAP GROWTH FUND TRUST CLASS (FORMERLY KNOWN AS MILLENNIUM FUND TRUST CLASS) WAS ORGANIZED AS A FEEDER FUND IN A MASTER/FEEDER, RATHER THAN A MULTIPLE CLASS, STRUCTURE. PERFORMANCE SHOWN FOR THE PERIODS FROM 11/1998 TO 12/15/2000 IS THAT OF THE PREDECESSOR FEEDER FUND, WHICH HAD AN IDENTICAL INVESTMENT PROGRAM AND THE SAME EXPENSES AS SMALL CAP GROWTH FUND TRUST CLASS. PERFORMANCE FROM THE BEGINNING OF THE MEASUREMENT PERIOD ABOVE TO 11/1998 IS THAT OF SMALL CAP GROWTH FUND INVESTOR CLASS (FORMERLY KNOWN AS MILLENNIUM FUND INVESTOR CLASS). BECAUSE INVESTOR CLASS HAS MODERATELY LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE TRUST CLASS.


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN THE FUND AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. SMALL-CAP EQUITY MARKET AND OF THE PORTION OF THAT MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.

                            49 SMALL CAP GROWTH FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                        None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.

Management fees**                                                       1.25
Distribution (12b-1) fees                                               0.10
Other expenses                                                          0.90
--------------------------------------------------------------------------------
Total annual operating expenses                                         2.25
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                            0.84
--------------------------------------------------------------------------------
Net expenses***                                                         1.41
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                1 Year          3 Years          5 Years         10 Years
--------------------------------------------------------------------------------
Expenses         $144            $446             $771           $1,691
--------------------------------------------------------------------------------


*   THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**  "MANAGEMENT FEES'" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.


*** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO
    CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE TRUST CLASS OF THE FUND THROUGH 8/31/2018, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THAT CLASS ARE LIMITED TO 1.40% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE TRUST CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 1.40% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.



[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 1.25% of average net assets before reimbursements.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

                            50 SMALL CAP GROWTH FUND

PORTFOLIO MANAGER

DAVID H. BURSHTAN, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has managed two equity mutual funds and other equity portfolios for another investment manager from 1999-2002. Prior to 1999, he managed small-cap portfolios for another manager. Mr. Burshtan has managed the Fund since January 2003.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

                            51 SMALL CAP GROWTH FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                             2003       2004       2005      2006       2007
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
               Share price (NAV) at beginning of year             10.30      11.98     11.78      15.62      16.52
PLUS:          Income from investment operations
               Net investment loss                                (0.11)     (0.15)    (0.21)     (0.22)     (0.21)
               Net gains (losses) - realized and unrealized        1.79      (0.05)     4.05       1.12       4.74
               Subtotal: income from investment operations         1.68      (0.20)     3.84       0.90       4.53
EQUALS:        Share price (NAV) at end of year                   11.98      11.78     15.62      16.52      21.05

------------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                              1.75       1.70      1.71       1.63       1.38
Gross expenses(1)                                                  2.26       2.17      2.50       2.47       2.22
Expenses(2)                                                        1.75       1.75      1.75       1.66       1.40
Net investment loss - actual                                      (1.10)     (1.20)    (1.48)     (1.26)     (1.08)


------------------------------------------------------------------------------------------------------------------------------------
OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)                                               16.31     (1.67)     32.60       5.76      27.42
Net assets at end of year (in millions of dollars)                 4.6        2.7        2.7        2.5        8.5
Portfolio turnover rate (%)                                        241        146        204        142        153



ALL FIGURES FOR THE FISCAL YEAR 2003 WERE AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THAT YEAR. THE FIGURES FOR FISCAL YEARS
2004 AND THEREAFTER HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
THOSE YEARS. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK
COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT
    MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF
    INVESTMENT MANAGEMENT FEES.

                                                      52 SMALL CAP GROWTH FUND

Neuberger Berman
SOCIALLY RESPONSIVE FUND                                    Ticker Symbol: NBSTX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN SECURITIES OF COMPANIES THAT MEET THE FUND'S FINANCIAL CRITERIA AND SOCIAL POLICY.

To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection. They seek to identify stocks in well-positioned businesses that they believe are undervalued in the market. They look for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors. Among companies that meet these criteria, the Portfolio Managers look for those that show leadership in three areas:

o   environmental concerns
o   diversity in the work force
o   progressive employment and workplace practices, and community relations.

The Portfolio Managers typically also look at a company's record in public health and the nature of its products. The Portfolio Managers judge firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the Fund endeavors to avoid companies that derive revenue from gambling or the production of alcohol, tobacco, weapons, or nuclear power. The Fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. While the Fund does not intend to change its strategy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities selected in accordance with its social policy, it may do so if it provides shareholders at least 60 days' advance notice.

--> MID- AND LARGE-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY PERFORMED MORE LIKE SMALL-CAPS THAN LIKE LARGE-CAPS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER ATTRACTIVE LONG-TERM RETURNS.

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. COMPARED TO MID-CAP COMPANIES, THEY MAY BE LESS RESPONSIVE TO CHANGE, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF MID-CAP COMPANIES, OFTEN WITH LOWER VOLATILITY.

--> SOCIAL INVESTING

FUNDS THAT FOLLOW SOCIAL POLICIES SEEK SOMETHING IN ADDITION TO ECONOMIC SUCCESS. THEY ARE DESIGNED TO ALLOW INVESTORS TO PUT THEIR MONEY TO WORK AND ALSO SUPPORT COMPANIES THAT FOLLOW PRINCIPLES OF GOOD CORPORATE CITIZENSHIP.

                           53 SOCIALLY RESPONSIVE FUND

--> VALUATION SENSITIVE INVESTING

IN ADDITION TO TRADITIONAL VALUE INVESTING - I.E., LOOKING FOR VALUE AMONG COMPANIES WHOSE STOCK PRICES ARE BELOW THEIR HISTORICAL AVERAGE, BASED ON EARNINGS, CASH FLOW, OR OTHER FINANCIAL MEASURES - WE MAY ALSO BUY A COMPANY'S SHARES IF THEY LOOK MORE FULLY PRICED BASED ON WALL STREET CONSENSUS ESTIMATES OF EARNINGS, BUT STILL INEXPENSIVE RELATIVE TO OUR ESTIMATES. WE LOOK FOR THESE COMPANIES TO RISE IN PRICE AS THEY OUTPERFORM WALL STREET'S EXPECTATIONS, BECAUSE SOME ASPECTS OF THE BUSINESS HAVE NOT BEEN FULLY APPRECIATED OR APPROPRIATELY PRICED BY OTHER INVESTORS.

                           54 SOCIALLY RESPONSIVE FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


The Fund's social policy could cause it to underperform similar funds that do not have a social policy. Among the reasons for this are:

o undervalued stocks that do not meet the social criteria could outperform those that do
o economic or political changes could make certain companies less attractive for investment
o the social policy could cause the Fund to sell or avoid stocks that subsequently perform well.

To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a valuation sensitive approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                           55 SOCIALLY RESPONSIVE FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]
 1997      '98     '99     '00     '01    '02     '03     '04    '05     '06
--------------------------------------------------------------------------------
24.32    14.81    6.88   -0.63   -2.91  -14.66   34.15   13.35   7.45   14.21

BEST QUARTER:  Q4 '98, 20.81%

WORST QUARTER:  Q3 '02, -17.23%

Year-to-date performance as of 9/30/2007: 9.55%
--------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006*
--------------------------------------------------------------------------------
                                 1 Year          5 Years         10 Years
--------------------------------------------------------------------------------
SOCIALLY RESPONSIVE FUND
Return Before Taxes              14.21            9.75             8.89
Return After Taxes on
Distributions                    14.05            9.35             8.37
Return After Taxes on
Distributions and Sale
of Fund Shares                    9.47            8.39             7.67
S&P 500 Index                    15.78            6.19             8.42

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTIONS:
The S&P 500 Index is an unmanaged index of U.S. stocks.
--------------------------------------------------------------------------------

* THROUGH 12/15/2000, SOCIALLY RESPONSIVE FUND TRUST CLASS WAS ORGANIZED AS A FEEDER FUND IN A MASTER/FEEDER, RATHER THAN A MULTIPLE CLASS, STRUCTURE. PERFORMANCE SHOWN FOR THE PERIODS FROM 3/1997 TO 12/15/2000 IS THAT OF THE PREDECESSOR FEEDER FUND, WHICH HAD AN IDENTICAL INVESTMENT PROGRAM AND THE SAME EXPENSES AS SOCIALLY RESPONSIVE FUND TRUST CLASS. PERFORMANCE FROM THE BEGINNING OF THE MEASUREMENT PERIOD ABOVE TO 3/1997 IS THAT OF SOCIALLY RESPONSIVE FUND INVESTOR CLASS. BECAUSE INVESTOR CLASS HAS MODERATELY LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE TRUST CLASS.


--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.

                           56 SOCIALLY RESPONSIVE FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE

--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.

Management fees**                                               0.92
Distribution (12b-1) fees                                       0.10
Other expenses                                                  0.08
--------------------------------------------------------------------------------
Total annual operating expenses                                 1.10
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
Expenses         $112            $350            $606            $1,340
--------------------------------------------------------------------------------


*   THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**  "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

[GRAPHIC OMITTED]

INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.92% of average net assets.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

                           57 SOCIALLY RESPONSIVE FUND

PORTFOLIO MANAGERS

ARTHUR MORETTI is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He joined each firm and has co-managed the Fund since 2001. He was a portfolio manager and fund analyst at two other firms since 1991.

INGRID S. DYOTT is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. She has been co-manager of the Fund since December 2003 and before that was an Associate Manager of the Fund since 1997.

SAJJAD S. LADIWALA is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been an Associate Manager of the Fund since December 2003. He held various positions as a financial analyst at two other firms since 1994.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of Fund shares.

                           58 SOCIALLY RESPONSIVE FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                             2003       2004       2005       2006       2007
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

               Share price (NAV) at beginning of year             10.62      12.79      13.47      15.84      16.53
PLUS:          Income from investment operations
               Net investment income (loss)                       (0.01)      0.00       0.12       0.03       0.08
               Net gains (losses) - realized and unrealized        2.18       1.26       2.60       1.20       2.38
               Subtotal: income from investment operations         2.17       1.26       2.72       1.23       2.46
MINUS:         Distributions to shareholders
               Income dividends                                    0.00       0.01       0.00       0.06       0.01
               Capital gain distributions                            -        0.57       0.35       0.48       0.17
               Subtotal: distributions to shareholders             0.00       0.58       0.35       0.54       0.18
EQUALS:        Share price (NAV) at end of year                   12.79      13.47      15.84      16.53      18.81
------------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual                                              1.32       1.25       1.17       1.12       1.09
Expenses(1)                                                        1.33       1.26       1.17       1.13       1.10
Net investment income (loss) - actual                             (0.12)      0.00       0.78       0.21       0.45
------------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)                                                  20.45       9.89      20.36       7.93      14.93
Net assets at end of year (in millions of dollars)                 28.7       42.3      140.1      239.2      355.5
Portfolio turnover rate (%)                                          62         35         21         23         16
------------------------------------------------------------------------------------------------------------------------------------

ALL FIGURES FOR THE FISCAL YEAR 2003 WERE AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THAT YEAR. THE FIGURES FOR FISCAL YEARS
2004 AND THEREAFTER HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
THOSE YEARS. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK
COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

                                                     59 SOCIALLY RESPONSIVE FUND

Neuberger Berman
YOUR INVESTMENT
--------------------------------------------------------------------------------

o   MAINTAINING YOUR ACCOUNT

To buy or sell Trust Class shares described in this prospectus, contact your investment provider. If you sell or exchange shares of the International Fund within 60 days or less of purchase, you may be charged a redemption fee (see "Redemption Fee"). All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The Funds do not issue certificates for shares.

Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from the Trust Class of one fund in the fund family to the Trust Class of another through an exchange of shares. However, this privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders.


Every buy or sell order will be processed at the next share price to be calculated after the order has been accepted. Purchase orders are deemed "accepted" when the Funds' transfer agent has received payment for the shares. Redemption orders are deemed "accepted" when the Funds' transfer agent has received your order to sell Fund shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with a Fund, your order is deemed "accepted" on the date you pre-selected on your SIP application for the systematic investments to occur. These policies apply to the investment providers who invest in the Fund. If you are buying shares through an investment provider, contact the investment provider for its policies.


Under certain circumstances, the Funds reserve the right to:

o   suspend the offering of shares
o   reject any exchange or purchase order
o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
o   change, suspend, or revoke the exchange privilege
o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
o suspend or postpone your right to sell Fund shares on days when trading on the New York Stock Exchange (the "Exchange") is restricted, or as otherwise permitted by the Securities and Exchange Commission ("SEC")


o remain open and process orders to purchase or sell Fund shares when the Exchange is closed.


PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

o   in unusual circumstances where the law allows additional time if needed
o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

                               60 YOUR INVESTMENT

UNCASHED CHECKS -- When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks.

--> DISTRIBUTION AND SHAREHOLDER SERVICING FEES


FOCUS, GUARDIAN, PARTNERS, REGENCY, SMALL CAP GROWTH AND SOCIALLY RESPONSIVE FUNDS EACH HAS ADOPTED A PLAN PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. UNDER THE PLAN, EACH FUND'S TRUST CLASS PAYS THE FUND'S DISTRIBUTOR, NEUBERGER BERMAN MANAGEMENT INC., 0.10% OF ITS AVERAGE NET ASSETS EVERY YEAR TO COMPENSATE FINANCIAL INTERMEDIARIES FOR PROVIDING DISTRIBUTION RELATED SERVICES TO THE FUND AND/OR ADMINISTRATIVE OR SHAREHOLDER SERVICES TO FUND SHAREHOLDERS. NEUBERGER BERMAN MANAGEMENT INC. MAY ALSO RETAIN PART OF THIS FEE AS COMPENSATION FOR PROVIDING THESE SERVICES. THESE FEES INCREASE THE COST OF INVESTMENT. OVER THE LONG TERM, THEY COULD RESULT IN HIGHER OVERALL COSTS THAN OTHER TYPES OF SALES CHARGES.


--> YOUR INVESTMENT PROVIDER

THE TRUST CLASS SHARES DESCRIBED IN THIS PROSPECTUS ARE AVAILABLE ONLY THROUGH INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUND AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM YOUR INVESTMENT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL TRUST CLASS SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IN EXCHANGE FOR THE SERVICES IT OFFERS, YOUR INVESTMENT PROVIDER MAY CHARGE FEES, WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS.

--> ADDITIONAL PAYMENTS TO INVESTMENT PROVIDERS


NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES WILL PAY ADDITIONAL COMPENSATION, OUT OF THEIR OWN RESOURCES AND NOT AS AN EXPENSE OF THE FUNDS, TO CERTAIN INVESTMENT PROVIDERS OR OTHER FINANCIAL INTERMEDIARIES, INCLUDING AFFILIATES, IN CONNECTION WITH THE SALE, DISTRIBUTION, RETENTION AND/OR SERVICING OF FUND SHARES. IF YOUR INVESTMENT PROVIDER RECEIVES SUCH PAYMENTS, THESE PAYMENTS MAY CREATE AN INCENTIVE FOR YOUR INVESTMENT PROVIDER OR ITS EMPLOYEES TO RECOMMEND OR SELL SHARES OF THE FUNDS TO YOU. IF YOU HAVE PURCHASED SHARES OF A FUND THROUGH AN INVESTMENT PROVIDER, PLEASE SPEAK WITH YOUR INVESTMENT PROVIDER TO LEARN MORE ABOUT ANY PAYMENTS IT RECEIVES FROM NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES, AS WELL AS FEES AND/OR COMMISSIONS THE INVESTMENT PROVIDER CHARGES. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR INVESTMENT PROVIDER AT THE TIME OF PURCHASE. ANY SUCH PAYMENTS WILL NOT CHANGE THE NET ASSET VALUE OR THE PRICE OF EACH FUND'S SHARES. FOR MORE INFORMATION, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.


--> INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE

                               61 YOUR INVESTMENT

MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.

o   SHARE PRICES

Because Trust Class shares of the Funds do not have a sales charge, the price you pay for each share is the Fund's net asset value per share. Similarly, because the Funds (other than International Fund) do not charge fees for selling shares, your Fund pays you the full share price (net asset value) when you sell shares. Remember that your investment provider may charge fees for its services.


The Funds are open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. A Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

Each Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). Check with your investment provider to find out by what time your order must be received so that it can be processed the same day. Depending on when your investment provider accepts orders, it is possible that a Fund's share price could change on days when you are unable to buy or sell shares.


Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

--> SHARE PRICE CALCULATIONS


THE PRICE OF A TRUST CLASS SHARE OF A FUND IS THE TOTAL VALUE OF THE FUND'S ASSETS ATTRIBUTABLE TO TRUST CLASS SHARES MINUS LIABILITIES ATTRIBUTABLE TO THOSE SHARES, DIVIDED BY THE TOTAL NUMBER OF TRUST CLASS SHARES OUTSTANDING. BECAUSE THE VALUE OF A FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.


WHEN VALUING PORTFOLIO SECURITIES, THE FUNDS USE MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.

WHEN A FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT THE FUND WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND MAY SUBSTITUTE FOR THE MARKET PRICE A FAIR-VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY THE BOARD OF TRUSTEES. A FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO A FUND'S NET ASSET VALUE CALCULATION. A FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE

                               62 YOUR INVESTMENT

TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT A FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE BOARD OF TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.

O   DISTRIBUTIONS AND TAXES

DISTRIBUTIONS -- Each Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Funds make any distributions once a year (in December).

Consult your investment provider about whether your income and capital gain distributions from a Fund will be reinvested in additional Trust Class shares of that Fund or paid to you in cash.

HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.


Fund distributions to individual retirement accounts, Roth IRAs and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.


Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.


Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss ("dividends") are generally taxed as ordinary income. However, a Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, financing, and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

Distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum tax rate for individual shareholders. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund or whether you reinvested your distributions.

HOW SHARE TRANSACTIONS ARE TAXED -- When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

                               63 YOUR INVESTMENT

--> TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES, AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.


HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. THIS MAY BE SEPARATE FROM THE STATEMENT THAT COVERS YOUR SHARE TRANSACTIONS.


MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

--> BACKUP WITHHOLDING

A FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM EACH FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE INTERNAL REVENUE SERVICE ("IRS") TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.

IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF A SOCIAL SECURITY NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (FROM YOU OR FROM YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE IRS FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-877-9700.

YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO YOUR INVESTMENT PROVIDER, IF ANY, AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.

--> BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY A FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF THE DISTRIBUTING CLASS OF THE FUND OR PAID TO SHAREHOLDERS IN CASH.


BECAUSE OF THIS, IF YOU BUY SHARES JUST BEFORE A FUND MAKES A DISTRIBUTION, YOU WILL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.


GENERALLY, IF YOU ARE INVESTING IN A FUND THROUGH A TAX-ADVANTAGED RETIREMENT PLAN OR ACCOUNT, THERE ARE NO TAX CONSEQUENCES TO YOU FROM DISTRIBUTIONS.

o   REDEMPTION FEE

If you sell your shares of International Fund or exchange them for shares of another fund within 60 days of your purchase, you will be charged a fee of

                               64 YOUR INVESTMENT

2.00% on the current net asset value of the shares sold or exchanged. The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs.

The Fund uses a "first-in, first-out" method to determine how long you have held your Fund shares. This means that if you bought shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

We may not impose the redemption fee on a redemption or an exchange of:

o shares acquired by reinvestment of dividends or other distributions of the Fund;
o   shares held in an account of certain retirement plans;
o shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading; or
o   shares held in certain rebalancing and asset allocation programs.

You should contact your investment provider to determine whether it imposes a redemption fee or otherwise has a policy in place to deter short-term trading. From time to time, as circumstances change, we may modify or eliminate certain exemption categories.

o   MARKET TIMING POLICY


Frequent purchases, exchanges and redemptions of Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order, or change, suspend or revoke the exchange privilege.


To further discourage excessive trading, if a shareholder sells shares of International Fund or exchanges them for shares of another fund within 60 days of purchase, the shareholder will be charged a fee of 2.00% on the current net asset value of the shares sold or exchanged. The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs, and is imposed uniformly on all applicable shareholders, with only a few exceptions. The Fund may not impose the fee on a redemption or exchange of: shares acquired by reinvestment of dividends or other distributions of the Funds; shares held in an account of certain retirement plans; shares purchased through an intermediary that imposes a similar type of fee or otherwise has a policy in place to deter short-term trading; or shares held in certain rebalancing and asset allocation programs.

Neuberger Berman Management Inc. applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may

                               65 YOUR INVESTMENT
be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

o   PORTFOLIO HOLDINGS POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.


The complete portfolio holdings for each Fund (except Genesis and Small Cap Growth Funds) are available at https://www.nb.com/nb/mutual_funds_prospectuses 15-30 days after each month-end; the complete portfolio holdings of Genesis and Small Cap Growth Funds are available 15-30 days after the end of each calendar quarter.

Each Fund's complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted (holdings for Genesis and Small Cap Growth Funds will be available for only 15-30 days.) Complete holdings for all Funds will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.


o   FUND STRUCTURE


Each Fund uses a "multiple class" structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Trust Class shares of the Funds.

                               66 YOUR INVESTMENT

                                                               [GRAPHIC OMITTED]
________________________________________________________________________________
NEUBERGER BERMAN EQUITY FUNDS
TRUST CLASS SHARES

No front-end sales charges

If you would like further details on these Funds you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- The shareholder reports offer information about each Fund's recent performance, including:


o a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund's performance during the last fiscal year

o   Fund performance data and financial statements
o   portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on these Funds, including:

o   various types of securities and practices, and their risks
o   investment limitations and additional policies
o   information about each Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC

--> OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:


NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, 100 F STREET, N.E., WASHINGTON, DC 20549-9303. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-551-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.

[GRAPHIC OMITTED]    A0090 12/07 SEC file number: 811-582



-------------------------
   NEUBERGER | BERMAN
-------------------------
A LEHMAN BROTHERS COMPANY


Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180

SHAREHOLDER SERVICES
800.877.9700

INSTITUTIONAL SERVICES
800.366.6264

www.nb.com

-------------------------
   NEUBERGER | BERMAN
-------------------------
A LEHMAN BROTHERS COMPANY




PROSPECTUS - DECEMBER 17, 2007


Neuberger Berman
EQUITY FUNDS



TRUST CLASS SHARES

International Large Cap Fund

Real Estate Fund

Small and Mid Cap Growth Fund






These securities,  like the securities of all
mutual  funds,  have  not  been  approved  or
disapproved  by the  Securities  and Exchange
Commission,  and the  Securities and Exchange
Commission   has  not   determined   if  this
prospectus  is  accurate  or  complete.   Any
representation to the contrary is a criminal offense.

CONTENTS
--------------------------------------------------------------------------------

EQUITY FUNDS

International Large Cap Fund..............2

Real Estate Fund..........................9

Small and Mid Cap Growth Fund............17



YOUR INVESTMENT

Share Prices.............................23

Privileges and Services..................24

Distributions and Taxes..................25

Maintaining Your Account.................26

Redemption Fee...........................33

Market Timing Policy.....................34

Portfolio Holdings Policy................34

Fund Structure...........................35


THESE FUNDS:

o are designed for investors with long-term goals in mind, and for the Real Estate Fund, also for current income
o offer you the opportunity to participate in financial markets through a professionally managed stock portfolio
o carry certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
o are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency

o normally invest at least 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in equity securities.






THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAME IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(c) 2007 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

Neuberger Berman
INTERNATIONAL LARGE CAP FUND                             Ticker Symbol: NILTX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN COMMON STOCKS OF FOREIGN COMPANIES.

To pursue this goal, the Fund invests mainly in large-capitalization foreign companies, including companies in developed and emerging industrialized markets. The Fund currently defines large-capitalization companies as those with a market capitalization greater than $2.5 billion at the time of purchase. The Fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The Fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the Portfolio Managers look for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The Portfolio Managers also consider the outlooks for various countries and sectors around the world, examining economic, market, social, and political conditions.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large-capitalization companies without providing shareholders at least 60 days' advance notice.

--> FOREIGN STOCKS

THERE ARE MANY PROMISING OPPORTUNITIES FOR INVESTMENT OUTSIDE THE UNITED STATES. FOREIGN MARKETS OFTEN RESPOND TO DIFFERENT FACTORS AND THEREFORE TEND TO FOLLOW CYCLES THAT ARE DIFFERENT FROM EACH OTHER.

FOR THIS REASON, MANY INVESTORS PUT A PORTION OF THEIR PORTFOLIOS IN FOREIGN INVESTMENTS AS A WAY OF GAINING FURTHER DIVERSIFICATION. WHILE FOREIGN STOCK MARKETS CAN BE RISKY, INVESTORS GAIN AN OPPORTUNITY TO ADD POTENTIAL LONG-TERM GROWTH.

--> GROWTH AND VALUE INVESTING

THE FUND USES A BLEND OF GROWTH AND VALUE STRATEGIES. VALUE INVESTORS SEEK STOCKS TRADING AT BELOW MARKET AVERAGE PRICES BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES BEFORE OTHER INVESTORS DISCOVER THEIR WORTH. GROWTH INVESTORS SEEK COMPANIES THAT ARE ALREADY SUCCESSFUL BUT MAY NOT HAVE REACHED THEIR FULL POTENTIAL.

                         2 INTERNATIONAL LARGE CAP FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments. The value of your investment may fall, sometimes sharply, and you could lose money.


Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks and they may also be less liquid. These risks are generally greater in emerging markets. Over a given period of time, foreign stocks may underperform U.S. stocks -- sometimes for years. The Fund could also underperform if the Portfolio Managers invest in countries or sectors whose economic performance falls short.

In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to "time-zone arbitrage". If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in the Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

At times, larger capitalization stocks may lag other types of stocks in performance, which could cause a fund holding these stocks to perform worse than certain other funds over a given time period. Any type of stock may underperform any other during a given period.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. THE FUND MAY USE DERIVATIVES FOR HEDGING AND FOR SPECULATION. HEDGING COULD REDUCE THE FUND'S LOSSES FROM CURRENCY FLUCTUATIONS, BUT COULD ALSO REDUCE ITS GAINS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS

                         3 INTERNATIONAL LARGE CAP FUND

RISK OF LOSS. A DERIVATIVE INSTRUMENT, WHETHER USED FOR HEDGING OR SPECULATION, COULD FAIL TO PERFORM AS EXPECTED, CAUSING A LOSS FOR THE FUND.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL, OR OTHER CONDITIONS OR IT RECEIVES LARGE CASH INFLOWS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

                         4 INTERNATIONAL LARGE CAP FUND

[GRAPHIC OMITTED]

PERFORMANCE

When this prospectus was prepared, the Fund had not completed a full calendar year of operations and had no performance information to report. Accordingly, performance charts are not included.

                         5 INTERNATIONAL LARGE CAP FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares held for more than 60 days, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE

--------------------------------------------------------------------
SHAREHOLDER FEES
(% of amount redeemed or exchanged)                   None
--------------------------------------------------------------------
These are deducted directly from your investment.
Redemption Fee*                                       2.00
Exchange Fee*                                         2.00
--------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(% of average net assets)**
These are deducted from Fund assets, so you pay them indirectly.
Management fees***                                    0.95
Distribution (12b-1) fees                             0.10
Other expenses                                        0.44
Acquired fund fees and expenses****                   0.01
--------------------------------------------------------------------
Total annual operating expenses                       1.50
--------------------------------------------------------------------
Minus: Expense reimbursement                          0.24
--------------------------------------------------------------------
Net expenses*****                                     1.26
--------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


---------------------------------------------------------------------------
                        1 Year        3 Years       5 Years       10 Years
---------------------------------------------------------------------------
Expenses                 $128           $400          $746         $1,725
---------------------------------------------------------------------------



* THESE FEES ARE CHARGED ON INVESTMENTS HELD 60 DAYS OR LESS, WHETHER FUND SHARES ARE REDEEMED OR EXCHANGED FOR SHARES OF ANOTHER FUND. SEE "REDEMPTION FEE" FOR MORE INFORMATION.

**    THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

***   "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

**** "ACQUIRED FUND FEES AND EXPENSES" ARE FEES AND EXPENSES INCURRED INDIRECTLY BY THE FUND AS A RESULT OF THE INVESTMENT OF ITS UNINVESTED CASH IN A FUND MANAGED BY NEUBERGER BERMAN MANAGEMENT INC. (NBMI) OR AN AFFILIATE.

***** NBMI HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR
      REIMBURSE CERTAIN EXPENSES OF THE TRUST CLASS OF THE FUND THROUGH 8/31/ 2011 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THAT CLASS OF THE FUND ARE LIMITED TO 1.25% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE TRUST CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 1.25% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.



[GRAPHIC OMITTED]

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the management/administration fees paid to the Manager were 0.95% of average net assets before reimbursements.


                         6 INTERNATIONAL LARGE CAP FUND

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


PORTFOLIO MANAGERS

BENJAMIN SEGAL is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Segal joined the firms in 1999 and has been the Portfolio Manager of the Fund since its inception in 2006. He has been a Portfolio Manager at Neuberger Berman Management Inc. since 2000, with responsibility for other mutual funds advised by the Manager.

MILU E. KOMER is a Vice President of Neuberger Berman Management Inc. and of Neuberger Berman, LLC. Ms. Komer joined the firms in 2001 and has been the Associate Portfolio Manager of the Fund since its inception in 2006.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                         7 INTERNATIONAL LARGE CAP FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                                             2006(1)        2007
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
               Share price (NAV) at beginning of year                             10.00         10.19
PLUS:          Income from investment operations
               Net investment income                                               0.01          0.17
               Net gains/losses - realized and unrealized                          0.18          1.79
               Subtotal: income from investment operations                         0.19          1.96
               Redemption fees                                                        -          0.00
MINUS:         Distributions to shareholders
               Income dividends                                                       -          0.05
               Capital gains distributions                                            -          0.01
               Subtotal: distributions to shareholders                                -          0.06
EQUALS:        Share price (NAV) at end of year                                   10.19         12.09
------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain
expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                                              1.25(5)       1.24
Gross expenses(2)                                                                 37.46(5)       1.48
Expenses(3)                                                                        1.25(5)       1.25
Net investment income - actual                                                     1.32(5)       1.42
------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(4)                                                                1.90(6)      19.24
Net assets at end of year (in millions of dollars)                                  6.2          54.2
Portfolio turnover rate (%)                                                         6(6)           23
------------------------------------------------------------------------------------------------------------


ALL FIGURES HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE
BACK COVER).

(1) PERIOD FROM 8/1/2006 (BEGINNING OF OPERATIONS) TO 8/31/2006.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A
    PORTION OF INVESTMENT MANAGEMENT FEES.

(3) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(4) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED
    A PORTION OF INVESTMENT MANAGEMENT FEES.

(5) ANNUALIZED.

(6) NOT ANNUALIZED.

                                         8 INTERNATIONAL LARGE CAP FUND

Neuberger Berman
REAL ESTATE FUND                                            Ticker Symbol: NBRFX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS TOTAL RETURN THROUGH INVESTMENT IN REAL ESTATE SECURITIES, EMPHASIZING BOTH CAPITAL APPRECIATION AND CURRENT INCOME.

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by real estate investment trusts ("REITs") and common stocks and other securities issued by other real estate companies. The Fund defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate. A REIT is a company dedicated to owning, and usually operating, income-producing real estate, or to financing real estate.

The Fund may invest up to 20% of its net assets in debt securities. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or Standard & Poor's or, if unrated by either of these, deemed by the Portfolio Managers to be of comparable quality.

The Portfolio Managers make investment decisions through a fundamental analysis of each company. The Portfolio Managers review each company's current financial condition and industry position, as well as economic and market conditions. In doing so, they evaluate the company's growth potential, earnings estimates and quality of management, as well as other factors.

The Fund normally seeks to invest for the long-term, but it may sell securities regardless of how long they have been held if the Portfolio Managers find an opportunity they believe is more compelling, or if the Portfolio Managers' outlook on the company or the market changes. Active trading may cause the Fund to have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in equity securities issued by REITs and common stocks and other securities issued by other real estate companies, without providing shareholders at least 60 days' advance notice. This test and the test of whether a company is a real estate company are applied at the time the Fund invests; later percentage changes caused by a change in market values or company circumstances will not require the Fund to dispose of a holding.

--> SMALL- AND MID-CAP COMPANIES

REITS TEND TO BE SMALL- TO MID-CAP COMPANIES IN RELATION TO THE EQUITY MARKETS AS A WHOLE. REIT SHARES, THEREFORE, CAN BE MORE VOLATILE THAN, AND PERFORM DIFFERENTLY FROM, LARGE-CAP COMPANY STOCKS. SMALLER REAL ESTATE COMPANIES OFTEN HAVE NARROWER MARKETS AND MORE LIMITED MANAGERIAL AND FINANCIAL RESOURCES THAN LARGER COMPANIES. THERE MAY ALSO BE LESS TRADING IN A SMALL- OR MID-CAP COMPANY'S STOCK, WHICH MEANS THAT BUY AND SELL TRANSACTIONS IN THAT STOCK COULD HAVE A LARGER IMPACT ON THE STOCK'S PRICE THAN IS THE CASE WITH LARGE-CAP COMPANY STOCKS.

--> REAL ESTATE INVESTMENT TRUSTS

A REIT IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN
INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTERESTS. REITS ARE NOT TAXED ON INCOME AND GAINS THAT ARE DISTRIBUTED TO SHAREHOLDERS, PROVIDED THEY COMPLY WITH CERTAIN REQUIREMENTS OF THE INTERNAL REVENUE CODE.

                               9 REAL ESTATE FUND

REITS ARE GENERALLY CLASSIFIED AS EQUITY REITS, MORTGAGE REITS AND HYBRID REITS. EQUITY REITS INVEST THE MAJORITY OF THEIR ASSETS DIRECTLY IN REAL PROPERTY, DERIVE THEIR INCOME PRIMARILY FROM RENTS AND CAN ALSO REALIZE CAPITAL GAINS BY SELLING PROPERTIES THAT HAVE APPRECIATED IN VALUE. MORTGAGE REITS INVEST THE MAJORITY OF THEIR ASSETS IN REAL ESTATE MORTGAGES AND DERIVE THEIR INCOME PRIMARILY FROM INTEREST PAYMENTS. HYBRID REITS COMBINE THE CHARACTERISTICS OF BOTH EQUITY AND MORTGAGE REITS.

                              10 REAL ESTATE FUND

[GRAPHIC OMITTED]

MAIN RISKS

Most of the Fund's performance depends on what happens in the stock and real estate markets. The markets' behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


Although the Fund will not invest in real estate directly, it concentrates its assets in the real estate industry, so your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in the real estate industry, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Fund may at times be more concentrated in particular sub-sectors of the real estate business -- e.g., apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income and gains under the federal tax law.

The value of debt securities tends to rise when market interest rates fall and fall when market interest rates rise. This effect is generally more pronounced the longer the maturity of a debt security.

If the Fund invests in lower-rated bonds, it will be subject to their risks, including the risk its holdings may fluctuate more widely in price and yield than investment-grade bonds, fall in price when the economy is weak or expected to become weak, be difficult to sell at the time and price the Fund desires, or carry higher transaction costs. Performance may also suffer if an issuer of bonds held by the Fund defaults on payment of its debt obligations.

The Fund is subject to interest rate risk, which is the risk that REIT and other real estate company share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Some of the REIT and other real estate company securities in which the Fund invests may be preferred stock that receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile.

The Fund can invest up to 15% of its net assets in illiquid securities. These securities may be more difficult to dispose of at the price at which the Fund is carrying them. Judgment also plays a greater role in pricing these securities than it does for securities having more active markets.

                              11 REAL ESTATE FUND

The Fund is non-diversified. This means that the percentage of the Fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the Fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                              12 REAL ESTATE FUND

[GRAPHIC OMITTED]

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

[GRAPHIC OMITTED]

YEAR-BY-YEAR % RETURNS as of 12/31 each year
--------------------------------------------------------------------------------

1997     '98    '99     '00     '01     '02     '03     '04     '05     '06
--------------------------------------------------------------------------------

                                                39.96   31.68  13.08   37.83


BEST QUARTER: Q4 '04, 16.53%
WORST QUARTER: Q1 '05, -6.88%
Year-to-date performance as of 9/30/2007: -6.68%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006

--------------------------------------------------------------------------------
                                                             Since Inception
                                     1 Year                    5/1/2002
--------------------------------------------------------------------------------
REAL ESTATE FUND
Return Before Taxes                  37.83                      25.20
Return After Taxes on
Distributions                        34.90                      21.56
Return After Taxes on
Distributions and
Sale of Fund Shares                  26.01                      20.35
FTSE NAREIT Equity REITs
Index                                35.06                      22.68

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTION:
The FTSE NAREIT Equity REITs Index is an unmanaged index of all equity REITs currently listed on the New York Stock Exchange, NASDAQ National Market System and the American Stock Exchange.

--------------------------------------------------------------------------------

--> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED INDEX OF THE EQUITY REIT MARKET. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.

                              13 REAL ESTATE FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares held for more than 60 days, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE
----------------------------------------------------------------

SHAREHOLDER FEES
(% of amount redeemed or exchanged)                None
----------------------------------------------------------------
These are deducted directly from your investment.
Redemption Fee*                                    1.00
Exchange Fee*                                      1.00
----------------------------------------------------------------
ANNUAL OPERATING EXPENSES
(% of average net assets)**
These are deducted from Fund assets, so you pay them indirectly
Management fees***                                 1.20
Distribution (12b-1) fees                          0.10
Other expenses                                     0.28
----------------------------------------------------------------
Total annual operating expenses                    1.58
----------------------------------------------------------------
Minus: Expense reimbursement                       0.07
----------------------------------------------------------------
Net expenses****                                   1.51
----------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


----------------------------------------------------------------
                   1 Year      3 Years      5 Years     10 Years
----------------------------------------------------------------
Expenses            $154        $477         $824         $1,802
----------------------------------------------------------------



* THESE FEES ARE CHARGED ON INVESTMENTS HELD 60 DAYS OR LESS, WHETHER FUND SHARES ARE REDEEMED OR EXCHANGED FOR SHARES OF ANOTHER FUND. SEE "REDEMPTION FEE" FOR MORE INFORMATION.

** THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES EXCEPT THAT THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT A DECREASE IN THE MANAGEMENT FEE EFFECTIVE JULY 1, 2007.

***   "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

**** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE TRUST CLASS OF THE FUND THROUGH 8/31/2018 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THAT CLASS ARE LIMITED TO 1.50% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE TRUST CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 1.50% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.

      IN ADDITION, NBMI HAS VOLUNTARILY UNDERTAKEN TO WAIVE OR REIMBURSE CERTAIN EXPENSES OF THE TRUST CLASS OF THE FUND SO THAT ITS TOTAL ANNUAL OPERATING EXPENSES ARE LIMITED TO 0.99% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES AND IS IN ADDITION TO THE CONTRACTUAL UNDERTAKING DESCRIBED IN THE PARAGRAPH ABOVE. NBMI MAY, AT ITS SOLE DISCRETION, TERMINATE THIS VOLUNTARY COMMITMENT WITH NOTICE TO THE FUND.



[GRAPHIC OMITTED]

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, theNeuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2007, the


                              14 REAL ESTATE FUND
management/administration fees paid to the Manager were 1.24% of average net assets before reimbursements.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.


PORTFOLIO MANAGERS

STEVEN R. BROWN is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has managed the Fund's assets since 2002. From 1997 to 2002 he was a co-portfolio manager of a comparable fund at an investment firm specializing in securities of REITs.

STEVE S. SHIGEKAWA is a Vice President of Neuberger Berman Management Inc. and of Neuberger Berman, LLC. He has been an Associate Portfolio Manager of the Fund since December 2005, and prior to that, was an analyst since 2002. He held associate analyst positions at two other investment firms from 2000 to 2002.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                              15 REAL ESTATE FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                           2003       2004       2005       2006       2007
--------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
              Share price (NAV) at beginning of year             9.81      11.49      14.13      14.73      15.69
PLUS:         Income from investment operations
              Net investment income                              0.31       0.26       0.19       0.20       0.17
              Net gains (losses) - realized and unrealized       1.75       3.17       3.28       3.39      (0.09)
              Subtotal: income from investment operations        2.06       3.43       3.47       3.59       0.08
              Redemption fees                                    0.00       0.01       0.00       0.00       0.00
MINUS:        Distributions to shareholders
              Income dividends                                   0.38       0.28       0.23       0.27       0.19
              Capital gain distributions                            -       0.52       2.64       2.36       1.37
              Subtotal: distributions to shareholders            0.38       0.80       2.87       2.63       1.56
EQUALS:       Share price (NAV) at end of year                  11.49      14.13      14.73      15.69      14.21

--------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                            1.50       1.47       1.48       1.09       0.97
Gross expenses(1)                                                2.19       1.93       1.86       1.90       1.59
Expenses(2)                                                      1.50       1.50       1.50       1.11       0.99
Net investment income - actual                                   3.10       2.05       1.40       1.39       1.06
--------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)                                             21.70      31.03      27.06      28.50      (0.43)
Net assets at end of year (in millions of dollars)               31.2       40.1       46.8       86.7      110.4
Portfolio turnover rate (%)                                        85        148        129         97         99
--------------------------------------------------------------------------------------------------------------------------------

THE ABOVE FIGURES HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT,
ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT
    MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF
    INVESTMENT MANAGEMENT FEES.

                                                      16 REAL ESTATE FUND

Neuberger Berman
SMALL AND MID CAP GROWTH FUND                              Ticker Symbol: NBATX
(Formerly Neuberger Berman All Cap Growth Fund)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small- and mid- capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell 2500 Index at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.


The Portfolio Managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, they look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Managers analyze such factors as:

o   financial condition (such as debt to equity ratio);
o   market share and competitive leadership of the company's products;
o   earnings growth relative to competitors;
o market valuation in comparison to the stock's own historical norms and the stocks of other companies.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in common stock of small- and mid-capitalization companies without providing shareholders at least 60 days'advance notice.

--> MID AND SMALL CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.


HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE PAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.


--> GROWTH INVESTING

FOR GROWTH INVESTORS, THE AIM IS TO INVEST IN COMPANIES THAT ARE ALREADY SUCCESSFUL BUT COULD BE EVEN MORE SO. OFTEN, THESE STOCKS ARE IN EMERGING OR RAPIDLY GROWING INDUSTRIES. ACCORDINGLY, THE FUND AT TIMES MAY INVEST A GREATER PORTION OF ITS ASSETS IN PARTICULAR INDUSTRIES OR SECTORS THAN OTHER FUNDS DO.

WHILE MOST GROWTH STOCKS ARE KNOWN TO INVESTORS, THEY MAY NOT YET HAVE REACHED THEIR FULL POTENTIAL. THE GROWTH INVESTOR LOOKS FOR INDICATIONS OF CONTINUED SUCCESS.

                        17 SMALL AND MID CAP GROWTH FUND

[GRAPHIC OMITTED]

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock markets. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


Because the Fund emphasizes small- and mid-cap stocks, it takes on the associated risks. At any given time, either of these market capitalizations may be out of favor with investors. If the Fund emphasizes a certain market capitalization, it could perform worse than certain other funds over a given time period. By investing in small- and mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns or when small- and/or mid-cap stocks are out of favor
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

In addition smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies, and these companies:

o   may have a shorter history of operations than larger companies;
o   may not have as great an ability to raise additional capital;
o may have a less diversified product line, making them more susceptible to market pressure.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund's performance may also suffer if certain stocks or certain economic sectors it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

                        18 SMALL AND MID CAP GROWTH FUND

[GRAPHIC OMITTED]

PERFORMANCE

When this prospectus was prepared, the Fund had not completed a full calendar year of operations and had no performance information to report. Accordingly, performance charts are not included.

                        19 SMALL AND MID CAP GROWTH FUND

[GRAPHIC OMITTED]

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------

SHAREHOLDER FEES                                        None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
Management fees**                                       0.95
Distribution (12b-1) fees                               0.10
Other expenses                                          2.63
Acquired fund fees and expenses***                      0.01
--------------------------------------------------------------------------------
Total annual operating expenses                         3.69
--------------------------------------------------------------------------------
Minus: Expense reimbursement                            2.57
--------------------------------------------------------------------------------
Net expenses****                                        1.12
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.



--------------------------------------------------------------------------------
                              1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Expenses                       $114       $356        $1,194      $3,387
--------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES' INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

*** "ACQUIRED FUND FEES AND EXPENSES" ARE FEES AND EXPENSES INCURRED INDIRECTLY BY THE FUND AS A RESULT OF THE INVESTMENT OF ITS UNINVESTED CASH IN A FUND MANAGED BY NEUBERGER BERMAN MANAGEMENT INC. (NBMI) OR AN AFFILIATE.

**** NBMI HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE TRUST CLASS OF THE FUND THROUGH 8/31/ 2011, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THAT CLASS OF THE FUND ARE LIMITED TO 1.10% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE TRUST CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 1.10% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.


[GRAPHIC OMITTED]

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the period from 9/5/2006 to 8/31/2007, the management/administration fees paid to the Manager were 0.95% of average net assets before reimbursements.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

                        20 SMALL AND MID CAP GROWTH FUND

PORTFOLIO MANAGERS

The Fund is managed by a team consisting of the following Portfolio Managers:

DAVID H. BURSHTAN, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has managed two equity mutual funds and other equity portfolios for another investment manager from 1999-2002. Mr. Burshtan has been Portfolio Manager of the Fund since its inception.

KRISTINA KALEBICH, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, and a Managing Director and Portfolio Specialist for the Chicago Growth Equity Group with the Investment Management Division of Lehman Brothers, has been a product specialist for another investment manager from 1998-2002. Ms. Kalebich has been Portfolio Manager of the Fund since its inception.

KENNETH J. TUREK, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has managed or co-managed other equity mutual funds and equity portfolios for several other investment managers since 1985. Mr. Turek has been Portfolio Manager of the Fund since its inception.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                        21 SMALL AND MID CAP GROWTH FUND

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Year Ended August 31,                                          2007(1)
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
              Share price (NAV) at beginning of year           10.00
PLUS:         Income from investment operations
              Net investment income                           (0.04)
              Net gains/losses - realized and unrealized        2.70
              Subtotal: income from investment operations       2.66
MINUS:        Distributions to shareholders
              Income dividends                                  0.06
EQUALS:       Share price (NAV) at end of year                 12.60
--------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                           1.08(2)
Gross expenses(3)                                               3.66(2)
Expenses(4)                                                     1.10(2)
Net investment income - actual                                 (0.34)(2)
--------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(5)                                            26.65(6)
Net assets at end of year (in millions of dollars)               8.5
Portfolio turnover rate (%)                                      110(6)
--------------------------------------------------------------------------------



THE FIGURES ABOVE HAVE BEEN AUDITED BY TAIT, WELLER & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) PERIOD FROM 9/5/2006 (BEGINNING OF OPERATIONS) TO 8/31/2007.

(2) ANNUALIZED.

(3) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(4) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(5) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

(6) NOT ANNUALIZED.


                        22 SMALL AND MID CAP GROWTH FUND

Neuberger Berman
YOUR INVESTMENT
--------------------------------------------------------------------------------

Trust Class shares of each Fund are available through an investment provider or from Neuberger Berman Management Inc. (see "Maintaining Your Account").


o  SHARE PRICES

Because Trust Class shares of the Funds do not have a sales charge, the price you pay for each share of a Fund is the Fund's net asset value per share. Similarly, because the Funds (other than International Large Cap Fund and Real Estate Fund) do not charge fees for selling shares, your Fund pays you the full share price when you sell shares. International Large Cap and Real Estate Fund impose a redemption fee on sales or exchanges of Fund shares held 60 days or less (see "Redemption Fee").


If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.


The Funds are open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. A Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

Each Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.


--> SHARE PRICE CALCULATIONS


THE PRICE OF A TRUST CLASS SHARE OF A FUND IS THE TOTAL VALUE OF THAT FUND'S ASSETS ATTRIBUTABLE TO ITS TRUST CLASS SHARES MINUS ITS LIABILITIES ATTRIBUTABLE TO THOSE SHARES, DIVIDED BY THE TOTAL NUMBER OF TRUST CLASS SHARES OUTSTANDING. BECAUSE THE VALUE OF A FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.


WHEN VALUING PORTFOLIO SECURITIES, THE FUNDS USE MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.

WHEN A FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT IT WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND MAY SUBSTITUTE FOR THE MARKET PRICE A FAIR VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY THE BOARD OF TRUSTEES. A FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO A FUND'S NET ASSET VALUE CALCULATION. A FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A

                               23 YOUR INVESTMENT

FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT A FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE BOARD OF TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.


o  PRIVILEGES AND SERVICES

If you purchase Trust Class shares directly from Neuberger Berman Management Inc., you have access to the services listed below. If you purchase shares through an investment provider, consult that provider for information about investment services.

SYSTEMATIC INVESTMENTS -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

SYSTEMATIC WITHDRAWALS -- This plan lets you arrange withdrawals of at least $100 from a fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

ELECTRONIC BANK TRANSFERS -- When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

INTERNET ACCESS -- At www.nb.com, you can make transactions, check your account, and access a wealth of information.

FUNDFONE(R) -- Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.

--> DOLLAR-COST AVERAGING

SYSTEMATIC INVESTING ALLOWS YOU TO TAKE ADVANTAGE OF THE PRINCIPLE OF DOLLAR-COST AVERAGING. WHEN YOU MAKE REGULAR INVESTMENTS OF A GIVEN AMOUNT -- SAY, $100 A MONTH -- YOU WILL END UP INVESTING AT DIFFERENT SHARE PRICES OVER TIME. WHEN THE SHARE PRICE IS HIGH, YOUR $100 BUYS FEWER SHARES; WHEN THE SHARE PRICE IS LOW, YOUR $100 BUYS MORE SHARES. OVER TIME, THIS CAN HELP LOWER THE AVERAGE PRICE YOU PAY PER SHARE.

DOLLAR-COST AVERAGING CANNOT GUARANTEE YOU A PROFIT OR PROTECT YOU FROM LOSSES IN A DECLINING MARKET. BUT IT CAN BE BENEFICIAL OVER THE LONG TERM.

                               24 YOUR INVESTMENT

o  DISTRIBUTIONS AND TAXES

DISTRIBUTIONS -- Each Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Funds make any distributions once a year (in December), except that Real Estate Fund typically distributes any net investment income quarterly.

Unless you designate otherwise, your income and capital gain distributions from a Fund will be reinvested in additional Trust Class shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Trust Class shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Trust Class shares of a Fund or paid in cash.


HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.


Fund distributions to other individual retirement accounts, Roth IRA and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.


Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.


Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss ("dividends") are generally taxed as ordinary income. However, a Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, financing, and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

Distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum tax rate for individual shareholders. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund or whether you reinvested your distributions.

HOW SHARE TRANSACTIONS ARE TAXED -- When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.


                               25 YOUR INVESTMENT

--> TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES, AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.


HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. THIS MAY BE SEPARATE FROM THE STATEMENT THAT COVERS YOUR SHARE TRANSACTIONS.


MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

--> BACKUP WITHHOLDING

A FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM THE FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE INTERNAL REVENUE SERVICE ("IRS") TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.

IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF A SOCIAL SECURITY NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (FROM YOU OR YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE IRS FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-877-9700.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO IT AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.

--> BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY A FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF THE DISTRIBUTING CLASS OF THE FUND OR PAID TO SHAREHOLDERS IN CASH.


BECAUSE OF THIS, IF YOU BUY SHARES JUST BEFORE A FUND MAKES A DISTRIBUTION, YOU WILL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTIONS.


GENERALLY, IF YOU ARE INVESTING IN THE FUND THROUGH A TAX-ADVANTAGED RETIREMENT PLAN OR ACCOUNT, THERE ARE NO TAX CONSEQUENCES TO YOU FROM DISTRIBUTIONS.


o  MAINTAINING YOUR ACCOUNT

WHEN YOU BUY SHARES -- Instructions for buying shares from Neuberger Berman Management Inc. are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial

                               26 YOUR INVESTMENT
investment in one of the Funds or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

When you purchase shares, you will receive the next share price to be calculated after your order has been accepted.

Purchase orders are deemed "accepted" when the Funds' transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed "accepted" on the date you preselected on your SIP application for the systematic investments to occur.

WHEN YOU SELL SHARES -- If you bought your shares from Neuberger Berman Management Inc., instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been accepted. Redemption orders are deemed "accepted" when the Funds' transfer agent has received your order to sell. If you sell or exchange shares of International Large Cap Fund or Real Estate Fund within 60 days or less of purchase, you may be charged a redemption fee ("see Redemption Fee").

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see "Medallion Signature Guarantees").

When selling shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.


The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of a Fund's shareholders as a whole.


UNCASHED CHECKS -- We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

STATEMENTS AND CONFIRMATIONS -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

WHEN YOU EXCHANGE SHARES -- You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase

                               27 YOUR INVESTMENT
shares of the other fund. There are three things to remember when making an exchange:

o   both accounts must have the same registration
o you will need to observe the minimum investment and minimum account balance requirements for the Fund accounts involved

o because an exchange is a sale for tax purposes, consider any tax consequences before placing your order.


The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders. If you sell or exchange shares of International Large Cap Fund or Real Estate Fund within 60 days or less of purchase, you may be charged a redemption fee ("see Redemption Fee").


In addition, investors who are shareholders of Trust Class shares of the Funds in this prospectus prior to the sale of Neuberger Berman's first load fund and who have continuously maintained an account in Trust Class shares since that date, may exchange into Class A shares of a fund in the fund family without paying any applicable sales charges.


PLACING ORDERS BY TELEPHONE -- Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

o   in unusual circumstances where the law allows additional time if needed
o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares.

OTHER POLICIES -- Under certain circumstances, the Funds reserve the right to:

o   suspend the offering of shares
o   reject any exchange or purchase order
o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
o   change, suspend, or revoke the exchange privilege

                               28 YOUR INVESTMENT

o   suspend the telephone order privilege
o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
o suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission ("SEC")
o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

o remain open and process orders to purchase or sell Fund shares when the Exchange is closed.


--> MEDALLION SIGNATURE GUARANTEES

YOU MAY NEED A MEDALLION SIGNATURE GUARANTEE WHEN YOU SELL SHARES DIRECTLY OR THROUGH AN INVESTMENT PROVIDER. A MEDALLION SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

MEDALLION SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR TO THE INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A MEDALLION SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A MEDALLION SIGNATURE
GUARANTEE.

--> INVESTMENT PROVIDERS

THE TRUST CLASS SHARES AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUNDS AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL SHARES OF ANY OF THE FUNDS DESCRIBED IN THIS PROSPECTUS.

MOST INVESTMENT PROVIDERS ALLOW YOU TO TAKE ADVANTAGE OF THE FUND EXCHANGE PROGRAM, WHICH IS DESIGNED FOR MOVING AN INVESTMENT FROM ONE FUND TO A COMPARABLE CLASS OF ANOTHER FUND IN THE FUND FAMILY THROUGH AN EXCHANGE OF SHARES (SEE"WHEN YOU EXCHANGE SHARES").

IN EXCHANGE FOR THE SERVICES IT OFFERS, YOUR INVESTMENT PROVIDER MAY CHARGE FEES, WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS.

--> ADDITIONAL PAYMENTS TO INVESTMENT PROVIDERS


NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES WILL PAY ADDITIONAL COMPENSATION, OUT OF THEIR OWN RESOURCES AND NOT AS AN EXPENSE OF THE FUNDS, TO CERTAIN INVESTMENT PROVIDERS OR OTHER FINANCIAL INTERMEDIARIES, INCLUDING AFFILIATES, IN CONNECTION WITH THE SALE, DISTRIBUTION, RETENTION AND/OR SERVICING OF FUND SHARES. IF YOUR INVESTMENT PROVIDER RECEIVES SUCH PAYMENTS, THESE PAYMENTS MAY CREATE AN INCENTIVE FOR YOUR INVESTMENT PROVIDER OR ITS EMPLOYEES TO RECOMMEND OR SELL SHARES OF THE FUNDS TO YOU. IF YOU HAVE PURCHASED SHARES OF A FUND THROUGH AN INVESTMENT PROVIDER, PLEASE SPEAK WITH YOUR INVESTMENT PROVIDER TO LEARN MORE ABOUT ANY PAYMENTS IT RECEIVES FROM NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES, AS WELL AS FEES AND/OR


                               29 YOUR INVESTMENT

COMMISSIONS THE INVESTMENT PROVIDER CHARGES. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR INVESTMENT PROVIDER AT THE TIME OF PURCHASE. ANY SUCH PAYMENTS WILL NOT CHANGE THE NET ASSET VALUE OR THE PRICE OF EACH FUND'S SHARES. FOR MORE INFORMATION, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.


--> DISTRIBUTION AND SHAREHOLDER SERVICING FEES


EACH FUND HAS ADOPTED A PLAN PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. UNDER THE PLAN, EACH FUND'S TRUST CLASS PAYS THE FUND'S DISTRIBUTOR, NEUBERGER BERMAN MANAGEMENT INC., 0.10% OF ITS AVERAGE NET ASSETS EVERY YEAR TO COMPENSATE FINANCIAL INTERMEDIARIES FOR PROVIDING DISTRIBUTION RELATED SERVICES TO THE FUND AND/OR ADMINISTRATIVE OR SHAREHOLDER SERVICES TO FUND SHAREHOLDERS. NEUBERGER BERMAN MANAGEMENT INC. MAY ALSO RETAIN PART OF THIS FEE AS COMPENSATION FOR PROVIDING THESE SERVICES. THESE FEES INCREASE THE COST OF INVESTMENT. OVER THE LONG TERM, THEY COULD RESULT IN HIGHER OVERALL COSTS THAN OTHER TYPES OF SALES CHARGES.


--> INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.

                               30 YOUR INVESTMENT

If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact it for instructions.

BUYING SHARES

-----------------------------------------------------------------------------------------------------------------------------------
Method                    Things to know                                             Instructions
-----------------------------------------------------------------------------------------------------------------------------------
SENDING US A CHECK        Your first investment must be at least $1,000              Fill out the application and enclose your
                                                                                     check
                          Additional investments can be as little as $100
                                                                                     If regular first-class mail, send to:
                          We cannot accept cash, money orders, starter                NEUBERGER BERMAN FUNDS
                          checks, cashier's checks, travelers checks, or              BOSTON SERVICE CENTER
                          other cash equivalents                                      P.O. BOX 8403
                                                                                      BOSTON, MA 02266-8403
                          You will be responsible for any losses or fees
                          resulting from a bad check; if necessary, we may           If express delivery, registered mail, or
                          sell other shares belonging to you in order to             certified mail, send to:
                          cover these losses                                          NEUBERGER BERMAN FUNDS
                                                                                      C/O STATE STREET BANK AND TRUST COMPANY
                          All checks must be made out to "Neuberger                   30 DAN ROAD
                          Berman Funds"; we cannot accept checks made                 CANTON, MA 02021
                          out to you or other parties and signed over to us
-----------------------------------------------------------------------------------------------------------------------------------
WIRING MONEY              All wires must be for at least $1,000                      Before wiring any money, call for an order
                                                                                     confirmation:
                                                                                     Retail Services: 800-877-9700
                                                                                     Institutional Support Services: 800-366-6264

                                                                                     Have your financial institution send your wire
                                                                                     to State Street Bank and Trust Company

                                                                                     Include your name, the Fund name, your
                                                                                     account number and other information as
                                                                                     requested
-----------------------------------------------------------------------------------------------------------------------------------
EXCHANGING FROM ANOTHER   All exchanges must be for at least $1,000                  To place your order call:
FUND                                                                                 Retail Services: 800-877-9700
                          Both accounts involved must be registered in the           Institutional Support Services: 800-366-6264
                          same name, address and tax ID number
                                                                                     To place an order using FUNDFONE(R), call 800-
                          An exchange order cannot be cancelled or                   335-9366
                          changed once it has been placed
-----------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE              We do not accept phone orders for a first                  To notify us of your purchase call:
                          investment                                                 Retail Services: 800-877-9700
                                                                                     Institutional Support Services: 800-366-6264
                          Additional shares will be purchased when your
                          order is accepted                                          Immediately follow up with a wire or
                                                                                     electronic transfer
                          Not available on retirement accounts
-----------------------------------------------------------------------------------------------------------------------------------
SETTING UP SYSTEMATIC     All investments must be at least $100                      Call 800-877-9700 for instructions
INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

                                                         31 YOUR INVESTMENT

SELLING SHARES
-----------------------------------------------------------------------------------------------------------------------------------

Method                    Things to know                                        Instructions

-----------------------------------------------------------------------------------------------------------------------------------
SENDING US A LETTER       Unless you instruct us otherwise, we will mail        Send us a letter requesting us to sell shares
                          your proceeds by check to the address of record,      signed by all registered owners; include your
                          payable to the registered owner(s)                    name, account number, the Fund name, the
                                                                                dollar amount or number of shares you want
                          If you have designated a bank account on your         to sell, and any other instructions
                          application, you can request that we wire the
                          proceeds to this account; if the total balance of     If regular first-class mail, send to:
                          all of your Neuberger Berman fund accounts is          NEUBERGER BERMAN FUNDS
                          less than $200,000, you will be charged an $8.00       BOSTON SERVICE CENTER
                          wire fee                                               P.O. BOX 8403
                                                                                 BOSTON, MA 02266-8403
                          You can also request that we send the proceeds
                          to your designated bank account by electronic         If express delivery, registered mail, or
                          transfer (ACH) without a fee                          certified mail, send to:
                                                                                 NEUBERGER BERMAN FUNDS
                          You may need a Medallion signature guarantee           C/O STATE STREET BANK AND TRUST COMPANY
                                                                                 30 DAN ROAD
                          Please also supply us with your e-mail address         CANTON, MA 02021
                          and daytime telephone number when you write to
                          us in the event we need to reach you

-----------------------------------------------------------------------------------------------------------------------------------
SENDING US A FAX          For amounts of up to $50,000                          Write a request to sell shares as described
                                                                                above
                          Not available if you have changed the address on
                          the account in the past 15 days                       Call 800-877-9700 to obtain the appropriate
                                                                                fax number

-----------------------------------------------------------------------------------------------------------------------------------
CALLING IN YOUR ORDER     All phone orders to sell shares must be for at        To place your order call:
                          least $1,000 unless you are closing out an            Retail Services: 800-877-9700
                          account                                               Institutional Support Services: 800-366-6264

                          Not available if you have declined the phone          Give your name, account number, the Fund
                          option or are selling shares in certain retirement    name, the dollar amount or number of shares
                          accounts (The only exception is for those             you want to sell, and any other instructions
                          retirement shareholders who are at least 59 1/2 or
                          older and have their birthdates on file)              To place an order using FUNDFONE(R), call 800-
                                                                                335-9366
                          Not available if you have changed the address on
                          the account in the past 15 days

-----------------------------------------------------------------------------------------------------------------------------------

EXCHANGING INTO ANOTHER   All exchanges must be for at least $1,000             To place your order call:
FUND                                                                            Retail Services: 800-877-9700
                          Both accounts must be registered in the same          Institutional Support Services: 800-366-6264
                          name, address and tax ID number
                                                                                To place an order using FUNDFONE(R), call 800-
                          An exchange order cannot be cancelled or              335-9366
                          changed once it has been placed

-----------------------------------------------------------------------------------------------------------------------------------

SETTING UP SYSTEMATIC     For accounts with at least $5,000 worth of shares     Call 800-877-9700 for instructions
WITHDRAWALS               in them

                          Withdrawals must be at least $100

-----------------------------------------------------------------------------------------------------------------------------------

REDEMPTION FEE            International Large Cap Fund and Real Estate          See "Redemption Fee" for more information
                          Fund charge a 2.00% and 1.00% redemption fee,         or call:
                          respectively, on shares redeemed or exchanged         Retail Services: 800-877-9700
                          within 60 days or less of purchase                    Institutional Support Services: 800-366-6264
-----------------------------------------------------------------------------------------------------------------------------------

                                                         32 YOUR INVESTMENT

--> RETIREMENT ACCOUNTS AND PLANS



WE OFFER INVESTORS A NUMBER OF TAX-ADVANTAGED ACCOUNTS AND PLANS FOR RETIREMENT
SAVING:


TRADITIONAL IRAS ALLOW MONEY TO GROW TAX-DEFERRED UNTIL YOU TAKE IT OUT, USUALLY AT OR AFTER RETIREMENT. CONTRIBUTIONS ARE DEDUCTIBLE FOR SOME INVESTORS, BUT EVEN WHEN THEY ARE NOT, AN IRA CAN BE BENEFICIAL.

ROTH IRAS OFFER TAX-FREE GROWTH LIKE A TRADITIONAL IRA, BUT INSTEAD OF TAX-DEDUCTIBLE CONTRIBUTIONS, THE WITHDRAWALS ARE TAX-FREE FOR INVESTORS WHO MEET CERTAIN REQUIREMENTS.


ALSO AVAILABLE: SEP-IRA, SIMPLE, KEOGH, AND OTHER TYPES OF PLANS. COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS), THOUGH NOT FOR RETIREMENT SAVINGS, ALSO ARE AVAILABLE. CONSULT YOUR TAX PROFESSIONAL TO FIND OUT WHICH TYPES OF ACCOUNTS OR PLANS MAY BE BENEFICIAL FOR YOU, THEN CALL 800-366-6264 FOR INFORMATION ON ANY NEUBERGER BERMAN RETIREMENT ACCOUNT OR PLAN.


--> INTERNET CONNECTION

INVESTORS WITH INTERNET ACCESS CAN ENJOY MANY VALUABLE AND TIME-SAVING FEATURES BY VISITING US AT WWW.NB.COM.

THE SITE OFFERS MORE COMPLETE INFORMATION ON OUR FUNDS, INCLUDING CURRENT PERFORMANCE DATA, PORTFOLIO MANAGER INTERVIEWS, TAX INFORMATION PLUS EDUCATIONAL ARTICLES, NEWS AND ANALYSIS. YOU CAN TAILOR THE SITE SO IT SERVES UP INFORMATION THAT IS MOST RELEVANT TO YOU.


AS A FUND SHAREHOLDER WHO BOUGHT SHARES DIRECTLY FROM NEUBERGER BERMAN MANAGEMENT INC., YOU CAN USE THE WEB SITE TO ACCESS ACCOUNT INFORMATION AND EVEN MAKE SECURE TRANSACTIONS -- 24 HOURS A DAY. YOU CAN ALSO RECEIVE FUND DOCUMENTS SUCH AS PROSPECTUSES AND FINANCIAL REPORTS AS WELL AS YOUR STATEMENTS ELECTRONICALLY VIA NB DELIVERE(R). IF YOU WANT FURTHER INFORMATION, PLEASE CALL 800-877-9700.



o  REDEMPTION FEE

If you sell your shares of International Large Cap Fund or Real Estate Fund or exchange them for shares of another fund within 60 days of your purchase, you will be charged a fee of 2.00% in the case of International Large Cap Fund, and a fee of 1.00% in the case of Real Estate Fund, on the current net asset value of the shares sold or exchanged. The fee is paid to the respective Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs.

The Funds use a "first-in, first-out" method to determine how long you have held your Fund shares. This means that if you bought shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

We may not impose the redemption fee on a redemption or an exchange of:

o shares acquired by reinvestment of dividends or other distributions of the Funds;
o   shares held in an account of certain retirement plans;
o shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading; or
o   shares held in certain rebalancing and asset allocation programs.

                               33 YOUR INVESTMENT

You should contact your investment provider to determine whether it imposes a redemption fee or otherwise has a policy in place to deter short-term trading. From time to time, as circumstances change, we may modify or eliminate certain exemption categories.


o  MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions of Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

To further discourage excessive trading, if a shareholder sells shares of International Large Cap Fund or Real Estate Fund or exchanges them for shares of another fund within 60 days of purchase, the shareholder will be charged a fee of 2.00% (in the case of International Large Cap Fund) or 1.00% (in the case of Real Estate Fund) on the current net asset value of the shares sold or exchanged. The fee is paid to the respective Funds to offset costs associated with short-term trading, such as portfolio transaction and administrative costs, and is imposed uniformly on all applicable shareholders, with only a few exceptions. The Funds may not impose the fee on a redemption or exchange of: shares acquired by reinvestment of dividends or other distributions of the Funds; shares held in an account of certain retirement plans; shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading; or shares held in certain rebalancing and asset allocation programs.


Neuberger Berman Management Inc. applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.



o  PORTFOLIO HOLDINGS POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.


The complete portfolio holdings for each Fund is available at https://www.nb.com/nb/mutual_funds_prospectuses 15-30 days after each month-end.


                               34 YOUR INVESTMENT

Each Fund's complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete holdings for the Funds will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.



o  FUND STRUCTURE

Each Fund uses a "multiple class" structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Trust Class shares of the Funds.


                               35 YOUR INVESTMENT

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
NEUBERGER BERMAN EQUITY FUNDS
TRUST CLASS SHARES


No front-end sales charges


If you would like further details on these Funds you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- The shareholder reports offer information about each Fund's recent performance, including:


o a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund's performance during the last fiscal year

o    Fund performance data and financial statements
o    portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on these Funds, including:

o    various types of securities and practices, and their risks
o    investment limitations and additional policies
o    information about each Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC

--> OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:


NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, 100 F STREET, N.E., WASHINGTON, DC 20549-9303. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-551-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.


[GRAPHIC OMITTED]   G0492 12/07 DST 49397 SEC file number: 811-582



-------------------------
   NEUBERGER | BERMAN
-------------------------
A LEHMAN BROTHERS COMPANY

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180

SHAREHOLDER SERVICES
800.877.9700

INSTITUTIONAL SERVICES
800.366.6264

www.nb.com

-------------------------
NEUBERGER | BERMAN
-------------------------
A LEHMAN BROTHERS COMPANY




PROSPECTUS - DECEMBER 17, 2007


These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



Neuberger Berman
EQUITY FUNDS




TRUST CLASS SHARES

Convergence Fund

Dividend Fund

Energy Fund

Equity Income Fund

Research Opportunities Fund

CONTENTS
--------------------------------------------------------------------------------

EQUITY FUNDS

Convergence Fund............................2

Dividend Fund..............................10

Energy Fund................................19

Equity Income Fund.........................26

Research Opportunities Fund................37


YOUR INVESTMENT

Share Prices...............................45

Privileges and Services....................46

Distributions and Taxes....................46

Maintaining Your Account...................49

Market Timing Policy.......................55

Portfolio Holdings Policy..................56


Fund Structure.............................56


Related Performance........................57



THESE FUNDS:

o are designed for investors with long-term goals in mind and, for the Dividend and Equity Income Funds, also for current income

o offer you the opportunity to participate in financial markets through a professionally managed stock portfolio
o also offer the opportunity to diversify your portfolio with Funds that invest using a value or a growth approach, or a combination of the two
o carry certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
o are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency
o normally invest at least 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in equity securities

Please note that shares of each Fund may not be available in all states. Shares of each Fund are only available in states in which they are authorized for purchase.

THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAMES IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(c) 2007 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

Neuberger Berman
CONVERGENCE FUND
(Formerly Neuberger Berman Premier Convergence Fund)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks in the telecommunications, media and technology sectors. The Fund may invest in companies of any market capitalization and in domestic and foreign companies. The Fund seeks to reduce risk by investing in many sub-sectors of the telecommunications, media and technology sectors. The Fund normally invests more than 25% of its total assets in industries within the telecommunications, media and technology sectors.

The Portfolio Managers look for companies they believe are well positioned to capitalize on the continuing convergence of services, applications, devices and networks in the telecommunications, media and technology sectors, using a research driven and risk-reward sensitive approach to stock selection. Factors used in identifying such companies may include: above-average returns, sustainable competitive positioning, future business prospects that the Portfolio Managers judge to be sound, an established or emerging market niche, and a defensible business model. The Portfolio Managers also seek to identify companies they believe are poorly positioned and likely to underperform in a rapidly changing competitive environment with the possibility of establishing short positions.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

--> INDUSTRY SECTORS

To the extent the Fund focuses on just three industry sectors, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual industry sectors also tend to move up and down more than the broader market. Historically, the telecommunications, media and technology sectors have been more volatile than the equity market as a whole.

--> GROWTH INVESTING

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. In certain rapidly-emerging industries, success may be measured in market share rather than profits.

While most growth stocks are known to investors, they may not have reached their full potential. The growth investor looks for indications of continued success.

--> ALL CAP: LARGE, MID AND SMALL CAP STOCKS

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. THEY MAY HAVE A VARIETY OF PRODUCTS AND BUSINESS LINES AND A SOUND FINANCIAL BASE THAT CAN HELP THEM WEATHER BAD TIMES. COMPARED TO SMALLER COMPANIES, LARGE-CAP COMPANIES MAY BE


                               2 CONVERGENCE FUND

LESS RESPONSIVE TO CHANGES AND OPPORTUNITIES, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF SMALLER COMPANIES, OFTEN WITH LOWER VOLATILITY.

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE PAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.


                               3 CONVERGENCE FUND

[GRAPHIC OMITTED]
MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


Because the Fund focuses on the telecommunications, media and technology sectors and concentrates in industries within the those sectors, its performance is likely to be disproportionately affected by the factors influencing those sectors and industries. The value of the Fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different sectors and industries.

Companies in these sectors and industries can be significantly affected by rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, including new methods of competition arising in another sector, unseasoned management, and a dependency on patent and copyright protections.

To the extent the Fund invests more heavily in one sector, the risks of that sector are magnified (see the Appendix for a discussion of sector-specific risks).

To the extent that the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Also, by investing in small- or mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

In addition, smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies, and these companies:

o   may have a shorter history of operations than larger companies
o   may not have as great an ability to raise additional capital
o may have a less diversified product line, making them more susceptible to market pressure.

Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. Additional risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, social, political or economic instability, nationalization or expropriation of assets, and differing auditing and legal standards. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. These risks are generally greater in emerging markets. Over a given period of time, foreign stocks may underperform U.S. stocks -- sometimes for years. The Fund

                               4 CONVERGENCE FUND
could also underperform if the Portfolio Managers invest in countries or regions whose economic performance falls short.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

Short sales involve selling a security the Fund does not own in anticipation that the security's price will decline. Short sales may help hedge against general market risk to the securities held in the portfolio but theoretically present unlimited risk on an individual stock basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it may amplify changes in the Fund's net asset value.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund's performance may also suffer if certain stocks or the economic sectors emphasized do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

The Fund is non-diversified. This means that the percentage of the Fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the Fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

--> OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDING, THE FUND INCREASES ITS RISK OF LOSS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                               5 CONVERGENCE FUND

[GRAPHIC OMITTED]
PERFORMANCE


When this prospectus was prepared, the Fund had not completed a full calendar year of operations and had no performance information to report. The Fund is modeled after separate accounts managed by Neuberger Berman Management Inc. with investment objectives, policies and strategies that are substantially similar to the Fund. Please see "Related Performance" for information on the performance of the separate accounts managed by Neuberger Berman Management Inc.



                               6 CONVERGENCE FUND

[GRAPHIC OMITTED]
INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                            None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly
Management fees**                                          0.85
Distribution (12b-1) fees                                  0.10
Other expenses                                             1.47
--------------------------------------------------------------------------------
Total annual operating expenses                            2.42
--------------------------------------------------------------------------------
Minus: Expense reimbursement                               1.42
--------------------------------------------------------------------------------
Net expenses***                                            1.00



EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                         1 Year       3 Years       5 Years       10 Years
 -------------------------------------------------------------------------------
 Expenses                 $102         $318          $877          $2,404
--------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

*** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE TRUST CLASS OF THE FUND THROUGH 8/31/2011, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE TRUST CLASS OF THE FUND ARE LIMITED TO 1.00% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE TRUST CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 1.00% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.


[GRAPHIC OMITTED]
INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the period from 1/9/2007 to 8/31/2007, the management/administration fees paid to the Manager were 0.85% of average net assets before reimbursements.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees will be available in the Fund's semi-annual report dated February 2008.


                               7 CONVERGENCE FUND

PORTFOLIO MANAGERS
The Fund is managed by a team headed by Barbara Doran and Martin Sankey, consisting of the following Portfolio Managers:

BARBARA DORAN is a Vice President of Neuberger Berman Management Inc. and a Senior Vice President of Neuberger Berman, LLC. She is a Research Investment Officer with Neuberger Berman, LLC. She has managed other equity portfolios starting in 1993 both at Lehman Brothers and her own firm. She has 22 years of experience in equity investing having worked at two institutional brokerage firms and another investment management firm.

CHI TSANG is a Vice President of Neuberger Berman Management Inc. and a Vice President of Neuberger Berman, LLC. He has been an equity research analyst for seven years and has worked at one other investment management firm.

DENNIS K. MORGAN, CFA, is the media analyst for Neuberger Berman, LLC. Mr. Morgan has been an equity research analyst for eleven years and has worked at both an institutional brokerage and investment management firm. Mr. Morgan joined Neuberger Berman in 1999.

Please see the Statement of Additional Information for additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers, and ownership of Fund shares by the Portfolio Managers.


                               8 CONVERGENCE FUND

[GRAPHIC OMITTED]
FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Year Ended August 31,                                           2007(1)
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                Share price (NAV) at beginning of year          10.00
PLUS:           Income from investment operations
                Net investment income                            0.01
                Net gains/losses - realized and unrealized       1.34
                Subtotal: income from investment                 1.35
                operations
EQUALS:         Share price (NAV) at end of year                11.35
--------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                            1.00(5)
Gross expenses(2)                                                2.40(5)
Expenses(3)                                                      1.01(5)
Net investment income - actual                                   0.15(5)
--------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(4)                                             13.50(6)
Net assets at end of year (in millions of dollars)                8.5
Portfolio turnover rate (%)                                        55(6)
--------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).


(1) PERIOD FROM 1/9/2007 (BEGINNING OF OPERATIONS) TO 8/31/2007.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(3) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(4) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

(5) ANNUALIZED.

(6) NOT ANNUALIZED.


                               9 CONVERGENCE FUND

Neuberger Berman
DIVIDEND FUND
(Formerly Neuberger Berman Premier Dividend Fund)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
GOAL & STRATEGY

THE FUND SEEKS TOTAL RETURN EMPHASIZING BOTH CURRENT INCOME AND CAPITAL APPRECIATION.

To pursue this goal, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of companies with a dividend yield greater than the average dividend yield of the Standard & Poor's 500 Composite Stock Index ("S&P 500") that, at the time of purchase, the Neuberger Berman research analysts rate Buy ("B").The Fund may invest in companies of any market capitalization.

The Portfolio Managers apply their own market expertise, a diversity of perspective, and risk analysis tools to select stocks for the Fund's portfolio.Whenever an analyst reduces the rating on a stock under his or her coverage from "B" to Monitor ("M") or Source of Funds ("S"), the Portfolio Managers will review the stock for possible removal from the Fund's portfolio.

Neuberger Berman currently has 22 research analysts covering approximately 300 stocks from a universe of all publicly traded companies.The analysts are involved primarily in equity research, which includes, among other techniques, company visits, management interviews, industry conferences, proprietary modeling of earnings, cash flow and balance sheets, projecting growth and valuation changes, and setting price targets for companies under coverage.The research analysts develop operating models of the companies under coverage, applying rigorous valuation techniques to carve out a smaller universe of companies that qualify for a "B" rating.In the past, about one-quarter to one-third of the approximately 300 companies have been rated "B" at any given point in time, with the others rated "M" or "S."On average, the research analysts have 13 years of investment research experience and in-depth knowledge of their industries and companies.The research analysts are "buy-side" analysts with a primary mission to find what they believe are attractive investment opportunities at the right time and price.

The research analysts use the following guidelines in ranking companies currently under coverage.Within each rating, the research analysts are instructed to take into consideration the risks associated with the company when assigning ratings.

"B" (BUY) - Generally, these are stocks that the analysts believe have both:
(1) a 12-18 month total return potential of 15% or greater; and (2) a risk of loss that is half or less the total return potential.

"M" (MONITOR) - Generally, these are stocks that the analysts believe have either: (1) a 12-18 month total return potential below 15%; or (2) a risk of loss that is greater than half the total return potential.

"S" (SOURCE OF FUNDS) - Generally, these are stocks that the analysts believe have the greatest short-term risk.

Up to 20% of the Fund's net assets may be invested in:

o Other securities, such as preferred stocks, real estate investment trusts ("REITs"), and master limited partnerships ("MLPs") that, in the aggregate, have a yield greater than the average dividend yield of the S&P 500; and

                                10 DIVIDEND FUND

o Stocks that do not meet the criteria for inclusion in 80% of the portfolio (stocks of companies with a dividend yield greater than the average dividend yield of the S&P 500 that, at the time of purchase, the Neuberger Berman research analysts rate "B"), but that the Portfolio Managers believe will increase their dividends based on a projected event or demonstrate total return characteristics that merit their inclusion.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

--> ALL CAP: LARGE, MID AND SMALL CAP STOCKS

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. THEY MAY HAVE A VARIETY OF PRODUCTS AND BUSINESS LINES AND A SOUND FINANCIAL BASE THAT CAN HELP THEM WEATHER BAD TIMES.COMPARED TO SMALLER COMPANIES, LARGE-CAP COMPANIES MAY BE LESS RESPONSIVE TO CHANGES AND OPPORTUNITIES, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF SMALLER COMPANIES, OFTEN WITH LOWER VOLATILITY.

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES.OVER THE PAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.

--> REAL ESTATE INVESTMENT TRUSTS

A REIT IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTERESTS. REITS ARE NOT TAXED ON INCOME DISTRIBUTED TO SHAREHOLDERS, PROVIDED THEY COMPLY WITH THE REQUIREMENTS OF THE INTERNAL REVENUE CODE.

REITS ARE GENERALLY CLASSIFIED AS EQUITY REITS, MORTGAGE REITS AND HYBRID REITS. EQUITY REITS INVEST THE MAJORITY OF THEIR ASSETS DIRECTLY IN REAL PROPERTY, DERIVE THEIR INCOME PRIMARILY FROM RENTS AND CAN ALSO REALIZE CAPITAL GAINS BY SELLING PROPERTIES THAT HAVE APPRECIATED IN VALUE. MORTGAGE REITS INVEST THE MAJORITY OF THEIR ASSETS IN REAL ESTATE MORTGAGES AND DERIVE THEIR INCOME PRIMARILY FROM INTEREST PAYMENTS. HYBRID REITS COMBINE THE CHARACTERISTICS OF BOTH EQUITY AND MORTGAGE REITS.

--> MASTER LIMITED PARTNERSHIPS

MLPS ARE LIMITED PARTNERSHIPS IN WHICH THE OWNERSHIP UNITS ARE PUBLICLY TRADED. MLP UNITS ARE REGISTERED WITH THE SEC AND ARE FREELY TRADED ON A SECURITIES EXCHANGE OR IN THE OVER-THE-COUNTER MARKET. THE MAJORITY OF MLPS OPERATE IN OIL & GAS RELATED BUSINESSES INCLUDING ENERGY PROCESSING AND DISTRIBUTION. MLPS ARE PASS-THROUGH ENTITIES OR BUSINESSES THAT ARE TAXED AT THE SECURITY HOLDER LEVEL AND GENERALLY ARE NOT SUBJECT TO FEDERAL OR STATE INCOME TAX AT THE PARTNERSHIP LEVEL. ANNUAL INCOME, GAINS, LOSSES, DEDUCTIONS OR CREDITS OF THE MLP PASS THROUGH DIRECTLY TO ITS SECURITY HOLDERS.GENERALLY, A MLP IS OPERATED UNDER THE SUPERVISION OF ONE OR MORE MANAGING GENERAL PARTNERS. LIMITED PARTNERS ARE NOT INVOLVED IN THE DAY-TO-DAY MANAGEMENT OF THE PARTNERSHIP.


                                11 DIVIDEND FUND

[GRAPHIC OMITTED]
MAIN RISKS


Most of the Fund's performance depends on what happens in the stock markets. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


The ratings of the Neuberger Berman research analysts represent the subjective determination of the analysts and may not accurately assess the investment prospects of a particular stock. Past performance of stocks rated "B" by the research analysts does not necessarily predict the future performance of the Fund.

Dividends the Fund receives on common stocks are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. Qualified dividend income received by the Fund and distributed to its shareholders will generally be eligible for the reduced tax rate applicable to such income. Recently enacted tax legislation extended the reduced tax rate so that it will expire for taxable years beginning on or after January 1, 2011. A portion of the distributions that the Fund receives may be a return of capital.

To the extent that the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. If the Fund emphasizes a certain market capitalization, it could perform worse than certain other funds over a given time period. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Also, by investing in small- or mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

In addition, smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies, and these companies:

o   may have a shorter history of operations than larger companies
o   may not have as great an ability to raise additional capital
o may have a less diversified product line, making them more susceptible to market pressure.

The Fund's investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

                                12 DIVIDEND FUND

Interest rate risk is the risk that investments such as preferred stocks, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall.

Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

To the extent the Fund invests in REITs, its performance will also be affected by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Some of the REIT securities in which the Fund invests may be preferred stock which receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile. Most equity REITs receive a flow of income from property rentals, which they pay to their shareholders in the form of dividends.

REIT and other real estate company share prices overall will typically decline over periods when interest rates are rising. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain. In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free "pass-through" of income under the federal tax law.

The Fund's performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDING, THE FUND INCREASES ITS RISK OF LOSS.

                                13 DIVIDEND FUND

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                                14 DIVIDEND FUND

[GRAPHIC OMITTED]
PERFORMANCE

When this prospectus was prepared, the Fund had not completed a full calendar year of operations and had no performance information to report. The Fund is modeled after separate accounts managed by Neuberger Berman Management Inc. with investment objectives, policies and strategies that are substantially similar to the Fund. Please see "Related Performance" for information on the performance of the separate accounts managed by Neuberger Berman Management Inc.


                                15 DIVIDEND FUND

[GRAPHIC OMITTED]
INVESTOR EXPENSES


The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                             None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly
Management fees**                                            0.85
Distribution (12b-1) fees                                    0.10
Other expenses                                               1.59
Acquired fund fees and expenses***                           0.02
--------------------------------------------------------------------------------
Total annual operating expenses                              2.56
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                 1.54
--------------------------------------------------------------------------------
Net expenses****                                             1.02
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                            1 Year       3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
Expenses                     $104         $325          $914         $2,519
--------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

*** "ACQUIRED FUND FEES AND EXPENSES" ARE FEES AND EXPENSES INCURRED INDIRECTLY BY THE FUND AS A RESULT OF THE INVESTMENT OF ITS UNINVESTED CASH IN A FUND MANAGED BY NEUBERGER BERMAN MANAGEMENT INC. (NBMI) OR AN AFFILIATE.

**** NBMI HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE TRUST CLASS OF THE FUND THROUGH 8/31/ 2011, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE TRUST CLASS OF THE FUND ARE LIMITED TO 1.00% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE TRUST CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 1.00% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.


[GRAPHIC OMITTED]
INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the period from 11/2/2006 to 8/31/2007, the management/administration fees paid to the Manager were 0.84% of average net assets before reimbursements.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees will be available in the Fund's semi-annual report dated February 2008.


                                16 DIVIDEND FUND

PORTFOLIO MANAGERS

RICHARD LEVINE is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been a Portfolio Manager with the firm since 1989 and has served as Portfolio Manager since the Fund's inception.

+MICHELLE STEIN is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Lehman Brothers and Neuberger Berman, LLC. She has been a Portfolio Manager at Neuberger Berman, LLC since 1983. Michelle joined Neuberger Berman in 1979.

Please see the Statement of Additional Information for additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers, and ownership of Fund shares by the Portfolio Managers.


                                17 DIVIDEND FUND

[GRAPHIC OMITTED]
FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Year Ended August 31,                                           2007(1)
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
              Share price (NAV) at beginning of year            10.00
PLUS:         Income from investment operations
              Net investment income                              0.21
              Net gains/losses - realized and unrealized         0.88
              Subtotal: income from investment                   1.09
              operations
MINUS:        Distributions to shareholders
              Income dividends                                   0.16
EQUALS:       Share price (NAV) at end of year                  10.93
--------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                            1.00(2)
Gross expenses(3)                                                2.54(2)
Expenses(4)                                                      1.00(2)
Net investment income - actual                                   2.37(2)
--------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(5)                                             10.87(6)
Net assets at end of year (in millions of dollars)                7.1
Portfolio turnover rate (%)                                        42(6)
--------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) PERIOD FROM 11/2/2006 (BEGINNING OF OPERATIONS) TO 8/31/2007.

(2) ANNUALIZED.

(3) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(4) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(5) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

(6) NOT ANNUALIZED.


                                18 DIVIDEND FUND

Neuberger Berman
ENERGY FUND
(Formerly Neuberger Berman Premier Energy Fund)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN SECURITIES ISSUED BY COMPANIES IN ENERGY-RELATED ACTIVITIES. CURRENT INCOME IS A SECONDARY GOAL.

To pursue these goals, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by companies in energy-related activities, primarily common stocks. The Fund may invest in companies of any market capitalization and in domestic and foreign companies. The companies in energy-related activities in which the Fund invests include, among others, integrated oil and gas companies, refining companies, independent oil and gas companies, oil service companies, coal companies, energy infrastructure companies, energy transportation companies, energy master limited partnerships, natural gas and electric utilities, and alternative energy providers from solar, wind and hydrogen sources. The Fund intends to normally invest in higher yielding securities in order to maintain a current yield that is close to that of the Standard & Poor's 500 Composite Stock Index.

The Fund's investment decisions are based on the recommendations of Neuberger Berman's team of energy analysts. The Fund invests with a long-term bias for its holdings, seeking companies that the analysts believe will grow. The Fund seeks to invest in companies in energy-related activities with above average earnings, cash flow and dividend growth potential and in areas that the analysts believe are likely to benefit from the tight supply and demand conditions of the energy sector. The Fund intends to have broad representation across all sub-sectors of the energy complex with sub-sector weightings determined by market conditions. Adjustments will be made to industry weightings as market conditions dictate, as analyzed by the team of energy analysts.

The Portfolio Managers may sell a stock when the team of energy analysts determines that the stock's valuation has become excessive, when the team of energy analysts believes the underlying investment thesis for the stock has changed, when the team of energy analysts believes sub-sector weightings should be adjusted, or when a position becomes too large.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in equity securities issued by companies in energy-related activities, without providing shareholders at least 60 days' advance notice.


                                 19 ENERGY FUND

[GRAPHIC OMITTED]
MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


Because the Fund concentrates its assets in the energy sector, your investment in the Fund will be closely linked to the performance of the energy sector. The value of the Fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries and sectors.

Companies in the energy sector are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Companies in the energy sector also can be significantly affected by fluctuations in energy prices, the supply and demand for energy fuels, international political events, energy conservation, the success of exploration projects and tax and other governmental regulations.

The Fund may at times be more concentrated in particular sub-sectors of the energy sector e.g., oil service, refining and marketing, exploration and production, and coal. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. Additional risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, social, political or economic instability, nationalization or expropriation of assets, and differing auditing and legal standards. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. These risks are generally greater in emerging markets. Over a given period of time, foreign stocks may underperform U.S. stocks sometimes for years. The Fund could also underperform if the Portfolio Managers invest in countries or regions whose economic performance falls short.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

To the extent that the Fund emphasizes small-, mid, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. If the Fund emphasizes a certain market capitalization, it could perform worse than certain other funds over a given time period. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Also, by investing in small- or mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

                                 20 ENERGY FUND

In addition smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies, and these companies:

o   may have a shorter history of operations than larger companies
o   may not have as great an ability to raise additional capital
o may have a less diversified product line, making them more susceptible to market pressure.

The Fund is non-diversified. This means that the percentage of the Fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the Fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDING, THE FUND INCREASES ITS RISK OF LOSS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                                 21 ENERGY FUND

[GRAPHIC OMITTED]
PERFORMANCE

When this prospectus was prepared, the Fund had not completed a full calendar year of operations and had no performance information to report. The Fund is modeled after separate accounts managed by Neuberger Berman Management Inc. with investment objectives, policies and strategies that are substantially similar to the Fund. Please see "Related Performance" for information on the performance of the separate accounts managed by Neuberger Berman Management Inc.

                                 22 ENERGY FUND

[GRAPHIC OMITTED]
INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                           None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly
Management fees**                                          0.85
Distribution (12b-1) fees                                  0.10
Other expenses                                             1.21
--------------------------------------------------------------------------------
Total annual operating expenses                            2.16
--------------------------------------------------------------------------------
Minus: Expense reimbursement                               1.15
--------------------------------------------------------------------------------
Net expenses***                                            1.01
--------------------------------------------------------------------------------


     EXPENSE EXAMPLE

 The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                             1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
 Expenses                    $103       $322        $821        $2,200
--------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

*** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE TRUST CLASS OF THE FUND THROUGH 8/31/2011, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE TRUST CLASS OF THE FUND ARE LIMITED TO 1.00% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE TRUST CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 1.00% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.


[GRAPHIC OMITTED]
INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the period from 10/17/2006 to 8/31/2007, the management/administration fees paid to the Manager were 0.85% of average net assets before reimbursements.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees will be available in the Fund's semi-annual report dated February 2008.

PORTFOLIO MANAGERS

MARTIN A SANKEY, CFA is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has managed the Fund since May 2007. He

                                 23 ENERGY FUND
is a Senior Research Analyst with Neuberger Berman, LLC. He has been a senior equity research analyst for 25 years and has worked at two other institutional brokerage firms.

RON SILVESTRI is a Vice President of Neuberger Berman Management Inc. and is the utility analyst for Neuberger Berman, LLC. He has managed the Fund since inception. Mr. Silvestri has over 10 years of experience covering the utility sector. Mr. Silvestri joined Neuberger Berman in late 2005, having spent the previous 10 years at another firm as an analyst and portfolio manager covering the utility sector.

DAVE WHEELER is a Vice President of Neuberger Berman Management Inc. and a Senior Vice President of Lehman Brothers. He has managed the Fund since inception. He is the integrated oil and gas analyst for Neuberger Berman, LLC. Mr. Wheeler has been an analyst covering the energy sector for over 10 years. Mr. Wheeler joined Neuberger Berman in 2004. From 1998 to 2004, Mr. Wheeler was the senior oil analyst at one firm and covered the integrated oil sector for another firm.

Please see the Statement of Additional Information for additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers, and ownership of Fund shares by the Portfolio Managers.

                                 24 ENERGY FUND

[GRAPHIC OMITTED]
FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Year Ended August 31,                                            2007(1)
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
              Share price (NAV) at beginning of year             10.00
PLUS:         Income from investment operations
              Net investment income                               0.02
              Net gains/losses - realized and unrealized          2.29
              Subtotal: income from investment operations         2.31
MINUS:        Distributions to shareholders
              Income dividends                                    0.03
              Capital gain distributions                            -
              Subtotal: distributions to shareholders             0.03
EQUALS:       Share price (NAV) at end of year                   12.28
--------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                             1.00(5)
Gross expenses(2)                                                 2.15(5)
Expenses(3)                                                       1.00(5)
Net investment income - actual                                    0.20(5)
--------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(4)                                              23.13(6)
Net assets at end of year (in millions of dollars)                 8.5
Portfolio turnover rate (%)                                         45(6)
--------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).


(1) PERIOD FROM 10/17/2006 (BEGINNING OF OPERATIONS) TO 8/31/2007.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(3) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(4) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

(5) ANNUALIZED.

(6) NOT ANNUALIZED.


                                 25 ENERGY FUND

Neuberger Berman
EQUITY INCOME FUND
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
GOAL & STRATEGY

THE FUND SEEKS TOTAL RETURN EMPHASIZING BOTH CURRENT INCOME AND CAPITAL APPRECIATION.

To pursue this goal, the Fund invests mainly in income-oriented equity securities that pay dividends, which may include real estate investment trusts ("REITs"), convertible securities, Canadian income trusts, master limited partnership units ("MLPs") and common stocks. The Fund may invest in companies of any market capitalization. The Fund seeks to generate a current yield that is greater than the average current yield for stocks in the Standard & Poor's 500 Composite Stock Index. By selecting these types of equity securities, the Fund seeks to dampen the market volatility associated with investing in equity securities.

The Fund may also employ the use of options to attempt to enhance the current return on its securities or to protect against a sharp drop in prices. More specifically, the Fund may write calls against positions in the portfolio ("covered calls") or buy puts on individual stocks or on market indices.

The Fund typically employs a "value" approach in selecting investments. The Portfolio Managers have access to Neuberger Berman's research analysts. Neuberger Berman currently has 22 research analysts who cover approximately 300 stocks from a universe of all publicly traded companies. The analysts are involved primarily in equity research, which includes, among other techniques, company visits, management interviews, industry conferences, proprietary modeling of earnings, cash flow and balance sheets, projecting growth and valuation changes, and setting price targets for companies under coverage. The research analysts develop operating models of the companies under coverage, applying rigorous valuation techniques to help choose what they believe to be attractive investments. On average, the research analysts have 13 years of investment research experience and in-depth knowledge of their industries and companies. The research analysts are "buy-side" analysts with a primary mission to find what they believe are attractive investment opportunities at the right time and price.

In addition to relying on Neuberger Berman research analysts, the Portfolio Managers conduct their own research and analysis. This includes company visits to view operations, meeting with management to gain a better understanding of the capital allocation process and corporate strategy, and employing an analytical framework in an effort to detect deception and monitor accounting quality.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities; it will not change this strategy without providing shareholders at least 60 days' advance notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in market values will not require the Fund to dispose of a holding.

--> VALUE INVESTING


AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES, WHETHER BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES, DO NOT REFLECT THEIR FULL


                             26 EQUITY INCOME FUND

ECONOMIC OPPORTUNITIES. THIS HAPPENS WHEN INVESTORS UNDER-APPRECIATE THE BUSINESS POTENTIAL OF THESE COMPANIES, OR ARE DISTRACTED BY TRANSIENT OR NON-FUNDAMENTAL ISSUES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.


--> ALL CAP: LARGE, MID AND SMALL CAP STOCKS

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. THEY MAY HAVE A VARIETY OF PRODUCTS AND BUSINESS LINES AND A SOUND FINANCIAL BASE THAT CAN HELP THEM WEATHER BAD TIMES. COMPARED TO SMALLER COMPANIES, LARGE-CAP COMPANIES MAY BE LESS RESPONSIVE TO CHANGES AND OPPORTUNITIES, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF SMALLER COMPANIES, OFTEN WITH LOWER VOLATILITY.

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE PAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.

--> REAL ESTATE INVESTMENT TRUSTS

A REIT IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTERESTS. REITS ARE NOT TAXED ON INCOME AND GAINS DISTRIBUTED TO SHAREHOLDERS, PROVIDED THEY COMPLY WITH CERTAIN REQUIREMENTS OF THE INTERNAL REVENUE CODE.

REITS ARE GENERALLY CLASSIFIED AS EQUITY REITS, MORTGAGE REITS AND HYBRID REITS. EQUITY REITS INVEST THE MAJORITY OF THEIR ASSETS DIRECTLY IN REAL PROPERTY, DERIVE THEIR INCOME PRIMARILY FROM RENTS AND CAN ALSO REALIZE CAPITAL GAINS BY SELLING PROPERTIES THAT HAVE APPRECIATED IN VALUE. MORTGAGE REITS INVEST THE MAJORITY OF THEIR ASSETS IN REAL ESTATE MORTGAGES AND DERIVE THEIR INCOME PRIMARILY FROM INTEREST PAYMENTS. HYBRID REITS COMBINE THE CHARACTERISTICS OF BOTH EQUITY AND MORTGAGE REITS.

--> CONVERTIBLE SECURITIES

A CONVERTIBLE SECURITY IS A BOND, DEBENTURE, NOTE, PREFERRED STOCK, OR OTHER SECURITY THAT MAY BE CONVERTED INTO OR EXCHANGED FOR EQUITY SECURITIES. CONVERTIBLE SECURITIES GENERALLY HAVE FEATURES OF BOTH COMMON STOCKS AND DEBT SECURITIES. CONVERTIBLE SECURITIES ORDINARILY PROVIDE A STREAM OF INCOME WITH GENERALLY HIGHER YIELDS THAN COMMON STOCKS, BUT LOWER THAN NON-CONVERTIBLE DEBT. THE PRICE OF A CONVERTIBLE SECURITY OFTEN REFLECTS VARIATIONS IN THE PRICE OF THE UNDERLYING COMMON STOCK IN A WAY THAT NON-CONVERTIBLE DEBT MAY NOT. A CONVERTIBLE SECURITY MAY BE SUBJECT TO REDEMPTION AT THE OPTION OF THE ISSUER AT A PRICE ESTABLISHED IN THE SECURITY'S GOVERNING INSTRUMENT.

--> CANADIAN INCOME TRUSTS

CANADIAN INCOME TRUSTS COMMONLY HOLD DEBT OR EQUITY SECURITIES IN AN UNDERLYING ACTIVE BUSINESS. INCOME TRUSTS GENERALLY FALL INTO FOUR SECTORS: BUSINESS TRUSTS, UTILITY TRUSTS, RESOURCE TRUSTS AND REAL ESTATE INVESTMENT TRUSTS. INCOME TRUSTS ARE GENERALLY A MORE TAX EFFICIENT WAY FOR A BUSINESS TO PAY INCOME TO ITS INVESTORS. THE VALUE OF AN INCOME TRUST CAN RISE OR FALL FOR THE SAME REASONS THAT AFFECT EQUITY SECURITIES OR BECAUSE OF CHANGES TO INTEREST RATES.

                             27 EQUITY INCOME FUND

--> MASTER LIMITED PARTNERSHIPS

MLPS ARE LIMITED PARTNERSHIPS IN WHICH THE OWNERSHIP UNITS ARE PUBLICLY TRADED. MLP UNITS ARE REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND ARE FREELY TRADED ON A SECURITIES EXCHANGE OR IN THE OVER-THE-COUNTER MARKET. THE MAJORITY OF MLPS OPERATE IN OIL AND GAS RELATED BUSINESSES INCLUDING ENERGY PROCESSING AND DISTRIBUTION. MANY MLPS ARE PASS-THROUGH ENTITIES THAT GENERALLY ARE TAXED AT THE SECURITY HOLDER LEVEL AND GENERALLY ARE NOT SUBJECT TO FEDERAL OR STATE INCOME TAX AT THE PARTNERSHIP LEVEL. ANNUAL INCOME, GAINS, LOSSES, DEDUCTIONS OR CREDITS OF THE MLP PASS THROUGH DIRECTLY TO ITS SECURITY HOLDERS. GENERALLY, AN MLP IS OPERATED UNDER THE SUPERVISION OF ONE OR MORE MANAGING GENERAL PARTNERS. LIMITED PARTNERS ARE NOT INVOLVED IN THE DAY-TO-DAY MANAGEMENT OF THE MLP.


                             28 EQUITY INCOME FUND

[GRAPHIC OMITTED]
MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


To the extent that the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Also, by investing in small- or mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

In addition, smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies, and these companies:

o   may have a shorter history of operations than larger companies
o   may not have as great an ability to raise additional capital
o may have a less diversified product line, making them more susceptible to market pressure.

DIVIDENDS. Dividends the Fund receives on common stocks are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. Qualified dividend income received by the Fund and distributed to its shareholders will generally be eligible for the reduced tax rate applicable to such income. Recently enacted tax legislation extended the reduced tax rate so that it will expire for taxable years beginning on or after January 1, 2011. A portion of the distributions that the Fund receives may be a return of capital.

INTEREST RATE RISK. Interest rate risk is the risk that certain investments, including dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall.

MLPS. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

                             29 EQUITY INCOME FUND

CANADIAN INCOME TRUSTS. An investment in units of a Canadian income trust is not the equivalent of owning shares in a corporation. Unit holders do not have the statutory rights normally associated with owning shares in a corporation. Investments in income trusts will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates and other economic factors. Typically, income trusts are more volatile than fixed-income securities and preferred shares. The value of income trust units may decline significantly if they are unable to meet distribution targets. Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses. To the extent that claims against an income trust are not satisfied by the trust, investors in the income trust (which include a fund that invests in the income trust) could be held responsible for such obligations. Income trusts created pursuant to Canadian tax laws allow for the elimination or minimization of Canadian income tax at the entity level if substantially all of the income is passed through to the unit holders. There can be no assurance that income tax laws and government incentive programs will not be changed in a manner which adversely affects unit holders.

REITS AND OTHER REAL ESTATE COMPANIES. To the extent the Fund invests in REITs, its performance will also be affected by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Some of the REIT securities in which the Fund invests may be preferred stock which receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile. Most equity REITs receive a flow of income from property rentals, which they pay to their shareholders in the form of dividends.

REIT and other real estate company share prices overall will typically decline over periods when interest rates are rising. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain. In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free "pass-through" of income under the federal tax law.

UTILITY COMPANIES. To the extent the Fund invests in the utilities sector, its performance will also be affected by the performance of utility companies. Utility companies are sensitive to changes in interest rates and other economic conditions, government regulation, uncertainties created by deregulation, power shortages and surpluses, the price and availability of fuel, environmental protection or energy conservation practices, the level and demand for services, increased risk and competition in deregulated sectors, and the cost and delay of technological developments. In addition, securities of utility companies are volatile and may underperform in a sluggish economy.

COVERED CALLS. A "covered call" involves selling a call option (or the right to purchase a security at a specific price within a given time period) while simultaneously holding an equivalent position in the underlying security. When writing a covered call option, the Fund, in return for a premium,

                             30 EQUITY INCOME FUND
gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If the option expires unexercised (because the stock has declined), the Fund keeps the premium; however, the premium may be offset by a decline in the market value of the underlying security during the option period. If the holder exercises the option, the stock must be delivered, but because the Fund already owns the stock, risk is limited.

PUT OPTIONS. A put option involves buying the right to sell a security at a specific price within a given time period. The Fund also may purchase put options on securities indices. The Fund may purchase put options for any number of reasons including: to manage exposure to changes in securities prices; to increase the Fund's exposure to a specific part or broad segment of the U.S. market; to enhance income; to protect the value of a security; and to serve as a cash management tool. Put options may not always be successful hedges and their prices can be highly volatile. If a put option that the Fund has purchased expires unexercised (due to an increase in the value of the underlying security), the Fund will lose the amount of the premium.

SECTOR RISK. The Fund's investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

The Fund's performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

The Fund may emphasize the real estate and utilities sectors of the market at any given time and may invest up to 35% of the total assets of the Fund in each of those sectors. If it emphasizes one or both of those sectors, your investment in the Fund will be linked to the performance of the real estate sector, the utilities sector or both sectors. To the extent it emphasizes either sector, the value of the Fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries or sectors.

VALUE INVESTING. With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

--> OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDING, THE FUND INCREASES ITS RISK OF LOSS.

                             31 EQUITY INCOME FUND

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                             32 EQUITY INCOME FUND

[GRAPHIC OMITTED]
PERFORMANCE

When this prospectus was prepared, the Fund had not completed a full calendar year of operations and had no performance information to report. Accordingly, performance charts are not included.


                             33 EQUITY INCOME FUND

[GRAPHIC OMITTED]
INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                         None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly
Management fees**                                       0.95
Distribution (12b-1) fees                               0.10
Other expenses                                          1.87
Acquired fund fees and expenses***                      0.02
--------------------------------------------------------------------------------
Total annual operating expenses                         2.94
--------------------------------------------------------------------------------
Minus: Expense reimbursement                            1.91
--------------------------------------------------------------------------------
Net expenses****                                        1.03
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                     1 Year         3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
 Expenses             $105           $328         $1,002       $2,814
--------------------------------------------------------------------------------

*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

*** "ACQUIRED FUND FEES AND EXPENSES" ARE FEES AND EXPENSES INCURRED INDIRECTLY BY THE FUND AS A RESULT OF THE INVESTMENT OF ITS UNINVESTED CASH IN A FUND MANAGED BY NEUBERGER BERMAN MANAGEMENT INC. (NBMI) OR AN AFFILIATE.

**** NBMI HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE TRUST CLASS OF THE FUND THROUGH 8/31/ 2011, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE TRUST CLASS OF THE FUND ARE LIMITED TO 1.00% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE TRUST CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 1.00% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.


[GRAPHIC OMITTED]
INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the period from 11/2/2006 to 8/31/2007, the management/administration fees paid to the Manager were 0.94% of average net assets before reimbursements.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees will be available in the Fund's semi-annual report dated February 2008.

                             34 EQUITY INCOME FUND

PORTFOLIO MANAGERS

RICHARD LEVINE is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been a Portfolio Manager with the firm since 1989 and has served as Portfolio Manager since the Fund's inception.

ANTHONY GLEASON is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been a Portfolio Manager with the firm since 1999 and has served as Portfolio Manager since the Fund's inception.

ALEXANDRA POMEROY is a Vice President of Neuberger Berman Management Inc. and a Senior Vice President of Neuberger Berman, LLC. She has been a Portfolio Manager with the firm since 2005 and has served as Portfolio Manager since the Fund's inception. Prior to that, she worked at another leading financial services firm for five years advising fund managers in her role as a relationship manager in the institutional research sales department.

Please see the Statement of Additional Information for additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers, and ownership of Fund shares by the Portfolio Managers.


                             35 EQUITY INCOME FUND

[GRAPHIC OMITTED]
FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Year Ended August 31,                                           2007(1)
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
               Share price (NAV) at beginning of year            10.00
PLUS:          Income from investment operations
               Net investment income                              0.25
               Net gains/losses - realized and unrealized         0.52
               Subtotal: income from investment operations        0.77
MINUS:         Distributions to shareholders
               Income dividends                                   0.25
               Capital gains distributions                        0.00
               Subtotal: distributions to shareholders            0.25
EQUALS:        Share price (NAV) at end of year                  10.52
-------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                             1.00(5)
Gross expenses(2)                                                 2.91(5)
Expenses(3)                                                       1.00(5)
Net investment income - actual                                    2.81(5)
--------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(4)                                               7.73(6)
Net assets at end of year (in millions of dollars)                 5.4
Portfolio turnover rate (%)                                         26(6)
--------------------------------------------------------------------------------

START HERE
THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).


(1) PERIOD FROM 11/2/2006 (BEGINNING OF OPERATIONS) TO 8/31/2007.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(3) SHOW WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(4) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

(5) ANNUALIZED.

(6) NOT ANNUALIZED.


                             36 EQUITY INCOME FUND

Neuberger Berman
RESEARCH OPPORTUNITIES FUND
(Formerly Neuberger Berman Premier Analysts Fund)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
GOAL & STRATEGY

THE FUND SEEKS LONG-TERM TOTAL RETURN.

To pursue this goal, the Fund invests in stocks of companies rated Buy ("B") by Neuberger Berman research analysts. The Fund may invest in companies of any market capitalization. The Fund is designed to take advantage of the research analysts' experience and knowledge by investing in their top investment choices (i.e., their stocks rated "B"). Each new investment is added to the Fund's portfolio at an approximate average weighting of all the Fund's holdings at the time of purchase. For example, if the Fund held 49 stocks and added another position, that position would be approximately 2% (100% divided by 50 stocks). The Fund's portfolio will be rebalanced if it is necessary after a purchase or sale or at least quarterly to maintain a relatively equal weighting in each stock. The Portfolio Manager will not decide which stocks are added to or sold from the Fund's portfolio, as the decision is dictated strictly by changes in the research analysts' ratings. Whenever the rating of a stock is upgraded to "B" from Monitor ("M") or Source of Funds ("S"), the stock will be added to the portfolio. Whenever the rating of a stock is lowered from "B" to "M" or "S," the stock will be sold from the portfolio. All rating changes are communicated to the Portfolio Manager at the time of the change. The Fund normally will hold only common stocks rated "B."

Neuberger Berman currently has 22 research analysts covering approximately 300 stocks from a universe of all publicly traded companies. The analysts are involved primarily in equity research, which includes, among other techniques, company visits, management interviews, industry conferences, proprietary modeling of earnings, cash flow and balance sheets, projecting growth and valuation changes, and setting price targets for companies under coverage. The research analysts develop operating models of the companies under coverage, applying rigorous valuation techniques to carve out a smaller universe of companies that qualify for a "B" rating. In the past, about one-quarter to one-third of the approximately 300 companies have been rated "B" at any given point in time, with the others rated "M" or "S." On average, the research analysts have 13 years of investment research experience and in-depth knowledge of their industries and companies. The research analysts are "buy-side" analysts with a primary mission to find what they believe are attractive investment opportunities at the right time and price.

The research analysts use the following guidelines in ranking companies currently under coverage. Within each rating, the research analysts are instructed to take into consideration the risks associated with the company when assigning ratings.

"B" (BUY) - Generally, these are stocks that the analysts believe have both: (1) a 12-18 month total return potential of 15% or greater; and (2) a risk of loss that is half or less the total return potential.

"M" (MONITOR) - Generally, these are stocks that the analysts believe have either: (1) a 12-18 month total return potential below 15%; or (2) a risk of loss that is greater than half the total return potential.

"S" (SOURCE OF FUNDS) - Generally, these are stocks that the analysts believe have the greatest short-term risk.


                         37 Research Opportunities Fund

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

--> ALL CAP: LARGE, MID AND SMALL CAP STOCKS

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. THEY MAY HAVE A VARIETY OF PRODUCTS AND BUSINESS LINES AND A SOUND FINANCIAL BASE THAT CAN HELP THEM WEATHER BAD TIMES. COMPARED TO SMALLER COMPANIES, LARGE-CAP COMPANIES MAY BE LESS RESPONSIVE TO CHANGES AND OPPORTUNITIES, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF SMALLER COMPANIES, OFTEN WITH LOWER VOLATILITY.

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE PAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.


                         38 RESEARCH OPPORTUNITIES FUND

[GRAPHIC OMITTED]
MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


The ratings of the Neuberger Berman research analysts represent the subjective determination of the analysts and may not accurately assess the investment prospects of a particular stock. Past performance of stocks rated "B" by the research analysts does not necessarily predict the future performance of the Fund.

To the extent that the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. If the Fund emphasizes a certain market capitalization, it could perform worse than certain other funds over a given time period. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Also, by investing in small- or mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

In addition, smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies, and these companies:

o   may have a shorter history of operations than larger companies
o   may not have as great an ability to raise additional capital
o may have a less diversified product line, making them more susceptible to market pressure.

The Fund's investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

The Fund's performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

--> OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE


                         39 RESEARCH OPPORTUNITIES FUND

AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDING, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                         40 RESEARCH OPPORTUNITIES FUND

[GRAPHIC OMITTED]
PERFORMANCE

When this prospectus was prepared, the Fund had not completed a full calendar year of operations and had no performance information to report. The Fund is modeled after separate accounts managed by Neuberger Berman Management Inc. with investment objectives, policies and strategies that are substantially similar to the Fund. Please see "Related Performance" for information on the performance of the separate accounts managed by Neuberger Berman Management Inc.


                         41 RESEARCH OPPORTUNITIES FUND

[GRAPHIC OMITTED]
INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                        None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly
Management fees**                                       0.85
Distribution (12b-1) fees                               0.10
Other expenses                                          1.36
--------------------------------------------------------------------------------
Total annual operating expenses                         2.31
--------------------------------------------------------------------------------
Minus: Expense reimbursement                            1.31
--------------------------------------------------------------------------------
Net expenses***                                         1.00
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
                     1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
 Expenses             $102         $318         $852         $2,317
--------------------------------------------------------------------------------


*     THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

**    "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

*** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO FORGO CURRENT PAYMENT OF FEES AND/OR REIMBURSE CERTAIN EXPENSES OF THE TRUST CLASS OF THE FUND THROUGH 8/31/2011, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE TRUST CLASS OF THE FUND ARE LIMITED TO 1.00% OF AVERAGE NET ASSETS. THIS UNDERTAKING APPLIES TO THE FUND'S DIRECT EXPENSES AND DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED THAT THE TRUST CLASS WILL REPAY NBMI FOR FEES AND EXPENSES FORGONE OR REIMBURSED FOR THAT CLASS PROVIDED THAT REPAYMENT DOES NOT CAUSE ITS ANNUAL OPERATING EXPENSES TO EXCEED 1.00% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.


[GRAPHIC OMITTED]
INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $249.9 billion in total assets (as of 9/30/2007) and continue an asset management history that began in 1939. For the period from 11/2/2006 to 8/31/2007, the management/administration fees paid to the Manager were 0.85% of average net assets before reimbursements.


A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees will be available in the Fund's semi-annual report dated February 2008.

PORTFOLIO MANAGER

BARBARA DORAN is a Vice President of Neuberger Berman Management Inc. and a Senior Vice President of Neuberger Berman, LLC and has served as Portfolio Manager of the Fund since February 2007. She is a Research Investment Officer



                         42 RESEARCH OPPORTUNITIES FUND
with Neuberger Berman, LLC. She has managed other equity portfolios starting in 1993 both at Lehman Brothers and her own firm. She has 22 years of experience in equity investing having worked at two institutional brokerage firms and another investment management firm.

Please see the Statement of Additional Information for additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager, and ownership of Fund shares by the Portfolio Manager.


                         43 RESEARCH OPPORTUNITIES FUND

[GRAPHIC OMITTED]
FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Year Ended August 31,                                                2007(1)
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
               Share price (NAV) at beginning of year                10.00
PLUS:          Income from investment operations
               Net investment income                                  0.04
               Net gains/losses - realized and unrealized             1.12
               Subtotal: income from investment operations            1.16
MINUS:         Distributions to shareholders
               Income dividends                                       0.02
               Capital gains distributions                              -
               Subtotal: distributions to shareholders                0.02
EQUALS:        Share price (NAV) at end of year                      11.14
--------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                                 1.00(5)
Gross expenses(2)                                                     2.31(5)
Expenses(3)                                                           1.00(5)
Net investment income - actual                                        0.44(5)
--------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(4)                                                  11.58(6)
Net assets at end of year (in millions of dollars)                     8.6
Portfolio turnover rate (%)                                             88(6)
--------------------------------------------------------------------------------


THE FIGURES ABOVE HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).


(1) PERIOD FROM 11/2/2006 (BEGINNING OF OPERATIONS) TO 8/31/2007.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(3) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENT.

(4) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED CERTAIN EXPENSES AND/OR WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

(5) ANNUALIZED.

(6) NOT ANNUALIZED.


                         44 RESEARCH OPPORTUNITIES FUND

Neuberger Berman
YOUR INVESTMENT
--------------------------------------------------------------------------------
Trust Class shares of each Fund are available through an investment provider or from Neuberger Berman Management Inc. (see "Maintaining Your Account").

o   SHARE PRICES

Because Trust Class shares of the Funds do not have a sales charge, the price you pay for each share of the Fund is the Fund's net asset value per share. Similarly, because the Funds do not charge fees for selling shares, your Fund pays you the full share price when you sell shares.

If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The Funds are open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. A Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

Each Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

-->  SHARE PRICE CALCULATIONS

THE PRICE OF A TRUST CLASS SHARE OF A FUND IS THE TOTAL VALUE OF THAT FUND'S ASSETS ATTRIBUTABLE TO ITS TRUST CLASS SHARES MINUS ITS LIABILITIES ATTRIBUTABLE TO THOSE SHARES, DIVIDED BY THE TOTAL NUMBER OF THAT FUND'S TRUST CLASS SHARES OUTSTANDING. BECAUSE THE VALUE OF A FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.

WHEN VALUING PORTFOLIO SECURITIES, THE FUNDS USE MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.

WHEN A FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT IT WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND MAY SUBSTITUTE FOR THE MARKET PRICE A FAIR VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY THE BOARD OF TRUSTEES. A FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO A FUND'S NET ASSET VALUE CALCULATION. A FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR

                               45 YOUR INVESTMENT

OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT A FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE BOARD OF TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.

o   PRIVILEGES AND SERVICES

If you purchase Trust Class shares directly from Neuberger Berman Management Inc., you have access to the services listed below. If you purchase shares through an investment provider, consult that provider for information about investment services.

SYSTEMATIC INVESTMENTS -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

SYSTEMATIC WITHDRAWALS -- This plan lets you arrange withdrawals of at least $100 from a fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

ELECTRONIC BANK TRANSFERS -- When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

INTERNET ACCESS -- At www.nb.com, you can make transactions, check your account, and access a wealth of information.

FUNDFONE(R) -- Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.

--> DOLLAR-COST AVERAGING

SYSTEMATIC INVESTING ALLOWS YOU TO TAKE ADVANTAGE OF THE PRINCIPLE OF DOLLAR-COST AVERAGING. WHEN YOU MAKE REGULAR INVESTMENTS OF A GIVEN AMOUNT -- SAY, $100 A MONTH -- YOU WILL END UP INVESTING AT DIFFERENT SHARE PRICES OVER TIME. WHEN THE SHARE PRICE IS HIGH, YOUR $100 BUYS FEWER SHARES; WHEN THE SHARE PRICE IS LOW, YOUR $100 BUYS MORE SHARES. OVER TIME, THIS CAN HELP LOWER THE AVERAGE PRICE YOU PAY PER SHARE.

DOLLAR-COST AVERAGING CANNOT GUARANTEE YOU A PROFIT OR PROTECT YOU FROM LOSSES IN A DECLINING MARKET. BUT IT CAN BE BENEFICIAL OVER THE LONG TERM.

o   DISTRIBUTIONS AND TAXES


DISTRIBUTIONS -- Each Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Funds make any distributions once a year (in December), except that Dividend Fund and Equity Income Fund, typically distribute any net investment income quarterly.


                               46 YOUR INVESTMENT

Unless you designate otherwise, your income and capital gain distributions from a Fund will be reinvested in additional Trust Class shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Trust Class shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Trust Class shares of a Fund or paid in cash.


HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.


Fund distributions to individual retirement accounts, Roth IRAs and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.


Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.


Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss ("dividends") are generally taxed as ordinary income. However, a Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, financing and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

Distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum tax rate for individual shareholders. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund, or whether you reinvested your distributions.

HOW SHARE TRANSACTIONS ARE TAXED -- When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.


--> TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE

                               47 YOUR INVESTMENT

DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. THIS MAY BE SEPARATE FROM THE STATEMENT THAT COVERS YOUR SHARE TRANSACTIONS.


MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

--> BACKUP WITHHOLDING


A FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM EACH FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE INTERNAL REVENUE SERVICE ("IRS") TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.


IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF A SOCIAL SECURITY NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (FROM YOU OR YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE IRS FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-877-9700.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO YOUR INVESTMENT PROVIDER AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.

--> BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY A FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF THE DISTRIBUTING CLASS OF THE FUND OR PAID TO SHAREHOLDERS IN CASH.

BECAUSE OF THIS, IF YOU BUY SHARES JUST BEFORE A FUND MAKES A DISTRIBUTION, YOU WILL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.

GENERALLY, IF YOU ARE INVESTING IN A FUND THROUGH A TAX-ADVANTAGED RETIREMENT PLAN OR ACCOUNT, THERE ARE NO TAX CONSEQUENCES TO YOU FROM A DISTRIBUTION.


                               48 YOUR INVESTMENT

o   MAINTAINING YOUR ACCOUNT


WHEN YOU BUY SHARES -- Instructions for buying shares from Neuberger Berman Management Inc. are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in one of the Funds or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

When you purchase shares, you will receive the next share price to be calculated after your order has been accepted.


Purchase orders are deemed "accepted" when the Funds' transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed "accepted" on the date you preselected on your SIP application for the systematic investments to occur.


WHEN YOU SELL SHARES If you bought your shares from Neuberger Berman Management Inc., instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been accepted. Redemption orders are deemed "accepted" when the Funds' transfer agent has received your order to sell.


In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see "Medallion Signature Guarantees").


When selling shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.


The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of a Fund's shareholders as a whole.

UNCASHED CHECKS -- We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

STATEMENTS AND CONFIRMATIONS -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

                               49 YOUR INVESTMENT

WHEN YOU EXCHANGE SHARES -- You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:


o   both accounts must have the same registration
o you will need to observe the minimum investment and minimum account balance requirements for the Fund accounts involved

o because an exchange is a sale for tax purposes, consider any tax consequences before placing your order.


The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

PLACING ORDERS BY TELEPHONE -- Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

o   in unusual circumstances where the law allows additional time if needed

o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.


If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares.

OTHER POLICIES --  Under certain circumstances, the Funds reserve the right to:

o   suspend the offering of shares
o   reject any exchange or purchase order
o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
o   change, suspend, or revoke the exchange privilege
o   suspend the telephone order privilege
o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders

o suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission ("SEC")


                               50 YOUR INVESTMENT

o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

o remain open and process orders to purchase or sell Fund shares when the Exchange is closed.


-->  MEDALLION SIGNATURE GUARANTEES

YOU MAY NEED A MEDALLION SIGNATURE GUARANTEE WHEN YOU PURCHASE OR SELL SHARES DIRECTLY OR THROUGH AN INVESTMENT PROVIDER. A MEDALLION SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

MEDALLION SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR TO THE INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A MEDALLION SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A MEDALLION SIGNATURE
GUARANTEE.

-->  INVESTMENT PROVIDERS

THE TRUST CLASS SHARES AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUNDS AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL SHARES OF ANY OF THE FUNDS DESCRIBED IN THIS PROSPECTUS.

MOST INVESTMENT PROVIDERS ALLOW YOU TO TAKE ADVANTAGE OF THE FUND EXCHANGE PROGRAM, WHICH IS DESIGNED FOR MOVING AN INVESTMENT FROM ONE FUND TO A COMPARABLE CLASS OF ANOTHER FUND IN THE FUND FAMILY THROUGH AN EXCHANGE OF SHARES (SEE "WHEN YOU EXCHANGE SHARES"). IN EXCHANGE FOR THE SERVICES IT OFFERS, YOUR INVESTMENT PROVIDER MAY CHARGE FEES, WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS.


-->  ADDITIONAL PAYMENTS TO INVESTMENT PROVIDERS


NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES WILL PAY ADDITIONAL COMPENSATION, OUT OF THEIR OWN RESOURCES AND NOT AS AN EXPENSE OF THE FUNDS, TO CERTAIN INVESTMENT PROVIDERS OR OTHER FINANCIAL INTERMEDIARIES, INCLUDING AFFILIATES, IN CONNECTION WITH THE SALE, DISTRIBUTION, RETENTION AND/OR SERVICING OF FUND SHARES. IF YOUR INVESTMENT PROVIDER RECEIVES SUCH PAYMENTS, THESE PAYMENTS MAY CREATE AN INCENTIVE FOR YOUR INVESTMENT PROVIDER OR ITS EMPLOYEES TO RECOMMEND OR SELL SHARES OF THE FUNDS TO YOU. IF YOU HAVE PURCHASED SHARES OF A FUND THROUGH AN INVESTMENT PROVIDER, PLEASE SPEAK WITH YOUR INVESTMENT PROVIDER TO LEARN MORE ABOUT ANY PAYMENTS IT RECEIVES FROM NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES, AS WELL AS FEES AND/OR COMMISSIONS THE INVESTMENT PROVIDER CHARGES. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR INVESTMENT PROVIDER AT THE TIME OF PURCHASE. ANY SUCH PAYMENTS WILL NOT CHANGE THE NET ASSET VALUE OR THE PRICE OF EACH FUND'S SHARES. FOR MORE INFORMATION, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

                               51 YOUR INVESTMENT

-->   DISTRIBUTION AND SHAREHOLDER SERVICING FEES



EACH FUND HAS ADOPTED A PLAN PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. UNDER THE PLAN, EACH FUND'S TRUST CLASS PAYS THE FUND'S DISTRIBUTOR, NEUBERGER BERMAN MANAGEMENT INC., 0.10% OF ITS AVERAGE NET ASSETS EVERY YEAR TO COMPENSATE FINANCIAL INTERMEDIARIES FOR PROVIDING DISTRIBUTION RELATED SERVICES TO THE FUND AND/OR ADMINISTRATIVE OR SHAREHOLDER SERVICES TO FUND SHAREHOLDERS. NEUBERGER BERMAN MANAGEMENT INC. MAY ALSO RETAIN PART OF THIS FEE AS COMPENSATION FOR PROVIDING THESE SERVICES. THESE FEES INCREASE THE COST OF INVESTMENT. OVER THE LONG TERM, THEY COULD RESULT IN HIGHER OVERALL COSTS THAN OTHER TYPES OF SALES CHARGES.



-->   INFORMATION REQUIRED FROM NEW ACCOUNTS



TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.


                               52 YOUR INVESTMENT

If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact it for instructions.



BUYING SHARES

------------------------------------------------------------------------------------------------------------------------------
 Method                   Things to know                                         Instructions
------------------------------------------------------------------------------------------------------------------------------
 SENDING US A CHECK       Your first investment must be at least $1,000          Fill out the application and enclose your
                                                                                 check
                          Additional investments can be as little as $100
                                                                                 If regular first-class mail, send to:
                          We cannot accept cash, money orders, starter            NEUBERGER BERMAN FUNDS
                          checks, cashier's checks, travelers checks, or          BOSTON SERVICE CENTER
                          other cash equivalents                                  P.O. BOX 8403
                                                                                  BOSTON, MA 02266-8403
                          You will be responsible for any losses or fees
                          resulting from a bad check; if necessary, we may       If express delivery, registered mail, or
                          sell other shares belonging to you in order to         certified mail, send to:
                          cover these losses                                      NEUBERGER BERMAN FUNDS
                                                                                  C/O STATE STREET BANK AND TRUST COMPANY
                          All checks must be made out to "Neuberger               30 DAN ROAD
                          Berman Funds"; we cannot accept checks made             CANTON, MA 02021
                          out to you or other parties and signed over to us

 -----------------------------------------------------------------------------------------------------------------------------

 WIRING MONEY             All wires must be for at least $1,000                  Before wiring any money, call for an order
                                                                                 confirmation:
                                                                                 Retail Services: 800-877-9700
                                                                                 Institutional Support Services: 800-366-6264

                                                                                 Have your financial institution send your wire
                                                                                 to State Street Bank and Trust Company

                                                                                 Include your name, the Fund name, your
                                                                                 account number and other information as
                                                                                 requested

 -----------------------------------------------------------------------------------------------------------------------------

 EXCHANGING FROM ANOTHER  All exchanges must be for at least $1,000              To place your order call:
 FUND                                                                            Retail Services: 800-877-9700
                          Both accounts involved must be registered in the       Institutional Support Services: 800-366-6264
                          same name, address and tax ID number
                                                                                 To place an order using FUNDFONE(R), call 800-
                          An exchange order cannot be cancelled or               335-9366
                          changed once it has been placed

 ----------------------------------------------------------------------------------------------------------------------------
 BY TELEPHONE             We do not accept phone orders for a first              To notify us of your purchase call:
                          investment                                             Retail Services: 800-877-9700
                                                                                 Institutional Support Services: 800-366-6264
                          Additional shares will be purchased when your
                          order is accepted                                      Immediately follow up with a wire or
                                                                                 electronic transfer
                          Not available on retirement accounts

 ----------------------------------------------------------------------------------------------------------------------------
 SETTING UP SYSTEMATIC    All investments must be at least $100                  Call 800-877-9700 for instructions
 INVESTMENTS
 ----------------------------------------------------------------------------------------------------------------------------


                               53 YOUR INVESTMENT

SELLING SHARES


 -----------------------------------------------------------------------------------------------------------------------------
 Method                   Things to know                                        Instructions
 -----------------------------------------------------------------------------------------------------------------------------
 SENDING US A LETTER      Unless you instruct us otherwise, we will mail        Send us a letter requesting us to sell shares
                          your proceeds by check to the address of record,      signed by all registered owners; include your
                          payable to the registered owner(s)                    name, account number, the Fund name, the
                                                                                dollar amount or number of shares you want
                          If you have designated a bank account on your         to sell, and any other instructions
                          application, you can request that we wire the
                          proceeds to this account; if the total balance of     If regular first-class mail, send to:
                          all of your Neuberger Berman fund accounts is          NEUBERGER BERMAN FUNDS
                          less than $200,000, you will be charged an $8.00       BOSTON SERVICE CENTER
                          wire fee                                               P.O. BOX 8403
                                                                                 BOSTON, MA 02266-8403
                          You can also request that we send the proceeds
                          to your designated bank account by electronic         If express delivery, registered mail, or
                          transfer (ACH) without a fee                          certified mail, send to:
                                                                                 NEUBERGER BERMAN FUNDS
                          You may need a Medallion signature guarantee           C/O STATE STREET BANK AND TRUST COMPANY
                                                                                 30 DAN ROAD
                          Please also supply us with your e-mail address         CANTON, MA 02021
                          and daytime telephone number when you write to
                          us in the event we need to reach you

 -----------------------------------------------------------------------------------------------------------------------------
 SENDING US A FAX         For amounts of up to $50,000                          Write a request to sell shares as described
                                                                                above
                          Not available if you have changed the address on
                          the account in the past 15 days                       Call 800-877-9700 to obtain the appropriate
                                                                                fax number

 -----------------------------------------------------------------------------------------------------------------------------

 CALLING IN YOUR ORDER    All phone orders to sell shares must be for at        To place your order call:
                          least $1,000 unless you are closing out an            Retail Services: 800-877-9700
                          account                                               Institutional Support Services: 800-366-6264

                          Not available if you have declined the phone          Give your name, account number, the Fund
                          option or are selling shares in certain retirement    name, the dollar amount or number of shares
                          accounts (The only exception is for those             you want to sell, and any other instructions
                          retirement shareholders who are at least 59 1/2 or
                          older and have their birthdates on file)              To place an order using FUNDFONE(R), call 800-
                                                                                335-9366
                          Not available if you have changed the address on
                          the account in the past 15 days

 -----------------------------------------------------------------------------------------------------------------------------
 EXCHANGING INTO ANOTHER  All exchanges must be for at least $1,000             To place your order call:
 FUND                                                                           Retail Services: 800-877-9700
                          Both accounts must be registered in the same          Institutional Support Services: 800-366-6264
                          name, address and tax ID number
                                                                                To place an order using FUNDFONE(R), call 800-
                          An exchange order cannot be cancelled or              335-9366
                          changed once it has been placed

 -----------------------------------------------------------------------------------------------------------------------------
 SETTING UP SYSTEMATIC    For accounts with at least $5,000 worth of shares     Call 800-877-9700 for instructions
 WITHDRAWALS              in them

                          Withdrawals must be at least $100
 -----------------------------------------------------------------------------------------------------------------------------


                               54 YOUR INVESTMENT

-->   RETIREMENT PLANS

WE OFFER INVESTORS A NUMBER OF TAX-ADVANTAGED PLANS FOR RETIREMENT SAVING:

TRADITIONAL IRAS ALLOW MONEY TO GROW TAX-DEFERRED UNTIL YOU TAKE IT OUT, USUALLY AT OR AFTER RETIREMENT. CONTRIBUTIONS ARE DEDUCTIBLE FOR SOME INVESTORS, BUT EVEN WHEN THEY ARE NOT, AN IRA CAN BE BENEFICIAL.

ROTH IRAS OFFER TAX-FREE GROWTH LIKE A TRADITIONAL IRA, BUT INSTEAD OF TAX-DEDUCTIBLE CONTRIBUTIONS, THE WITHDRAWALS ARE TAX-FREE FOR INVESTORS WHO MEET CERTAIN REQUIREMENTS.


ALSO AVAILABLE: SEP-IRA, SIMPLE, KEOGH, AND OTHER TYPES OF PLANS. COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS), THOUGH NOT FOR RETIREMENT SAVINGS, ALSO ARE AVAILABLE. CONSULT YOUR TAX PROFESSIONAL TO FIND OUT WHICH TYPES OF PLANS OR ACCOUNTS MAY BE BENEFICIAL FOR YOU, THEN CALL 800-366-6264 FOR INFORMATION ON ANY NEUBERGER BERMAN RETIREMENT PLAN OR ACCOUNT.


-->  INTERNET CONNECTION

INVESTORS WITH INTERNET ACCESS CAN ENJOY MANY VALUABLE AND TIME-SAVING FEATURES BY VISITING US AT WWW.NB.COM.

THE SITE OFFERS MORE COMPLETE INFORMATION ON OUR FUNDS, INCLUDING CURRENT PERFORMANCE DATA, PORTFOLIO MANAGER INTERVIEWS, TAX INFORMATION PLUS EDUCATIONAL ARTICLES, NEWS AND ANALYSIS. YOU CAN TAILOR THE SITE SO IT SERVES UP INFORMATION THAT IS MOST RELEVANT TO YOU.


AS A FUND SHAREHOLDER WHO BOUGHT SHARES DIRECTLY FROM NEUBERGER BERMAN MANAGEMENT INC., YOU CAN USE THE WEB SITE TO ACCESS ACCOUNT INFORMATION AND EVEN MAKE SECURE TRANSACTIONS -- 24 HOURS A DAY. YOU CAN ALSO RECEIVE FUND DOCUMENTS SUCH AS PROSPECTUSES AND FINANCIAL REPORTS AS WELL AS YOUR STATEMENTS ELECTRONICALLY VIA NB DELIVERE(R). IF YOU WANT FURTHER INFORMATION, PLEASE CALL 800-877-9700.


o    MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions of Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.


Neuberger Berman Management Inc. applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make an effort to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.


                               55 YOUR INVESTMENT

o    PORTFOLIO HOLDINGS POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.


The complete portfolio holdings for each Fund is available at https://www.nb.com/nb/ mutual_funds_prospectuses 15-30 days after each month-end.

Each Fund's complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete holdings for each Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.


o   FUND STRUCTURE

Each Fund uses a "multiple class" structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Trust Class shares of the Funds.


                               56 YOUR INVESTMENT

o  RELATED PERFORMANCE

CONVERGENCE COMPOSITE

As of the date of this prospectus, Neuberger Berman Convergence Fund had not completed a full calendar year of operations and had no performance information to report.

Neuberger Berman Management Inc. also manages other separate accounts with investment objectives, policies and strategies that are substantially similar to the Fund. Below you will find information about the prior performance of Convergence Composite. Convergence Composite consists of separate accounts that invest at least 80% of its net assets in stocks of companies of any market capitalization with a dividend yield greater than the average dividend yield of the Standard & Poor's 500 Composite Stock Index that, at the time of purchase, the Neuberger Berman research analysts rate Buy. The total asset size of all the separate accounts comprising the Convergence Composite as of December 31, 2006 was approximately $2.5 million.

The separate accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance result of the Convergence Composite.

The performance of Convergence Composite does not represent the past performance of the Fund and is not an indication of the future performance of the Fund. You should not assume that the Fund will have the same performance as Convergence Composite. The performance of the Fund may be better or worse than the performance of Convergence Composite due to, among other things, differences in portfolio holdings, expenses, asset sizes, and cash flows between the Fund and the separate accounts in Convergence Composite. The separate accounts in Convergence Composite generally have lower expenses and are sold through different distribution channels than the Fund.

The table beside the chart shows what the return of Convergence Composite would equal if you averaged out actual performance over various lengths of time and compares the return with a measure of market performance. The performance information shown below reflects the expenses of the separate accounts that comprise Convergence Composite. This information is based on past performance; it's not a prediction of future results.


                               57 YOUR INVESTMENT

CONVERGENCE COMPOSITE

YEAR-BY-YEAR % RETURNS as of 12/31 each year

------------------------------------------------------------------------------


[GRAPHIC OMITTED]


1997     '98     '99     '00     '01     '02     '03     '04     '05     '06
------------------------------------------------------------------------------


                                                                        25.64

BEST QUARTER: Q4 '06, 13.22%
WORST QUARTER: Q2 '06, -1.64%
Year-to-date performance as of 9/30/2007: 17.08%
------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                                                              Since Inception
                                      1 Year                    11/30/2005
------------------------------------------------------------------------------
 CONVERGENCE COMPOSITE
 Return Before Taxes                   25.64                      21.09
 Return After Taxes on
 Distributions                          N/A                        N/A
 Return After Taxes on
 Distributions and
 Sale of Fund Shares                    N/A                        N/A
 S&P 500 Index                        15.78                       14.50

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTION:
The S&P 500 Index is an unmanaged index of U.S. stocks
------------------------------------------------------------------------------




                               58 YOUR INVESTMENT

DIVIDEND COMPOSITE

As of the date of this prospectus, Neuberger Berman Dividend Fund had not completed a full calendar year of operations and had no performance information to report.

Neuberger Berman Management Inc. also manages other separate accounts with investment objectives, policies and strategies that are substantially similar to the Fund. Below you will find information about the prior performance of Dividend Composite. Dividend Composite consists of separate accounts that invest at least 80% of its net assets in stocks of companies of any market capitalization with a dividend yield greater than the average dividend yield of the Standard & Poor's 500 Composite Stock Index that, at the time of purchase, the Neuberger Berman research analysts rate Buy. The total asset size of all the separate accounts comprising the Dividend Composite as of December 31, 2006 was approximately $9 million.

The separate accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance result of the Dividend Composite.

The performance of Dividend Composite does not represent the past performance of the Fund and is not an indication of the future performance of the Fund. You should not assume that the Fund will have the same performance as Dividend Composite. The performance of the Fund may be better or worse than the performance of Dividend Composite due to, among other things, differences in portfolio holdings, expenses, asset sizes, and cash flows between the Fund and the separate accounts in Dividend Composite. The separate accounts in Dividend Composite generally have lower expenses and are sold through different distribution channels than the Fund.

The bar chart below shows how performance of Dividend Composite has varied from year to year. The table beside the chart shows what the return of Dividend Composite would equal if you averaged out actual performance over various lengths of time and compares the return with a measure of market performance. The performance information shown below reflects the expenses of the separate accounts that comprise Dividend Composite. This information is based on past performance; it's not a prediction of future results.



                               59 YOUR INVESTMENT

DIVIDEND COMPOSITE


YEAR-BY-YEAR % RETURNS as of 12/31 each year

------------------------------------------------------------------------------
[GRAPHIC OMITTED]


1997     '98    '99     '00     '01     '02     '03     '04     '05     '06

                                                                 8.26   20.43


BEST QUARTER: Q4 '06, 7.19%
WORST QUARTER: Q4 '05, -0.83%
Year-to-date performance as of 9/30/2007: 11.49%
------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006

------------------------------------------------------------------------------

                                                              Since Inception
                                            1 Year               2/29/2004
------------------------------------------------------------------------------
 DIVIDEND COMPOSITE
 Return Before Taxes                         20.43                 15.62
 Return After Taxes on
 Distributions                                N/A                  N/A
 Return After Taxes on
 Distributions and
 Sale of Fund Shares                          N/A                  N/A
 S&P 500 Index                               15.78                 9.81


After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTION:
The S&P 500 Index is an unmanaged index of U.S. stocks
------------------------------------------------------------------------------


                               60 YOUR INVESTMENT

ENERGY COMPOSITE

As of the date of this prospectus, Neuberger Berman Energy Fund had not completed a full calendar year of opertaions and had no performance information to report.

Neuberger Berman Management Inc. also manages other separate accounts with investment objectives, policies and strategies that are substantially similar to Neuberger Berman Energy Fund. Below you will find information about the prior performance of Energy Composite. Energy Composite consists of separate accounts that invest at least 80% of its net assets in securities issued by companies of any market capitalization in energy-related activities, primarily common stocks. The companies in energy-related activities include, among others, integrated oil and gas companies, refining companies, independent oil and gas companies, oil service companies, coal companies, energy infrastructure companies, energy transportation companies, energy master limited partnerships, natural gas and electric utilities, and alternative energy providers from solar, wind and hydrogen sources. The total asset size of all the separate accounts comprising the Energy Composite as of December 31, 2006 was approximately $8.2 million.

The separate accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance result of the Energy Composite.

The performance of Energy Composite does not represent the past performance of the Fund and is not an indication of the future performance of the Fund. You should not assume that the Fund will have the same performance as Energy Composite. The performance of the Fund may be better or worse than the performance of Energy Composite due to, among other things, differences in portfolio holdings, expenses, asset sizes, and cash flows between the Fund and the separate accounts in Energy Composite. The separate accounts in Energy Composite generally have lower expenses and are sold through different distribution channels than the Fund.

The bar chart below shows how performance of Energy Composite has varied from year to year. The table beside the chart shows what the return of Energy Composite would equal if you averaged out actual performance over various lengths of time and compares the return with a measure of market performance. The performance information shown below reflects the expenses of the separate accounts that comprise Energy Composite. This information is based on past performance; it's not a prediction of future results.



                               61 YOUR INVESTMENT

ENERGY COMPOSITE

YEAR-BY-YEAR % RETURNS as of 12/31 each year
------------------------------------------------------------------------------

[GRAPHIC OMITTED]


1997     '98     '99     '00     '01     '02     '03     '04     '05     '06


                                                                52.50   11.60

BEST QUARTER: Q3 '05, 21.18%
WORST QUARTER: Q3 '06, -8.51%
Year-to-date performance as of 9/30/2007: 30.33%
------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006
------------------------------------------------------------------------------

                                                                Since Inception
                                               1 Year              6/30/2004
ENERGY COMPOSITE
Return Before Taxes                            11.60               31.13
Return After Taxes on
Distributions                                   N/A                 N/A
Return After Taxes on
Distributions and
Sale of Fund Shares                             N/A                 N/A
S&P 500 Index                                  15.78               11.11

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTION:
The S&P 500 Index is an unmanaged index of U.S. stocks


                               62 YOUR INVESTMENT

RESEARCH OPPORTUNITIES COMPOSITE

As of the date of this prospectus, Neuberger Berman Research Opportunities Fund had not completed a full calendar year of operations and had no performance information to report.

Neuberger Berman Management Inc. also manages a separate account with investment objectives, policies and strategies that are substantially similar to the Fund. Below you will find information about the prior performance of Research Opportunities Composite. Research Opportunities Composite is a separate account that invests in stocks of companies of any market capitalization that are rated Buy by Neuberger Berman research analysts. The asset size of Research Opportunities Composite as of December 31, 2006 was approximately $8.1 million.

The separate account is not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance result of the Research Opportunities Composite.

The performance of Research Opportunities Composite does not represent the past performance of the Fund and is not an indication of the future performance of the Fund. You should not assume that the Fund will have the same performance as Research Opportunities Composite. The performance of the Fund may be better or worse than the performance of Research Opportunities Composite due to, among other things, differences in portfolio holdings, expenses, asset sizes, and cash flows between the Fund and the Research Opportunities Composite. Research Opportunities Composite generally has lower expenses and is sold through different distribution channels than the Fund.

The bar chart below shows how performance of Research Opportunities Composite has varied from year to year. The table beside the chart shows what the return of Research Opportunities Composite would equal if you averaged out actual performance over various lengths of time and compares the return with a measure of market performance. The performance information shown below reflects the expenses of the Research Opportunities Composite. This information is based on past performance; it's not a prediction of future results.


                               63 YOUR INVESTMENT

RESEARCH OPPORTUNITIES COMPOSITE


YEAR-BY-YEAR % RETURNS as of 12/31 each year
------------------------------------------------------------------------------


[GRAPHIC OMITTED]


1997     '98     '99     '00     '01     '02     '03     '04     '05     '06


                                                                11.52   14.96

BEST QUARTER: Q4 '06, 7.78%
WORST QUARTER: Q2 '06, -1.61%
Year-to-date performance as of 9/30/2007: 11.31%
--------------------------------------------------------------------------------


     AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2006

--------------------------------------------------------------------------------

                                                              Since Inception
                                            1 Year              9/30/2004
--------------------------------------------------------------------------------
RESEARCH OPPORTUNITIES COMPOSITE
Return Before Taxes                        14.96                 15.87
Return After Taxes on
Distributions                               N/A                   N/A
Return After Taxes on
Distributions and
Sale of Fund Shares                         N/A                   N/A
S&P 500 Index                              15.78                 13.38

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

INDEX DESCRIPTION:
The S&P 500 Index is an unmanaged index of U.S. stocks
--------------------------------------------------------------------------------


                               64 YOUR INVESTMENT

APPENDIX
NEUBERGER BERMAN CONVERGENCE FUND -- DESCRIPTION OF SECTORS

Neuberger Berman Convergence Fund seeks to achieve its investment objective by investing principally in common stocks in the following three sectors.

(1) MEDIA SECTOR: Companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography). Many products produced by companies in this sector may become obsolete quickly. These companies may suffer when their products prove incompatible with dominant systems. Additionally, television, radio, cable television, and direct satellite broadcast system operators are subject to extensive competition and changing government regulation. Furthermore, any threat of deteriorating employment markets and weakening economy could pose a potential risk for those media companies that generate revenues from advertising sales.

(2) TECHNOLOGY SECTOR: Companies that are expected to have or develop products, processes, or services that will provide, or will benefit significantly from, technological advances and improvements or future automation trends. These include semiconductors, computers and peripheral equipment, scientific instruments, computer software, telecommunications equipment, and electronic components, instruments, and systems. These companies are sensitive to foreign and domestic competition and to import tariffs and other government regulation changes. These companies are also exposed to currency risk as a rising portion of their revenues are from international operations. The economic outlook of these companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Finally, products in this space become obsolete quickly and may suffer incompatibility issues.

(3) TELECOMMUNICATIONS SECTOR: These companies own and operate both wired and wireless networks that transport both voice and data traffic. Examples include incumbent providers of domestic and international telephone services, regional and long distance operators, new entrants into the telecommunications industry including competitive local exchange carriers, broadband service providers, and data services companies, as well as cellular wireless operators. These companies are occasionally among the most richly-priced securities during periods of market expansion and they often suffer prolonged sell-offs. Further, the sector is characterized by short product cycles, intense competition for market share, and very high fixed costs. The telecommunications industry is also a heavily regulated industry and is subject to extensive government oversight.

                                  65 APPENDIX

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

NEUBERGER BERMAN EQUITY FUNDS
TRUST CLASS SHARES

No front-end sales charges



If you would like further details on these Funds you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- The shareholder reports offer information about each Fund's recent performance, including:


o a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund's performance during the last fiscal year

o    Fund performance data and financial statements
o    portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on these Funds, including:

o    various types of securities and practices, and their risks
o    investment limitations and additional policies
o    information about each Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC


-->   OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:


NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, 100 F STREET, N.E., WASHINGTON, DC 20549-9303. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-551-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.


[GRAPHIC OMITTED]
A0088 12/07 SEC file number: 811-582


----------------------------------
[GRAPHIC OMITTED]
----------------------------------

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SERVICES
800.366.6264

www.nb.com

                                     [LOGO]    =================================
                                                 NEUBERGER BERMAN
                                                 A LEHMAN BROTHERS COMPANY
                                               =================================






Neuberger Berman
EQUITY FUNDS



                                               CLASS A AND C SHARES
                                               International Large Cap Fund
                                               Large Cap Disciplined Growth Fund
                                               Select Equities Fund





PROSPECTUS December 17, 2007


These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman

CONTENTS

        EQUITY FUNDS

        International Large Cap Fund.....................

        Large Cap Disciplined Growth Fund................

        Select Equities Fund.............................

        YOUR INVESTMENT

        Choosing a Share Class...........................

        Sales Charges....................................

        Sales Charge Reductions and Waivers..............

        Share Prices.....................................

        Privileges and Services..........................

        Maintaining Your Account.........................

        Distributions and Taxes..........................

        Grandfathered Investors..........................

        Market Timing Policy.............................

        Portfolio Holdings Policy........................

        Fund Structure...................................

        Related Performance..............................

THESE FUNDS:

o are multiple class funds and Class A and C shares are only available through investment providers
o    are designed for investors with long-term goals in mind
o offer you the opportunity to participate in financial markets through a professionally managed stock portfolio
o carry certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
o are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency
o normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities

THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAMES IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(C) 2007 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

Neuberger Berman
INTERNATIONAL LARGE CAP FUND                              Ticker Symbol:


GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN COMMON STOCKS OF FOREIGN COMPANIES.

To pursue this goal, the Fund invests mainly in large-capitalization foreign companies, including companies in developed and emerging industrialized markets. The Fund currently defines large-capitalization companies as those with a market capitalization greater than $2.5 billion at the time of purchase. The Fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The Fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the Portfolio Managers look for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The Portfolio Managers also consider the outlooks for various countries and sectors around the world, examining economic, market, social, and political conditions.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company's business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large-capitalization companies without providing shareholders at least 60 days' advance notice.

--> FOREIGN STOCKS

THERE ARE MANY PROMISING OPPORTUNITIES FOR INVESTMENT OUTSIDE THE UNITED STATES. FOREIGN MARKETS OFTEN RESPOND TO DIFFERENT FACTORS AND THEREFORE TEND TO FOLLOW CYCLES THAT ARE DIFFERENT FROM EACH OTHER.

FOR THIS REASON, MANY INVESTORS PUT A PORTION OF THEIR PORTFOLIOS IN FOREIGN INVESTMENTS AS A WAY OF GAINING FURTHER DIVERSIFICATION. WHILE FOREIGN STOCK MARKETS CAN BE RISKY, INVESTORS GAIN AN OPPORTUNITY TO ADD POTENTIAL LONG-TERM GROWTH.

--> GROWTH AND VALUE INVESTING

THE FUND USES A BLEND OF GROWTH AND VALUE STRATEGIES. VALUE INVESTORS SEEK STOCKS TRADING AT BELOW MARKET AVERAGE PRICES BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES BEFORE OTHER INVESTORS DISCOVER THEIR WORTH. GROWTH INVESTORS SEEK COMPANIES THAT ARE ALREADY SUCCESSFUL BUT MAY NOT HAVE REACHED THEIR FULL POTENTIAL.

                         1 International Large Cap Fund

MAIN RISKS

Most of the Fund's performance depends on what happens in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments. The value of your investment may fall, sometimes sharply, and you could lose money.

Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks and they may also be less liquid. These risks are generally greater in emerging markets. Over a given period of time, foreign stocks may underperform U.S. stocks -- sometimes for years. The Fund could also underperform if the Portfolio Managers invest in countries or sectors whose economic performance falls short.

In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to "time-zone arbitrage". If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in the Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

At times, larger capitalization stocks may lag other types of stocks in performance, which could cause a fund holding these stocks to perform worse than certain other funds over a given time period. Any type of stock may underperform any other during a given period.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

-->  OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. THE FUND MAY USE DERIVATIVES FOR HEDGING AND FOR SPECULATION. HEDGING COULD REDUCE THE FUND'S LOSSES FROM CURRENCY FLUCTUATIONS, BUT COULD ALSO REDUCE ITS GAINS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS. A DERIVATIVE INSTRUMENT, WHETHER USED FOR HEDGING OR SPECULATION, COULD FAIL TO PERFORM AS EXPECTED, CAUSING A LOSS FOR THE FUND.

                         2 International Large Cap Fund

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL, OR OTHER CONDITIONS OR IT RECEIVES LARGE CASH INFLOWS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

                         3 International Large Cap Fund

PERFORMANCE

When this prospectus was prepared, no Class of the Fund had completed a full calendar year of operations. Accordingly, performance charts are not included.

                         4 International Large Cap Fund

INVESTOR EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense example can help you compare costs among funds.

--------------------------------------------------------------------------------------------------------
FEE TABLE                                                                         CLASS A      CLASS C
--------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES These are deducted directly from your investment.
Maximum initial sales charge on purchases (% of offering price)                   5.75(1)        None
Maximum sales charge on reinvested dividends                                      None           None
Maximum contingent deferred sales charge (% of purchase price)(2)                 None(3)        1.00(4)
Redemption or Exchange Fee(5) (% of amount redeemed)                              2.00           2.00
--------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(% of average net assets)
These are deducted from Fund assets, so you pay them indirectly.
Management fees(6)                                                                 0.81          0.81
Distribution (12b-1) fees                                                          0.25          1.00
Other expenses(7)                                                                  0.39          0.39
--------------------------------------------------------------------------------------------------------
Total annual operating expenses                                                    1.45          2.20
--------------------------------------------------------------------------------------------------------
Minus : Expense reimbursement                                                      0.15          0.20
--------------------------------------------------------------------------------------------------------
Net expenses(8)                                                                    1.30          2.00
--------------------------------------------------------------------------------------------------------
(1) The initial sales charge is reduced for purchases of $50,000 or more and eliminated for purchases of
$1 million or more. See "Sales Charges" for more information.
(2) The contingent deferred sales charge is a percentage of the original purchase price of the shares being sold.
However, if all shares of a Fund are being sold, the contingent deferred sales charge is based on the original purchase price or the current market value of the shares being sold, whichever is less.
(3) A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. See "Sales Charges" for more information.
(4) The contingent deferred sales charge is eliminated one year after purchase.
(5) These fees are charged on investments held 60 days or less, whether Fund shares are redeemed or exchanged for shares of another Fund. See "Redemption Fee" for more information.
(6) "Management fees" includes investment management and administration fees.
(7) "Other expenses" are based on estimated amounts for the current fiscal year.
(8) Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of Class A and C of the Fund through 8/31/2010, so that the total annual operating expenses of each class of the Fund is limited to 1.30% and 2.00% of average net assets, respectively. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that Class A and C will repay NBMI for fees and expenses forgone or reimbursed for each respective class provided that repayment does not cause annual operating expenses to exceed 1.30% and 2.00% of the respective class' average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

EXPENSE EXAMPLE

The examples assume that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. The example assuming redemption does not reflect the effect of any taxable gain or loss at the time of the redemption. Actual performance and expenses may be higher or lower.

                                    1 Year     3 Years     5 Years      10 Years

Class A(1)                           $700       $963        $1,279       $2,172

Class C(2) (assuming redemption)     $303       $627        $1,122       $2,484

Class C (assuming no redemption)     $203       $627        $1,122       $2,484

(1) Reflects the maximum initial sales charge in the first year and assumes the contingent deferred sales charge will not apply.
(2) Reflects a contingent deferred sales charge in the first year.

                         5 International Large Cap Fund

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $237.4 billion in total assets (as of 8/31/2007) and continue an asset management history that began in 1939. The Fund will pay the Manager fees at the annual rate of 0.55% of the first $250 million, 0.525% of the next $250 million, 0.500% of the next $250 million, 0.475% of the next $250 million, 0.450% of the next $500 million, 0.425% of the next $2.5 billion, and 0.400% of amounts in excess of $4 billion of the Fund's average daily net assets for investment management services and 0.26% of its average daily net assets for administrative services provided to each class of shares of the Fund.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated February 2007.

PORTFOLIO MANAGERS

BENJAMIN SEGAL is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Segal joined the firms in 1999 and has been the Portfolio Manager of the Fund since its inception in 2006. He has been a Portfolio Manager at Neuberger Berman Management Inc. since 2000, with responsibility for other mutual funds advised by the Manager.

MILU E. KOMER is a Vice President of Neuberger Berman Management Inc. and of Neuberger Berman, LLC. Ms. Komer joined the firms in 2001 and has been the Associate Portfolio Manager of the Fund since its inception in 2006.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                         6 International Large Cap Fund

FINANCIAL HIGHLIGHTS

When this prospectus was prepared, the Class A and Class C shares of the Fund were new and had no financial highlights to report.

                         7 International Large Cap Fund

Neuberger Berman
LARGE CAP DISCIPLINED GROWTH FUND


GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of large-capitalization companies, which it defines as those with a market capitalization greater than $3 billion at the time of purchase. The Fund seeks to generate a return that is greater than the average return for stocks in the Russell 1000 Index. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and a catalyst-driven approach, they seek to buy large-capitalization companies with strong historical and prospective earnings growth that, in the judgment of the manager, have a reasonable market valuation relative to their expected long term growth rate. The catalyst-driven approach involves examining companies for the presence of potential catalysts for growth which may include:

o     new product development;
o     management changes;
o     demographic shifts;
o     regulatory changes; and
o     mergers, acquisitions and corporate reorganizations.

The Portfolio Managers then look to analyze the significance of the catalyst to determine whether or not the company demonstrates the necessary qualities for inclusion in the Fund's portfolio.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when:

o     an expected catalyst does not materialize;
o     a catalyst's impact is below expectations;
o     the fundamental picture for the company or industry deteriorates;
o     more attractive alternatives are available at better valuation levels;
o     we believe the stock has become fully valued; and
o     it grows too large relative to the rest of the portfolio.

As part of the Portfolio Managers' sell discipline, they identify stocks that are down from cost or down from a 52 week high and reevaluate those stocks to determine whether or not they still demonstrate the necessary qualities for inclusion in the Fund's portfolio. In addition, the Portfolio Managers typically will sell a position that grows too large relative to the rest of the portfolio.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in common stock of large-capitalization companies without providing shareholders at least 60 days' advance notice.

                      8 Large Cap Disciplined Growth Fund

--> GROWTH INVESTING

FOR GROWTH INVESTORS, THE AIM IS TO INVEST IN COMPANIES THAT ARE ALREADY SUCCESSFUL BUT COULD BE EVEN MORE SO. OFTEN, THESE STOCKS ARE IN EMERGING OR RAPIDLY GROWING INDUSTRIES. ACCORDINGLY, THE FUND AT TIMES MAY INVEST A GREATER PORTION OF ITS ASSETS IN PARTICULAR INDUSTRIES OR SECTORS THAN OTHER FUNDS DO.

WHILE MOST GROWTH STOCKS ARE KNOWN TO INVESTORS, THEY MAY NOT YET HAVE REACHED THEIR FULL POTENTIAL. THE GROWTH INVESTOR LOOKS FOR INDICATIONS OF CONTINUED SUCCESS.

--> LARGE-CAP STOCKS

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. THEY MAY HAVE A VARIETY OF PRODUCTS AND BUSINESS LINES AND A SOUND FINANCIAL BASE THAT CAN HELP THEM WEATHER BAD TIMES.

COMPARED TO SMALLER COMPANIES, LARGE-CAP COMPANIES CAN BE SLOWER TO RESPOND TO CHANGES AND OPPORTUNITIES. AT THE SAME TIME, THEIR RETURNS HAVE SOMETIMES LED THOSE OF SMALLER COMPANIES, OFTEN WITH LOWER VOLATILITY.

                      9 Large Cap Disciplined Growth Fund

MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.

At times, larger capitalization stocks may lag other types of stocks in performance, which could cause the Fund to perform worse than certain other funds over a given time period. Any type of stock may underperform any other during a given period.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund's investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

The Fund's performance may also suffer if certain stocks do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

--> OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL, OR OTHER CONDITIONS OR IT RECEIVES LARGE CASH INFLOWS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

                      10 Large Cap Disciplined Growth Fund

PERFORMANCE

When this prospectus was prepared, the Fund was new and had no performance record. The Fund is modeled after separate accounts managed by Neuberger Berman Management Inc. with investment objectives, policies and strategies that are substantially similar to the Fund. Please see "Related Performance" for information on the performance of the separate accounts managed by Neuberger Berman Management Inc.

                      11 Large Cap Disciplined Growth Fund

INVESTOR EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense example can help you compare costs among funds.

------------------------------------------------------------------------------------------------------
FEE TABLE                                                                       CLASS A      CLASS C
------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES These are deducted directly from your investment.
Maximum initial sales charge on purchases (% of offering price)                  5.75(1)      None
Maximum sales charge on reinvested dividends                                     None         None
Maximum contingent deferred sales charge (% of purchase price)(2)                None(3)      1.00(4)
------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(% of average net assets)
These are deducted from Fund assets, so you pay them indirectly.
Management fees(5)                                                               0.81         0.81
Distribution (12b-1) fees                                                        0.25         1.00
Other expenses(6)                                                                0.44         0.44
------------------------------------------------------------------------------------------------------
Total annual operating expenses                                                  1.50         2.25
------------------------------------------------------------------------------------------------------
Minus : Expense reimbursement                                                    0.30         0.30
------------------------------------------------------------------------------------------------------
Net expenses(7)                                                                  1.20         1.95
------------------------------------------------------------------------------------------------------
(1) The initial sales charge is reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more. See "Sales Charges" for more information.
(2) The contingent deferred sales charge is a percentage of the original purchase price of the shares being sold.
However, if all shares of a Fund are being sold, the contingent deferred sales charge is based on the original purchase price or the current market value of the shares being sold, whichever is less.
(3) A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. See "Sales Charges" for more information.
(4) The contingent deferred sales charge is eliminated one year after purchase.
(5) "Management fees" includes investment management and administration fees.
(6) "Other expenses" are based on estimated amounts for the current fiscal year.
(7) Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of Class A and Class C of the Fund through 8/31/2010, so that the total annual operating expenses of each class of the Fund are limited to 1.20% and 1.95% of average net assets, respectively. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that each of Class A and Class C will repay NBMI for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.20% and 1.95% of the respective class' average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

EXPENSE EXAMPLE

The examples assume that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. The example assuming redemption does not reflect the effect of any taxable gain or loss at the time of the redemption. Actual performance and expenses may be higher or lower.

                                                   1 Year               3 Years

Class A(1)                                          $690                 $934

Class C(2) (assuming redemption)                    $298                 $612

Class C (assuming no redemption)                    $198                 $612

(1) Reflects the maximum initial sales charge in the first year and assumes the contingent deferred sales charge will not apply.
(2) Reflects a contingent deferred sales charge in the first year.

                      12 Large Cap Disciplined Growth Fund

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $237.4 billion in total assets (as of 8/31/2007) and continue an asset management history that began in 1939. The Fund will pay the Manager fees at the annual rate of 0.55% of the first $250 million, 0.525% of the next $250 million, 0.500% of the next $250 million, 0.475% of the next $250 million, 0.450% of the next $500 million, 0.425% of the next $2.5 billion, and 0.400% of amounts in excess of $4 billion of the Fund's average daily net assets for investment management services and 0.26% of its average daily net assets for administrative services provided to each class of shares of the Fund.

PORTFOLIO MANAGERS

DANIEL D. ROSENBLATT is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Rosenblatt joined the firms in 1990 and has been a Portfolio Manager of the Fund since its inception.

JOHN J. BARKER is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Barker joined the firms in 1994 and has been a Portfolio Manager of the Fund since its inception.

DANIEL J. FLETCHER, CFA is a Senior Vice President of Neuberger Berman Management Inc. and of Neuberger Berman, LLC. Mr. Fletcher joined the firms in 2004 and has been a Portfolio Managers of the Fund since its inception. Previously, Mr. Fletcher was an equity research analyst/product manager at Lehman Brothers.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                      13 Large Cap Disciplined Growth Fund

FINANCIAL HIGHLIGHTS

When this prospectus was prepared, the Fund was new and had no financial highlights to report.

                      14 Large Cap Disciplined Growth Fund

Neuberger Berman
SELECT EQUITIES FUND


GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks of companies with a market capitalization greater than $10 billion. The Fund seeks to reduce risk by investing in multiple sectors and industries.

The Portfolio Managers use systematic, sequential research in identifying potential investments, relying, where possible, on first hand knowledge of the companies in which the Fund is investing. Investment selection begins with an evaluation of U.S. and foreign economic trends before the Portfolio Managers narrow their focus to particular industries which they believe have the best growth potential. From there the Portfolio Managers seek companies within those industries with:

o     solid growth dynamics;
o     sustainable competitive advantages;
o     strong financial metrics;
o     long-term free cash flow generation;
o     shareholder focus; and
o     insider ownership.

The Portfolio Managers consider a wide range of companies within each industry and typically screen out companies under $10 billion in total market capitalization, however, the Fund may invest in companies of any market capitalization.

The Portfolio Managers' investment horizon typically ranges from two to five years. The Fund typically will hold a limited number of stocks. Each stock at the time of purchase generally will not account for a significant percentage of the Fund's total assets, however, this may change with subsequent changes in the market value of the Fund's holdings.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> MID- AND LARGE-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY PERFORMED MORE LIKE SMALL-CAPS THAN LIKE LARGE-CAPS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER ATTRACTIVE LONG-TERM RETURNS.

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. COMPARED TO MID-CAP COMPANIES, THEY MAY BE LESS RESPONSIVE TO CHANGE, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF MID-CAP COMPANIES, OFTEN WITH LOWER VOLATILITY.

--> GROWTH AND VALUE INVESTING

THE FUND USES A BLEND OF GROWTH AND VALUE STRATEGIES. VALUE INVESTORS SEEK STOCKS TRADING AT BELOW MARKET AVERAGE PRICES BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES BEFORE OTHER INVESTORS DISCOVER THEIR WORTH. GROWTH

                            15 Select Equities Fund

INVESTORS SEEK COMPANIES THAT ARE ALREADY SUCCESSFUL BUT MAY NOT HAVE REACHED THEIR FULL POTENTIAL.

                            16 Select Equities Fund

MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.

To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

VALUE INVESTING. With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

GROWTH INVESTING. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

SECTOR RISK. The Fund's investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

The Fund's performance may also suffer if certain stocks it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

NON-DIVERSIFICATION RISK. The Fund is non-diversified. This means that the percentage of the Fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the Fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

-->  OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

                            17 Select Equities Fund

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL, OR OTHER CONDITIONS OR IT RECEIVES LARGE CASH INFLOWS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

                            18 Select Equities Fund

PERFORMANCE

When this prospectus was prepared, the Fund was new and had no performance record to report. Accordingly, performance charts are not included.

                            19 Select Equities Fund

INVESTOR EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense example can help you compare costs among funds.

--------------------------------------------------------------------------------------------------------
FEE TABLE                                                                       CLASS A      CLASS C
--------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES These are deducted directly from your investment.
Maximum initial sales charge on purchases (% of offering price)                 5.75(1)       None
Maximum sales charge on reinvested dividends                                    None          None
Maximum contingent deferred sales charge (% of purchase price)(2)               None(3)       1.00(4)
--------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(% of average net assets)
These are deducted from Fund assets, so you pay them indirectly.
Management fees(5)                                                               0.81          0.81
Distribution (12b-1) fees                                                        0.25          1.00
Other expenses(6)                                                                0.50          0.50
--------------------------------------------------------------------------------------------------------
Total annual operating expenses                                                  1.56          2.31
--------------------------------------------------------------------------------------------------------
Minus : Expense reimbursement                                                    0.36          0.36
--------------------------------------------------------------------------------------------------------
Net expenses(7)                                                                  1.20          1.95
--------------------------------------------------------------------------------------------------------
(1) The initial sales charge is reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more. See "Sales Charges" for more information.
(2) The contingent deferred sales charge is a percentage of the original purchase price of the shares being sold.
However, if all shares of a Fund are being sold, the contingent deferred sales charge is based on the original purchase price or the current market value of the shares being sold, whichever is less.
(3) A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. See "Sales Charges" for more information.
(4) The contingent deferred sales charge is eliminated one year after purchase.
(5) "Management fees" includes investment management and administration fees.
(6) "Other expenses" are based on estimated amounts for the current fiscal year.
(7) Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of Class A and Class C of the Fund through 8/31/2010, so that the total annual operating expenses of each class of the Fund are limited to 1.20% and 1.95% of average net assets, respectively. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that each of Class A and Class C will repay NBMI for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.20% and 1.95% of the respective class' average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

EXPENSE EXAMPLE

The examples assume that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. The example assuming redemption does not reflect the effect of any taxable gain or loss at the time of the redemption. Actual performance and expenses may be higher or lower.

                                        1 Year         3 Years

Class A(1)                               $690           $934

Class C(2) (assuming redemption)         $298           $612

Class C (assuming no redemption)         $198           $612

(1) Reflects the maximum initial sales charge in the first year and assumes the contingent deferred sales charge will not apply.
(2) Reflects a contingent deferred sales charge in the first year.

                            20 Select Equities Fund

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $237.4 billion in total assets (as of 8/31/2007) and continue an asset management history that began in 1939. The Fund will pay the Manager fees at the annual rate of 0.55% of the first $250 million, 0.525% of the next $250 million, 0.500% of the next $250 million, 0.475% of the next $250 million, 0.450% of the next $500 million, 0.425% of the next $2.5 billion, and 0.400% of amounts in excess of $4 billion of the Fund's average daily net assets for investment management services and 0.26% of its average daily net assets for administrative services provided to each class of shares of the Fund.

PORTFOLIO MANAGERS

GERALD KAMINSKY is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Kaminsky joined the firms in 1999 and has been a Portfolio Manager of the Fund since its inception.

GARY KAMINSKY is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Kaminsky joined the firms in 1999 and has been a Portfolio Manager of the Fund since its inception.

MICHAEL KAMINSKY is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Kaminsky joined the firms in 1996 and has been a Portfolio Manager of the Fund since its inception.

RICHARD WERMAN is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Werman joined the firms in 2002 and has been a Portfolio Manager of the Fund since its inception.

MINDY SCHWARTZAPFEL is a Vice President of Neuberger Berman Management Inc. and Senior Vice President of Neuberger Berman, LLC. Ms. Schwartzapfel joined the firms in 1998 and has been an Associate Portfolio Manager of the Fund since its inception.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                            21 Select Equities Fund

FINANCIAL HIGHLIGHTS

When this prospectus was prepared, the Fund was new and had no financial highlights to report.

                            22 Select Equities Fund

Neuberger Berman
YOUR INVESTMENT


Class A and C shares of the Funds generally are only available through investment providers (see "Maintaining Your Account") and to Grandfathered Investors (as defined below in "Grandfathered Investors").

CHOOSING A SHARE CLASS

The Funds offer different classes of shares through this prospectus. Class A and C shares are available through various investment programs or accounts, including certain types of retirement plans (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of the Funds.

Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of a Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.

Factors you should consider in choosing a class of shares include:

o     how long you expect to own the shares
o     how much you intend to invest
o     total expenses associated with owning shares of each class
o whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver)
o     whether you plan to take any distributions in the near future
o     availability of share classes

Each investor's financial considerations are different. You should speak with your investment provider to help you decide which share class is best for you.

SUMMARY OF PRIMARY DIFFERENCES AMONG SHARE CLASSES

CLASS A SHARES
Initial sales charge                      Up to 5.75% (reduced for purchases of
                                          $50,000 or more and eliminated for
                                          purchases of $1 million or more)
Contingent deferred sales charge          None (except that a charge of 1.00%
                                          applies to certain redemptions made
                                          within 18 months following purchases
                                          of $1 million or more without an
                                          initial sales charge)
12b-1 fees                                0.25% annually
Dividends                                 Generally higher than Class C due to
                                          lower annual expenses
Purchase maximum                          None
Conversion                                None

CLASS C SHARES
Initial sales charge                      None

                               23 Your Investment

Contingent deferred sales charge        1.00% if shares are sold within one year
                                        after purchase
12b-1 fees                              1.00% annually
Dividends                               Generally lower than Class A due to
                                        higher 12b-1 fees and other expenses
Purchase maximum                        See the discussion regarding purchase
                                        minimums and maximums in "Maintaining
                                        Your Account"
Conversion                              None

SALES CHARGES

CLASS A SALES CHARGES - The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The "offering price," the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

                                          SALES CHARGES AS
                                          A PERCENTAGE OF:
                                                               DEALER COMMISSION
                                       OFFERING   NET AMOUNT  AS A PERCENTAGE OF
INVESTMENT                               PRICE     INVESTED      OFFERING PRICE

Less than $50,000                        5.75%       6.10%          5.00%

$50,000 but less than $100,000           4.75%       4.99%          4.00%

$100,000 but less than $250,000          3.75%       3.90%          3.00%

$250,000 but less than $500,000          2.75%       2.83%          2.25%

$500,000 but less than $1 million        2.00%       2.04%          1.75%

$1 million or more and certain other      None       None         See below
investments described below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price of the shares being sold. However, if all shares of a Fund are being sold, the contingent deferred sales charge is based on the original purchase price or the current market value of the shares being sold, whichever is less.

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - The following investments are not subject to any initial or contingent deferred sales charge if Neuberger Berman Management Inc. is properly notified of the nature of the investment:

o investments in Class A shares made by endowments or foundations with $50 million or more in assets

                               24 Your Investment

o investments in Class A shares by Grandfathered Investors (see "Grandfathered Investors" above for more information)

o investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of your investment dealer's load-waived A share program with the fund family

Neuberger Berman Management Inc. may pay investment providers up to 1% on investments made in Class A shares with no initial sales charge. Each Fund may reimburse Neuberger Berman Management Inc. for all or a portion of these payments through its plan of distribution (see "Distribution and Shareholder Servicing Fees").

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment providers authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Funds' Board of Trustees. Please see the statement of additional information for more information.

CLASS C SALES CHARGES - Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.

Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent deferred sales charge waivers" below. The contingent deferred sales charge is a percentage of the original purchase price of the shares being sold. However, if all shares of a Fund are being sold, the contingent deferred sales charge is based on the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. Neuberger Berman Management Inc. pays 1% of the amount invested to investment providers who sell Class C shares. See "Distribution and Shareholder Servicing Fees" above for ongoing compensation paid to your investment provider for all share classes.

SALES CHARGE REDUCTIONS AND WAIVERS

TO RECEIVE A REDUCTION IN YOUR CLASS A INITIAL SALES CHARGE, YOU OR YOUR INVESTMENT PROVIDER MUST LET NEUBERGER BERMAN MANAGEMENT INC. KNOW AT THE TIME YOU PURCHASE SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU OR YOUR INVESTMENT PROVIDER DOES NOT LET NEUBERGER BERMAN MANAGEMENT INC. KNOW THAT YOU ARE ELIGIBLE FOR A REDUCTION, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your investment provider to provide Neuberger Berman Management Inc. with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or C contingent deferred sales charge waived, you or your investment provider must let Neuberger Berman Management Inc. know at the time you redeem shares that you qualify for such a waiver.

IN ADDITION TO THE INFORMATION BELOW, YOU MAY OBTAIN MORE INFORMATION ABOUT SALES CHARGE REDUCTIONS AND WAIVERS FROM THE STATEMENT OF ADDITIONAL INFORMATION OR FROM YOUR INVESTMENT PROVIDER.

                               25 Your Investment

REDUCING YOUR CLASS A INITIAL SALES CHARGE - Consistent with the policies described in this prospectus, you and your "immediate family" (your spouse -- or equivalent if recognized under local law -- and your children under the age of
21) may combine all of your investments in the fund family to reduce your Class A sales charge. However, for this purpose, investments representing direct purchases of money market funds in the fund family are excluded.

AGGREGATING ACCOUNTS TO REDUCE CLASS A INITIAL SALES CHARGE - To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

o trust accounts established by the above individuals (please see the Statement of Additional Information for details regarding aggregation of trust accounts where the person(s) who established the trust is/are deceased)
o   solely controlled business accounts
o   single-participant retirement plans

CONCURRENT PURCHASES TO REDUCE CLASS A INITIAL SALES CHARGE - You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge. However, for this purpose, purchases of money market funds in the fund family are excluded.

RIGHTS OF ACCUMULATION TO REDUCE CLASS A INITIAL SALES CHARGE - You may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. However, for this purpose, holdings representing direct purchases of money market funds in the fund family are excluded. Subject to your investment provider's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (excluding capital appreciation) less any withdrawals. Please see the Statement of Additional Information for details. You should retain any records necessary to substantiate the historical amounts you have invested. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the fund family.

LETTER OF INTENT TO REDUCE CLASS A INITIAL SALES CHARGE - You may reduce your Class A sales charge by establishing a letter of intent. A letter of intent allows you to combine all purchases of all share classes of non-money market funds in the fund family you intend to make over a 13-month period (the "Period") to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. Employer sponsored retirement plans may be restricted from establishing a letter of intent. See "Sales charges" above for more information.

RIGHT OF REINVESTMENT - Please see "Maintaining Your Account -- When You Sell Shares" below for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

CONTINGENT DEFERRED SALES CHARGE WAIVERS - The contingent deferred sales charge on Class A and C shares may be waived in the following cases:

                               26 Your Investment

o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased

o tax-free returns of excess contributions to individual retirement accounts ("IRAs")

o redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities)

o    distributions from an IRA upon the shareholder's attainment of age 59-1/2

o IRA rollover from a fund in the fund family held in an employer sponsored retirement plan to Class A shares

o redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document

o the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the Statement of Additional Information for more information about waivers regarding these types of transactions):

     o redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver)

     o if you have established a systematic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash)

     o if no commission or transaction fee is paid by the distributor to authorized dealers at the time of purchase

EXCHANGES OF SHARES - Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from money market funds in the fund family will be subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired from an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gains from a fund having a sales charge.

                               27 Your Investment

SHARE PRICES

Because Class A shares of each Fund have an initial sales charge, the price you pay for each Class A share is the offering price which is each Fund's net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of each Fund may be eliminated in certain circumstances. Because Class C shares of each Fund do not have an initial sales charge, the price you pay for each share of the Fund is the Fund's net asset value per share (see "Sales Charges" for more information). Unless a contingent deferred sales charge or redemption fee is applied, each Fund pays you the full share price when you sell shares. Neuberger Berman International Large Cap Fund imposes a redemption fee on sales or exchanges of Fund shares held 60 days or less (see "Sales Charges" and "Redemption Fee" for more information).

Your investment provider may charge fees that are in addition to those described in this prospectus.

The Funds are open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. A Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

Each Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). You should check with your investment provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

-->  SHARE PRICE CALCULATIONS

THE NET ASSET VALUE PER SHARE OF EACH CLASS OF A FUND IS THE TOTAL VALUE OF FUND ASSETS ATTRIBUTABLE TO SHARES OF THAT CLASS MINUS THE LIABILITIES ATTRIBUTABLE TO THAT CLASS, DIVIDED BY THE TOTAL NUMBER OF SHARES OUTSTANDING FOR THAT CLASS. BECAUSE THE VALUE OF A FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.

WHEN VALUING PORTFOLIO SECURITIES, THE FUNDS USE MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.

WHEN A FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT IT WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND MAY SUBSTITUTE FOR THE MARKET PRICE A FAIR VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY THE BOARD OF TRUSTEES. A FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO A FUND'S NET ASSET VALUE CALCULATION. A FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE

                               28 Your Investment

TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT A FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE BOARD OF TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.

PRIVILEGES AND SERVICES

If you use an investment provider, consult your investment provider for information about investment services. If you are a Grandfathered Investor, see "Grandfathered Investor" for information about privileges and services.

MAINTAINING YOUR ACCOUNT

PURCHASE OF CLASS A AND C SHARES -- To open an account and purchase Class A and C shares of a Fund, contact any investment provider authorized to sell the Fund's shares. For Grandfathered Investors, instructions for buying shares are under "Buying Shares." In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus. Contact your investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

You should check with your investment provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund's share price could change on days when you are unable to buy shares. Every purchase order will be processed at the next share price to be calculated after the order has been accepted. Purchase orders are deemed "accepted" when the Funds' transfer agent has received payment for the shares. In the case of certain investment providers, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, for Grandfathered Investors, if you have established a systematic investment program
(SIP) with a Fund, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments to occur.

PURCHASE MINIMUMS - Your first investment must be at least $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases. Please see the statement of additional information for more information.

PURCHASE MAXIMUMS - For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an aggregate investor's holdings in Class C shares to $1 million or above.

In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See "Sales Charges" and the statement of additional information for more information regarding sales charge discounts.

WHEN YOU SELL SHARES -- Contact your investment provider to sell shares of a Fund. For Grandfathered Investors, instructions for selling shares are under "Selling Shares." When you sell shares, you will receive the next share price to be calculated after your order has been accepted minus any applicable contingent deferred sales charge or redemption fee. You should check with your investment provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that

                               29 Your Investment
a Fund's share price could change on days when you are unable to sell shares. Redemption orders are deemed "accepted" when the Funds' transfer agent has received your order to sell.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see "Medallion Signature Guarantees").

If you sell shares of Neuberger Berman International Large Cap Fund within 60 days or less of purchase, you may be charged a redemption fee (see "Redemption Fee").

If you notify your investment provider, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or another fund in the fund family provided the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in money market funds in the fund family that are reinvested in non-money market funds in the fund family will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is accepted. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge. This paragraph does not apply to rollover investments as described under "Rollovers from retirement plans to IRAs."

When selling shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. Otherwise, a Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of that Fund's shareholders as a whole.

UNCASHED CHECKS -- When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks.

WHEN YOU EXCHANGE SHARES -- Generally, you can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund both without a sales charge. However, exchanges from money market funds in the fund family will be subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired from an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gains from a fund having a sales charge. Currently, only certain funds in the fund family offer Class A and C shares. There are three things to remember when making an exchange:

o    both accounts must have the same registration

o you will need to observe the minimum investment and minimum account balance requirements for the Fund accounts involved

o because an exchange is a sale for tax purposes, consider any tax consequences before placing your order

                               30 Your Investment

The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your investment providers to see if they allow you to take advantage of the fund exchange program and for its policies to effect an exchange.

Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.

If you sell or exchange shares of Neuberger Berman International Large Cap Fund within 60 days or less of purchase, you may be charged a redemption fee (see "Redemption Fee").

PLACING ORDERS BY TELEPHONE -- If you use an investment provider, contact your investment provider for its policies regarding telephone orders.

Grandfathered Investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out within three business days after your order is executed, and nearly always within seven business days. When you sell shares through your investment provider, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

o    in unusual circumstances where the law allows additional time if needed

o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares.

OTHER POLICIES -- Under certain circumstances, the Funds reserve the right to:

o    suspend the offering of shares

o    reject any exchange or purchase order

o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order

o    change, suspend, or revoke the exchange privilege

o    suspend the telephone order privilege

o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders

                               31 Your Investment

o suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission ("SEC")

o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

o remain open and process orders to purchase or sell Fund shares when the Exchange is closed

-->  MEDALLION SIGNATURE GUARANTEES

YOU MAY NEED A MEDALLION SIGNATURE GUARANTEE WHEN YOU SELL SHARES THROUGH AN INVESTMENT PROVIDER. A MEDALLION SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

MEDALLION SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR TO THE INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A MEDALLION SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A MEDALLION SIGNATURE
GUARANTEE.

-->  INVESTMENT PROVIDERS

THE CLASS A AND C SHARES AVAILABLE IN THIS PROSPECTUS CAN BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUNDS AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM YOUR INVESTMENT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

MOST INVESTMENT PROVIDERS ALLOW YOU TO TAKE ADVANTAGE OF THE FUND EXCHANGE PROGRAM, WHICH IS DESIGNED FOR MOVING AN INVESTMENT FROM ONE FUND TO A COMPARABLE CLASS OF ANOTHER FUND IN THE FUND FAMILY THROUGH AN EXCHANGE OF SHARES (SEE "WHEN YOU EXCHANGE SHARES"). CURRENTLY, ONLY CERTAIN FUNDS IN THE FUND FAMILY OFFER CLASS A AND C SHARES.

IN EXCHANGE FOR THE SERVICES IT OFFERS, YOUR INVESTMENT PROVIDER MAY CHARGE FEES, WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS.

-->  ADDITIONAL PAYMENTS TO INVESTMENT PROVIDERS

NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES WILL PAY ADDITIONAL COMPENSATION, OUT OF THEIR OWN RESOURCES AND NOT AS AN EXPENSE OF THE FUNDS, TO CERTAIN INVESTMENT PROVIDERS OR OTHER FINANCIAL INTERMEDIARIES, INCLUDING AFFILIATES, IN CONNECTION WITH THE SALE, DISTRIBUTION, RETENTION AND/OR SERVICING OF FUND SHARES. IF YOUR INVESTMENT PROVIDER RECEIVES SUCH PAYMENTS, THESE PAYMENTS MAY CREATE AN INCENTIVE FOR YOUR INVESTMENT PROVIDER OR ITS EMPLOYEES TO RECOMMEND OR SELL SHARES OF A FUND TO YOU. IF YOU HAVE PURCHASED SHARES OF A FUND THROUGH AN INVESTMENT PROVIDER, PLEASE SPEAK WITH YOUR INVESTMENT PROVIDER TO LEARN MORE ABOUT ANY PAYMENTS IT RECEIVES FROM NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES, AS WELL AS FEES AND/OR COMMISSIONS THE INVESTMENT PROVIDER CHARGES. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR INVESTMENT PROVIDER AT THE TIME OF PURCHASE. ANY SUCH PAYMENTS WILL NOT

                               32 Your Investment

CHANGE THE NET ASSET VALUE OR THE PRICE OF A FUND'S SHARES. FOR MORE INFORMATION, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

-->  DISTRIBUTION AND SHAREHOLDER SERVICING FEES

EACH FUND HAS ADOPTED A PLAN PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. UNDER THE PLAN, CLASS A AND C PAY THE FUNDS' DISTRIBUTOR, NEUBERGER BERMAN MANAGEMENT INC., 0.25% AND 1.00%, RESPECTIVELY, OF THEIR AVERAGE NET ASSETS EVERY YEAR TO COMPENSATE FINANCIAL INTERMEDIARIES FOR PROVIDING DISTRIBUTION RELATED SERVICES TO EACH FUND AND/OR ADMINISTRATIVE OR SHAREHOLDER SERVICES TO FUND SHAREHOLDERS. NEUBERGER BERMAN MANAGEMENT INC. MAY ALSO RETAIN PART OF THIS FEE AS COMPENSATION FOR PROVIDING THESE SERVICES. THESE FEES INCREASE THE COST OF INVESTMENT. OVER THE LONG TERM, THEY COULD RESULT IN HIGHER OVERALL COSTS THAN OTHER TYPES OF SALES CHARGES.

-->  INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.

-->  RETIREMENT PLANS

IF YOU USE AN INVESTMENT PROVIDER, CONTACT YOUR INVESTMENT PROVIDER FOR INFORMATION ON RETIREMENT PLANS OR ACCOUNTS.

-->  ROLLOVERS FROM RETIREMENT PLANS TO IRAS

ASSETS FROM RETIREMENT PLANS MAY BE INVESTED IN CLASS A OR C SHARES THROUGH AN IRA ROLLOVER. ROLLOVERS INVESTED IN CLASS A SHARES FROM RETIREMENT PLANS WILL BE SUBJECT TO APPLICABLE SALES CHARGES AND THE TERMS AND CONDITIONS GENERALLY APPLICABLE TO CLASS A SHARE INVESTMENTS AS DESCRIBED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

-->  INTERNET ACCESS

IF YOU USE AN INVESTMENT PROVIDER, CONTACT YOUR INVESTMENT PROVIDER ABOUT THE SERVICES AND INFORMATION IT PROVIDES ON THE INTERNET.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS -- Each Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, each Fund makes any distributions once a year (in December).

Unless you designate otherwise, your income and capital gain distributions from a Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash.

                               33 Your Investment

Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in shares of the distributing Class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Fund shares or paid to you in cash.

HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to Roth IRAs, other IRAs and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax. "Qualified distributions" from Roth IRAs are tax free if a five-year holding period is satisfied. Please refer to the Neuberger Berman Management Inc. Roth IRA Custodial Agreement and Disclosure Statement for more details. Earnings and gains in traditional IRAs, SEP- IRAs, SIMPLE -IRAs and other types of qualified retirement plans, such as profit sharing plans, are tax deferred until withdrawn. For more details on distributions from these types of accounts, refer to the Neuberger Berman Management Inc. Plan Documents.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss ("dividends") are generally taxed as ordinary income. However, a Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, financing and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

Distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund or whether you reinvested your distributions.

HOW SHARE TRANSACTIONS ARE TAXED -- When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

-->  TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED

                               34 Your Investment

DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. THAT STATEMENT, OR A SEPARATE STATEMENT FROM US OR YOUR INVESTMENT PROVIDER COVERS YOUR SHARE TRANSACTIONS.

MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

-->  BACKUP WITHHOLDING

A FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS (REGARDLESS OF WHETHER YOU REALIZE A GAIN OR LOSS) IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM A FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE INTERNAL REVENUE SERVICE TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.

IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF A SOCIAL SECURITY NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE FROM YOU THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE SOCIAL SECURITY ADMINISTRATION FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-877-9700. IF YOU ARE USING AN INVESTMENT PROVIDER, CONSULT YOUR INVESTMENT PROVIDER ABOUT OPENING A CUSTODIAL ACCOUNT.

YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO YOUR INVESTMENT PROVIDER, IF ANY, AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.

-->  BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY A FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF THE DISTRIBUTING CLASS OF A FUND OR PAID TO SHAREHOLDERS IN CASH.

BECAUSE OF THIS, IF YOU BUY SHARES JUST BEFORE A FUND MAKES A DISTRIBUTION, YOU WILL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.

GENERALLY, IF YOU ARE INVESTING IN A FUND THROUGH A TAX-ADVANTAGED RETIREMENT PLAN OR ACCOUNT, THERE ARE NO TAX CONSEQUENCES TO YOU FROM DISTRIBUTIONS.

GRANDFATHERED INVESTORS

Some of the funds in the fund family offer Investor or Trust Class shares in which members of the general public can directly invest with Neuberger Berman (including Neuberger Berman International Large Cap Fund which offers Trust Class shares). Investor Class shares are sold with no initial sales charge and no 12b-1 fee (except for Investor Class shares of Lehman Brothers Core Bond Fund which has a 12b-1 fee). Trust Class shares are sold with no initial sales charge and may have a 12b-1 fee. In the near future, it is expected that Neuberger Berman will no longer allow members of the general public to directly invest with Neuberger Berman. Once this occurs, only investors who established accounts in Investor Class or Trust Class shares prior to the public sale of the first load fund in the fund family and who have continuously maintained an account in Investor

                               35 Your Investment

Class or Trust Class shares since that date may purchase Investor Class or Trust Class shares. These investors are referred to as "Grandfathered Investors." In addition, on the day of the first public sale of Class A and Class C shares of a fund, the Investor Class shares of that fund will be renamed Class Z.

For Grandfathered Investors, see below for information regarding investment services. If you use an investment provider, consult your investment provider for information about investment services.

SYSTEMATIC INVESTMENTS -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

SYSTEMATIC WITHDRAWALS -- This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

ELECTRONIC BANK TRANSFERS -- When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

FUNDFONE(R) -- Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.

-->  DOLLAR-COST AVERAGING

SYSTEMATIC INVESTING ALLOWS YOU TO TAKE ADVANTAGE OF THE PRINCIPLE OF DOLLAR-COST AVERAGING. WHEN YOU MAKE REGULAR INVESTMENTS OF A GIVEN AMOUNT -- SAY, $100 A MONTH -- YOU WILL END UP INVESTING AT DIFFERENT SHARE PRICES OVER TIME. WHEN THE SHARE PRICE IS HIGH, YOUR $100 BUYS FEWER SHARES; WHEN THE SHARE PRICE IS LOW, YOUR $100 BUYS MORE SHARES. OVER TIME, THIS CAN HELP LOWER THE AVERAGE PRICE YOU PAY PER SHARE.

DOLLAR-COST AVERAGING CANNOT GUARANTEE YOU A PROFIT OR PROTECT YOU FROM LOSSES IN A DECLINING MARKET. BUT IT CAN BE BENEFICIAL OVER THE LONG TERM.

-->  INTERNET ACCESS

GRANDFATHERED INVESTORS WITH INTERNET ACCESS CAN ENJOY MANY VALUABLE AND TIME-SAVING FEATURES BY VISITING US AT WWW.NB.COM.

THE SITE OFFERS MORE COMPLETE INFORMATION ON OUR FUNDS, INCLUDING CURRENT PERFORMANCE DATA, PORTFOLIO MANAGER INTERVIEWS, TAX INFORMATION PLUS EDUCATIONAL ARTICLES, NEWS AND ANALYSIS. YOU CAN TAILOR THE SITE SO IT SERVES UP INFORMATION THAT IS MOST RELEVANT TO YOU.

AS A FUND SHAREHOLDER, YOU CAN USE THE WEB SITE TO ACCESS ACCOUNT INFORMATION 24 HOURS A DAY.

-->  RETIREMENT PLANS

WE OFFER GRANDFATHERED INVESTORS A NUMBER OF TAX-ADVANTAGED PLANS FOR RETIREMENT
SAVING:

TRADITIONAL IRAS ALLOW MONEY TO GROW TAX-DEFERRED UNTIL YOU TAKE IT OUT, USUALLY AT OR AFTER RETIREMENT. CONTRIBUTIONS ARE DEDUCTIBLE FOR SOME INVESTORS, BUT EVEN WHEN THEY ARE NOT, AN IRA CAN BE BENEFICIAL.

ROTH IRAS OFFER TAX-FREE GROWTH LIKE A TRADITIONAL IRA, BUT INSTEAD OF TAX-DEDUCTIBLE CONTRIBUTIONS, THE WITHDRAWALS ARE TAX-FREE FOR INVESTORS WHO MEET CERTAIN REQUIREMENTS.

ALSO AVAILABLE: SEP-IRA, SIMPLE, KEOGH, AND OTHER TYPES OF PLANS. COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS), THOUGH NOT FOR RETIREMENT SAVINGS, ALSO ARE AVAILABLE. CONSULT YOUR TAX PROFESSIONAL TO FIND OUT WHICH TYPES OF PLANS OR ACCOUNTS MAY BE BENEFICIAL FOR YOU. CALL 800-877-9700 FOR INFORMATION ON ANY NEUBERGER BERMAN RETIREMENT PLAN OR ACCOUNT.

                               37 Your Investment

BUYING SHARES

If you are a Grandfathered Investor buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact the investment provider for instructions.

-------------------------------------------------------------------------------------------------------------------------------
METHOD                                               THINGS TO KNOW                                   INSTRUCTIONS
-------------------------------------------------------------------------------------------------------------------------------
SENDING US A CHECK                Your first investment must be at least $1,000         Fill out the application and enclose
                                                                                        your check
                                  Additional investments can be as little as $100

                                                                                        If regular first-class mail, send to:
                                  We cannot accept cash, money orders, starter            NEUBERGER BERMAN FUNDS
                                  checks, cashier's checks, travelers checks, or          BOSTON SERVICE CENTER
                                  other cash equivalents                                  P.O. BOX 8403
                                                                                          BOSTON, MA 02266-8403
                                  You will be responsible for any losses or fees
                                  resulting from a bad check; if necessary, we may      If express delivery, registered mail,
                                  sell other shares belonging to you in order to        or certified mail, send to:
                                  cover these losses                                       NEUBERGER BERMAN FUNDS
                                                                                           C/O STATE STREET BANK AND TRUST
                                  All checks must be made out to "Neuberger                COMPANY
                                  Berman Funds"; we cannot accept checks                   30 DAN ROAD
                                  made out to you or  other parties and                    CANTON, MA 02021
                                  signed over to us
-------------------------------------------------------------------------------------------------------------------------------
WIRING MONEY                      All wires must be for at least $1,000                 Before wiring any money, call
                                                                                        800-877-9700 for an order confirmation


                                                                                        Have your financial institution send
                                                                                        your wire to State Street Bank and
                                                                                        Trust Company

                                                                                        Include your name, the Fund name, your
                                                                                        account number and other information as
                                                                                        requested
-------------------------------------------------------------------------------------------------------------------------------
EXCHANGING FROM ANOTHER FUND      All exchanges must be for at least $1,000             Call 800-877-9700 to place your order

                                  Both accounts involved must be registered in the same name, address and tax ID number

                                  An exchange order cannot be cancelled or changed
                                  once it has been placed
-------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE                      We do not accept phone orders for a first             Call 800-877-9700 to notify us of your
                                  investment                                            purchase

                                  Additional shares will be purchased when your order
                                  order is accepted                                     Immediately follow up with a wire or
                                                                                        electronic transfer
                                  Not available on retirement accounts
-------------------------------------------------------------------------------------------------------------------------------

                                                              38 Your Investment

-------------------------------------------------------------------------------------------------------------------------------
SETTING UP SYSTEMATIC             All investments must be at least $100                 Call 800-877-9700 for instructions
INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

                                                              39 Your Investment

SELLING SHARES

------------------------------------------------------------------------------------------------------------------------------
METHOD                                             THINGS TO KNOW                                  INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------
SENDING US A LETTER               Unless you instruct us otherwise,                     Send us a letter requesting us to
                                  we will mail your proceeds by check to the            sell shares signed by all registered
                                  address of record, payable to the registered          owners; include your name, account
                                  owner(s)                                              number, the Fund name, the dollar
                                                                                        amount or number of shares you want to
                                  If you have designated a bank account on your         sell, and any other instructions
                                  application, you can request that we wire the
                                  proceeds to this account; if the total balance        If regular first-class mail, send to:
                                  of all of your Neuberger Berman fund accounts           NEUBERGER BERMAN FUNDS
                                  is less than $200,000, you will be charged an           BOSTON SERVICE CENTER
                                  $8.00 wire fee                                          P.O. BOX 8403
                                                                                          BOSTON, MA 02266-8403
                                  You can also request that we send the proceeds
                                  to your designated bank account by electronic         If express delivery, registered mail,
                                  transfer (ACH) without a fee                          or certified mail, send to:
                                                                                          NEUBERGER BERMAN FUNDS
                                                                                          C/O STATE STREET BANK AND TRUST
                                  You may need a Medallion signature guarantee            COMPANY
                                                                                          30 DAN ROAD
                                  Please also supply us with your e-mail address          CANTON, MA 02021
                                  and daytime telephone number when you write to
                                  us in the event we need to reach you
--------------------------------------------------------------------------------------------------------------------------------
SENDING US A FAX                  For amounts of up to $50,000                          Write a request to sell shares as
                                                                                        described above
                                  Not available if you have changed the address
                                  on the account in the past 15 days                    Call 800-877-9700 to obtain the
                                                                                        appropriate fax number
--------------------------------------------------------------------------------------------------------------------------------
CALLING IN YOUR ORDER             All phone orders to sell shares must be for at        Call 800-877-9700 to place your order
                                  least $1,000 unless you are closing out an
                                  account                                               Give your name, account number, the
                                                                                        Fund name, the dollar amount or number
                                  Not available if you have declined the phone          of shares you want to sell, and any
                                  option or are selling shares in certain               other instructions
                                  retirement accounts (The only exception is for
                                  those retirement shareholders who are at least
                                  59 1/2 or older and have their birthdates on
                                  file)


                                  Not available if you have changed the address
                                  on the account in the past 15 days
--------------------------------------------------------------------------------------------------------------------------------
EXCHANGING INTO ANOTHER FUND      All exchanges must be for at least $1,000             Call 800-877-9700 to place your order

                                  Both accounts must be registered in the same name, address and tax ID number

                                  An exchange order cannot be cancelled or
                                  changed once it has been placed
--------------------------------------------------------------------------------------------------------------------------------
SETTING UP SYSTEMATIC             For accounts with at least $5,000 worth of            Call 800-877-9700 for instructions
WITHDRAWALS                       shares in them
--------------------------------------------------------------------------------------------------------------------------------

                                                              40 Your Investment

--------------------------------------------------------------------------------------------------------------------------------
                                  Withdrawals must be at least $100
--------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEE                    Neuberger Berman International Large Cap Fund         See "Redemption Fee" or call 800-877-9700
                                  charges a 2.00% redemption fee on shares              for more information
                                  redeemed or exchanged within 60 days or less of
                                  purchase
--------------------------------------------------------------------------------------------------------------------------------

                                                              41 Your Investment

REDEMPTION FEE

If you sell your shares of Neuberger Berman International Large Cap Fund or exchange them for shares of another fund within 60 days of your purchase, you will be charged a fee of 2.00% on the current net asset value of the shares sold or exchanged. This is in addition to any applicable sales charges. The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs.

The Fund uses a "first-in, first-out" method to determine how long you have held your Fund shares. This means that if you bought shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

We may not impose the redemption fee on a redemption or an exchange of:

o shares acquired by reinvestment of dividends or other distributions of the Fund;

o    shares held in an account of certain retirement plans;

o shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading; or

o    shares held in certain rebalancing and asset allocation programs.

You should contact your investment provider to determine whether it imposes a redemption fee or otherwise has a policy in place to deter short-term trading. From time to time, as circumstances change, we may modify or eliminate certain exemption categories.

MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions of Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, each Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

To further discourage excessive trading, if a shareholder sells shares of Neuberger Berman International Large Cap Fund or exchanges them for shares of another fund within 60 days of purchase, the shareholder will be charged a fee of 2.00% on the current net asset value of the shares sold or exchanged. The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs, and is imposed uniformly on all applicable shareholders, with only a few exceptions: the Fund may not impose the fee on a redemption or exchange of shares acquired by reinvestment of dividends or other distributions of the Fund; shares held in an account of certain retirement plans; shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading; or shares held in certain rebalancing and asset allocation programs.

Neuberger Berman Management Inc. applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in each Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares.

                               42 Your Investment

These policies and procedures are applied consistently to all shareholders. Although the Funds make an effort to monitor for market-timing activities, the ability of each Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

PORTFOLIO HOLDINGS POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.

The complete portfolio holdings for each Fund are available at https://www.nb.com/nb/mutual_funds_prospectuses 15-30 days after each month-end.

Each Fund's complete portfolio holdings will remain available at www.nb.com until the subsequent month-end holdings have been posted. Complete holdings for each Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

FUND STRUCTURE

Each Fund uses a "multiple class" structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class A and Class C shares of each Fund.

                               43 Your Investment

RELATED PERFORMANCE
LARGE CAP DISCIPLINED GROWTH COMPOSITE

As of the date of this prospectus, Neuberger Berman Large Cap Disciplined Growth Fund is new and has no performance to report.

Neuberger Berman Management Inc. also manages separate accounts with investment objectives, policies and strategies that are substantially similar to the Fund. Below you will find information about the prior performance of Large Cap Disciplined Growth Composite. Large Cap Disciplined Growth Composite is a composite of accounts that invest in issues that, in the judgment of the manager, have a reasonable market valuation relative to their expected long term growth rate. The asset size of Large Cap Disciplined Growth Composite as of December 31, 2006 was approximately $900 million.

The accounts in the composite are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance results of the Large Cap Disciplined Growth Composite.

The performance of Large Cap Disciplined Growth Composite does not represent the past performance of the Fund and is not an indication of the future performance of the Fund. You should not assume that the Fund will have the same performance as Large Cap Disciplined Growth Composite. The performance of the Fund may be better or worse than the performance of Large Cap Disciplined Growth Composite due to, among other things, differences in portfolio holdings, expenses, sales charges, asset sizes, and cash flows between the Fund and the Large Cap Disciplined Growth Composite. The accounts in Large Cap Disciplined Growth Composite generally have lower expenses and are sold through different distribution channels than the Fund.

The bar chart below shows how performance of Large Cap Disciplined Growth Composite has varied from year to year. The table beside the chart shows what the return of Large Cap Disciplined Growth Composite would equal if you averaged out actual performance over various lengths of time. The performance information shown below does not reflect the expenses of the accounts in the Large Cap Disciplined Growth Composite. If these expenses were reflected, the returns shown would be lower. This information is based on past performance; it's not a prediction of future results.

LARGE CAP DISCIPLINED GROWTH COMPOSITE
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

[Bar Chart]

--------------------------------------------------------------------------------
 1997    1998    1999    2000     2001    2002     2003    2004   2005     2006
--------------------------------------------------------------------------------
32.16   28.92   51.51   -1.48   -15.39  -17.14    28.15   13.11   9.89    11.07
--------------------------------------------------------------------------------

Best quarter: Q4 `99, 31.85%        Worst quarter:  Q3 `01, -17.51%


Year-to-date performance as of 9/30/2007: 16.39%

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/2006
--------------------------------------------------------------------------------
LARGE CAP DISCIPLINED GROWTH COMPOSITE      1 Year       5 Year          10 Year
--------------------------------------------------------------------------------
Return Before Taxes                         11.07         7.95            12.18
--------------------------------------------------------------------------------
Return After Taxes on Distributions          N/A           N/A             N/A
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                      N/A           N/A             N/A
--------------------------------------------------------------------------------
Russell 1000 Growth Index                    9.07         2.69             5.44
--------------------------------------------------------------------------------
After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.
--------------------------------------------------------------------------------
INDEX DESCRIPTION:
The Russell 1000 Growth Index is an unmanaged index of U.S. mid-and large-cap growth stocks.
--------------------------------------------------------------------------------

                               44 Your Investment

NEUBERGER BERMAN EQUITY FUNDS

CLASS A AND C SHARES

If you would like further details on these Funds you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- The shareholder reports offer information about each Fund's recent performance, including:

o a discussion by the Portfolio Managers about strategies and market conditions that significantly affect the Fund's performance
o    Fund performance data and financial statements
o    portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on these Funds, including:

o    various types of securities and practices, and their risks
o    investment limitations and additional policies
o    information about each Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC

-->  OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
877-628-2583
Web site: www.nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington DC 20549-9303. They are also available from the EDGAR Database on the SEC's website at www.sec.gov.

You may also view and copy the documents at the SEC's Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.


=================================
   NEUBERGER BERMAN
---------------------------------
   A LEHMAN BROTHERS COMPANY
=================================


NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 3rd Floor
New York, NY 10158-0180

877-628-2583
www.nb.com

SEC file number: 811-582

                                     [LOGO]   ==================================
                                                NEUBERGER BERMAN

                                                A LEHMAN BROTHERS COMPANY
                                              ==================================






Neuberger Berman
EQUITY FUNDS




                                              INSTITUTIONAL CLASS SHARES

                                              Large Cap Disciplined Growth Fund

                                              Select Equities Fund






PROSPECTUS December 17, 2007



These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

NEUBERGER BERMAN
CONTENTS

        EQUITY FUNDS

        Large Cap Disciplined Growth Fund ..............................

        Select Equities Fund ...........................................


        YOUR INVESTMENT

        Share Prices ...................................................

        Privileges and Services ........................................

        Distributions and Taxes ........................................

        Maintaining Your Account .......................................

        Market Timing Policy ...........................................

        Portfolio Holdings Policy ......................................

        Fund Structure .................................................

        Related Performance.............................................


THESE FUNDS:

o    are designed for investors with long-term goals in mind
o offer you the opportunity to participate in financial markets through a professionally managed stock portfolio
o carry certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
o are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency
o normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities


THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAMES IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(C) 2007 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

Neuberger Berman
LARGE CAP DISCIPLINED GROWTH FUND


GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of large-capitalization companies, which it defines as those with a market capitalization greater than $3 billion at the time of purchase. The Fund seeks to generate a return that is greater than the average return for stocks in the Russell 1000 Index. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and a catalyst-driven approach, they seek to buy large-capitalization companies with strong historical and prospective earnings growth that, in the judgment of the manager, have a reasonable market valuation relative to their expected long term growth rate. The catalyst-driven approach involves examining companies for the presence of potential catalysts for growth which may include:

     o    new product development;
     o    management changes;
     o    demographic shifts;
     o    regulatory changes; and
     o    mergers, acquisitions and corporate reorganizations.

The Portfolio Managers then look to analyze the significance of the catalyst to determine whether or not the company demonstrates the necessary qualities for inclusion in the Fund's portfolio.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when:

     o    an expected catalyst does not materialize;
     o    a catalyst's impact is below expectations;
     o    the fundamental picture for the company or industry deteriorates;
     o    more attractive alternatives are available at better valuation levels;
     o    we believe the stock has become fully valued; and
     o    it grows too large relative to the rest of the portfolio.

As part of the Portfolio Managers' sell discipline, they identify stocks that are down from cost or down from a 52 week high and reevaluate those stocks to determine whether or not they still demonstrate the necessary qualities for inclusion in the Fund's portfolio. In addition, the Portfolio Managers typically will sell a position that grows too large relative to the rest of the portfolio.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in common stock of large-capitalization companies without providing shareholders at least 60 days' advance notice.

--> GROWTH INVESTING

FOR GROWTH INVESTORS, THE AIM IS TO INVEST IN COMPANIES THAT ARE ALREADY SUCCESSFUL BUT COULD BE EVEN MORE SO. OFTEN, THESE STOCKS ARE IN EMERGING OR RAPIDLY GROWING INDUSTRIES. ACCORDINGLY, THE FUND AT TIMES MAY INVEST A GREATER PORTION OF ITS ASSETS IN PARTICULAR INDUSTRIES OR SECTORS THAN OTHER FUNDS DO.

WHILE MOST GROWTH STOCKS ARE KNOWN TO INVESTORS, THEY MAY NOT YET HAVE REACHED THEIR FULL POTENTIAL. THE GROWTH INVESTOR LOOKS FOR INDICATIONS OF CONTINUED SUCCESS.

--> LARGE-CAP STOCKS

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. THEY MAY HAVE A VARIETY OF PRODUCTS AND BUSINESS LINES AND A SOUND FINANCIAL BASE THAT CAN HELP THEM WEATHER BAD TIMES.

COMPARED TO SMALLER COMPANIES, LARGE-CAP COMPANIES CAN BE SLOWER TO RESPOND TO CHANGES AND OPPORTUNITIES. AT THE SAME TIME, THEIR RETURNS HAVE SOMETIMES LED THOSE OF SMALLER COMPANIES, OFTEN WITH LOWER VOLATILITY.

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


At times, larger capitalization stocks may lag other types of stocks in performance, which could cause the Fund to perform worse than certain other funds over a given time period. Any type of stock may underperform any other during a given period.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund's investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

The Fund's performance may also suffer if certain stocks do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

--> OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.


WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL, OR OTHER CONDITIONS OR IT RECEIVES LARGE CASH INFLOWS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

PERFORMANCE

When this prospectus was prepared, the Fund was new and had no performance record. The Fund is modeled after separate accounts managed by Neuberger Berman Management Inc. with investment objectives, policies and strategies that are substantially similar to the Fund. Please see "Related Performance" for information on the performance of the separate accounts managed by Neuberger Berman Management Inc.

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.


--------------------------------------------------------------------------------

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(% of amount redeemed or exchanged)                          None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(% of average net assets)
These are deducted from Fund assets, so you pay
them indirectly.
Management fees*                                             0.70
Distribution (12b-1) fees                                    None
Other expenses**                                             0.43
--------------------------------------------------------------------------------
Total annual operating expenses                              1.13
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                 0.38
--------------------------------------------------------------------------------
Net expenses***                                              0.75
--------------------------------------------------------------------------------
* "Management fees" includes investment management and administration fees.
** "Other expenses" are based on estimated amounts for the current fiscal year. *** Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of the Fund through 8/31/2011 so that the total annual operating expenses of that class are limited to 0.75% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that the Institutional Class will repay NBMI for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 0.75% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


                                  1 Year                 3 Years
Expenses                           $77                    $240



INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. The Manager and Neuberger Berman, LLC are wholly owned subsidiaries of Lehman Brothers Holdings Inc. Together, the Neuberger Berman affiliates manage $237.4 billion in total assets (as of 8/31/2007) and continue an asset management history that began in 1939. The Fund will pay the Manager fees at the annual rate of 0.55% of the first $250 million, 0.525% of the next $250 million, 0.500% of the next $250 million, 0.475% of the next $250 million, 0.450% of the next $500 million, 0.425% of the next $2.5 billion, and 0.400% of amounts in excess of $4 billion of the Fund's average daily net assets for investment management services and 0.15% of its average daily net assets for administrative services provided to the Institutional Class of the Fund.


PORTFOLIO MANAGERS


DANIEL D. ROSENBLATT is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Rosenblatt joined the firms in 1990 and has been a Portfolio Manager of the Fund since its inception.


JOHN J. BARKER is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Barker joined the firms in 1994 and has been a Portfolio Manager of the Fund since its inception.

DANIEL J. FLETCHER, CFA is a Senior Vice President of Neuberger Berman Management Inc. and of Neuberger Berman, LLC. Mr. Fletcher joined the firms in 2004 and has been a Portfolio Managers of the Fund since its inception. Previously, Mr. Fletcher was an equity research analyst/product manager at Lehman Brothers.



Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

FINANCIAL HIGHLIGHTS

When this prospectus was prepared, the Fund was new and had no financial highlights to report.

Neuberger Berman
SELECT EQUITIES FUND

GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL.


To pursue this goal, the Fund invests mainly in common stocks of companies with a market capitalization greater than $10 billion. The Fund seeks to reduce risk by investing in multiple sectors and industries.


The Portfolio Managers use systematic, sequential research in identifying potential investments, relying, where possible, on first hand knowledge of the companies in which the Fund is investing. Investment selection begins with an evaluation of U.S. and foreign economic trends before the Portfolio Managers narrow their focus to particular industries which they believe have the best growth potential. From there the Portfolio Managers seek companies within those industries with:

o     solid growth dynamics;
o     sustainable competitive advantages;
o     strong financial metrics;
o     long-term free cash flow generation;
o     shareholder focus; and
o     insider ownership.

The Portfolio Managers consider a wide range of companies within each industry and typically screen out companies under $10 billion in total market capitalization, however, the Fund may invest in companies of any market capitalization.


The Portfolio Managers' investment horizon typically ranges from two to five years. The Fund typically will hold a limited number of stocks. Each stock at the time of purchase generally will not account for a significant percentage of the Fund's total assets, however, this may change with subsequent changes in the market value of the Fund's holdings.


The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

--> MID- AND LARGE-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY PERFORMED MORE LIKE SMALL-CAPS THAN LIKE LARGE-CAPS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER ATTRACTIVE LONG-TERM RETURNS.

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. COMPARED TO MID-CAP COMPANIES, THEY MAY BE LESS RESPONSIVE TO CHANGE, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF MID-CAP COMPANIES, OFTEN WITH LOWER VOLATILITY.

--> GROWTH AND VALUE INVESTING

THE FUND USES A BLEND OF GROWTH AND VALUE STRATEGIES. VALUE INVESTORS SEEK STOCKS TRADING AT BELOW MARKET AVERAGE PRICES BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES BEFORE OTHER INVESTORS DISCOVER THEIR WORTH. GROWTH INVESTORS SEEK COMPANIES THAT ARE ALREADY SUCCESSFUL BUT MAY NOT HAVE REACHED THEIR FULL POTENTIAL.

MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.


To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

VALUE INVESTING. With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

GROWTH INVESTING. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

SECTOR RISK. The Fund's investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

The Fund's performance may also suffer if certain stocks it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

NON-DIVERSIFICATION RISK. The Fund is non-diversified. This means that the percentage of the Fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the Fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

-->  OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.


WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL, OR OTHER CONDITIONS OR IT RECEIVES LARGE CASH INFLOWS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

PERFORMANCE

When this prospectus was prepared, the Fund was new and had no performance record to report. Accordingly, performance charts are not included.

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.


--------------------------------------------------------------------------------

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(% of amount redeemed or exchanged)                           None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(% of average net assets)
These are deducted from Fund assets, so you pay
them indirectly.
Management fees*                                              0.70
Distribution (12b-1) fees                                     None
Other expenses**                                              0.49
--------------------------------------------------------------------------------
Total annual operating expenses                               1.19
--------------------------------------------------------------------------------
Minus: Expense reimbursement                                  0.44
--------------------------------------------------------------------------------
Net expenses***                                               0.75
--------------------------------------------------------------------------------
* "Management fees" includes investment management and administration fees.
** "Other expenses" are based on estimated amounts for the current fiscal year. *** Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of the Fund through 8/31/2011 so that the total annual operating expenses of that class are limited to 0.75% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that the Institutional Class will repay NBMI for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 0.75% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


                                  1 Year                 3 Years
Expenses                           $77                    $240



INVESTMENT MANAGER


Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. The Manager and Neuberger Berman, LLC are wholly owned subsidiaries of Lehman Brothers Holdings Inc. Together, the Neuberger Berman affiliates manage $237.4 billion in total assets (as of 8/31/2007) and continue an asset management history that began in 1939. The Fund will pay the Manager fees at the annual rate of 0.55% of the first $250 million, 0.525% of the next $250 million, 0.500% of the next $250 million, 0.475% of the next $250 million, 0.450% of the next $500 million, 0.425% of the next $2.5 billion, and 0.400% of amounts in excess of $4 billion of the Fund's average daily net assets for investment management services and 0.15% of its average daily net assets for administrative services provided to the Institutional Class of the Fund.


PORTFOLIO MANAGERS


GERALD KAMINSKY is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Kaminsky joined the firms in 1999 and has been a Portfolio Manager of the Fund since its inception.

GARY KAMINSKY is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Kaminsky joined the firms in 1999 and has been a Portfolio Manager of the Fund since its inception.

MICHAEL KAMINSKY is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Kaminsky joined the firms in 1996 and has been a Portfolio Manager of the Fund since its inception.

RICHARD WERMAN is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Werman joined the firms in 2002 and has been a Portfolio Manager of the Fund since its inception.

MINDY SCHWARTZAPFEL is a Vice President of Neuberger Berman Management Inc. and Senior Vice President of Neuberger Berman, LLC. Ms. Schwartzapfel joined the firms in 1998 and has been an Associate Portfolio Manager of the Fund since its inception.


Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

FINANCIAL HIGHLIGHTS

When this prospectus was prepared, the Fund was new and had no financial highlights to report.

Neuberger Berman
YOUR INVESTMENT


--------------------------------------------------------------------------------
Institutional Class shares of each Fund are available through an investment provider or from Neuberger Berman Management Inc. (see "Maintaining Your Account")


o     SHARE PRICES


Because Institutional Class shares of each Fund do not have a sales charge, the price you pay for each share of a Fund is the Fund's net asset value per share. If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The Funds are open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. A Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

Each Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.


-->      SHARE PRICE CALCULATIONS


THE PRICE OF AN INSTITUTIONAL CLASS SHARE OF A FUND IS THE TOTAL VALUE OF THE FUND'S ASSETS ATTRIBUTABLE TO INSTITUTIONAL CLASS SHARES MINUS ITS LIABILITIES ATTRIBUTABLE TO THAT CLASS, DIVIDED BY THE TOTAL NUMBER OF INSTITUTIONAL CLASS SHARES OUTSTANDING. BECAUSE THE VALUE OF A FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.

WHEN VALUING PORTFOLIO SECURITIES, THE FUNDS USE MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.

WHEN A FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT IT WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND MAY SUBSTITUTE FOR THE MARKET PRICE A FAIR-VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY THE BOARD OF TRUSTEES. A FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO A FUND'S NET ASSET VALUE CALCULATION. A FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A

                               17 YOUR INVESTMENT

SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT A FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE BOARD OF TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.


o     PRIVILEGES AND SERVICES

If you purchase Institutional Class shares directly from Neuberger Berman Management Inc., you have access to the services listed below. If you are purchasing shares through an investment provider, consult that provider for information about investment services.

SYSTEMATIC INVESTMENTS -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more once you make an initial minimum investment of at least $5 million. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

SYSTEMATIC WITHDRAWALS -- This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

ELECTRONIC BANK TRANSFERS -- When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

-->      DOLLAR-COST AVERAGING

SYSTEMATIC INVESTING ALLOWS YOU TO TAKE ADVANTAGE OF THE PRINCIPLE OF DOLLAR-COST AVERAGING. WHEN YOU MAKE REGULAR INVESTMENTS OF A GIVEN AMOUNT - SAY, $100 A MONTH - YOU WILL END UP INVESTING AT DIFFERENT SHARE PRICES OVER TIME. WHEN THE SHARE PRICE IS HIGH, YOUR $100 BUYS FEWER SHARES; WHEN THE SHARE PRICE IS LOW, YOUR $100 BUYS MORE SHARES. OVER TIME, THIS CAN HELP LOWER THE AVERAGE PRICE YOU PAY PER SHARE.

DOLLAR-COST AVERAGING CANNOT GUARANTEE YOU A PROFIT OR PROTECT YOU FROM LOSSES IN A DECLINING MARKET. BUT IT CAN BE BENEFICIAL OVER THE LONG TERM.

o     DISTRIBUTIONS AND TAXES


DISTRIBUTIONS -- Each Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, each Fund makes any distributions once a year (in December).


Unless you designate otherwise, your income and capital gain distributions from a Fund will be reinvested in additional Institutional Class shares of the Fund. However, if you prefer you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account, or invested in Institutional Class shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about

                               18 YOUR INVESTMENT
whether your income and capital gain distributions will be reinvested in additional Fund shares or paid in cash.


HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to Roth IRAs, traditional individual retirement accounts ("IRAs") and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax. "Qualified distributions" from Roth IRAs are tax free if a five-year holding period is satisfied. Please refer to the Neuberger Berman Management Inc. Roth IRA Custodial Agreement and Disclosure Statement for more details. Earnings and gains in traditional IRAs, SEP-IRAs, SIMPLE-IRAs and other types of qualified retirement plans, such as profit sharing plans, are tax deferred until withdrawn. For more details on distributions from these types of accounts, refer to the Neuberger Berman Management Inc. Plan Documents.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss ("dividends") are generally taxed as ordinary income. However, a Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, financing and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund or whether you reinvested your distributions.


HOW SHARE TRANSACTIONS ARE TAXED --When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

-->      TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.


HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. THAT STATEMENT, OR A SEPARATE STATEMENT COVERS YOUR SHARE TRANSACTIONS.


MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

                               19 YOUR INVESTMENT

-->      BACKUP WITHHOLDING


A FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS (REGARDLESS OF WHETHER YOU REALIZE A GAIN OR LOSS) IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM A FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE INTERNAL REVENUE SERVICE TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.


IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF A SOCIAL SECURITY NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (FROM YOU OR FROM YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE SOCIAL SECURITY ADMINISTRATION FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-366-6264.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO IT, AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.

-->      BUYING SHARES BEFORE A DISTRIBUTION


THE MONEY A FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL INSTITUTIONAL CLASS SHARES OF A FUND OR PAID TO SHAREHOLDERS IN CASH.

BECAUSE OF THIS, IF YOU BUY SHARES JUST BEFORE A FUND MAKES A DISTRIBUTION, YOU WILL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.

GENERALLY, IF YOU ARE INVESTING IN A FUND THROUGH A TAX-ADVANTAGED RETIREMENT PLAN OR ACCOUNT, THERE ARE NO TAX CONSEQUENCES TO YOU FROM DISTRIBUTIONS.


o     MAINTAINING YOUR ACCOUNT


WHEN YOU BUY SHARES -- Instructions for buying shares from Neuberger Berman Management Inc. are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in a Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The minimum initial investment is $5 million.


When you purchase shares, you will receive the next share price to be calculated after your order has been accepted.

                               20 YOUR INVESTMENT

Purchase orders are deemed "accepted" when the Funds' transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with a Fund, your order is deemed "accepted" on the date you preselected on your SIP application for the systematic investments to occur.

WHEN YOU SELL SHARES -- If you bought your shares from Neuberger Berman Management Inc., instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been accepted. Redemption orders are deemed "accepted" when the Funds' transfer agent has received your order to sell.


In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see "Medallion Signature Guarantees").


When selling shares in an account that you do not intend to close, remember to leave at least $5 million worth of shares in the account. Otherwise, a Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and wire you the proceeds.

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of that Fund's shareholders as a whole.


UNCASHED CHECKS -- We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

STATEMENTS AND CONFIRMATIONS -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

WHEN YOU EXCHANGE SHARES -- You can move an investment from a Fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from the Fund to purchase shares of the other fund. There are three things to remember when making an exchange:

     o    both accounts must have the same registration
     o you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved
     o because an exchange is a sale for tax purposes, consider any tax consequences before placing your order

The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders.

                               21 YOUR INVESTMENT

PLACING ORDERS BY TELEPHONE -- Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.


Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.


In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

     o in unusual circumstances where the law allows additional time if needed

     o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.


The Funds do not issue certificates for shares.

OTHER POLICIES -- Under certain circumstances, the Funds reserve the right to:

     o    suspend the offering of shares
     o    reject any exchange or purchase order
     o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
     o    change, suspend, or revoke the exchange privilege
     o    suspend the telephone order privilege
     o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
     o suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission ("SEC")
     o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
     o remain open and process orders to purchase or sell Fund shares when the Exchange is closed.


-->      MEDALLION SIGNATURE GUARANTEES

YOU MAY NEED A MEDALLION SIGNATURE GUARANTEE WHEN YOU SELL SHARES DIRECTLY OR THROUGH AN INVESTMENT PROVIDER. A MEDALLION SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

                               22 YOUR INVESTMENT

MEDALLION SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR TO THE INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A MEDALLION SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A MEDALLION SIGNATURE
GUARANTEE.

-->      INVESTMENT PROVIDERS

THE INSTITUTIONAL CLASS SHARES AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.


THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUNDS AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL SHARES OF EACH FUND DESCRIBED IN THIS PROSPECTUS.

MOST INVESTMENT PROVIDERS ALLOW YOU TO TAKE ADVANTAGE OF THE FUND EXCHANGE PROGRAM, WHICH IS DESIGNED FOR MOVING AN INVESTMENT FROM ONE FUND TO A COMPARABLE CLASS OF ANOTHER FUND IN THE FUND FAMILY THROUGH AN EXCHANGE OF SHARES SEE "WHEN YOU EXCHANGE SHARES" FOR MORE INFORMATION. IN EXCHANGE FOR THE SERVICES IT OFFERS, YOUR INVESTMENT PROVIDER MAY CHARGE FEES, WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS.


-->      ADDITIONAL PAYMENTS TO INVESTMENT PROVIDERS


NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES WILL PAY ADDITIONAL COMPENSATION, OUT OF THEIR OWN RESOURCES AND NOT AS AN EXPENSE OF THE FUNDS, TO CERTAIN INVESTMENT PROVIDERS OR OTHER FINANCIAL INTERMEDIARIES, INCLUDING AFFILIATES, IN CONNECTION WITH THE SALE, DISTRIBUTION, RETENTION AND/OR SERVICING OF FUND SHARES. IF YOUR INVESTMENT PROVIDER RECEIVES SUCH PAYMENTS, THESE PAYMENTS MAY CREATE AN INCENTIVE FOR YOUR INVESTMENT PROVIDER OR ITS EMPLOYEES TO RECOMMEND OR SELL SHARES OF A FUND TO YOU. IF YOU HAVE PURCHASED SHARES OF A FUND THROUGH AN INVESTMENT PROVIDER, PLEASE SPEAK WITH YOUR INVESTMENT PROVIDER TO LEARN MORE ABOUT ANY PAYMENTS IT RECEIVES FROM NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES, AS WELL AS FEES AND/OR COMMISSIONS THE INVESTMENT PROVIDER CHARGES. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR INVESTMENT PROVIDER AT THE TIME OF PURCHASE. ANY SUCH PAYMENTS WILL NOT CHANGE THE NET ASSET VALUE OR THE PRICE OF A FUND'S SHARES. FOR MORE INFORMATION, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.


-->      INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER

                               23 YOUR INVESTMENT

IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.

                               24 YOUR INVESTMENT

If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact it for instructions.

BUYING SHARES

---------------------------------------------------------------------------------------------------------------------------
Method                            Things to know                                      Instructions

---------------------------------------------------------------------------------------------------------------------------
SENDING US A CHECK                Your first investment must be at least              Fill out the application and enclose
                                  $5 million                                          your check

                                  We cannot accept cash, money orders, starter        If regular first-class mail, send to:
                                  checks, cashier's checks, travelers checks, or         NEUBERGER BERMAN FUNDS
                                  other cash equivalents                                 BOSTON SERVICE CENTER
                                                                                         P.O. BOX 8403
                                  You will be responsible for any losses or fees         BOSTON, MA 02266-8403
                                  resulting from a bad check; if necessary,
                                  we may sell other shares belonging to you in        If express delivery, registered mail,
                                  order to cover these losses                         or certified mail, send to:
                                                                                         NEUBERGER BERMAN FUNDS
                                  All checks must be made out to "Neuberger              C/O STATE STREET BANK AND
                                  Berman Funds"; we cannot accept checks made            TRUST COMPANY
                                  out to you or other parties and signed over            30 DAN ROAD
                                  to us                                                  CANTON, MA 02021

---------------------------------------------------------------------------------------------------------------------------
WIRING MONEY                      Your first investment must be at least              Before wiring any money, call
                                  $5 million                                          800-366-6264 for an order confirmation

                                                                                      Have your financial institution send
                                                                                      your wire to State Street Bank and
                                                                                      Trust Company

                                                                                      Include your name, the Fund name,
                                                                                      your account number and other
                                                                                      information as requested

---------------------------------------------------------------------------------------------------------------------------
EXCHANGING FROM ANOTHER FUND      All exchanges must be for at least $1,000           Call 800-366-6264 to place your order

                                  Both accounts involved must be registered in the same name, address and tax ID number

                                  An exchange order cannot be cancelled or changed once it has been placed

---------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE                      We do not accept phone orders for a first           Call 800-366-6264 to notify us of
                                  investment                                          your purchase

                                  Additional shares will be purchased when your       Immediately follow up with a wire or
                                  order is accepted                                   electronic transfer

                                  Not available on retirement accounts

---------------------------------------------------------------------------------------------------------------------------
SETTING UP SYSTEMATIC             All investments must be at least $100 (in           Call 800-366-6264 for instructions
INVESTMENTS                       addition to an initial minimum investment of
                                  at least $5 million)

---------------------------------------------------------------------------------------------------------------------------

                                                      25 YOUR INVESTMENT

SELLING SHARES

---------------------------------------------------------------------------------------------------------------------------
Method                            Things to know                                      Instructions

---------------------------------------------------------------------------------------------------------------------------
SENDING US A LETTER               Unless you instruct us otherwise,                   Send us a letter requesting us to sell
                                  we will mail your proceeds by check to the          shares signed by all registered owners;
                                  address of record, payable to the registered        include your name, account number, the
                                  owner(s)                                            Fund name, the dollar amount or number
                                                                                      of shares you want to sell, and any
                                  If you have designated a bank account on your       other instructions
                                  application, you can request that we wire the
                                  proceeds to this account                            If regular first-class mail, send to:
                                                                                          NEUBERGER BERMAN FUNDS
                                  You can also request that we send the proceeds          BOSTON SERVICE CENTER
                                  to your designated bank account by electronic           P.O. BOX 8403
                                  transfer (ACH)                                          BOSTON, MA 02266-8403

                                  You may need a Medallion signature guarantee        If express delivery, registered mail,
                                                                                      or certified mail, send to:
                                  Please also supply us with your e-mail address          NEUBERGER BERMAN FUNDS
                                  and daytime telephone number when you write to          C/O STATE STREET BANK AND TRUST
                                  us in the event we need to reach you                    COMPANY
                                                                                          30 DAN ROAD
                                                                                          CANTON, MA 02021

---------------------------------------------------------------------------------------------------------------------------
SENDING US A FAX                  Not available if you have changed the address       Write a request to sell shares as
                                  on the account in the past 15 days                  described above

                                                                                      Call 800-366-6264 to obtain the
                                                                                      appropriate fax number

---------------------------------------------------------------------------------------------------------------------------
CALLING IN YOUR ORDER             Not available if you have declined the phone        Call 800-366-6264 to place your order
                                  option or are selling shares in certain
                                  retirement accounts (The only exception is for      Give your name, account number, the
                                  those retirement shareholders who are at least      Fund name, the dollar amount or
                                  59 1/2 or older and have their birthdates on        number of shares you want to sell,
                                  file)                                               and any other instructions

                                  Not available if you have changed the address on the account in the past 15 days

---------------------------------------------------------------------------------------------------------------------------
EXCHANGING INTO ANOTHER FUND      All exchanges must be for at least $1,000           Call 800-366-6264 to place your order

                                  Both accounts must be registered in the same name, address and tax ID number

                                  An exchange order cannot be cancelled or changed once it has been placed

---------------------------------------------------------------------------------------------------------------------------
SETTING UP SYSTEMATIC             Withdrawals must be at least $100                   Call 800-366-6264 for instructions
WITHDRAWALS

---------------------------------------------------------------------------------------------------------------------------

                                                      26 YOUR INVESTMENT

-->      RETIREMENT ACCOUNTS AND PLANS

WE OFFER INVESTORS A NUMBER OF TAX-ADVANTAGED ACCOUNTS AND PLANS FOR RETIREMENT
SAVING:

TRADITIONAL IRAS ALLOW MONEY TO GROW TAX-DEFERRED UNTIL YOU TAKE IT OUT, USUALLY AT OR AFTER RETIREMENT. CONTRIBUTIONS ARE DEDUCTIBLE FOR SOME INVESTORS, BUT EVEN WHEN THEY ARE NOT, AN IRA CAN BE BENEFICIAL.

ROTH IRAS OFFER TAX-FREE GROWTH LIKE A TRADITIONAL IRA, BUT INSTEAD OF TAX-DEDUCTIBLE CONTRIBUTIONS, THE WITHDRAWALS ARE TAX-FREE FOR INVESTORS WHO MEET CERTAIN REQUIREMENTS.

ALSO AVAILABLE: SEP-IRA, SIMPLE, KEOGH, AND OTHER TYPES OF PLANS. COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS), THOUGH NOT FOR RETIREMENT SAVINGS, ALSO ARE AVAILABLE. CONSULT YOUR TAX PROFESSIONAL TO FIND OUT WHICH TYPES OF ACCOUNTS OR PLANS MAY BE BENEFICIAL FOR YOU, THEN CALL 800-366-6264 FOR INFORMATION ON ANY NEUBERGER BERMAN RETIREMENT ACCOUNT OR PLAN.

o     MARKET TIMING POLICY


Frequent purchases, exchanges and redemptions of Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, each Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management Inc. applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in each Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make an effort to monitor for market-timing activities, the ability of each Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.


o     PORTFOLIO HOLDINGS POLICY


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.

The complete portfolio holdings for each Fund are available at https://www.nb.com/nb/mutual_funds_prospectuses 15-30 days after each month-end.



                               27 YOUR INVESTMENT

Each Fund's complete portfolio holdings will remain available at www.nb.com until the subsequent month-end holdings have been posted. Complete holdings for each Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.


o     FUND STRUCTURE


Each Fund uses a "multiple class" structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Institutional Class shares of each Fund.


                               28 YOUR INVESTMENT

RELATED PERFORMANCE

LARGE CAP DISCIPLINED GROWTH COMPOSITE

As of the date of this prospectus, Neuberger Berman Large Cap Disciplined Growth Fund is new and has no performance to report.

Neuberger Berman Management Inc. also manages separate accounts with investment objectives, policies and strategies that are substantially similar to the Fund. Below you will find information about the prior performance of Large Cap Disciplined Growth Composite. Large Cap Disciplined Growth Composite is a composite of accounts that invest in issues that, in the judgment of the manager, have a reasonable market valuation relative to their expected long term growth rate. The asset size of Large Cap Disciplined Growth Composite as of December 31, 2006 was approximately $900 million.

The accounts in the composite are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance results of the Large Cap Disciplined Growth Composite.

The performance of Large Cap Disciplined Growth Composite does not represent the past performance of the Fund and is not an indication of the future performance of the Fund. You should not assume that the Fund will have the same performance as Large Cap Disciplined Growth Composite. The performance of the Fund may be better or worse than the performance of Large Cap Disciplined Growth Composite due to, among other things, differences in portfolio holdings, expenses, sales charges, asset sizes, and cash flows between the Fund and the Large Cap Disciplined Growth Composite. The accounts in Large Cap Disciplined Growth Composite generally have lower expenses and are sold through different distribution channels than the Fund.


The bar chart below shows how performance of Large Cap Disciplined Growth Composite has varied from year to year. The table beside the chart shows what the return of Large Cap Disciplined Growth Composite would equal if you averaged out actual performance over various lengths of time. The performance information shown below does not reflect the expenses of the accounts in the Large Cap Disciplined Growth Composite. If these expenses were reflected, the returns shown would be lower. This information is based on past performance; it's not a prediction of future results.


LARGE CAP DISCIPLINED GROWTH COMPOSITE
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR
[Bar Chart]

-------------------------------------------------------------------------------------------------
1997      1998      1999      2000      2001       2002       2003      2004      2005    2006
-------------------------------------------------------------------------------------------------
32.16     28.92     51.51     -1.48     -15.39     -17.14     28.15     13.11     9.89    11.07
-------------------------------------------------------------------------------------------------

Best quarter: Q4 `99, 31.85%                Worst quarter:  Q3 `01, -17.51%

Year-to-date performance as of 9/30/2007: 16.39%

--------------------------------------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/2006
--------------------------------------------------------------------------------------------------------------------------
LARGE CAP DISCIPLINED GROWTH COMPOSITE                                        1 Year         5 Year         10 Year
------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                           11.07           7.95           12.18
------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                            N/A             N/A            N/A
------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                    N/A             N/A            N/A
------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                                                      9.07           2.69            5.44
------------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.
------------------------------------------------------------------------------------------------------------------------
INDEX DESCRIPTION:
The Russell 1000 Growth Index is an unmanaged index of U.S. mid-and large-cap growth stocks.
------------------------------------------------------------------------------------------------------------------------


                                                29 YOUR INVESTMENT

NEUBERGER BERMAN EQUITY FUNDS
INSTITUTIONAL CLASS SHARES

No load, sales charges or 12b-1 fees


If you would like further details on these Funds you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- The shareholder reports offer information about each Fund's recent performance, including:

     o a discussion by the Portfolio Managers about strategies and market conditions that significantly affect the Fund's performance
     o  Fund performance data and financial statements
     o  portfolio holdings



STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on these Funds, including:

     o  various types of securities and practices, and their risks
     o  investment limitations and additional policies
     o  information about each Fund's management and business structure



The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC

-->      OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, 100 F STREET, N. E., WASHINGTON, DC 20549-9303. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-551-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.

NEUBERGER BERMAN
A LEHMAN BROTHERS COMPANY

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY  10158-0180

SHAREHOLDER SERVICES
800.877.9700

INSTITUTIONAL SERVICES
800.366.6264


www.nb.com



SEC file number: 811-582

--------------------------------------------------------------------------------
                         NEUBERGER BERMAN EQUITY FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

 Investor Class Shares, Trust Class Shares, Advisor Class Shares, Institutional
                Class Shares, Class A Shares, and Class C Shares

                            DATED DECEMBER 17, 2007

Neuberger Berman CENTURY Fund                   Neuberger Berman FASCIANO Fund

Neuberger Berman FOCUS Fund                     Neuberger Berman GENESIS Fund
Neuberger Berman GUARDIAN Fund                  Neuberger Berman INTERNATIONAL
                                                Fund
Neuberger Berman INTERNATIONAL                  Neuberger Berman INTERNATIONAL
INSTITUTIONAL Fund                              LARGE CAP Fund

Neuberger Berman LARGE CAP DISCIPLINED
GROWTH Fund                                     Neuberger Berman MID CAP GROWTH
                                                Fund
Neuberger Berman PARTNERS Fund                  Neuberger Berman REAL ESTATE
                                                Fund
Neuberger Berman REGENCY Fund                   Neuberger Berman SELECT EQUITIES
                                                Fund
Neuberger Berman SMALL AND MID                  Neuberger Berman SMALL CAP
CAP GROWTH Fund                                 GROWTH Fund

Neuberger Berman SOCIALLY RESPONSIVE Fund

--------------------------------------------------------------------------------

              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700

     Neuberger Berman CENTURY Fund, Neuberger Berman FASCIANO Fund, Neuberger Berman FOCUS Fund, Neuberger Berman GENESIS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman MID CAP GROWTH Fund (formerly, Neuberger Berman Manhattan Fund) Neuberger Berman PARTNERS Fund, Neuberger Berman REAL ESTATE Fund, Neuberger Berman REGENCY Fund, Neuberger Berman SELECT EQUITIES Fund, Neuberger Berman SMALL AND MID CAP GROWTH Fund (formerly, Neuberger Berman All Cap Growth Fund), Neuberger Berman SMALL CAP GROWTH Fund (formerly, Neuberger Berman Millennium Fund) and Neuberger Berman SOCIALLY RESPONSIVE Fund (each a "Fund") are mutual funds that offer shares pursuant to Prospectuses dated December 17, 2007.


     The Prospectus for your share class provides more information about the Funds that you should know before investing. You can get a free copy of the Prospectus for your share class from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2[nd ]Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the appropriate Prospectus carefully before investing.

      This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for your share class.

      No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

      The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. {copyright}2007 Neuberger Berman Management Inc. All rights reserved.

                               TABLE OF CONTENTS

                                                                            Page

INVESTMENT INFORMATION.........................................................1
      Investment Policies and Limitations......................................1
      Cash Management and Temporary Defensive Positions........................6
      Additional Investment Information........................................7

PERFORMANCE INFORMATION.......................................................40
      Average Annual Total Return Computations................................40
      Average Annual Total Return After Taxes on Distributions................41
      Average Annual Total Return After Taxes on Distributions and Sale of
            Fund Shares.......................................................41

CERTAIN RISK CONSIDERATIONS...................................................41

TRUSTEES AND OFFICERS.........................................................41
      Information about the Board of Trustees.................................42
      Information about the Officers of the Trust.............................49

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................59
      Investment Manager and Administrator....................................59
      Management and Administration Fees......................................60
      Contractual Expense Limitations.........................................64
      Voluntary Expense Limitations...........................................66
      Sub-Adviser.............................................................67
      Portfolio Manager Information...........................................68
      Other Investment Companies Managed......................................77
      Codes of Ethics.........................................................77
      Management and Control of NB Management and Neuberger Berman............78

DISTRIBUTION ARRANGEMENTS.....................................................78
      Distributor.............................................................79
      Revenue Sharing.........................................................80
      Distribution Plan (Trust Class Only)....................................81
      Distribution Plan (Advisor Class Only)..................................82
      Distribution Plan (Class A Only)........................................83
      Distribution Plan (Class C Only)........................................83
      Distribution Plan (Advisor Class, Trust Class, Class A and Class C).....84

ADDITIONAL PURCHASE INFORMATION...............................................85
      Share Prices and Net Asset Value (All Classes)..........................85
      Financial Intermediaries................................................86
      Automatic Investing and Dollar Cost Averaging...........................86

ADDITIONAL EXCHANGE INFORMATION...............................................93

ADDITIONAL REDEMPTION INFORMATION.............................................95

      Suspension of Redemptions...............................................95
      Redemptions in Kind.....................................................95

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................95

ADDITIONAL TAX INFORMATION....................................................96
      Taxation of the Funds...................................................96
      Taxation of the Funds' Shareholders....................................101

FUND TRANSACTIONS............................................................102
      Commission Recapture Program and Expense Offset Arrangement............113
      Portfolio Turnover.....................................................115
      Proxy Voting...........................................................115

PORTFOLIO HOLDINGS DISCLOSURE................................................116
      Portfolio Holdings Disclosure Policy...................................116
      Portfolio Holdings Disclosure Procedures...............................116
      Portfolio Holdings Approved Recipients.................................117

REPORTS TO SHAREHOLDERS......................................................118

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS...............................119

CUSTODIAN AND TRANSFER AGENT.................................................120

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS...............................120

LEGAL COUNSEL................................................................120

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................120

REGISTRATION STATEMENT.......................................................134

FINANCIAL STATEMENTS.........................................................134

APPENDIX A - RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.................A-1

                             INVESTMENT INFORMATION

     Each Fund is a separate operating series of Neuberger Berman Equity Funds ("Trust"), a Delaware statutory trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

     At the close of business on March 23, 2001, Neuberger Berman FASCIANO Fund acquired all of the assets and assumed all of the liabilities of Fasciano Fund, Inc.

     Through December 15, 2000, the Advisor Class, Investor Class, Trust Class, and Institutional Class (each a "Class") units of beneficial interest ("shares") of each Fund (except those identified in the next paragraph) were organized as feeder funds in a master-feeder structure rather than a multiple-class structure. These feeder funds were series of Neuberger Berman Equity Assets, Neuberger Berman Equity Funds, Neuberger Berman Equity Trust, and Neuberger Berman Equity Series, respectively.

     Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman REAL ESTATE Fund and Neuberger Berman SMALL AND MID CAP GROWTH Fund commenced operations as separate series of the Trust on June 17, 2005, August 1, 2006, May 1, 2002 and September 5, 2006, respectively.

     The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of each Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

            (1)67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

            (2)a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

INVESTMENT POLICIES AND LIMITATIONS
-----------------------------------

      Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund.

      The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:

     1. BORROWING (ALL FUNDS EXCEPT NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, AND NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND). No Fund may borrow money, except that a Fund may
(i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund's total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

     BORROWING (NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, AND NEUBERGER BERMAN INTERNATIONAL LARGE CAP
FUND). No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and
(ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund's total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

     2. COMMODITIES (ALL FUNDS EXCEPT NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, AND NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND). No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

     COMMODITIES (NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, AND NEUBERGER BERMAN INTERNATIONAL LARGE CAP
FUND). No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currencies or forward contracts, or from investing in securities of any kind.

     3. DIVERSIFICATION (ALL FUNDS EXCEPT NEUBERGER BERMAN CENTURY FUND, NEUBERGER BERMAN FOCUS FUND, NEUBERGER BERMAN REAL ESTATE FUND AND NEUBERGER BERMAN SELECT EQUITIES FUND). No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government and Agency Securities"), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     DIVERSIFICATION (NEUBERGER BERMAN CENTURY FUND, NEUBERGER BERMAN FOCUS FUND, NEUBERGER BERMAN REAL ESTATE FUND AND NEUBERGER BERMAN SELECT EQUITIES
FUND). Each Fund is non-diversified under the 1940 Act.

     4. INDUSTRY  CONCENTRATION  (ALL FUNDS EXCEPT  NEUBERGER BERMAN REAL ESTATE
FUND). No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.

     INDUSTRY CONCENTRATION (NEUBERGER BERMAN REAL ESTATE FUND). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.

     5. LENDING. No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

     6. REAL ESTATE (ALL FUNDS EXCEPT NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND, AND NEUBERGER BERMAN REAL ESTATE FUND). No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

     REAL ESTATE (NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, AND NEUBERGER BERMAN INTERNATIONAL LARGE CAP
FUND). No Fund may invest any part of its total assets in real estate or interests in real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing readily marketable securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

     REAL ESTATE (NEUBERGER BERMAN REAL ESTATE FUND). The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

     7. SENIOR SECURITIES. No Fund may issue senior securities, except as permitted under the 1940 Act.

     8. UNDERWRITING. No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

     For purposes of the limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.

     Each Fund (except Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman SMALL CAP GROWTH Fund, and Neuberger Berman SOCIALLY RESPONSIVE
Fund) has the following fundamental investment policy:

            Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

     Neuberger Berman SMALL CAP GROWTH Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund have the following fundamental investment policy:

            Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

     Neuberger  Berman   INTERNATIONAL  Fund,   Neuberger  Berman  INTERNATIONAL
INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund have the following fundamental investment policy:

            Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

     For the purposes of the limitation on industry concentration, please note that Neuberger Berman INTERNATIONAL LARGE CAP Fund relies on the Global Industry Classification Standard, which considers diversified commercial banks and regional commercial banks to be separate industries.

     The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:

     1. BORROWING (ALL FUNDS EXCEPT NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND, NEUBERGER BERMAN LARGE CAP DISCIPLINED GROWTH FUND, NEUBERGER BERMAN PARTNERS FUND, NEUBERGER BERMAN REGENCY FUND AND NEUBERGER BERMAN SELECT EQUITIES FUND). No Fund may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

     BORROWING (NEUBERGER BERMAN LARGE CAP DISCIPLINED GROWTH FUND, NEUBERGER BERMAN PARTNERS FUND, NEUBERGER BERMAN REGENCY FUND AND NEUBERGER BERMAN SELECT EQUITIES FUND). No Fund may purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.

     2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, no Fund may make any loans other than securities loans.

     3. MARGIN TRANSACTIONS. No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

     4. FOREIGN SECURITIES (NEUBERGER BERMAN FASCIANO FUND, NEUBERGER BERMAN FOCUS FUND, NEUBERGER BERMAN GENESIS FUND, NEUBERGER BERMAN GUARDIAN FUND, NEUBERGER BERMAN MID CAP GROWTH FUND, NEUBERGER BERMAN REAL ESTATE FUND,
NEUBERGER BERMAN SMALL AND MID CAP GROWTH FUND, NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND). No Fund may invest more than 10% of the value of its total assets in securities denominated in foreign currency.

     FOREIGN SECURITIES (NEUBERGER BERMAN CENTURY FUND, NEUBERGER BERMAN LARGE CAP DISCIPLINED GROWTH FUND, NEUBERGER BERMAN PARTNERS FUND, NEUBERGER BERMAN REGENCY FUND AND NEUBERGER BERMAN SMALL CAP GROWTH FUND). No Fund may invest more than 20% of the value of its total assets in securities denominated in foreign currency.

     FOREIGN SECURITIES (NEUBERGER BERMAN SELECT EQUITIES FUND). The Fund may not invest more than 30% of the value of its total assets in securities denominated in foreign currency.

     These policies do not limit investment in American Depository Receipts ("ADRs") and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

     5. ILLIQUID SECURITIES. No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

     6. PLEDGING  (NEUBERGER  BERMAN GENESIS FUND AND NEUBERGER  BERMAN GUARDIAN
FUND). Neither of these Funds may pledge or hypothecate any of its assets, except that (i) Neuberger Berman GENESIS Fund may pledge or hypothecate up to 15% of its total assets to collateralize a borrowing permitted under fundamental policy 1 above or a letter of credit issued for a purpose set forth in that policy and (ii) each Fund may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Fund to a mutual insurance company of which the Fund is a member. The other Funds are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

     7. INVESTMENTS IN ANY ONE ISSUER (NEUBERGER BERMAN FOCUS FUND, NEUBERGER BERMAN REAL ESTATE FUND AND NEUBERGER BERMAN SELECT EQUITIES FUND). At the close of each quarter of each Fund's taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and
(ii) with regard to 50% of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer. These limitations do not apply to government securities, as defined for purposes of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended ("Code"), or securities of another regulated investment company (as so defined) ("RIC").

     8. SOCIAL POLICY (NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND). The Fund may not purchase securities of issuers that derive more than 5% of their total revenue from the production of alcohol, tobacco, weapons or nuclear power and may not purchase securities of issuers deriving more than 5% of total revenue from gambling.

     9. EQUITY SECURITIES. Each Fund normally invests at least 80% of its net assets in equity securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days' notice to shareholders. As used in this policy, "assets" means net assets plus the amount of any borrowing for investment purposes. (Only Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund may borrow for investment purposes.)


     Convertible securities are considered equity securities for purposes of each Fund's non-fundamental policy to invest at least 80% of its net assets in equity securities.


CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS. For temporary defensive purposes, or to manage cash pending investment or payout, each Fund (except Neuberger Berman SOCIALLY RESPONSIVE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund) may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

     For temporary defensive purposes, or to manage cash pending investment or payout, any part of Neuberger Berman SOCIALLY RESPONSIVE Fund's assets may be retained temporarily in U.S. Government and Agency Securities, investment grade fixed income securities of non-governmental issuers, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents. Generally, the foregoing temporary investments for Neuberger Berman SOCIALLY RESPONSIVE Fund are selected with a concern for the social impact of each investment. For instance the Neuberger Berman SOCIALLY RESPONSIVE Fund can invest in certificates of deposits issued by community banks and credit unions.

     For temporary defensive purposes, or to manage cash pending investment or payout, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, U.S. Government and Agency Securities, and repurchase agreements. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may also invest in such instruments to increase liquidity or to provide collateral to be segregated.

     In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. Among other things, the conditions preclude the Fund from paying a sales charge, as defined in rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") ("sales charge"), or service fee, as defined in rule 2830(b) of the Conduct Rules of the NASD, in connection with its purchase or redemption of the money market fund's or unregistered fund's shares, or the Fund's investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

     In addition, pursuant to an exemptive order received from the SEC, a Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund. Money market funds and unregistered funds do not necessarily invest in accordance with Neuberger Berman SOCIALLY RESPONSIVE Fund's Social Policy.

ADDITIONAL INVESTMENT INFORMATION
---------------------------------

     Some or all of the Funds, as indicated below, may make the following investments, among others; some of which are part of the Fund's principal investment strategies and some of which are not. The principal risks of each Fund's principal strategies are discussed in the Prospectuses. They may not buy all of the types of securities or use all of the investment techniques that are described.

     ILLIQUID SECURITIES (ALL FUNDS). Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Funds are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Funds may be subject to legal restrictions that could be costly to the Funds.

     POLICIES AND LIMITATIONS. No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

     REPURCHASE AGREEMENTS (ALL FUNDS). In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System (or, in the case of Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, and Neuberger Berman INTERNATIONAL LARGE CAP Funds also from a foreign bank or from a U.S. branch or agency of a foreign bank) or from a securities dealer that agrees to repurchase the from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers. If Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund or Neuberger Berman INTERNATIONAL LARGE CAP Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

     POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

     SECURITIES LOANS (ALL FUNDS). Each Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Funds do not have the right to vote on securities while they are on loan. However, it is the Funds' policy to attempt to terminate loans in time to vote those proxies that a Fund has determined are material to the interests of the Fund. NB Management believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Funds also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Funds may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

     POLICIES AND LIMITATIONS. Each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. See the section entitled "Cash Management and Temporary Defensive Positions" for information on how the cash collateral may be invested. A Fund does not count the collateral for purposes of any investment policy or limitation that requires that Fund to invest specific percentages of its assets in accordance with its principal investment program.

     RESTRICTED SECURITIES AND RULE 144A SECURITIES (ALL FUNDS). Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

     Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time that Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

     POLICIES AND LIMITATIONS. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund's 15% limit on investments in illiquid securities.

     REVERSE REPURCHASE AGREEMENTS (ALL FUNDS). In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

     POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of each Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to that Fund's obligations under the agreement.

     LEVERAGE (ALL FUNDS). Each Fund may engage in transactions that have the effect of leverage. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in a Fund's net asset value ("NAV"). Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to that Fund's shareholders as dividends, if any, will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of each Fund's investment limitations. In addition, securities lending transactions and when issued transactions may create leverage.

     POLICIES AND LIMITATIONS. Each of Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund may make investments while borrowings are outstanding. For the other Funds (except Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REGENCY Fund and Neuberger Berman SELECT EQUITIES Fund), none of them may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of a Fund's total assets. Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REGENCY Fund and Neuberger Berman SELECT EQUITIES Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of a Fund's total assets.

     Each of Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund and Neuberger Berman INTERNATIONAL LARGE CAP Fund may use leverage for investment purposes, however, in general, these Funds do not intend to do so.

     Each of Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman PARTNERS Fund and Neuberger Berman REGENCY Fund may use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

     FOREIGN SECURITIES (ALL FUNDS). Each Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds' rights as investors.

     Each Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on portfolio transactions.

     Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

     Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

     The Funds may invest in ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and International Depository Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

     Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

     POLICIES AND LIMITATIONS. To limit the risks inherent in investing in foreign currency denominated securities, a Fund (except Neuberger Berman CENTURY Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman PARTNERS Fund,
Neuberger Berman REGENCY Fund, Neuberger Berman SELECT EQUITIES Fund and Neuberger Berman SMALL CAP GROWTH Fund) may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Each of Neuberger Berman CENTURY Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REGENCY Fund and Neuberger Berman SMALL CAP GROWTH Fund may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities. Neuberger Berman SELECT EQUITIES Fund may not purchase foreign currency denominated securities if, as a result, more than 30% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, none of these Funds is restricted in the amount it may invest in securities denominated in any one foreign currency. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund invest primarily in foreign securities.

     Investments in securities of foreign issuers are subject to each Fund's quality standards. Each Fund (except Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH and Neuberger Berman SELECT EQUITIES Fund) may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

     FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND, NEUBERGER BERMAN PARTNERS FUND AND NEUBERGER BERMAN REGENCY FUND). Each Fund may purchase securities on a when-issued basis and Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund and Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH and Neuberger Berman SELECT EQUITIES Fund may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When- issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

     When-issued purchases and forward commitment transactions enable a Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price.

     The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund's NAV starting on the date of the agreement to purchase the securities. Because a Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in that Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund's NAV as long as the commitment to sell remains in effect.

     POLICIES AND LIMITATIONS. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it has been entered into. Each Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize capital gains or losses in connection with these transactions.


     When a Fund purchases securities on a when-issued or forward commitment basis, that Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of that Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on the Fund's records as segregated, while the commitment is outstanding. These procedures are designed to ensure that each Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.


     TECHNOLOGY SECURITIES (ALL FUNDS). These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing
which   may   increase   their   volatility.   Competitive   pressures   in  the
technology-related industries also may have a significant effect on the performance of technology securities.

     The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

     MASTER LIMITED PARTNERSHIPS (ALL FUNDS). Master limited partnerships ("MLPs") are limited partnerships (or similar entities) in which the ownership units (i.e., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter ("OTC") market. Many MLPs operate in the oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

     Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

     The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

              FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON SECURITIES AND
INDICES, FORWARD CONTRACTS, AND OPTIONS ON FOREIGN CURRENCIES (COLLECTIVELY, "FINANCIAL INSTRUMENTS")


     FUTURES CONTRACTS AND OPTIONS THEREON (ALL FUNDS). Each of Neuberger Berman CENTURY Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH, Neuberger Berman REAL ESTATE Fund, Neuberger Berman SELECT EQUITIES Fund, Neuberger Berman SMALL CAP GROWTH Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund may purchase and sell single stocks and interest rate futures contracts, stock and bond index futures contracts (including those on a narrow-based index), and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits each Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. These Funds view investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

     Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may enter into futures contracts and options on currencies, single stocks, debt securities, interest rates, and securities indices (including those on a narrow-based index) that are traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC") or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

     Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may sell futures contracts to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. Each Fund may purchase futures contracts to fix what NB Management believes to be a favorable price for securities that Fund intends to purchase. If a futures contract is purchased by a Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for anticipated differences in volatility between positions Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund may wish to hedge and the standardized futures contracts available to it, each Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

     With respect to currency futures, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may sell a futures contract or a call option, or they may purchase a put option on such futures contract, if NB Management anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If NB Management anticipates that a particular currency will rise, each Fund may purchase a currency futures contract or a call option to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. Each Fund may also purchase a currency futures contract or a call option thereon for non-hedging purposes when NB Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in each Fund.

     For purposes of managing cash flow, each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index").

     A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

     U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

     Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

     "Margin" with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing their NAVs, the Funds mark to market the value of their open futures positions. Each Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased).

If the futures commission merchant or broker holding the margin deposit goes bankrupt, a Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

     Although each Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

     Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could have an adverse impact on the NAV of the Fund.

     Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

     Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

     POLICIES AND LIMITATIONS. Neuberger Berman CENTURY Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH, Neuberger Berman REAL ESTATE Fund, Neuberger
Berman SELECT EQUITIES Fund, Neuberger Berman SMALL CAP GROWTH Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund each may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. These Funds do not engage in transactions in futures and options on futures for speculation.

     Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may purchase and sell futures for bona fide hedging purposes, as defined in regulations of the CFTC, and for non-hedging purposes (i.e., in an effort to enhance income). The Funds may also purchase and write put and call options on such futures contracts for bona fide hedging and non-hedging purposes.

     Each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Managers may use such futures and options to increase the Funds' exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     CALL OPTIONS ON  SECURITIES  (ALL FUNDS).  Neuberger  Berman  CENTURY Fund,
Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman REAL ESTATE Fund, Neuberger Berman SELECT EQUITIES Fund, Neuberger Berman SMALL CAP GROWTH Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund may write covered call options and may purchase call options on securities. Each of the other Funds may write covered call options and may purchase call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

     When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

     The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Funds' total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

     If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

     When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

     POLICIES AND LIMITATIONS. Neuberger Berman CENTURY Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman REAL ESTATE Fund, Neuberger Berman SELECT EQUITIES Fund, Neuberger Berman SMALL CAP GROWTH Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund may write covered call options and may purchase call options on securities. Each of the other Funds may write covered call options and may purchase call options in related closing transactions. Each Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Funds will not do).

     A Fund would purchase a call option to offset a previously written call option. Each of Neuberger Berman CENTURY Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman REAL ESTATE Fund, Neuberger Berman SELECT EQUITIES Fund, Neuberger Berman SMALL CAP GROWTH Fund and Neuberger
Berman SOCIALLY RESPONSIVE Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.
Neuberger   Berman    INTERNATIONAL   Fund,   Neuberger   Berman   INTERNATIONAL
INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund may purchase call options for hedging or non-hedging purposes.

     PUT OPTIONS ON SECURITIES (NEUBERGER BERMAN CENTURY FUND, NEUBERGER BERMAN GUARDIAN FUND, NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND, NEUBERGER BERMAN LARGE CAP DISCIPLINED GROWTH FUND, NEUBERGER BERMAN PARTNERS FUND, NEUBERGER BERMAN REAL ESTATE FUND, NEUBERGER BERMAN REGENCY FUND, NEUBERGER BERMAN SELECT EQUITIES FUND, NEUBERGER BERMAN SMALL CAP GROWTH FUND AND NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND). Each of these Funds may write and purchase put options on securities. Each Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

     When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

     Portfolio securities on which a Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

     POLICIES AND LIMITATIONS. Neuberger Berman CENTURY Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REAL ESTATE Fund, Neuberger Berman REGENCY Fund, Neuberger Berman SELECT EQUITIES Fund, Neuberger Berman SMALL CAP GROWTH Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund generally write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV). However, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund also may use put options for non-hedging purposes.


     GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund also may purchase and sell European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, that Fund will lose the entire amount of the premium paid.

     Options are traded both on U.S. national securities exchanges and in the OTC market. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, a Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

     The premium a Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

     Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits Neuberger Berman CENTURY Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman REAL ESTATE Fund, Neuberger Berman SELECT EQUITIES Fund, Neuberger Berman SMALL CAP GROWTH Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

     A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

     A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, Neuberger Berman CENTURY Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman REAL ESTATE Fund, Neuberger Berman SELECT EQUITIES Fund, Neuberger Berman SMALL CAP GROWTH Fund or Neuberger Berman SOCIALLY RESPONSIVE Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     POLICIES AND LIMITATIONS. Each Fund may use American-style options. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund may also purchase and sell European-style options and may purchase and sell options that are traded on foreign exchanges.

     The assets used as cover (or segregated) for OTC options written by a Fund will be considered illiquid and thus subject to each Fund's 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     PUT AND CALL OPTIONS ON SECURITIES INDICES (ALL FUNDS). Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of a Fund's securities or securities a Fund intends to buy. A Fund may write securities index options to close out positions in such options that it has purchased.

     For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available.

     Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

     POLICIES AND LIMITATIONS. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by a Fund will be listed and traded on an exchange. No Fund currently expects to invest a substantial portion of its assets in securities index options.

     For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Funds will be listed and traded on an exchange.

     FOREIGN CURRENCY TRANSACTIONS (ALL FUNDS). Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date
(usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Funds also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     The Funds (other than Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP
Fund) enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. These Funds do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

     Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

     At the consummation of a forward contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

     NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

     However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

     Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund and Neuberger Berman INTERNATIONAL LARGE CAP Fund may also invest in securities denominated in currency baskets which consist of a selected group of currencies.

     POLICIES  AND   LIMITATIONS.   The  Funds  (other  than  Neuberger   Berman
INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund) may enter into forward contracts for the purpose of hedging and not for speculation.

     Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may enter into forward contracts for hedging or non-hedging purposes. When a Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may also purchase and sell forward contracts for non-hedging purposes when NB Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in a Fund's investment portfolio.

     OPTIONS ON FOREIGN CURRENCIES (ALL FUNDS). Each Fund may write and purchase covered call and put options on foreign currencies. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone.

     Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

     POLICIES AND LIMITATIONS. A Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund Neuberger Berman INTERNATIONAL LARGE CAP Fund each may purchase put and call options on foreign currencies for non-hedging purposes when NB Management anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund.

     REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. If a Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.


     COVER FOR FINANCIAL INSTRUMENTS. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid securities.


     Segregated securities cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund's assets could impede Fund management or the Fund's ability to meet current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.




     GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Fund's use of Financial Instruments will be successful.

     Each Fund's use of Financial Instruments may be limited by the provisions of the Code with which it must comply to qualify or continue to qualify as a RIC. See "Additional Tax Information." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

     POLICIES AND LIMITATIONS. When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund's underlying securities or currency. NB Management intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

     SHORT SALES (NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND, NEUBERGER BERMAN LARGE CAP DISCIPLINED GROWTH FUND, NEUBERGER BERMAN PARTNERS FUND, NEUBERGER BERMAN REGENCY FUND AND NEUBERGER BERMAN SELECT EQUITIES FUND). Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REGENCY Fund and Neuberger Berman SELECT EQUITIES Fund each may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund and Neuberger Berman SELECT EQUITIES Fund, also may use short sales in an attempt to realize gain. To effect a short sale, a Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

     A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

     Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REGENCY Fund and Neuberger Berman SELECT EQUITIES Fund each may also make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

     The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in the Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

     POLICIES AND LIMITATIONS. Under applicable guidelines of the SEC staff, if a Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated, an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     FIXED INCOME SECURITIES (ALL FUNDS). While the emphasis of each Fund's investment program is on common stocks and other equity securities, each Fund may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Fund may invest in investment grade corporate bonds and debentures. The debt securities in which the Funds may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index of reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. Neuberger Berman CENTURY Fund, Neuberger Berman FASCIANO Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REAL ESTATE Fund, Neuberger Berman REGENCY Fund and Neuberger Berman SELECT EQUITIES Fund each may invest in corporate debt securities rated below investment grade.

     U.S.  Government  Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as "Sallie Mae"), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

     "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

     The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds primarily refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

     Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which a Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Fund's fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

     Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to Neuberger Berman CENTURY Fund, Neuberger Berman FASCIANO Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REAL ESTATE Fund, Neuberger Berman REGENCY Fund and Neuberger Berman SELECT EQUITIES Fund warrants exposure to the additional level of risk.

     POLICIES AND LIMITATIONS. Each Fund normally may invest up to 20% of its total assets in debt securities, except for Neuberger Berman REAL ESTATE Fund which normally may invest up to 20% of its net assets in debt securities. Neuberger Berman CENTURY Fund, Neuberger Berman PARTNERS Fund, and Neuberger Berman REGENCY Fund each may invest up to 15% of its net assets in corporate debt securities rated below investment grade or Comparable Unrated Securities. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.

     Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, Neuberger Berman SMALL CAP GROWTH Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund each will engage in an orderly disposition of the downgraded securities. Each other Fund (except Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL

INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund) will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Fund's holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Neuberger Berman CENTURY, Neuberger Berman PARTNERS, and Neuberger Berman REGENCY Funds). NB Management will make a determination as to whether Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund should dispose of the downgraded securities.

     There are no restrictions as to the ratings of debt securities Neuberger Berman FASCIANO Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman REAL ESTATE Fund or Neuberger Berman SELECT EQUITIES Fund may acquire or the portion of its assets each may invest in debt securities in a particular ratings category.

     Although these Funds do not presently intend to invest in debt securities, they may invest in convertible bonds that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

     COMMERCIAL PAPER (ALL FUNDS). Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

     POLICIES AND LIMITATIONS. The Funds may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality. Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated assets.

     ZERO COUPON SECURITIES (NEUBERGER BERMAN CENTURY FUND, NEUBERGER BERMAN LARGE CAP DISCIPLINED GROWTH FUND, NEUBERGER BERMAN PARTNERS FUND, NEUBERGER BERMAN REAL ESTATE FUND, NEUBERGER BERMAN REGENCY FUND, NEUBERGER BERMAN SELECT EQUITIES FUND, NEUBERGER BERMAN SMALL CAP GROWTH FUND AND NEUBERGER BERMAN
SOCIALLY RESPONSIVE FUND). Each of these Funds may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

     The discount on zero coupon securities ("original issue discount" or "OID") must be included in gross income ratably by each Fund prior to the receipt of any actual payments. Because each Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See "Additional Tax Information."

     The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

     CONVERTIBLE SECURITIES (ALL FUNDS). Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

     The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund's ability to achieve its investment objectives.


     POLICIES AND LIMITATIONS. Neuberger Berman SOCIALLY RESPONSIVE Fund may invest up to 20% of its net assets in convertible securities. Neuberger Berman SOCIALLY RESPONSIVE Fund does not intend to purchase any convertible securities that are not investment grade.

     Convertible securities are considered equity securities for purposes of each Fund's non-fundamental policy to invest at least 80% of its net assets in equity securities. Convertible debt securities are subject to each Fund's investment policies and limitations concerning fixed income securities.

     PREFERRED STOCK (ALL FUNDS). Each Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

     SWAP AGREEMENTS (NEUBERGER BERMAN CENTURY FUND, NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND, AND NEUBERGER BERMAN REAL ESTATE FUND). Each of these Funds may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

     POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, each of Neuberger Berman CENTURY, Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL, Neuberger Berman INTERNATIONAL LARGE CAP Fund, and Neuberger Berman REAL ESTATE Funds will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

     REAL ESTATE-RELATED INSTRUMENTS (ALL FUNDS). The Funds may invest in securities issued by real estate companies. Investments in these securities are subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

     Real estate-related instruments include securities of real estate investment trusts (also known as "REITs"), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

     REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity

REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

     The types of REITs described above are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.

     REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Fund to indirectly bear its proportionate share of the costs of the REITs' operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

     Neuberger Berman REAL ESTATE Fund may also invest in mortgage-backed securities. These are fixed income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when those interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This limits the Fund's ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae, Fannie Mae, and Freddie Mac) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

     POLICIES AND LIMITATIONS. Under normal conditions at least 80% of Neuberger Berman REAL ESTATE Fund's net assets will be invested in the securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. It is anticipated, although not required, that under normal circumstances a majority of Neuberger Berman REAL ESTATE Fund's investments will consist of shares of equity REITs.

     JAPANESE INVESTMENTS (NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, AND NEUBERGER BERMAN INTERNATIONAL LARGE CAP
FUND). Each Fund may invest in foreign securities, including securities of Japanese issuers. From time to time, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund each may invest a significant portion of its assets in securities of Japanese issuers. The performance of the Funds may therefore be significantly affected by events influencing the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar.

Japan has experienced a severe recession, including a decline in real estate values and other events that adversely affected the balance sheets of many financial institutions and indicate that there may be structural weaknesses in the Japanese financial system. The effects of this economic downturn may be felt for a considerable period and are being exacerbated by the currency exchange rate. Japan is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japan's economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

     OTHER INVESTMENT COMPANY SECURITIES (ALL FUNDS). Each Fund may invest in shares of other investment companies. Such an investment may be the most practical or only manner in which a Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. Each Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     As a shareholder in an investment company, a Fund would indirectly bear its PRO RATA share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Funds do not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

     POLICIES AND LIMITATIONS. For cash management purposes, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. In addition, pursuant to an exemptive order received from the SEC, a Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. See "Cash Management and Temporary Investment Policy."

     Otherwise, a Fund's investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate.

     Each Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

     INDEXED SECURITIES (NEUBERGER BERMAN INTERNATIONAL FUND, NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND, NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND, NEUBERGER BERMAN LARGE CAP DISCIPLINED GROWTH FUND AND NEUBERGER BERMAN SELECT EQUITIES FUND). Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund and Neuberger Berman SELECT EQUITIES Fund each may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

     TERRORISM RISKS. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds' operations.

        NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND - DESCRIPTION OF SOCIAL POLICY
        ------------------------------------------------------------------------

SOCIAL INVESTMENT GUIDELINES

     Neuberger Berman's SOCIALLY RESPONSIVE Fund believes that good corporate citizenship is good business and has the potential to produce positive investment results. The Fund is designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship. The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet its value-oriented financial criteria and social policy. The Fund focuses on companies that are agents of favorable change in workplace policies (particularly for women and minorities); are responsive to environmental issues; and are good corporate citizens. In addition, the Fund avoids companies with products with negative public health implications.

     Neuberger Berman SOCIALLY RESPONSIVE Fund endeavors to avoid companies that derive revenue from gambling or the production of:

     o  tobacco,
     o  alcohol,
     o  weapons, or
     o  nuclear power.

     In addition to its exclusionary screens, the Fund looks for companies that show leadership in:

     o  environment concerns,
     o  diversity in the work force, and
     o  progressive employment and workplace practices and community relations.

     The Fund may also consider public health issues, externalities associated with a company's products, and general corporate citizenship in making its investment decisions.

INTERPRETATION OF SOCIAL INVESTMENT GUIDELINES
----------------------------------------------

     All social screens require interpretation in their application and is at the discretion of the portfolio management team. The following discussion provides further detail about the interpretation of the Fund's Social Investment Guidelines.

TOBACCO
-------

     MANUFACTURERS. The Fund does not buy or hold that companies derive 5% or more of revenues from the manufacture of tobacco products. This screen primarily excludes producers of cigarettes, cigars, pipe tobacco, and smokeless tobacco products (snuff and chewing tobacco).

     PROCESSORS AND SUPPLIERS.  The Fund does not buy or hold companies that are
in  the  business  of  processing   tobacco  and  supplying   tobacco  to  these
manufacturers.

     RETAIL SALES. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of tobacco products.

     TOBACCO-RELATED PRODUCTS. The Fund does not buy or hold companies that derive a majority of revenues from the sale of goods used in the actual manufacture tobacco products, such as cigarette papers and filters.

     The Fund MAY buy or hold companies that sell certain key products to the tobacco industry. These items include: cigarette packets, boxes, or cartons; the paperboard used in the manufacture of cigarette boxes or cartons; the cellophane wrap used to enclose cigarette packets or boxes; magazine or newspaper space sold for cigarette advertisements; and billboard space rented for cigarette advertisements. In general, the Fund does not exclude such companies from investment, although it may reconsider companies that derive substantial revenues from these activities on a case-by-case basis.

ALCOHOL
-------

     MANUFACTURERS AND PRODUCERS. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of alcoholic beverages. This screen primarily excludes distillers of hard liquors, brewers, and vintners.

     RETAIL SALES. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of alcoholic beverages. This screen relates primarily to restaurant chains and convenience stores.

     The Fund MAY buy or hold:

     o agricultural products companies that sell products to the alcohol industry for use in the production of alcoholic beverages (primarily grain alcohol producers); or

     o companies that sell unprocessed agricultural goods, such as barley or grapes, to producers of alcoholic beverages.

GAMBLING
--------

     OWNERS AND OPERATORS. The Fund does not buy or hold companies that derive 5% or more of revenues from the provision of gaming services. This screen
primarily   excludes  owners  and  operators  of  casinos,   riverboat  gambling
facilities, horse tracks, dog tracks, bingo parlors, or other betting establishments.

     MANUFACTURERS OF GAMING EQUIPMENT. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of gaming equipment or the provision of goods and services to lottery operations.

     The Fund MAY buy or hold companies that:

     o  provide specialized financial services to casinos; or
     o sell goods or services that are clearly nongaming-related to casinos or other gaming operations.

NUCLEAR POWER
-------------

     OWNERS AND OPERATORS. The Fund does not buy or hold companies that are owners or operators of nuclear power plants. This screen primarily excludes major electric utility companies.

     The Fund MAY buy or hold:

     o engineering or construction companies that are involved in the construction of a nuclear power plant or provide maintenance services to such plants in operation; or
     o electric utility companies that are purchasers and distributors of electricity that may have come from nuclear power plants (but are not themselves owners of such plants).

MILITARY CONTRACTING
--------------------

     MAJOR PRIME CONTRACTORS. The Fund does not buy or hold companies that derive 5% or more of revenues from weapons-related contracts. Although this screen permits the Fund to invest in companies that derive less than 5% of revenues from weapons contracts, the Fund generally avoids large military contractors that have weapons-related contracts that total less than 5% of revenues but are, nevertheless, large in dollar value and exclusively designed for weapons-related activities. While it is often difficult to obtain precise weapons contracting figures, the Fund will make a good faith effort to do so.

     NON-WEAPONS-RELATED  SALES TO THE DEPARTMENT OF DEFENSE.  The Fund does not
buy  or  hold  companies   that  derive  their  total  revenue   primarily  from
non-consumer sales to the Department of Defense ("DoD").

     In some cases, it is difficult to clearly distinguish between contracts that are weapons-related and those that are not. For example, is jet fuel for fighter aircraft a weapons-related product? The Fund has decided to treat jet fuel as a civilian product and may buy or hold a company that produces it. The Fund will use its best judgment in making such determinations.

     The Fund MAY buy or hold companies that:

     o  have some minor military business;
     o have some contracts with the DoD for goods and services that are clearly not weapons-related; or
     o manufacture computers, electric wiring, and semiconductors or that provide telecommunications systems (in the absence of information that these products and services are weapons-related).

FIREARMS
--------

     MANUFACTURERS. The Fund does not buy or hold companies that produce firearms such as pistols, revolvers, rifles, shotguns, or sub-machine guns. The Fund will also not buy or hold companies that produce small arms ammunition.

     RETAILERS. The Fund does not buy or hold companies that derive a majority of revenues from the wholesale or retail distribution of firearms or small arms ammunition.

ENVIRONMENT
-----------

     Best of Class Approach

     The Fund seeks to invest in companies that have demonstrated a commitment to environmental stewardship. Among other things, it will look for companies:

     o  that have integrated environmental management systems;
     o that have measurably reduced their Toxic Release Inventory (TRI) emissions to air, land, or water (on-and off-site releases);
     o  whose TRI emissions are substantially lower than their peers;
     o that participate in voluntary environmental initiatives led by governmental agencies such as the Environmental Protection Agency (EPA), non-industry organizations, or community groups;
     o that are committed to the public disclosure of corporate environmental information, such as signatories to CERES (Coalition for Environmentally Responsible Economies) or participants in the GRI (Global Reporting Initiative); or
     o have innovative processes or products that offer an environmental benefit.

ENVIRONMENTAL RISK
------------------

     The Fund seeks to avoid companies whose products it has determined pose unacceptable levels of environmental risk. To that end, the Fund does not buy or hold companies that:

     o are major manufacturers of hydrochloroflurocarbons (HCFCs), bromines, or other ozone-depleting chemicals;
     o  are major manufacturers of pesticides or chemical fertilizers;
     o  operate in the gold mining industry; or
     o design, market, own, or operate nuclear power plants (see Nuclear Power section).

     THE FUND SERIOUSLY CONSIDERS A COMPANY'S ENVIRONMENTAL LIABILITIES, BOTH ACCRUED AND UNACCRUED, AS A MEASURE OF ENVIRONMENTAL RISK. IT VIEWS PUBLIC DISCLOSURE OF THESE LIABILITIES AS A POSITIVE STEP.

REGULATORY PROBLEMS
-------------------

     The Fund seeks to avoid companies with involvement in major environmental controversies. It will look at a combination of factors in this area and will decide if, on balance, a company qualifies for investment. Negative factors may include:

     o environmental fines or penalties issued by a state or federal agency or court over the most recent three calendar years; and/or
     o  highly publicized community environmental lawsuits or controversies.

        Positive factors may include:

     o  good environmental management systems;
     o  progress in implementing environmental programs; and
     o public disclosure of environmental policies, goals, and progress toward those goals.

     If a company already held in the Fund becomes involved in an environmental controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company's shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence..

DIVERSITY
---------

     The Fund strives to invest in companies that are leaders in promoting diversity in the workplace. Among other things, it will look for companies that:

     o  promote women and people of color into senior line positions;
     o  appoint women and people of color to their boards of directors;
     o  offer diversity training and support groups;
     o  purchase goods and services from women- and minority-owned firms; and
     o have implemented innovative hiring, training, or other programs for women, people of color, and/or the disabled, or otherwise have a superior reputation in the area of diversity.

     The Fund attempts to avoid companies with recent major discrimination lawsuits related to gender, race, disability, or sexual orientation. In general, the Fund does not buy companies:

     o  that  are   currently   involved  in   unsettled   major  class   action
        discrimination lawsuits;

     o that are currently involved in unsettled major discrimination lawsuits involving the U.S. Department of Justice or the EEOC (Equal Employment Opportunity Commission); or
     o  with exceptional historical patterns of discriminatory practices.

     Although the Fund views companies involved in non-class action discrimination lawsuits and/or lawsuits that have been settled or ruled upon with some concern, it may buy or hold such companies. These types of lawsuits will be given particular weight if a company does not have a strong record of promoting diversity in the workplace.

     While the Fund encourages companies to have diverse boards of directors and senior management, the absence of women and minorities in these positions does not warrant a company's exclusion from the Fund.

     If a company already held in the Fund becomes involved in a discrimination controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company's shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence..

EMPLOYMENT AND WORKPLACE PRACTICES
----------------------------------

     The Fund endeavors to invest in companies whose employment and workplace practices are considered progressive. Among other things, it will look for companies that:

     o offer benefits such as maternity leave that exceeds the 12 unpaid weeks mandated by the federal government; paid maternity leave; paternity leave; subsidized child and elder care (particularly for lower-paid staff); flexible spending accounts with dependent care options; flextime or job-sharing arrangements; phaseback for new mothers; adoption assistance; a full time work/family benefits manager; and/or health and other benefits for same-sex domestic partners of its employees;
     o have taken extraordinary steps to treat their unionized workforces fairly; and
     o have exceptional workplace safety records, particularly OSHA Star certification for a substantial number of its facilities and/or a marked decrease in their lost time accidents and workers compensation rates.

        The Fund will seek to avoid investing in companies that have:

     o  demonstrated a blatant disregard for worker safety; or
     o  historically  had  poor  relations  with  their  unionized   workforces,
        including involvement in unfair labor practices, union busting, and denying employees the right to organize.

     Although the Fund is deeply concerned about the labor practices of companies with international operations, it may buy or hold companies that are currently or have been involved in related controversies. The Fund recognizes that it is often difficult to obtain accurate and consistent information in this area; however, it will seek to include companies that are complying with or exceeding International Labour Organization (ILO) standards.

COMMUNITY RELATIONS
-------------------

     The Fund believes that it is important for companies to have positive relations with the communities in which they are located - communities of all races and socio-economic status. It will seek to invest in companies that:

     o  have open communications within the communities in which they operate;
     o make generous cash donations to charitable organizations, particularly multi-year commitments to local community groups; and
     o offer incentives (such as paid time off) to employees to volunteer their time with charitable organizations.

     The Fund seeks to avoid companies with involvement in recent environmental controversies that have significantly affected entire communities (See Environment, Regulatory Problems). The Fund will be particularly stringent with companies that do not have positive relations with the communities in which they operate.

     If a company already held in the Fund becomes involved in a community controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company's shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

PRODUCT SAFETY
--------------

     The Fund seeks to avoid companies whose products have negative public health implications. Among other things, the Fund will consider:

     o  the nature of a company's products; or
     o whether a company has significant (already accrued or settled lawsuits) or potentially significant (pending lawsuits or settlements) product liabilities.

GENERAL
-------

     CORPORATE ACTIONS. If a company held in the Fund subsequently becomes involved in tobacco, alcohol, gambling, weapons, or nuclear power (as described above) through a corporate acquisition or change of business strategy, and no longer satisfies the Social Investment Guidelines, the Fund will eliminate the position at the time deemed appropriate by the Fund given market conditions. The Fund will divest such companies whether or not they have taken strong positive initiatives in the other social issue areas that the Fund considers.

     OWNERSHIP. The Fund does not buy or hold companies that are majority owned by companies that are excluded by its Social Investment Guidelines.

                             PERFORMANCE INFORMATION

     Each Fund's performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor's original cost.

AVERAGE ANNUAL TOTAL RETURN COMPUTATIONS
----------------------------------------

     Each Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                        n
                                  P(1+T)  = ERV

     Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

     NB Management may from time to time forgo a portion of its current fees due from any Fund or reimburse a Fund for a portion of its expenses. Such action has the effect of increasing total return. Such undertakings are described in the Funds' Prospectuses and in "Investment Management and Administration Services" below.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
--------------------------------------------------------

     An average annual rate of return after taxes on distribution ("T") may be computed by using the ending value at the end of a specified period after taxes on Fund distributions but not after taxes on redemption ("ATVD") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                       n
                                 P(1+T)  = ATV
                                              D


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
--------------------------------------------------------------------------------

     An average annual rate of return after taxes on distribution and sale of Fund shares ("T") may be computed by using the ending value at the end of a specified period after taxes on Fund distributions and sale of Fund shares ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                       n
                                 P(1+T)  = ATV
                                              DR

                           CERTAIN RISK CONSIDERATIONS

     Although each Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective.

                              TRUSTEES AND OFFICERS

     The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

INFORMATION ABOUT THE BOARD OF TRUSTEES
---------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF FUNDS
                             POSITION AND                                            IN FUND COMPLEX     OTHER DIRECTORSHIPS
NAME, AGE, AND              LENGTH OF TIME                                          OVERSEEN BY FUND      HELD OUTSIDE FUND
ADDRESS (1)                   SERVED (2)          PRINCIPAL OCCUPATION(S) (3)          TRUSTEE (4)      COMPLEX BY FUND TRUSTEE
-----------                   ----------          ---------------------------          -----------      -----------------------
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
John Cannon (77)             Trustee since    Consultant; formerly, Chairman, CDC           61          Independent Trustee or
                                 2000         Investment Advisers (registered                           Director of three
                                              investment adviser), 1993 to                              series of Oppenheimer
                                              January 1999; formerly, President                         Funds: Oppenheimer
                                              and Chief Executive Officer, AMA                          Limited Term New York
                                              Investment Advisors, an affiliate                         Municipal Fund,
                                              of the American Medical Association.                      Rochester Fund
                                                                                                        Municipals, and
                                                                                                        Oppenheimer
                                                                                                        Convertible Securities
                                                                                                        Fund since 1992.

--------------------------------------------------------------------------------------------------------------------------------
Faith Colish (72)            Trustee since    Counsel, Carter Ledyard & Milburn             61          Formerly, Director
                                 1982         LLP (law firm) since October 2002;                        (1997 to 2003) and
                                              formerly, Attorney-at-Law and                             Advisory Director
                                              President, Faith Colish, A                                (2003 to 2006), ABA
                                              Professional Corporation, 1980 to                         Retirement Funds
                                              2002.                                                     (formerly, American
                                                                                                        Bar Retirement
                                                                                                        Association)
                                                                                                        (not-for-profit
                                                                                                        membership corporation).

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF FUNDS
                             POSITION AND                                            IN FUND COMPLEX     OTHER DIRECTORSHIPS
NAME, AGE, AND              LENGTH OF TIME                                          OVERSEEN BY FUND      HELD OUTSIDE FUND
ADDRESS (1)                   SERVED (2)          PRINCIPAL OCCUPATION(S) (3)          TRUSTEE (4)      COMPLEX BY FUND TRUSTEE
-----------                   ----------          ---------------------------          -----------      -----------------------
--------------------------------------------------------------------------------------------------------------------------------
Martha C. Goss (58)          Trustee since    President, Woodhill Enterprises               61          Director, Ocwen
                                 2007         Inc./Chase Hollow Associates LLC                          Financial Corporation
                                              (personal investment vehicle),                            (mortgage servicing),
                                              since 2006; Chief Operating and                           since 2005; Director,
                                              Financial Officer, Hopewell                               American Water (water
                                              Holdings LLC/ Amwell Holdings, LLC                        utility), since 2003;
                                              (a holding company for a healthcare                       Director, Channel
                                              reinsurance company start-up),                            Reinsurance (financial
                                              since 2003; formerly, Consultant,                         guaranty reinsurance),
                                              Resources Connection (temporary                           since 2006; Advisory
                                              staffing), 2002 to 2006.                                  Board Member, Attensity
                                                                                                        (software developer),
                                                                                                        since 2005; Director,
                                                                                                        Allianz Life of New
                                                                                                        York (insurance), since
                                                                                                        2005; Director,
                                                                                                        Financial Women's
                                                                                                        Association of New
                                                                                                        York (not for profit
                                                                                                        association), since
                                                                                                        2003; Trustee Emerita,
                                                                                                        Brown University, since
                                                                                                        1998.
--------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (70)          Trustee since    President, C.A. Harvey Associates             61          Formerly, President,
                                 2000         since October 2001; formerly,                             Board of Associates to
                                              Director, AARP, 1978 to December                          The National
                                              2001.                                                     Rehabilitation
                                                                                                        Hospital's Board of
                                                                                                        Directors, 2001 to
                                                                                                        2002; formerly, Member,
                                                                                                        Individual Investors
                                                                                                        Advisory Committee to
                                                                                                        the New York Stock
                                                                                                        Exchange Board of
                                                                                                        Directors, 1998 to June
                                                                                                        2002.

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF FUNDS
                             POSITION AND                                            IN FUND COMPLEX     OTHER DIRECTORSHIPS
NAME, AGE, AND              LENGTH OF TIME                                          OVERSEEN BY FUND      HELD OUTSIDE FUND
ADDRESS (1)                   SERVED (2)          PRINCIPAL OCCUPATION(S) (3)          TRUSTEE (4)      COMPLEX BY FUND TRUSTEE
-----------                   ----------          ---------------------------          -----------      -----------------------
--------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (80)        Trustee since    Marcus Nadler Professor Emeritus of           61          Formerly, Director,
                                 2000         Finance and Economics, New York                           The Caring Community
                                              University Stern School of                                (not-for-profit), 1997
                                              Business; formerly, Executive                             to 2006; formerly,
                                              Secretary-Treasurer, American                             Director, DEL
                                              Finance Association, 1961 to 1979.                        Laboratories, Inc.
                                                                                                        (cosmetics and
                                                                                                        pharmaceuticals), 1978
                                                                                                        to 2004; formerly,
                                                                                                        Director, Apple Bank for
                                                                                                        Savings, 1979 to 1990;
                                                                                                        formerly, Director,
                                                                                                        Western Pacific
                                                                                                        Industries, Inc., 1972
                                                                                                        to 1986 (public
                                                                                                        company).

--------------------------------------------------------------------------------------------------------------------------------
Michael M. Knetter (47)      Trustee since    Dean, School of Business,                     61          Trustee, Northwestern
                                 2007         University of Wisconsin - Madison;                        Mutual Series Fund,
                                              formerly, Professor of                                    Inc. since February
                                              International Economics and                               2007; Director, Wausau
                                              Associate Dean, Amos Tuck School of                       Paper since 2005;
                                              Business - Dartmouth College, 1998                        Director, Great Wolf
                                              to 2002.                                                  Resorts since 2004.
--------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (70)        Trustee since    Retired; formerly, Vice President             61          Director, Webfinancial
                                 1984         and General Counsel,                                      Corporation (holding
                                              WHX Corporation (holding company),                        company) since
                                              1993 to 2001.                                             December 2002;
                                                                                                        formerly, Director WHX
                                                                                                        Corporation (holding
                                                                                                        company), January 2002
                                                                                                        to June 2005; formerly,
                                                                                                        Director, State Theatre
                                                                                                        of New Jersey
                                                                                                        (not-for-profit
                                                                                                        theater), 2000 to 2005.

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF FUNDS
                             POSITION AND                                            IN FUND COMPLEX     OTHER DIRECTORSHIPS
NAME, AGE, AND              LENGTH OF TIME                                          OVERSEEN BY FUND      HELD OUTSIDE FUND
ADDRESS (1)                   SERVED (2)          PRINCIPAL OCCUPATION(S) (3)          TRUSTEE (4)      COMPLEX BY FUND TRUSTEE
-----------                   ----------          ---------------------------          -----------      -----------------------
--------------------------------------------------------------------------------------------------------------------------------
George W. Morriss (60)       Trustee since    Formerly, Executive Vice President            61          Manager, Old Mutual
                                 2007         and Chief Financial Officer,                              2100 fund complex
                                              People's Bank (a financial services                       (consisting of six
                                              company), 1991 to 2001.                                   funds) since October
                                                                                                        2006 for four funds
                                                                                                        and since February
                                                                                                        2007 for two funds.
--------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien (79)       Trustee since    Formerly, Member, Investment Policy           61          Director, Legg Mason,
                                 1993         Committee, Edward Jones, 1993 to                          Inc. (financial
                                              2001; President, Securities                               services holding
                                              Industry Association ("SIA")                              company) since 1993;
                                              (securities industry's                                    formerly, Director,
                                              representative in government                              Boston Financial Group
                                              relations and regulatory matters at                       (real estate and tax
                                              the federal and state levels),                            shelters), 1993 to
                                              1974 to 1992; Adviser to SIA,                             1999.
                                              November 1992 to November 1993.

--------------------------------------------------------------------------------------------------------------------------------
William E. Rulon (75)        Trustee since    Retired; formerly, Senior Vice                61          Formerly, Director,
                                 1986         President, Foodmaker, Inc.                                Pro-Kids Golf and
                                              (operator and franchiser of                               Learning Academy
                                              restaurants) until January 1997.                          (teach golf and
                                                                                                        computer usage to "at
                                                                                                        risk" children), 1998
                                                                                                        to 2006; formerly,
                                                                                                        Director, Prandium,
                                                                                                        Inc. (restaurants),
                                                                                                        March 2001 to  July
                                                                                                        2002.

--------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (76)       Trustee since    Founding General Partner, Oxford              61          None.
                                 1982         Partners and Oxford Bioscience
                                              Partners (venture capital
                                              investing) and  President,  Oxford
                                              Venture Corporation since 1981.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF FUNDS
                             POSITION AND                                            IN FUND COMPLEX     OTHER DIRECTORSHIPS
NAME, AGE, AND              LENGTH OF TIME                                          OVERSEEN BY FUND      HELD OUTSIDE FUND
ADDRESS (1)                   SERVED (2)          PRINCIPAL OCCUPATION(S) (3)          TRUSTEE (4)      COMPLEX BY FUND TRUSTEE
-----------                   ----------          ---------------------------          -----------      -----------------------
--------------------------------------------------------------------------------------------------------------------------------

Tom D. Seip (57)             Trustee since    General Partner, Seip Investments             61          Director, H&R Block,
                              2000; Lead      LP (a private investment                                  Inc. (financial
                              Independent     partnership); formerly, President                         services company)
                                Trustee       and CEO, Westaff, Inc. (temporary                         since May 2001;
                            beginning 2006    staffing), May 2001 to January                            Chairman, Compensation
                                              2002; formerly, Senior Executive at                       Committee, H&R Block,
                                              the Charles Schwab Corporation,                           Inc. since 2006;
                                              1983 to 1998, including Chief                             Director, America One
                                              Executive Officer, Charles Schwab                         Foundation since 1998;
                                              Investment Management, Inc. and                           formerly, Chairman,
                                              Trustee, Schwab Family of Funds and                       Governance and
                                              Schwab Investments, 1997 to 1998,                         Nominating Committee,
                                              and Executive Vice President-Retail                       H&R Block, Inc., 2004
                                              Brokerage, Charles Schwab & Co.,                          to 2006; formerly,
                                              Inc., 1994 to 1997.                                       Director, Forward
                                                                                                        Management, Inc. (asset
                                                                                                        management company),
                                                                                                        1999 to 2006; formerly
                                                                                                        Director, E-Bay
                                                                                                        Zoological Society, 1999
                                                                                                        to 2003; formerly,
                                                                                                        Director, General Magic
                                                                                                        (voice recognition
                                                                                                        software), 2001 to 2002;
                                                                                                        formerly, Director,
                                                                                                        E-Finance Corporation
                                                                                                        (credit decisioning
                                                                                                        services), 1999 to 2003;
                                                                                                        formerly, Director,
                                                                                                        Save-Daily.com (micro
                                                                                                        investing services),
                                                                                                        1999 to 2003.

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF FUNDS
                             POSITION AND                                            IN FUND COMPLEX     OTHER DIRECTORSHIPS
NAME, AGE, AND              LENGTH OF TIME                                          OVERSEEN BY FUND      HELD OUTSIDE FUND
ADDRESS (1)                   SERVED (2)          PRINCIPAL OCCUPATION(S) (3)          TRUSTEE (4)      COMPLEX BY FUND TRUSTEE
-----------                   ----------          ---------------------------          -----------      -----------------------
--------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (60)     Trustee since    Private investor and consultant               61          Director, Montpelier
                                 2000         specializing in the insurance                             Re (reinsurance
                                              industry; formerly, Advisory                              company) since 2006;
                                              Director, Securitas Capital LLC (a                        Director, National
                                              global private equity investment                          Atlantic Holdings
                                              firm dedicated to making                                  Corporation (property
                                              investments in the insurance                              and casualty insurance
                                              sector), 1998 to December 2003.                           company) since 2004;
                                                                                                        Director, The
                                                                                                        Proformance Insurance
                                                                                                        Company (property and
                                                                                                        casualty insurance
                                                                                                        company) since March
                                                                                                        2004; formerly,
                                                                                                        Director, Providence
                                                                                                        Washington Insurance
                                                                                                        Company (property and
                                                                                                        casualty insurance
                                                                                                        company), December 1998
                                                                                                        to March 2006; formerly,
                                                                                                        Director, Summit Global
                                                                                                        Partners (insurance
                                                                                                        brokerage firm), 2000 to
                                                                                                        2005.

--------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (63)          Trustee since    Retired; formerly, Regional Manager           61          None.
                                 2000         for Mid-Southern Region, Ford Motor
                                              Credit Company,  September 1997 to
                                              2007;  formerly,  President,  Ford
                                              Life Insurance Company, April 1995
                                              to August 1997.

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF FUNDS
                             POSITION AND                                            IN FUND COMPLEX     OTHER DIRECTORSHIPS
NAME, AGE, AND              LENGTH OF TIME                                          OVERSEEN BY FUND      HELD OUTSIDE FUND
ADDRESS (1)                   SERVED (2)          PRINCIPAL OCCUPATION(S) (3)          TRUSTEE (4)      COMPLEX BY FUND TRUSTEE
-----------                   ----------          ---------------------------          -----------      -----------------------
--------------------------------------------------------------------------------------------------------------------------------
                                          FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin* (67)         President and    Executive Vice President and Chief            61          Director, Dale
                             Trustee since    Investment Officer, Neuberger                             Carnegie and
                                 2002         Berman Inc. (holding company) since                       Associates, Inc.
                                              2002 and 2003, respectively;                              (private company)
                                              Managing Director and Chief                               since 1998; Director,
                                              Investment Officer, Neuberger                             Solbright, Inc.
                                              Berman, since December 2005 and                           (private company)
                                              2003, respectively; formerly,                             since 1998.
                                              Executive Vice President, Neuberger
                                              Berman,  December  2002  to  2005;
                                              Director    and    Chairman,    NB
                                              Management  since  December  2002;
                                              formerly,      Executive      Vice
                                              President,  Citigroup Investments,
                                              Inc.,  September  1995 to February
                                              2002;  formerly,   Executive  Vice
                                              President,     Citigroup     Inc.,
                                              September 1995 to February 2002.
--------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (48)      Chairman of the   Executive Vice President, Neuberger           61          Director and Vice
                             Board, Chief     Berman Inc. (holding company) since                       President, Neuberger &
                               Executive      1999; Head of Neuberger Berman                            Berman Agency, Inc.
                              Officer and     Inc.'s Mutual Funds Business (since                       since 2000; formerly,
                             Trustee since    1999) and Institutional Business                          Director, Neuberger
                                 1999         (1999 to October 2005); responsible                       Berman Inc. (holding
                                              for Managed Accounts Business and                         company), October 1999
                                              intermediary distribution since                           to March 2003;
                                              October 1999; President and                               Trustee, Frost Valley
                                              Director, NB Management since                             YMCA; Trustee, College
                                              1999; Managing Director,                                  of Wooster.
                                              Neuberger Berman since 2005;
                                              formerly, Executive Vice
                                              President,  Neuberger Berman,
                                              1999 to December  2005;  formerly,
                                              Principal,  Neuberger Berman, 1997
                                              to  1999;  formerly,  Senior  Vice
                                              President, NB Management,  1996 to
                                              1999.
--------------------------------------------------------------------------------------------------------------------------------

      (1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

      (2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

      (3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

      (4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

      * Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST
-------------------------------------------

NAME, AGE, AND ADDRESS (1)           POSITION AND LENGTH OF                     PRINCIPAL OCCUPATION(S) (3)
--------------------------           -----------------------                    ---------------------------
                                         TIME SERVED (2)
                                         ---------------
Andrew B. Allard (46)            Anti-Money Laundering Compliance      Senior Vice President, Neuberger Berman since
                                        Officer since 2002             2006; Deputy General Counsel, Neuberger Berman
                                                                       since 2004; formerly, Vice President, Neuberger
                                                                       Berman, 2000 to 2005; formerly, Associate
                                                                       General Counsel, Neuberger Berman, 1999 to
                                                                       2004; Anti-Money Laundering Compliance Officer,
                                                                       sixteen registered investment companies for
                                                                       which NB Management acts as investment manager
                                                                       and administrator (six since 2002, three since
                                                                       2003, four since 2004, one since 2005 and two
                                                                       since 2006).

Michael J. Bradler (37)           Assistant Treasurer since 2005       Vice President, Neuberger Berman since 2006;
                                                                       Employee, NB Management since 1997; Assistant
                                                                       Treasurer, sixteen registered investment
                                                                       companies for which NB Management acts as
                                                                       investment manager and administrator (fourteen
                                                                       since 2005 and two since 2006).

NAME, AGE, AND ADDRESS (1)           POSITION AND LENGTH OF                     PRINCIPAL OCCUPATION(S) (3)
--------------------------           -----------------------                    ---------------------------
                                         TIME SERVED (2)
                                         ---------------
Claudia A. Brandon (51)                Secretary since 1985            Senior Vice President, Neuberger Berman since
                                                                       2007; Vice President-Mutual Fund Board Relations,
                                                                       NB Management since 2000 and Assistant Secretary
                                                                       since 2004; formerly, Vice President, Neuberger
                                                                       Berman, 2002 to 2006 and Employee since 1999;
                                                                       Secretary, sixteen registered investment
                                                                       companies for which NB Management acts as
                                                                       investment manager and administrator (three since
                                                                       1985, three since 2002, three since 2003, four
                                                                       since 2004, one since 2005 and two since 2006).

Robert Conti (51)                   Vice President since 2000          Managing Director, Neuberger Berman since 2007;
                                                                       formerly, Senior Vice President, Neuberger
                                                                       Berman, 2003 to 2006; formerly, Vice President,
                                                                       Neuberger Berman, 1999 to 2003; Senior Vice
                                                                       President, NB Management since 2000; Vice
                                                                       President, sixteen registered investment
                                                                       companies for which NB Management acts as
                                                                       investment manager and administrator (three since
                                                                       2000, three since 2002, three since 2003, four
                                                                       since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)               Vice President since 2000          Managing Director, Neuberger Berman since 1999;
                                                                       Senior Vice President, NB Management since 2000;
                                                                       Vice President, sixteen registered investment
                                                                       companies for which NB Management acts as
                                                                       investment manager and administrator (three since
                                                                       2000, three since 2002, three since 2003, four
                                                                       since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (56)        Chief Legal Officer since 2005 (only      Senior Vice President, Neuberger Berman since
                             for purposes of sections 307 and 406 of   2002; Deputy General Counsel and Assistant
                             the Sarbanes-Oxley Act of 2002)           Secretary, Neuberger Berman since 2001; Senior
                                                                       Vice President, NB Management since 2006;
                                                                       Secretary and General Counsel, NB Management
                                                                       since 2004; Chief Legal Officer (only for
                                                                       purposes of sections 307 and 406 of the
                                                                       Sarbanes-Oxley Act of 2002), sixteen registered
                                                                       investment companies for which NB Management
                                                                       acts as investment manager and administrator
                                                                       (fourteen since 2005 and two since 2006).

NAME, AGE, AND ADDRESS (1)           POSITION AND LENGTH OF                     PRINCIPAL OCCUPATION(S) (3)
--------------------------           -----------------------                    ---------------------------
                                         TIME SERVED (2)
                                         ---------------
Sheila R. James (42)              Assistant Secretary since 2002       Assistant Vice President, Neuberger Berman since
                                                                       2007 and Employee since 1999; Assistant
                                                                       Secretary, sixteen registered investment
                                                                       companies for which NB Management acts as
                                                                       investment manager and administrator (six since
                                                                       2002, three since 2003, four since 2004, one
                                                                       since 2005 and two since 2006).

Kevin Lyons (52)                  Assistant Secretary since 2003       Employee, Neuberger Berman since 1999; Assistant
                                                                       Secretary, sixteen registered investment
                                                                       companies for which NB Management acts as
                                                                       investment manager and administrator (nine since
                                                                       2003, four since 2004, one since 2005 and two
                                                                       since 2006).

John M. McGovern (37)         Treasurer and Principal Financial and    Senior Vice President, Neuberger Berman since
                               Accounting Officer since 2005; prior    2007; formerly, Vice President, Neuberger Berman,
                             thereto, Assistant Treasurer since 2002   2004 to 2006; Employee, NB Management since 1993;
                                                                       Treasurer and Principal Financial and Accounting
                                                                       Officer, sixteen registered investment companies
                                                                       for which NB Management acts as investment
                                                                       manager and administrator (fourteen since 2005
                                                                       and two since 2006); formerly, Assistant
                                                                       Treasurer, fourteen registered investment
                                                                       companies for which NB Management acts as
                                                                       investment manager and administrator, 2002 to
                                                                       2005.

Frank Rosato (36)                 Assistant Treasurer since 2005       Vice President, Neuberger Berman since 2006;
                                                                       Employee, NB Management since 1995; Assistant
                                                                       Treasurer, sixteen registered investment
                                                                       companies for which NB Management acts as
                                                                       investment manager and administrator (fourteen
                                                                       since 2005 and two since 2006).

Frederic B. Soule (61)              Vice President since 2000          Senior Vice President, Neuberger Berman since
                                                                       2003; formerly, Vice President, Neuberger Berman,
                                                                       1999 to 2002; Vice President, sixteen registered
                                                                       investment companies for which NB Management acts
                                                                       as investment manager and administrator (three
                                                                       since 2000, three since 2002, three since 2003,
                                                                       four since 2004, one since 2005 and two since
                                                                       2006).

NAME, AGE, AND ADDRESS (1)           POSITION AND LENGTH OF                     PRINCIPAL OCCUPATION(S) (3)
--------------------------           -----------------------                    ---------------------------
                                         TIME SERVED (2)
                                         ---------------
Chamaine Williams (36)         Chief Compliance Officer since 2005     Senior Vice President, Neuberger Berman since
                                                                       2007; Chief Compliance Officer, NB Management
                                                                       since 2006; Senior Vice President, Lehman
                                                                       Brothers Inc. since 2007; formerly, Vice
                                                                       President, Lehman Brothers Inc., 2003 to 2006;
                                                                       Chief Compliance Officer, sixteen registered
                                                                       investment companies for which NB Management acts
                                                                       as investment manager and administrator (fifteen
                                                                       since 2005 and one since 2006); Chief Compliance
                                                                       Officer, Lehman Brothers Asset Management Inc.
                                                                       since 2003; Chief Compliance Officer, Lehman
                                                                       Brothers Alternative Investment Management LLC
                                                                       since 2003; formerly, Vice President, UBS Global
                                                                       Asset Management (US) Inc. (formerly, Mitchell
                                                                       Hutchins Asset Management, a wholly-owned
                                                                       subsidiary of PaineWebber Inc.), 1997 to 2003.

     (1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

     (2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

     (3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.


THE BOARD OF TRUSTEES
---------------------

     The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.

     AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee the Funds' accounting and financial reporting processes, their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds' independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent registered public accounting firms; and (e) to act as a liaison between the Funds' independent registered public accounting firms and the full Board. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met six times.

     ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee generally oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust's Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chairman), Faith Colish, C. Anne Harvey, Michael M. Knetter and Edward
I. O'Brien. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met four times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Martha C. Goss, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met four times.

     EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee did not meet.

     GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Michael M. Knetter, Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2007, the Committee met four times.

     PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available;
(d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish, George W. Morriss, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met three times.

     INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met twice.

     The Trust's Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

     Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. For serving as a trustee of the fund family, each Independent Fund Trustee receives an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees will determine whether a fee is warranted, provided, however, that no fee is normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board's Audit Committee receives $5,000 per year and each member of the Audit Committee, including the Chair, receives $1,000 for each Audit Committee meeting he or she attends in-person or by telephone. No additional compensation is provided for service on any other Board committee. The Lead Independent Trustee receives an additional $20,000 per year. The funds in the fund family continue to reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

     The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.



                                                    TABLE OF COMPENSATION
                                                FOR FISCAL YEAR ENDED 8/31/07

                                                                               Total Compensation from Investment Companies
                                                   Aggregate Compensation                 in the Neuberger Berman
Name and Position with the Trust                       from the Trust               Fund Complex Paid to Fund Trustees
---------------------------------                      --------------               ----------------------------------
INDEPENDENT FUND TRUSTEES
John Cannon                                                   $37,343                                         $105,502
Trustee
Faith Colish                                                  $36,028                                         $101,655
Trustee
Martha C. Goss                                                $7,357*                                         $20,577*
Trustee
C. Anne Harvey                                                $33,373                                          $94,421
Trustee
Robert A. Kavesh                                              $36,028                                         $101,655
Trustee
Michael M. Knetter                                           $15,105*                                         $41,851*
Trustee
Howard A. Mileaf                                              $38,051                                         $107,466
Trustee

                                                                               Total Compensation from Investment Companies
                                                   Aggregate Compensation                 in the Neuberger Berman
Name and Position with the Trust                       from the Trust               Fund Complex Paid to Fund Trustees
---------------------------------                      --------------               ----------------------------------
George W. Morriss                                            $15,813*                                         $43,816*
Trustee
Edward I. O'Brien                                             $36,028                                         $101,655
Trustee
William E. Rulon                                              $36,028                                         $101,655
Trustee
Cornelius T. Ryan                                             $39,460                                         $111,349
Trustee
Tom D. Seip                                                   $44,900                                         $126,818
Trustee
Candace L. Straight                                           $36,028                                         $101,655
Trustee
Peter P. Trapp                                                $35,767                                         $100,271
Trustee

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin                                                     $0                                               $0
President and Trustee

Peter E. Sundman                                                   $0                                               $0
Chairman of the Board, Chief
Executive Officer and Trustee

*Dr. Knetter and Mr. Morriss became Fund Trustees on February 28, 2007. Ms. Goss became Fund Trustee on June 1, 2007.

     As of November 30, 2007, the trustees and officers of the Trust, as a group, owned beneficially or of record, 1.18% of the outstanding shares of teh Trust Class of Neuberger Berman SMALL AND MID CAP GROWTH Fund and less than 1% of the outstanding shares of each other Fund.

OWNERSHIP OF SECURITIES
-----------------------

        Set forth below is the dollar range of equity securities owned by each Fund Trustee as of December 31, 2006.


------------------------------------------------------------------------------------------------------------------

                                                                                             Int'l      Int'l
                          Century    Fasciano   Focus      Genesis     Guardian   Int'l      Inst'l     Large
                          Fund       Fund       Fund       Fund        Fund       Fund       Fund       Cap Fund
------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND
TRUSTEES
------------------------------------------------------------------------------------------------------------------
John Cannon               A          A          A          A           A          A          A          A
------------------------------------------------------------------------------------------------------------------
Faith Colish              B          B          B          D           B          B          A          A
------------------------------------------------------------------------------------------------------------------
Martha C. Goss            A          A          A          A           A          A          A          A
------------------------------------------------------------------------------------------------------------------
C. Anne Harvey            A          A          A          A           A          A          A          A
------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh          A          A          B          A           A          A          A          A
------------------------------------------------------------------------------------------------------------------
Michael M. Knetter        A          A          A          A           A          A          A          A
------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf          B          B          B          A           B          D          A          A
------------------------------------------------------------------------------------------------------------------
George W. Morriss         A          A          A          A           A          A          A          A
------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien         E          A          C          D           C          A          A          A
------------------------------------------------------------------------------------------------------------------
William E. Rulon          A          B          A          A           B          A          B          A
------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan         A          A          A          A           A          A          B          A
------------------------------------------------------------------------------------------------------------------
Tom D. Seip               A          A          A          A           A          E          A          A
------------------------------------------------------------------------------------------------------------------
Candace L. Straight       A          A          E          E           E          E          A          A
------------------------------------------------------------------------------------------------------------------
Peter P. Trapp            A          A          C          A           A          D          A          A
------------------------------------------------------------------------------------------------------------------
FUND TRUSTEES WHO
ARE "INTERESTED
PERSONS"
------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin            A          A          A          A           A          A          A          A
------------------------------------------------------------------------------------------------------------------
Peter E. Sundman          D          A          D          D           C          D          A          A
------------------------------------------------------------------------------------------------------------------
        A = NONE; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = OVER $100,000



----------------------------------------------------------------------------------------------------------
                                                                          Small &    Small
                              Mid Cap               Real                  Mid Cap    Cap        Socially
                              Growth     Partners   Estate     Regency    Growth     Growth     Resp.
                              Fund       Fund       Fund       Fund       Fund       Fund       Fund
----------------------------------------------------------------------------------------------------------
INDEPENDENT FUND
TRUSTEES
----------------------------------------------------------------------------------------------------------
John Cannon                   A          A          A          A          A          A          A
----------------------------------------------------------------------------------------------------------
Faith Colish                  A          B          B          B          A          B          B
----------------------------------------------------------------------------------------------------------
Martha C. Goss                A          A          A          A          A          A          A
----------------------------------------------------------------------------------------------------------
C. Anne Harvey                A          A          A          A          A          A          A
----------------------------------------------------------------------------------------------------------
Robert A. Kavesh              A          A          A          A          A          C          A
----------------------------------------------------------------------------------------------------------
Michael M. Knetter            A          A          A          A          A          A          A
----------------------------------------------------------------------------------------------------------
Howard A. Mileaf              A          A          C          B          A          A          A
----------------------------------------------------------------------------------------------------------
George W. Morriss             A          A          A          A          A          A          A
----------------------------------------------------------------------------------------------------------
Edward I. O'Brien             E          E          A          A          A          A          A
----------------------------------------------------------------------------------------------------------
William E. Rulon              B          B          A          B          A          A          A
----------------------------------------------------------------------------------------------------------
Cornelius T. Ryan             B          A          A          A          A          A          A
----------------------------------------------------------------------------------------------------------
Tom D. Seip                   A          E          A          C          A          A          C
----------------------------------------------------------------------------------------------------------
Candace L. Straight           A          E          A          A          A          A          A
----------------------------------------------------------------------------------------------------------
Peter P. Trapp                A          A          A          A          A          A          A
----------------------------------------------------------------------------------------------------------
FUND TRUSTEES WHO
ARE "INTERESTED
PERSONS"
----------------------------------------------------------------------------------------------------------
Jack L. Rivkin                A          A          A          A          A          A          A
----------------------------------------------------------------------------------------------------------
Peter E. Sundman              E          D          E          A          A          D          A
----------------------------------------------------------------------------------------------------------
        A = NONE; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = OVER $100,000

The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the fund family as of December 31, 2006.


--------------------------------------------------------------------------------
                                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                     IN ALL REGISTERED INVESTMENT COMPANIES
                                     OVERSEEN BY FUND TRUSTEE IN FAMILY OF
NAME OF FUND TRUSTEE                 INVESTMENT COMPANIES*
--------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
--------------------------------------------------------------------------------
John Cannon                                              E
--------------------------------------------------------------------------------
Faith Colish                                             E
--------------------------------------------------------------------------------
Martha C. Goss                                           C
--------------------------------------------------------------------------------
C. Anne Harvey                                           D
--------------------------------------------------------------------------------
Robert A. Kavesh                                         C
--------------------------------------------------------------------------------
Michael M. Knetter                                       A
--------------------------------------------------------------------------------
Howard A. Mileaf                                         E
--------------------------------------------------------------------------------
George W. Morriss                                        C
--------------------------------------------------------------------------------
Edward I. O'Brien                                        E
--------------------------------------------------------------------------------
William E. Rulon                                         E
--------------------------------------------------------------------------------
Cornelius T. Ryan                                        C
--------------------------------------------------------------------------------
Tom D. Seip                                              E
--------------------------------------------------------------------------------
Candace L. Straight                                      E
--------------------------------------------------------------------------------
Peter P. Trapp                                           E
--------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------
Jack L. Rivkin                                           B
--------------------------------------------------------------------------------
Peter E. Sundman                                         E
--------------------------------------------------------------------------------
    * Valuation as of December 31, 2006.

A = None B =  $1-$10,000  C = $10,001 -  $50,000 D =  $50,001-$100,000
E = over $100,000

INDEPENDENT FUND TRUSTEES OWNERSHIP OF SECURITIES

     No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------

     NB Management serves as the investment manager to all the Funds pursuant to a management agreement with the Trust, dated November 3, 2003 ("Management Agreement").

     The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds' assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.

     NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust. See "Trustees and Officers." Each Fund pays NB Management a management fee based on the Fund's average daily net assets, as described below.

     NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Funds pursuant to eight administration agreements with the Trust, one for each of Investor Class, Trust Class, Advisor Class and Institutional Class dated October 31, 2003, one for the Trust Class dated July 25, 2006, one for the Institutional Class dated June 13, 2005, one for Class A dated December 17, 2007 and one for Class C dated December 17, 2007 (each an "Administration Agreement"). For such administrative services, each Class of a Fund pays NB Management a fee based on the Class's average daily net assets, as described below.

     Under each Administration Agreement, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

     From time to time, NB Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

     Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Funds intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.

     The Management Agreement continues until October 31, 2008. The Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues until October 31, 2008 except for the Class A and Class C Administration Agreements which continue until October 31, 2009. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually
(1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

     The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

MANAGEMENT AND ADMINISTRATION FEES
----------------------------------

     For investment management services, each Fund (except Neuberger Berman FASCIANO, GENESIS, INTERNATIONAL, INTERNATIONAL INSTITUTIONAL, REAL ESTATE and SMALL CAP GROWTH Funds) pays NB Management a fee at the annual rate of 0.550% of the first $250 million of that Fund's average daily net assets, 0.525% of the next $250 million, 0.500% of the next $250 million, 0.475% of the next $250 million, 0.450% of the next $500 million, 0.425% of the next $2.5 billion, and 0.400% of average daily net assets in excess of $4 billion.

     Neuberger Berman GENESIS Fund and Neuberger Berman SMALL CAP GROWTH Fund pay NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million and 0.65% of average daily net assets in excess of $1 billion.

     Neuberger Berman INTERNATIONAL Fund and Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund each pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next

$250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion.

     Neuberger Berman FASCIANO Fund pays NB Management a fee for investment management services at an annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million and 0.725% of average daily net assets in excess of $2.5 billion.

     Neuberger Berman REAL ESTATE Fund pays NB Management a fee for investment management services at the annual rate of 0.80% of the Fund's average daily net assets.

     For administrative services, the Investor Class of each Fund except Neuberger Berman FASCIANO Fund pays NB Management a fee at the annual rate of 0.26% (0.15% for Neuberger Berman FASCIANO Fund) of that Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services.

     During the fiscal years ended August 31, 2007, 2006 and 2005, the Investor Class of each Fund accrued management and administration fees as follows:

                                       MANAGEMENT AND ADMINISTRATION FEES
                                            ACCRUED FOR FISCAL YEARS
INVESTOR CLASS                                  ENDED AUGUST 31,

                                 2007                2006                 2005
                                 ----                ----                 ----

CENTURY                       $85,191             $87,051             $100,186
FASCIANO                   $4,518,098          $5,176,635           $4,563,041
FOCUS                      $8,248,216          $8,628,475           $9,357,984
GENESIS                   $17,710,812         $17,680,906          $14,422,878
GUARDIAN                  $10,965,165         $10,628,489          $10,326,432
INTERNATIONAL              $7,943,497          $8,404,302           $3,293,906
MID CAP GROWTH             $3,227,429          $2,898,453           $2,651,942
PARTNERS                  $16,101,918         $14,861,648          $11,095,295
REGENCY                      $846,368            $886,037             $518,718
SMALL CAP GROWTH             $555,792            $551,865             $506,703
SOCIALLY RESPONSIVE        $4,754,833          $3,193,275           $2,180,585

     For administrative services, the Trust and Advisor Class of each Fund each pays NB Management a fee at the annual rate of 0.40% of that Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those Fund Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services. (A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by certain of the Funds; see "Distribution Arrangements," below.)

     During the fiscal years ended August 31, 2007, 2006 and 2005, the Trust Class of each Fund accrued management and administration fees as follows:

                                       MANAGEMENT AND ADMINISTRATION FEES
                                            ACCRUED FOR FISCAL YEARS
TRUST CLASS                                     ENDED AUGUST 31,

                                 2007                2006                 2005
                                 ----                ----                 ----

FOCUS                        $910,335          $1,271,484           $2,126,585
GENESIS                   $56,791,628         $70,941,287          $54,349,662
GUARDIAN                   $1,294,964          $1,476,830           $1,751,768
INTERNATIONAL             $10,182,061          $7,118,563           $1,211,079
INTERNATIONAL LARGE CAP      $263,003             $4,346*                N/A**
MID CAP GROWTH                $78,594             $67,455              $84,909
PARTNERS                   $9,219,947          $6,956,601           $3,346,204
REAL ESTATE                $1,482,001            $740,837             $537,077
REGENCY                      $604,500            $507,537             $241,443
SMALL & MID CAP GROWTH     $61,998***               N/A**                N/A**
SMALL CAP GROWTH              $51,020             $41,609              $35,396
SOCIALLY RESPONSIVE        $2,857,298          $1,745,287             $682,505


*From August 1, 2006 (commencement of operations) to August 31, 2006.

**No data available because this Class of the Fund had not yet commenced operations.

***From September 5, 2006 (commencement of operations) to August 31, 2007.

        During the fiscal years ended August 31, 2007, 2006 and 2005, the Advisor Class of each Fund accrued management and administration fees as follows:

                                     MANAGEMENT AND ADMINISTRATION FEES
                                          ACCRUED FOR FISCAL YEARS
ADVISOR CLASS                                 ENDED AUGUST 31,

                                2007               2006                 2005
                                ----               ----                 ----

FASCIANO                    $365,806            $412,630             $302,464

FOCUS                       $242,996            $287,741             $366,279

GENESIS                   $6,001,770          $7,395,821           $5,757,011

GUARDIAN                     $11,025              $8,994              $34,017

MID CAP GROWTH                $9,356             $12,026              $11,675

PARTNERS                  $5,724,420          $3,161,269             $255,896

SMALL CAP GROWTH             $35,178             $20,989               $9,109


     For administrative services, the Institutional Class of each Fund pays NB Management a fee at the annual rate of 0.15% of that Fund's average daily net assets, plus out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those Fund Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services. In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.

     During the fiscal years ended August 31, 2007, 2006 and 2005, each Fund accrued management and administration fees as follows:

                                       MANAGEMENT AND ADMINISTRATION FEES
                                            ACCRUED FOR FISCAL YEARS
INSTITUTIONAL CLASS@                            ENDED AUGUST 31,

                                 2007                2006                 2005
                                 ----                ----                 ----

GENESIS                   $23,185,292         $17,059,686          $10,654,121

INTERNATIONAL INST'L       $5,964,856          $3,230,675             $69,592*

INTERNATIONAL LG. CAP      $480,347**                N/A^                 N/A^

MID CAP GROWTH             $44,639***                N/A^                 N/A^

PARTNERS                     $819,183         $23,948****                 N/A^


@As of August 31, 2007, the Institutional Class of Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Guardian Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Small and Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund had not yet commenced operations. Therefore, there is no data to report.

* From June 17, 2005 (commencement of operations) to August 31, 2005.

** From October 6, 2006 (commencement of operations) to August 31, 2007.

*** From April 19, 2007 (commencement of operations) to August 31, 2007.

**** From June 7, 2006 (commencement of operations) to August 31, 2006.

^ No data available because this Class of the Fund had not yet commenced operations.

     For administrative services, the Class A and Class C of Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund and Neuberger Berman SELECT EQUITIES Fund pays NB Management a fee at the annual rate of 0.26% of the Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees and periodic reports to the Board of Trustees on actual expenses. With the Fund's consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services. In addition, the Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services.

CONTRACTUAL EXPENSE LIMITATIONS
-------------------------------

     NB Management has contractually undertaken, during the respective period noted below, to forgo current payment of fees and/or reimburse annual operating expenses of each Class of each Fund listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") do not exceed the rate per annum noted below ("Expense Limitation").

     Each Fund listed below has agreed to repay NB Management out of assets attributable to its respective Class noted below for any fees forgone by NB Management under the Expense Limitation or any Operating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause that Class' Operating Expenses to exceed the respective annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

     With respect to any Fund, the appropriateness of these undertakings is determined on a Fund-by-Fund and class-by-class basis.



FUND                               CLASS                  LIMITATION PERIOD        EXPENSE LIMITATION
----                               -----                  -----------------        ------------------
Century                            Investor               08/31/2018               1.50%

Fasciano                           Advisor                08/31/2018               1.90%
                                   Institutional          08/31/2011               1.05%

Focus                              Trust                  08/31/2011               1.50%
                                   Advisor                08/31/2018               1.50%
                                   Institutional          08/31/2011               0.75%

Genesis                            Trust                  08/31/2011               1.50%

                                   Advisor                08/31/2018               1.50%
                                   Institutional          08/31/2018               0.85%

Guardian                           Trust                  08/31/2011               1.50%
                                   Advisor                08/31/2018               1.50%
                                   Institutional          08/31/2011               0.75%

International                      Investor               08/31/2011               1.40%
                                   Trust                  08/31/2018               2.00%

International Institutional        Institutional          08/31/2018               0.85%

International Large Cap            Trust                  08/31/2011               1.25%
                                   Institutional          08/31/2011               0.90%
                                   A                      08/31/2011               1.30%
                                   C                      08/31/2011               2.00%

Large Cap Disciplined Growth       A                      08/31/2011               1.20%
                                   C                      08/31/2011               1.95%
                                   Institutional          08/31/2011               0.75%

Mid Cap Growth                     Trust                  08/31/2011               1.50%
                                   Advisor                08/31/2018               1.50%
                                   Institutional          08/31/2011               0.75%

Partners                           Trust                  08/31/2011               1.50%
                                   Advisor                08/31/2018               1.50%
                                   Institutional          08/31/2011               0.70%

Real Estate                        Trust                  08/31/2018               1.50%
                                   Institutional          08/31/2018               0.85%

Regency                            Investor               08/31/2018               1.50%
                                   Trust                  08/31/2018               1.25%
                                   Institutional          08/31/2011               0.85%

Select Equities                    A                      08/31/2011               1.20%
                                   C                      08/31/2011               1.95%
                                   Institutional          08/31/2011               0.75%

Small & Mid Cap Growth             Trust                  08/31/2011               1.10%
                                   Institutional          08/31/2011               0.75%

Small Cap Growth                   Investor               08/31/2018               1.30%
                                   Trust                  08/31/2018               1.40%
                                   Advisor                08/31/2018               1.60%
                                   Institutional          08/31/2011               0.90%

Socially Responsive                Trust                  08/31/2011               1.50%
                                   Institutional          08/31/2011               0.75%


     NB Management reimbursed each Class of each Fund listed below the following amount of expenses pursuant to each Fund's contractual arrangement:

                                                          EXPENSES REIMBURSED FOR FISCAL YEARS
                                                                    ENDED AUGUST 31,
FUND                                                      2007              2006           2005
----                                                      ----              ----           ----
Century - Investor Class                               $98,946          $109,822       $107,921
Guardian - Advisor Class                               $16,816          $16,546        $7,001
International - Investor Class                         --               --             $80,064
International - Trust Class                            --               --             $13,523
International Institutional - Institutional Class      $1,588,898       $1,114,659     $142,722
International Large Cap - Trust Class                  $63,756          $165,601       --
International Large Cap - Institutional Class          $64,891          --             --
Mid Cap Growth - Advisor Class                         $18,886          $17,364        17,098
Mid Cap Growth - Institutional Class                   $18,664          --             --
Partners - Institutional Class                         $0               $10,130        --
Real Estate - Trust Class                              $126,728         $246,578       $161,095
Regency - Trust Class                                  $45,898          $38,694        $4,161
Small & Mid Cap Growth - Trust Class                   $167,603         --             --
Small Cap Growth - Investor Class                      $242,097         $141,506       $86,111
Small Cap Growth - Trust Class                         $34,251          $27,860        $22,476
Small Cap Growth - Advisor Class                       $28,271          $25,052        $19,812


        Each Class of each Fund listed below repaid NB Management  the following amounts of expenses that NB Management reimbursed to each Fund.




                                         EXPENSES REIMBURSED FOR FISCAL YEARS
                                                    ENDED AUGUST 31,
FUND                                     2007            2006       2005
----                                     ----            ----       ----
Genesis - Institutional Class         --             $124,980       $148
International - Investor Class        --             $98,054        --
International - Trust Class           --             $27,679        --
Partners - Institutional Class        $10,130
Regency - Investor Class              --             --             $9,951

VOLUNTARY EXPENSE LIMITATIONS
-----------------------------

     In addition, NB Management has voluntarily undertaken to forgo current payment of fees and/or reimburse certain expenses of each Class of each Fund as listed below. Each undertaking, which is terminable by NB Management upon notice to the Fund, is in addition to the contractual undertaking described above.

FUND                                CLASS                  VOLUNTARY EXPENSE
----                                -----                  -----------------
                                                           LIMITATION
                                                           ----------

Fasciano                            Advisor                1.50%

Real Estate                         Trust                  0.99%

International Institutional         Institutional          0.80%

     The table below shows the amounts reimbursed by NB Management pursuant to these voluntary arrangements:

                                         EXPENSES REIMBURSED FOR FISCAL YEARS
                                                    ENDED AUGUST 31,
FUND                                       2007          2006           2005
----                                       ----          ----           ----

Fasciano - Advisor Class                $58,046       $48,682        $39,311

Real Estate - Trust Class              $608,584      $230,962        --
                                       $149,699      --              --
International Institutional -
Institutional Class

SUB-ADVISER
-----------

     NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Fund pursuant to a sub-advisory agreement dated November 3, 2003 ("Sub-Advisory Agreement").

     The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.

     The Sub-Advisory Agreement continues until October 31, 2008 and is renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreements also terminate automatically with respect to each Fund if they are assigned or if the Management Agreement terminates with respect to that Fund.

PORTFOLIO MANAGER INFORMATION
-----------------------------

        ACCOUNTS MANAGED
        ----------------

        The table below lists the Portfolio Manager(s) of each Fund and the Funds for which the Portfolio Manager has day-to-day management responsibility.



--------------------------------------------------------------------------------
PORTFOLIO MANAGER                FUND(S) MANAGED
--------------------------------------------------------------------------------
JOHN BARKER                      Neuberger Berman CENTURY Fund
                                 Neuberger Berman LARGE CAP DISCIPLINED GROWTH
                                 Fund

--------------------------------------------------------------------------------
MICHAEL L. BOWYER                Neuberger Berman GENESIS Fund

--------------------------------------------------------------------------------
STEVEN R. BROWN                  Neuberger Berman REAL ESTATE Fund

--------------------------------------------------------------------------------
DAVID H. BURSHTAN                Neuberger Berman SMALL AND MID CAP GROWTH Fund
                                 Neuberger Berman SMALL CAP GROWTH Fund

--------------------------------------------------------------------------------
ROBERT B. CORMAN                 Neuberger Berman FOCUS Fund

--------------------------------------------------------------------------------
ROBERT W. D'ALELIO               Neuberger Berman GENESIS Fund

--------------------------------------------------------------------------------
INGRID S. DYOTT                  Neuberger Berman GUARDIAN Fund
                                 Neuberger Berman SOCIALLY RESPONSIVE FUND

--------------------------------------------------------------------------------
MICHAEL FASCIANO                 Neuberger Berman FASCIANO Fund

--------------------------------------------------------------------------------
DANIEL J. FLETCHER               Neuberger Berman LARGE CAP DISCIPLINED GROWTH
                                 Fund

--------------------------------------------------------------------------------
KRISTINA KALEBICH                Neuberger Berman SMALL AND MID CAP GROWTH Fund

--------------------------------------------------------------------------------
GARY J. KAMINSKY                 Neuberger Berman SELECT EQUITIES Fund

--------------------------------------------------------------------------------
GERALD P. KAMINSKY               Neuberger Berman SELECT EQUITIES Fund

--------------------------------------------------------------------------------
MICHAEL J. KAMINSKY              Neuberger Berman SELECT EQUITIES Fund

--------------------------------------------------------------------------------
MILU E. KOMER                    Neuberger Berman INTERNATIONAL Fund
                                 Neuberger Berman INTERNATIONAL INSTITUTIONAL
                                 Fund
                                 Neuberger Berman INTERNATIONAL LARGE CAP Fund

--------------------------------------------------------------------------------
SAJJAD S. LADIWALA               Neuberger Berman GUARDIAN Fund
                                 Neuberger Berman SOCIALLY RESPONSIVE FUND

--------------------------------------------------------------------------------
ARTHUR MORETTI                   Neuberger Berman GUARDIAN Fund
                                 Neuberger Berman SOCIALLY RESPONSIVE FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
S. BASU MULLICK                  Neuberger Berman PARTNERS Fund
                                 Neuberger Berman REGENCY Fund

--------------------------------------------------------------------------------
BRETT S. REINER                  Neuberger Berman GENESIS Fund

--------------------------------------------------------------------------------
DANIEL ROSENBLATT                Neuberger Berman CENTURY Fund
                                 Neuberger Berman LARGE CAP DISCIPLINED GROWTH
                                 Fund

--------------------------------------------------------------------------------
MINDY SCHWARTZAPFEL              Neuberger Berman SELECT EQUITIES Fund

--------------------------------------------------------------------------------
BENJAMIN SEGAL                   Neuberger Berman INTERNATIONAL Fund
                                 Neuberger Berman INTERNATIONAL INSTITUTIONAL
                                 Fund
                                 Neuberger Berman INTERNATIONAL LARGE CAP Fund

--------------------------------------------------------------------------------
STEVE SHIGEKAWA                  Neuberger Berman REAL ESTATE Fund

--------------------------------------------------------------------------------
KENNETH J. TUREK                 Neuberger Berman MID CAP GROWTH Fund
                                 Neuberger Berman SMALL AND MID CAP GROWTH Fund

--------------------------------------------------------------------------------
JUDITH M. VALE                   Neuberger Berman GENESIS Fund

--------------------------------------------------------------------------------
RICHARD M. WERMAN                Neuberger Berman SELECT EQUITIES Fund

--------------------------------------------------------------------------------



     The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of September 30, 2007.




                                                                         NUMBER OF ACCOUNTS         ASSETS MANAGED FOR WHICH
                                      NUMBER OF      TOTAL ASSETS         MANAGED FOR WHICH             ADVISORY FEE IS
                                      ACCOUNTS         MANAGED             ADVISORY FEE IS             PERFORMANCE-BASED
          TYPE OF ACCOUNT              MANAGED       ($ MILLIONS)         PERFORMANCE-BASED               ($ MILLIONS)
JOHN BARKER

Registered Investment Companies*          1               10                      -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         631            5,194                     -                            -

MICHAEL L. BOWYER

Registered Investment Companies*          1             11,197                    -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         273            1,869                     -                            -

STEVEN R. BROWN

Registered Investment Companies*          4             2,155                     -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                          8             1,505                     -                            -

DAVID H. BURSHTAN

Registered Investment Companies*          4             1,754                     -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         41             1,322                     -                            -

ROBERT B. CORMAN

Registered Investment Companies*          1             1,150                     -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                          -               -                       -                            -

ROBERT W. D'ALELIO

Registered Investment Companies*          1             11,197                    -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         273            1,869                     -                            -

INGRID S. DYOTT

Registered Investment Companies*          4             3,573                     -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         899            1,142                     -                            -

MICHAEL FASCIANO

Registered Investment Companies*          2              450                      -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         259             583                      -                            -

DANIEL J. FLETCHER

Registered Investment Companies*           1              10                      -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         631            5,194                     -                            -

KRISTINA KALEBICH

Registered Investment Companies*          4             1,754                     -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         41             1,322                     -                            -

GARY J. KAMINSKY

Registered Investment Companies*          -               -                       -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         22,657         12,048                    -                            -

GERALD P. KAMINSKY

Registered Investment Companies*          -               -                       -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         22,657         12,048                    -                            -

MICHAEL J. KAMINSKY

Registered Investment Companies*          -               -                       -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         22,657         12,048                    -                            -

MILU E. KOMER

Registered Investment Companies*          4             2,833                     -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                        8,522           6,763                     -                            -

SAJJAD S. LADIWALA

Registered Investment Companies*          4             3,573                     -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         899            1,142                     -                            -

ARTHUR MORETTI

Registered Investment Companies*          4             3,573                     -                            -

Other Pooled Investment Vehicles***       -               -                       -                            -

Other Accounts**                         899            1,142                     -                            -

S. BASU MULLICK

Registered Investment Companies*          4             5,487                     -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                          8             2,879                     -                            -

BRETT S. REINER

Registered Investment Companies*          1             11,197                    -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         273            1,869                     -                            -

DANIEL ROSENBLATT

Registered Investment Companies*          1               10                      -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         631             5194                     -                            -

MINDY SCHWARTZAPFEL

Registered Investment Companies*          -               -                       -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         22,657         12,048                    -                            -

BENJAMIN SEGAL

Registered Investment Companies*          4             2,833                     -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                        8,522           6,763                     -                            -

STEVE SHIGEKAWA

Registered Investment Companies*          4             2,155                     -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                          8             1,505                     -                            -

KENNETH J. TUREK

Registered Investment Companies*          4             1,754                     -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         41             1,322                     -                            -

JUDITH M. VALE

Registered Investment Companies*          1             11,197                    -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         273            1,869                     -                            -

RICHARD M. WERMAN

Registered Investment Companies*          -               -                       -                            -

Other Pooled Investment Vehicles          -               -                       -                            -

Other Accounts**                         22,657         12,048                    -                            -

*Registered  Investment  Companies include all mutual funds managed by the portfolio  manager, including the Funds.
**Other Accounts include:  Institutional Separate Accounts,  Sub-Advised, and Managed Accounts (WRAP).
***As of December 3, 2007, Arthur Moretti began to manage an unregistered investment company that employs a 130/30 long-short strategy. The advisory fee for this account is performance-based.


     CONFLICTS OF INTEREST
     ---------------------

     Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund, and which may include transactions that are directly contrary to the positions taken by a Fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a Fund it manages also invests. In such as case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all Funds or accounts for which the Portfolio Manager is responsible.

     NB Management, Neuberger Berman and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

        COMPENSATION
        ------------

     A portion of the compensation paid to each Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers' compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

     Certain Portfolio Managers may manage products other than mutual funds and hedge funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a "finder's fee" or "referral fee" paid to a third party). To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

     NB Management's Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

     In  addition,   there  are  additional  stock  and  option  award  programs available.

     NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

     OWNERSHIP OF SECURITIES
     -----------------------

     Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager, as of August 31, 2007, in the Fund(s) that the Portfolio Manager manages.

--------------------------------------------------------------------------------------------------------------
                                                                                    DOLLAR RANGE OF EQUITY
       PORTFOLIO MANAGER                   FUND(S) MANAGED                       SECURITIES OWNED IN THE FUND
--------------------------------------------------------------------------------------------------------------
John Barker                       Neuberger Berman CENTURY Fund                               A
--------------------------------------------------------------------------------------------------------------

                                  Neuberger Berman LARGE CAP DISCIPLINED                     N/A*
--------------------------------------------------------------------------------------------------------------

Michael L. Bowyer                 Neuberger Berman GENESIS Fund                               F
--------------------------------------------------------------------------------------------------------------

Steven R. Brown                   Neuberger Berman REAL ESTATE Fund                           E
--------------------------------------------------------------------------------------------------------------

David H. Burshtan                 Neuberger Berman SMALL AND MID CAP                          A
                                  GROWTH Fund
--------------------------------------------------------------------------------------------------------------

                                  Neuberger Berman SMALL CAP GROWTH Fund                      E
--------------------------------------------------------------------------------------------------------------

Robert B. Corman                  Neuberger Berman FOCUS Fund                                 G
--------------------------------------------------------------------------------------------------------------

Robert W. D'Alelio                Neuberger Berman GENESIS Fund                               F
--------------------------------------------------------------------------------------------------------------

Ingrid S. Dyott                   Neuberger Berman GUARDIAN Fund                              E
--------------------------------------------------------------------------------------------------------------

                                  Neuberger Berman SOCIALLY RESPONSIVE Fund                   E
--------------------------------------------------------------------------------------------------------------

Michael Fasciano                  Neuberger Berman FASCIANO Fund                              G
--------------------------------------------------------------------------------------------------------------

Daniel J. Fletcher                Neuberger Berman LARGE CAP DISCIPLINED                     N/A*
                                  GROWTH Fund
--------------------------------------------------------------------------------------------------------------

Kristina Kalebich                 Neuberger Berman SMALL AND MID CAP                         A
                                  GROWTH Fund
--------------------------------------------------------------------------------------------------------------

Gary J. Kaminsky                  Neuberger Berman SELECT EQUITIES Fund                      N/A*
--------------------------------------------------------------------------------------------------------------

Gerald P. Kaminsky                Neuberger Berman SELECT EQUITIES Fund                      N/A*
--------------------------------------------------------------------------------------------------------------

Michael J. Kaminsky               Neuberger Berman SELECT EQUITIES Fund                      N/A*
--------------------------------------------------------------------------------------------------------------

Milu E. Komer                     Neuberger Berman INTERNATIONAL Fund                         A
--------------------------------------------------------------------------------------------------------------

                                  Neuberger Berman INTERNATIONAL INSTITUTIONAL                A
                                  Fund
--------------------------------------------------------------------------------------------------------------

                                  Neuberger Berman INTERNATIONAL LARGE CAP                    A
                                  Fund
--------------------------------------------------------------------------------------------------------------

Sajjad S. Ladiwala                Neuberger Berman GUARDIAN Fund                              D
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                  Neuberger Berman SOCIALLY RESPONSIVE Fund                   A
--------------------------------------------------------------------------------------------------------------

Arthur Moretti                    Neuberger Berman GUARDIAN Fund                              E
--------------------------------------------------------------------------------------------------------------

                                  Neuberger Berman SOCIALLY RESPONSIVE Fund                   F
--------------------------------------------------------------------------------------------------------------

S. Basu Mullick                   Neuberger Berman PARTNERS Fund                              A
--------------------------------------------------------------------------------------------------------------

                                  Neuberger Berman REGENCY Fund                               E
--------------------------------------------------------------------------------------------------------------

Brett S. Reiner                   Neuberger Berman GENESIS Fund                               A
--------------------------------------------------------------------------------------------------------------

Daniel Rosenblatt                 Neuberger Berman CENTURY Fund                               A
--------------------------------------------------------------------------------------------------------------

                                  Neuberger Berman LARGE CAP DISCIPLINED                     N/A*
                                  GROWTH Fund
--------------------------------------------------------------------------------------------------------------

Mindy Schwartzapfel               Neuberger Berman SELECT EQUITIES Fund                      N/A*
--------------------------------------------------------------------------------------------------------------

Benjamin Segal                    Neuberger Berman INTERNATIONAL Fund                         E
--------------------------------------------------------------------------------------------------------------

                                  Neuberger Berman INTERNATIONAL INSTITUTIONAL                A
                                  Fund
--------------------------------------------------------------------------------------------------------------
                                  Neuberger Berman INTERNATIONAL LARGE CAP                    A
                                  Fund
--------------------------------------------------------------------------------------------------------------

Steve Shigekawa                   Neuberger Berman REAL ESTATE Fund                           A
--------------------------------------------------------------------------------------------------------------

Kenneth J. Turek                  Neuberger Berman MID CAP GROWTH Fund                        E
--------------------------------------------------------------------------------------------------------------

                                  Neuberger Berman SMALL AND MID CAP                          D
                                  GROWTH Fund
--------------------------------------------------------------------------------------------------------------

Judith M. Vale                    Neuberger Berman GENESIS Fund                               G
--------------------------------------------------------------------------------------------------------------

Richard M. Werman                 Neuberger Berman SELECT EQUITIES Fund                      N/A*
--------------------------------------------------------------------------------------------------------------
* As of the date of this SAI, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund and Neuberger Berman SELECT
EQUITIES Fund were new and have not yet issued any shares.

        A = None                                                 E = $100,001-$500,000

        B = $1-$10,000                                           F = $500,001-$1,000,000

        C = $10,001 - $50,000                                    G = Over $1,000,001

        D = $50,001-$100,000

OTHER INVESTMENT COMPANIES MANAGED
----------------------------------

     The investment decisions concerning the Funds and the other registered investment companies managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds.

Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

     There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the Funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Funds' having their advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

     The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

CODES OF ETHICS
---------------

     The Funds, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Funds' Portfolio Managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

MANAGEMENT AND CONTROL OF NB MANAGEMENT AND NEUBERGER BERMAN
------------------------------------------------------------

     Neuberger Berman and NB Management are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Joe Amato, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust.

     Lehman Brothers Holding Inc. is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers Holdings Inc. maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers Holdings Inc.'s address is 745 Seventh Avenue, New York, New York 10019.

                                                    DISTRIBUTION ARRANGEMENTS

        Each Fund offers the classes of shares shown below:


------------------------------------------------------------------------------------------------------------------------------
FUND                         INVESTOR CLASS    TRUST CLASS    ADVISOR CLASS    INSTITUTIONAL CLASS     CLASS A     CLASS C
----                         --------------    -----------    -------------    -------------------     -------     -------
------------------------------------------------------------------------------------------------------------------------------
CENTURY                             X
------------------------------------------------------------------------------------------------------------------------------
FASCIANO                            X                               X                   X
------------------------------------------------------------------------------------------------------------------------------
FOCUS                               X               X               X                   X
------------------------------------------------------------------------------------------------------------------------------
GENESIS                             X               X               X                   X
------------------------------------------------------------------------------------------------------------------------------
GUARDIAN                            X               X               X                   X
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL                       X               X
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL INSTITUTIONAL                                                             X
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL LARGE CAP                             X                                   X                 X           X
------------------------------------------------------------------------------------------------------------------------------
LARGE CAP DISCIPLINED                                                                   X                 X           X
GROWTH
------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH                      X               X               X                   X
------------------------------------------------------------------------------------------------------------------------------
PARTNERS                            X               X               X                   X
------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE                                         X                                   X
------------------------------------------------------------------------------------------------------------------------------
REGENCY                             X               X                                   X
------------------------------------------------------------------------------------------------------------------------------
SELECT EQUITIES                                                                         X                 X           X
------------------------------------------------------------------------------------------------------------------------------
SMALL & MID CAP GROWTH                              X                                   X
------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH                    X               X               X                   X
------------------------------------------------------------------------------------------------------------------------------
SOCIALLY RESPONSIVE                 X               X                                   X
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTOR
-----------

     NB Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares. Investor Class, Advisor Class, Trust Class and Institutional Class shares are offered on a no-load basis. Trust Class (with the exception of Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman REAL ESTATE Fund and Neuberger Berman SMALL AND MID CAP GROWTH Fund, whose shares are also sold directly to investors), Advisor Class, and Neuberger Berman GENESIS Fund Institutional Class are available only through Institutions that have made arrangements with NB Management for shareholder servicing and administration. Class A and Class C (with the exception of Grandfathered Investors as defined in the Class A and Class C shares Prospectus) are available only through Institutions that have entered into selling agreements with NB Management.


     In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's Investor Class and Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of each Fund's Advisor Class, Trust Class, Class A and Class C shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Funds' shares. However, for Class A shares, the Distributor receives commission revenue consisting of the portion of Class A sales charge remaining after the allowances by the Distributor to Institutions. For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase. A Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions of Class C shares.

     For each Fund that is sold directly to investors (currently the Funds in the Investor Class, certain Funds in the Trust and Institutional Classes and Class A shares for Grandfathered Investors as defined in the Class A and Class C shares Prospectus), the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds' shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.


     The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to the Investor Class, the Institutional Class, and the Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and a Distribution and Shareholder Services Agreement with respect to the Advisor Class, the Trust Class (except the Trust Class of Neuberger Berman GENESIS, Neuberger Berman MID CAP GROWTH and Neuberger Berman INTERNATIONAL Funds, as to which there is a Distribution Agreement), Class A and Class C ("Distribution

Agreements"). The Distribution Agreements continue until October 31, 2008. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

REVENUE SHARING
---------------

     NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the
Funds)  to  certain  brokers,   dealers,   or  other  financial   intermediaries
("Financial Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares ("revenue sharing payments").

     Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary's financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

     In addition, NB Management may pay for: placing the Funds on the Financial Intermediary's sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

     The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

     Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary's recommendation of the Funds or of any particular share class of the Funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary's compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary's recommendation of a Fund.

     In addition to the compensation described above, the Funds and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts ("subaccounting fees"). Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary's sales activities.

     NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients' accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Funds with respect to those assets.

DISTRIBUTION PLAN (Trust Class Only)
-----------------

     The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("Plan") with respect to the Trust Class of Neuberger Berman FOCUS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REAL ESTATE Fund, Neuberger Berman REGENCY Fund, Neuberger Berman SMALL AND MID CAP GROWTH Fund, Neuberger Berman SMALL CAP GROWTH Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund. The Plan provides that the Funds will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from the Trust Class of each Fund a fee at the annual rate of 0.10% of that Class's average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Trust Class shares and/or provide services to the Trust Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Trust Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust Class's plan complies with these rules.

     The table below sets forth the amount of fees accrued for the Funds indicated below:


TRUST CLASS                      Fiscal Year Ended August 31,

Fund                                2007            2006              2005
----                                ----            ----              ----

FOCUS                            $101,064        $141,878          $239,013

GUARDIAN                        $146,083         $166,362          $197,414

INTERNATIONAL LARGE CAP          $27,644            $457*             N/A**

PARTNERS                      $1,087,127         $812,900          $381,518

REAL ESTATE                     $119,330          $59,267           $42,966

REGENCY                          $63,726          $53,392           $25,435

SMALL & MID CAP GROWTH          $6,526***          N/A**             N/A**

SMALL CAP GROWTH                  $4,073           $3,330            $2,832

SOCIALLY RESPONSIVE             $312,189         $187,286           $72,304

* From August 1, 2006 (commencement of operations) to August 31, 2006.
** No data available because this Class of the Fund had not yet commenced operations.
*** From September 5, 2006 to August 31, 2007.

DISTRIBUTION PLAN (ADVISOR CLASS ONLY)
--------------------------------------

     The Trust, on behalf of the Fund, has also adopted a Plan with respect to the Advisor Class of each Fund. The Plan provides that the Advisor Class of each Fund will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from the Advisor Class of each Fund a fee at the annual rate of 0.25% of that Class's average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Fund shares and/or provide services to the Advisor Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Advisor Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Advisor Class's plan complies with these rules.

     The table below sets forth the amount of fees accrued for the Funds indicated below:


ADVISOR CLASS                  Fiscal Year Ended August 31,

Fund                             2007                2006                 2005
----                             ----                ----                 ----

FASCIANO                      $73,235              $82,648              $60,473

FOCUS                         $67,401              $80,153             $102,854

GENESIS                    $1,413,699           $1,743,132           $1,351,904

GUARDIAN                       $3,109               $2,527               $9,606

MID CAP GROWTH                 $2,486               $3,195               $3,098

PARTNERS                   $1,688,176             $923,686              $72,763

SMALL CAP GROWTH               $7,027               $4,190               $1,818


DISTRIBUTION PLAN (Class A Only)
-----------------

     The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("Plan") with respect to Class A of Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund and Neuberger Berman SELECT EQUITIES Fund. The Plan provides that each Fund will compensate NB Management for administrative and other services provided to the Fund, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Fund. Under the Plan, NB Management receives from Class A of each Fund a fee at the annual rate of 0.25% of that Class's average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Class A's plan complies with these rules.


DISTRIBUTION PLAN (Class C Only)
-----------------

        The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class C of Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund and Neuberger Berman SELECT EQUITIES Fund. The Plan provides that Class C of each Fund will compensate NB Management for administrative and other services provided to the Fund, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Fund. Under the Plan, NB Management receives from Class C of each Fund a fee at the annual rate of 1.00% of that Class's average daily net assets of which 0.75% is a distribution fee and 0.25% is a service fee. NB Management may pay up to the full amount of this fee to Institutions that make available Fund shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Class C's plan complies with these rules.

DISTRIBUTION PLAN (ADVISOR CLASS, TRUST CLASS, CLASS A AND CLASS C)
-------------------------------------------------------------------

     Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Fund and the purposes for which such expenditures were made.

     Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. To the extent the Plans allow the Funds to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

     The Plans continue until October 31, 2008. The Plans are renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

     From time to time, one or more of the Funds may be closed to new investors. Because the Plans for the Advisor Class, Trust Class, Class A and Class C shares of the Funds pay for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

                         ADDITIONAL PURCHASE INFORMATION

SHARE PRICES AND NET ASSET VALUE (All Classes)
--------------------------------

     Each Fund's shares are bought or sold at the offering price or at a price that is the Fund's NAV per share. The NAV for each Class of the Funds is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

     Each Fund (except Neuberger Berman INTERNATIONAL, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund and Neuberger Berman INTERNATIONAL LARGE CAP Funds) values securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (I.E., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the security is valued at the mean between its closing bid and asked prices on that day.

     Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund and Neuberger Berman INTERNATIONAL LARGE CAP Fund each values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Debt obligations are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Each Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Fund Trustees believe accurately reflects fair value.

     Each Fund's foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

     Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund and Neuberger Berman INTERNATIONAL LARGE CAP Fund's securities are traded primarily in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund or Neuberger Berman

INTERNATIONAL LARGE CAP Fund may be significantly affected on days when shareholders have no access to that Fund.

     If, after the close of the principal market on which a security is traded, and before the time the Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund Trustees have authorized NB Management, subject to the Board's review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

     If NB Management believes that the price of a security obtained under a Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

FINANCIAL INTERMEDIARIES
------------------------

     The Funds have authorized one or more financial intermediaries to receive purchase and redemption orders on their behalf. Such financial intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase and redemption order when a financial intermediary or its designee receives the order. Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been "accepted" as defined in the Prospectuses.

AUTOMATIC INVESTING AND DOLLAR COST AVERAGING
---------------------------------------------

     For each Fund that is sold directly to investors (currently the Funds in the Investor Class, certain Funds in the Trust and Institutional Classes and Class A shares for Grandfathered Investors as defined in the Class A and Class C shares Prospectus), shareholders in that Fund ("Direct Shareholders") may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB
Management serves as investment manager or (2) withdrawals from the shareholder's checking account. In either case, the minimum monthly investment is $100. Direct Shareholders who elect to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

     Automatic investing enables a Direct Shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a Direct Shareholder's average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

SALES CHARGES
-------------

     CLASS A PURCHASES
     -----------------

     PURCHASES BY CERTAIN 403(b) PLANS. Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (I.E., individual participant accounts are eligible to be aggregated together) if: (a) the Neuberger Berman Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES. Pursuant to a determination of eligibility by NB Management, Class A shares of Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund and Neuberger Berman SELECT EQUITIES Fund may be sold at net asset value to:

      1. current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Management or Neuberger and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

      2. currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in- law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

      3. currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the

           RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

      4. companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

      5.   insurance company separate accounts;

      6. accounts managed by NB Management or Neuberger and its affiliated companies;

      7.   NB Management or Neuberger and its affiliated companies;

      8. an individual or entity with a substantial business relationship with NB Management or Neuberger and its affiliated companies, or an individual or entity related or relating to such individual or entity;

      9. wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by NB Management or Neuberger and its affiliated companies;

      10. full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

      11. directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

      12. banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee;

      13. clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

      14. Employer-sponsored defined contribution - type plans, including certain 403(b) plans, investing $1 million or more with 100 or more eligible employees, and IRA rollovers involving retirement plan assets invested in the funds in the fund family; and

      15. Employee benefit and retirement plans for NB Management and its affiliates.




     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

      MOVING BETWEEN ACCOUNTS.
      ------------------------

     Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

      o redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

    o required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

    o death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

      LOAN REPAYMENTS.
      ----------------

     Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if NB Management is notified of the repayment.

      DEALER COMMISSIONS AND COMPENSATION.
      ------------------------------------

     Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of aggregate purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Fund's IRA rollover policy as described in the Prospectus) are paid to dealers at the following rates: 1.00% on amounts from $1 million to $1,999,999, 0.75% on amounts from $2 million to $2,999,999, 0.50% on amounts from $3 million to $4,999,999 and 0.25% on amounts from $5 million and above. Commissions are based on cumulative investments and are annually reset.

     A dealer concession of up to 1% may be paid by the Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS
-----------------------------------

     REDUCING YOUR CLASS A SALES CHARGE.
     -----------------------------------

     As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

     LETTER OF INTENT. By establishing a letter of intent (the "Letter"), you enter into a nonbinding commitment to purchase shares of non-money market funds in the fund family over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Letter period may be credited toward satisfying the Letter.

     The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

     The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Fund's transfer agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

     Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION. Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

      o individual-type employee benefit plans, such as an IRA, individual 403(b) plan (see exception in "Purchases by certain 403(b) plans" under "Sales Charges") or single-participant Keogh-type plan;

      o business accounts solely controlled by you or your immediate family (for example, you own the entire business);

      o trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct the Fund's transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

      o endowments or foundations established and controlled by you or your immediate family; or

      o 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan). Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

      o for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

      o made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

      o for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

      o for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

      o for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales Charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES. As described in the Prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the funds in the fund family. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of money market funds in the fund family are excluded.

     RIGHTS OF ACCUMULATION. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the funds in the fund family to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of money market funds in the fund family are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or NB Management if you have additional information that is relevant to the calculation of the value of your holdings.

     You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (I.E. at net asset value).

     If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your funds in the fund family.

     CDSC WAIVERS FOR CLASS A AND C SHARES.

     As noted in the Prospectus, a contingent deferred sales charge ("CDSC") may be waived in the following cases:

      o redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund's transfer agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Fund's transfer agent is notified of the death of a joint tenant will be subject to a CDSC;

      o  tax-free returns of excess contributions to IRAs;

      o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

      o  distributions  from an IRA upon  the  shareholder's  attainment  of age
         59-1/2;

      o IRA rollover from a fund in the fund family held in a employer sponsored retirement plan to Class A shares; and

      o redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

     In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):

      o Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

      o Redemptions through a systematic withdrawal plan (SWP). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

      o Purchases where the Distributor pays no commission or transaction fee to authorized dealers.

         For purposes of this paragraph, "account" means:

      o in the case of Class A shares, your investment in Class A shares of all funds in the fund family (investments representing direct purchases of money market funds in the fund family are excluded); and

      o in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

     CDSC waivers are allowed only in the cases listed here and in the Prospectus.

                         ADDITIONAL EXCHANGE INFORMATION


     As more fully set forth in a fund's prospectus, if shareholders purchased Advisor, Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund's shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met. Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

     In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectus) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

     An Institution may exchange a fund's Investor Class, Advisor Class, Trust Class, Institutional Class, Class A or Class C shares (if the shareholder did not purchase the fund's shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution. This privilege is not available for Neuberger Berman Genesis Fund Institutional Class shareholders. Most Institutions allow you to take advantage of the exchange program.

     Exchanges are generally not subject to any applicable sales charges. However, exchanges from money market funds are subject to applicable sales charges of the fund being purchased, unless the money market fund shares were acquired through an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund having a sales charge.

     Most investment providers allow you to take advantage of the exchange program. Please contact your investment provider or NB Management for further information on exchanging your shares.

     Any of the funds in the fund family may terminate or modify its exchange privilege in the future. Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

     There can be no assurance that Neuberger Berman CASH RESERVES, Neuberger Berman GOVERNMENT MONEY Fund, Lehman Brothers NATIONAL MUNICIPAL Money Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund or Lehman Brothers TAX-FREE MONEY Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

     Each of the funds in the fund family, except Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund charge shareholders a redemption fee on exchanges of fund shares held 60 days or less, the funds will provide at least 60 days' notice prior to terminating or materially altering its exchange privilege, except in the following cases:

      o If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

      o In certain extraordinary circumstances, such as the suspension of the redemption of the fund's shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

                        ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS
-------------------------

     The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

REDEMPTIONS IN KIND
-------------------

     Each Fund  reserves  the  right,  under  certain  conditions,  to honor any request for redemption by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value (All Classes)" above. Each Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Fund distributes to its shareholders, by Class, substantially all of its net investment income (after deducting expenses attributable to the Class), net capital gains, and net gains from foreign currency transactions it earns or realizes. Capital gain realization is one factor that a Portfolio Manager may consider in deciding when to sell a security. A Fund's net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in a Fund's NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

     Each Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December, except that Neuberger Berman REAL ESTATE Fund distributes substantially all of its net investment income (after deducting expenses), if any, near the end of each calendar quarter.

     Each Fund's dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash ("cash election"). Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

     A cash election with respect to any Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver a Fund's mailings to a shareholder for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

     Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the relevant Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS
---------------------

     To qualify or continue to qualify for treatment as a RIC under the Code, each Fund - which is treated as a separate corporation for federal tax purposes
- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and (ii) net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs. If a Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under "Investment Information -- Cash Management and Temporary Defensive Positions"), the Fund generally will be treated as (x) owning a proportionate share of the unregistered fund's assets for purposes of determining the Fund's compliance with the foregoing diversification requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (y) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.


     If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" (as described in each Prospectus) ("QDI") would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

     Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     For Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, and Neuberger Berman INTERNATIONAL LARGE CAP Fund, if more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service ("Service") that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes the Fund paid. Pursuant to that election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, his or her share of those taxes, (2) treat his or her share of those taxes and of any dividend the Fund paid that represents its income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the taxes deemed paid by him or her in computing his or her taxable income. A Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election. Individual shareholders of a Fund who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

     A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund's distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

     If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Each Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     Investors should be aware that a Fund may not be able, at the time it acquires a foreign issuer's shares, to ascertain whether the issuer is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to minimize the tax consequences detailed above, there are no guarantees that each will be able to do so.

     The Funds' use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Funds realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

        Exchange-traded futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Code), certain foreign currency contracts, and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) that are subject to section 1256 of the Code ("Section 1256 contracts") in which a Fund may invest are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund's taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

     If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the

Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

     Each of Neuberger Berman CENTURY Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REAL ESTATE Fund, Neuberger Berman REGENCY Fund, Neuberger Berman SELECT EQUITIES Fund, Neuberger Berman SMALL CAP GROWTH Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, each such Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, such a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

     Each Fund may invest in ownership units (I.E., limited partnership interests) in MLPs, which generally are classified as partnerships for federal tax purposes. Most MLPs in which the Funds may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income to the investing Funds under the Income Requirement. If a Fund invests in an MLP that is not a QPTP, the net income the Fund earns therefrom would be treated the same under the Income Requirement as income described in the next paragraph.

     Income that a Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) and is not a QPTP will be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by that company.

     Each Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits ("REMICs") or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pool ("TMPs") or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an "excess inclusion." The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, last year the U.S. Treasury Department and the Service issued a notice ("Notice") announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

     The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP's excess inclusion income under a "reasonable method," (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not "disqualified organizations" (I.E., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

     A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting "that are nominees" for "that are not `disqualified organizations'" in clause (3) and inserting "record shareholders that are" after "its" in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that for taxable years beginning after December 31, 2006, (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.


TAXATION OF THE FUNDS' SHAREHOLDERS
-----------------------------------

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     Each Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

     Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, "short-term capital gain dividends" and "interest-related dividends," if properly designated by a Fund, will be exempt from that tax. "Short-term capital gain dividends" are dividends that are attributable to the excess of net short-term capital gain over net long-term capital loss, computed with certain adjustments. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" ("qualified interest income" less allocable deductions), which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits. The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends a Fund pays to foreign investors, with certain exceptions, only with respect to its current taxable year (unless extended by recently introduced proposed legislation).

     As described in "Maintaining Your Account" in each Prospectus, a Fund may close a shareholder's account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), a Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

                                FUND TRANSACTIONS

     Neuberger Berman and Lehman Brothers act as principal brokers for each Fund (except Neuberger Berman INTERNATIONAL Fund and Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund) in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market). This means that Fund trades may be executed by Neuberger Berman or Lehman Brothers where Neuberger Berman or Lehman Brothers is capable of providing best execution. Neuberger Berman and Lehman Brothers may act as broker for Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund and Neuberger Berman INTERNATIONAL LARGE CAP Fund. A substantial portion of the Fund transactions of Neuberger Berman GENESIS and Neuberger Berman SMALL CAP GROWTH Funds involves securities traded on the OTC market; those Funds purchase and sell OTC securities in principal transactions with dealers who are the principal market makers for such securities. In effecting securities transactions, each Fund seeks to obtain the best price and execution of orders.

     For Neuberger Berman CENTURY Fund, Neuberger Berman FASCIANO Fund, Neuberger Berman FOCUS Fund, Neuberger Berman GENESIS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman MID CAP GROWTH Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REAL ESTATE Fund, Neuberger Berman REGENCY Fund, Neuberger Berman SMALL CAP GROWTH Fund and
Neuberger Berman SOCIALLY RESPONSIVE Fund, during the fiscal year ended 2005 there was a reduction in the amount of brokerage transactions Neuberger Berman provided for the Funds and an increase in the amount of brokerage transactions Lehman Brothers provided for the Funds due to the merger between Lehman Brothers and Neuberger Berman.

     During the fiscal year ended August 31, 2005, Neuberger Berman CENTURY Fund paid brokerage commissions of $35,939, of which $2,520 was paid to Neuberger Berman and $5,689 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2006, Neuberger Berman CENTURY Fund paid brokerage commissions of $16,070 of which $1,088 was paid to Neuberger Berman and $1,733 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2007, Neuberger Berman CENTURY Fund paid brokerage commissions of $11,949 of which $504 was paid to Neuberger Berman and $1,269 was paid to Lehman Brothers. During the fiscal year ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 4.89% of the aggregate dollar amount of transactions involving the payment of commissions, and 4.21% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 13.80% of the aggregate dollar amount of transactions involving the payment of commissions, and 10.62% of the aggregate brokerage commissions paid by the Fund. 100% of the $10,176 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $9,316,908) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2007, that Fund acquired securities of the following of its "regular brokers or dealers" (as defined under the 1940 Act): Citigroup Global Markets, Inc., at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Citigroup Global Markets, Inc. $164,080.

     During the fiscal year ended August 31, 2005, Neuberger Berman FASCIANO Fund paid brokerage commissions of $400,602, of which $33 was paid to Neuberger Berman and $67,341 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2006, Neuberger Berman FASCIANO Fund paid brokerage commissions of $543,071 of which $0 was paid to Neuberger Berman and $79,373 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2007, Neuberger Berman FASCIANO Fund paid brokerage commissions of $377,190 of which $95 was paid to Neuberger Berman and $54,494 was paid to Lehman Brothers. During the fiscal year ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 0.01% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.03% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 13.59% of the aggregate dollar amount of transactions involving the payment of commissions, and 14.45% of the aggregate brokerage commissions paid by the Fund. 100% of the $322,601 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $251,198,904) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2007, that Fund did not acquire or hold any securities of its regular brokers or dealers.

     During the fiscal year ended August 31, 2005, Neuberger Berman FOCUS Fund paid brokerage commissions of $1,173,794, of which $5,928 was paid to Neuberger Berman and $222,812 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2006, Neuberger Berman FOCUS Fund paid brokerage commissions of $1,063,510 of which $0 was paid to Neuberger Berman and $140,170 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2007, Neuberger Berman FOCUS Fund paid brokerage commissions of $1,577,653 of which $0 was paid to Neuberger Berman and $232,952 was paid to Lehman Brothers. During the fiscal year ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 16.77% of the aggregate dollar amount of transactions involving the payment of commissions, and 14.77% of the aggregate brokerage commissions paid by the Fund. 100% of the $1,344,701 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,271,008,862) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2007, that Fund acquired securities of the following of its regular brokers or dealers: Citigroup Global Markets, Inc., UBS Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith, Inc. at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Citigroup Global Markets, Inc. $47,808,224; UBS Securities LLC $32,650,000; and Merrill Lynch, Pierce, Fenner & Smith, Inc. $16,582,500

     During the fiscal year ended August 31, 2005, Neuberger Berman GENESIS Fund paid brokerage commissions of $4,226,620, of which $1,064 was paid to Neuberger Berman and $778,956 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2006, Neuberger Berman GENESIS Fund paid brokerage commissions of $5,714,010 of which $5,391 was paid to Neuberger Berman and $833,943 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2007, Neuberger Berman GENESIS Fund paid brokerage commissions of $7,989,096 of which $14 was paid to Neuberger Berman and $1,133,148 was paid to Lehman Brothers. During the fiscal year ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 18.09% of the aggregate dollar amount of transactions involving the payment of commissions, and 14.18% of the aggregate brokerage commissions paid by the Fund. 100% of the $6,855,934 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $5,587,652,814) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2007, that Fund did not acquire or hold any securities of its regular brokers or dealers.

     During the fiscal year ended August 31, 2005, Neuberger Berman GUARDIAN Fund paid brokerage commissions of $1,064,328 of which $0 was paid to Neuberger Berman and $208,076 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2006, Neuberger Berman GUARDIAN Fund paid brokerage commissions of $1,278,810 of which $0 was paid to Neuberger Berman and $204,203 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2007, Neuberger Berman GUARDIAN Fund paid brokerage commissions of $908,012 of which $0 was paid to Neuberger Berman and $133,786 was paid to Lehman Brothers. During the fiscal year ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 19.02% of the aggregate dollar amount of transactions involving the payment of commissions, and 14.73% of the aggregate brokerage commissions paid by the Fund. 100% of the $774,226 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $675,423,015) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2007, that Fund acquired securities of the following of its regular brokers or dealers: Citigroup Global Markets, Inc. at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Citigroup Global Markets, Inc. $64,257,900.

     During  the  fiscal  year  ended   August  31,   2005,   Neuberger   Berman
INTERNATIONAL Fund paid brokerage commissions of $1,145,798, of which $0 was paid to Neuberger Berman and $48,817 was paid to Lehman Brothers.

     During  the  fiscal  year  ended   August  31,   2006,   Neuberger   Berman
INTERNATIONAL Fund paid brokerage commissions of $2,859,017 of which $0 was paid to Neuberger Berman and $125,628 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2007, Neuberger Berman INTERNATIONAL Fund paid brokerage commissions of $2,449,561 of which $0 was paid to Neuberger Berman and $122,916 was paid to Lehman Brothers. During the fiscal year ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 6.07% of the aggregate dollar amount of transactions involving the payment of commissions, and 5.02% of the aggregate brokerage commissions paid by the Fund. 100% of the $2,326,645 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $2,712,764,167) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2007, that Fund did not acquire or hold any securities of its regular brokers or dealers.

     During  the  fiscal  period  ended  August  31,  2005,   Neuberger   Berman
INTERNATIONAL INSTITUTIONAL Fund paid brokerage commissions of $66,660, of which $0 was paid to Neuberger Berman and $50,428 was paid to Lehman Brothers.

     During  the  fiscal  year  ended   August  31,   2006,   Neuberger   Berman
INTERNATIONAL INSTITUTIONAL Fund paid brokerage commissions of $715,453 of which $0 was paid to Neuberger Berman and $58,728 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2007, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund paid brokerage commissions of $946,444 of which $0 was paid to Neuberger Berman and $56,004 was paid to Lehman Brothers. During the fiscal year ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 5.16% of the aggregate dollar amount of transactions involving the payment of commissions, and 5.92% of the aggregate brokerage commissions paid by the Fund. 100% of the $890,440 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $719,350,981) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2007, that Fund did not acquire or hold any securities of its regular brokers or dealers.

     Neuberger Berman INTERNATIONAL LARGE CAP Fund commenced operations on August 1, 2006 and therefore has no brokerage data for the fiscal year ending August 31, 2005.

     During  the  fiscal   period  ended  August  31,  2006   Neuberger   Berman
INTERNATIONAL LARGE CAP Fund paid brokerage commissions of $3,074 of which $0 was paid to Neuberger Berman and $187 was paid to Lehman Brothers.

        During the fiscal year ended August 31, 2007, Neuberger Berman INTERNATIONAL LARGE CAP Fund paid brokerage commissions of $139,488 of which $0 was paid to Neuberger Berman and $24,477 was paid to Lehman Brothers. During the fiscal year ended August 31, 2007, transactions in which that Fund used
Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 19.21% of the aggregate dollar amount of transactions involving the payment of commissions, and 17.55% of the aggregate brokerage commissions paid by the Fund. 100% of the $115,011 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $201,228,258) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2007, that Fund did not acquire or hold any securities of its regular brokers or dealers.

     During the fiscal year ended August 31, 2005, Neuberger Berman MID CAP GROWTH Fund paid brokerage commissions of $664,695 of which $350 was paid to Neuberger Berman and $111,455 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2006, Neuberger Berman MID CAP GROWTH Fund paid brokerage commissions of $439,122 of which $0 was paid to Neuberger Berman and $55,490 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2007, Neuberger Berman MID CAP GROWTH Fund paid brokerage commissions of $431,655 of which $0 was paid to Neuberger Berman and $65,692 was paid to Lehman Brothers. During the fiscal year ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 17.46% of the aggregate dollar amount of transactions involving the payment of commissions, and 15.22% of the aggregate brokerage commissions paid by the Fund. 100% of the $365,963 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $331,151,799) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2007, that Fund did not acquire or hold any securities of its regular brokers or dealers.

     During the fiscal year ended August 31, 2005, Neuberger Berman PARTNERS Fund paid brokerage commissions of $3,180,514 of which $1,021 was paid to Neuberger Berman and $649,322 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2006, Neuberger Berman PARTNERS Fund paid brokerage commissions of $3,693,574 of which $2,385 was paid to Neuberger Berman and $485,393 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2007, Neuberger Berman PARTNERS Fund paid brokerage commissions of $4,731,039 of which $13,291 was paid to Neuberger Berman and $641,188 was paid to Lehman Brothers. During the fiscal year ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 0.21% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.28% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 13.73% of the aggregate dollar amount of transactions involving the payment of commissions, and 13.55% of the aggregate brokerage commissions paid by the Fund. 100% of the $4,076,560 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $3,399,211,321) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2007, that Fund acquired securities of the following of its regular brokers or dealers: Morgan Stanley & Co., Inc. and Merrill Lynch, Pierce, Fenner & Smith, Inc. at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Morgan Stanley & Co., Inc. $70,191,198; Merrill Lynch, Pierce, Fenner & Smith, Inc. $68,946,350.

     During the fiscal year ended August 31, 2005, Neuberger Berman REAL ESTATE Fund paid brokerage commissions of $146,563, of which $285 was paid to Neuberger Berman and $30,062 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2006, Neuberger Berman REAL ESTATE Fund paid brokerage commissions of $170,848 of which $428 was paid to Neuberger Berman and $33,413 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2007, Neuberger Berman REAL ESTATE Fund paid brokerage commissions of $255,544 of which $323 was paid to Neuberger Berman and $45,357 was paid to Lehman Brothers. During the fiscal year ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 0.24% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.13% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 21.02% of the aggregate dollar amount of transactions involving the payment of commissions, and 17.75% of the aggregate brokerage commissions paid by the Fund. 100% of the $209,864 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $199,790,407) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2007, that Fund did not acquire or hold any securities of its regular brokers or dealers.

     During the fiscal year ended August 31, 2005, Neuberger Berman REGENCY Fund paid brokerage commissions of $153,843, of which $181 was paid to Neuberger Berman and $28,431 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2006, Neuberger Berman REGENCY Fund paid brokerage commissions of $285,721 of which $0 was paid to Neuberger Berman and $43,501 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2007, Neuberger Berman REGENCY Fund paid brokerage commissions of $373,395 of which $261 was paid to Neuberger Berman and $45,638 was paid to Lehman Brothers. During the fiscal year ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 0.06% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.07% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 11.28% of the aggregate dollar amount of transactions involving the payment of commissions, and 12.22% of the aggregate brokerage commissions paid by the Fund. 100% of the $327,496 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $263,770,032) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2007, that Fund acquired securities of the following of its regular brokers or dealers: Bear Stearns & Co., Inc. at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Bear Stearns & Co., Inc., $2,368,788.

     Neuberger Berman SMALL AND MID CAP GROWTH Fund commenced operations September 5, 2006 and therefore has no brokerage data for the fiscal years ending August 31, 2005 and August 31, 2006.

     During the fiscal period ended August 31, 2007, Neuberger Berman SMALL AND MID CAP GROWTH Fund paid brokerage commissions of $20,686 of which $314 was paid to Neuberger Berman and $2,920 was paid to Lehman Brothers. During the fiscal period ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 2.49% of the aggregate dollar amount of transactions involving the payment of commissions, and 1.52% of the aggregate brokerage commissions paid by the Fund. During that fiscal period, transactions in which that Fund used Lehman Brothers as broker comprised 16.21% of the aggregate dollar amount of transactions involving the payment of commissions, and 14.12% of the aggregate brokerage commissions paid by the Fund. 100% of the $17,452 paid to other brokers by that Fund during that fiscal period (representing commissions on transactions involving approximately $16,478,371) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal period ended August 31, 2007, that Fund did not acquire or hold any securities of its regular brokers or dealers.

     During the fiscal year ended August 31, 2005, Neuberger Berman SMALL CAP GROWTH Fund paid brokerage commissions of $329,518, of which $812 was paid to Neuberger Berman and $58,531 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2006, Neuberger Berman SMALL CAP GROWTH Fund paid brokerage commissions of $221,346 of which $143 was paid to Neuberger Berman and $31,171 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2007, Neuberger Berman SMALL CAP GROWTH Fund paid brokerage commissions of $229,402 of which $76 was paid to Neuberger Berman and $31,187 was paid to Lehman Brothers. During the fiscal year ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 0.08% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.03% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 18.56% of the aggregate dollar amount of transactions involving the payment of commissions, and 13.59% of the aggregate brokerage commissions paid by the Fund. 100% of the $198,139 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $142,515,330) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2007, that Fund did not acquire or hold any securities of its regular brokers or dealers.

     During the fiscal year ended August 31, 2005, Neuberger Berman SOCIALLY RESPONSIVE Fund paid brokerage commissions of $351,039, of which $107 was paid to Neuberger Berman and $74,482 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2006, Neuberger Berman SOCIALLY RESPONSIVE Fund paid brokerage commissions of $596,079 of which $677 was paid to Neuberger Berman and $97,724 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2007, Neuberger Berman SOCIALLY RESPONSIVE Fund paid brokerage commissions of $621,894 of which $380 was paid to Neuberger Berman and $92,944 was paid to Lehman Brothers. During the fiscal year ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 0.08% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.06% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 21.84% of the aggregate dollar amount of transactions involving the payment of commissions, and 14.95% of the aggregate brokerage commissions paid by the Fund. 100% of the $528,570 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $447,053,332) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2007, that Fund acquired securities of the of its regular brokers or dealers: Citigroup Global Markets, Inc. and State Street Bank and Trust Co. at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Citigroup Global Markets, Inc., $45,858,016; State Street Bank and Trust Co. $45,200,844.

     Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund and Neuberger Berman SELECT EQUITIES Fund have not commenced operations as of the date of the SAI. Accordingly, they have no brokerage data to report.

     Insofar as Fund transactions of Neuberger Berman CENTURY Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman SMALL CAP GROWTH Fund and Neuberger Berman REGENCY Fund result from active management of equity securities, and insofar as Fund transactions of Neuberger Berman MID CAP GROWTH Fund result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by those Funds to brokers (including Neuberger Berman where it acts in that capacity) may be greater than if securities were selected solely on a long-term basis.

     For Neuberger Berman CENTURY Fund, the aggregate dollar amount of brokerage commissions paid in the 2007 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2005 fiscal year. This was caused by multiple factors including changes in the net assets of a Fund, changes in either the inflows and outflows of a Fund's net assets and/or changes in the portfolio turnover rate for a Fund.

     For Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, the aggregate dollar amount of brokerage commissions paid in the 2007 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2006 fiscal year since the Fund commenced operations in June 2005.

     For Neuberger Berman INTERNATIONAL LARGE CAP Fund, the aggregate dollar amount of brokerage commissions paid in the 2007 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2006 fiscal year since the Fund commenced operations in August 2006.

     The Funds may, from time to time, loan portfolio securities to Neuberger Berman, Lehman Brothers and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the

Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

     In effecting securities transactions, each Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Fund plans to continue to use Neuberger Berman and/or Lehman Brothers as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Funds' knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.

     The use of Neuberger Berman and Lehman Brothers as brokers for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

     Under the 1940 Act, commissions paid by a Fund to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Fund's policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

     A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers determine that the commissions paid to Neuberger Berman and Lehman Brothers by the Funds are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

     To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

     Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Funds participate in.

     Each Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

     In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

     A committee comprised of officers of NB Management and employees of Neuberger Berman who are Fund managers of some of the Funds and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

     The commissions paid to a broker other than Neuberger Berman and Lehman Brothers may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds' benefit.

COMMISSION RECAPTURE PROGRAM AND EXPENSE OFFSET ARRANGEMENT
-----------------------------------------------------------

     The Funds have entered or will enter into a commission recapture program with Citigroup Global Markets Inc., which enables each Fund to recoup a portion of the commissions it pays to a broker that is not a related party of the Funds by redirecting these commissions to pay for some of its operational expenses. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended August 31, 2007, the impact of this arrangement on the Funds was a reduction of expenses as follows:



     ----------------------------------------------------------------------
     FUNDS                                  AMOUNT OF REDUCTION OF EXPENSES
     ----------------------------------------------------------------------
     Century                                                         $392
     ----------------------------------------------------------------------
     Fasciano                                                      26,789
     ----------------------------------------------------------------------
     Focus                                                        122,666
     ----------------------------------------------------------------------
     Genesis                                                      569,594
     ----------------------------------------------------------------------
     Guardian                                                      69,834
     ----------------------------------------------------------------------
     International                                                221,635
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
     International Institutional                                   36,152
     ----------------------------------------------------------------------
     International Large Cap                                       10,016
     ----------------------------------------------------------------------
     Mid Cap Growth                                                27,535
     ----------------------------------------------------------------------
     Partners                                                     251,283
     ----------------------------------------------------------------------
     Real Estate                                                   19,871
     ----------------------------------------------------------------------
     Regency                                                       22,863
     ----------------------------------------------------------------------
     Small & Mid Cap Growth                                         1,022*
     ----------------------------------------------------------------------
     Small Cap Growth                                              14,869
     ----------------------------------------------------------------------
     Socially Responsive                                           42,012
     ----------------------------------------------------------------------

    * From September 5, 2006 (commencement of operations) to August 31,
       2007.


     Each Fund also has or will enter into an expense offset arrangement in connection with its custodian contract. For the year ended August 31, 2007, the impact of this arrangement was a reduction of expenses as follows:



     ----------------------------------------------------------------------
     FUNDS                                  AMOUNT OF REDUCTION OF EXPENSES
     ----------------------------------------------------------------------
     Century                                                           $6
     ----------------------------------------------------------------------
     Fasciano                                                         428
     ----------------------------------------------------------------------
     Focus                                                          4,885
     ----------------------------------------------------------------------
     Genesis                                                       78,895
     ----------------------------------------------------------------------
     Guardian                                                      22,077
     ----------------------------------------------------------------------
     International                                                  2,812
     ----------------------------------------------------------------------
     International Institutional                                    2,139
     ----------------------------------------------------------------------
     International Large Cap                                          325
     ----------------------------------------------------------------------
     Mid Cap Growth                                                 1,730
     ----------------------------------------------------------------------
     Partners                                                      31,198
     ----------------------------------------------------------------------
     Real Estate                                                    1,048
     ----------------------------------------------------------------------
     Regency                                                          857
     ----------------------------------------------------------------------
     Small & Mid Cap Growth                                           150*
     ----------------------------------------------------------------------
     Small Cap Growth                                                 947
     ----------------------------------------------------------------------
     Socially Responsive                                           10,611
     ----------------------------------------------------------------------
     * From September 5, 2006  (commencement  of operations) to August 31,
       2007.

PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

PROXY VOTING
------------

     The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

     NB Management has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Funds. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

     NB Management's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. ("Glass Lewis") to vote proxies in accordance with NB Management's voting guidelines.

     For socially responsive clients, NB Management has adopted socially responsive voting guidelines. For non-socially responsive clients, NB Management's guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

     In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management's proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

     If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

     The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the "Potential Recipients") unless such disclosure is consistent with a Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

     NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the "Allowable Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The President or a Senior Vice President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Funds prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

PORTFOLIO HOLDINGS DISCLOSURE PROCEDURES
----------------------------------------

     Disclosure of portfolio holdings may be requested only by an officer of NB Management or a Fund by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Funds or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Funds or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

     Neither the Funds, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Funds' Chief Compliance Officer, the Board of Trustees reviews the Funds' portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

     Pursuant to a Code of Ethics adopted by the Funds, NB Management and Neuberger Berman ("NB Code"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds' shareholders. The NB Code also prohibits any person associated with the Funds, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Funds from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

PORTFOLIO HOLDINGS APPROVED RECIPIENTS
--------------------------------------

     The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

     STATE STREET BANK AND TRUST COMPANY ("STATE STREET"). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund's written consent. State Street receives reasonable compensation for its services and expenses as custodian.

     SECURITIES LENDING AGENT. Each Fund has entered or may enter into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive each Fund's portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund's operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. Each Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

     OTHER THIRD-PARTY SERVICE PROVIDERS TO THE FUNDS. The Funds may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds.

     In addition, the Funds may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or Neuberger. Currently, each Fund provides its complete portfolio holdings to FactSet Research Systems Inc. ("FactSet") each day for this purpose. FactSet receives reasonable compensation for its services.

     In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

     RATING, RANKING AND RESEARCH AGENCIES. Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. Each Fund provides its complete portfolio holdings to: Vestek each day and Lipper, a Reuters company on the second business day of each month. Each Fund also provides its complete month-end portfolio holdings to Data Communique International ("DCI"), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of each Fund's top 10 holdings. No compensation is received by any Fund, NB Management, Neuberger Berman or any other person in connection with the disclosure of this information. NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep each Fund's portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

                             REPORTS TO SHAREHOLDERS

     Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the respective independent registered public accounting firms for the Funds. Each Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

     Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of December 14, 2005. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twenty-three separate operating series. The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

     Prior to November 9, 1998, the name of the Trust was "Neuberger & Berman Equity Funds," and the term "Neuberger Berman" in each Fund's name (except Neuberger Berman CENTURY Fund, Neuberger Berman FASCIANO Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman REAL ESTATE Fund, Neuberger Berman REGENCY Fund and Neuberger Berman SMALL AND MID CAP GROWTH Fund,) was "Neuberger & Berman."

     On December 17, 2007, each of Neuberger Berman MID CAP GROWTH Fund, Neuberger Berman SMALL AND MID CAP GROWTH Fund and Neuberger Berman SMALL CAP
GROWTH Fund changed its name from Neuberger Berman Manhattan Fund, Neuberger Berman All Cap Growth Fund and Neuberger Berman Millennium Fund, respectively.

     DESCRIPTION OF SHARES. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

     SHAREHOLDER MEETINGS. The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote at the meeting.

     CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

     OTHER. Because Advisor Class, Trust Class, Class A and Class C shares for certain Funds can only be bought, owned and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

                          CUSTODIAN AND TRANSFER AGENT

     Each Fund has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each
Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Investor Class correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. All correspondence for other classes should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

     Each of Neuberger Berman FASCIANO Fund, Neuberger Berman FOCUS Fund, Neuberger Berman GENESIS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman INTERNATIONAL FUND, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REAL ESTATE Fund and Neuberger Berman SELECT EQUITIES Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

     Each of Neuberger Berman CENTURY Fund, Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund, Neuberger Berman MID CAP GROWTH Fund, Neuberger Berman REGENCY Fund, Neuberger Berman SMALL AND MID CAP GROWTH Fund, Neuberger Berman SMALL CAP GROWTH Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund has selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA, 19103, as the independent registered public accounting firm that will audit its financial statements.

                                  LEGAL COUNSEL

     The Trust has selected Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, DC 20006-1600, as its legal counsel.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of November 30, 2007, the following are all of the beneficial and record owners of more than five percent of each Fund's shares. Neuberger Berman LARGE CAP DISCIPLINED GROWTH Fund and Neuberger Berman SELECT EQUITIES Fund have not yet commenced operations as of the date of this SAI and therefore have no beneficial and record owners of more than five percent of either Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

FUND AND CLASS                         NAME AND ADDRESS                                                   PERCENT OWNED
--------------                         ----------------                                                   -------------
Neuberger Berman                       Charles Schwab & Co Inc.                                            15.69%
FASCIANO Fund                          Attn: Mutual Funds
Advisor Trust                          101 Montgomery St.
                                       San Francisco, CA 94104-4151

                                       American United Life Insurance Company                              13.44%
                                       FBO Group Retirement Annuity
                                       PO Box 1995
                                       Indianapolis, IN 46206-9102

                                       Citigroup Global Markets Inc.                                       10.01%
                                       333 W. 34th St., Floor 3
                                       New York, NY 10001-2402

                                       JP Morgan Chase Bank                                                 8.81%
                                       FBO ADP Mid Market
                                       3 Metrotech Center, Floor 6
                                       Brooklyn, NY 11245-0001

                                       American United Life Insurance Company                               5.12%
                                       Unit Investment Trust
                                       PO Box 1995
                                       Indianapolis, IN 46206-9102

Neuberger Berman                       Charles Schwab & Co Inc.                                            27.45%
FASCIANO Fund                          Attn: Mutual Funds
Investor Class                         101 Montgomery St.
                                       San Francisco, CA 94104-4151

                                       National Financial Services Corp                                    11.01%
                                       PO Box 3908
                                       Church Street Station
                                       New York, NY 10008-3908

                                       Fidelity Investments Institutional                                   7.92%
                                       Ops. Co Inc. FIIOC as Agent of Certain
                                       Employee Benefit Plan
                                       100 Magellan Way #KW1C
                                       Covington, KY 41015-1999

FUND AND CLASS                         NAME AND ADDRESS                                                   PERCENT OWNED
--------------                         ----------------                                                   -------------
Neuberger Berman                       National Financial Services Corp                                    46.28%
FOCUS Fund                             PO Box 3908
Advisor Class                          Church Street Station
                                       New York, NY 10008-3908

                                       Delaware Charter Guarantee & Trust                                  15.46%
                                       FBO Various Qualified Plans
                                       711 High Street
                                       Des Moines, IA 50309-2732

                                       Delaware Charter Guarantee & Trust                                   6.85%
                                       FBO Principal Financial Group
                                       711 High Street
                                       Des Moines, IA 50392-0001

Neuberger Berman                       Charles Schwab & Co Inc.                                             6.74%
FOCUS Fund                             Attn: Mutual Funds
Investor Class                         101 Montgomery St.
                                       San Francisco, CA 94104-4151

Neuberger Berman                       National Financial Services Corp                                    20.75%
FOCUS Fund                             PO Box 3908
Trust Class                            Church Street Station
                                       New York, NY 10008-3908

                                       Delaware Charter Guarantee & Trust                                  13.81%
                                       Cust. FBO Principal Financial Group
                                       711 High St.
                                       Des Moines, IA 50392-0001

                                       Citigroup Global Markets Inc.                                        8.11%
                                       388 Greenwich St.
                                       New York, NY 10013-2375

                                       Nationwide Trust Co                                                  7.72%
                                       FSB c/o IPO Portfolio Accounting
                                       PO Box 182029
                                       Columbus, OH 43218-2029

                                       Delaware Charter Guarantee & Trust                                   6.32%
                                       FBO Various Qualified Plans
                                       711 High St.
                                       Des Moines, IA 50309-2732

FUND AND CLASS                         NAME AND ADDRESS                                                   PERCENT OWNED
--------------                         ----------------                                                   -------------
                                       ING Life Insurance and Annuity Co                                    5.87%
                                       151 Farmington Ave.
                                       Hartford, CT 06156-0001

                                       Fidelity Investments Inst. Ops. Co                                   5.73%
                                       as Agent for Certain EE Benefit Pl.
                                       Mailzone KWIC
                                       100 Magellan Way #KW1C
                                       Covington, KY 41015-1999

Neuberger Berman                       First Union National Bank FBO                                       17.24%
GENESIS Fund                           Various Retirement Plans
Advisor Class                          1525 W. WT. Harris Blvd. CMGNC1151
                                       Charlotte, NC 28262-8522

                                       National Financial Services Corp                                    13.59%
                                       PO Box 3908
                                       Church Street Station
                                       New York, NY 10008-3908

                                       Charles Schwab & Co Inc.                                            10.86%
                                       Attn: Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA 94104-4151

                                       Delaware Charter Guarantee& Trust                                    6.84%
                                       Cust. FBO Principal Mutual Life Ins,
                                       PO Box 8704
                                       1013 Centre Rd.
                                       Wilmington, DE 19899-8704

                                       Horace Mann Life Insurance Co                                        6.75%
                                       Separate Account
                                       1 Horace Mann Plaza
                                       Springfield, IL 62715-0002

Neuberger Berman                       Fidelity Investments Inst. Ops. Co                                  44.50%
GENESIS Fund                           as Agent for Certain EE Benefit Pl.
Institutional Class                    Mailzone KWIC
                                       100 Magellan Way #KW1C
                                       Covington, KY 41015-1999

FUND AND CLASS                         NAME AND ADDRESS                                                   PERCENT OWNED
--------------                         ----------------                                                   -------------
                                       Bank of New York as Custodian                                       10.58%
                                       Savings Plan for Employees and Partners of
                                       PricewaterhouseCoopers LLP
                                       One Wall St., Floor 12
                                       New York, NY 10286-0001

                                       JP Morgan Chase                                                     10.38%
                                       Sun Microsystems Inc.
                                       Tax Deferred Retirement Savings Plan
                                       9300 Ward Pkwy.
                                       Kansas City, MO 64114-3317

                                       Retirement Benefit Accumulation Plan for                             5.03%
                                       Employees of PricewaterhouseCoopers LLP
                                       Bank of New York as Custodian
                                       One Wall Street, Floor 12
                                       New York, NY 10286-0001

Neuberger Berman                       Charles Schwab & Co Inc.                                            19.11%
GENESIS Fund                           Attn: Mutual Funds
Investor Class                         101 Montgomery St.
                                       San Francisco, CA 94104-4151

                                       National Financial Services Corp                                     9.82%
                                       PO Box 3908
                                       Church Street Station
                                       New York, NY 10008-3908

                                       Union Central Life Insurance Co                                      5.34%
                                       401K Group Sep. Account
                                       Attn: Mutual Funds Department Station 3
                                       1876 Waycross Rd.
                                       PO Box 40888
                                       Cincinnati, OH 45240-0888

Neuberger Berman                       Fidelity Investments Inst. Ops. Co                                  26.39%
GENESIS Fund                           as Agent for Certain EE Benefit Pl.
Trust Class                            Mailzone KWIC
                                       100 Magellan Way #KW1C
                                       Covington, KY 41015-1999

                                       National Financial Services Corp                                     9.21%
                                       PO Box 3908
                                       Church Street Station
                                       New York, NY 10008-3908

FUND AND CLASS                         NAME AND ADDRESS                                                   PERCENT OWNED
--------------                         ----------------                                                   -------------
                                       Wachovia Bank FBO                                                    6.50%
                                       Various Retirement Plans
                                       1525 West Wt.
                                       Harris Blvd.
                                       Charlotte, NC 28288-0001

                                       Vanguard Fiduciary Trust Co                                          5.59%
                                       All Neuberger Berman Funds
                                       PO Box 2600 VM 613
                                       Attn: Outside Funds
                                       Valley Forge, PA 19482-2600

Neuberger Berman GUARDIAN Fund         Charles Schwab & Co Inc.                                            56.19%
Advisor Class                          Attn: Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA 94104-4151

                                       MG Trust Company Cust. FBO                                          12.09%
                                       J.R. Pierce Plumbing Co., Inc.
                                       700 17th St.
                                       Suite 300
                                       Denver, CO 80202-3531

Neuberger Berman GUARDIAN Fund         Charles Schwab & Co Inc.                                            17.42%
Investor Class                         Attn: Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA 94104-4151

Neuberger Berman GUARDIAN Fund         National Financial Services Corp                                    23.88%
Trust Class                            PO Box 3908
                                       Church Street Station
                                       New York, NY 10008-3908

                                       Nationwide Life Insurance Co                                        20.40%
                                       QPVA
                                       c/o IPO Portfolio Accounting
                                       PO Box 182029
                                       Columbus, OH 43218-2029

                                       Nationwide Trust Co                                                 10.07%
                                       FSB
                                       c/o IPO Portfolio Accounting
                                       PO Box 182029
                                       Columbus, OH 43218-2029

FUND AND CLASS                         NAME AND ADDRESS                                                   PERCENT OWNED
--------------                         ----------------                                                   -------------
                                       Delaware Charter Guarantee & Trust                                   7.30%
                                       FBO Various Qualified Plans
                                       711 High Street
                                       Des Moines, IA 50309-2732

Neuberger Berman INTERNATIONAL         Charles Schwab & Co Inc.                                            20.95%
Fund Investor Class                    Attn: Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA 94104-4151

                                       National Financial Services Corp                                    10.97%
                                       PO Box 3908
                                       Church Street Station
                                       New York, NY 10008-3908

                                       Fidelity Investments Institutional                                   6.76%
                                       Ops. Co Inc. FIIOC as Agent of Certain
                                       Employee Benefit Plan
                                       100 Magellan Way #KW1C
                                       Covington, KY 41015-1999

Neuberger Berman INTERNATIONAL         Citigroup Global Markets Inc.                                       39.62%
Fund Trust Class                       388 Greenwich St.
                                       New York, NY 10013-2375

                                       National Financial Services Corp                                    11.08%
                                       for the Exclusive Benefit of Our Customers
                                       200 Liberty St. - 1 World Financial Center
                                       Attn: Mutual Funds Department - 5th Floor

                                       New York, NY 10281
                                       MFPF&S for the Sole Benefit of Its Customers                         6.95%
                                       Attn: Fund Administration
                                       4800 Deer Lake Dr. E
                                       Floor 2
                                       Jacksonville, FL 32246-6484

                                       Fidelity Investment Instit. Oper. Co                                 5.55%
                                       as Agent for Certain Benefit Pln.
                                       100 Magellan Way #KW1C
                                       Covington, KY 41015-1999

Neuberger Berman INTERNATIONAL         Charles Schwab & Co Inc.                                            16.82%
INSTITUTIONAL Fund                     Attn: Mutual Funds
Institutional Class                    101 Montgomery St.
                                       San Francisco, CA 94104-4151


FUND AND CLASS                         NAME AND ADDRESS                                                   PERCENT OWNED
--------------                         ----------------                                                   -------------
                                       HSBC                                                                13.75%
                                       L&F Indemnity Limited
                                       Belvedere Building
                                       69 Pitts Bay Rd.
                                       Pembroke, Bermuda

                                       Children's Healthcare of Atlanta, Inc.                               9.12%
                                       State Street Bank & Trust
                                       1584 Tullie Cir. NE
                                       Atlanta, GA 303029-2311

                                       MAC & Co                                                             7.08%
                                       Attn: Mutual Fds. Operations
                                       PO Box 3198
                                       Pittsburgh, PA 15230-3198

                                       Thomas Smith TTEE                                                    6.63%
                                       Peralta Community College District
                                       333 E. 8th St.
                                       Oakland, CA 94606-2844

Neuberger Berman INTERNATIONAL         VMI Foundation Inc.                                                 25.78%
LARGE CAP Fund Institutional           Mellon Bank TTEE
Class                                  PO Box 932
                                       Lexington, VA 24450-0932

                                       Massachusetts Laborers' Pension Fund                                19.59%
                                       14 New England Executive Park
                                       Suite 200
                                       Burlington, MA 01803-5201

                                       Massachusetts Laborers' Annuity Fund                                19.54%
                                       14 New England Executive Park
                                       Suite 200
                                       Burlington, MA 01803-5201

                                       Lehman Brothers Inc.                                                 8.76%
                                       70 Hudson St., 7th Floor
                                       Jersey City, NJ 07302-6599

                                       HEB Brand Savings & Retirement Plan Trust                            8.23%
                                       Thomas Witt TTEE
                                       646 S. Main Ave.
                                       San Antonio, TX 78204-1210


FUND AND CLASS                         NAME AND ADDRESS                                                   PERCENT OWNED
--------------                         ----------------                                                   -------------
                                       The Health Trust                                                     6.92%
                                       2105 S. Bascom Blvd., Suite 220
                                       Campbell, CA 95008-3292

Neuberger Berman INTERNATIONAL         Lehman Brothers, Inc.                                               10.26%
LARGE CAP Fund Trust Class             70 Hudson St., 7th Floor
                                       Jersey City, NJ 07302-6599

                                       National Financial Services Corp                                     5.74%
                                       200 Liberty Street - 1 World Finance Center
                                       Attn: Mutual Funds Dept - 5th Floor
                                       New York, NY 10281

Neuberger Berman                       Charles Schwab & Co Inc.                                            26.33%
MID CAP GROWTH Fund                    Attn: Mutual Funds
Advisor Class                          101 Montgomery St.
                                       San Francisco, CA 94104-4151

                                       MFPF&S for the Sole Benefit of Its Customers                        12.30%
                                       Attn: Fund Administration
                                       4800 Deer Lake Dr. E
                                       Floor 2
                                       Jacksonville, FL 32246-6484

                                       National Financial Services Corp                                    11.21%
                                       PO Box 3908
                                       Church Street Station
                                       New York, NY 10008-3908

                                       Reliance Trust Co Custodian for Self                                10.24%
                                       Trusteed FBO IBEW Local Union No. 5
                                       Employee's Prof.
                                       PO Box 48529
                                       Atlanta, GA 30362-1529

                                       Pershing LLC                                                         6.25%
                                       Attn: Mutual Funds
                                       PO Box 2052
                                       Jersey City, NJ 07303-2052

                                       Lehman Brothers, Inc.                                                5.69%
                                       70 Hudson Street, 7th Floor
                                       Jersey City, NJ 07302-6599

FUND AND CLASS                         NAME AND ADDRESS                                                   PERCENT OWNED
--------------                         ----------------                                                   -------------
Neuberger Berman                       Invesmart Unitized                                                  99.04%
MID CAP GROWTH Fund                    Reliance Trust Company
Institutional Class                    1100 Abernathy Rd.
                                       500 Northpark Suite 400
                                       Atlanta, GA 30328-5634

Neuberger Berman                       Charles Schwab & Co Inc.                                             8.48%
MID CAP GROWTH Fund                    Attn: Mutual Funds
Investor Class                         101 Montgomery St.
                                       San Francisco, CA 94104-4151

Neuberger Berman                       National Financial Services Corp                                    50.82%
MID CAP GROWTH Fund                    PO Box 3908
Trust Class                            Church Street Station
                                       New York, NY 10008-3908

                                       Delaware Charter Guarantee & Trust                                  11.96%
                                       FBO Various Qualified Plans
                                       711 High Street
                                       Des Moines, IA 50309-2732

                                       Fidelity Investment Inst. Ops. Co                                    9.99%
                                       as Agent for Certain EE Benefit Pl.
                                       100 Magellan Way #KW1C
                                       Covington, KY 41015-1999

Neuberger Berman                       State Street Bank and Trust                                         39.54%
PARTNERS Fund                          FBO ADP Daily 401(K) Product
Advisor Class                          105 Rosemont Rd.
                                       Westwood, MA 02090-2318

                                       National Financial Services Corp                                    13.54%
                                       PO Box 3908
                                       Church Street Station
                                       New York, NY 10008-3908

                                       Charles Schwab & Co Inc.                                             9.67%
                                       Attn: Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA 94104-4151

                                       MFPF&S for the Sole Benefit of Its Customers                         5.48%
                                       Attn: Fund Administration
                                       4800 Deer Lake Dr. E
                                       Floor 2
                                       Jacksonville, FL 32246-6484


FUND AND CLASS                         NAME AND ADDRESS                                                   PERCENT OWNED
--------------                         ----------------                                                   -------------
Neuberger Berman                       State of Maryland Savings & Investment Plan (457)                   49.01%
PARTNERS Fund                          c/o IPO Portfolio Accounting
Institutional Class                    PO Box 182029
                                       Columbus, OH 43218-2029

                                       State of Maryland Savings & Investment Plan (401K)                  38.84%
                                       c/o IPO Portfolio Accounting
                                       PO Box 182029
                                       Columbus, OH 43218-2029

                                       State of Maryland Savings & Investment Plan 401A                     7.17%
                                       c/o IPO Portfolio Accounting
                                       PO Box 182029
                                       Columbus, OH 43218-2029

Neuberger Berman                       Charles Schwab & Co Inc.                                            15.67%
PARTNERS Fund                          Attn: Mutual Funds
Investor Class                         101 Montgomery St.
                                       San Francisco, CA 94104-4151

                                       National Financial Services Corp                                     6.95%
                                       PO Box 3908
                                       Church Street Station
                                       New York, NY 10008-3908

Neuberger Berman                       Fidelity Investment Instit. Oper. Co                                30.41%
PARTNERS Fund                          as Agent for Certain Benefit Pln.
Trust Class                            100 Magellan Way #KW1C
                                       Covington, KY 41015-1999

                                       National Financial Services Corp                                    16.17%
                                       PO Box 3908
                                       Church Street Station
                                       New York, NY 10008-3908

                                       MLPF&S for the Sole Benefit of its Customers                         7.22%
                                       Attn: Fund Administration
                                       4800 Deer Lake Dr. E., Floor 2
                                       Jacksonville, FL 32246-6484

                                       Nationwide Life Insurance QPVA                                       5.41%
                                       c/o IPO Portfolio Accounting
                                       PO Box 182029
                                       Columbus, OH 43218-2029

FUND AND CLASS                         NAME AND ADDRESS                                                   PERCENT OWNED
--------------                         ----------------                                                   -------------
                                       Wells Fargo Bank NA FBO                                              5.29%
                                       Saks Incorporation 401K Retirement Plan
                                       PO Box 1533
                                       Minneapolis, MN 55480-1533

Neuberger Berman REAL ESTATE           Charles Schwab & Co Inc.                                            18.07%
Fund Trust Class                       Attn: Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA 94104-4151

                                       Prudential Investment Management Service                            15.54%
                                       FBO Mutual Fund Clients
                                       100 Mulberry St.
                                       3 Gateway Center, Floor 11
                                       Mail Stop NJ 05-11-20
                                       Newark, NJ 07102-4000

                                       Nationwide Trust Company FSB                                         6.03%
                                       c/o IPO Portfolio Accounting
                                       PO Box 182029
                                       Columbus, OH 43219-2029

                                       National Financial Services Corp                                     5.96%
                                       PO Box 3908
                                       Church Street Station
                                       New York, NY 10008-3908

Neuberger Berman                       Charles Schwab & Co Inc.                                            18.75%
REGENCY Fund                           Attn: Mutual Funds
Investor Class                         101 Montgomery St.
                                       San Francisco, CA 94104-4151

                                       National Financial Services Corp                                    17.20%
                                       PO Box 3908
                                       Church Street Station
                                       New York, NY 10008-3908

                                       Jewish Communal Fund Corporation                                     5.62%
                                       575 Madison Ave., Suite 703
                                       New York, NY 10022-8591

Neuberger Berman                       Nationwide Trust Company FSB                                        13.50%
REGENCY Fund                           c/o IPO Portfolio Accounting
Trust Class                            PO Box 182029
                                       Columbus, OH 43219-2029

FUND AND CLASS                         NAME AND ADDRESS                                                   PERCENT OWNED
--------------                         ----------------                                                   -------------
                                       Union Central Life Insurance Co                                     12.44%
                                       401K Group Sep Acct
                                       1876 Waycross Rd.
                                       PO Box 40888
                                       Cincinnati, OH 45240-0888

                                       National Financial Services Corp                                     7.10%
                                       PO Box 3908
                                       Church Street Station
                                       New York, NY 10008-3908

Neuberger Berman                       Lehman Brothers, Inc.                                               68.16%
SMALL AND MID CAP                      70 Hudson St., 7th Floor
GROWTH Fund                            Jersey City, NJ 07302-6599
Trust Class

Neuberger Berman SMALL CAP             Charles Schwab & Co Inc.                                            32.01%
GROWTH Fund Advisor Class              Attn: Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA 94104-4151

                                       American United Life Insurance Company                              17.99%
                                       FBO Group Retirement Annuity
                                       PO Box 1995
                                       Indianapolis, IN 46206-9102

                                       American United Life Insurance Company                              11.35%
                                       Unit Investment Trust
                                       PO Box 1995
                                       Indianapolis, IN 46206-9102

                                       National Financial Services Corp                                     9.35%
                                       PO Box 3908
                                       Church Street Station
                                       New York, NY 10008-3908

                                       Reliance Trust Company                                               5.90%
                                       FBO Iris Group
                                       PO Box 48529
                                       Atlanta, GA 30362-1529

                                       Hartford Life Insurance Co.                                          5.21%
                                       Separate Account TK
                                       Attn: David Ten Broeck
                                       200 Hopmeadow St.
                                       Simsbury, CT 06089-9793

FUND AND CLASS                         NAME AND ADDRESS                                                   PERCENT OWNED
--------------                         ----------------                                                   -------------
                                       Lehman Brothers, Inc.                                                5.01%
                                       598-00222-13
                                       70 Hudson St., 7th Floor
                                       Jersey City, NJ 07302-6599

Neuberger Berman SMALL CAP GROWTH      Charles Schwab & Co Inc.                                            29.89%
Fund Investor Class                    Attn: Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA 94104-4151

Neuberger Berman SMALL CAP GROWTH      National Financial Services Corp                                    35.59%
Fund Trust Class                       PO Box 3908
                                       Church Street Station
                                       New York, NY 10008-3908

                                       Citigroup Global Markets Inc.                                       32.31%
                                       388 Greenwich St.
                                       New York, NY 10013-2375

                                       PFPC Inc. as Agent for PFPC Trust                                   21.50%
                                       FBO Nationwide Best of America Advisory Services
                                       211 S. Gulph Rd.
                                       King of Prussia, PA 19406

Neuberger Berman                       Charles Schwab & Co Inc.                                            22.30%
SOCIALLY RESPONSIVE Fund               Attn: Mutual Funds
Investor Class                         101 Montgomery St.
                                       San Francisco, CA 94104-4151

                                       Fidelity Investments Institutional                                   8.91%
                                       OPS Co Inc. FIIOC as Agent of Certain Employee
                                       Benefit Plan
                                       100 Magellan Way #KW1C
                                       Covington, KY 41015-1999

                                       National Financial Services Corp                                     8.22%
                                       PO Box 3908
                                       Church Street Station
                                       New York, NY 10008-3908

                                       Nationwide Life Insurance Co Naco                                    5.78%
                                       c/o IPO Portfolio Accounting
                                       PO Box 182029
                                       Columbus, OH 43218-2029

FUND AND CLASS                         NAME AND ADDRESS                                                   PERCENT OWNED
--------------                         ----------------                                                   -------------
Neuberger Berman                       Hartford Life Insurance Co                                          17.00%
SOCIALLY RESPONSIVE Fund               Separate Account TK
Trust Class                            Attn: David Ten Broeck
                                       200 Hopmeadow St.
                                       Simsbury, CT 06089-9793

                                       Fidelity Investment Inst. Ops. Co                                   15.39%
                                       as Agent for Certain EE Benefit Pl.
                                       100 Magellan Way #KW1C
                                       Covington, KY 41015-1999

                                       National Financial Services Corp                                     8.68%
                                       PO Box 3908
                                       Church Street Station
                                       New York, NY 10008-3908


                             REGISTRATION STATEMENT

     This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

     Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

     The following financial statements and related documents are incorporated herein by reference from the Funds' Annual Report to shareholders for the fiscal year ended August 31, 2007:

        The audited financial statements of Neuberger Berman FASCIANO Fund, Neuberger Berman FOCUS Fund, Neuberger Berman GENESIS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund, Neuberger Berman PARTNERS Fund, and Neuberger Berman REAL ESTATE Fund, notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.

        The audited financial statements of Neuberger Berman CENTURY Fund, Neuberger Berman MID CAP GROWTH Fund, Neuberger Berman REGENCY Fund, Neuberger Berman SMALL AND MID CAP GROWTH Fund, Neuberger Berman SMALL CAP GROWTH Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund, notes thereto, and the reports of Tait, Weller & Baker LLP, independent registered public accounting firm, with respect to such audited financial statements.

                                                                      APPENDIX A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER
-----------------------------------------------

S&P CORPORATE BOND RATINGS:

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S CORPORATE BOND RATINGS:

     Aaa - Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

     Aa - Bonds rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

     A - Bonds rated A are considered upper-medium grade and are subject to low credit risk. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B are considered speculative and are subject to high credit risk. They generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P COMMERCIAL PAPER RATINGS:

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

        -      Leading market positions in well-established industries.

        -      High rates of return on funds employed.

        - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                          NEUBERGER BERMAN EQUITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                               Trust Class Shares


                             DATED DECEMBER 17, 2007

Neuberger Berman CONVERGENCE Fund   Neuberger Berman EQUITY INCOME Fund

Neuberger Berman DIVIDEND Fund      Neuberger Berman RESEARCH OPPORTUNITIES Fund

Neuberger Berman ENERGY Fund
================================================================================

              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700



     Neuberger Berman CONVERGENCE Fund (formerly, Neuberger Berman Premier Convergence Fund), Neuberger Berman DIVIDEND Fund (formerly, Neuberger Berman Premier Dividend Fund), Neuberger Berman ENERGY Fund (formerly, Neuberger Berman Premier Energy Fund), Neuberger Berman EQUITY INCOME Fund and Neuberger Berman RESEARCH OPPORTUNITIES Fund (formerly, Neuberger Berman Premier Analysts Fund) (each a "Fund") are mutual funds that offer shares pursuant to a Prospectus dated December 17, 2007.

     The Prospectus for the Funds' Trust Class provides more information about each Fund that you should know before investing. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the Prospectus carefully before investing.

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for the Funds' Trust Class.

     No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectus and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

     The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2007 Neuberger Berman Management Inc. All rights reserved.

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT INFORMATION.........................................................1
     Investment Policies and Limitations.......................................1
     Cash Management and Temporary Defensive Positions.........................4
     Additional Investment Information.........................................5

PERFORMANCE INFORMATION.......................................................29
     Average Annual Total Return Computations.................................29
     Average Annual Total Return After Taxes on Distributions.................29
     Average Annual Total Return After Taxes on Distributions and Sale of
     Fund Shares..............................................................29

CERTAIN RISK CONSIDERATIONS...................................................30


TRUSTEES AND OFFICERS.........................................................30
    Information about the Board of Trustees...................................30
    Information about the Officers of the Trust...............................37

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................47
    Investment Manager and Administrator......................................47
    Management and Administration Fees........................................48
    Contractual Expense Limitations...........................................49
    Sub-Adviser...............................................................50
    Portfolio Manager Information.............................................50
    Other Investment Companies Managed........................................55
    Codes of Ethics...........................................................55
    Management and Control of NB Management and Neuberger Berman..............56

DISTRIBUTION ARRANGEMENTS.....................................................56
         Distributor..........................................................56
         Revenue Sharing......................................................57
         Distribution Plan....................................................58

ADDITIONAL PURCHASE INFORMATION...............................................60
         Share Prices and Net Asset Value.....................................60
         Financial Intermediaries.............................................61
         Automatic Investing and Dollar Cost Averaging........................61

ADDITIONAL EXCHANGE INFORMATION...............................................61

ADDITIONAL REDEMPTION INFORMATION.............................................63
         Suspension of Redemptions............................................63
         Redemptions in Kind..................................................63

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................63

ADDITIONAL TAX INFORMATION....................................................64
         Taxation of the Funds................................................64
         Taxation of the Funds' Shareholders..................................69

FUND TRANSACTIONS.............................................................70
         Commission Recapture Program and Expense Offset Arrangement..........75
         Portfolio Turnover...................................................76
         Proxy Voting.........................................................76

PORTFOLIO HOLDINGS DISCLOSURE.................................................77
         Portfolio Holdings Disclosure Policy.................................77
         Portfolio Holdings Disclosure Procedures.............................77
         Portfolio Holdings Approved Recipients...............................78


REPORTS TO SHAREHOLDERS.......................................................79

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS................................80

CUSTODIAN AND TRANSFER AGENT..................................................80

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS................................81

LEGAL COUNSEL.................................................................81

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................81

REGISTRATION STATEMENT........................................................82

FINANCIAL STATEMENTS..........................................................82

APPENDIX A - RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.................A-1

                             INVESTMENT INFORMATION

     Each Fund is a separate operating series of Neuberger Berman Equity Funds ("Trust"), a Delaware statutory trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

     Neuberger Berman CONVERGENCE Fund and Neuberger Berman ENERGY Fund commenced operations as separate series of the Trust on January 9, 2007 and October 17, 2006, respectively. Neuberger Berman DIVIDEND Fund, Neuberger Berman EQUITY INCOME Fund and Neuberger Berman RESEARCH OPPORTUNITIES Fund commenced operations as separate series of the Trust on November 2, 2006.

     The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of each Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

          (1) 67% of the units of beneficial interest ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

          (2) a majority of the outstanding shares of the Fund.

     These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

INVESTMENT POLICIES AND LIMITATIONS
-----------------------------------

     Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund.

     The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:

     1. BORROWING. No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund's total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

     2. COMMODITIES. No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

     3. DIVERSIFICATION (ALL FUNDS EXCEPT NEUBERGER BERMAN CONVERGENCE FUND AND NEUBERGER BERMAN ENERGY FUND). No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government and Agency Securities"), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     DIVERSIFICATION (NEUBERGER BERMAN CONVERGENCE FUND AND NEUBERGER BERMAN ENERGY FUND). Each Fund is non-diversified under the 1940 Act.

     4. INDUSTRY CONCENTRATION (ALL FUNDS EXCEPT NEUBERGER BERMAN CONVERGENCE FUND AND NEUBERGER BERMAN ENERGY FUND). No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.

     INDUSTRY CONCENTRATION (NEUBERGER BERMAN CONVERGENCE FUND). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund normally will invest greater than 25% of its total assets in industries within the telecommunications, media and technology sectors. This limitation does not apply to U.S. Government and Agency Securities.

     INDUSTRY CONCENTRATION (NEUBERGER BERMAN ENERGY FUND). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the energy industries. This limitation does not apply to U.S. Government and Agency Securities.

     5. LENDING. No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

     6. REAL ESTATE (ALL FUNDS EXCEPT NEUBERGER BERMAN DIVIDEND FUND AND NEUBERGER BERMAN EQUITY INCOME FUND). No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

     REAL ESTATE (NEUBERGER BERMAN DIVIDEND FUND AND NEUBERGER BERMAN EQUITY INCOME FUND). Each Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that a Fund may (i) invest in securities of issuers a principal business of which is mortgaging, investing and/or dealing in real estate or interests therein, (ii) invest in instruments that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

     7. SENIOR SECURITIES. No Fund may issue senior securities, except as permitted under the 1940 Act.

     8. UNDERWRITING. No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

     For purposes of the limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.

     Each Fund has the following fundamental investment policy:

               Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

     The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:

     1. BORROWING (ALL FUNDS EXCEPT NEUBERGER BERMAN CONVERGENCE FUND). No Fund may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

     BORROWING (NEUBERGER BERMAN CONVERGENCE FUND). The Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.

     2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, no Fund may make any loans other than securities loans.

     3. MARGIN  TRANSACTIONS  (ALL FUNDS  EXCEPT  NEUBERGER  BERMAN  CONVERGENCE
FUND). No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

     MARGIN TRANSACTIONS (NEUBERGER BERMAN CONVERGENCE FUND). The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation. The Fund may use the proceeds of short sales to buy securities.

     4. FOREIGN SECURITIES. No Fund may invest more than 20% of the value of its total assets in securities denominated in foreign currency.

     These policies do not limit investment in American Depository Receipts ("ADRs") and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

     5. ILLIQUID SECURITIES. No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

     6. INVESTMENTS IN ANY ONE ISSUER (NEUBERGER BERMAN CONVERGENCE FUND AND NEUBERGER BERMAN ENERGY FUND). At the close of each quarter of the Fund's taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer. These limitations do not apply to government securities, as defined for purposes of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended ("Code"), or securities of another regulated investment company (as so defined) ("RIC").

     7. EQUITY SECURITIES. Each Fund normally invests at least 80% of its assets in equity securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days' notice to shareholders. As used in this policy, "assets" means net assets plus the amount of any borrowing for investment purposes.

     Convertible securities are considered equity securities for purposes of each Fund's non-fundamental policy to invest at least 80% of its net assets in equity securities.

CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS
-------------------------------------------------

     For temporary defensive purposes, or to manage cash pending investment or payout, each Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

     In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") ("sales charge"), or service fee, as defined in rule 2830(b) of the Conduct Rules of the NASD, in connection with its purchase or redemption of the money market fund's or unregistered fund's shares, or the Fund's investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

     In addition, pursuant to an exemptive order received from the SEC, a Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund.

ADDITIONAL INVESTMENT INFORMATION
---------------------------------

     Some or all of the Funds, as indicated below, may make the following investments, among others; some of which are part of the Fund's principal investment strategies and some of which are not. The principal risks of each Fund's principal investment strategies are discussed in the Prospectus. The Funds may not buy all of the types of securities or use all of the investment techniques that are described.

     ILLIQUID SECURITIES (ALL FUNDS). Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Funds are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Funds may be subject to legal restrictions that could be costly to the Funds.

     POLICIES AND LIMITATIONS. No Fund may purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

     REPURCHASE AGREEMENTS (ALL FUNDS). In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

     POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

     SECURITIES LOANS (ALL FUNDS). Each Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Funds do not have the right to vote on securities while they are on loan. However, it is the Funds' policy to attempt to terminate loans in time to vote those proxies that a Fund has determined are material to the interests of the Fund. NB Management believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Funds also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Funds may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

     POLICIES AND LIMITATIONS. Each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. See the section entitled "Cash Management and Temporary Defensive Positions" for information on how the cash collateral may be invested. A Fund does not count the collateral for purposes of any investment policy or limitation that requires that Fund to invest specific percentages of its assets in accordance with its principal investment program.

     RESTRICTED SECURITIES AND RULE 144A SECURITIES (ALL FUNDS). Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. NB

Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

     Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time that Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

     POLICIES AND LIMITATIONS. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund's 15% limit on investments in illiquid securities.


     REVERSE REPURCHASE AGREEMENTS (ALL FUNDS). In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

     POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of each Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to that Fund's obligations under the agreement.

     LEVERAGE (ALL FUNDS). Each Fund may engage in transactions that have the effect of leverage. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in a Fund's net asset value ("NAV"). Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to that Fund's shareholders as dividends, if any, will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of each Fund's investment limitations.

     POLICIES AND LIMITATIONS. Generally, each Fund does not intend to use leverage for investment purposes. Each Fund may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

     FOREIGN SECURITIES (ALL FUNDS). Each Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds' rights as investors.

     Each Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on portfolio transactions.

     Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

     Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

     Each Fund may invest in ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and International Depository Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

     Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

     POLICIES AND LIMITATIONS. To limit the risks inherent in investing in foreign currency denominated securities, a Fund may not purchase any such security if, as a result, more than 20% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Within these limitations, however, none of the Funds is restricted in the amount it may invest in securities denominated in any one foreign currency.

     Each Fund (except Neuberger Berman CONVERGENCE Fund and Neuberger Berman ENERGY Fund) may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

     FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (ALL FUNDS). Each Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

     When-issued purchases and forward commitment transactions enable a Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price.

     The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund's NAV starting on the date of the agreement to purchase the securities. Because a Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in that Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund's NAV as long as the commitment to sell remains in effect.

     POLICIES AND LIMITATIONS. Each Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it has been entered into. Each Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize capital gains or losses in connection with these transactions.

     When a Fund purchases securities on a when-issued or forward commitment basis, that Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of that Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on the Fund's records as segregated, while the commitment is outstanding. These procedures are designed to ensure that each Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

     TELECOMMUNICATIONS SECURITIES (ALL FUNDS). These include the securities of companies that own and operate both wired and wireless networks that transport both voice and data traffic. Examples include incumbent providers of domestic and international telephone services, regional and long distance operators, new entrants into the telecommunications industry including competitive local exchange carriers, broadband service providers, and data services companies, as well as cellular wireless operators. These companies are occasionally among the most richly-priced securities during periods of market expansion and they often suffer prolonged sell-offs. Further, the sector is characterized by short product cycles, intense competition for market share, and very high fixed costs. Many products produced by companies in this sector may become obsolete quickly. The telecommunications industry is also a heavily regulated industry and is subject to extensive government oversight.

     The issuers of telecommunications securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

     MEDIA SECURITIES (ALL FUNDS). These include the securities of companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography). Many products produced by companies in this sector may become
obsolete  quickly.   These  companies  may  suffer  when  their  products  prove incompatible with dominant systems. Additionally, television, radio, cable television, and direct satellite broadcast system operators are subject to extensive competition and changing government regulation. Furthermore, any threat of deteriorating employment markets and weakening economy could pose a potential risk for those media companies that generate revenues from advertising sales.

     The issuers of media securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

     TECHNOLOGY SECURITIES (ALL FUNDS). These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing
which   may   increase   their   volatility.   Competitive   pressures   in  the
technology-related industries also may have a significant effect on the performance of technology securities.

     The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

     REAL ESTATE-RELATED INSTRUMENTS (ALL FUNDS). No Fund will directly invest in real estate, but each Fund may invest in securities issued by real estate companies. Investments in the securities of companies in the real estate industry subject a Fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

     Real estate-related instruments include securities of real estate investment trusts (also known as "REITs"), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

     REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

     The types of REITs described above are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.

     REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Fund to indirectly bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

     Each Fund may also invest in mortgage-backed securities. These are fixed income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when those interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This limits a Fund's ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae, Fannie Mae, and Freddie Mac) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.


     ENERGY-RELATED INVESTMENTS (ALL FUNDS). The securities of companies in energy-related activities include, among others, integrated oil and gas companies, refining companies, independent oil and gas companies, oil service companies, coal companies, energy infrastructure companies, energy transportation companies, energy master limited partnerships (see "Master Limited Partnerships" below), natural gas and electric utilities, and alternative energy providers of solar, wind and hydrogen. Companies in the energy sector are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that a Fund cannot control) and may lack the resources and the broad business lines to weather hard times. These companies face the risk that their earnings, dividends and stock prices will be affected by changes in the prices and supplies of energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including the supply and demand for energy fuels; international political events; energy conservation; the success of exploration projects; tax and other governmental regulations; policies of the Organization of Petroleum Exporting Countries ("OPEC"); and relationships among OPEC members and between OPEC and oil-importing countries.


   FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON SECURITIES AND
               INDICES, FORWARD CONTRACTS, AND OPTIONS ON FOREIGN
               CURRENCIES (COLLECTIVELY, "FINANCIAL INSTRUMENTS")

     FUTURES CONTRACTS AND OPTIONS THEREON (ALL FUNDS). Each Fund may purchase and sell single stocks and interest rate futures contracts, stock and bond index futures contracts (including those on a narrow-based index), and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits each Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Funds view investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

     A Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. A Fund may purchase futures contracts to fix what NB Management believes to be a favorable price for securities the Fund intends to purchase. If a futures contract is purchased by the Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for anticipated differences in volatility between positions a Fund wishes to hedge and the standardized futures contracts available to it, each Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

     For purposes of managing cash flow, each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index").

     A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

     U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

     Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

     "Margin" with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing their NAVs, the Funds mark to market the value of their open futures positions. Each Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

     Although each Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

     Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could have an adverse impact on the NAV of the Fund.


     Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

     Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

     POLICIES AND LIMITATIONS. Each Fund may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Funds do not engage in transactions in futures and options on futures for speculation.

     Each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Managers may use such futures and options to increase the Funds' exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     CALL OPTIONS ON SECURITIES (ALL FUNDS). Each Fund may write covered call options and may purchase call options on securities and call options in related closing transactions. The purpose of writing call options is to hedge (I.E., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

     When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

     The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Funds' total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

     If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

     When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

     POLICIES AND LIMITATIONS. Each Fund may write covered call options and may purchase call options on securities and call options in related closing transactions. Each Fund writes only "covered" call options on securities it owns

(in contrast to the writing of "naked" or uncovered call options, which the Funds will not do).

     A Fund would purchase a call option to offset a previously written call option. Each Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase. Neuberger Berman CONVERGENCE Fund may purchase call options for hedging or non-hedging purposes.

     PUT OPTIONS ON SECURITIES (ALL FUNDS). Each Fund may write and purchase put options on securities. Each Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

     When any Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

     Portfolio securities on which a Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

     POLICIES AND LIMITATIONS. Each Fund generally writes and purchases put options on securities for hedging purposes (I.E., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV).

     GENERAL INFORMATION ABOUT SECURITIES OPTIONS (ALL FUNDS). The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. Neuberger Berman CONVERGENCE Fund and Neuberger Berman EQUITY INCOME Fund also may purchase and sell European style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, that Fund will lose the entire amount of the premium paid.


     Options are traded both on U.S. national securities exchanges and in the over-the-counter ("OTC") market. Neuberger Berman CONVERGENCE Fund and Neuberger Berman EQUITY INCOME Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, a Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.


     The premium a Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

     Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits a Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

     A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

     A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     POLICIES AND LIMITATIONS. Each Fund may use American-style options. Neuberger Berman CONVERGENCE Fund and Neuberger Berman EQUITY INCOME Fund may also purchase and sell European style options and may purchase and sell options that are traded on foreign exchanges.

     The assets used as cover (or segregated) for OTC options written by a Fund will be considered illiquid and thus subject to each Fund's 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     PUT AND CALL OPTIONS ON SECURITIES INDICES (ALL FUNDS). Each Fund may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Fund's securities or securities the Fund intends to buy. The Fund may write securities index options to close out positions in such options that it has purchased.

     For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available.

     Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

     POLICIES AND LIMITATIONS. Each Fund may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by the Fund will be listed and traded on an exchange. The Fund currently does not expect to invest a substantial portion of its assets in securities index options.

     For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Funds will be listed and traded on an exchange.

     FOREIGN CURRENCY TRANSACTIONS (ALL FUNDS). Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date
(usually less than one year from the date of the contract) at a fixed price ("forward contracts"). Each Fund also may engage in foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     Each Fund may enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. Each Fund will not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

     Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

     At the consummation of a forward contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

     NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

     However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

     Neuberger Berman CONVERGENCE Fund, Neuberger Berman DIVIDEND Fund and Neuberger Berman EQUITY INCOME Fund, may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. The Funds may invest in securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of a specified amount of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union from time to time to reflect changes in relative values of the underlying currencies. The market for ECUs may become illiquid at times of uncertainty or rapid change in the European currency markets, limiting a Fund's ability to prevent potential losses. In addition, Neuberger Berman CONVERGENCE Fund, Neuberger Berman DIVIDEND Fund and Neuberger Berman EQUITY INCOME Fund may invest in securities denominated in other currency baskets.

     POLICIES AND LIMITATIONS. Each Fund may enter into forward contracts for the purpose of hedging and not for speculation.

     When a Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

     OPTIONS ON FOREIGN CURRENCIES (ALL FUNDS). Each Fund may write and purchase covered call and put options on foreign currencies.

     Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

     POLICIES AND LIMITATIONS. A Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

     REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. If a Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

     COVER FOR FINANCIAL INSTRUMENTS. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid securities.

     Segregated securities cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund's assets could impede Fund management or the Fund's ability to meet current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.


     GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Fund's use of Financial Instruments will be successful.


     Each Fund's use of Financial Instruments may be limited by the provisions of the Code with which it must comply to continue to qualify as a RIC. See
"Additional Tax Information." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.


     POLICIES AND LIMITATIONS. When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund's underlying securities or currency. NB Management intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

     SHORT SALES (NEUBERGER BERMAN CONVERGENCE FUND). Neuberger Berman CONVERGENCE Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

     The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

     The Fund may also make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

     The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

     POLICIES AND LIMITATIONS. Under applicable guidelines of the SEC staff, if Neuberger Berman Convergence Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated, an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     FIXED INCOME SECURITIES (ALL FUNDS). While the emphasis of each Fund's investment program is on common stocks and other equity securities, each Fund may invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Fund may also invest in investment grade corporate bonds and debentures. The debt securities in which the Funds may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index of reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. Each Fund may invest in corporate debt securities rated below investment grade.

     U.S.  Government  Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as

"Sallie Mae"), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

     "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

     The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds primarily refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

     Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which a Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Fund's fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

     Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to a Fund warrants exposure to the additional level of risk.

     POLICIES AND LIMITATIONS. Each Fund may invest up to 20% of its total assets in debt securities.

     There are no restrictions as to the ratings of debt securities each Fund may acquire or the portion of its assets each may invest in debt securities in a particular ratings category. Although the Funds do not presently intend to invest in debt securities, they may invest in convertible bonds that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

     COMMERCIAL PAPER (ALL FUNDS). Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

     POLICIES AND LIMITATIONS. Each Fund may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality.

     ZERO COUPON SECURITIES (ALL FUNDS). Each Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

     The discount on zero coupon securities ("original issue discount" or "OID") must be included in gross income ratably by each Fund prior to the receipt of any actual payments. Because each Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See "Additional Tax Information."

     The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

     CONVERTIBLE SECURITIES (ALL FUNDS). Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

     The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund's ability to achieve its investment objectives.

     POLICIES AND LIMITATIONS. Convertible securities are considered equity securities for purposes of each Fund's non-fundamental policy to invest at least 80% of its net assets in equity securities. Convertible debt securities are subject to each Fund's investment policies and limitations concerning fixed income securities.

     PREFERRED STOCK (ALL FUNDS). Each Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

     SWAP AGREEMENTS (ALL FUNDS). Each Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

     POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, each Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

     CANADIAN INCOME TRUSTS (ALL FUNDS). Canadian income trusts commonly hold debt or equity securities in, or are entitled to receive royalties from, an underlying active business. The income trust structure is typically adopted by businesses that require a limited amount of capital in maintenance and that generate stable cash flows. The value of an income trust can rise or fall for the same reasons that affect equity securities or because of changes to interest rates.

     An investment in units of Canadian income trusts is not the equivalent of owning shares in a corporation. Unit holders do not have the statutory rights normally associated with owning shares in a corporation. Investments in income trusts will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates and other economic factors. Typically, income trusts are more volatile than fixed-income securities and preferred shares. The value of income trust units may decline significantly if they are unable to meet distribution targets. To the extent that claims against an income trust are not satisfied by the trust, investors in the income trust (including any Fund that invests in the income trust) could be held responsible for such obligations. Certain, but not all, jurisdictions have enacted legislation to protect investors from some of this liability. There is also a risk that the tax rules relating to income trusts may change in a way that is negative to income trust investors.

     MASTER LIMITED PARTNERSHIPS (ALL FUNDS). Master limited partnerships ("MLPs") are limited partnerships (or similar entities) in which the ownership units (I.E., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter ("OTC") market. Many MLPs operate in the oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.


     Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.


     The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.


     OTHER INVESTMENT COMPANY SECURITIES (ALL FUNDS). Each Fund may invest in shares of other investment companies. Such an investment may be the most practical or only manner in which a Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. Each Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     As a shareholder in an investment company, a Fund would indirectly bear its pro rata share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Funds do not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

     POLICIES AND LIMITATIONS. For cash management purposes, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. In addition, pursuant to an exemptive order received from the SEC, a Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. See "Cash Management and Temporary Investment Policy."

     Otherwise, a Fund's investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate.

     Each Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

     INDEXED SECURITIES (ALL FUNDS). Each Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

     TERRORISM RISKS. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds' operations.

                             PERFORMANCE INFORMATION

     Each Fund's performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor's original cost.

AVERAGE ANNUAL TOTAL RETURN COMPUTATIONS
----------------------------------------

     Each Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                        n
                                  P(1+T)  = ERV

     Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

     NB Management may from time to time forgo a portion of its current fees due from any Fund or reimburse a Fund for a portion of its expenses. Such action has the effect of increasing total return. Such undertakings are described in the Prospectus and in "Investment Management and Administration Services" below.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
--------------------------------------------------------

     An average annual rate of return after taxes on distribution ("T") may be computed by using the ending value at the end of a specified period after taxes on Fund distributions but not after taxes on redemption ("ATVD") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                       n
                                 P(1+T)  = ATV
        `                                     D


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
--------------------------------------------------------------------------------

     An average annual rate of return after taxes on distribution and sale of Fund shares ("T") may be computed by using the ending value at the end of a specified period after taxes on Fund distributions and sale of Fund shares ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                       n
                                 P(1+T)  = ATV
                                              DR

                           CERTAIN RISK CONSIDERATIONS

     Although each Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective.

                              TRUSTEES AND OFFICERS

     The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.


Information about the Board of Trustees
---------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                    ---------
                                                                                  Funds in Fund       Other Directorships
                                                                                  -------------       -------------------
                      Position and                                                   Complex           Held Outside Fund
                      ------------                                                   -------           -----------------
Name, Age, and         Length of                                                   Overseen by          Complex by Fund
--------------         ---------                                                   -----------          ---------------
Address(1)           Time Served(2)           Principal Occupation(s)(3)         Fund Trustee(4)            Trustee
-----------          --------------           ---------------------------        ---------------            -------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John Cannon (77)   Trustee since         Consultant; formerly, Chairman,                61             Independent Trustee
                       2000              CDC Investment Advisers                                       or Director of three
                                         (registered investment adviser),                              series of
                                         1993 to January 1999; formerly,                               Oppenheimer Funds:
                                         President and Chief Executive                                 Oppenheimer
                                         Officer, AMA  Investment                                      Limited Term New
                                         Advisors, an affiliate of the                                 York Municipal
                                         American Medical Association.                                 Fund, Rochester
                                                                                                       Fund Municipals,
                                                                                                       and Oppenheimer
                                                                                                       Convertible
                                                                                                       Securities Fund since
                                                                                                       1992.
------------------------------------------------------------------------------------------------------------------------------------
Faith Colish (72)  Trustee since         Counsel, Carter Ledyard &                      61             Formerly, Director
                       1982              Milburn LLP (law firm) since                                  (1997 to 2003) and
                                         October 2002; formerly,                                       Advisory Director
                                         Attorney-at-Law and President,                                (2003 to 2006), ABA
                                         Faith Colish, A Professional                                  Retirement Funds
                                         Corporation, 1980 to 2002.                                    (formerly, American
                                                                                                       Bar Retirement
                                                                                                       Association) (not-
                                                                                                       for-profit
                                                                                                       membership
                                                                                                       corporation).

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                    ---------
                                                                                  Funds in Fund       Other Directorships
                                                                                  -------------       -------------------
                      Position and                                                   Complex           Held Outside Fund
                      ------------                                                   -------           -----------------
Name, Age, and         Length of                                                   Overseen by          Complex by Fund
--------------         ---------                                                   -----------          ---------------
Address(1)           Time Served(2)           Principal Occupation(s)(3)         Fund Trustee(4)            Trustee
-----------          --------------           ---------------------------        ---------------            -------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Martha C. Goss     Trustee since 2007    President, Woodhill Enterprises                61             Director, Ocwen
(58)                                     Inc./Chase Hollow Associates                                  Financial
                                         LLC (personal investment                                      Corporation
                                         vehicle), since 2006; Chief                                   (mortgage servicing),
                                         Operating and Financial Officer,                              since 2005; Director,
                                         Hopewell Holdings LLC/                                        American Water
                                         Amwell Holdings, LLC (a                                       (water utility), since
                                         holding company for a healthcare                              2003; Director,
                                         reinsurance company start-up),                                Channel Reinsurance
                                         since 2003; formerly, Consultant,                             (financial guaranty
                                         Resources Connection                                          reinsurance), since
                                         (temporary staffing), 2002 to                                 2006; Advisory
                                         2006.                                                         Board Member,
                                                                                                       Attensity (software
                                                                                                       developer), since
                                                                                                       2005; Director,
                                                                                                       Allianz Life of New
                                                                                                       York (insurance),
                                                                                                       since 2005; Director,
                                                                                                       Financial Women's
                                                                                                       Association of New
                                                                                                       York (not for profit
                                                                                                       association), since
                                                                                                       2003; Trustee
                                                                                                       Emerita, Brown
                                                                                                       University, since
                                                                                                       1998.
----------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey     Trustee since         President, C.A. Harvey                         61             Formerly, President,
(70)                   2000              Associates since October 2001;                                Board of Associates
                                         formerly, Director, AARP, 1978                                to The National
                                         to December 2001.                                             Rehabilitation
                                                                                                       Hospital's Board of
                                                                                                       Directors, 2001 to
                                                                                                       2002; formerly,
                                                                                                       Member, Individual
                                                                                                       Investors Advisory
                                                                                                       Committee to the
                                                                                                       New York Stock
                                                                                                       Exchange Board of
                                                                                                       Directors, 1998 to
                                                                                                       June 2002.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                    ---------
                                                                                  Funds in Fund       Other Directorships
                                                                                  -------------       -------------------
                      Position and                                                   Complex           Held Outside Fund
                      ------------                                                   -------           -----------------
Name, Age, and         Length of                                                   Overseen by          Complex by Fund
--------------         ---------                                                   -----------          ---------------
Address(1)           Time Served(2)           Principal Occupation(s)(3)         Fund Trustee(4)            Trustee
-----------          --------------           ---------------------------        ---------------            -------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh   Trustee since         Marcus Nadler Professor                        61             Formerly, Director,
(80)                   2000              Emeritus of Finance and                                       The Caring
                                         Economics, New York                                           Community (not-for-
                                         University Stern School of                                    profit), 1997 to 2006;
                                         Business; formerly, Executive                                 formerly, Director,
                                         Secretary-Treasurer, American                                 DEL Laboratories,
                                         Finance Association, 1961 to                                  Inc. (cosmetics and
                                         1979.                                                         pharmaceuticals),
                                                                                                       1978 to 2004;
                                                                                                       formerly, Director,
                                                                                                       Apple Bank for
                                                                                                       Savings, 1979 to
                                                                                                       1990; formerly,
                                                                                                       Director, Western
                                                                                                       Pacific Industries,
                                                                                                       Inc., 1972 to 1986
                                                                                                       (public company).
------------------------------------------------------------------------------------------------------------------------------------
Michael M. Knetter  Trustee since        Dean, School of Business,                      61             Trustee,
(47)                    2007             University of Wisconsin -                                     Northwestern
                                         Madison; formerly, Professor of                               Mutual Series Fund,
                                         International Economics and                                   Inc. since February
                                         Associate Dean, Amos Tuck                                     2007; Director,
                                         School of Business - Dartmouth                                Wausau Paper since
                                         College, 1998 to 2002.                                        2005; Director, Great
                                                                                                       Wolf Resorts since
                                                                                                       2004.
------------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf    Trustee since        Retired; formerly, Vice                        61             Director,
(70)                    1984             President and General Counsel,                                Webfinancial
                                         WHX Corporation (holding                                      Corporation
                                         company), 1993 to 2001.                                       (holding company)
                                                                                                       since December
                                                                                                       2002; formerly,
                                                                                                       Director WHX
                                                                                                       Corporation
                                                                                                       (holding company),
                                                                                                       January 2002 to
                                                                                                       June 2005;
                                                                                                       formerly, Director,
                                                                                                       State Theatre of
                                                                                                       New Jersey (not-
                                                                                                       for-profit theater),
                                                                                                       2000 to 2005.
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                    ---------
                                                                                  Funds in Fund       Other Directorships
                                                                                  -------------       -------------------
                      Position and                                                   Complex           Held Outside Fund
                      ------------                                                   -------           -----------------
Name, Age, and         Length of                                                   Overseen by          Complex by Fund
--------------         ---------                                                   -----------          ---------------
Address(1)           Time Served(2)           Principal Occupation(s)(3)         Fund Trustee(4)            Trustee
-----------          --------------           ---------------------------        ---------------            -------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
George W. Morriss   Trustee since        Formerly, Executive Vice                       61             Manager, Old
(60)                    2007             President and Chief Financial                                 Mutual 2100 fund
                                         Officer, People's Bank (a                                     complex (consisting
                                         financial services company),                                  of six funds) since
                                         1991 to 2001.                                                 October 2006 for
                                                                                                       four funds and since
                                                                                                       February 2007 for
                                                                                                       two funds.
------------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien   Trustee since        Formerly, Member, Investment                   61             Director, Legg
(79)                    1993             Policy Committee, Edward                                      Mason, Inc.
                                         Jones, 1993 to 2001; President,                               (financial services
                                         Securities Industry Association                               holding company)
                                         ("SIA") (securities industry's                                since 1993; formerly,
                                         representative in government                                  Director, Boston
                                         relations and regulatory matters                              Financial Group (real
                                         at the federal and state levels),                             estate and tax
                                         1974 to 1992; Adviser to SIA,                                 shelters), 1993 to
                                         November 1992 to November                                     1999.
                                         1993.
------------------------------------------------------------------------------------------------------------------------------------
William E. Rulon    Trustee since 1986   Retired; formerly, Senior Vice President,      61             Formerly, Director,
(75)                                     Foodmaker, Inc. (operator and franchiser                      Pro-Kids Golf and
                                         of restaurants) until January 1997.                           Learning Academy
                                                                                                       (teach golf and
                                                                                                       computer usage to
                                                                                                       "at risk" children),
                                                                                                       1998 to 2006;
                                                                                                       formerly, Director,
                                                                                                       Prandium, Inc.
                                                                                                       (restaurants), March
                                                                                                       2001 to July 2002.
------------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan   Trustee since        Founding General Partner,                      61             None.
(76)                    1982             Oxford Partners and Oxford
                                         Bioscience Partners (venture
                                         capital investing) and President,
                                         Oxford Venture Corporation
                                         since 1981.
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                    ---------
                                                                                  Funds in Fund       Other Directorships
                                                                                  -------------       -------------------
                      Position and                                                   Complex           Held Outside Fund
                      ------------                                                   -------           -----------------
Name, Age, and         Length of                                                   Overseen by          Complex by Fund
--------------         ---------                                                   -----------          ---------------
Address(1)           Time Served(2)           Principal Occupation(s)(3)         Fund Trustee(4)            Trustee
-----------          --------------           ---------------------------        ---------------            -------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (57)    Trustee since        General Partner, Seip                          61             Director, H&R
                    2000; Lead           Investments LP (a private                                     Block, Inc. (financial
                    Independent          investment partnership);                                      services company)
                    Trustee              formerly, President and CEO,                                  since May 2001;
                    beginning            Westaff, Inc. (temporary                                      Chairman,
                      2006               staffing), May 2001 to January                                Compensation
                                         2002; formerly, Senior Executive                              Committee, H&R
                                         at the Charles Schwab                                         Block, Inc. since
                                         Corporation, 1983 to 1998,                                    2006; Director,
                                         including Chief Executive                                     America One
                                         Officer, Charles Schwab                                       Foundation since
                                         Investment Management, Inc.                                   1998; formerly,
                                         and Trustee, Schwab Family of                                 Chairman,
                                         Funds and Schwab Investments,                                 Governance and
                                         1997 to 1998, and Executive                                   Nominating
                                         Vice President-Retail Brokerage,                              Committee, H&R
                                         Charles Schwab & Co., Inc.,                                   Block, Inc., 2004 to
                                         1994 to 1997.                                                 2006; formerly,
                                                                                                       Director, Forward
                                                                                                       Management, Inc.
                                                                                                       (asset management
                                                                                                       company), 1999 to
                                                                                                       2006; formerly
                                                                                                       Director, E-Bay
                                                                                                       Zoological Society,
                                                                                                       1999 to 2003;
                                                                                                       formerly, Director,
                                                                                                       General Magic
                                                                                                       (voice recognition
                                                                                                       software), 2001 to
                                                                                                       2002; formerly,
                                                                                                       Director, E-Finance
                                                                                                       Corporation (credit
                                                                                                       decisioning
                                                                                                       services), 1999 to
                                                                                                       2003; formerly,
                                                                                                       Director, Save-
                                                                                                       Daily.com (micro
                                                                                                       investing services),
                                                                                                       1999 to 2003.
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                    ---------
                                                                                  Funds in Fund       Other Directorships
                                                                                  -------------       -------------------
                      Position and                                                   Complex           Held Outside Fund
                      ------------                                                   -------           -----------------
Name, Age, and         Length of                                                   Overseen by          Complex by Fund
--------------         ---------                                                   -----------          ---------------
Address(1)           Time Served(2)           Principal Occupation(s)(3)         Fund Trustee(4)            Trustee
-----------          --------------           ---------------------------        ---------------            -------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight  Trustee since 2000  Private investor and consultant                61             Director, Montpelier
(60)                                     specializing in the insurance                                 Re (reinsurance
                                         industry; formerly, Advisory                                  company) since
                                         Director, Securitas Capital LLC                               2006; Director,
                                         (a global private equity                                      National Atlantic
                                         investment firm dedicated to                                  Holdings
                                         making investments in the                                     Corporation
                                         insurance sector), 1998 to                                    (property and
                                         December 2003.                                                casualty insurance
                                                                                                       company) since
                                                                                                       2004; Director, The
                                                                                                       Proformance
                                                                                                       Insurance Company
                                                                                                       (property and
                                                                                                       casualty insurance
                                                                                                       company) since
                                                                                                       March 2004;
                                                                                                       formerly, Director,
                                                                                                       Providence
                                                                                                       Washington
                                                                                                       Insurance Company
                                                                                                       (property and
                                                                                                       casualty insurance
                                                                                                       company),
                                                                                                       December 1998 to
                                                                                                       March 2006;
                                                                                                       formerly, Director,
                                                                                                       Summit Global
                                                                                                       Partners (insurance
                                                                                                       brokerage firm),
                                                                                                       2000 to 2005.

------------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp(63)   Trustee since 2000  Retired; formerly, Regional                    61             None.
                                         Manager for Mid-Southern
                                         Region, Ford Motor Credit
                                         Company, September 1997 to
                                         2007; formerly, President, Ford
                                         Life Insurance Company,
                                         April 1995 to August 1997.
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                    ---------
                                                                                  Funds in Fund       Other Directorships
                                                                                  -------------       -------------------
                      Position and                                                   Complex           Held Outside Fund
                      ------------                                                   -------           -----------------
Name, Age, and         Length of                                                   Overseen by          Complex by Fund
--------------         ---------                                                   -----------          ---------------
Address(1)           Time Served(2)           Principal Occupation(s)(3)         Fund Trustee(4)            Trustee
-----------          --------------           ---------------------------        ---------------            -------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                             FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin*     President and        Executive Vice President and                   61             Director, Dale
(67)                Trustee since        Chief Investment Officer,                                     Carnegie and
                        2002             Neuberger Berman Inc. (holding                                Associates, Inc.
                                         company) since 2002 and 2003,                                 (private company)
                                         respectively; Managing Director                               since 1998;
                                         and Chief Investment Officer,                                 Director, Solbright,
                                         Neuberger Berman, since                                       Inc. (private
                                         December 2005 and 2003,                                       company) since
                                         respectively; formerly,                                       1998.
                                         Executive Vice President,
                                         Neuberger Berman, December
                                         2002 to 2005; Director and
                                         Chairman, NB Management
                                         since December 2002; formerly,
                                         Executive Vice President,
                                         Citigroup Investments, Inc.,
                                         September 1995 to February
                                         2002; formerly, Executive Vice
                                         President, Citigroup Inc.,
                                         September 1995 to February
                                         2002.

------------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman*   Chairman of          Executive Vice President,                      61             Director and Vice
(48)                the Board,           Neuberger Berman Inc. (holding                                President,
                      Chief              company) since 1999; Head of                                  Neuberger &
                    Executive            Neuberger Berman Inc.'s                                       Berman Agency,
                   Officer and           Mutual Funds Business (since                                  Inc. since 2000;
                  Trustee since          1999) and Institutional Business                              formerly, Director,
                      1999               (1999 to October 2005);                                       Neuberger Berman
                                         responsible for Managed                                       Inc. (holding
                                         Accounts Business and                                         company), October
                                         intermediary distribution since                               1999 to March
                                         October 1999; President and                                   2003; Trustee, Frost
                                         Director, NB Management since                                 Valley YMCA;
                                         1999; Managing Director,                                      Trustee, College of
                                         Neuberger Berman since 2005;                                  Wooster.
                                         formerly, Executive Vice
                                         President, Neuberger Berman,
                                         1999 to December 2005;
                                         formerly, Principal, Neuberger
                                         Berman, 1997 to 1999;
                                         formerly, Senior Vice President,
                                         NB Management, 1996 to 1999.

------------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.


INFORMATION ABOUT THE OFFICERS OF THE TRUST
-------------------------------------------

                                     Position and Length of
                                     -----------------------
Name, Age, and Address(1)               Time Served (2)                         Principal Occupation(s)(3)
-------------------------               ---------------                         ---------------------------
Andrew B. Allard (46)               Anti-Money Laundering               Senior Vice President, Neuberger Berman
                               Compliance Officer since 2002            since 2006; Deputy General Counsel,
                                                                        Neuberger Berman since 2004; formerly,
                                                                        Vice President, Neuberger Berman, 2000 to
                                                                        2005; formerly, Associate General Counsel,
                                                                        Neuberger  Berman, 1999 to 2004; Anti-
                                                                        Money Laundering Compliance Officer,
                                                                        sixteen registered investment companies  for
                                                                        which NB Management acts as investment
                                                                        manager and administrator (six since 2002,
                                                                        three since 2003, four since 2004, one since
                                                                        2005 and two since 2006).

Michael J. Bradler (37)        Assistant Treasurer since 2005           Vice President, Neuberger Berman
                                         since 2005                     since 2006; Employee, NB Management
                                                                        since 1997; Assistant Treasurer,
                                                                        sixteen registered investment
                                                                        companies for which NB Management
                                                                        acts as investment manager and
                                                                        administrator (fourteen since 2005
                                                                        and two since 2006).

                                     Position and Length of
                                     -----------------------
Name, Age, and Address(1)               Time Served (2)                         Principal Occupation(s) (3)
-------------------------               ---------------                         ---------------------------
Claudia A. Brandon (51)               Secretary since 1985              Senior Vice President, Neuberger
                                                                        Berman since 2007; Vice President-
                                                                        Mutual Fund Board Relations, NB
                                                                        Management since 2000 and Assistant
                                                                        Secretary since 2004; formerly, Vice
                                                                        President, Neuberger Berman, 2002 to
                                                                        2006 and Employee since 1999;
                                                                        Secretary, sixteen registered
                                                                        investment companies for which NB
                                                                        Management acts as investment manager
                                                                        and administrator (three since 1985,
                                                                        three since 2002, three since 2003,
                                                                        four since 2004, one since 2005 and
                                                                        two since 2006).

Robert Conti (51)                Vice President since 2000              Managing Director, Neuberger Berman
                                                                        since 2007; formerly, Senior Vice
                                                                        President, Neuberger Berman, 2003 to
                                                                        2006; formerly, Vice President,
                                                                        Neuberger Berman, 1999 to 2003;
                                                                        Senior Vice President, NB Management
                                                                        since 2000; Vice President, sixteen
                                                                        registered investment companies for
                                                                        which NB Management acts as
                                                                        investment manager and administrator
                                                                        (three since 2000, three since 2002,
                                                                        three since 2003, four since 2004,
                                                                        one since 2005 and two since 2006).

Brian J. Gaffney (54)            Vice President since 2000              Managing Director, Neuberger Berman
                                                                        since 1999; Senior Vice President,
                                                                        NB Management since 2000; Vice
                                                                        President, sixteen registered
                                                                        investment companies for which NB
                                                                        Management acts as investment manager
                                                                        and administrator (three since 2000,
                                                                        three since 2002, three since 2003,
                                                                        four since 2004, one since 2005 and
                                                                        two since 2006).

Maxine L. Gerson (56)            Chief Legal Officer since 2005         Senior Vice President, Neuberger
                                 (only for purposes of sections 307     Berman since 2002; Deputy General
                                 and 406 of the Sarbanes-Oxley Act      Counsel and Assistant Secretary,
                                 of 2002)                               Neuberger Berman since 2001; Senior
                                                                        Vice President, NB Management since
                                                                        2006; Secretary and General Counsel,
                                                                        NB Management since 2004; Chief Legal
                                                                        Officer (only for purposes of
                                                                        sections 307 and 406 of the
                                                                        Sarbanes-Oxley Act of 2002), sixteen
                                                                        registered investment companies for
                                                                        which NB Management acts as
                                                                        investment manager and administrator
                                                                        (fourteen since 2005 and two since
                                                                        2006).

                                     Position and Length of
                                     -----------------------
Name, Age, and Address(1)               Time Served (2)                         Principal Occupation(s) (3)
-------------------------               ---------------                         ---------------------------
Sheila R. James (42)             Assistant Secretary since 2002         Assistant Vice President, Neuberger
                                                                        Berman since 2007 and Employee
                                                                        since 1999; Assistant Secretary,
                                                                        sixteen registered investment
                                                                        companies for which NB Management
                                                                        acts as investment manager and
                                                                        administrator (six since 2002, three
                                                                        since 2003, four since 2004, one
                                                                        since 2005 and two since 2006).

Kevin Lyons (52)                Assistant Secretary since 2003         Employee, Neuberger Berman since
                                                                       1999; Assistant Secretary, sixteen
                                                                       registered investment companies for
                                                                       which NB Management acts as
                                                                       investment manager and administrator
                                                                       (nine since 2003, four since 2004,
                                                                       one since 2005 and two since 2006).

John M. McGovern (37       Treasurer and Principal Financial and       Senior Vice President, Neuberger
                            Accounting Officer since 2005; prior       Berman since 2007; formerly, Vice
                            thereto, Assistant Treasurer since         President, Neuberger Berman, 2004 to
                                          2002                         2006; Employee, NB Management since
                                                                       1993; Treasurer and Principal
                                                                       Financial and Accounting Officer,
                                                                       sixteen registered investment
                                                                       companies for which NB Management
                                                                       acts as investment manager and
                                                                       administrator (fourteen since 2005
                                                                       and two since 2006); formerly,
                                                                       Assistant Treasurer, fourteen
                                                                       registered investment companies for
                                                                       which NB Management acts as
                                                                       investment manager and administrator,
                                                                         2002 to 2005.

Frank Rosato (36)               Assistant Treasurer since 2005         Vice President, Neuberger Berman
                                                                       since 2006; Employee, NB Management
                                                                       since 1995; Assistant Treasurer,
                                                                       sixteen registered investment
                                                                       companies for which NB Management
                                                                       acts as investment manager and
                                                                       administrator (fourteen since 2005
                                                                       and two since 2006).

Frederic B. Soule (61)          Vice President since 2000              Senior Vice President, Neuberger
                                                                       Berman since 2003; formerly, Vice
                                                                       President, Neuberger Berman, 1999 to
                                                                       2002; Vice President, sixteen
                                                                       registered investment companies for
                                                                       which NB Management acts as
                                                                       investment manager and administrator
                                                                       (three since 2000, three since 2002,
                                                                       three since 2003, four since 2004,
                                                                       one since 2005 and two since 2006).

                                     Position and Length of
                                     -----------------------
Name, Age, and Address(1)               Time Served (2)                         Principal Occupation(s) (3)
-------------------------               ---------------                         ---------------------------
Chamaine Williams (36)          Chief Compliance Officer since 2005    Senior Vice President, Neuberger
                                                                       Berman since 2007; Chief Compliance
                                                                       Officer, NB Management since 2006;
                                                                       Senior Vice President, Lehman
                                                                       Brothers Inc. since 2007; formerly,
                                                                       Vice President, Lehman Brothers Inc.,
                                                                       2003 to 2006; Chief Compliance
                                                                       Officer, sixteen registered
                                                                       investment companies for which NB
                                                                       Management acts as investment manager
                                                                       and administrator (fifteen since 2005
                                                                       and one since 2006); Chief Compliance
                                                                       Officer, Lehman Brothers Asset
                                                                       Management Inc. since 2003; Chief
                                                                       Compliance Officer, Lehman Brothers
                                                                       Alternative Investment Management LLC
                                                                       since 2003; formerly, Vice President,
                                                                       UBS Global Asset Management (US) Inc.
                                                                       (formerly, Mitchell Hutchins Asset
                                                                       Management, a wholly-owned subsidiary
                                                                       of PaineWebber Inc.), 1997 to 2003.


(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

THE BOARD OF TRUSTEES
---------------------

         The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.


         AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee the Funds' accounting and financial reporting processes, their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds' independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent registered public accounting firms; and (e) to act as a liaison between the Funds' independent registered public accounting firms and the full Board. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met six times.

         ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee generally oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust's Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chairman), Faith Colish, C. Anne Harvey, Michael M. Knetter and Edward
I. O'Brien. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met four times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

         CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Martha C. Goss, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met four times.

         EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee did not meet.

         GOVERNANCE  AND  NOMINATING  COMMITTEE.  The  Governance and Nominating
Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Michael M. Knetter, Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2007, the Committee met four times.

         PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish, George W. Morriss, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace
L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met three times.

         INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met twice.


         The Trust's Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

         Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. For serving as a trustee of the fund family, each Independent Fund Trustee receives an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees will determine whether a fee is warranted, provided, however, that no fee is normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board's Audit Committee receives $5,000 per year and each member of the Audit Committee, including the Chair, receives $1,000 for each Audit Committee meeting he or she attends in-person or by telephone. No additional compensation is provided for service on any other Board committee. The Lead Independent Trustee receives an additional $20,000 per year. The funds in the fund family continue to reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.


         The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

                              TABLE OF COMPENSATION
                          FOR FISCAL YEAR ENDED 8/31/07

                                                                 Total Compensation from
                                       Aggregate               Investment Companies in the
                                      Compensation                Neuberger Berman Fund
Name and Position with the Trust     from the Trust           Complex Paid to Fund Trustees
---------------------------------    --------------           -----------------------------
INDEPENDENT FUND TRUSTEES

John Cannon                              $37,343                        $105,502
Trustee

Faith Colish                             $36,028                        $101,655
Trustee

Martha C. Goss                           $7,357*                        $20,577*
Trustee

C. Anne Harvey                           $33,373                         $94,421
Trustee

Robert A. Kavesh                         $36,028                        $101,655
Trustee

Michael M. Knetter                      $15,105*                        $41,851*
Trustee

Howard A. Mileaf                         $38,051                        $107,466
Trustee

                                                                 Total Compensation from
                                       Aggregate               Investment Companies in the
                                      Compensation                Neuberger Berman Fund
Name and Position with the Trust     from the Trust           Complex Paid to Fund Trustees
---------------------------------    --------------           -----------------------------
George W. Morriss                       $15,813*                        $43,816*
Trustee

Edward I. O'Brien                        $36,028                        $101,655
Trustee

William E. Rulon                         $36,028                        $101,655
Trustee

Cornelius T. Ryan                        $39,460                        $111,349
Trustee

Tom D. Seip                              $44,900                        $126,818
Trustee

Candace L. Straight                      $36,028                        $101,655
Trustee

Peter P. Trapp                           $35,767                        $100,271
Trustee

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin                                $0                              $0
President and Trustee

Peter E. Sundman                              $0                              $0
Chairman of the Board, Chief
Executive Officer and Trustee


*Dr. Knetter and Mr. Morriss became Fund Trustees on February 28, 2007. Ms. Goss became Fund Trustee on June 1, 2007.


         As of November 30, 2007, the trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

OWNERSHIP OF SECURITIES
-----------------------


         Set forth below is the dollar range of equity securities owned by each Fund Trustee as of December 31, 2006.

--------------------------------------------------------------------------------------------------------------------------
                        Convergence Fund      Dividend Fund     Energy Fund      Equity Income Fund    Research
                                                                                                       Opportunities Fund
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND
TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
John Cannon                    A                   A                 A                    A                    A
--------------------------------------------------------------------------------------------------------------------------
Faith Colish                   A                   A                 A                    A                    A
--------------------------------------------------------------------------------------------------------------------------
Martha C. Goss                 A                   A                 A                    A                    A
--------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey                 A                   A                 A                    A                    A
--------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh               A                   A                 A                    A                    A
--------------------------------------------------------------------------------------------------------------------------
Michael M. Knetter             A                   A                 A                    A                    A
--------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf               A                   A                 A                    A                    A
--------------------------------------------------------------------------------------------------------------------------
George W. Morriss              A                   A                 A                    A                    A
--------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien              A                   A                 A                    A                    A
--------------------------------------------------------------------------------------------------------------------------
William E. Rulon               A                   A                 A                    A                    A
--------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan              A                   A                 A                    A                    A
--------------------------------------------------------------------------------------------------------------------------
Tom D. Seip                    A                   A                 A                    A                    A
--------------------------------------------------------------------------------------------------------------------------
Candace L. Straight            A                   A                 A                    A                    A
--------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp                 A                   A                 A                    A                    A
--------------------------------------------------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE
"INTERESTED PERSONS"
--------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin                 A                   A                 A                    A                    A
--------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman               A                   A                 A                    A                    A
--------------------------------------------------------------------------------------------------------------------------
  A = NONE; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = OVER $100,000

         The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the fund family as of December 31, 2006.

--------------------------------------------------------------------------------
                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                              IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
NAME OF FUND TRUSTEE          BY FUND TRUSTEE IN FAMILY OF INVESTMENT COMPANIES*
--------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
--------------------------------------------------------------------------------
John Cannon                                     E
--------------------------------------------------------------------------------
Faith Colish                                    E
--------------------------------------------------------------------------------
Martha C. Goss                                  C
--------------------------------------------------------------------------------
C. Anne Harvey                                  D
--------------------------------------------------------------------------------
Robert A. Kavesh                                C
--------------------------------------------------------------------------------
Michael M. Knetter                              A
--------------------------------------------------------------------------------
Howard A. Mileaf                                E
--------------------------------------------------------------------------------
George W. Morriss                               C
--------------------------------------------------------------------------------
Edward I. O'Brien                               E
--------------------------------------------------------------------------------
William E. Rulon                                E
--------------------------------------------------------------------------------
Cornelius T. Ryan                               C
--------------------------------------------------------------------------------
Tom D. Seip                                     E
--------------------------------------------------------------------------------
Candace L. Straight                             E
--------------------------------------------------------------------------------
Peter P. Trapp                                  E
--------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------
Jack L. Rivkin                                  B
--------------------------------------------------------------------------------
Peter E. Sundman                                E
--------------------------------------------------------------------------------
     * Valuation as of December 31, 2006.

A = None B = $1-$10,000 C = $10,001 - $50,000 D = $50,001-$100,000
E = over $100,000

INDEPENDENT FUND TRUSTEES OWNERSHIP OF SECURITIES


         No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------

         NB Management serves as the investment manager to all the Funds pursuant to a management agreement with the Trust, dated November 3, 2003 ("Management Agreement").

         The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds' assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.


         NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust. See "Trustees and Officers." Each Fund pays NB Management a management fee based on the Fund's average daily net assets, as described below.


         NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to each Fund pursuant to an administration agreement with the Trust dated July 25, 2006 ("Administration Agreement"). For such administrative services, the Trust Class of a Fund pays NB Management a fee based on the Class's average daily net assets, as described below.

         Under the Administration Agreement for the Trust Class, NB Management also provides to the Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

         From time to time, NB Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

         Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Funds intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.

         The Management Agreement continues until October 31, 2008. The Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues until October 31, 2008. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

         The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

MANAGEMENT AND ADMINISTRATION FEES
----------------------------------


         For investment management services, each Fund (except Neuberger Berman Equity Income Fund) pays NB Management a fee at the annual rate of 0.45% of that Fund's average daily net assets. Neuberger Berman Equity Income Fund pays NB Management a fee for investment management services at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.


         For administrative services, the Trust Class of each Fund each pays NB Management a fee at the annual rate of 0.40% of that Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those Fund Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services. In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services. (A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by the Trust Class; see "Distribution Arrangements," below.)

         During the fiscal period ended August 31, 2007, the Trust Class of each Fund accrued management and administration fees as follows:

                                    MANAGEMENT AND ADMINISTRATION FEES
                                         ACCRUED FOR FISCAL PERIOD
                                              ENDED AUGUST 31

   TRUST CLASS                                     2007
   -----------                                     ----


   CONVERGENCE*                                   $30,136

   DIVIDEND**                                     $43,183

   ENERGY***                                      $49,289

   EQUITY INCOME**                                $41,954

   RESEARCH OPPORTUNITIES**                       $48,567

   * For the period from January 9, 2007 to August 31, 2007.
   ** For the period from November 2, 2006 to August 31, 2007.
   *** For the period from October 17, 2006 to August 31, 2007.


CONTRACTUAL EXPENSE LIMITATIONS
-------------------------------

         NB Management has undertaken to forgo current payment of certain fees or provide certain reimbursements of Fund expenses, as described below. With respect to any Fund, the appropriateness of any such undertaking is determined on a Fund-by-Fund basis.


TRUST CLASS
-----------

         NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of each Fund so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) do not exceed, in the aggregate, 1.00% per annum of that Fund's Trust Class' average daily net assets. The contractual undertaking lasts until August 31, 2011. For the fiscal period ended August 31, 2007, NB Management reimbursed the Trust Class of the Funds the following amounts of expenses pursuant to each Fund's contractual arrangement:

TRUST CLASS                                        2007
-----------                                        ----


CONVERGENCE*                                     $49,850

DIVIDEND**                                       $77,844

ENERGY***                                        $66,728

EQUITY INCOME**                                  $84,036

RESEARCH OPPORTUNITIES**                         $74,769

* For the period from January 9, 2007 to August 31, 2007.
** For the period from November 2, 2006 to August 31, 2007.

*** For the period from October 17, 2006 to August 31, 2007.


         Each Fund's Trust Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.00% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense. For the fiscal period ended August 31, 2007, there were no repayments to NB Management pursuant to this agreement.


SUB-ADVISER
-----------

         NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Fund pursuant to a sub-advisory agreement dated November 3, 2003 ("Sub-Advisory Agreement").

         The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.

         The Sub-Advisory Agreement continues until October 31, 2008 and is renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreements also terminate automatically with respect to each Fund if they are assigned or if the Management Agreement terminates with respect to that Fund.

PORTFOLIO MANAGER INFORMATION
-----------------------------

         ACCOUNTS MANAGED
         ----------------

         The table below lists the Portfolio Manager(s) of each Fund and the Funds for which the Portfolio Manager has day-to-day management responsibility.

--------------------------------------------------------------------------------

PORTFOLIO MANAGER               FUND(S) MANAGED
--------------------------------------------------------------------------------
BARBARA DORAN                   Neuberger Berman CONVERGENCE Fund
                                Neuberger Berman RESEARCH OPPORTUNITIES Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANTHONY GLEASON                 Neuberger Berman EQUITY INCOME Fund

--------------------------------------------------------------------------------
RICHARD LEVINE                  Neuberger Berman DIVIDEND Fund
                                Neuberger Berman EQUITY INCOME Fund

--------------------------------------------------------------------------------
DENNIS MORGAN                   Neuberger Berman CONVERGENCE Fund

--------------------------------------------------------------------------------
ALEXANDRA POMEROY               Neuberger Berman EQUITY INCOME Fund

--------------------------------------------------------------------------------
MARTIN A. SANKEY                Neuberger Berman ENERGY Fund

--------------------------------------------------------------------------------
RON SILVESTRI                   Neuberger Berman ENERGY Fund

--------------------------------------------------------------------------------
MICHELLE STEIN                  Neuberger Berman DIVIDEND Fund

--------------------------------------------------------------------------------
CHI TSANG                       Neuberger Berman CONVERGENCE Fund

--------------------------------------------------------------------------------
DAVE WHEELER                    Neuberger Berman ENERGY Fund

--------------------------------------------------------------------------------


         The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of August 31, 2007.


                                                                 NUMBER OF ACCOUNTS    ASSETS MANAGED FOR
                                    NUMBER OF    TOTAL ASSETS    MANAGED FOR WHICH     WHICH ADVISORY FEE IS
                                    ACCOUNTS     MANAGED         ADVISORY FEE IS       PERFORMANCE-BASED
   TYPE OF ACCOUNT                  MANAGED      ($ MILLIONS)    PERFORMANCE-BASED     ($ MILLIONS)
BARBARA DORAN


Registered Investment Companies*       1               9              -                     -

Other Pooled Investment Vehicles       -               -              -                     -

Other Accounts**                       -               -              -                     -

ANTHONY GLEASON

Registered Investment Companies*       1               6              -                     -

Other Pooled Investment Vehicles       -               -              -                     -

Other Accounts**                     2,363           3,263            -                     -

RICHARD LEVINE

Registered Investment Companies*       2              13              -                     -

                                                                 NUMBER OF ACCOUNTS    ASSETS MANAGED FOR
                                    NUMBER OF    TOTAL ASSETS    MANAGED FOR WHICH     WHICH ADVISORY FEE IS
                                    ACCOUNTS     MANAGED         ADVISORY FEE IS       PERFORMANCE-BASED
   TYPE OF ACCOUNT                  MANAGED      ($ MILLIONS)    PERFORMANCE-BASED     ($ MILLIONS)
Other Pooled Investment Vehicles       -               -              -                     -

Other Accounts**                     2,363           3,263            -                     -

DENNIS MORGAN

Registered Investment Companies*       1               9              -                     -

Other Pooled Investment Vehicles       -               -              -                     -

Other Accounts**                       -               -              -                     -

ALEXANDRA POMEROY

Registered Investment Companies*       1               6              -                     -

Other Pooled Investment Vehicles       -               -              -                     -

Other Accounts**                     2,363           3,263            -                     -

MARTIN A. SANKEY

Registered Investment Companies*       1               9              -                     -

Other Pooled Investment Vehicles       -               -              -                     -

Other Accounts**                       -               -              -                     -

RON SILVESTRI

Registered Investment Companies*       1               9              -                     -

Other Pooled Investment Vehicles       -               -              -                     -

Other Accounts**                       -               -              -                     -

MICHELLE STEIN

Registered Investment Companies*       1               7              -                     -

Other Pooled Investment Vehicles       -               -              -                     -

Other Accounts**                       -               -              -                     -

CHI TSANG

Registered Investment Companies*       1               9              -                     -

                                                                 NUMBER OF ACCOUNTS    ASSETS MANAGED FOR
                                    NUMBER OF    TOTAL ASSETS    MANAGED FOR WHICH     WHICH ADVISORY FEE IS
                                    ACCOUNTS     MANAGED         ADVISORY FEE IS       PERFORMANCE-BASED
   TYPE OF ACCOUNT                  MANAGED      ($ MILLIONS)    PERFORMANCE-BASED     ($ MILLIONS)
Other Pooled Investment Vehicles       -               -              -                     -

Other Accounts**                       -               -              -                     -

DAVE WHEELER

Registered Investment Companies*       1               9              -                     -

Other Pooled Investment Vehicles       -               -              -                     -

Other Accounts**                       -               -              -                     -

*Registered Investment Companies include all mutual funds managed by the portfolio manager, including the Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

         CONFLICTS OF INTEREST
         ---------------------

     Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund, and which may include transactions that are directly contrary to the positions taken by a Fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a Fund it manages also invests. In such as case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all Funds or accounts for which the Portfolio Manager is responsible.

         NB Management, Neuberger Berman and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

         COMPENSATION
         ------------

         A portion of the compensation paid to each Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers' compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

         Certain Portfolio Managers may manage products other than mutual funds and hedge funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a "finder's fee" or "referral fee" paid to a third party). To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

         NB Management's Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

         In addition, there are additional stock and option award programs available.

         NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

         OWNERSHIP OF SECURITIES
         -----------------------

         Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager, as of August 31, 2007, in the Fund(s) that the Portfolio Manager manages.


-----------------------------------------------------------------------------------------------
                                                                             DOLLAR RANGE OF
                                                                             EQUITY SECURITIES
PORTFOLIO MANAGER                FUND(S) MANAGED                             OWNED IN THE FUND
-----------------------------------------------------------------------------------------------
BARBARA DORAN             Neuberger Berman CONVERGENCE Fund                         A
-----------------------------------------------------------------------------------------------
                          Neuberger Berman RESEARCH OPPORTUNITIES Fund              A
-----------------------------------------------------------------------------------------------
ANTHONY GLEASON           Neuberger Berman EQUITY INCOME Fund                       A
-----------------------------------------------------------------------------------------------
RICHARD LEVINE            Neuberger Berman DIVIDEND Fund                            A
-----------------------------------------------------------------------------------------------
                          Neuberger Berman EQUITY INCOME Fund                       A
-----------------------------------------------------------------------------------------------
DENNIS MORGAN             Neuberger Berman CONVERGENCE Fund                         A
-----------------------------------------------------------------------------------------------
ALEXANDRA POMEROY         Neuberger Berman EQUITY INCOME Fund                       A
-----------------------------------------------------------------------------------------------
MARTIN A. SANKEY          Neuberger Berman ENERGY Fund                              A
-----------------------------------------------------------------------------------------------
RON SILVESTRI             Neuberger Berman ENERGY Fund                              A
-----------------------------------------------------------------------------------------------
MICHELLE STEIN            Neuberger Berman DIVIDEND Fund                            A
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                                             DOLLAR RANGE OF
                                                                             EQUITY SECURITIES
PORTFOLIO MANAGER                FUND(S) MANAGED                             OWNED IN THE FUND
-----------------------------------------------------------------------------------------------
CHI TSANG                 Neuberger Berman CONVERGENCE Fund                         A
-----------------------------------------------------------------------------------------------
DAVE WHEELER              Neuberger Berman ENERGY Fund                              A
-----------------------------------------------------------------------------------------------

  A = None                                E = $100,001-$500,000

  B = $1-$10,000                          F = $500,001-$1,000,000

  C = $10,001 - $50,000                   G = Over $1,000,001

  D = $50,001-$100,000

OTHER INVESTMENT COMPANIES MANAGED
----------------------------------

         The investment decisions concerning the Funds and the other registered investment companies managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

         There  may be  occasions  when a Fund  and one or more of the  Other NB
Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the Funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Funds' having their advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

         The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

CODES OF ETHICS
---------------

         The Funds, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Funds' Portfolio Managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

MANAGEMENT AND CONTROL OF NB MANAGEMENT AND NEUBERGER BERMAN
------------------------------------------------------------


         Neuberger Berman and NB Management are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Joe Amato, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust.


         Lehman Brothers Holding Inc. is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers Holdings Inc. maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers Holdings Inc.'s address is 745 Seventh Avenue, New York, New York 10019.

                            DISTRIBUTION ARRANGEMENTS

         Each Fund offers one class of shares, known as Trust Class shares.

DISTRIBUTOR
-----------

         NB Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares. Trust Class shares are offered on a no-load basis.

         In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's Trust Class shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Funds' shares.

         The Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds' shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

         The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution and Shareholder Services Agreement with respect to the Trust Class of each Fund ("Distribution Agreement"). The Distribution Agreement continues until October 31, 2008. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

REVENUE SHARING
---------------

         NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries ("Financial Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares ("revenue sharing payments").

         Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary's financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

         In addition, NB Management may pay for: placing the Funds on the Financial Intermediary's sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

         The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

         Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary's recommendation of the Funds or of any particular share class of the Funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary's compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary's recommendation of a Fund.

         In addition to the compensation described above, the Funds and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts ("subaccounting fees"). Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary's sales activities.

         NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients' accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Funds with respect to those assets.

DISTRIBUTION PLAN
-----------------

         The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("Plan") with respect to the Trust Class of each Fund. The Plan provides that the Funds will compensate NB
Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from the Trust Class of each Fund a fee at the annual rate of 0.10% of that Class's average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Trust Class shares and/or provide services to the Trust Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Trust Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust Class's plan complies with these rules.

         The table below sets forth the amount of fees accrued for the Funds indicated below:

                                             FEES ACCRUED FOR FISCAL PERIOD
                                                     ENDED AUGUST 31

   TRUST CLASS                                            2007
   -----------


   CONVERGENCE*                                          $3,552

   DIVIDEND**                                            $5,080

   ENERGY***                                             $5,795

   EQUITY INCOME**                                       $4,415

   RESEARCH OPPORTUNITIES**                              $5,709

   * For the period from January 9, 2007 to August 31, 2007.
   ** For the period from November 2, 2006 to August 31, 2007.
   *** For the period from October 17, 2006 to August 31, 2007.

         The Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Fund and the purposes for which such expenditures were made.

         Prior to approving the Plan, the Fund Trustees considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. To the extent the Plan allows the Funds to penetrate markets to which they would not otherwise have access, the Plan may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.


         The Plan will continue until October 31, 2008. The Plan is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plan pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by the Trust Class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to the Trust Class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

         From time to time, one or more of the Funds may be closed to new investors. Because the Plan for the Trust Class shares of the Funds pay for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.


                         ADDITIONAL PURCHASE INFORMATION

SHARE PRICES AND NET ASSET VALUE
--------------------------------

         Each Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for each Class of a Fund is calculated by subtracting total liabilities of that Class from total assets attributable to the Class (the market value of the securities the Fund holds plus cash and other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.


         Each Fund values securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market ("Nasdaq")are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (I.E., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the security is valued at the mean between its closing bid and asked prices on that day.


         Each Fund's foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

         If, after the close of the principal market on which a security is traded, and before the time the Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund Trustees have authorized NB Management, subject to the Board's review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

         If NB Management believes that the price of a security obtained under a Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

FINANCIAL INTERMEDIARIES
------------------------

         The Funds have authorized one or more financial intermediaries to receive purchase and redemption orders on their behalf. Such financial intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase and redemption order when a financial intermediary or its designee receives the order. Purchase and redemption orders will be priced at the next share price to be calculated after the order has been "accepted" as defined in the Funds' Prospectus.

AUTOMATIC INVESTING AND DOLLAR COST AVERAGING
---------------------------------------------

         Each Funds' Trust Class shareholders may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, a shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the shareholder's checking account. In either case, the minimum monthly investment is $100. A shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

         Automatic investing enables a shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a shareholder's average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

                         ADDITIONAL EXCHANGE INFORMATION


         As more fully set forth in a fund's prospectus, if shareholders purchased Advisor, Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund's shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met. Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

         In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectus) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other funds in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

         An Institution may exchange a fund's Investor Class, Advisor Class, Trust Class, Institutional Class, Class A or Class C shares (if the shareholder did not purchase the fund's shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution. This privilege is not available for Neuberger Berman Genesis Fund Institutional Class shareholders. Most Institutions allow you to take advantage of the exchange program.

         Exchanges are generally not subject to any applicable sales charges. However, exchanges from money market funds are subject to applicable sales charges of the fund being purchased, unless the money market fund shares were acquired through an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund having a sales charge.

         Most investment providers allow you to take advantage of the exchange program. Please contact your investment provider or NB Management for further information on exchanging your shares.

         Any of the  funds  in the fund  family  may  terminate  or  modify  its exchange privilege in the future. Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.


         There can be no assurance that Neuberger Berman CASH RESERVES, Neuberger Berman GOVERNMENT MONEY Fund, Lehman Brothers NATIONAL MUNICIPAL Money Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund or Lehman Brothers TAX-FREE MONEY Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.


         Each of the funds in the fund family, except Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund charge shareholders a redemption fee on exchanges of fund shares held 60 days or less, the funds will provide at least 60 days' notice prior to terminating or materially altering its exchange privilege, except in the following cases:


         o If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

         o In certain extraordinary circumstances, such as the suspension of the redemption of the fund's shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.


                        ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS
-------------------------

         The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

REDEMPTIONS IN KIND
-------------------

         Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. Each Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS


         Each Fund distributes to its shareholders, by Class, substantially all of its net investment income (after deducting expenses attributable to the Class), net capital gains, and net gains from foreign currency transactions it earns or realizes that are allocable to that Class. Capital gain realization is one factor that a Portfolio Manager may consider in deciding when to sell a security. A Fund's net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in a Fund's NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

         Each Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December, except that each of Neuberger Berman EQUITY INCOME Fund and Neuberger Berman DIVIDEND Fund distributes substantially all of its net investment income (after deducting expenses), if any, near the end of each calendar quarter.


         Each Fund's dividends and other distributions are automatically reinvested in additional shares of the relevant Class of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Trust Class shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.


         A cash election with respect to any Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver a Fund's mailings to a shareholder for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.


         Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the relevant Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.


                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS
---------------------


         To continue to qualify for treatment as a RIC under the Code, each Fund
- which is treated as a separate corporation for federal tax purposes - must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and (ii) net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs. If a Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under "Investment Information -- Cash Management and Temporary Defensive Positions"), the Fund generally will be treated as (x) owning a proportionate share of the unregistered fund's assets for purposes of determining the Fund's compliance with the foregoing diversification requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (y) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

         If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" (as described in the Prospectus) ("QDI") would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.


         Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund's distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

         If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


         Each Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

         Investors should be aware that a Fund may not be able, at the time it acquires a foreign issuer's shares, to ascertain whether the issuer is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to minimize the tax consequences detailed above, there are no guarantees that each will be able to do so.

         The Funds' use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Funds realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         Exchange-traded futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Code), certain foreign currency contracts, and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) that are subject to section 1256 of the Code ("Section 1256 contracts") in which a Fund may invest are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund's taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

         If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

         Each Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, a Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         The Funds may invest in units of Canadian income trusts. The tax consequences to a Fund of an investment in an income trust depend on the trust's classification for federal tax purposes; an income trust generally is classified for those purposes as a corporation or a partnership.


         (1) If an income trust is classified as a corporation, it would be a PFIC (with the income tax consequences to an investing Fund described above) if it primarily held equity or debt securities of an underlying operating entity but would not be a PFIC if it was actively engaged in a business, such as oil and gas exploration (as a large proportion of Canadian income trusts are), and did not hold substantial investment-type assets. In the latter event, distributions from the income trust to a Fund that invested therein would be treated as dividends that likely would be treated as QDI.

         (2) If a Canadian income trust is classified for federal tax purposes as a partnership (by making a certain election or otherwise), it likely would be a QPTP, in which event all its net income (regardless of source) would be qualifying income to an investing Fund under the Income Requirement. But if such an income trust is not a QPTP (because, for example, it satisfies the Income Requirement, I.E., generates at least 90% of its gross income from the passive sources described above), then (1) it would be a publicly traded partnership that likely would be treated for federal tax purposes as a corporation, with the income tax consequences mentioned above, or (2) if not, a Fund that invested therein would treat its share of the trust's income as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by the trust and any non-qualifying income of the trust would pass-through to the Fund.

         Each Fund may invest in interests in ownership units (I.E., limited partnership interests) in MLPs, which generally are classified as partnerships for federal tax purposes. Most MLPs in which the Funds may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income to the investing Funds under the Income Requirement. If a Fund invests in an MLP that is not a QPTP, the net income the Fund earns therefrom would be treated the same under the Income Requirement as income described in the next paragraph.

         Income that a Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) and is not a QPTP will be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by that company.

         Each Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits ("REMICs") or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pool ("TMPs") or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an "excess inclusion." The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, last year the U.S. Treasury Department and the Service issued a notice ("Notice") announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

         The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP's excess inclusion income under a "reasonable method," (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not "disqualified organizations" (I.E., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

         A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting "that are nominees" for "that are not `disqualified organizations'" in clause (3) and inserting "record shareholders that are" after "its" in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that for taxable years beginning after December 31, 2006, (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.


TAXATION OF THE FUNDS' SHAREHOLDERS
-----------------------------------

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         Each Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.


         Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, "short-term capital gain dividends" and "interest-related dividends," if properly designated by a Fund, will be exempt from that tax. "Short-term capital gain dividends" are dividends that are attributable to the excess of net short-term capital gain over net long-term capital loss, computed with certain adjustments. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" ("qualified interest income" less allocable deductions), which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits. The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends a Fund pays to foreign investors, with certain exceptions, only with respect to its current taxable year (unless extended by recently introduced proposed legislation).


         As described in "Maintaining Your Account" in the Prospectus, a Fund may close a shareholder's account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), a Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.


                                FUND TRANSACTIONS

         Neuberger Berman and Lehman Brothers act as principal brokers for each Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market). This means that Fund trades may be executed by Neuberger Berman or Lehman Brothers where Neuberger Berman or Lehman Brothers is capable of providing best execution. For Fund transactions that involve securities traded on the OTC market; the Funds purchase and sell OTC securities in principal transactions with dealers who are the principal market makers for such securities. In effecting securities transactions, each Fund seeks to obtain the best price and execution of orders.

         Each Fund commenced operations after the end of the 2006 fiscal year and therefore has no brokerage data for the fiscal years ending August 31, 2005 and August 31, 2006.


         During the fiscal period ended August 31, 2007, Neuberger Berman CONVERGENCE Fund paid brokerage commissions of $24,144 of which $38 was paid to Neuberger Berman and $2,151 was paid to Lehman Brothers. During the fiscal period ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 0.48% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.16% of the aggregate brokerage commissions paid by the Fund. During that fiscal period, transactions in which that Fund used Lehman Brothers as broker comprised 7.72% of the aggregate dollar amount of transactions involving the payment of commissions, and 8.91% of the aggregate brokerage commissions paid by the Fund. 100% of the $21,955 paid to other brokers by that Fund during that fiscal period (representing commissions on transactions involving approximately $10,435,147) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal period ended August 31, 2007, that Fund did not acquire or hold any securities of its regular brokers or dealers.

         During the fiscal period ended August 31, 2007, Neuberger Berman DIVIDEND Fund paid brokerage commissions of $7,389 of which $2,753 was paid to Neuberger Berman and $1,591 was paid to Lehman Brothers. During the fiscal period ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 24.53% of the aggregate dollar amount of transactions involving the payment of commissions, and 37.25% of the aggregate brokerage commissions paid by the Fund. During that fiscal period, transactions in which that Fund used Lehman Brothers as broker comprised 18.92% of the aggregate dollar amount of transactions involving the payment of commissions, and 21.53% of the aggregate brokerage commissions paid by the Fund. 100% of the $3,045 paid to other brokers by that Fund during that fiscal period (representing commissions on transactions involving approximately $5,476,026) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal period ended August 31, 2007, that Fund acquired securities of the following of its regular brokers or dealers: Citigroup Global Markets, Inc.,; HSBC Holdings PLC; and Banc of America Securities LLC, at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Citigroup Global Markets, Inc., $95,401; HSBC Holdings PLC, $92,116; and Banc of America Securities LLC, $84,636.

         During the fiscal period ended August 31, 2007, Neuberger Berman ENERGY Fund paid brokerage commissions of $11,672 of which $119 was paid to Neuberger Berman and $1,107 was paid to Lehman Brothers. During the fiscal period ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 0.70% of the aggregate dollar amount of transactions involving the payment of commissions, and 1.02% of the aggregate brokerage commissions paid by the Fund. During that fiscal period, transactions in which that Fund used Lehman Brothers as broker comprised 9.84% of the aggregate dollar amount of transactions involving the payment of commissions, and 9.48% of the aggregate brokerage commissions paid by the Fund. 100% of the $10,446 paid to other brokers by that Fund during that fiscal period (representing commissions on transactions involving approximately $9,639,155) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal period ended August 31, 2007, that Fund did not acquire or hold any securities of its regular brokers or dealers.

         During the fiscal period ended August 31, 2007, Neuberger Berman EQUITY INCOME Fund paid brokerage commissions of $11,011 of which $2,166 was paid to Neuberger Berman and $1,591 was paid to Lehman Brothers. During the fiscal period ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 25.68% of the aggregate dollar amount of transactions involving the payment of commissions, and 19.67% of the aggregate brokerage commissions paid by the Fund. During that fiscal period, transactions in which that Fund used Lehman Brothers as broker comprised 19.71% of the aggregate dollar amount of transactions involving the payment of commissions, and 14.45% of the aggregate brokerage commissions paid by the Fund. 100% of the $7,254 paid to other brokers by that Fund during that fiscal period (representing commissions on transactions involving approximately $3,696,611) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal period ended August 31, 2007, that Fund acquired securities of the following of its regular brokers or dealers: Banc of America Securities LLC, at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Banc of America Securities LLC, $101,360.

         During the fiscal period ended August 31, 2007, Neuberger Berman RESEARCH OPPORTUNITIES Fund paid brokerage commissions of $14,136 of which $356 was paid to Neuberger Berman and $1,979 was paid to Lehman Brothers. During the fiscal period ended August 31, 2007, transactions in which that Fund used Neuberger Berman as broker comprised 2.90% of the aggregate dollar amount of transactions involving the payment of commissions, and 2.52% of the aggregate brokerage commissions paid by the Fund. During that fiscal period, transactions in which that Fund used Lehman Brothers as broker comprised 8.03% of the aggregate dollar amount of transactions involving the payment of commissions, and 14.00% of the aggregate brokerage commissions paid by the Fund. 100% of the $11,801 paid to other brokers by that Fund during that fiscal period (representing commissions on transactions involving approximately $15,065,637) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal period ended August 31, 2007, that Fund acquired securities of the following of its regular brokers or dealers:
HSBC Holdings PLC; State Street Bank and Trust Co.; and Citigroup Global Markets, Inc., at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: HSBC Holdings PLC, $75,860; State Street Bank and Trust Co, $69,030; and Citigroup Global Markets, Inc., $63,288.


         The Funds may, from time to time, loan portfolio securities to Neuberger Berman, Lehman Brothers and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

         In effecting securities transactions, each Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Fund plans to continue to use Neuberger Berman and/or Lehman Brothers as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Funds' knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.

         The use of Neuberger Berman and Lehman Brothers as brokers for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

         Under the 1940 Act, commissions paid by a Fund to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Fund's policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

         A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers determine that the commissions paid to Neuberger Berman and Lehman Brothers by the Funds are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

         To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

         Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Funds participate in.

         Each Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

         In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

         A committee comprised of officers of NB Management and employees of Neuberger Berman who are Fund managers of some of the Funds and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

         The commissions paid to a broker other than Neuberger Berman and Lehman Brothers may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds' benefit.

COMMISSION RECAPTURE PROGRAM AND EXPENSE OFFSET ARRANGEMENT
-----------------------------------------------------------

         The Funds have entered into a commission recapture program with Citigroup Global Markets Inc., which enables each Fund to recoup a portion of the commissions it pays to a broker that is not a related party of the Funds by redirecting these commissions to pay for some of its operational expenses. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the fiscal period ended August 31, 2007, the impact of this arrangement on the Funds was a reduction of expenses as follows:


        ---------------------------------------------------
        FUNDS                          AMOUNT OF REDUCTION
                                       OF EXPENSES
        ---------------------------------------------------
        CONVERGENCE*                           $77
        ---------------------------------------------------
        DIVIDEND**                              $0
        ---------------------------------------------------
        ENERGY***                               $0
        ---------------------------------------------------
        EQUITY INCOME**                        $126
        ---------------------------------------------------
        RESEARCH OPPORTUNITIES**                $0
        ---------------------------------------------------


        * For the period from January 9, 2007 to August 31, 2007.
        ** For the period from November 2, 2006 to August 31, 2007. *** For the period from October 17, 2006 to August 31, 2007.

         Each Fund also has an expense offset arrangement in connection with its custodian contract. For the fiscal period ended August 31, 2007, the impact of this arrangement on the Funds was a reduction of expenses as follows:


        ---------------------------------------------------
        FUNDS                          AMOUNT OF REDUCTION
                                       OF EXPENSES
        ---------------------------------------------------
        CONVERGENCE*                           $296
        ---------------------------------------------------
        DIVIDEND**                              $3
        ---------------------------------------------------
        ENERGY***                               $18
        ---------------------------------------------------
        EQUITY INCOME**                        $107
        ---------------------------------------------------
        RESEARCH OPPORTUNITIES**                $14
        ---------------------------------------------------

        * For the period from January 9, 2007 to August 31, 2007.
        ** For the period from November 2, 2006 to August 31, 2007. *** For the period from October 17, 2006 to August 31, 2007.

PORTFOLIO TURNOVER
------------------

         A Fund's portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

PROXY VOTING
------------

         The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

         NB Management has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Funds. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

         NB Management's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. ("Glass Lewis") to vote proxies in accordance with NB Management's voting guidelines.

         NB Management's guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

         In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management's proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

         If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

         Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

         The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the "Potential Recipients") unless such disclosure is consistent with a Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

         NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the "Allowable Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The President or a Senior Vice President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Funds prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

PORTFOLIO HOLDINGS DISCLOSURE PROCEDURES
----------------------------------------

         Disclosure of portfolio holdings may be requested only by an officer of NB Management or a Fund by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Funds or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Funds or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

         Neither  the  Funds,  NB  Management  nor any  affiliate  of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Funds' Chief Compliance Officer, the Board of Trustees reviews the Funds' portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

         Pursuant to a Code of Ethics adopted by the Funds, NB Management and Neuberger Berman ("NB Code"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds' shareholders. The NB Code also prohibits any person associated with the Funds, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Funds from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

PORTFOLIO HOLDINGS APPROVED RECIPIENTS
--------------------------------------

         The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

         STATE STREET BANK AND TRUST COMPANY ("STATE STREET"). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund's written consent. State Street receives reasonable compensation for its services and expenses as custodian.

         SECURITIES LENDING AGENT. Each Fund may enter into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive each Fund's portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund's operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. Each Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.


         OTHER THIRD-PARTY SERVICE PROVIDERS. The Funds may also disclose portfolio holdings information prior to its being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds.

         In addition, the Funds may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or Neuberger. Currently, each Fund provides its complete portfolio holdings to FactSet Research Systems Inc. ("FactSet") each day for this purpose. FactSet receives reasonable compensation for its services.


         In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

         RATING, RANKING AND RESEARCH AGENCIES. Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. Each Fund provides its complete portfolio holdings to: Vestek each day and Lipper, a Reuters company on the second business day of each month. Each Fund also provides its complete month-end portfolio holdings to Data Communique International ("DCI"), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of each Fund's top 10 holdings. No compensation is received by any Fund, NB Management, Neuberger Berman or any other person in connection with the disclosure of this information. NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep each Fund's portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

                             REPORTS TO SHAREHOLDERS

         Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the respective independent registered public accounting firms for the Funds. Each Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

         Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of December 14, 2005. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twenty-three separate operating series. The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

         Prior to November 9, 1998, the name of the Trust was "Neuberger & Berman Equity Funds"


         On December 17, 2007, each of Neuberger Berman CONVERGENCE Fund, Neuberger Berman DIVIDEND Fund, Neuberger Berman ENERGY Fund and Neuberger Berman RESEARCH OPPORTUNITIES Fund changed its name from Neuberger Berman Premier Convergence Fund, Neuberger Berman Premier Dividend Fund, Neuberger Berman Premier Energy Fund and Neuberger Berman Premier Analysts Fund, respectively.


         DESCRIPTION OF SHARES. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

         SHAREHOLDER MEETINGS. The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote at the meeting.

         CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

                          CUSTODIAN AND TRANSFER AGENT

         Each Fund has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS


         Each of Neuberger Berman DIVIDEND Fund and Neuberger Berman EQUITY INCOME Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

         Each of Neuberger Berman CONVERGENCE Fund, Neuberger Berman ENERGY Fund and Neuberger Berman RESEARCH OPPORTUNITIES Fund has selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA, 19103, as the independent registered public accounting firm that will audit its financial statements.


                                  LEGAL COUNSEL

         The Trust has selected Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, DC 20006-1600, as its legal counsel.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of November 30, 2007, the following are all of the beneficial and record owners of more than five percent of each Fund's shares. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.


FUND AND CLASS                     NAME AND ADDRESS               PERCENT OWNED
--------------                     ----------------               -------------
Neuberger Berman CONVERGENCE       Lehman Brothers FBO               66.79%
Fund Trust Class                   70 Hudson St., 7th Floor
                                   Jersey City, NJ 07302-4585

                                   Neuberger Berman LLC              33.20%
                                   70 Hudson St., 7th Floor
                                   Jersey City, NJ 07302-4585

Neuberger Berman                   Lehman Brothers FBO               99.99%
DIVIDEND Fund                      70 Hudson St., 7th Floor
Trust Class                        Jersey City, NJ 07302-4585

Neuberger Berman                   Lehman Brothers FBO               99.99%
ENERGY Fund                        70 Hudson St., 7th Floor
Trust Class                        Jersey City, NJ 07302-4585

Neuberger Berman                   Lehman Brothers FBO               99.99%
EQUITY INCOME Fund                 70 Hudson St., 7th Floor
Trust Class                        Jersey City, NJ 07302-4585

Neuberger Berman RESEARCH          Lehman Brothers FBO               99.99%
OPPORTUNITIES Fund Trust Class     70 Hudson St., 7th Floor
                                   Jersey City, NJ 07302-4585


                             REGISTRATION STATEMENT

         This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

         Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The  following   financial   statements   and  related   documents  are
incorporated herein by reference from the Funds' Annual Report to shareholders for the fiscal period ended August 31, 2007:

         The audited financial statements of Neuberger Berman DIVIDEND Fund and Neuberger Berman EQUITY INCOME Fund, notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.

         The audited financial statements of Neuberger Berman CONVERGENCE Fund, Neuberger Berman ENERGY Fund and Neuberger Berman RESEARCH OPPORTUNITIES Fund, notes thereto, and the reports of Tait, Weller & Baker LLP, independent registered public accounting firm, with respect to such audited financial statements.

                                                                      APPENDIX A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER
-----------------------------------------------

         S&P CORPORATE BOND RATINGS:
         ---------------------------

                  AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

                  A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                  BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  CI - The rating CI is reserved for income bonds on which no interest is being paid.

                  D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                  PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.



         MOODY'S CORPORATE BOND RATINGS:
         -------------------------------

         Aaa - Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

         Aa - Bonds rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

         A - Bonds rated A are considered upper-medium grade and are subject to low credit risk. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B are considered speculative and are subject to high credit risk. They generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Modifiers - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

         S&P COMMERCIAL PAPER RATINGS:
         ----------------------------

                  A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

MOODY'S COMMERCIAL PAPER RATINGS:
---------------------------------

         Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

                -   Leading market positions in well-established industries.

                -   High rates of return on funds employed.

                - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                          NEUBERGER BERMAN EQUITY FUNDS
                  POST-EFFECTIVE AMENDMENT NO. 130 ON FORM N-1A

                                     PART C

                                OTHER INFORMATION

Item 23.    Exhibits.
-------     --------

 Exhibit              Description
 Number
(a)        (1)        Restated Certificate of Trust.  Incorporated by Reference
                      to Post-Effective Amendment No. 82 to Registrant's
                      Registration Statement, File Nos. 2-11357 and 811-582
                      (Filed December 21, 1998).

           (2) Trust Instrument Amended and Restated. Incorporated by Reference to Post-Effective Amendment No. 113 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 30, 2005).

           (3) Amended Trust Instrument Schedule A - Listing the current series and classes of Neuberger Berman Equity Funds. (Filed herewith).

(b) By-Laws of Neuberger Berman Equity Funds. Incorporated by Reference to Post-Effective Amendment No. 129 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed October 18, 2007).

(c)        (1)        Trust Instrument Amended and Restated of Neuberger Berman
                      Equity Funds, Articles IV, V and VI.  Incorporated by
                      Reference to Post-Effective Amendment No. 113 to
                      Registrant's Registration Statement, File Nos. 2-11357 and
                      811-582 (Filed December 30, 2005).

           (2) By-Laws of Neuberger Berman Equity Funds, Articles V, VI and VIII. Incorporated by Reference to Post-Effective Amendment No. 129 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed October 18, 2007).

           (3) Plan of Share Class Conversion with Respect to Neuberger Berman Real Estate Fund. Incorporated by Reference to Post-Effective Amendment No. 113 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 30, 2005).

(d)        (1)        (i)     Management Agreement Between Neuberger Berman
                              Equity Funds and Neuberger Berman Management Inc.
                              Incorporated by Reference to Post-Effective
                              Amendment No. 106 to Registrant's Registration
                              Statement, File Nos. 2-11357 and 811-582 (Filed
                              December 19, 2003).

                      (ii) Amended Management Agreement Schedules listing the current series of Neuberger Berman Equity Funds subject to the Management Agreement and the compensation under the Management Agreement. (Filed herewith).

           (2)        (i)     Sub-Advisory Agreement Between Neuberger Berman
                              Management Inc. and Neuberger Berman, LLC with respect to Neuberger Berman Equity Funds.
                              Incorporated by Reference to Post-Effective
                              Amendment No. 106 to Registrant's Registration
                              Statement, File Nos. 2-11357 and 811-582 (Filed
                              December 19, 2003).

                      (ii) Amended Sub-Advisory Agreement Schedule listing the current series of Neuberger Berman Equity Funds subject to the Sub-Advisory Agreement. (Filed herewith).

(e)        (1)        (i)     Distribution Agreement Between Neuberger Berman
                              Equity Funds and Neuberger Berman Management Inc.
                              with Respect to Investor Class Shares.
                              Incorporated by Reference to Post-Effective
                              Amendment No. 106 to Registrant's Registration
                              Statement, File Nos. 2-11357 and 811-582 (Filed
                              December 19, 2003).

                      (ii) Amended Distribution Agreement Schedule with Respect to Investor Class Shares. (Filed herewith).

           (2)        (i)     Distribution Agreement Between Neuberger Berman
                              Equity Funds and Neuberger Berman Management Inc.
                              with Respect to Trust Class Shares of Genesis
                              Fund, International Fund and Mid Cap Growth Fund.
                              Incorporated by Reference to Post-Effective
                              Amendment No. 106 to Registrant's Registration
                              Statement, File Nos. 2-11357 and 811-582 (Filed
                              December 19, 2003).

                      (ii) Amended Distribution Agreement Schedule with Respect to Trust Class Shares of Genesis Fund, International Fund and Mid Cap Growth Fund. (Filed herewith).

           (3)        (i)     Distribution and Services Agreement Between
                              Neuberger Berman Equity Funds and Neuberger Berman
                              Management Inc. with Respect to Trust Class Shares of Focus Fund, Guardian Fund, Partners Fund, Real
                              Estate Fund, Regency Fund Small Cap Growth Fund and Socially Responsive Fund. Incorporated by
                              Reference to Post-Effective Amendment No. 106 to
                              Registrant's Registration Statement, File Nos.
                              2-11357 and 811-582 (Filed December 19, 2003).

                      (ii) Amended Distribution and Services Agreement Schedule with Respect to Trust Class Shares of Convergence Fund, Dividend Fund, Energy Fund, Equity Income Fund, Focus Fund, Global Real Estate Fund, Guardian Fund, International Large Cap Fund, Partners Fund, Research Opportunities Fund, Real Estate Fund, Regency Fund, Small Cap Growth Fund, Small and Mid Cap Growth Fund and Socially Responsive Fund. (Filed herewith).

           (4)        (i)     Distribution and Services Agreement Between
                              Neuberger Berman Equity Funds and Neuberger Berman
                              Management Inc. with Respect to Advisor Class
                              Shares.  Incorporated by Reference to Post-
                              Effective Amendment No. 106 to Registrant's
                              Registration Statement, File Nos. 2-11357 and
                              811-582 (Filed December 19, 2003).

                      (ii) Amended Distribution and Services Agreement Schedule with Respect to Advisor Class Shares. (Filed herewith).

           (5) Distribution Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Institutional Class Shares of the Genesis Fund. Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

           (6)        (i)     Distribution Agreement Between Neuberger Berman
                              Equity Funds and Neuberger Berman Management Inc.
                              with Respect to International Institutional Fund.
                              Incorporated by Reference to Post-Effective
                              Amendment No. 110 to Registrant's Registration
                              Statement, File Nos. 2-11357 and 811-582 (Filed
                              June 14, 2005).

                      (ii) Amended Distribution Agreement Schedule with Respect to the Institutional Class Shares of Fasciano Fund, Focus Fund, Global Real Estate Fund, Guardian Fund, International Institutional Fund, International Large Cap Fund, Large Cap Disciplined Growth Fund, Mid Cap Growth Fund, Partners Fund, Real Estate Fund, Regency Fund, Select Equities Fund, Small Cap Growth Fund, Small and Mid Cap Growth Fund and Socially Responsive Fund. (Filed herewith).

           (7) Distribution and Services Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Class A Shares. (Filed herewith).

           (8) Distribution and Services Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Class C Shares. (Filed herewith).

(f)                   Bonus or Profit Sharing Contracts.  None.

(g)        (1)        Custodian Contract Between Neuberger Berman Equity Funds
                      and State Street Bank and Trust Company.  Incorporated by
                      Reference to Post-Effective Amendment No. 74 to
                      Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 15, 1995).

           (2)        Schedule of Compensation under the Custodian Contract.
                      Incorporated by Reference to Post-Effective Amendment No. 76 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 5, 1996).

(h)        (1)        Transfer Agency and Service Agreement.  Incorporated by
                      Reference to Post-Effective Amendment No. 116 to
                      Registrant's Registration Statement, File Nos. 2-11357 and
                      811-582 (Filed June 2, 2006).

           (2)        (i)     Administration Agreement Between Neuberger Berman
                              Equity Funds and Neuberger Berman Management Inc.
                              with Respect to Investor Class Shares.
                              Incorporated by Reference to Post-Effective
                              Amendment No. 106 to Registrant's Registration
                              Statement, File Nos. 2-11357 and 811-582 (Filed
                              December 19, 2003).

                      (ii) Amended Administration Agreement Schedule with Respect to Investor Class Shares (Filed herewith).

           (3)        (i)     Administration Agreement Between Neuberger Berman
                              Equity Funds and Neuberger Berman Management Inc.
                              with Respect to Advisor Class Shares.
                              Incorporated by Reference to Post-Effective
                              Amendment No. 106 to Registrant's Registration
                              Statement, File Nos. 2-11357 and 811-582 (Filed
                              December 19, 2003).

                      (ii) Amended Administration Agreement Schedule with Respect to Advisor Class Shares. (Filed herewith).

           (4)        (i)     Administration Agreement Between Neuberger Berman
                              Equity Funds and Neuberger Berman Management Inc.
                              with Respect to Trust Class Shares of Focus Fund,
                              Genesis Fund, Guardian Fund, International Fund,
                              Mid Cap Growth Fund, Partners Fund, Real Estate
                              Fund, Regency Fund, Small Cap Growth Fund and
                              Socially Responsive Fund.  Incorporated by
                              Reference to Post-Effective Amendment No. 106 to
                              Registrant's Registration Statement, File Nos.
                              2-11357 and 811-582 (Filed December 19, 2003).

                      (ii) Amended Administration Agreement Schedule with Respect to Trust Class Shares of Focus Fund, Genesis Fund, Guardian Fund, International Fund, Mid Cap Growth Fund, Partners Fund, Real Estate Fund, Regency Fund, Small Cap Growth Fund and Socially Responsive Fund. (Filed herewith).

           (5)        (i)     Administration Agreement Between Neuberger Berman
                              Equity Funds and Neuberger Berman Management Inc.
                              with Respect to Trust Class Shares of
                              International Large Cap Fund and Small and Mid Cap
                              Growth Fund.  Incorporated by Reference to Post-
                              Effective Amendment No. 123 to Registrant's
                              Registration Statement, File Nos. 2-11357 and 811-
                              582 (Filed September 1, 2006).

                      (ii) Amended Administration Agreement Schedule with Respect to Trust Class Shares of Convergence Fund, Dividend Fund, Equity Income Fund, Energy Fund, Global Real Estate Fund, International Large Cap, Research Opportunities Fund and Small and Mid Cap Growth Fund. (Filed herewith).

           (6) Administration Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Institutional Class Shares of Genesis Fund. Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

           (7)        (i)     Administration Agreement Between Neuberger Berman
                              Equity Funds and Neuberger Berman Management Inc.
                              with Respect to Institutional Class Shares.
                              Incorporated by Reference to Post-Effective
                              Amendment No. 110 to Registrant's Registration
                              Statement, File Nos. 2-11357 and 811-582 (Filed
                              June 14, 2005).

                      (ii) Amended Administration Agreement Schedule with Respect to the Institutional Class Shares of Fasciano Fund, Focus Fund, Global Real Estate Fund, Guardian Fund, International Institutional Fund, International Large Cap Fund, Large Cap Disciplined Growth Fund, Mid Cap Growth Fund, Partners Fund, Real Estate Fund, Regency Fund, Select Equities Fund, Small Cap Growth Fund, Small and Mid Cap Growth Fund and Socially Responsive Fund. (Filed herewith).

           (8) Administration Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Class A Shares. (Filed herewith).

           (9) Administration Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Class C Shares. (Filed herewith).

           (10) Expense Limitation Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to the Funds and Classes listed on Schedule A of the Agreement. Incorporated by Reference to Post-Effective Amendment No. 129 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed October 18, 2007).

           (11) Expense Limitation Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund and Neuberger Berman Select Equities Fund. (Filed herewith).

(i) Opinion and Consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP with Respect to Securities Matters of the Registrant.
           (Filed herewith).

(j)        (1)        Consent of Tait, Weller & Baker LLP.  (Filed herewith).

           (2)        Consent of Ernst & Young LLP.  (Filed herewith).

(k)        Financial Statements Omitted from Prospectus.  None.

(l)        Letter of Investment Intent.  None.

(m)        (1)     (i)     Plan Pursuant to Rule 12b-1 with Respect to Trust
                           Class of Neuberger Berman Equity Funds. Incorporated by Reference to Post-Effective Amendment No. 92 to
                           Registrant's Registration Statement, File Nos.
                           2-11357 and 811-582 (Filed December 13, 2000).

                   (ii) Amended Schedule A listing series of Neuberger Berman Equity Funds currently subject to the Trust Class plan pursuant to Rule 12b-1. (Filed herewith).

           (2)     (i)     Plan Pursuant to Rule 12b-1 with Respect to Advisor
                           Class of Neuberger Berman Equity Funds. Incorporated by Reference to Post-Effective Amendment No. 92 to
                           Registrant's Registration Statement, File Nos.
                           2-11357 and 811-582 (Filed December 13, 2000).

                   (ii) Amended Schedule A listing series of Neuberger Berman Equity Funds currently subject to the Advisor Class plan pursuant to Rule 12b-1. (Filed herewith).

           (3) Plan Pursuant to Rule 12b-1 with Respect to Class A Shares of Neuberger Berman Equity Funds. (Filed herewith).

           (4) Plan Pursuant to Rule 12b-1 with Respect to Class C Shares of Neuberger Berman Equity Funds. (Filed herewith).

(n)        Plan Pursuant to Rule 18f-3.  (Filed herewith).

(o)        (1)     (i)     Power of Attorney.  Incorporated by Reference to
                           Post-Effective Amendment No. 125 to Registrant's
                           Registration Statement, File Nos. 2-11357 and 811-582
                           (Filed December 20, 2006).

                   (ii) Powers of Attorney. Incorporated by Reference to Post-Effective Amendment No. 127 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 31, 2007).

(p) Code of Ethics for Registrant, its Investment Advisers and Principal Underwriters. Incorporated by Reference to Post-Effective Amendment No. 44 to Lehman Brothers Income Funds' Registration Statement,
           File Nos. 2-85229 and 811-3802 (Filed February 25, 2005).


Item 24.    Persons Controlled By or Under Common Control with Registrant.
-------     -------------------------------------------------------------

No person is controlled by or under common control with the Registrant.

Item 25.    Indemnification.
-------     ---------------

A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant ("Covered Person") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding ("Action") in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office" ("Disabling Conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement;
(ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Registrant ("Independent Trustees"), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series ("Series") of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected

Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Section 9 of the Management Agreement between Neuberger Berman Management Inc. ("NB Management") and the Registrant provide that neither NB Management nor any director, officer or employee of NB Management performing services for the series of the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Agreements shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreements relates; provided, that nothing in the Agreements shall be construed
(i) to protect NB Management against any liability to the Registrant or any series thereof or their interest holders to which NB Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Agreements, or (ii) to protect any director, officer or employee of NB Management who is or was a trustee or officer of the Registrant against any liability to the Registrant or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with Registrant.

Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or of reckless disregard of its duties and obligations under the Agreement, Neuberger Berman will not be subject to any liability for any act or omission or any loss suffered by any series of the Registrant or their interest holders in connection with the matters to which the Agreements relate.

Section 9.1 of the Administration Agreements between the Registrant and NB Management on behalf of each of the classes of shares of each of the Registrant's series provides that NB Management will not be liable to the Registrant for any action taken or omitted to be taken by NB Management or its employees, agents or contractors in carrying out the provisions of the Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Section 12 of each Administration Agreement provides that the Registrant shall indemnify NB Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by NB Management that result from: (i) any claim, action, suit or proceeding in connection with NB Management's entry into or performance of the Agreement; or (ii) any action taken or omission to act committed by NB Management in the performance of its obligations under the Agreement; or (iii) any action of NB Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of a Series; provided, that NB Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Series, and not from assets belonging to any other Series of the Registrant. Section 13 of each Administration Agreement provides that NB Management will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Registrant that result from: (i) NB Management's failure to comply with the terms of the Agreement; or (ii) NB Management's lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NB Management, or its employees, agents or contractors in connection with the Agreement. The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than NB Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NB Management, any affiliated person of NB Management, or any affiliated person of an affiliated person of NB Management.

Section 11 of the Distribution Agreements, and Section 14 of the Distribution Agreement with respect to the Advisor Class Shares, between the Registrant and NB Management (on behalf of each class of the Registrant) provides that NB Management shall look only to the assets of a Series for the Registrant's performance of the Agreement by the Registrant on behalf of such Series, and neither the Trustees nor any of the Registrant's officers, employees or agents, whether past, present or future, shall be personally liable therefore.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser and Sub-Adviser.
-------  --------------------------------------------------------------------

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management and each executive officer of Neuberger Berman, LLC is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.


NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------

Joseph V. Amato                             Director, NB Management since 2007; Sole Director, CEO and President, Neuberger Berman
Director, NB Management                     Inc. since 2007; CEO, Neuberger Berman, LLC since 2007; Managing Director, Lehman
                                            Brothers Inc. since 1994; formerly, Co-Head of Asset Management, Neuberger Berman, LLC from 2006 to 2007.

Ann H. Benjamin                             Portfolio Manager, High Income Bond Portfolio, a series of Neuberger Berman Advisers
Vice President, NB Management               Management Trust; Portfolio Manager, Lehman Brothers High Income Bond Fund and Lehman
                                            Brothers Strategic Income Fund, each a series of Lehman Brothers Income Funds; Portfolio
                                            Manager, Neuberger Berman Income Opportunity Fund Inc.; Portfolio Manager, Lehman
                                            Brothers First Trust Income Opportunity Fund.

Michael L. Bowyer                           Associate Portfolio Manager, Neuberger Berman Genesis Fund, a series of Neuberger Berman
Vice President, NB Management               Equity Funds.

Claudia A. Brandon                          Senior Vice President, Neuberger Berman, LLC since 2007; formerly, Vice President,
Vice President/Mutual Fund Board            Neuberger Berman, LLC, 2002 to 2006 and Employee since 1999; Secretary, Neuberger Berman
Relations and Assistant Secretary,          Advisers Management Trust; Secretary, Neuberger Berman Equity Funds; Secretary, Lehman
NB Management.                              Brothers Income Funds; Secretary, Neuberger Berman Real Estate Income Fund Inc.;
                                            Secretary, Neuberger Berman Intermediate Municipal Fund Inc.; Secretary, Neuberger
                                            Berman New York Intermediate Municipal Fund Inc.; Secretary, Neuberger Berman
                                            California Intermediate Municipal Fund Inc.; Secretary, Neuberger Berman Realty Income
                                            Fund Inc.; Secretary, Neuberger Berman Income Opportunity Fund Inc.; Secretary,
                                            Neuberger Berman Real Estate Securities Income Fund Inc.; Secretary, Neuberger Berman
                                            Dividend Advantage Fund Inc.; Secretary, Lehman Brothers First Trust Income
                                            Opportunity Fund; Secretary, Neuberger Berman Institutional Liquidity Series;
                                            Secretary, Lehman Brothers Institutional Liquidity Cash Management Funds; Secretary,
                                            Institutional Liquidity Trust; Secretary, Lehman Brothers Reserve Liquidity Funds;
                                            Secretary, Lehman Brothers Institutional Liquidity Funds.



NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------

Steven R. Brown                             Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger Berman Real
Vice President, NB Management.              Estate Income Fund Inc.; Portfolio Manager, Neuberger Berman Realty Income Fund Inc.;
                                            Manager, Neuberger Berman Income Opportunity Fund Inc.; Portfolio Manager, Neuberger
                                            Portfolio Berman Real Estate Securities Income Fund Inc.; Portfolio Manager, Neuberger
                                            Berman Dividend Advantage Fund Inc.; Portfolio Manager, Neuberger Berman Global Real
                                            Estate Fund and Neuberger Berman Real Estate Fund, a series of Neuberger Berman Equity
                                            Funds; Portfolio Manager, Real Estate Portfolio, a series of Neuberger Berman Advisers
                                            Management Trust; Portfolio Manager, Lehman Brothers Strategic Income Fund, a series of Lehman Brothers Income Funds.

David H. Burshtan                           Portfolio Manager, Neuberger Berman Small Cap Growth Fund, a series of Neuberger Berman
Vice President, NB Management.              Equity Funds.

Lori B. Canell                              Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger Berman California
Vice President, NB Management.              Intermediate Municipal Fund Inc.; Portfolio Manager, Neuberger Berman Intermediate
                                            Municipal Fund Inc.; Portfolio Manager, Neuberger Berman New York Intermediate
                                            Municipal Fund Inc.; Portfolio Manager, Lehman Brothers Municipal Securities Trust, a
                                            series of Lehman Brothers Income Funds.

Robert Conti                                Managing Director, Neuberger Berman, LLC since 2007; formerly, Senior Vice President of
Senior Vice President, NB Management.       Neuberger Berman, LLC, 2003 to 2006; Vice President, Neuberger Berman, LLC, from 1999 to
                                            2003; Vice President, Lehman Brothers Income Funds; Vice President, Neuberger Berman
                                            Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice
                                            President, Neuberger Berman Real Estate Income Fund Inc.; Vice President, Neuberger
                                            Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman New York
                                            Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California
                                            Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Realty Income Fund
                                            Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President,
                                            Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger
                                            Berman Dividend Advantage Fund Inc.; Vice President, Lehman Brothers First Trust
                                            Income Opportunity Fund; Vice President, Neuberger Berman Institutional Liquidity
                                            Series; Vice President, Lehman Brothers Institutional Liquidity Cash Management Funds;
                                            Vice President, Institutional Liquidity Trust; Vice President, Lehman Brothers Reserve
                                            Liquidity Funds; Vice President, Lehman Brothers Institutional Liquidity Funds.

Robert B. Corman                            Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger Berman Focus
Vice President, NB Management.              Fund, a series of Neuberger Berman Equity Funds.

Robert W. D'Alelio                          Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger Berman Genesis
Vice President, NB Management.              Fund, a series of Neuberger Berman Equity Funds.


NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------

John E. Dugenske                            Portfolio Manager, Balanced Portfolio and Short Duration Bond Portfolio, each a series
Vice President, NB Management.              of Neuberger Berman Advisers Management Trust; Portfolio Manager, Neuberger Berman Cash
                                            Reserves, Neuberger Berman Government Money Fund and Lehman Brothers Short Duration
                                            Bond Fund, each a series of Lehman Brothers Income Funds.

Ingrid Dyott                                Vice President, Neuberger Berman, LLC; Associate Portfolio Manager, Guardian Portfolio,
Vice President, NB Management.              a series of Neuberger Berman Advisers Management Trust; Portfolio Manager, Socially
                                            Responsive Portfolio, a series of Neuberger Berman Advisers Management Trust;
                                            Associate Portfolio Manager, Neuberger Berman Guardian Fund, a series of Neuberger
                                            Berman Equity Funds; Portfolio Manager, Neuberger Berman Socially Responsive Fund, a
                                            series of Neuberger Berman Equity Funds.

Michael F. Fasciano                         Managing Director, Neuberger Berman, LLC since March 2001; Portfolio Manager, Neuberger
Vice President, NB Management.              Berman Fasciano Fund, a series of Neuberger Berman Equity Funds; Portfolio Manager,
                                            Fasciano Portfolio, a series of Neuberger Berman Advisers Management Trust.

Janet A. Fiorenza                           Portfolio Manager, Lehman Brothers Municipal Money Fund, Lehman Brothers National
Vice President, NB Management.              Municipal Money Fund, Lehman Brothers New York Municipal Money Fund and Lehman Brothers
                                            Tax-Free Money Fund, each a series of Lehman Brothers Income Funds.

William J. Furrer                           Portfolio Manager, Lehman Brothers Municipal Money Fund, Lehman Brothers National
Vice President, NB Management.              Municipal Money Fund, Lehman Brothers New York Municipal Money Fund and Lehman Brothers
                                            Tax-Free Money Fund, each a series of Lehman Brothers Income Funds.

Brian J. Gaffney                            Managing Director, Neuberger Berman, LLC since 1999; Vice President, Lehman Brothers
Senior Vice President,                      Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger
NB Management.                              Berman Advisers Management Trust; Vice President, Neuberger Berman Real Estate Income
                                            Fund Inc.; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice
                                            President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President,
                                            Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President,
                                            Neuberger Berman Realty Income Fund Inc.; Vice President, Neuberger Berman Income
                                            Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income
                                            Fund Inc.; Vice President, Neuberger Berman Dividend Advantage Fund Inc.; Vice
                                            President, Lehman Brothers First Trust Income Opportunity Fund; Vice President,
                                            Neuberger Berman Institutional Liquidity Series; Vice President, Lehman Brothers
                                            Institutional Liquidity Cash Management Funds; Vice President, Institutional Liquidity
                                            Trust; Vice President, Lehman Brothers Reserve Liquidity Funds; Vice President, Lehman
                                            Brothers Institutional Liquidity Funds.


NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------

Maxine L. Gerson                            Senior Vice President, Neuberger Berman, LLC since 2002; Deputy General Counsel and
Secretary and General Counsel,              Assistant Secretary, Neuberger Berman, LLC since 2001; Chief Legal Officer, Lehman
NB Management.                              Brothers Income Funds; Chief Legal Officer, Neuberger Berman Equity Funds; Chief Legal
                                            Officer, Neuberger Berman Advisers Management Trust; Chief Legal Officer, Neuberger
                                            Berman Real Estate Income Fund Inc.; Chief Legal Officer, Neuberger Berman
                                            Intermediate Municipal Fund Inc.; Chief Legal Officer, Neuberger Berman New York
                                            Intermediate Municipal Fund Inc.; Chief Legal Officer, Neuberger Berman California
                                            Intermediate Municipal Fund Inc.; Chief Legal Officer, Neuberger Berman Realty Income
                                            Fund Inc.; Chief Legal Officer, Neuberger Berman Income Opportunity Fund Inc.; Chief
                                            Legal Officer, Neuberger Berman Real Estate Securities Income Fund Inc.; Chief Legal
                                            Officer, Neuberger Berman Dividend Advantage Fund Inc.; Chief Legal Officer, Lehman
                                            Brothers First Trust Income Opportunity Fund; Chief Legal Officer, Neuberger Berman
                                            Institutional Liquidity Series; Chief Legal Officer, Lehman Brothers Institutional
                                            Liquidity Cash Management Funds; Chief Legal Officer, Institutional Liquidity Trust;
                                            Chief Legal Officer, Lehman Brothers Reserve Liquidity Funds; Chief Legal Officer,
                                            Lehman Brothers Institutional Liquidity Funds.

Edward S. Grieb                             Senior Vice President and Treasurer, Neuberger Berman, LLC; Treasurer, Neuberger Berman
Treasurer and Chief Financial Officer,      Inc.
NB Management.

Michael J. Hanratty                         None.
Vice President, NB Management.

Milu E. Komer                               Associate Portfolio Manager, International Portfolio, a series of Neuberger Berman
Vice President, NB Management.              Advisers Management Trust; Associate Portfolio Manager, Neuberger Berman International
                                            Fund, Neuberger Berman International Institutional Fund and Neuberger Berman
                                            International Large Cap Fund, each a series of Neuberger Berman Equity Funds.

Sajjad S. Ladiwala                          Associate Portfolio Manager, Guardian Portfolio and Socially Responsive Portfolio, each
Vice President, NB Management.              a series of Neuberger Berman Advisers Management Trust; Associate Portfolio Manager,
                                            Neuberger Berman Guardian Fund and Neuberger Berman Socially Responsive Fund, each a series of Neuberger Berman Equity Funds.

Kelly M. Landron                            Portfolio Manager, Lehman Brothers Municipal Money Fund, Lehman Brothers National
Vice President, NB Management Inc.          Municipal Money Fund, Lehman Brothers New York Municipal Money Fund and Lehman Brothers
                                            Tax-Free Money Fund, each a series of Lehman Brothers Income Funds.

Richard S. Levine                           Portfolio Manager, Lehman Brothers Strategic Income Fund, a series of Lehman Brothers
Vice President, NB Management.              Income Funds; Portfolio Manager, Neuberger Berman Dividend Advantage Fund Inc.

John A. Lovito                              Portfolio Manager, Lehman Brothers Strategic Income Fund, a series of Lehman Brothers
Vice President, NB Management.              Income Funds.


NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------

Arthur Moretti                              Managing Director, Neuberger Berman, LLC since June 2001; Portfolio Manager, Neuberger
Vice President, NB Management.              Berman Guardian Fund and Neuberger Berman Socially Responsive Fund, each a series of
                                            Neuberger Berman Equity Funds; Portfolio Manager, Guardian Portfolio and Socially
                                            Responsive Portfolio, each a series of Neuberger Berman Advisers Management Trust.

S. Basu Mullick                             Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger Berman Partners
Vice President, NB Management.              Fund and Neuberger Berman Regency Fund, each a series of Neuberger Berman Equity Funds;
                                            Portfolio Manager, Partners Portfolio and Regency Portfolio, each a series of Neuberger
                                            Berman Advisers Management Trust.

Thomas P. O'Reilly                          Portfolio Manager, Neuberger Berman Income Opportunity Fund Inc.; Portfolio Manager,
Vice President, NB Management.              Lehman Brothers First Trust Income Opportunity Fund; Portfolio Manager, Lehman Brothers
                                            Strategic Income Fund and Lehman Brothers High Income Bond Fund, each a series of Lehman
                                            Brothers Income Funds; Portfolio Manager, High Income Bond Portfolio, a series of
                                            Neuberger Berman Advisers Management Trust.

Loraine Olavarria                           None.
Assistant Secretary, NB Management.

Elizabeth Reagan                            None.
Vice President, NB Management.

Brett S. Reiner                             Associate Portfolio Manager, Neuberger Berman Genesis Fund, a series of Neuberger Berman
Vice President, NB Management.              Equity Funds.

Jack L. Rivkin                              Executive Vice President, Neuberger Berman, LLC; Executive Vice President, Neuberger
Chairman and Director,                      Berman Inc.; President and Director, Neuberger Berman Real Estate Income Fund Inc;
NB Management.                              President and Director, Neuberger Berman Intermediate Municipal Fund Inc.; President and
                                            Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; President and
                                            Director, Neuberger Berman California Intermediate Municipal Fund Inc.; President and
                                            Trustee, Neuberger Berman Advisers Management Trust; President and Trustee, Neuberger
                                            Berman Equity Funds; President and Trustee, Lehman Brothers Income Funds; President
                                            and Director, Neuberger Berman Realty Income Fund Inc.; President and Director,
                                            Neuberger Berman Income Opportunity Fund Inc.; President and Director, Neuberger
                                            Berman Real Estate Securities Income Fund Inc.; President, Director and Portfolio
                                            Manager, Neuberger Berman Dividend Advantage Fund Inc.; President and Trustee, Lehman
                                            Brothers First Trust Income Opportunity Fund; President and Trustee, Neuberger Berman
                                            Institutional Liquidity Series; President and Trustee, Lehman Brothers Institutional
                                            Liquidity Cash Management Funds; President and Trustee, Institutional Liquidity Trust;
                                            President and Trustee, Lehman Brothers Reserve Liquidity Funds; President and Trustee,
                                            Lehman Brothers Institutional Liquidity Funds; Portfolio Manager, Lehman Brothers
                                            Strategic Income Fund, a series of Lehman Brothers Income Funds; Director, Dale
                                            Carnegie and Associates, Inc. since 1998; Director, Solbright, Inc. since 1998.


NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------

Benjamin E. Segal                           Managing Director, Neuberger Berman, LLC since November 2000, prior thereto, Vice
Vice President, NB Management.              President, Neuberger Berman, LLC; Portfolio Manager, Neuberger Berman International
                                            Fund, Neuberger Berman International Institutional Fund and Neuberger Berman
                                            International Large Cap Fund, each a series of Neuberger Berman Equity Funds;
                                            Portfolio Manager, International Portfolio, a series of Neuberger Berman Advisers
                                            Management Trust.

Michelle B. Stein                           Portfolio Manager, Neuberger Berman Dividend Advantage Fund Inc.
Vice President, NB Management.

Peter E. Sundman                            Executive Vice President, Neuberger Berman Inc. since 1999; Head of Neuberger Berman
President and Director, NB Management.      Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October
                                            2005); responsible for Managed Accounts Business and intermediary distribution since
                                            October 1999; Managing Director, Neuberger Berman since 2005; formerly, Executive Vice
                                            President, Neuberger Berman, 1999 to December 2005; Director and Vice President,
                                            Neuberger & Berman Agency, Inc. since 2000; Chairman of the Board, Chief Executive
                                            Officer and Trustee, Lehman Brothers Income Funds; Chairman of the Board, Chief
                                            Executive Officer and Trustee, Neuberger Berman Advisers Management Trust; Chairman of
                                            the Board, Chief Executive Officer and Trustee, Neuberger Berman Equity Funds;
                                            Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Real
                                            Estate Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director,
                                            Neuberger Berman Intermediate Municipal Fund Inc.; Chairman of the Board, Chief
                                            Executive Officer and Director, Neuberger Berman New York Intermediate Municipal Fund
                                            Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman
                                            California Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive
                                            Officer and Director, Neuberger Berman Realty Income Fund Inc.; Chairman of the Board,
                                            Chief Executive Officer and Director, Neuberger Berman Income Opportunity Fund Inc.;
                                            Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Real
                                            Estate Securities Income Fund Inc.; Chairman of the Board, Chief Executive Officer and
                                            Director, Neuberger Berman Dividend Advantage Fund Inc.; Chairman of the Board, Chief
                                            Executive Officer and Director, Lehman Brothers First Trust Income Opportunity Fund;
                                            Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman
                                            Institutional Liquidity Series; Chairman of the Board, Chief Executive Officer and
                                            Trustee, Lehman Brothers Institutional Liquidity Cash Management Funds; Chairman of
                                            the Board, Chief Executive Officer and Trustee, Institutional Liquidity Trust;
                                            Chairman of the Board, Chief Executive Officer and Trustee, Lehman Brothers Reserve
                                            Liquidity Funds; Chairman of the Board, Chief Executive Officer and Trustee, Lehman
                                            Brothers Institutional Liquidity Funds; Trustee, College of Wooster.

Kenneth J. Turek                            Portfolio Manager, Balanced Portfolio, Growth Portfolio and Mid-Cap Growth Portfolio,
Vice President, NB Management.              each a series of Neuberger Berman Advisers Management Trust; Portfolio Manager,
                                            Neuberger Berman Century Fund and Neuberger Berman Mid Cap Growth Fund, each a series of Neuberger Berman Equity Funds.


NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------

Judith M. Vale                              Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger Berman Genesis
Vice President, NB Management.              Fund, a series of Neuberger Berman Equity Funds.

John T. Zielinsky                           Portfolio Manager, Neuberger Berman Century Fund, a series of Neuberger Berman Equity
Vice President, NB Management.              Funds.


The principal address of NB Management, Neuberger Berman, LLC, and of each of the investment companies named above, is 605 Third Avenue, New York, New York 10158.

Item 27.    Principal Underwriters.
-------     ----------------------

(a) NB Management, the principal underwriter distributing securities of the Registrant, is also the principal underwriter and distributor for each of the following investment companies:

            Neuberger Berman Advisers Management Trust
            Lehman Brothers Income Funds
            Neuberger Berman Institutional Liquidity Series
            Lehman Brothers Institutional Liquidity Cash Management Funds Lehman Brothers Institutional Liquidity Funds
            Lehman Brothers Reserve Liquidity Funds

(b) Set forth below is information concerning the directors and officers of the Registrant's principal The principal business address of each of the persons listed is 605 Third Avenue, New York, New 10158-0180, which is also the address of the Registrant's principal underwriter.


                                               POSITIONS AND OFFICES                                      POSITIONS AND OFFICES
    NAME                                       WITH UNDERWRITER                                           WITH REGISTRANT
    ----                                       ----------------                                           ---------------

    Joseph V. Amato                            Director                                                   None
    Ann H. Benjamin                            Vice President                                             None
    Michael L. Bowyer                          Vice President                                             None
    Claudia A. Brandon                         Vice President/Mutual Fund Board
                                               Relations & Assistant                                      Secretary
                                               Secretary
    Steven R. Brown                            Vice President                                             None
    David H. Burshtan                          Vice President                                             None
    Lori B. Canell                             Vice President                                             None
    Robert Conti                               Senior Vice President                                      Vice President
    Robert B. Corman                           Vice President                                             None
    Robert W. D'Alelio                         Vice President                                             None
    John E. Dugenske                           Vice President                                             None
    Ingrid Dyott                               Vice President                                             None
    Michael F. Fasciano                        Vice President                                             None
    Janet A. Fiorenza                          Vice President                                             None
    William J. Furrer                          Vice President                                             None
    Brian J. Gaffney                           Senior Vice President                                      Vice President
    Maxine L. Gerson                           Secretary                                                  Chief Legal Officer (only
                                                                                                          for purposes of sections
                                                                                                          307 and 406 of the
                                                                                                          Sarbanes - Oxley Act of
                                                                                                          2002)


                                        POSITIONS AND OFFICES                                      POSITIONS AND OFFICES
    NAME                                       WITH UNDERWRITER                                           WITH REGISTRANT
    ----                                       ----------------                                           ---------------
    Edward S. Grieb                            Treasurer and Chief Financial Officer                      None
    Michael J. Hanratty                        Vice President                                             None
    Milu E. Komer                              Vice President                                             None
    Sajjad S. Ladiwala                         Vice President                                             None
    Richard S. Levine                          Vice President                                             None
    John A. Lovito                             Vice President                                             None
    Kelly M. Landron                           Vice President                                             None
    Arthur Moretti                             Vice President                                             None
    S. Basu Mullick                            Vice President                                             None
    Thomas P. O'Reilly                         Vice President                                             None
    Loraine Olavarria                          Assistant Secretary                                        None
    Elizabeth Reagan                           Vice President                                             None
    Brett S. Reiner                            Vice President                                             None
    Jack L. Rivkin                             Chairman and Director                                      President and Trustee
    Benjamin E. Segal                          Vice President                                             None
    Michelle B. Stein                          Vice President                                             None
    Kenneth J. Turek                           Vice President                                             None
    Peter E. Sundman                           President and Director                                     Chairman of the Board,
                                                                                                          Chief Executive Officer
                                                                                                          and Trustee
    Judith M. Vale                             Vice President                                             None
    Chamaine Williams                          Chief Compliance Officer                                   Chief Compliance Officer
    John T. Zielinsky                          Vice President                                             None

(c) No commissions or other compensation were received directly or indirectly from the Registrant by any underwriter who was not an affiliated person of the Registrant.

Item 28.    Location of Accounts and Records.
-------     --------------------------------
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for the Registrant's Trust and By-Laws, minutes of meetings of the Registrant's Trustees and shareholders and the Registrant's and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New 10158-0180.

Item 29.    Management Services.
-------     -------------------
Other than as set forth in Parts A and B of this Post-Effective Amendment, the Registrant is not a party to any service contract.

Item 30.    Undertakings.
-------     ------------
None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment 130 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 17 day of December 2007.

                                          NEUBERGER BERMAN EQUITY FUNDS

                                          By:    /s/Jack L. Rivkin
                                               ---------------------------------
                                          Name:  Jack L. Rivkin*
                                          Title:  President and Trustee

     Pursuant to the requirements of the 1933 Act, Post-Effective Amendment No. 130 has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                                  Title                                                Date
---------                                                  -----                                                ----

/s/ Peter E. Sundman                     Chairman of the Board, Chief Executive Officer
---------------------                                    and Trustee                                     December 17, 2007
Peter E. Sundman*

/s/ Jack L. Rivkin                                 President and Trustee                                 December 17, 2007
------------------
Jack L. Rivkin*

/s/ John M. McGovern                  Treasurer and Principal Financial and Accounting
---------------------                                      Officer                                       December 6, 2007
John M. McGovern

/s/ John Cannon                                           Trustee                                        December 17, 2007
---------------
John Cannon*

/s/ Faith Colish                                          Trustee                                        December 17, 2007
---------------
Faith Colish*

/s/Martha C. Goss                                         Trustee                                        December 17, 2007
-----------------
Martha C. Goss*

/s/ C. Anne Harvey                                        Trustee                                        December 17, 2007
------------------
C. Anne Harvey*

/s/ Robert A. Kavesh                                      Trustee                                        December 17, 2007
--------------------
Robert A. Kavesh*

/s/ Michael M. Knetter                                    Trustee                                        December 17, 2007
----------------------
Michael M. Knetter*

/s/ Howard A. Mileaf                                      Trustee                                        December 17, 2007
--------------------
Howard A. Mileaf*

/s/ George W. Morriss                                     Trustee                                        December 17, 2007
---------------------
George W. Morriss*


Signature                                                  Title                                                Date
---------                                                  -----                                                ----
/s/ Edward I. O'Brien                                     Trustee                                        December 17, 2007
---------------------
Edward I. O'Brien*

/s/ William E. Rulon                                      Trustee                                        December 17, 2007
--------------------
William E. Rulon*

/s/ Cornelius T. Ryan                                     Trustee                                        December 17, 2007
---------------------
Cornelius T. Ryan*

/s/ Tom D. Seip                                           Trustee                                        December 17, 2007
---------------
Tom D. Seip*

/s/ Candace L. Straight                                   Trustee                                        December 17, 2007
-----------------------
Candace L. Straight*

/s/ Peter P. Trapp                                        Trustee                                        December 17, 2007
------------------
Peter P. Trapp*


*Signatures affixed by Fatima Sulaiman on December 17, 2007 pursuant to powers of attorney filed with Post-Effective Amendment No. 125 and No. 127 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 on December 20, 2006 and August 31, 2007, respectively.